                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Capital
                                                              Appreciation Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      11
                                                              Portfolio of Investments                        13
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Capital Appreciation Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -28.04%, 5 Years 6.65%, 10 Years 10.77% [LINE GRAPH]

                                          MAINSTAY CAPITAL
                                         APPRECIATION FUND        S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         -----------------        ----------------      ------------------
12/91                                           9450                  10000                  10000
12/92                                          10489                  10762                  10296
12/93                                          11959                  11847                  10586
12/94                                          11777                  12003                  10860
12/95                                          15992                  16514                  11142
12/96                                          19056                  20306                  11511
12/97                                          23648                  27080                  11706
12/98                                          32929                  34819                  11894
12/99                                          41127                  42145                  12213
12/00                                          36534                  38310                  12625
12/01                                          27820                  33762                  12820

CLASS B SHARES Total Returns: 1 Year -28.22%, 5 Years 6.76%, 10 Years 10.88% [LINE GRAPH]

                                          MAINSTAY CAPITAL
                                         APPRECIATION FUND        S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         -----------------        ----------------      ------------------
12/91                                          10000                  10000                  10000
12/92                                          11100                  10762                  10296
12/93                                          12655                  11847                  10586
12/94                                          12463                  12003                  10860
12/95                                          16383                  16514                  11142
12/96                                          19962                  20306                  11511
12/97                                          24644                  27080                  11706
12/98                                          34046                  34819                  11894
12/99                                          42185                  42145                  12213
12/00                                          37188                  38310                  12625
12/01                                          28088                  33762                  12820

CLASS C SHARES Total Returns: 1 Year -25.21%, 5 Years 7.08%, 10 Years 10.88% [LINE GRAPH]

                                          MAINSTAY CAPITAL
                                         APPRECIATION FUND        S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         -----------------        ----------------      ------------------
12/91                                          10000                  10000                  10000
12/92                                          11100                  10762                  10296
12/93                                          12656                  11847                  10586
12/94                                          12463                  12003                  10860
12/95                                          16383                  16514                  11142
12/96                                          19963                  20306                  11511
12/97                                          24644                  27080                  11706
12/98                                          34046                  34819                  11894
12/99                                          42185                  42145                  12213
12/00                                          37197                  38310                  12625
12/01                                          28097                  33762                  12820

-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis

Although the equity market was highly volatile in 2001, many of the factors that influenced stock prices had their seeds sown in previous years. The technology and Internet boom that ended in the first quarter of 2000 was still in the process of unwinding as we entered 2001. As technology companies faltered, the seemingly unstoppable expansion of the telecommunications and cellular industries came to an abrupt halt, and earlier build-outs quickly turned into excess capacity.

The Federal Reserve, which had tightened the money supply in 2000, started easing on January 3, 2001. This was the first of 11 successive moves to revive the economy. Together, these moves reduced the targeted federal funds rate from 6.50% to 1.75%, its lowest level in several decades.

As the economy slowed and demand decreased, corporations began to adjust their earnings and profit projections downward. In the third quarter, gross domestic product slipped into negative territory. The September terrorist attacks hastened the downturn and brought many businesses to a near standstill. In November, it was officially confirmed that the economy had been in recession since March 2001.

Investors gradually recovered their composure, and the markets that hit a low point in mid-September staged a broad rally through the end of December. Throughout most of 2001, value stocks outperformed growth stocks by a wide margin.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Capital Appreciation Fund returned -23.85% for Class A shares, -24.47% for Class B shares, and -24.46% for Class C shares, excluding all sales charges. All share classes underperformed the -22.94% return of the average Lipper(1) large-cap growth fund over the same period. All share classes also underperformed the -11.87% return of the S&P 500 Index(2) for 2001.

The Fund's relative underperformance resulted largely from our efforts to position the portfolio defensively, which increased holdings in sectors that failed to perform as we anticipated. Some of the Fund's technology holdings also hurt performance, in a particularly difficult market for the sector as a whole.

-------
(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

                                                                            TOTAL RETURN %
                                                                            --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.79
12/96                                                                            19.16
12/97                                                                            24.10
12/98                                                                            39.24
12/99                                                                            24.90
12/00                                                                           -11.17
12/01                                                                           -23.85

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 11 for more information on performance.

CLASS B SHARES
[BAR GRAPH]

                                                                            TOTAL RETURN %
                                                                            --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.85
12/01                                                                           -24.47

See footnote 1 on page 11 for more information on performance.

STRONG AND WEAK PERFORMERS

Several of the Fund's holdings made positive contributions to the Fund's overall results. Microsoft, the Fund's worst-performing stock in 2000, was one of the Fund's strongest contributors in 2001. Encouraging antitrust decisions and the long-awaited release of Windows XP helped the stock appreciate 53% for the year ended December 31, 2001. Home-products retailer Bed Bath & Beyond also

                                                                               7
                                                                               -

CLASS C SHARES
[BAR GRAPH]

                                                                            TOTAL RETURN %
                                                                            --------------
12/92                                                                            11.00
12/93                                                                            14.01
12/94                                                                            -1.52
12/95                                                                            35.11
12/96                                                                            18.56
12/97                                                                            23.45
12/98                                                                            38.15
12/99                                                                            23.90
12/00                                                                           -11.82
12/01                                                                           -24.46

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 11 for more information on performance.

strengthened the Fund's performance as positive earnings surprises helped the stock gain 52% for the year. Harley-Davidson saw continuing demand for its coveted motorcycles, as sales and earnings reached record levels and the stock advanced 37% for the 12-month period.

Baxter International is a classic medical growth story. The company specializes in blood-related equipment, components, and supplies and holds a leading position in a stable growth market. Solid operating results in 2001 helped Baxter's stock price appreciate 22% for the year. Department-store owner Kohl's also delivered solid operating results in a difficult environment. Despite declines in the spring and fall, the stock recovered faster than the market in the fourth quarter, advancing 16% for the year.

Not all of the Fund's stocks were as strong, however. EMC, a technology storage leader, was negatively impacted by the decline in technology spending and the general demise of the dot.coms. Corning, the world leader in fiber-optic cable, was another weak performer. The company suffered when telecommunications spending dried up and demand for cable slowed. We sold the stock in July and it continued to decline through the end of the year. Finally, Cisco Systems was hurt by contractions in both technology and telecommunications. Although prices improved after their mid-September lows, the stock lost about half of its value in 2001. The Fund continues to hold the stock, since we believe it is well positioned to benefit if the economy improves in 2002.

TECHNOLOGY STOCKS

The decision to reduce technology exposure early in 2001 helped the Fund's relative performance, as the sector experienced widespread declines. Despite gains from Microsoft, our decision to hold onto other technology leaders, including Cisco Systems, Sun Microsystems, EMC, and Oracle, hurt performance as the industry's fundamentals deteriorated.

By the fourth quarter, we realized that many technology names had been oversold, and we began increasing the Fund's technology exposure. New positions in IBM, Electronic Data Systems, and SunGard Data Systems made positive contributions to the Fund's performance. As of December 31, 2001, the Fund had no exposure to telecommunications services, which proved beneficial in a difficult year for most telecom-related stocks.

CONSUMER CYCLICALS

The Fund's overweighted position in consumer cyclicals throughout the year strengthened overall performance, as this group was by far the strongest sector in 2001. The Fund added to its consumer cyclical weighting with the addition of Best Buy, Cendant, Lowe's, and Target. Each of these purchases contributed positively to the Fund's performance. At the close of 2001, the Fund remained overweighted in consumer cyclical issues.

FINANCIAL STOCKS

Over the course of 2001, the Fund shifted its mix of financial stocks by adding Bank of America, FleetBoston Financial, and Fannie Mae. The Fund eliminated its positions in Mellon Financial and Providian Financial, which had shown inconsistent performance. We also sold the Fund's position in Goldman Sachs Group, which underperformed through much of the year. The financial sector slightly underperformed the market as a whole, but most of the Fund's adjustments in the financial sector had a positive impact on performance.

DEFENSIVE POSITIONING

Although defensive stocks typically outperform when volatility increases, our decision to increase the Fund's utility, health care, and consumer staples stocks early in 2001 failed to produce the desired results. We later sold all of Fund's utility holdings, including AES, El Paso, Calpine, and Enron, before energy problems in California sent the sector into a steep decline. Although the sales detracted from the Fund's performance, our decision was well timed and helped the Fund avoid Enron's catastrophic price decline.

Health care stocks also had a negative impact on the Fund in 2001, as weak earnings caused drug companies to underperform and competitive issues took a toll on medical-device manufacturers. Over the course of the year, we reduced the Fund's exposure to slower-growth pharmaceutical companies, including Merck, Schering-Plough, and Bristol-Myers. We also sold Genentech, Guidant, and Applied Biosystems. The net impact of the Fund's health care sales was positive.

                                                                               9
                                                                               -

We added drug companies with faster-growth profiles, as well as service companies and biotechnology names. Abbott Laboratories, Genzyme, and UnitedHealth Group were new purchases that contributed positively to performance, while new positions in HCA, Cardinal Health, and Pfizer detracted from the Fund's return.

As a defensive move, the Fund held a 10% cash position in early September. In the weeks following the terrorist attacks, the Fund became fully invested, which helped it outperform the market in the fourth quarter.

The Fund added to its capital goods holdings by establishing positions in General Dynamics and Illinois Tool Works, with a neutral to positive impact on performance. We also sold inconsistent performers, including CVS, Kimberly-Clark, and Walt Disney, in moves that helped strengthen the Fund's positioning in a volatile market environment.

LOOKING AHEAD

We anticipate a positive investment environment in 2002, but any advances will depend on a number of factors. An ideal scenario would include favorable economic news, stronger corporate earnings, positive developments in the war on terrorism, a fiscal stimulus package from Congress, and accommodative Federal Reserve policies.

Current valuations in the stock market remain high relative to earnings expectations. As a result, we believe stocks are still vulnerable to negative surprises. Our disciplined investment process continues to emphasize diversification, with a focus on health care, financial services, information technology, and consumer sectors.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital. Dividend income, if any, will remain an incidental consideration.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

10
-

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/01
    Class A               -23.85%      7.86%      11.40%         12.45%
    Class B               -24.47%      7.07%      10.88%         12.11%
    Class C               -24.46%      7.08%      10.88%         12.11%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/01
    Class A               -28.04%      6.65%      10.77%         12.04%
    Class B               -28.22%      6.76%      10.88%         12.11%
    Class C               -25.21%      7.08%      10.88%         12.11%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                            SINCE INCEPTION
                           1 YEAR     5 YEARS    10 YEARS   THROUGH 12/31/01
    Class A              497 out of  178 out of     n/a         100 out of
                         840 funds   308 funds                  206 funds
    Class B              530 out of  205 out of  33 out of       16 out of
                         840 funds   308 funds   87 funds        53 funds
    Class C              529 out of     n/a         n/a         323 out of
                         840 funds                              479 funds
    Average Lipper
    large-cap growth
    fund                  -22.94%      8.15%      10.09%       10.88%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A        $32.86      $0.0000      $0.2331
    Class B        $30.99      $0.0000      $0.2331
    Class C        $31.00      $0.0000      $0.2331

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

                                                                              11
                                                                               -

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.

Information on this page and the preceding pages has not been audited.

12
-

Portfolio of Investments December 31, 2001

                                 SHARES            VALUE
                               ------------------------------
COMMON STOCKS (100.1%)+

AEROSPACE/DEFENSE (0.9%)
General Dynamics Corp. ......    271,800       $   21,646,152
                                               --------------
BANKS (2.3%)
Bank of America Corp. .......    456,800           28,755,560
FleetBoston Financial
 Corp. ......................    763,200           27,856,800
                                               --------------
                                                   56,612,360
                                               --------------
BROADCAST/MEDIA (1.4%)
Clear Channel Communications,
 Inc. (a)....................    689,860           35,120,773
                                               --------------
COMMUNICATIONS--EQUIPMENT (2.1%)
Cisco Systems, Inc. (a)......  2,909,300           52,687,423
                                               --------------

COMPUTER SOFTWARE & SERVICES (7.5%)
Electronic Data Systems
 Corp. ......................    629,500           43,152,225
Microsoft Corp. (a)..........  1,345,000           89,133,150
Oracle Corp. (a).............  3,327,200           45,948,632
SunGard Data Systems
 Inc. (a)....................    261,300            7,559,409
                                               --------------
                                                  185,793,416
                                               --------------
COMPUTER SYSTEMS (4.3%)
EMC Corp. (a)................  1,319,900           17,739,456
International Business
 Machines Corp. .............    356,400           43,110,144
Sun Microsystems, Inc. (a)...  3,741,900           46,175,046
                                               --------------
                                                  107,024,646
                                               --------------
ELECTRICAL EQUIPMENT (3.8%)
General Electric Co. ........  2,336,800           93,658,944
                                               --------------
ELECTRONICS--COMPONENTS (1.3%)
Flextronics International
 Ltd. (a)....................  1,347,200           32,319,328
                                               --------------
ELECTRONICS--SEMICONDUCTORS (5.6%)
Analog Devices, Inc. (a).....    844,600           37,491,794
Intel Corp. .................  2,001,400           62,944,030
Texas Instruments Inc. ......  1,299,200           36,377,600
                                               --------------
                                                  136,813,424
                                               --------------
ENTERTAINMENT (3.9%)
AOL Time Warner Inc. (a).....  1,681,000           53,960,100
Viacom, Inc. Class B (a).....    966,022           42,649,871
                                               --------------
                                                   96,609,971
                                               --------------
FINANCE (7.0%)
Citigroup Inc. ..............  1,790,300           90,374,344
Fannie Mae...................    679,500           54,020,250
MBNA Corp. ..................    751,800           26,463,360
                                               --------------
                                                  170,857,954
                                               --------------

                                 SHARES            VALUE
                               ------------------------------
FOOD & HEALTH CARE DISTRIBUTORS (2.3%)
Cardinal Health, Inc. .......    605,000       $   39,119,300
SYSCO Corp. .................    621,900           16,306,218
                                               --------------
                                                   55,425,518
                                               --------------
HEALTH CARE--DRUGS (5.1%)
Andrx Group (a)..............     72,700            5,118,807
Elan Corp., PLC ADR (a)(b)...    149,600            6,740,976
IVAX Corp. (a)...............    597,600           12,035,664
King Pharmaceuticals,
 Inc. (a)....................    397,366           16,741,030
Pfizer, Inc. ................  2,162,900           86,191,565
                                               --------------
                                                  126,828,042
                                               --------------
HEALTH CARE--HMOs (3.5%)
UnitedHealth Group Inc. .....  1,232,500           87,224,025
                                               --------------

HEALTH CARE--MEDICAL PRODUCTS (5.5%)
Baxter International Inc. ...  1,557,200           83,512,636
Medtronic, Inc. .............  1,016,400           52,049,844
                                               --------------
                                                  135,562,480
                                               --------------
HEALTH CARE--MISCELLANEOUS (7.8%)
Abbott Laboratories..........    643,500           35,875,125
Allergan, Inc. ..............    520,400           39,056,020
Amgen Inc. (a)...............  1,077,700           60,825,388
Genzyme Corp. (a)............    417,300           24,979,578
HCA Inc. ....................    814,400           31,386,976
                                               --------------
                                                  192,123,087
                                               --------------
HOUSEHOLD PRODUCTS (2.3%)
Colgate-Palmolive Co. .......    999,900           57,744,225
                                               --------------

INSURANCE (3.6%)
American International Group,
 Inc. .......................    563,427           44,736,104
Marsh & McLennan Cos.,
 Inc. .......................    413,000           44,376,850
                                               --------------
                                                   89,112,954
                                               --------------
LEISURE TIME (4.1%)
Harley-Davidson, Inc. .......  1,842,100          100,044,451
                                               --------------

MANUFACTURING (5.8%)
Illinois Tool Works Inc. ....    386,300           26,160,236
Tyco International Ltd. .....  1,970,334          116,052,673
                                               --------------
                                                  142,212,909
                                               --------------
PERSONAL LOANS (2.2%)
Household International,
 Inc. .......................    936,800           54,278,192
                                               --------------

RETAIL (13.4%)
Bed Bath & Beyond Inc. (a)...  2,240,000           75,936,000
Best Buy Co., Inc. (a).......    364,800           27,170,304
Costco Wholesale Corp. (a)...    240,300           10,664,514
Home Depot, Inc. (The).......    935,250           47,707,102
Kohl's Corp. (a).............  1,255,900           88,465,596
Lowe's Cos., Inc. ...........    599,200           27,808,872
Safeway Inc. (a).............    563,700           23,534,475

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

MainStay Capital Appreciation Fund

                                 SHARES            VALUE
                               ------------------------------
COMMON STOCKS (CONTINUED)
RETAIL (CONTINUED)
Target Corp. ................    726,300       $   29,814,615
                                               --------------
                                                  331,101,478
                                               --------------
SPECIALIZED SERVICES (4.4%)
Cendant Corp. (a)............  2,421,300           47,481,693
Omnicom Group Inc. ..........    677,000           60,489,950
                                               --------------
                                                  107,971,643
                                               --------------
Total Common Stocks
 (Cost $2,055,468,655).......                   2,468,773,395
                                               --------------
                               PRINCIPAL
                                 AMOUNT
                               ----------
SHORT-TERM INVESTMENTS (0.6%)

COMMERCIAL PAPER (0.5%)
Abbey National North America
 1.83%, due 1/3/02...........  $5,000,000           4,999,491
American Express Credit Corp.
 1.76%, due 1/7/02...........  5,000,000            4,998,532
Freddie Mac
 1.47%, due 1/2/02...........  1,850,000            1,849,924
                                               --------------
Total Commercial Paper
 (Cost $11,847,947)..........                      11,847,947
                                               --------------
                                 SHARES            VALUE
                               ------------------------------
INVESTMENT COMPANY (0.1%)
Merrill Lynch Premier
 Institutional Fund..........  1,815,000       $    1,815,000
                                               --------------
Total Investment Company
 (Cost $1,815,000)...........                       1,815,000
                                               --------------
Total Short-Term Investments
 (Cost $13,662,947)..........                      13,662,947
                                               --------------
Total Investments
 (Cost $2,069,131,602) (c)...      100.7%       2,482,436,342(d)
Liabilities in Excess of
 Cash and Other Assets.......       (0.7)         (17,111,310)
                               ----------      --------------
Net Assets...................      100.0%      $2,465,325,032
                               ==========      ==============

-----------------------------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c) The cost stated also represents the aggregate cost for federal income tax purposes.
(d)  At December 31, 2001 net unrealized appreciation was
     $413,304,740, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $572,009,876 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $158,705,136.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $2,069,131,602)...........................................       $2,482,436,342
Cash........................................................               43,278
Receivables:
  Investment securities sold................................           18,324,048
  Dividends.................................................            2,263,001
  Fund shares sold..........................................            1,577,145
Other assets................................................                1,588
                                                                   --------------
        Total assets........................................        2,504,645,402
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................           20,275,836
  Investment securities purchased...........................           14,534,058
  NYLIFE Distributors.......................................            1,823,082
  Transfer agent............................................            1,200,088
  Manager...................................................            1,156,783
  Custodian.................................................               34,407
  Trustees..................................................               21,485
Accrued expenses............................................              274,631
                                                                   --------------
        Total liabilities...................................           39,320,370
                                                                   --------------
Net assets..................................................       $2,465,325,032
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      134,685
  Class B...................................................              646,843
  Class C ..................................................                5,859
Additional paid-in capital..................................        2,166,428,854
Accumulated net realized loss on investments................         (115,195,949)
Net unrealized appreciation on investments..................          413,304,740
                                                                   --------------
Net assets..................................................       $2,465,325,032
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  442,525,742
                                                                   ==============
Shares of beneficial interest outstanding...................           13,468,517
                                                                   ==============
Net asset value per share outstanding.......................       $        32.86
Maximum sales charge (5.50% of offering price)..............                 1.91
                                                                   --------------
Maximum offering price per share outstanding................       $        34.77
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,004,637,569
                                                                   ==============
Shares of beneficial interest outstanding...................           64,684,281
                                                                   ==============
Net asset value and offering price per share outstanding....       $        30.99
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $   18,161,721
                                                                   ==============
Shares of beneficial interest outstanding...................              585,930
                                                                   ==============
Net asset value and offering price per share outstanding....       $        31.00
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  17,714,475
  Interest..................................................      1,343,626
                                                              -------------
    Total income............................................     19,058,101
                                                              -------------
Expenses:
  Manager...................................................     19,965,318
  Distribution--Class B.....................................     16,972,620
  Distribution--Class C.....................................        160,972
  Transfer agent............................................      7,369,839
  Service--Class A..........................................      1,221,204
  Service--Class B..........................................      5,657,540
  Service--Class C..........................................         53,657
  Shareholder communication.................................        486,379
  Recordkeeping.............................................        303,964
  Custodian.................................................        236,647
  Professional..............................................        207,307
  Trustees..................................................         89,524
  Registration..............................................         31,167
  Miscellaneous.............................................        117,925
                                                              -------------
    Total expenses before waiver............................     52,874,063
Fees waived by Manager......................................     (5,210,514)
                                                              -------------
    Net expenses............................................     47,663,549
                                                              -------------
Net investment loss.........................................    (28,605,448)
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (115,195,949)
Net change in unrealized appreciation on investments........   (710,017,154)
                                                              -------------
Net realized and unrealized loss on investments.............   (825,213,103)
                                                              -------------
Net decrease in net assets resulting from operations........  $(853,818,551)
                                                              =============

-------
(a)   Dividends recorded net of foreign withholding taxes of $28,183.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Changes in Net Assets

                                                                Year ended        Year ended
                                                               December 31,      December 31,
                                                                   2001              2000
                                                              ---------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (28,605,448)  $  (48,984,383)
  Net realized gain (loss) on investments...................     (115,195,949)     274,604,293
  Net change in unrealized appreciation on investments......     (710,017,154)    (691,170,914)
                                                              ---------------   --------------
  Net decrease in net assets resulting from operations......     (853,818,551)    (465,551,004)
                                                              ---------------   --------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................       (3,272,641)     (83,009,166)
    Class B.................................................      (14,973,415)    (432,611,129)
    Class C.................................................         (136,801)      (4,143,624)
                                                              ---------------   --------------
      Total distributions to shareholders...................      (18,382,857)    (519,763,919)
                                                              ---------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      166,042,126      569,943,906
    Class B.................................................      206,267,785      532,006,687
    Class C.................................................        4,408,518       15,345,534
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................        3,115,514       79,749,998
    Class B.................................................       14,552,594      418,831,439
    Class C.................................................          110,942        3,353,535
                                                              ---------------   --------------
                                                                  394,497,479    1,619,231,099
  Cost of shares redeemed:
    Class A.................................................     (170,552,204)    (493,029,672)
    Class B.................................................     (403,175,817)    (708,057,464)
    Class C.................................................       (6,677,860)      (6,751,551)
                                                              ---------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (185,908,402)     411,392,412
                                                              ---------------   --------------
      Net decrease in net assets............................   (1,058,109,810)    (573,922,511)
NET ASSETS:
Beginning of year...........................................    3,523,434,842    4,097,357,353
                                                              ---------------   --------------
End of year.................................................  $ 2,465,325,032   $3,523,434,842
                                                              ===============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                         ----------------------------------------------------
                                                                       Year ended December 31,
                                                         ----------------------------------------------------
                                                           2001       2000       1999       1998       1997
                                                         --------   --------   --------   --------   --------
Net asset value at beginning of period.................. $  43.46   $  57.12   $  48.74   $  36.60   $  30.56
                                                         --------   --------   --------   --------   --------
Net investment loss (a).................................    (0.15)     (0.33)     (0.24)     (0.14)     (0.16)
Net realized and unrealized gain (loss) on
 investments............................................   (10.22)     (6.16)     12.22      14.42       7.48
                                                         --------   --------   --------   --------   --------
Total from investment operations........................   (10.37)     (6.49)     11.98      14.28       7.32
                                                         --------   --------   --------   --------   --------
Less distributions:
 From net realized gain on investments..................    (0.23)     (7.17)     (3.60)     (2.14)     (1.28)
                                                         --------   --------   --------   --------   --------
Net asset value at end of period........................ $  32.86   $  43.46   $  57.12   $  48.74   $  36.60
                                                         ========   ========   ========   ========   ========
Total investment return (b).............................   (23.85%)   (11.17%)    24.90%     39.24%     24.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss..................................    (0.41%)    (0.59%)    (0.47%)    (0.34%)    (0.48%)
   Expenses.............................................     1.29%      1.19%      1.19%      1.23%      1.09%
   Net Expenses (after waiver)..........................     1.10%      0.99%      1.00%      1.04%      1.09%
Portfolio turnover rate.................................       44%        38%        41%        29%        35%
Net assets at end of period (in 000's).................. $442,526   $590,366   $587,633   $394,848   $216,292

-------
 * Class C shares were first offered on September 1, 1998.
 + Annualized.
(a) Per share data based on average shares outstanding during the period.
(b) Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

                               Class B                                                 Class C
    --------------------------------------------------------------   -------------------------------------------
                                                                                                   September 1*
                       Year ended December 31,                         Year ended December 31,        through
    --------------------------------------------------------------   ---------------------------   December 31,
       2001         2000         1999         1998         1997       2001      2000      1999         1998
    ----------   ----------   ----------   ----------   ----------   -------   -------   -------   -------------
    $    41.34   $    55.15   $    47.54   $    36.02   $    30.25   $ 41.35   $ 55.15   $ 47.54      $36.15
    ----------   ----------   ----------   ----------   ----------   -------   -------   -------      ------
         (0.39)       (0.72)       (0.61)       (0.45)       (0.34)    (0.39)    (0.72)    (0.61)      (0.10)
         (9.73)       (5.92)       11.82        14.11         7.39     (9.73)    (5.91)    11.82       13.63
    ----------   ----------   ----------   ----------   ----------   -------   -------   -------      ------
        (10.12)       (6.64)       11.21        13.66         7.05    (10.12)    (6.63)    11.21       13.53
    ----------   ----------   ----------   ----------   ----------   -------   -------   -------      ------
         (0.23)       (7.17)       (3.60)       (2.14)       (1.28)    (0.23)    (7.17)    (3.60)      (2.14)
    ----------   ----------   ----------   ----------   ----------   -------   -------   -------      ------
    $    30.99   $    41.34   $    55.15   $    47.54   $    36.02   $ 31.00   $ 41.35   $ 55.15      $47.54
    ==========   ==========   ==========   ==========   ==========   =======   =======   =======      ======
        (24.47%)     (11.85%)      23.90%       38.15%       23.45%   (24.46%)  (11.82%)   23.90%      37.66%
         (1.16%)      (1.34%)      (1.22%)      (1.09%)      (1.00%)   (1.16%)   (1.34%)   (1.22%)     (1.09%)+
          2.04%        1.94%        1.94%        1.98%        1.61%     2.04%     1.94%     1.94%       1.98%+
          1.85%        1.74%        1.75%        1.79%        1.61%     1.85%     1.74%     1.75%       1.79%+
            44%          38%          41%          29%          35%       44%       38%       41%         29%
    $2,004,638   $2,905,828   $3,486,486   $2,753,012   $1,869,664   $18,162   $27,241   $23,238      $1,600

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

MainStay Capital Appreciation Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Capital Appreciation Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

20
-

Notes to Financial Statements

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $28,605,448 are decreases to accumulated net investment loss and additional paid-in-capital, respectively. These book-tax differences are due primarily to a net investment loss incurred by the Fund.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and

                                                                              21
                                                                               -

MainStay Capital Appreciation Fund

accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

Distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the period ended December 31, 2001 represent tax-based distributions of net long-term capital gain.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

22
-

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. The Manager has voluntarily established fee breakpoints, which may be discontinued at any time, of 0.65% on assets in excess of $200 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 2001 the Manager earned $19,965,318 and waived $5,210,514 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.36% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established fee breakpoints, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $29,652 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $30,313, $1,886,066 and $3,447, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $7,369,839.

                                                                              23
                                                                               -

MainStay Capital Appreciation Fund

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $59,157 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $303,964 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $5,373,298 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $109,822,651 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000's):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $1,199,888 and $1,395,878, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

24
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000's):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2001             DECEMBER 31, 2000
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   4,741      6,060     126     10,070      9,825     292
Shares issued in reinvestment of
  distributions.............................     104        482       4      1,863     10,287      83
                                              ------    -------    ----     ------    -------    ----
                                               4,845      6,542     130     11,933     20,112     375
Shares redeemed.............................  (4,960)   (12,143)   (203)    (8,638)   (13,048)   (137)
                                              ------    -------    ----     ------    -------    ----
Net increase (decrease).....................    (115)    (5,601)    (73)     3,295      7,064     238
                                              ======    =======    ====     ======    =======    ====

                                                                              25
                                                                               -

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of MainStay Capital Appreciation Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Capital Appreciation Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

26
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

30
-

                                                                              31
                                                                               -

Trustees and Officers(1)                                   [MAINSTAY FUNDS LOGO]

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and                      MainStay(R)
                          Accounting Officer,        Capital Appreciation Fund
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.
                                                             ANNUAL REPORT
[MAINSTAY LOGO]                                              DECEMBER 31, 2001

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------         [MAINSTAY LOGO]
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSCA11-02/02
                                                                04

[RECYCLE LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay Convertible Fund
                                                              versus Credit Suisse First Boston Convertible
                                                              Securities Index and Inflation--
                                                              Class A, Class B, and Class C Shares             3
                                                              Portfolio Management Discussion and Analysis     4
                                                              Year-by-Year Performance                         5
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               30
                                                              Trustees and Officers                           31
                                                              The MainStay(R) Funds                           34

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

$10,000 Invested in MainStay Convertible
Fund versus Credit Suisse First Boston
Convertible Securities Index and Inflation

CLASS A SHARES Total Returns: 1 Year -9.28%, 5 Years 7.99%, 10 Years 10.96%

                                  [LINE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
                                                          FUND                 SECURITIES INDEX(1)         INFLATION (CPI)(2)
                                                  --------------------         -------------------         ------------------
12/91                                                    9450.00                    10000.00                    10000.00
12/92                                                   10688.00                    11760.00                    10296.00
12/93                                                   13304.00                    13943.00                    10586.00
12/94                                                   13125.00                    13285.00                    10860.00
12/95                                                   16238.00                    16436.00                    11142.00
12/96                                                   18208.00                    18711.00                    11511.00
12/97                                                   20277.00                    21875.00                    11706.00
12/98                                                   20527.00                    23308.00                    11894.00
12/99                                                   27487.00                    33160.00                    12213.00
12/00                                                   29477.00                    30565.00                    12625.00
12/01                                                   28296.00                    28602.00                    12820.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -9.41%, 5 Years 8.20%, 10 Years 11.06% Class C Total Returns: 1 Year -5.69%, 5 Years 8.45%, 10 Years 11.06%

                                  [LINE GRAPH]

                                                                               CREDIT SUISSE FIRST
                                                  MAINSTAY CONVERTIBLE         BOSTON CONVERTIBLE
                                                          FUND                 SECURITIES INDEX(1)         INFLATION (CPI)(2)
                                                  --------------------         -------------------         ------------------
12/91                                                   10000.00                    10000.00                    10000.00
12/92                                                   11311.00                    11760.00                    10296.00
12/93                                                   14078.00                    13943.00                    10586.00
12/94                                                   13889.00                    13285.00                    10860.00
12/95                                                   17087.00                    16436.00                    11142.00
12/96                                                   19034.00                    18711.00                    11511.00
12/97                                                   21065.00                    21875.00                    11706.00
12/98                                                   21176.00                    23308.00                    11894.00
12/99                                                   28142.00                    33160.00                    12213.00
12/00                                                   29974.00                    30565.00                    12625.00
12/01                                                   28549.00                    28602.00                    12820.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Credit Suisse First Boston Convertible Securities Index generally includes 250 to 300 issues--convertibles must have a minimum issue size of $50 million; bonds and preferreds must be rated B- or better by S&P; and preferreds must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, rated B- or higher by S&P and have an issue size of greater than $100 million. Total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               3
                                                                               -

(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 3 for more information about the Credit Suisse First Boston Convertible Securities Index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's loan-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.


Portfolio Management Discussion and Analysis

The performance of convertible securities is affected by the stock, bond, and high-yield markets, with the most important being the stock market. As a result, 2001 was a challenging year. Technology stocks suffered major setbacks, dragging telecommunications and related stocks lower. As the difficulties spread to other sectors, layoffs and earnings disappointments became widespread.

In early January, the Federal Reserve started a series of aggressive easing moves to help keep the economy on track. During the year, the Fed lowered the targeted federal funds rate 11 times--for a total reduction of 4.75%. The lower interest rates were generally positive for bond prices, and provided corporations with access to capital at lower costs. Unfortunately, in the third quarter, gross domestic product slipped into negative territory, and later in the year, concerns over a possible recession were confirmed.

The September terrorist attacks pushed stock prices to their low point for 2001. As the war on terrorism advanced and consumers regained their confidence, economic indicators suggested that the economy might rebound in 2002. This stimulated a general rally in the stock market, which caused money to flow away from bonds. Although some high-yield sectors, such as telecommunications and cable, faced severe challenges during the year, the high-yield market as a whole provided positive returns in 2001.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Convertible Fund returned -4.01% for Class A shares and -4.76% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the -7.86% return of the average Lipper(1) convertible securities fund over the same period. All share classes also outperformed the -6.42% return of the Credit Suisse First Boston Convertible Securities Index(2) for the year.

As of December 31, 2001, MainStay Convertible Fund Class B and Class C shares each received an Overall Morningstar Rating(TM) of four stars out of 4,811 domestic equity funds.(3) Class B and Class C shares were each rated four stars out of 4,811 domestic equity funds for the three-year period ended December 31, 2001. Class B shares were rated three stars out of 3,160 domestic equity funds for the five-year period then ended and four stars out of 895 domestic equity funds for the 10-year period then ended.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

                                                                          TOTAL RETURN % OF
                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.72
12/96                                                                            12.13
12/97                                                                            11.36
12/98                                                                             1.23
12/99                                                                            33.91
12/00                                                                             7.24
12/01                                                                            -4.01

Returns reflect the historical performance of the Class B shares for periods through 12/94. See footnote 1 on page 9 for more information on performance.

CLASS B AND CLASS C SHARES

                                                                          TOTAL RETURN % OF
                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                            13.11
12/93                                                                            24.47
12/94                                                                            -1.34
12/95                                                                            23.02
12/96                                                                            11.39
12/97                                                                            10.67
12/98                                                                             0.53
12/99                                                                            32.90
12/00                                                                             6.51
12/01                                                                            -4.76

Class C share returns reflect the historical performance of the Class B shares for periods through 8/98. See footnote 1 on page 9 for more information on performance.

The Fund outperformed its peers due to our strategy of seeking more upside potential than downside risk in each of the portfolio's securities. Our decision to overweight defensive sectors, such as health care, contributed positively to the Fund's performance in a year when the market rewarded companies with consistent earnings. The fact that the Fund's top performers were spread across several industries underscores the value of careful bottom-up security selection.

                                                                               5
                                                                               -

STRONG AND WEAK PERFORMERS

Cendant, a provider of global services, managed to move past its earlier accounting difficulties and provide positive earnings surprises. Although the company's travel-related business was hurt by the terrorist attacks in mid-September, Cendant's diversified real-estate holdings helped provide a buffer. When indicators suggested that travel might bounce back earlier than anticipated, Cendant stock recovered strongly in the fourth quarter. Cendant convertibles were among the Fund's best-performing securities for 2001.

Efficient Networks, a provider of high-speed Internet-access equipment, also made a strong positive contribution to performance. The Fund purchased Efficient Networks' bonds when the stock was out of favor. We consulted with our high-yield team and determined that the company was a strong credit and a takeover candidate. When the company was acquired, a "change of control put" allowed us to sell the bonds back to the company at par, even though the Fund had purchased them at around 50 cents on the dollar only a few months earlier.

Canadian National Railway's market strength, management prowess, and efforts to improve efficiency helped the company's preferred stock contribute positively to the Fund's performance in 2001. Although the stock is economically sensitive, investors rewarded the company's ability to take market share away from truckers and other railways.

Two defensive names, Dean Foods and AmeriSource Health, were also among the Fund's strong performers. Dean Foods is the largest dairy company in the United States and was not impacted by the slowing economy. As a result, investors flocked to it as a potential "safe haven." Despite the economic slow-down, drug distributor AmeriSource Health provided consistent earnings on the simple premise that older Americans have to take their medicine regardless of where the economy may move. The company's consistent results were particularly attractive in a year marked by widespread earnings disappointments.

Unfortunately, not all of the Fund's holdings had positive results. AES, like other independent power producers, was negatively impacted by declining energy prices, a warm winter, and unfavorable supply-and-demand dynamics. At the end of the year, the entire utility sector suffered when Enron declared bankruptcy.

Although the Fund generally benefited from an underweighted position in the telecommunications sector, the telephone-related securities that the Fund did own, including Qwest and Crown Castle, hurt performance as the sector as a whole declined. Crown Castle International builds towers and rents space to cellular phone companies. The stock detracted from the Fund's performance when cell-phone subscriber growth faltered. We sold the Fund's position in the stock to deploy the assets in more productive ways.

STRATEGY SHIFTS AND SECTOR WEIGHTING CHANGES

With telecommunications stock prices dropping, we decided the Fund needed to take a stand--either build a large position in a strong name or sell. We focussed on XO Communications, which competes with regional Bell operating companies (RBOCs) by laying fiber-optic cable in cities, then signing up customers for telephone service. XO Communications was able to offer customers lower rates because their network was newer and more efficient. We were attracted to the stock, believing that this competitive advantage might allow the company to survive and flourish.

After consulting with company management, industry analysts, and our high-yield team, however, we determined that XO Communications had too much debt. We sold the Fund's entire position at a loss, but the decision was well-timed and well-supported. The company eventually had to restructure its debt, which resulted in even larger losses for bond holders.

In the energy sector, the Fund entered 2001 with a heavily overweighted position. Energy holdings had helped the Fund's performance in 2000 and continued to do so in the early months of 2001. With careful attention to our valuation disciplines, however, we sold energy-related convertibles as their underlying stocks hit our price targets. As a result, by midyear the Fund was underweighted in energy-related holdings. This proved beneficial as energy prices declined, the California energy crisis unwound, and the Enron bankruptcy caused investors to reexamine their energy-related holdings.

LOOKING AHEAD

As bottom-up investors, we strive to remain fully invested. Consistent with our objectives, we will continue to look for convertible securities that we believe have favorable risk/reward profiles.

After the stock-market rally in the fourth quarter of 2001, finding attractive opportunities has become more challenging. Sectors that were neglected in the rally, however, may provide opportunities. For example, we purchased a bond which is convertible into stock of American International Group--one of the world's strongest insurance companies. AIG may benefit from the higher insurance rates in the future, yet its stock lagged the market, rising only 1.7% in the fourth quarter of 2001. We believe the AIG convertible offers strong upside potential with relatively low downside risk--the very combination we try to pursue in all of the Fund's investments.

                                                                               7
                                                                               -

Whatever the markets or the economy may bring, the Fund will continue to seek capital appreciation together with current income.

Edmund C. Spelman
Thomas Wynn
Edward Silverstein
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                    SINCE INCEPTION
                 1 YEAR      5 YEARS    10 YEARS    THROUGH 12/31/01
Class A            -4.01%       9.22%      11.59%         10.05%
Class B            -4.76%       8.45%      11.06%          9.72%
Class C            -4.76%       8.45%      11.06%          9.72%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                     SINCE INCEPTION
                 1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/01
Class A            -9.28%       7.99%       10.96%          9.65%
Class B            -9.41%       8.20%       11.06%          9.72%
Class C            -5.69%       8.45%       11.06%          9.72%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                             SINCE INCEPTION
                   1 YEAR        5 YEARS        10 YEARS     THROUGH 12/31/01
Class A         22 out of      15 out of      n/a                11 out of
                76 funds       41 funds                          28 funds
Class B         29 out of      21 out of      7 out of            2 out of
                76 funds       41 funds       17 funds            6 funds
Class C         29 out of      n/a            n/a                26 out of
                76 funds                                         54 funds
Average Lipper
convertible
securities      -7.86%         8.38%          10.30%             9.08%
fund

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

         NAV 12/31/01   INCOME    CAPITAL GAINS
Class A     $11.58      $0.3637      $0.0000
Class B     $11.59      $0.2725      $0.0000
Class C     $11.59      $0.2725      $0.0000

-------

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.
Information on this page and the preceding pages has not been audited.

                                                                               9
                                                                               -

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE SECURITIES (76.8%)+
CONVERTIBLE BONDS (60.6%)
ADVERTISING & MARKETING SERVICES (1.0%)
Getty Images, Inc.
 5.00%, due 3/15/07............  $2,400,000       $  1,986,000
Lamar Advertising Co.
 5.25%, due 9/15/06............   4,250,000          4,728,125
                                                  ------------
                                                     6,714,125
                                                  ------------
AUTO PARTS & EQUIPMENT (0.3%)
Tower Automotive, Inc.
 5.00%, due 8/1/04.............   2,000,000          1,687,500
                                                  ------------

BANKS (3.3%)
Mitsubishi Bank Ltd.
 International Finance
 (Bermuda) Trust
 3.00%, due 11/30/02...........   6,850,000          6,832,875
UBS AG Stamford Connecticut
 Branch
 Series NDQ
 0.25%, due 4/12/08 (c)........   5,000,000          4,881,250
 Series SPX
 1.00%, due 4/12/06 (c)........  10,000,000          9,875,000
                                                  ------------
                                                    21,589,125
                                                  ------------
BIOTECHNOLOGY (2.0%)
Affymetrix, Inc.
 5.00%, due 10/1/06............   5,440,000          4,977,600
CuraGen Corp.
 6.00%, due 2/2/07.............   3,230,000          2,507,288
Invitrogen Corp.
 2.25%, due 12/15/06 (c).......   1,325,000          1,285,250
Vertex Pharmaceuticals, Inc.
 5.00%, due 9/19/07............   6,300,000          4,268,250
                                                  ------------
                                                    13,038,388
                                                  ------------
BROADCAST/MEDIA (2.5%)
Charter Communications, Inc.
 4.75%, due 6/1/06.............   4,000,000          3,655,000
Clear Channel Communications,
 Inc.
 1.50%, due 12/1/02............   5,000,000          4,906,250
Mediacom Communications Corp.
 5.25%, due 7/1/06.............   2,520,000          3,001,950
News America, Inc.
 (zero coupon), due 2/28/21
 (d)...........................   9,410,000          4,610,900
                                                  ------------
                                                    16,174,100
                                                  ------------
COMMUNICATIONS--EQUIPMENT (1.1%)
Aspect Communications Corp.
 (zero coupon), due 8/10/18....   2,400,000            666,000
CIENA Corp.
 3.75%, due 2/1/08.............   3,550,000          2,289,750
Comverse Technology, Inc.
 1.50%, due 12/1/05............   3,870,000          2,955,713

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
COMMUNICATIONS--EQUIPMENT (CONTINUED)
Tekelec, Inc.
 3.25%, due 11/2/04............  $1,340,000       $  1,582,875
                                                  ------------
                                                     7,494,338
                                                  ------------
COMPUTER SOFTWARE & SERVICES (4.1%)
BEA Systems, Inc.
 4.00%, due 12/15/06...........   2,400,000          2,040,000
Extreme Networks, Inc.
 3.50%, due 12/1/06 (c)........   3,300,000          2,986,500
i2 Technologies, Inc.
 5.25%, due 12/15/06...........     720,000            534,600
Manugistics Group, Inc.
 5.00%, due 11/1/07............   4,810,000          4,016,350
Mercury Interactive Corp.
 4.75%, due 7/1/07.............   2,420,000          1,969,275
Peregrine Systems, Inc.
 5.50%, due 11/15/07...........   1,900,000          1,757,500
Rational Software Corp.
 5.00%, due 2/1/07.............   8,340,000          7,578,975
Symantec Corp.
 3.00%, due 11/1/06 (c)........   2,680,000          3,239,450
Veritas Software Corp.
 1.856%, due 8/13/06...........   1,760,000          2,314,400
                                                  ------------
                                                    26,437,050
                                                  ------------
COMPUTERS--NETWORKING (0.2%)
Redback Networks, Inc.
 5.00%, due 4/1/07.............   2,700,000          1,383,750
                                                  ------------

ELECTRICAL EQUIPMENT (0.2%)
ASE Test Ltd.
 1.00%, due 7/1/04 (c)(e)......   1,000,000          1,131,250
                                                  ------------

ELECTRONICS--COMPONENTS (4.0%)
Arrow Electronics, Inc.
 (zero coupon), due 2/21/21....  12,195,000          5,807,869
Cypress Semiconductor Corp.
 4.00%, due 2/1/05.............   5,575,000          4,794,500
Lattice Semiconductor Corp.
 4.75%, due 11/1/06............   2,925,000          3,495,375
SCI Systems, Inc.
 3.00%, due 3/15/07............   1,180,000            977,925
SPX Corp.
 (zero coupon), due 2/6/21
 (d)...........................  14,470,000         10,725,887
                                                  ------------
                                                    25,801,556
                                                  ------------
ELECTRONICS--INSTRUMENTATION (1.0%)
Agilent Technologies, Inc.
 3.00%, due 12/1/21 (c)........   5,770,000          6,455,188
                                                  ------------

ELECTRONICS--SEMICONDUCTORS (4.2%)
Adaptec, Inc.
 4.75%, due 2/1/04.............   3,374,000          3,150,472

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

10
-

Portfolio of Investments December 31, 2001

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
ASM International N.V.
 5.00%, due 11/15/05 (c).......  $1,320,000       $  1,608,750
Brooks Automation, Inc.
 4.75%, due 6/1/08.............   6,140,000          5,595,075
EMCORE Corp.
 5.00%, due 5/15/06............   2,750,000          1,945,625
General Semiconductor, Inc.
 5.75%, due 12/15/06...........   1,410,000          1,417,050
GlobespanVirata, Inc.
 5.25%, due 5/15/06............   3,390,000          2,856,075
Kulicke and Soffa Industries,
 Inc.
 4.75%, due 12/15/06...........   4,750,000          4,583,750
SONICblue, Inc.
 5.75%, due 10/1/03............   5,665,000          3,901,768
Veeco Instruments, Inc.
 4.125%, due 12/21/08 (c)......   2,000,000          2,235,000
                                                  ------------
                                                    27,293,565
                                                  ------------
ENTERTAINMENT (0.3%)
America Online, Inc.
 (zero coupon), due 12/6/19....   3,700,000          1,984,125
                                                  ------------

FINANCE (3.8%)
Belgelec Finance S.A.
 1.50%, due 8/4/04 (e).........  E1,173,480          1,138,651
Franklin Resources, Inc.
 (zero coupon), due 5/11/31
 (d)...........................  $9,190,000          5,203,837
Hutchison Whampoa
 International Ltd.
 2.00%, due 1/12/04 (c)........   2,500,000          2,440,625
JMH Finance Ltd.
 4.75%, due 9/6/07 (c).........   5,000,000          4,750,000
Morgan Stanley Dean Witter &
 Co.
 (zero coupon), due 8/17/05....   7,000,000          6,221,250
Stilwell Financial, Inc.
 (zero coupon), due 4/30/31
 (d)...........................   6,610,000          4,858,350
                                                  ------------
                                                    24,612,713
                                                  ------------
FOOD & HEALTH CARE DISTRIBUTORS (2.6%)
AmerisourceBergen Corp.
 5.00%, due 12/1/07............   6,525,000          9,192,094
Performance Food Group Co.
 5.50%, due 10/16/08...........   2,670,000          3,430,950
SUPERVALU, Inc.
 (zero coupon), due 11/2/31
 (c)(d)........................  15,990,000          4,377,262
                                                  ------------
                                                    17,000,306
                                                  ------------
HEALTH CARE--DRUGS (0.9%)
Medarex, Inc.
 4.50%, due 7/1/06.............   2,880,000          2,581,200
Roche Holdings AG
 (zero coupon), due 1/19/15
 (c)(d)........................   4,500,000          3,307,500
                                                  ------------
                                                     5,888,700
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
HEALTH CARE--MEDICAL PRODUCTS (1.8%)
Laboratory Corp. of America
 Holdings
 (zero coupon), due 9/11/21
 (c)(d)........................  $11,520,000      $  8,193,600
Medtronic, Inc.
 1.25%, due 9/15/21 (c)........   3,350,000          3,530,063
                                                  ------------
                                                    11,723,663
                                                  ------------
HEALTH CARE--MISCELLANEOUS (2.5%)
ALZA Corp.
 (zero coupon), due 7/28/20
 (d)...........................   4,990,000          4,141,700
Community Health Systems, Inc.
 4.25%, due 10/15/08...........   3,340,000          3,340,000
Health Management Associates,
 Inc.
 0.25%, due 8/16/20............   4,460,000          2,965,900
Province Healthcare Co.
 4.50%, due 11/20/05...........   3,000,000          3,063,750
Universal Health Services, Inc.
 0.426%, due 6/23/20...........   4,500,000          2,621,250
                                                  ------------
                                                    16,132,600
                                                  ------------
INDEPENDENT POWER PRODUCERS (1.0%)
Calpine Corp.
 (zero coupon), due 4/30/21....   1,020,000            997,050
 4.00%, due 12/26/06 (c).......   4,780,000          5,550,775
                                                  ------------
                                                     6,547,825
                                                  ------------
INSURANCE (1.5%)
American International Group,
 Inc.
 0.50%, due 5/15/07............   7,670,000          7,507,013
USF&G Corp.
 (zero coupon), due 3/3/09.....   3,380,000          2,598,375
                                                  ------------
                                                    10,105,388
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.6%)
At Home Corp.
 4.75%, due 12/15/06 (g).......  10,340,000          1,706,100
Internet Capital Group, Inc.
 5.50%, due 12/21/04...........   3,500,000          1,400,000
Juniper Networks, Inc.
 4.75%, due 3/15/07............   1,220,000            887,550
                                                  ------------
                                                     3,993,650
                                                  ------------
INVESTMENT BANK/MANAGEMENT (1.9%)
Lehman Brothers Holdings, Inc.
 0.25%, due 7/8/03.............   6,500,000          5,443,750
Merrill Lynch & Co., Inc.
 (zero coupon), due 5/23/31
 (d)...........................   6,720,000          3,595,200
 1.00%, due 7/20/06............   4,000,000          3,325,000
                                                  ------------
                                                    12,363,950
                                                  ------------
MANUFACTURING (2.4%)
Danaher Corp.
 (zero coupon), due 1/22/21
 (d)...........................   4,840,000          3,055,250
Tyco International Ltd.
 (zero coupon), due 11/17/20
 (d)(h)........................  16,080,000         12,462,000
                                                  ------------
                                                    15,517,250
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

MainStay Convertible Fund

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
CONVERTIBLE BONDS (CONTINUED)
OIL & GAS SERVICES (3.5%)
Cooper Cameron Corp.
 1.75%, due 5/17/21............  $3,710,000       $  3,269,437
Diamond Offshore Drilling, Inc.
 1.50%, due 4/15/31............   2,360,000          2,168,250
Global Marine, Inc.
 (zero coupon), due 6/23/20....  10,000,000          5,062,500
Nabors Industries, Inc.
 (zero coupon), due 6/20/20....   4,475,000          2,830,437
 (zero coupon), due 2/5/21.....   5,250,000          2,874,375
Pride International, Inc.
 (zero coupon), due 4/24/18....   8,870,000          3,958,238
Weatherford International, Inc.
 (zero coupon), due 6/30/20....   4,900,000          2,878,750
                                                  ------------
                                                    23,041,987
                                                  ------------
POLLUTION CONTROL (0.9%)
Waste Management, Inc.
 4.00%, due 2/1/02.............   5,745,000          5,737,819
                                                  ------------
PUBLISHING (1.1%)
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (d)...........................  14,490,000          7,208,775
                                                  ------------
REAL ESTATE INVESTMENT MANAGEMENT (0.2%)
New World Capital Finance Co.
 Ltd.
 3.00%, due 6/9/04 (e).........   1,000,000          1,106,900
                                                  ------------

RESTAURANTS (0.6%)
Brinker International, Inc.
 (zero coupon), due 10/10/21
 (c)...........................   5,630,000          3,589,125
                                                  ------------

RETAIL STORES (1.4%)
J.C. Penney Co., Inc.
 5.00%, due 10/15/08 (c).......   7,850,000          8,811,625
                                                  ------------

SPECIALIZED SERVICES (4.5%)
Cendant Corp.
 (zero coupon), due 2/13/21....   9,010,000          6,487,200
 (zero coupon), due 5/4/21.....   3,440,000          3,418,500
CUC International, Inc.
 3.00%, due 2/15/02............  10,350,000         10,362,938
Interpublic Group of Companies,
 Inc. (The)
 (zero coupon), due 12/14/21
 (c)...........................   4,920,000          4,145,100
Omnicom Group, Inc.
 (zero coupon), due 2/7/31
 (d)...........................   4,880,000          5,002,000
                                                  ------------
                                                    29,415,738
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SPECIALTY PRINTING (0.8%)
Quebecor World, Inc.
 6.00%, due 10/1/07............  $4,840,000       $  4,948,900
                                                  ------------

TECHNOLOGY (1.8%)
Lehman Brothers Holdings, Inc.
 Series 1
 0.25%, due 1/5/06.............  13,500,000         11,677,500
                                                  ------------

TELECOMMUNICATIONS (1.0%)
CoreComm Ltd.
 6.00%, due 10/1/06............   1,500,000            198,750
EchoStar Communications Corp.
 5.75%, due 5/15/08 (c)........   1,330,000          1,197,000
ITC/DeltaCom, Inc.
 4.50%, due 5/15/06............   6,200,000          1,503,500
Nextel Communications, Inc.
 5.25%, due 1/15/10............   2,250,000          1,358,438
Nortel Networks Corp.
 4.25%, due 9/1/08 (c).........   2,210,000          2,138,175
                                                  ------------
                                                     6,395,863
                                                  ------------
TELEPHONE (1.6%)
Verizon Global Funding Corp.
 (zero coupon), due 5/15/21....  10,860,000          5,877,975
 4.25%, due 9/15/05 (c)........   4,525,000          4,502,375
                                                  ------------
                                                    10,380,350
                                                  ------------
Total Convertible Bonds
 (Cost $406,208,328)...........                    393,384,687
                                                  ------------
                                   SHARES
                                 -----------
CONVERTIBLE PREFERRED STOCKS (16.2%)

AEROSPACE/DEFENSE (0.8%)
Northrop Grumman Corp.
 7.25% (i).....................      32,400          3,609,360
Titan Capital Trust
 5.75%.........................      36,750          1,414,875
                                                  ------------
                                                     5,024,235
                                                  ------------
AUTO PARTS & EQUIPMENT (0.4%)
Tower Automotive Capital Trust
 6.75%.........................     116,000          2,537,500
                                                  ------------

BANKS (0.7%)
National Australia Bank Ltd.
 7.875% (j)....................      45,500          1,365,000
Washington Mutual, Inc.
 5.375% (k)....................      72,400          3,420,900
                                                  ------------
                                                     4,785,900
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
BROADCAST/MEDIA (1.6%)
Comcast Corp.
 2.00% (l).....................      19,200       $  1,056,902
Cox Communications, Inc.
 7.00%.........................      52,000          2,868,840
 7.75% (m).....................      45,700          2,611,755
Emmis Communications Corp.
 6.25%, Series A...............      81,000          3,017,250
UnitedGlobalCom, Inc.
 7.00%, Series D (n1)..........     138,200            924,282
                                                  ------------
                                                    10,479,029
                                                  ------------
COMMUNICATIONS--EQUIPMENT (0.4%)
Lucent Technologies, Inc.
 8.00% (c).....................       2,110          2,444,963
                                                  ------------

COMPUTER SOFTWARE & SERVICES (0.3%)
Electronic Data Systems Corp.
 7.625%........................      31,900          1,794,375
                                                  ------------

ELECTRIC POWER COMPANIES (0.3%)
Dominion Resources, Inc.
 9.00% (o).....................      41,600          2,484,352
                                                  ------------
FINANCE (2.3%)
Cummins Capital Trust I
 7.00%.........................      87,780          4,432,890
Equity Security Trust II
 6.25%.........................     131,200          3,085,824
MetLife Capital Trust I
 8.00%.........................      35,000          3,472,000
PPL Capital Fund Trust I
 7.75% (p).....................     190,000          3,733,500
                                                  ------------
                                                    14,724,214
                                                  ------------
FOOD (0.1%)
Suiza Capital Trust II
 5.50%.........................      19,100            935,900
                                                  ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Owens & Minor, Inc.
 5.375%, Series A..............      36,600          1,775,100
                                                  ------------
HEALTH CARE--HMO (0.6%)
Anthem, Inc.
 6.00%.........................      60,000          3,840,000
                                                  ------------

INDEPENDENT POWER PRODUCERS (0.8%)
Calpine Capital Trust
 5.75%.........................      16,700          1,050,013

                                   SHARES            VALUE
                                 -----------------------------
INDEPENDENT POWER PRODUCERS (CONTINUED)
Calpine Capital Trust III
 5.00%.........................      55,600       $  1,883,450
NRG Energy, Inc.
 6.50% (q).....................     117,200          2,061,548
                                                  ------------
                                                     4,995,011
                                                  ------------
INSURANCE (1.4%)
ACE Ltd.
 8.25%.........................      58,700          4,795,790
Prudential Financial, Inc.
 6.75% (r).....................      72,500          4,219,500
                                                  ------------
                                                     9,015,290
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.5%)
El Paso Energy Capital Trust I
 4.75%.........................      59,200          3,374,400
                                                  ------------

OIL & GAS SERVICES (0.4%)
Weatherford International, Inc.
 5.00%.........................      60,600          2,795,175
                                                  ------------

PAPER & FOREST PRODUCTS (2.1%)
Boise Cascade Corp.
 7.50% (s).....................      59,300          3,228,885
International Paper Capital
 Trust
 5.25%.........................     223,400         10,248,475
                                                  ------------
                                                    13,477,360
                                                  ------------
PUBLISHING (0.5%)
Tribune Co.
 2.00% (t).....................      33,700          2,925,834
                                                  ------------

RAILROADS (1.7%)
Canadian National Railway Co.
 5.25%.........................      74,100          4,853,550
Union Pacific Capital Trust
 6.25%.........................     131,400          6,307,200
                                                  ------------
                                                    11,160,750
                                                  ------------
RESTAURANTS (0.3%)
Wendy's Financing I
 5.00% (u).....................      37,500          2,184,375
                                                  ------------

STEEL (0.1%)
WHX Corp.
 $3.75, Series B...............     123,200            443,520
                                                  ------------

TELECOMMUNICATIONS (0.6%)
Network Plus Corp.
 7.50% (n2)....................     100,000            475,000
Nextel Communications, Inc.
 (zero coupon).................       3,100            858,313

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

                                   SHARES            VALUE
                                 -----------------------------
CONVERTIBLE PREFERRED STOCKS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Qwest Trends Trust
 5.75% (c).....................      87,800       $  2,579,125
                                                  ------------
                                                     3,912,438
                                                  ------------
Total Convertible Preferred
 Stocks
 (Cost $117,321,337)...........                    105,109,721
                                                  ------------
Total Convertible Securities
 (Cost $523,529,665)...........                    498,494,408
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
CORPORATE BONDS (0.2%)

BANKS (0.2%)
Westfed Holdings, Inc.
 (zero coupon), due 9/15/02
 (f)(g)........................  $4,500,000          1,350,000
                                                  ------------
Total Corporate Bonds
 (Cost $3,660,000).............                      1,350,000
                                                  ------------
                                   SHARES
                                 -----------
COMMON STOCKS (15.0%)

BANKS (1.1%)
Bank of New York Co., Inc.
 (The).........................     166,900          6,809,520
                                                  ------------

BROADCAST/MEDIA (0.3%)
Clear Channel Communications,
 Inc. (a)......................      38,200          1,944,762
Pegasus Communications
 Corp. ........................         180              1,874
UnitedGlobalCom, Inc.
 Class A (a)...................      45,176            225,880
                                                  ------------
                                                     2,172,516
                                                  ------------
COMMERCIAL & CONSUMER SERVICES (0.6%)
Powerwave Technologies, Inc.
 (a)...........................      36,000            622,080
Vivendi Universal S.A. ADR
 (v)...........................      65,900          3,544,761
                                                  ------------
                                                     4,166,841
                                                  ------------
COMMUNICATIONS--EQUIPMENT (0.3%)
Nokia, Corp. ADR (v)...........      91,700          2,249,401
                                                  ------------

COMPUTER SOFTWARE & SERVICES (0.5%)
Electronic Arts, Inc. (a)......      17,400          1,043,130
Microsoft Corp. (a)............      29,000          1,921,830
                                                  ------------
                                                     2,964,960
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
COMPUTER SYSTEMS (0.4%)
EMC Corp. (a)..................     100,700       $  1,353,408
Sun Microsystems, Inc. (a).....      93,900          1,158,726
                                                  ------------
                                                     2,512,134
                                                  ------------
CONGLOMERATES (0.1%)
Textron, Inc. .................      14,000            580,440
                                                  ------------

ELECTRONICS--COMPONENTS (0.4%)
Bookham Technology PLC ADR
 (a)(v)........................     199,000            487,550
Cirrus Logic, Inc. (a).........      70,400            930,688
Flextronics International Ltd.
 (a)...........................      35,000            839,650
                                                  ------------
                                                     2,257,888
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (1.1%)
ASE Test Ltd. (a)..............     227,500          3,169,075
Fairchild Semiconductor Corp.
 Class A (a)...................      70,300          1,982,460
Intel Corp. ...................      34,800          1,094,460
SONICblue, Inc. (a)............     208,300            841,532
                                                  ------------
                                                     7,087,527
                                                  ------------
EXCHANGE TRADED FUNDS (3.0%)
DIAMONDS Trust
 Series 1......................      65,000          6,481,800
Nasdaq-100 Shares (a)..........     157,800          6,169,980
S&P 500 Depositary Receipt.....      61,800          7,064,976
                                                  ------------
                                                    19,716,756
                                                  ------------
FINANCE (0.9%)
AMC Financial, Inc. (a)........      26,157             15,694
Citigroup, Inc. ...............      82,170          4,147,942
Stilwell Financial, Inc. ......      66,300          1,804,686
                                                  ------------
                                                     5,968,322
                                                  ------------
FOOD (0.0%) (B)
Fine Host Corp. (a)(f).........      54,216                542
                                                  ------------

HEALTH CARE--MEDICAL PRODUCTS (1.0%)
Boston Scientific Corp. (a)....     113,400          2,735,208
Medtronic, Inc. ...............      69,000          3,533,490
                                                  ------------
                                                     6,268,698
                                                  ------------
HEALTH CARE--MISCELLANEOUS (0.5%)
Beverly Enterprises, Inc.
 (a)...........................     381,000          3,276,600
                                                  ------------

HOUSEHOLD PRODUCTS (0.6%)
Procter & Gamble Co. (The).....      49,500          3,916,935
                                                  ------------

INSURANCE (0.4%)
Lincoln National Corp. ........      52,778          2,563,427
                                                  ------------

INTERNET SOFTWARE & SERVICES (0.2%)
Interwoven, Inc. (a)...........     132,500          1,290,550
                                                  ------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
MACHINERY (0.3%)
Ingersoll-Rand Co.
 Class A.......................      52,579       $  2,198,328
                                                  ------------

MANUFACTURING (0.4%)
Tyco International Ltd. .......      38,600          2,273,540
                                                  ------------

OFFICE EQUIPMENT & SUPPLIES (0.1%)
Moore Corp. Ltd. (a)...........      70,200            666,900
                                                  ------------

OIL & GAS SERVICES (0.2%)
Devon Energy Corp. ............      36,000          1,391,400
                                                  ------------

RAILROADS (0.7%)
Burlington Northern Santa Fe
 Corp. ........................     154,000          4,393,620
                                                  ------------

REAL ESTATE INVESTMENT MANAGEMENT (0.6%)
FelCor Lodging Trust, Inc. ....      80,000          1,336,800
Highwoods Properties, Inc. ....     101,300          2,628,735
                                                  ------------
                                                     3,965,535
                                                  ------------
RETAIL STORES (0.5%)
Kroger Co. (The) (a)...........     143,900          3,003,193
                                                  ------------

TELECOMMUNICATIONS (0.3%)
AT&T Wireless Services, Inc.
 (a)...........................      57,763            830,054
Network Plus Corp. (a).........     174,915            202,901
Telefonaktiebolaget LM Ericsson
 AB ADR (v)....................     227,500          1,187,550
                                                  ------------
                                                     2,220,505
                                                  ------------
TELEPHONE (0.1%)
Citizens Communications Co.
 (a)...........................      51,500            548,990
                                                  ------------

TOYS (0.4%)
Mattel, Inc. ..................     150,000          2,580,000
                                                  ------------
Total Common Stocks
 (Cost $97,660,623)............                     97,045,068
                                                  ------------
PREFERRED STOCK (0.4%)

METALS (0.4%)
Freeport-McMoRan Copper &
 Gold, Inc.
 7.00%, Series Silver
 (n3)(w).......................     330,000          2,808,300
                                                  ------------
Total Preferred Stock
 (Cost $3,516,563).............                      2,808,300
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (7.4%)

COMMERCIAL PAPER (3.7%)
American Express Credit Corp.
 1.76%, due 1/7/02.............  $10,000,000      $  9,997,064
Freddie Mac Discount Note
 1.47%, due 1/2/02.............   1,900,000          1,899,922
General Electric Capital Corp.
 1.84%, due 1/10/02............  10,000,000          9,995,396
Goldman Sachs Group, Inc.
 2.05%, due 1/2/02.............   2,000,000          1,999,886
                                                  ------------
                                                    23,892,268
                                                  ------------
Total Commercial Paper
 (Cost $23,892,269)............                     23,892,268
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT BANK/MANAGEMENT (3.7%)
Merrill Lynch Premier
 Institutional Fund............  23,921,585         23,921,585
                                                  ------------
Total Investment Company
 (Cost $23,921,585)............                     23,921,585
                                                  ------------
Total Short-Term Investments
 (Cost $47,813,854)............                     47,813,853
                                                  ------------
Total Investments
 (Cost $676,180,705) (x).......        99.8%       647,511,629(y)
Cash and Other Assets,
 Less Liabilities..............         0.2          1,300,794
                                 -----------      ------------
Net Assets.....................       100.0%      $648,812,423
                                 ===========      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Convertible Fund

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   LYON--Liquid Yield Option Note: callable, zero coupon
      securities priced at a deep discount from par. They
      include a "put" feature that enables holders to redeem
      them at a specific date, at a specific price. Put prices
      reflect fixed interest rates, and therefore increase
      over time.
(e)   Eurobond--bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(f)   Fair valued security.
(g)   Issue in default.
(h)   Yankee bond.
(i)   Equity Units--each unit reflects 1 Senior Note plus 1
      purchase contract to acquire shares of common stock.
(j)   Capital Units--Each unit consists of $25 principal
      amount of 7.875%, Perpetual Capital Securities and a
      purchase contract to make Optional Unit Exchanges.
(k)   Unit Preferred--each unit reflects 1 preferred share
      plus 1 warrant to acquire 1.2081 shares of common stock.
(l)   ZONES--Zero-premium Option Note Exchangeable Security.
(m)   PRIZES--Participating Redeemable Indexed Zero-premium
      Exchangeable Security.
(n1)  Depositary Shares--each share represents ownership of
      1/20th of a share of 7.00%, Series D Senior Cumulative
      Convertible Preferred Stock.
(n2)  Depositary Shares--each share represents 0.10 shares of
      Series A cumulative convertible preferred stock.
(n3)  Depositary Shares--each share represents 0.025 shares of silver denominated preferred stock.
(o)   PIES Units (Premium Income Equity Security Units)--each
      unit reflects a Senior note plus 1 purchase contract to
      acquire shares of common stock.
(p)   PEPS Units (Premium Equity Participating Security
      Units)--each unit reflects a Trust Preferred Security
      plus 1 purchase contract to acquire shares of common
      stock.
(q)   Corporate Units--each unit reflects $25 principal amount
      of NRG Energy, Inc. 6.50% senior debentures plus 1
      purchase contract to acquire shares of common stock.
(r)   Equity Security Units--each unit reflects 1 share of a
      redeemable capital security, of a trust owned by
      Prudential Financial, Inc., plus 1 purchase contract to
      acquire shares of common stock.
(s)   Equity Units--each unit reflects 1 share of a preferred
      security of Boise Cascade Trust I plus 1 purchase
      contract to acquire shares of common stock.
(t)   PHONES--Participation Hybrid Option Note Exchangeable
      Security.
(u)   TECONS--Term Convertible Security.
(v)   ADR--American Depositary Receipt.
(w)   Dividend equals U.S. dollar equivalent of 0.04125 oz. of
      silver per share.
(x)   The cost for federal income tax purposes is
      $681,724,667.
(y)   At December 31, 2001 net unrealized depreciation was
      $34,213,038, based on cost for federal income tax
      purposes. This consisted of aggregate gross unrealized
      appreciation for all investments on which there was an
      excess of market value over cost of $27,538,759 and
      aggregate gross unrealized depreciation for all
      investments on which there was an excess of cost over
      market value of $61,751,797.
E     Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $676,180,705).............................................       $647,511,629
Cash........................................................             59,710
Receivables:
  Investment securities sold................................          7,306,851
  Dividends and interest....................................          2,650,227
  Fund shares sold..........................................            676,997
                                                                   ------------
        Total assets........................................        658,205,414
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          6,313,569
  Fund shares redeemed......................................          1,756,555
  NYLIFE Distributors.......................................            503,061
  Manager...................................................            403,705
  Transfer agent............................................            280,784
  Custodian.................................................              6,764
  Trustees..................................................              5,932
Accrued expenses............................................            122,621
                                                                   ------------
        Total liabilities...................................          9,392,991
                                                                   ------------
Net assets..................................................       $648,812,423
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     64,170
  Class B...................................................            484,148
  Class C...................................................             11,422
Additional paid-in capital..................................        743,410,924
Accumulated net investment loss.............................           (563,301)
Accumulated net realized loss on investments................        (65,925,898)
Net unrealized depreciation on investments..................        (28,669,076)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies.....................                 34
                                                                   ------------
Net assets..................................................       $648,812,423
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 74,317,355
                                                                   ============
Shares of beneficial interest outstanding...................          6,416,950
                                                                   ============
Net asset value per share outstanding.......................       $      11.58
Maximum sales charge (5.50% of offering price)..............               0.67
                                                                   ------------
Maximum offering price per share outstanding................       $      12.25
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $561,254,359
                                                                   ============
Shares of beneficial interest outstanding...................         48,414,843
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.59
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 13,240,709
                                                                   ============
Shares of beneficial interest outstanding...................          1,142,180
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.59
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $ 11,464,958
  Interest..................................................    17,825,038
                                                              ------------
    Total income............................................    29,289,996
                                                              ------------
Expenses:
  Manager...................................................     4,945,598
  Distribution--Class B.....................................     4,520,437
  Distribution--Class C.....................................        84,762
  Transfer agent............................................     1,682,761
  Service--Class A..........................................       182,267
  Service--Class B..........................................     1,506,643
  Service--Class C..........................................        28,312
  Shareholder communication.................................       142,388
  Professional..............................................       104,582
  Recordkeeping.............................................        95,354
  Custodian.................................................        82,560
  Registration..............................................        35,880
  Trustees..................................................        23,257
  Miscellaneous.............................................        48,159
                                                              ------------
    Total expenses..........................................    13,482,960
                                                              ------------
Net investment income.......................................    15,807,036
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................   (47,739,360)
  Foreign currency transactions.............................       444,317
                                                              ------------
Net realized loss on investments and foreign currency
  transactions..............................................   (47,295,043)
                                                              ------------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................    (2,922,554)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      (433,842)
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................    (3,356,396)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (50,651,439)
                                                              ------------
Net decrease in net assets resulting from operations........  $(34,844,403)
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $9,298.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 15,807,036    $  22,010,185
  Net realized gain (loss) on investments and foreign
    currency transactions...................................   (47,295,043)      61,406,990
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........    (3,356,396)     (37,841,202)
                                                              -------------   -------------
  Net increase (decrease) in net assets resulting from
    operations..............................................   (34,844,403)      45,575,973
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (2,249,140)      (2,371,344)
    Class B.................................................   (13,720,759)     (20,127,584)
    Class C.................................................      (267,183)        (181,513)
  From net realized gain on investments:
    Class A.................................................            --      (11,697,013)
    Class B.................................................            --     (110,004,365)
    Class C.................................................            --       (1,362,773)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....   (16,237,082)    (145,744,592)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    31,254,673       45,004,104
    Class B.................................................    47,596,871       81,859,016
    Class C.................................................     9,202,425        9,125,387
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................     2,045,755       13,229,831
    Class B.................................................    12,352,039      118,850,473
    Class C.................................................       176,792        1,190,438
                                                              -------------   -------------
                                                               102,628,555      269,259,249
Cost of shares redeemed:
    Class A.................................................   (24,599,134)     (22,634,805)
    Class B.................................................  (109,144,823)    (115,863,678)
    Class C.................................................    (3,195,716)      (2,166,393)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (34,311,118)     128,594,373
                                                              -------------   -------------
      Net increase (decrease) in net assets.................   (85,392,603)      28,425,754
NET ASSETS:
Beginning of year...........................................   734,205,026      705,779,272
                                                              -------------   -------------
End of year.................................................  $648,812,423    $ 734,205,026
                                                              =============   =============
Accumulated net investment loss at end of year..............  $   (563,301)   $    (211,839)
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period......................  $ 12.45      $ 14.53      $ 12.49      $ 13.53      $ 13.81
                                                              -------      -------      -------      -------      -------
Net investment income.......................................     0.36(d)      0.56         0.55         0.57         0.60
Net realized and unrealized gain (loss) on investments......    (0.87)        0.42         3.55        (0.38)        0.91
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................     0.00(b)      0.01        (0.00)(b)    (0.02)        0.03
                                                              -------      -------      -------      -------      -------
Total from investment operations............................    (0.51)        0.99         4.10         0.17         1.54
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.................................    (0.36)       (0.57)       (0.52)       (0.57)       (0.60)
 From net realized gain on investments......................       --        (2.50)       (1.54)       (0.64)       (1.22)
                                                              -------      -------      -------      -------      -------
Total dividends and distributions...........................    (0.36)       (3.07)       (2.06)       (1.21)       (1.82)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period............................  $ 11.58      $ 12.45      $ 14.53      $ 12.49      $ 13.53
                                                              =======      =======      =======      =======      =======
Total investment return (a).................................    (4.01)%       7.24%       33.91%        1.23%       11.36%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................     2.97%(d)     3.63%        3.84%        3.74%        4.10%
   Expenses.................................................     1.29%        1.24%        1.29%        1.40%        1.45%
Portfolio turnover rate.....................................      175%         245%         374%         347%         273%
Net assets at end of period (in 000's)......................  $74,317      $70,915      $46,254      $42,376      $64,246

-------

 *   Class C Shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A      CLASS B     CLASS C
                                                              -------      -------     -------
Decrease net investment income..............................   ($0.00)(b)  ($0.00)(b)    ($0.00)(b)
Increase net realized and unrealized gains and losses.......     0.00(b)      0.00(b)      0.00(b)
Decrease ratio of net investment income.....................    (0.07%)     (0.07%)       (0.07%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                             Class C
    --------------------------------------------------------   -------------------------------------------------
                                                                                                  September 1*
                  Year ended December 31,                          Year ended December 31,          through
    --------------------------------------------------------   ------------------------------        December 31,
      2001         2000       1999         1998       1997       2001         2000       1999           1998
    --------     --------   --------     --------   --------   --------     --------   --------     -------------
    $  12.46     $  14.53   $  12.49     $  13.52   $  13.80   $  12.46     $  14.53   $  12.49       $  12.64
    --------     --------   --------     --------   --------   --------     --------   --------       --------
        0.27(d)       0.45      0.44         0.46       0.51       0.27(d)       0.45      0.44           0.26
       (0.87)        0.43       3.55        (0.37)      0.91      (0.87)         0.43      3.55           0.47
        0.00(b)       0.01     (0.00)(b)    (0.02)      0.03       0.00(b)       0.01     (0.00)(b)       0.02
    --------     --------   --------     --------   --------   --------     --------   --------       --------
       (0.60)        0.89       3.99         0.07       1.45      (0.60)        0.89       3.99           0.75
    --------     --------   --------     --------   --------   --------     --------   --------       --------
       (0.27)       (0.46)     (0.41)       (0.46)     (0.51)     (0.27)       (0.46)     (0.41)         (0.26)
          --        (2.50)     (1.54)       (0.64)     (1.22)        --        (2.50)     (1.54)         (0.64)
    --------     --------   --------     --------   --------   --------     --------   --------       --------
       (0.27)       (2.96)     (1.95)       (1.10)     (1.73)     (0.27)       (2.96)     (1.95)         (0.90)
    --------     --------   --------     --------   --------   --------     --------   --------       --------
    $  11.59     $  12.46   $  14.53     $  12.49   $  13.52   $  11.59     $  12.46   $  14.53       $  12.49
    ========     ========   ========     ========   ========   ========     ========   ========       ========
       (4.76)%       6.51%     32.90%        0.53%     10.67%     (4.76)%       6.51%     32.90%          6.06%
        2.22%(d)     2.88%      3.09%        2.99%      3.47%      2.22%(d)     2.88%      3.09%         2.99%+
        2.04%        1.99%      2.04%        2.15%      2.08%      2.04%        1.99%      2.04%          2.15%+
         175%         245%       374%         347%       273%       175%         245%       374%           347%
    $561,254     $655,343   $658,197     $656,831   $841,540   $ 13,241     $  7,946   $  1,329       $     --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

MainStay Convertible Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Convertible Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation together with current income.

The Fund's principal investments include high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

22
-
no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge

                                                                              23
                                                                               -

MainStay Convertible Fund

its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

PURCHASED OPTIONS. The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expenses and prompt sale at an acceptable price may be difficult.

The issuers of the securities will bear the costs involved in registration under the Securities Act of 1933 and in connection with the disposition of such securities. The Fund does not have the right to demand that such securities be registered.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered

24
-
temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

A permanent book/tax difference of $100,466 is an increase to accumulated net realized loss on investments. In addition, decreases of $544,783 and $444,317 have been made to accumulated net investment loss and accumulated net realized gain on foreign currency transactions, respectively. These book/tax differences are primarily due to premium amortization adjustments and the tax treatment of real estate investment trusts and foreign currency gains.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (y) of the Portfolio of Investments.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and accumulated undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date

                                                                              25
                                                                               -

MainStay Convertible Fund

of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $466,199. The fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $486,208.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at period end exchange rates are reflected in unrealized foreign exchange gains or losses.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as expenses of the Fund on ex-dividend date.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and

26
-
assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets. For the year ended December 31, 2001 the Manager earned $4,945,598.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee

                                                                              27
                                                                               -

MainStay Convertible Fund

at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $30,891 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,345, $451,904 and $7,959, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $1,682,761.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $15,473 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $95,354 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $50,394,118 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund intends to elect to

28
-
treat for federal income tax purposes approximately $10,171,002 of qualifying realized capital gains that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than U.S. Government securities, securities subject to repurchase transactions and short-term securities, were $1,111,513 and $1,139,642, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 2001                      DECEMBER 31, 2000
                                            ---------------------------------      ----------------------------------
                                            CLASS A      CLASS B      CLASS C      CLASS A      CLASS B      CLASS C
                                            -------      -------      -------      -------      -------      --------
Shares sold...........................       2,612        3,978         768         2,925        5,367          597
Shares issued in reinvestment of
  dividends and distributions.........         178        1,075          15         1,062        9,547           96
                                            ------       ------        ----        ------       ------         ----
                                             2,790        5,053         783         3,987       14,914          693
Shares redeemed.......................      (2,067)      (9,241)       (279)       (1,477)      (7,603)        (146)
                                            ------       ------        ----        ------       ------         ----
Net increase (decrease)...............         723       (4,188)        504         2,510        7,311          547
                                            ======       ======        ====        ======       ======         ====

                                                                              29
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Convertible Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Convertible Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

30
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              31
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

32
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              33
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

34
-

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSC11-02/02
                                                             05

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Convertible Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Government Fund
                                                              versus Lehman Brothers Government Bond Index
                                                              and Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               29
                                                              Trustees and Officers                           30
                                                              The MainStay(R) Funds                           33

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002




                                                                               3
                                                                               -

$10,000 Invested in MainStay
Government Fund versus Lehman Brothers
Government Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year 1.55%, 5 Years 5.53%, 10 Years 5.19%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX(1)       INFLATION (CPI)(2)
                                                   -------------------       ----------------------         ----------------
12/91                                                    9550.00                    10000.00                    10000.00
12/92                                                    9915.00                    10723.00                    10296.00
12/93                                                   10497.00                    11866.00                    10586.00
12/94                                                   10198.00                    11465.00                    10860.00
12/95                                                   11869.00                    13568.00                    11142.00
12/96                                                   12102.00                    13944.00                    11511.00
12/97                                                   13206.00                    15281.00                    11706.00
12/98                                                   14305.00                    16786.00                    11894.00
12/99                                                   13903.00                    16412.00                    12213.00
12/00                                                   15598.00                    18584.00                    12625.00
12/01                                                   16586.00                    19928.00                    12820.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year 0.54%, 5 Years 5.45%, 10 Years 5.17% Class C Total Returns: 1 Year 4.54%, 5 Years 5.77%, 10 Years 5.17%

                                                   MAINSTAY GOVERNMENT           LEHMAN BROTHERS
                                                          FUND               GOVERNMENT BOND INDEX(1)       INFLATION (CPI)(2)
                                                   -------------------       ----------------------         ----------------
12/91                                                   10000.00                    10000.00                    10000.00
12/92                                                   10382.00                    10723.00                    10296.00
12/93                                                   10992.00                    11866.00                    10586.00
12/94                                                   10679.00                    11465.00                    10860.00
12/95                                                   12355.00                    13568.00                    11142.00
12/96                                                   12510.00                    13944.00                    11511.00
12/97                                                   13578.00                    15281.00                    11706.00
12/98                                                   14599.00                    16786.00                    11894.00
12/99                                                   14073.00                    16412.00                    12213.00
12/00                                                   15691.00                    18584.00                    12625.00
12/01                                                   16560.00                    19928.00                    12820.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Lehman Brothers Government Bond Index includes issues of the U.S. government and its agencies, as well as fixed-rate debt issues that are rated investment grade by Moody's, Standard & Poor's, or Fitch, in that order, with at least one year to maturity. The Index is unmanaged and total returns reflect the reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------


(1) A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 4 for more information about the Lehman Brothers Government Bond Index.
(4) Bonds rated AA by Standard & Poor's differ from the highest-rated issues only in small degree, and according to Standard & Poor's, the obligor's capacity to meet its commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

Portfolio Management Discussion and Analysis

Although bonds generally outperformed stocks in 2001, domestic bond investors alternated between periods of optimism and pessimism.

Early in the year, Federal Reserve easing suggested it might be possible to engineer a rapid economic recovery, which brought an enthusiastic response from the bond markets. By June, however, investors became impatient with the lag time between interest-rate cuts and economic improvements, and optimism began to wane. The September terrorist attacks reinforced the gloomy outlook, and in November, recession concerns were officially confirmed. Around that time, a variety of indicators suggested that the economy had possibly reached its bottom. Over the 12-month period ended December 31, 2001, the Federal Reserve lowered the targeted federal funds rate 11 times, from 6.50% to 1.75%.

Ten-year Treasury yields tended to track investor sentiment throughout the year--rising in January, falling in February and March, and ascending to a peak in May. Treasury yields continued to drop off until early November, finally rising for the last seven weeks of the year. Despite this volatility, the yields on 10- and 30-year Treasuries at year-end were virtually unchanged from their levels when 2001 began, while the yields on two-year and five-year Treasuries declined.

At the start of 2001, the yield spread between two-year and 30-year Treasuries was 50 basis points.(1) This spread widened as short-term interest rates declined, then ballooned to 275 basis points after the September attacks. Following the Treasury's announcement that it would no longer offer 30-year bonds, this spread settled back to 250 basis points.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Government Fund returned 6.33% for Class A shares and 5.54% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 6.17% return of the average Lipper(2) general U.S. government fund over the same period. All share classes underperformed the 7.23% return of the Lehman Brothers Government Bond Index(3) for 2001.

A variety of factors affected the Fund's general performance over the course of the year. In February, anticipating investor dissatisfaction with declining Treasury yields, the Fund increased its exposure to agency securities, including Fannie Mae and Freddie Mac bonds, which, in our opinion, had become attractive as a result of an overreaction to earlier congressional remarks about government-sponsored entities. The Fund also invested in higher-yielding double-A rated agency debt.(4)




                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            16.38
12/96                                                                             1.97
12/97                                                                             9.12
12/98                                                                             8.32
12/99                                                                            -2.81
12/00                                                                            12.20
12/01                                                                             6.33

CLASS B AND CLASS C SHARES

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                             3.81
12/93                                                                             5.88
12/94                                                                            -2.85
12/95                                                                            15.69
12/96                                                                             1.25
12/97                                                                             8.54
12/98                                                                             7.52
12/99                                                                            -3.60
12/00                                                                            11.49
12/01                                                                             5.54

MORTGAGE-BACKED, ASSET-BACKED, AND CORPORATE SECURITIES

When interest rates began to decline early in the year, we became concerned about prepayment risk on residential mortgage-backed securities. Our early move to a neutral weighting had a negative impact in April and May. But our defensive positioning proved beneficial later, as demand increased for the types of issues we had selected--including seasoned loans, Ginnie Maes, and bonds with 15-year maturities. In the fall, we moved to an underweighted position in mortgage-backed securities, selling into strong bids. In November, the sector softened, and we found attractive buying opportunities. By the end of the year,

-------


(5) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

we had returned to an overweighted position. If interest rates rise in 2002, we believe that prepayment risk and volatility are likely to decline.

In the commercial mortgage-backed securities sector, we purchased Fannie Mae issues collateralized by loans on multifamily properties. This move was designed to reduce economic sensitivity, but failed to perform in line with our expecta-tions. The Fund continues to hold the securities, since we believe they have solid total-return potential.

The Fund favored asset-backed securities, which performed well throughout the year. We emphasized rate-reduction bonds, which were among the Fund's best performers. These triple-A rated securities(5) are issued by utilities in states facing deregulation. Sensing an overreaction to California's energy problems, we were able to identify attractively priced new issues for the Fund and take profits at the end of the year, when rate-reduction bonds moved closer to what we considered to be their fair value.

In August, we used a controlled and disciplined process to invest in high-quality corporate bonds. We believe this sector holds tremendous promise and it contributed positively to the Fund's performance in 2001.

DURATION AND YIELD-CURVE STRATEGIES

The Fund's duration varied from 5.1 to 5.5 years, averaging 5.3 years, which we believe was slightly longer than the average Lipper general U.S. government fund. The duration variations within the Fund were largely due to the its residential mortgage-backed securities, where duration varied with changes in Treasury yields.

Although there were opportunities to benefit from duration and yield-curve positioning during the year, they were easier to identify after the fact. When we lengthened duration in April, the market disagreed, so we closed the duration position in May at a loss. In hindsight, we should have held the position through November to track Treasury yields lower.

During the summer, we positioned the Fund for a flatter yield curve, but after the September terrorist attacks, a flight to quality caused the yield curve to steepen dramatically. By the time we had repositioned the Fund for a steepen-ing bias, the Treasury announced that it would suspend the 30-year bond auction. Had we been able to foresee this surprise move, we would have retained our bias toward a flattening yield curve, which would have been more profitable.

LOOKING AHEAD

Accommodative fiscal and monetary policy, a deep inventory correction, low energy prices, and other indicators all suggest that we may begin to see



                                                                               7
                                                                               -
economic healing in 2002. We expect the recovery to start slowly and build momentum over time, which may create a market preference for yield and risk. To take advantage of this possibility, we have overweighted residential mortgage-backed securities, and we see potential in seasoned commercial mortgage-backed securities with minimal exposure to economically sensitive sectors.

Although the Fund is overweighted in agency debentures, we may sell agencies to purchase asset-backed securities in the coming months if new supply among asset-backed securities softens prices enough to create buying opportunities. We are currently maintaining a modest exposure to corporate issues, with an emphasis on infrastructure sectors, such as telecommunications, utilities, and environmental services, where we believe the market may have overestimated inherent risks.

As the new year develops, we may move to a neutral yield-curve posture, seeking to benefit from a gradual economic recovery. We may also trim duration to slightly short-of-neutral to take advantage of an anticipated rise in Treasury yields as the economy strengthens. Whatever the markets or the economy may bring, the Fund will continue to seek a high level of current income, consistent with safety of principal.

Gary Goodenough
Joseph Portera
Portfolio Managers
MacKay Shields LLC

Investments in the Fund are not guaranteed, even though some of the Fund's investments are guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   NONTAXABLE DISTRIBUTION

   As far as possible, MainStay Government Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. However, for the year ended December 31, 2001, dividends paid by MainStay Government Fund exceeded net income earned. As a result, a portion of the dividends paid in 2001 have been reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

                        RETURN OF CAPITAL AS A PERCENT
     SHARE CLASS       OF TOTAL DIVIDENDS PAID IN 2001
---------------------  --------------------------------
Class A shares                      12.45%
Class B shares                      12.45%
Class C shares                      12.45%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2001 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.


                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/01
Class A           6.33%    6.51%     5.67%          6.68%
Class B           5.54%    5.77%     5.17%          6.35%
Class C           5.54%    5.77%     5.17%          6.35%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                 1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/01
Class A           1.55%    5.53%     5.19%          6.37%
Class B           0.54%    5.45%     5.17%          6.35%
Class C           4.54%    5.77%     5.17%          6.35%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                       SINCE INCEPTION
                   1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/01
Class A          75 out of    52 out of       n/a           46 out of
                 158 funds    117 funds                     93 funds
Class B          119 out of   91 out of    45 out of        23 out of
                 158 funds    117 funds    47 funds         27 funds
Class C          119 out of      n/a          n/a          109 out of
                 158 funds                                 138 funds
Average Lipper
general U.S.
government fund    6.17%        6.35%        6.27%         7.06%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $8.25       $0.4479      $0.0000
    Class B     $8.24       $0.3854      $0.0000
    Class C     $8.24       $0.3854      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.



10
-

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.

Information on this page and the preceding pages has not been audited.



                                                                              11
                                                                               -

MainStay Government Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM INVESTMENTS (90.6%)+
ASSET-BACKED SECURITIES (5.0%)

AUTOMOBILES (1.4%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05............  $6,750,000       $  6,697,384
                                                  ------------
ELECTRIC POWER COMPANIES (1.9%)
Massachusetts RRB Special
 Purpose Trust
 Series 2001-1 Class A
 6.53%, due 6/1/13.............   8,721,396          8,952,792
                                                  ------------

HOME EQUITY LOANS (0.2%)
Southern Pacific Secured
 Assets Corp.
 Series 1997-1 Class A-1
 2.13%, due 4/25/27 (a)........   1,050,112          1,050,258
                                                  ------------
TRANSPORTATION--MISCELLANEOUS (1.1%)
Attransco Inc.
 Series 1998
 6.11%, due 10/1/07............   5,500,000          5,588,000
                                                  ------------

UTILITIES--ELECTRIC & GAS (0.4%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16............   1,705,000          1,760,965
                                                  ------------
Total Asset-Backed Securities
 (Cost $24,021,663)............                     24,049,399
                                                  ------------
CORPORATE BONDS (4.7%)

AUTOMOBILES (0.5%)
Ford Motor Co.
 7.45%, due 7/16/31............   2,575,000          2,359,184
                                                  ------------

ELECTRIC POWER COMPANIES (0.5%)
PPL Energy Supply LLC
 6.40%, due 11/1/11 (b)........   2,490,000          2,318,793
                                                  ------------
FINANCE (0.7%)
Boeing Capital Corp.
 Series XI
 4.88%, due 8/20/04............   3,500,000          3,533,040
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
FOOD (0.3%)
Tyson Foods, Inc.
 Class A
 7.25%, due 10/1/06 (b)........  $1,315,000       $  1,363,663
                                                  ------------

PAPER & PAPER PRODUCTS (1.0%)
International Paper Co.
 8.00%, due 7/8/03.............   4,595,000          4,842,960
                                                  ------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.4%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31.............   1,880,000          2,130,769
                                                  ------------

TELECOMMUNICATIONS--LONG DISTANCE (0.8%)
Intermedia Communications Inc.
 Series B
 (zero coupon), due 7/15/07
 11.25%, beginning 7/15/02.....   2,270,000          2,295,538
Worldcom, Inc.--Worldcom Group
 8.25%, due 5/15/31............   1,600,000          1,691,288
                                                  ------------
                                                     3,986,826
                                                  ------------
WASTE MANAGEMENT (0.5%)
Republic Services, Inc.
 6.75%, due 8/15/11............   2,195,000          2,197,941
                                                  ------------
Total Corporate Bonds
 (Cost $22,567,209)............                     22,733,176
                                                  ------------
MORTGAGE-BACKED SECURITIES (6.9%)

COMMERCIAL MORTGAGE LOANS (COLLATERIZED
 MORTGAGE OBLIGATIONS) (6.9%)
Fannie Mae Grantor Trust
 Series 2001-T11 Class B
 5.503%, due 9/25/11...........  15,787,120         15,148,736
 Series 2001-T2 Class B
 6.022%, due 11/25/10..........   8,125,000          8,108,937
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09...........   4,760,000          4,940,704
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35............   4,475,000          4,615,233
                                                  ------------
Total Mortgage-Backed
 Securities
 (Cost $33,126,871)............                     32,813,610
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Portfolio of Investments December 31, 2001



                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (74.0%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (8.9%)
 5.00%, due 5/15/04............  $13,305,000      $ 13,738,211
 5.50%, due 1/14/32 TBA (c)....   7,750,000          7,357,656
 6.375%, due 8/1/11............  21,800,000         21,802,202
                                                  ------------
                                                    42,898,069
                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (15.2%)
 5.125%, due 2/13/04...........  11,495,000         11,887,152
 5.75%, due 2/15/08 (d)........  16,590,000         16,991,345
 6.25%, due 2/1/11.............   8,030,000          8,167,602
 6.625%, due 11/15/30..........   5,900,000          6,172,574
 7.125%, due 2/15/05...........  27,060,000         29,548,005
                                                  ------------
                                                    72,766,678
                                                  ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (20.5%)
 5.50%, due 8/1/14-8/1/15
 (e)...........................  17,038,290         16,894,983
 5.50%, due 1/17/17 TBA (c)....  27,780,000         27,302,517
 6.00%, due 10/1/16-11/1/31
 (e)...........................  23,380,693         23,258,627
 6.50%, due 10/1/31 (e)........  17,705,639         17,734,411
 7.50%, due 1/1/30-8/1/31......  12,583,407         13,022,331
                                                  ------------
                                                    98,212,869
                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (6.7%)
 6.00%, due 2/21/32 TBA (c)....  12,135,000         11,843,008
 6.50%, due 8/15/28 (e)........   7,664,216          7,708,354
 7.50%, due 12/15/28 (e).......  12,102,878         12,596,457
                                                  ------------
                                                    32,147,819
                                                  ------------
UNITED STATES TREASURY BONDS (15.2%)
 5.375%, due 2/15/31 (d).......  22,585,000         22,256,840
 6.25%, due 8/15/23-5/15/30
 (d)...........................  10,640,000         11,370,150
 7.50%, due 11/15/16 (d).......   2,385,000          2,820,263
 8.75%, due 8/15/20 (d)........  27,070,000         36,316,029
                                                  ------------
                                                    72,763,282
                                                  ------------

UNITED STATES TREASURY NOTES (7.5%)
 4.625%, due 5/15/06 (d).......  21,730,000         22,025,311
 6.25%, due 2/15/07 (d)........   6,705,000          7,238,249
 7.00%, due 7/15/06 (d)........   6,250,000          6,910,125
                                                  ------------
                                                    36,173,685
                                                  ------------
Total U.S. Government &
 Federal Agencies
 (Cost $347,637,819)...........                    354,962,402
                                                  ------------
Total Long-Term Investments
 (Cost $427,353,562)...........                    434,558,587
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (18.2%)
COMMERCIAL PAPER (5.2%)
American Express Credit Corp.
 1.76%, due 1/7/02.............  $10,000,000      $  9,997,064
General Electric Capital Corp.
 1.84%, due 1/10/02............   5,000,000          4,997,698
Halifax PLC
 1.79%, due 1/10/02............  10,000,000          9,995,520
                                                  ------------
Total Commercial Paper
 (Cost $24,990,282)............                     24,990,282
                                                  ------------
FEDERAL AGENCIES (10.2%)
Federal Home Loan Bank
 (Discount Note)
 1.84%, due 1/2/02.............   9,000,000          8,999,539
                                                  ------------
Federal Home Loan Mortgage
 Corporation
 (Discount Note)
 1.47%, due 1/2/02.............   2,200,000          2,199,910
 1.75%, due 1/9/02-1/15/02.....  37,972,000         37,953,732
                                                  ------------
                                                    40,153,642
                                                  ------------
Total Federal Agencies
 (Cost $49,153,181)............                     49,153,181
                                                  ------------
                                   SHARES
                                 -----------
INVESTMENT COMPANY (2.8%)
Merrill Lynch Premier
 Institutional Fund............  13,434,257         13,434,257
                                                  ------------
Total Investment Company
 (Cost $13,434,257)............                     13,434,257
                                                  ------------
Total Short-Term Investments
 (Cost $87,577,720)............                     87,577,720
                                                  ------------
Total Investments
 (Cost $514,931,282) (f).......       108.8%       522,136,307(g)
Liabilities in Excess of
 Cash and Other Assets.........        (8.8)       (42,215,049)
                                 -----------      ------------
Net Assets.....................       100.0%      $479,921,258
                                 ===========      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

MainStay Government Fund


-------
(a)  Floating rate. Rate shown is the rate in effect at
     December 31, 2001.
(b)  May be sold to institutional investors only.
(c)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and the maturity will be
     determined upon settlement.
(d)  Represents securities out on loan or a portion of which is out on loan.
(e)  Segregated as collateral for TBA.
(f)  The cost for federal income tax purposes is $515,268,277.
(g)  At December 31, 2001 net unrealized appreciation was
     $6,868,030, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,753,459 and
     aggregate unrealized depreciation for all investments on
     which there was an excess of cost over market value of
     $2,885,429.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



14
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $514,931,282)*............................................       $ 522,136,307
Collateral held for securities loaned, at value (Note 2)....         127,150,931
Cash........................................................              64,429
Receivables:
  Interest..................................................           5,628,072
  Fund shares sold..........................................           1,598,639
                                                                   -------------
        Total assets........................................         656,578,378
                                                                   -------------
LIABILITIES:
Securities lending collateral (Note 2)......................         127,150,931
Payables:
  Investment securities purchased...........................          47,388,473
  Fund shares redeemed......................................           1,202,169
  NYLIFE Distributors.......................................             369,388
  Manager...................................................             249,735
  Transfer agent............................................             190,573
  Trustees..................................................               4,772
  Custodian.................................................               4,497
Accrued expenses............................................              91,419
Dividends payable...........................................               5,163
                                                                   -------------
        Total liabilities...................................         176,657,120
                                                                   -------------
Net assets..................................................       $ 479,921,258
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      71,969
  Class B...................................................             498,932
  Class C...................................................              11,215
Additional paid-in capital..................................         600,081,404
Accumulated net investment loss.............................            (180,564)
Accumulated net realized loss on investments................        (127,766,723)
Net unrealized appreciation on investments..................           7,205,025
                                                                   -------------
Net assets..................................................       $ 479,921,258
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  59,405,069
                                                                   =============
Shares of beneficial interest outstanding...................           7,196,909
                                                                   =============
Net asset value per share outstanding.......................       $        8.25
Maximum sales charge (4.50% of offering price)..............                0.39
                                                                   -------------
Maximum offering price per share outstanding................       $        8.64
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 411,271,370
                                                                   =============
Shares of beneficial interest outstanding...................          49,893,195
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.24
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   9,244,819
                                                                   =============
Shares of beneficial interest outstanding...................           1,121,532
                                                                   =============
Net asset value and offering price per share outstanding....       $        8.24
                                                                   =============

-------
* Includes securities on loan with an average cost of $115,289,529 and a market value of $121,800,612.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 27,320,146
                                                              ------------
Expenses:
  Distribution--Class B.....................................     3,047,627
  Distribution--Class C.....................................        54,552
  Manager...................................................     2,787,627
  Transfer agent............................................     1,101,913
  Service--Class A..........................................       127,277
  Service--Class B..........................................     1,015,642
  Service--Class C..........................................        18,592
  Shareholder communication.................................        85,602
  Recordkeeping.............................................        73,126
  Professional..............................................        68,182
  Registration..............................................        62,877
  Custodian.................................................        50,900
  Trustees..................................................        16,755
  Miscellaneous.............................................        23,897
                                                              ------------
    Total expenses..........................................     8,534,569
                                                              ------------
Net investment income.......................................    18,785,577
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    17,054,693
Net change in unrealized appreciation on investments........   (10,882,747)
                                                              ------------
Net realized and unrealized gain on investments.............     6,171,946
                                                              ------------
Net increase in net assets resulting from operations........  $ 24,957,523
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 18,785,577    $  23,549,660
  Net realized gain (loss) on investments...................    17,054,693       (6,584,353)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (10,882,747)      31,771,480
                                                              -------------   -------------
  Net increase in net assets resulting from operations......    24,957,523       48,736,787
                                                              -------------   -------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................    (2,397,758)      (2,137,813)
    Class B.................................................   (16,556,438)     (21,371,126)
    Class C.................................................      (297,833)         (59,353)
  Return of capital:
    Class A.................................................      (341,814)         (22,657)
    Class B.................................................    (2,359,233)        (226,522)
    Class C.................................................       (42,247)            (625)
                                                              -------------   -------------
      Total dividends and distributions to shareholders.....   (21,995,323)     (23,818,096)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   135,129,711       90,226,767
    Class B.................................................    87,353,492       45,443,891
    Class C.................................................    10,286,389        4,592,034
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................     3,251,086        1,940,671
    Class B.................................................    14,988,182       16,937,221
    Class C.................................................       259,375           49,174
                                                              -------------   -------------
                                                               251,268,235      159,189,758
Cost of shares redeemed:
    Class A.................................................  (137,813,347)     (69,947,530)
    Class B.................................................   (97,243,713)     (164,977,85)
    Class C.................................................    (6,358,583)        (219,616)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     9,852,592      (75,955,273)
                                                              -------------   -------------
      Net increase (decrease) in net assets.................    12,814,792      (51,036,582)
NET ASSETS:
Beginning of year...........................................   467,106,466      518,143,048
                                                              -------------   -------------
End of year.................................................  $479,921,258    $ 467,106,466
                                                              =============   =============
Accumulated net investment loss.............................  $   (180,564)   $          --
                                                              =============   =============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              17
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                          Class A
                                                                  -------------------------------------------------------
                                                                                  Year ended December 31,
                                                                  -------------------------------------------------------
                                                                    2001           2000        1999       1998       1997
                                                                  --------       --------    --------   --------   --------
Net asset value at beginning of period......................      $   8.19       $   7.75    $   8.46   $   8.27   $   8.06
                                                                  --------       --------    --------   --------   --------
Net investment income.......................................          0.39(a)(d)     0.46(a)      0.42     0.43       0.50
Net realized and unrealized gain (loss) on investments......          0.12           0.45       (0.65)      0.24       0.21
                                                                  --------       --------    --------   --------   --------
Total from investment operations............................          0.51           0.91       (0.23)      0.67       0.71
                                                                  --------       --------    --------   --------   --------
Less dividends and distributions:
 From net investment income.................................         (0.39)         (0.46)      (0.42)     (0.43)     (0.50)
 Return of capital..........................................         (0.06)         (0.01)      (0.06)     (0.05)        --
                                                                  --------       --------    --------   --------   --------
Total dividends and distributions...........................         (0.45)         (0.47)      (0.48)     (0.48)     (0.50)
                                                                  --------       --------    --------   --------   --------
Net asset value at end of period............................      $   8.25       $   8.19    $   7.75   $   8.46   $   8.27
                                                                  ========       ========    ========   ========   ========
Total investment return (b).................................          6.33%         12.20%      (2.81%)     8.32%      9.12%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income....................................          4.71%(d)       5.89%       5.17%      5.20%      6.23%
   Expenses.................................................          1.17%          1.16%       1.13%      1.12%      1.09%
Portfolio turnover rate.....................................           151%           324%        255%       371%       338%
Net assets at end of period (in 000's)......................      $ 59,405       $ 58,674    $ 34,116   $ 22,189   $ 17,114

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................    ($0.03)    ($0.03)    ($0.03)
Increase net realized and unrealized gains and losses.......      0.03       0.03       0.03
Decrease ratio of net investment income.....................     (0.37%)    (0.37%)    (0.37%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



18
-

                         Class B                                                  Class C
   ----------------------------------------------------         ----------------------------------------------
                                                                                                  September 1,*
                 Year ended December 31,                           Year ended December 31,           through
   ----------------------------------------------------         ------------------------------    December 31,
     2001           2000         1999       1998       1997       2001        2000        1999         1998
   --------       --------     --------   --------   --------   --------    --------    --------   ------------
   $   8.18       $   7.73     $   8.44   $   8.25   $   8.04   $   8.18    $   7.73    $   8.44     $   8.43
   --------       --------     --------   --------   --------   --------    --------    --------     --------
       0.33(a)(d)     0.40(a)      0.36       0.37     0.45      0.33(a)(d)     0.40(a)     0.36         0.12
       0.12           0.46        (0.66)      0.24       0.21       0.12        0.46       (0.66)        0.03
   --------       --------     --------   --------   --------   --------    --------     --------     --------
       0.45           0.86        (0.30)      0.61       0.66       0.45        0.86       (0.30)        0.15
   --------       --------     --------   --------   --------   --------    --------     --------     --------
      (0.34)         (0.41)       (0.36)     (0.37)     (0.45)     (0.34)      (0.41)      (0.36)       (0.12)
      (0.05)         (0.00)(c)    (0.05)     (0.05)        --      (0.05)      (0.00)(c)   (0.05)       (0.02)
   --------       --------     --------    --------   --------   --------    --------   --------     --------
      (0.39)         (0.41)       (0.41)     (0.42)     (0.45)     (0.39)      (0.41)      (0.41)       (0.14)
   --------       --------     --------   --------   --------   --------    --------     --------     --------
   $   8.24       $   8.18     $   7.73   $   8.44   $   8.25   $   8.24    $   8.18    $   7.73     $   8.44
   ========       ========     ========   ========   ========   ========    ========     ========     ========
       5.54%         11.49%       (3.60%)     7.52%      8.54%      5.54%      11.49%      (3.60%)       1.75%
       3.96%(d)       5.14%        4.42%      4.45%      5.67%      3.96%(d)    5.14%       4.42%        4.45%+
       1.92%          1.91%        1.88%      1.87%      1.65%      1.92%       1.91%       1.88%        1.87%+
        151%           324%         255%       371%       338%       151%        324%        255%         371%
   $411,271       $403,374     $483,495   $590,592   $636,491   $  9,245    $  5,059    $    532     $     94

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              19
                                                                               -

MainStay Government Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Government Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek a high level of current income, consistent with safety of principal.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures




20
-

Notes to Financial Statements


approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.


                                                                              21
                                                                               -

MainStay Government Fund


Net income earned by the Fund for securities lending transactions amounted to $287,358, net of broker fees and rebates, for the year ended December 31, 2001, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 2001:

                                                                SHARES         VALUE
                                                              -----------   ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    1,018,535   $  1,018,535
Cash with Security Lending Agent............................                       3,595
                                                                            ------------
                                                                               1,022,130
                                                                            ------------

                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
SHORT-TERM COMMERCIAL PAPER
Fidex PLC
  2.30%, due 1/2/02.........................................  $ 3,460,000      3,459,779
Hudson-American Realty Protection LLC
  2.00%, due 1/18/02........................................   17,500,000     17,483,472
                                                                            ------------
                                                                              20,943,251
                                                                            ------------
MASTER NOTE
Bank of America Securities
  2.00%, due 1/2/02.........................................   20,000,000     20,000,000
                                                                            ------------
REPURCHASE AGREEMENTS
Bear Stearns & Co., Inc.
  1.78%, due 1/2/02
  (Collateralized by
  $16,940,000 Banco de Credito Y Securitizacion SA
    4.4256%, due 5/31/10 Market Value $12,578,204
  $8,585,974 Banco de Credito Y Securitizacion SA
    8.00%, due 5/31/10 Market Value $5,596,417
  $1,170,000 COMM
    2.91%, due 4/15/11 Market Value $1,167,113).............   18,915,150     18,915,150
Credit Suisse First Boston Corp.
  1.94%, due 1/2/02
  (Collateralized by
  $6,840,000 United Mexican States
    9.875%, due 2/1/10 Market Value $8,172,375).............    7,735,000      7,735,000
Deutsche Bank Alex Brown, Inc.
  1.95%, due 1/2/02
  (Collateralized by
  $8,600,000 Citizens Communications Co.
    9.00%, due 8/15/31 Market Value $9,169,148
  $3,025,718 Illinois Central Railroad Co.
    6.75%, due 5/15/03 Market Value $3,144,259
  $6,700,000 R&B Falcon Corp.
    9.50%, due 12/15/08 Market Value $7,636,593)............   19,000,000     19,000,000


22
-

                                                               PRINCIPAL
                                                                AMOUNT         VALUE
                                                              -----------   ------------
REPURCHASE AGREEMENTS (continued)
HSBC Securities, Inc.
  2.05%, due 1/2/02
  (Collateralized by
  $25,335,000 Sprint Capital Corp.
    6.00%, due 1/15/07 Market Value $25,437,523)............  $24,000,000   $ 24,000,000
Morgan Stanley Dean Witter & Co.
  1.93%, due 1/2/02
  (Collateralized by
  $3,369,000 Commercial Mortgage Acceptance Corp.
    7.2739%, due 9/15/30 Market Value $3,284,000
  $5,000,000 Morgan Stanley Dean Witter Capital Investments
    7.4426%, due 3/11/16 Market Value $5,000,000
  $6,410,314 Providian Master Trust
    1.93%, due 5/15/08 Market Value $6,416,000).............   14,000,000     14,000,000
                                                                            ------------
                                                                              83,650,150
                                                                            ------------
Total Investment made with cash collateral..................                $125,615,531
                                                                            ============

Non-cash collateral received and held by the Fund at December 31, 2001:

United States Treasury Inflationary Indexed Bond
  3.625%, due 4/15/28.......................................       85,000   $     95,997
United States Treasury Bonds
  6.25%, due 8/15/23........................................      150,000        162,375
  7.50%, due 11/15/16.......................................      200,000        238,625
  7.875%, due 2/15/21.......................................      105,000        133,776
  8.75%, due 8/15/20........................................      105,000        144,408
  11.125%, due 8/15/03......................................      200,000        234,875
  11.625%, due 11/15/02.....................................      200,000        219,625
United States Treasury Notes
  3.625%, due 7/15/02-1/15/08...............................      280,000        305,719
                                                                            ------------
Total non-cash collateral...................................                $  1,535,400
                                                                            ============
Total collateral............................................                $127,150,931
                                                                            ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered


                                                                              23
                                                                               -

MainStay Government Fund


temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Permanent book-tax difference of $1,288,150 is an increase to accumulated net investment income and accumulated net realized loss. This book-tax difference is due primarily to the tax treatment of paydowns and premium amortization.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (g) to the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased was not amortized for this fund.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $1,002,262. The fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $1,714,085.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the


24
-
distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $1 billion. For the year ended December 31, 2001, the Manager earned $2,787,627. It was not necessary for the Manager to waive part of its fee during the year.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.30% of the Fund's average daily net assets.

To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The


                                                                              25
                                                                               -

MainStay Government Fund


Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $12,801 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $39,406, $200,862 and $4,698, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $1,101,913.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $11,226 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $73,126 for the year ended December 31, 2001.


26
-

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001 for federal income tax purposes capital loss carryforwards of $127,610,291 were available as shown in the table below, to the extent provided by regulations, to offset future realized gains of the Fund through 2008. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

CAPITAL LOSS                                                        AMOUNT
AVAILABLE THROUGH                                                  (000'S)
-----------------                                                  --------
2002........................................................       $ 75,432
2004........................................................         13,291
2005........................................................          1,897
2007........................................................         30,060
2008........................................................          6,930
                                                                   --------
                                                                   $127,610
                                                                   ========

The Fund utilized $15,820,238 of capital loss carryforward during the current year.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of U.S. Government securities were $552,055 and $603,396, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $119,851 and $66,878, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.


                                                                              27
                                                                               -

MainStay Government Fund


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                       YEAR ENDED
                                                 DECEMBER 31, 2001                DECEMBER 31, 2000
                                            ---------------------------      ---------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                            -------   -------   -------      -------   -------   -------
Shares sold...............................   16,354    10,522    1,241       11,327      5,714     572
Shares issued in reinvestment of dividends
  and distributions.......................      394     1,816       31          245      2,154       6
                                            -------   -------    -----       ------    -------     ---
                                             16,748    12,338    1,272       11,572      7,868     578
Shares redeemed...........................  (16,714)  (11,762)    (769)      (8,813)   (21,061)    (28)
                                            -------   -------    -----       ------    -------     ---
Net increase (decrease)...................       34       576      503        2,759    (13,193)    550
                                            =======   =======    =====       ======    =======     ===


28
-

Report of Independent Accountants

To the Board of Trustees of the MainStay Funds and Shareholders of MainStay Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Government Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002


                                                                              29
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."


30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------


                                                                              31
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------


32
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.


                                                                              33
                                                                               -

                       This page intentionally left blank


34
-

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSG11-02/02
                                                             07

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Government Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay High Yield
                                                              Corporate Bond Fund versus Credit Suisse
                                                              First Boston High Yield Index and Inflation
                                                              --Class A, Class B, and Class C Shares           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            23
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               41
                                                              Trustees and Officers                           42
                                                              The MainStay(R) Funds                           45

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4

$10,000 Invested in MainStay High Yield
Corporate Bond Fund versus Credit Suisse First Boston High Yield Index and Inflation

CLASS A SHARES Total Returns: 1 Year -2.12%, 5 Years 2.95%, 10 Years 9.29% [CLASS A SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
                                                  CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
                                                  -------------------      --------------------------      ------------------
12/91                                                     9550                       10000                        10000
12/92                                                    11617                       11666                        10296
12/93                                                    14132                       13872                        10586
12/94                                                    14344                       13737                        10860
12/95                                                    17253                       16125                        11142
12/96                                                    20070                       18128                        11511
12/97                                                    22520                       20417                        11706
12/98                                                    22986                       20535                        11894
12/99                                                    25360                       21209                        12213
12/00                                                    23716                       20104                        12625
12/01                                                    24308                       21270                        12820

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -2.84%, 5 Years 2.92%, 10 Years 9.27% Class C Total Returns: 1 Year 0.81%, 5 Years 3.16%, 10 Years 9.27% [CLASS B SHARES LINE GRAPH]

                                                  MAINSTAY HIGH YIELD      CREDIT SUISSE FIRST BOSTON
                                                  CORPORATE BOND FUND         HIGH YIELD INDEX(1)          INFLATION (CPI)(2)
                                                  -------------------      --------------------------      ------------------
12/91                                                    10000                       10000                        10000
12/92                                                    12165                       11666                        10296
12/93                                                    14798                       13872                        10586
12/94                                                    15020                       13737                        10860
12/95                                                    17981                       16125                        11142
12/96                                                    20782                       18128                        11511
12/97                                                    23182                       20417                        11706
12/98                                                    23485                       20535                        11894
12/99                                                    25719                       21209                        12213
12/00                                                    23868                       20104                        12625
12/01                                                    24279                       21270                        12820

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Credit Suisse First Boston High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor's and Baa by Moody's. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
-------                                                                        -


(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 4 for more information about the Credit Suisse First Boston High Yield Index.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating (TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating (TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The high-yield market began 2001 on a positive note, when Federal Reserve easing prompted investors to look for ways to improve current yields. With wide yield-spreads relative to historical norms, high-yield bonds were particularly attractive and money quickly flowed into the high-yield market.

Unfortunately, the continuing sell-off in the stock market caused high-yield momentum to reverse course in February and March. Telecommunications, the largest single industry in the high-yield market, was particularly hard hit, as a steady stream of operating disappointments affected Competitive Local Exchange Carriers (CLECs), long-haul carriers, and data-center operators, among others.

Throughout the year, the Federal Reserve moved aggressively to ease monetary policy, lowering the targeted federal funds rate 11 times -- for a total reduction of 4.75%. Despite these moves to stabilize the slowing economy, default rates continued to rise. After the September terrorist attacks, the high-yield market gave back all of its year-to-date gains. In the fourth quarter, however, high-yield bonds rallied based on progress in the war on terrorism, encouraging economic news, an improving outlook for 2002, and attractive yields and spreads that drew money into the high-yield market.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay High Yield Corporate Bond Fund returned 2.49% for Class A shares and 1.72% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 1.79% return of the average Lipper(1) high current yield fund over the same period. All share classes underperformed the 5.80% return of the Credit Suisse First Boston High Yield Index(2) for the year.

As of December 31, 2001, MainStay High Yield Corporate Bond Fund Class B shares received an Overall Morningstar Rating(TM) of four stars out of 1,836 taxable bond funds.(3) Class B shares were rated two stars out of 1,836 taxable bond funds for the three-year period ended December 31, 2001, two stars out of 1,360 taxable bond funds for the five-year period then ended, and five stars out of 445 taxable bond funds for the 10-year period then ended.

The Fund benefited from an underweighted position in the telecommunications sector throughout 2001. Even with the massive telecommunications sell-off, we continued to see more risk than opportunity in the sector, since asset values were continuing to plummet with no likely buyers. While telecommunications

6

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                           [CLASS A SHARES BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            20.28
12/96                                                                            16.33
12/97                                                                            12.20
12/98                                                                             2.07
12/99                                                                            10.33
12/00                                                                            -6.48
12/01                                                                             2.49

Returns reflect the historical performance of the Class B shares through 12/94. See footnote 1 on page 11 for more information on performance.

CLASS B AND CLASS C SHARES

                     [CLASS B AND CLASS C SHARES BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                            21.65
12/93                                                                            21.65
12/94                                                                             1.50
12/95                                                                            19.71
12/96                                                                            15.58
12/97                                                                            11.55
12/98                                                                             1.31
12/99                                                                             9.51
12/00                                                                            -7.20
12/01                                                                             1.72

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 11 for more information on performance.

bonds saw a broad-based rally in the fourth quarter, we believed the gains outpaced any fundamental improvements, and as of the end of the year, our outlook for the sector remained unchanged.

We have offset the Fund's underweighted position in telecommunications with an overweighted position in broadcast/media, where we have seen much better risk-adjusted market opportunity. Broadcast/media companies tended to have strong franchise value and improving cash flow. One of our favorite holdings in this sector was Charter Communications. The Fund also held positions in Comcast UK and Ono Finance. Unfortunately, during 2001, international cable credits tended to trade in line with telecommunications issues. As a result, they

                                                                               7
                                                                               -

faced considerable pressure, which detracted from the Fund's performance through much of the year.

The Fund overweighted utilities, real estate investment trusts (REITs), broadcast/ media, and health care bonds, while it underweighted cyclical issues, such as paper, retail, and automotive bonds. Our approach to cyclical sectors reflected our concern over the possibility of a recession. The Fund's underweighted position had a positive impact on performance during the first half of the year, when the pace and extent of the economic slowdown remained relatively uncertain. In late November, economists confirmed that the U.S. had been in recession since March 2001.

The health care sector benefited from increased government reimbursement, which has improved revenues and earnings for many companies. Hospitals and nursing homes were among the beneficiaries, and investors were attracted to these defensive issues. Despite the economic and market uncertainties in 2001, health care issues remained relatively resilient. The Fund held positions in Apria Healthcare, Magellan Healthcare, Alaris Medical Systems, Medaphis, Team Health, and Harborside Healthcare. While all of these companies showed strong performance for the year, results weakened in the fourth quarter, as demand for defensive issues declined.

The Fund ended the year overweighted relative to its benchmark in gaming, lodging, and transportation investments. In late September, we found several bonds at depressed prices among companies with strong fundamentals. Many of the Fund's holdings--including Hilton Hotels, MeriStar Hospitality, Venetian, Mandalay Resort Group, Pinnacle Entertainment, and Delta Air Lines--rebounded strongly from their Septembers lows and provided positive results in the fourth quarter of 2001.

Although the Fund did not hold any Enron securities, other utility holdings, including AES Eastern Energy and Calpine, experienced technical pressure as the entire utility sector was impacted by the Enron bankruptcy. The media sector saw strong gains in the fourth quarter of 2001, and the Fund benefited from advances at Garden State Newspapers, Key3Media (the operator of COMDEX), and Quebecor (a Canadian French-language newspaper and cable company). Technology companies also participated in the fourth-quarter rally, with strong performance from Lucent Technologies and LSI Logic.

STRONG AND WEAK PERFORMERS

Among the Fund's strongest performers for the year were Digital Island, IPC Magazine Group, Alaris Medical, Medaphis, Efficient Networks, and Sovereign Bank. We liquidated the Fund's position in Digital Island when it was announced that the company would be acquired by Cable and Wireless PLC and

8

the bonds would be repurchased. Efficient Networks bonds benefited from a takeover by investment-grade acquirer, Siemens AG.

The Fund also had its share of disappointments. Among the weakest-performing securities in the portfolio were UIH Australia, Nextel International, Cablevision SA, At Home Corp., Ziff Davis Media, 360 Networks, and Pagemart Nationwide. These securities suffered from declines in their respective industries. Cablevision, an Argentinean cable company, also felt the impact of a pending default by Argentina on the nation's sovereign debt.

SIGNIFICANT PURCHASES AND SALES

The Fund purchased bonds of Alamosa Holdings, the largest Sprint PCS affiliate, early in 2001, and the securities proved to be among the Fund's top performers for the year. Our Nextel International purchases, on the other hand, were among the Fund's worst-performing securities. Following Harborside Healthcare's restructuring, the nursing home operator has emerged as a solvent and stronger company. We purchased the company's bonds at a significant discount. As bond holders, we received a new note as well as cash and equity in the company. Ziff Davis Media is a leader in technology and Internet magazines, but the securities we purchased in 2001 suffered when fallout in the technology sector led to declining advertising revenues.

LOOKING AHEAD

We believe the near-term outlook for the high-yield market is generally positive. In our opinion, default rates have probably peaked and are likely to decline in 2002. More importantly, the prices of troubled credits now generally reflect the likelihood of financial restructuring, which suggests that declines from 2001 defaults may have already been priced into the market.

Economic indicators have been generally positive in recent months, but the jury is still out on how sustainable a recovery is likely to be. The Federal Reserve interest-rate cuts have had a positive effect, but U.S. consumers must still cope with higher unemployment, increased personal debt, and negative wealth effects from two years of falling stock prices. It is difficult to have conviction that the economic recovery will be strong and broad-based without assurances that consumers will be able to increase demand.

                                                                               9
                                                                               -

We believe the high-yield market has priced in the potential for a mild recovery and should perform well, barring a protracted global recession. By historical standards, high-yield securities remain quite attractive. Whatever the markets or the economy may bring, the Fund will continue to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation will remain a secondary objective.

Donald E. Morgan
J. Matthew Philo
Portfolio Managers
MacKay Shields LLC

High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets.

10
-

   NONTAXABLE DISTRIBUTION

   As far as possible, MainStay High Yield Corporate Bond Fund seeks to distribute a monthly dividend reflecting the amount of investment income earned by the Fund, excluding currency gains or losses. During the year ended December 31, 2001, lower domestic yields, sluggish international results, and severe market corrections in the high-yield bond market have led to reduced earnings potential for the Fund. As a result, a portion of the dividends paid in 2001, have been reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

                RETURN OF CAPITAL AS A PERCENT OF
 SHARE CLASS      TOTAL DIVIDENDS PAID IN 2001
--------------  ---------------------------------
Class A shares                 6.43%
Class B shares                 6.43%
Class C shares                 6.43%

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2001 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

                                                                              11
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/01
Class A              2.49%     3.91%     9.79%          8.55%
Class B              1.72%     3.16%     9.27%          8.23%
Class C              1.72%     3.16%     9.27%          8.23%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                   SINCE INCEPTION
                     1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/01
Class A              -2.12%    2.95%     9.29%          8.24%
Class B              -2.84%    2.92%     9.27%          8.23%
Class C               0.81%    3.16%     9.27%          8.23%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                           SINCE INCEPTION
                       1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/01
Class A              201 out of   25 out of       n/a            5 out of
                     383 funds    147 funds                     98 funds
Class B              214 out of   39 out of    1 out of          2 out of
                     383 funds    147 funds    51 funds         32 funds
Class C              214 out of   n/a             n/a           60 out of
                     383 funds                                 254 funds
Average Lipper high
current yield fund     1.79%        1.39%        6.54%         6.67%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $5.56       $0.6915      $0.0000
    Class B     $5.55       $0.6462      $0.0000
    Class C     $5.55       $0.6462      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.

Information on this page and the preceding pages has not been audited.

12
-

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
LONG-TERM BONDS (82.2%)+
ASSET-BACKED SECURITIES (2.4%)

AIRLINES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1 Class C
 8.97%, due 1/2/15............  $   2,362,585      $    2,020,719
                                                   --------------
ELECTRIC POWER COMPANIES (1.3%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17 (d)........     19,080,000          18,837,111
 Series 1999-B
 9.67%, due 1/2/29 (d)........     20,000,000          20,483,800
Midland Funding Corp. I
 Series C-91
 10.33%, due 7/23/02..........      4,231,509           4,247,759
 Series C-94
 10.33%, due 7/23/02..........        877,763             881,134
                                                   --------------
                                                       44,449,804
                                                   --------------
ENTERTAINMENT (0.2%)
United Artists Theatres
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (e)........      7,590,609           5,692,956
                                                   --------------
INDEPENDENT POWER PRODUCERS (0.8%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......     29,970,000          27,282,890
                                                   --------------
Total Asset-Backed Securities
 (Cost $81,488,621)                                    79,446,369
                                                   --------------

CONVERTIBLE BONDS (5.1%)
BIOTECHNOLOGY (0.0%) (b)
CuraGen Corp.
 6.00%, due 2/2/07............      1,465,000           1,137,206
                                                   --------------

BROADCAST/MEDIA (0.3%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)........     15,370,000           9,945,220
                                                   --------------
COMMUNICATIONS--EQUIPMENT (1.1%)
CIENA Corp.
 3.75%, due 2/1/08............     28,010,000          18,066,450
Comverse Technology, Inc.
 1.50%, due 12/1/05...........     27,075,000          20,678,531
                                                   --------------
                                                       38,744,981
                                                   --------------
-----------------------------------------------------------------
+  Percentages indicated are based on Fund net assets.

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
COMPUTERS--NETWORKING (0.2%)
ONI Systems Corp.
 5.00%, due 10/15/05..........  $   8,650,000      $    5,871,188
                                                   --------------

ELECTRONICS--SEMICONDUCTORS (1.3%)
LSI Logic Corp.
 4.00%, due 2/15/05...........     36,395,000          30,844,762
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05...........     17,330,000          13,539,063
                                                   --------------
                                                       44,383,825
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.1%)
Battle Mountain Gold Co.
 6.00%, due 1/4/05 (f)........      2,270,000           2,133,800
                                                   --------------

HOTEL/MOTEL (0.1%)
MeriStar Hospitality Corp.
 4.75%, due 10/15/04..........      3,663,000           2,971,609
                                                   --------------

INTERNET SOFTWARE & SERVICES (1.2%)
At Home Corp.
 4.75%, due 12/15/06 (g)(h)...     68,849,000          11,360,085
Internet Capital Group, Inc.
 5.50%, due 12/21/04..........     23,080,000           9,232,000
Juniper Networks, Inc.
 4.75%, due 3/15/07...........     25,125,000          18,278,437
                                                   --------------
                                                       38,870,522
                                                   --------------

PAPER & FOREST PRODUCTS (0.3%)
Sappi BVI Finance Ltd.
 7.50%, due 8/1/02 (f)........      9,880,000           9,896,006
                                                   --------------

TELECOMMUNICATIONS (0.5%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c).......     10,190,000           5,330,491
 2.00%, due 12/16/06 (c)......      6,798,000           3,412,345
 2.00%, due 4/3/07 (c)........  E  17,230,000           8,552,938
                                                   --------------
                                                       17,295,774
                                                   --------------
Total Convertible Bonds
 (Cost $207,421,106)                                  171,250,131
                                                   --------------
CORPORATE BONDS (59.0%)

ADVERTISING & MARKETING SERVICES (0.7%)
Key3Media Group, Inc.
 11.25%, due 6/15/11..........  $  27,570,000          23,158,800
                                                   --------------

AEROSPACE/DEFENSE (0.0%) (B)
Sequa Corp.
 Series B
 8.875%, due 4/1/08...........         55,000              51,425
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -
Portfolio of Investments December 31, 2001


                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
CORPORATE BONDS (CONTINUED)

AIRLINES (0.6%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29..........  $  13,053,000      $   10,489,234
 10.375%, due 12/15/22........      4,685,000           3,860,815
Northwest Airlines, Inc.
 8.375%, due 3/15/04..........      3,765,000           3,287,730
 8.52%, due 4/7/04............      4,185,000           3,653,548
                                                   --------------
                                                       21,291,327
                                                   --------------
ALUMINUM (0.3%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06..........        750,000             746,250
Ormet Corp.
 11.00%, due 8/15/08 (c)......     12,885,000           8,117,550
                                                   --------------
                                                        8,863,800
                                                   --------------
BANKS (1.1%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08............     37,695,000          36,564,150
                                                   --------------

BROADCAST/MEDIA (5.2%)
@Entertainment, Inc.
 Series B
 (zero coupon), due 7/15/08
 14.50%, beginning 7/15/03....     43,290,000           6,277,050
Big City Radio, Inc.
 11.25%, due 3/15/05..........     11,480,000           5,740,000
Charter Communications
 Holdings, LLC
 (zero coupon), due 1/15/10
 11.75%, beginning 1/15/05....     46,395,000          33,288,412
 (zero coupon), due 5/15/11
 11.75%, beginning 5/15/06....     44,460,000          27,342,900
 8.625%, due 4/1/09...........      1,645,000           1,583,312
 10.00%, due 4/1/09...........      2,005,000           2,057,631
 10.00%, due 5/15/11..........     13,875,000          14,117,812
LIN Television Corp.
 8.00%, due 1/15/08...........      1,530,000           1,541,475
Maxwell Communications Corp.,
 PLC
 Facility A (e)(g)(h)(i)(j)...      9,973,584             304,194
Ono Finance PLC
 14.00%, due 2/15/11..........     40,495,000          31,940,431
Paxson Communications Corp.
 10.75%, due 7/15/08..........      3,200,000           3,356,000
Pratama Datakom Asia B.V.
 12.75%, due 7/15/05 (c)(g)...     22,550,000           2,255,000
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.....     21,840,000          10,374,000
Supercanal Holdings, S.A.
 11.50%, due 5/15/05 (c)(g)...      3,845,000              76,900
Telewest Communications PLC
 11.00%, due 10/1/07..........     10,580,000           7,617,600

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                -----------------------------
BROADCAST/MEDIA (CONTINUED)
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (g)......  $ 148,670,000      $    4,460,100
 Series D
 14.00%, due 5/15/06 (g)......     27,050,000             811,500
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03....     40,870,000          11,852,300
Young Broadcasting, Inc.
 8.50%, due 12/15/08 (c)......      9,185,000           9,230,925
                                                   --------------
                                                      174,227,542
                                                   --------------
CHEMICALS (1.5%)
Acetex Corp.
 10.875%, due 8/1/09..........      3,745,000           3,745,000
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09..........      6,160,000           4,804,800
Millennium America, Inc.
 7.625%, due 11/15/26.........      5,960,000           4,589,200
Olin Corp.
 9.125%, due 12/15/11.........      9,000,000           9,103,041
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........     11,130,000          10,684,800
Terra Capital, Inc.
 12.875%, due 10/15/08 (c)....     17,900,000          17,721,000
                                                   --------------
                                                       50,647,841
                                                   --------------

COMMUNICATIONS--EQUIPMENT (0.8%)
CellNet Data Systems, Inc.
 (zero coupon), due 10/1/07
 14.00%, beginning 10/2/02
 (e)(g)(i)....................      8,390,000              10,487
Lucent Technologies, Inc.
 6.45%, due 3/15/29...........     16,345,000          11,114,600
 6.50%, due 1/15/28...........      5,485,000           3,729,800
 7.25%, due 7/15/06...........      5,085,000           4,373,100
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08..........     33,214,000           6,642,800
                                                   --------------
                                                       25,870,787
                                                   --------------
COMPUTER SOFTWARE & SERVICES (0.2%)
Globix Corp.
 12.50%, due 2/1/10 (g).......     36,045,000           7,209,000
                                                   --------------

COMPUTER SYSTEMS (0.4%)
Unisys Corp.
 7.25%, due 1/15/05...........      2,795,000           2,732,112
 8.125%, due 6/1/06...........     10,140,000          10,089,300
                                                   --------------
                                                       12,821,412
                                                   --------------

CONSUMER PRODUCTS (0.6%)
American Greetings Corp.
 11.75%, due 7/15/08..........     19,140,000          19,714,200
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
CORPORATE BONDS (CONTINUED)

CONTAINERS (1.3%)
Crown Cork & Seal Company,
 Inc.
 6.75%, due 4/15/03...........  $  10,130,000      $    6,078,000
 7.125%, due 9/1/02...........     32,221,000          21,910,280
 7.375%, due 12/15/26.........     20,700,000           8,487,000
Owens-Illinois, Inc.
 7.80%, due 5/15/18...........      7,605,000           6,578,325
                                                   --------------
                                                       43,053,605
                                                   --------------
COSMETICS/PERSONAL CARE (0.8%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........     26,275,000          26,275,000
                                                   --------------

ELECTRIC POWER COMPANIES (7.5%)
AES Corp. (The)
 7.375%, due 6/15/14..........     24,645,000          23,412,750
 8.75%, due 12/15/02..........      9,865,000           9,717,025
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........     26,645,000          27,177,900
CMS Energy Corp.
 8.375%, due 7/1/13...........     17,000,000          17,121,958
 8.50%, due 4/15/11...........      9,175,000           9,166,036
 8.90%, due 7/15/08...........      5,675,000           5,681,049
 9.875%, due 10/15/07.........      5,980,000           6,343,506
Edison Mission Energy
 9.875%, due 4/15/11..........      1,490,000           1,533,518
 10.00%, due 8/15/08..........     12,440,000          12,794,714
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11..........     15,800,000          15,910,600
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11.........     26,275,000          27,704,333
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08..........     12,310,000          12,511,477
 10.00%, due 10/1/09..........     30,580,000          32,715,585
Southern California Edison Co.
 6.50%, due 6/1/02 (g)........      4,610,000           4,287,300
Western Resources, Inc.
 6.25%, due 8/15/18...........     33,360,000          31,737,369
 6.875%, due 8/1/04...........     14,700,000          14,179,752
                                                   --------------
                                                      251,994,872
                                                   --------------

ELECTRONICS--COMPONENTS (1.0%)
Knowles Electronics, Inc.
 13.125%, due 10/15/09........     28,470,000          28,541,175
Thomas & Betts Corp.
 6.625%, due 5/7/08...........      7,050,000           6,058,425
                                                   --------------
                                                       34,599,600
                                                   --------------

FINANCE (3.7%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11...........      5,370,000           5,477,400
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c).......     50,295,000          50,677,745

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
FINANCE (CONTINUED)
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09..........  $  27,195,000      $   11,421,900
Hollinger Participation Trust
 12.125%, due 11/15/10
 (c)(k).......................     35,785,000          29,746,281
IPC Acquisition Corp.
 11.50%, due 12/15/09 (c).....     17,530,000          17,530,000
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07
 (c)(k).......................     22,331,441          10,049,148
                                                   --------------
                                                      124,902,474
                                                   --------------

FOOD (0.2%)
Chiquita Brands International,
 Inc.
 10.25%, due 11/1/06 (g)(h)...      9,825,000           8,351,250
                                                   --------------

FOOD & HEALTH CARE DISTRIBUTORS (0.0%) (b)
Owens & Minor, Inc.
 8.50%, due 7/15/11...........        860,000             894,400
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.7%)
Newmont Mining Corp.
 8.625%, due 5/15/11..........     24,545,000          25,154,133
                                                   --------------

HEALTH CARE--DRUGS (0.3%)
MedPartners, Inc.
 7.375%, due 10/1/06..........     11,576,000          11,576,000
                                                   --------------

HEALTH CARE--HMO (0.7%)
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........     21,085,000          23,088,075
                                                   --------------

HEALTH CARE--MEDICAL PRODUCTS (1.6%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....     32,560,000          20,187,200
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06...........     19,000,000          18,050,000
dj Orthopedics, LLC
 12.625%, due 6/15/09.........     13,995,000          15,604,425
                                                   --------------
                                                       53,841,625
                                                   --------------
HEALTH CARE--MISCELLANEOUS (5.0%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95..........     54,125,000          49,169,153
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (g)(h)...     23,920,000          11,960,000
Genesis Health Ventures, Inc.
 7.59%, due 4/2/07 (m)........        842,000             829,370
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (e)(i)(j)....................     52,015,000          23,146,675
Manor Care, Inc.
 8.00%, due 3/1/08............      7,110,000           7,358,850

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -
Portfolio of Investments December 31, 2001 (continued)

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
CORPORATE BONDS (CONTINUED)

HEALTH CARE--MISCELLANEOUS (CONTINUED)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........  $  65,134,000      $   57,969,260
Senior Housing Properties
 Trust
 8.625%, due 1/15/12..........     17,045,000          17,215,450
Unilab Corp.
 12.75%, due 10/1/09..........        486,000             563,760
                                                   --------------
                                                      168,212,518
                                                   --------------
HOMEBUILDING (0.2%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09 (f)(n)...      9,464,960           8,045,216
 14.50%, due 2/15/09 (c)(n)...            355                 302
                                                   --------------
                                                        8,045,518
                                                   --------------
HOTEL/MOTEL (1.0%)
Hilton Hotels Corp.
 7.625%, due 5/15/08..........     12,700,000          12,110,390
 8.25%, due 2/15/11...........      5,215,000           5,063,489
MeriStar Hospitality Corp.
 8.75%, due 8/15/07...........      1,460,000           1,222,750
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........     18,405,000          15,930,264
                                                   --------------
                                                       34,326,893
                                                   --------------
INDEPENDENT POWER PRODUCERS (0.7%)
Calpine Canada Energy
 Finance ULC
 8.50%, due 5/1/08............     26,685,000          24,406,741
                                                   --------------
INDUSTRIAL COMPONENTS (0.0%) (b)
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (g)(h).......................      2,585,000               1,292
 9.875%, due 6/1/08 (g)(h)....        650,000             243,750
                                                   --------------
                                                          245,042
                                                   --------------
INTERNET SOFTWARE & SERVICES (0.1%)
PSINet, Inc.
 Series B
 10.00%, due 2/15/05 (g)(h)...      2,700,000             202,500
 11.00%, due 8/1/09 (g)(h)....     21,125,000           1,584,375
 11.50%, due 11/1/08 (g)(h)...     15,305,000           1,147,875
                                                   --------------
                                                        2,934,750
                                                   --------------
LEISURE TIME (4.6%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........     24,287,000          24,772,740
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36..........      2,670,000           2,361,594
El Comandante Capital Corp.
 11.75%, due 12/15/03 (g).....     17,186,051          12,030,236
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06...........     11,704,000          11,060,280
 13.00%, due 8/1/06...........      7,335,000           6,638,175

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                --------------------------------
LEISURE TIME (CONTINUED)
Hollywood Park, Inc., Series B
 9.25%, due 2/15/07...........  $  15,030,000      $   13,000,950
 9.50%, due 8/1/07............      9,335,000           8,028,100
Las Vegas Sands, Inc.
 12.25%, due 11/15/04.........     24,846,000          24,846,000
Mandalay Resort Group
 9.50%, due 8/1/08............      7,878,000           8,252,205
Penn National Gaming, Inc.
 Series B
 11.125%, due 3/1/08 (e)......      5,335,000           5,628,425
President Casinos, Inc.
 12.00%, due 9/15/02
 (c)(g)(i)(j).................      7,567,000           5,221,230
 13.00%, due 9/15/02 (g)......     16,273,000           7,648,310
Treasure Bay Gaming & Resorts
 10.00%, due 11/1/03
 (e)(g)(i)(j).................      1,565,195             375,647
Vail Resorts, Inc.
 8.75%, due 5/15/09...........      5,110,000           4,956,700
 8.75%, due 5/15/09 (c).......      7,885,000           7,648,450
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09 (c)....      4,270,000           4,334,050
Windsor Woodmont Black Hawk
 Resort Corp.
 Series B
 13.00%, due 3/15/05 (e)......      8,500,000           7,480,000
                                                   --------------
                                                      154,283,092
                                                   --------------
MANUFACTURING (0.7%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07............     32,835,000          23,969,550
                                                   --------------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.2%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)......     10,425,000           5,121,281
                                                   --------------

OIL & GAS SERVICES (2.2%)
Baytex Energy Ltd.
 10.50%, due 2/15/11..........     13,955,000          13,117,700
Comstock Resources, Inc.
 11.25%, due 5/1/07...........     10,260,000          10,157,400
Energy Corporation of America
 Series A
 9.50%, due 5/15/07...........     31,032,000          20,946,600
Halliburton Co.
 6.00%, due 8/1/06............      7,610,000           6,960,197
 Series A
 6.75%, due 2/1/27............        825,000             747,289
 8.75%, due 2/15/21...........        865,000             793,406
Mission Resources Corp.
 Series C
 10.875%, due 4/1/07..........     14,340,000          12,906,000
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....     24,460,000           4,647,400
R&B Falcon Corp.
 9.50%, due 12/15/08..........      3,685,000           4,159,908
                                                   --------------
                                                       74,435,900
                                                   --------------
PAPER & FOREST PRODUCTS (0.1%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........      3,850,000           3,561,250
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
CORPORATE BONDS (CONTINUED)

PHOTOGRAPHY/IMAGING (0.2%)
Phoenix Color Corp.
 10.375%, due 2/1/09..........  $   7,535,000      $    5,274,500
                                                   --------------

PUBLISHING (1.6%)
A.H. Belo Corp.
 7.25%, due 9/15/27...........      1,255,000           1,012,396
 8.00%, due 11/1/08...........      1,250,000           1,276,679
CanWest Media, Inc.
 10.625%, due 5/15/11.........      7,045,000           7,494,119
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09...........      3,755,000           3,703,369
General Media, Inc.
 15.00%, due 3/29/04
 (g)(o1)......................         25,806          19,386,758
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........     12,955,000          11,659,500
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10..........     35,335,000           9,893,800
                                                   --------------
                                                       54,426,621
                                                   --------------
REAL ESTATE (1.9%)
Crescent Real Estate Equities
 L.P.
 7.00%, due 9/15/02...........      9,150,000           9,152,617
 7.50%, due 9/15/07...........     61,475,000          55,468,462
                                                   --------------
                                                       64,621,079
                                                   --------------
REAL ESTATE--INVESTMENT/MANAGEMENT (2.6%)
Blum CB Corp.
 11.25%, due 6/15/11..........     25,180,000          21,528,900
Felcor Lodging L.P.
 9.50%, due 9/15/08...........     13,505,000          13,538,762
Golden State Holdings, Inc.
 7.125%, due 8/1/05...........     10,005,000          10,036,096
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11...........     11,040,000          11,421,874
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........     19,830,000          19,582,125
 10.50%, due 1/15/09..........      7,335,000           7,426,687
MeriStar Hospitality Corp.
 9.00%, due 1/15/08...........      2,225,000           2,113,750
Omega Healthcare Investors,
 Inc.
 6.95%, due 8/1/07............      2,160,000           1,812,065
                                                   --------------
                                                       87,460,259
                                                   --------------
RESTAURANTS (1.4%)
FRI-MRD Corp.
 14.00%, due 1/24/02
 (c)(e)(g)(i)(j)..............     19,000,000          11,400,000
 15.00%, due 1/24/02
 (c)(g)(i)(j).................     55,050,000          35,782,500
                                                   --------------
                                                       47,182,500
                                                   --------------
RETAIL STORES (0.1%)
Rent-A-Center, Inc.
 11.00%, due 8/15/08 (c)......      2,860,000           2,902,900
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                --------------------------------

SHIPPING (0.8%)
Newport News Shipbuilding,
 Inc.
 8.625%, due 12/1/06..........  $  17,175,000      $   17,990,812
 9.25%, due 12/1/06...........      4,300,000           4,504,250
                                                   --------------
                                                       22,495,062
                                                   --------------
SPECIALIZED SERVICES (0.4%)
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05..........     18,180,000          14,907,600
                                                   --------------

SPECIALTY PRINTING (1.5%)
American Color Graphics, Inc.
 12.75%, due 8/1/05...........     15,225,000          14,635,031
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06....     40,695,000          24,671,344
 11.125%, due 7/15/11.........     11,880,000          12,681,900
                                                   --------------
                                                       51,988,275
                                                   --------------
STEEL (0.1%)
United States Steel LLC
 10.75%, due 8/1/08 (c).......      2,605,000           2,487,775
                                                   --------------

TECHNOLOGY (0.0%) (B)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (e)(i)(j)(k).................      1,268,197             317,049
                                                   --------------

TELECOMMUNICATIONS (2.7%)
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05...     29,550,000          18,321,000
Celcaribe S.A.
 14.50%, due 3/15/04..........      2,340,000           1,053,000
COLO.COM
 13.875%, due 3/15/10
 (c)(g)(h)(o2)................         15,895             317,900
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (g)......     16,915,000             507,450
Loral CyberStar, Inc.
 10.00%, due 7/15/06..........     34,610,000          22,842,600
Marconi Corp. PLC
 7.75%, due 9/15/10...........     13,725,000           7,171,710
 8.375%, due 9/15/30..........     28,470,000          13,086,549
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03...     20,410,000           1,020,500
 12.75%, due 8/1/10...........     54,320,000           3,802,400
NTL, Inc.
 Series B
 (zero coupon), due 4/1/08
 9.75%, beginning 4/1/03......      3,840,000           1,075,200
PageMart Nationwide, Inc.
 15.00%, due 2/1/05 (g)(h)....     19,425,000              97,125
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (g)(h).......................     30,445,000             152,225

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

Portfolio of Investments December 31, 2001 (continued)

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
CORPORATE BONDS (CONTINUED)

TELECOMMUNICATIONS (CONTINUED)
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03
 (c)(n).......................  $   7,611,000      $    5,708,250
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...     23,100,000          16,285,500
                                                   --------------
                                                       91,441,409
                                                   --------------
TEXTILES (0.1%)
TPE International Finance Co.
 B.V.
 7.0231%, due 5/15/02
 (f)(g)(h)(m).................      4,800,000           2,832,000
                                                   --------------
TOBACCO (0.6%)
Standard Commercial
 Tobacco Co., Inc.
 8.875%, due 8/1/05...........     18,545,000          18,545,000
                                                   --------------

TOYS (0.6%)
Hasbro, Inc.
 5.60%, due 11/1/05...........     12,390,000          11,398,800
 6.15%, due 7/15/08...........      9,805,000           9,118,650
                                                   --------------
                                                       20,517,450
                                                   --------------
TRANSPORTATION (0.4%)
HORNBECK-LEEVAC Marine
 Services, Inc.
 10.625%, due 8/1/08 (c)......     12,225,000          12,408,375
                                                   --------------
Total Corporate Bonds
 (Cost $2,399,637,725)........                      1,983,501,707
                                                   --------------
FOREIGN BONDS (2.4%)

BROADCAST/MEDIA (0.5%)
Central European Media
 Enterprises Ltd.
 Series BR
 8.125%, due 8/15/04..........  DM 25,792,000           5,885,637
Maxwell Communications Corp.,
 PLC
 Facility B (e)(g)(h)(i)(j)...  L   1,131,066              49,878
Ono Finance PLC
 13.00%, due 5/1/09...........  E   1,700,000           1,195,807
SBS Broadcasting S.A.
 12.00%, due 6/15/08 (c)(p)...     10,755,000           7,565,239
Telewest Communications PLC
 Series GBP
 9.875%, due 2/1/10...........  L     592,000             611,734
United Pan-Europe
 Communications N.V.
 11.25%, due 2/1/10...........  E   9,643,000           1,459,642
                                                   --------------
                                                       16,767,937
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                ---------------------------------
PUBLISHING (1.8%)
Regional Independent Media
 Group PLC
 (zero coupon), due 7/1/08
 12.875%, beginning 7/1/03
 (p)..........................  L $33,125,000      $   40,978,606
TDL Infomedia Group PLC
 12.125%, due 10/15/09........     12,250,000          20,019,595
                                                   --------------
                                                       60,998,201
                                                   --------------
TELECOMMUNICATIONS (0.1%)
Global TeleSystems Europe B.V.
 11.00%, due 12/1/09 (g)(h)...  E  27,710,000           1,480,379
Marconi Corp. PLC
 5.625%, due 3/30/05..........      1,000,000             463,008
NTL Communications Corp.
 9.875%, due 11/15/09.........     10,515,000           2,902,392
                                                   --------------
                                                        4,845,779
                                                   --------------
Total Foreign Bonds
 (Cost $138,563,980)..........                         82,611,917
                                                   --------------

LOAN ASSIGNMENTS & PARTICIPATIONS (4.2%)

AUTO PARTS & EQUIPMENT (0.1%)
Global Motorsport Group, Inc.
 Bank debt, Tranche B
 6.125%, due 10/31/05
 (i)(j)(m)....................  $   4,826,449           3,861,159
                                                   --------------

BROADCAST/MEDIA (0.3%)
Ackerly Group (The)
 Bank debt, Term Loan
 6.9313%, due 9/6/06
 (i)(j)(m)....................      8,214,413           8,276,021
Supercanal Holdings, S.A.
 Bank debt
 6.50%, due 11/12/02
 (g)(h)(i)(j)(m)..............      1,433,218             716,609
                                                   --------------
                                                        8,992,630
                                                   --------------
CHEMICALS (0.1%)
United Industries Corp.
 Bank debt, Revolver
 5.4071%, due 1/20/05
 (i)(j)(m)(q).................        481,081             454,622
 Bank debt, Term Loan
 5.43%, due 1/20/05
 (i)(j)(m)....................      1,347,201           1,273,105
                                                   --------------
                                                        1,727,727
                                                   --------------
COMPUTER SYSTEMS (0.4%)
Owens-Illinois, Inc.
 Bank debt, Revolver
 4.1362%, due 3/31/04
 (i)(j)(m)(q).................     13,006,778          12,063,786
                                                   --------------

CONTAINERS (0.2%)
Crown Cork & Seal Company,
 Inc.
 Bank debt, Revolver
 4.2286 %, due 1/2/03
 (i)(j)(m)(q).................      7,387,090           6,205,155
 5.5522%, due 1/2/03
 (i)(j)(m)(q).................  E     848,303             712,578
 6.1903%, due 1/2/03
 (i)(j)(m)(q).................  L   1,227,669           1,031,240
                                                   --------------
                                                        7,948,973
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay High Yield Corporate Bond Fund

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
LOAN ASSIGNMENTS & PARTICIPATIONS (CONTINUED)

ENTERTAINMENT (0.9%)
Carmike Cinemas, Inc.
 Bank debt, Term Loan
 4.32%, due 3/30/05
 (g)(i)(j)(m).................  $   1,582,034      $    1,639,383
 Bank debt, Revolver
 9.08%, due 11/10/02
 (g)(i)(j)(m).................     18,275,167          18,937,642
United Artists Theatre
 Circuit, Inc.
 Bank debt, Term Loan
 5.93%, due 2/2/05
 (i)(j)(m)....................     11,162,566          10,771,876
                                                   --------------
                                                       31,348,901
                                                   --------------
HOTEL/MOTEL (0.3%)
Wyndham International, Inc.
 Bank debt, Term Loan
 6.3125%, due 6/30/06
 (i)(j)(m)....................      9,878,072           8,459,867
                                                   --------------

INDUSTRIAL COMPONENTS (0.4%)
Thermadyne Holdings Corp.
 Bank debt, Revolver
 4.68%, due 5/22/04
 (i)(j)(m)....................      8,380,108           6,410,783
 Bank debt, Term Loan A
 4.68%, due 5/22/04
 (i)(j)(m)....................      3,950,666           3,022,259
 Bank debt, Term Loan B
 4.93%, due 5/22/05
 (i)(j)(m)....................      2,842,351           2,205,664
 Bank debt, Term Loan C
 5.18%, due 5/22/06
 (i)(j)(m)....................      2,842,351           2,217,034
                                                   --------------
                                                       13,855,740
                                                   --------------
MANUFACTURING (0.2%)
Foamex L.P.
 Bank debt, Revolver
 5.975%, due 12/30/06
 (i)(j)(m)(q).................      8,619,944           8,188,947
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Stone Container Corp.
 Bank debt, Term Loan
 5.69%, due 10/1/03
 (i)(j)(m)....................      3,277,250           3,264,961
                                                   --------------

PUBLISHING (0.2%)
Ziff Davis Media, Inc.
 Bank debt, Term Loan B2
 8.52%, due 3/31/07
 (i)(j)(m)....................      9,090,990           6,757,633
 Bank debt, Term Loan B1
 9.75%, due 3/31/07
 (i)(j)(m)....................         45,913              34,129
                                                   --------------
                                                        6,791,762
                                                   --------------
TELECOMMUNICATIONS (1.0%)
GT Group Telecom Services
 Corp.
 Term Loan B
 6.5625%, due 6/30/08
 (i)(j)(m)....................     12,103,256           8,714,345
 Term Loan A
 8.25%, due 6/30/08
 (i)(j)(m)....................     16,936,744          12,194,455

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
TELECOMMUNICATIONS (CONTINUED)
XO Communications, Inc.
 Bank debt, Term Loan A2
 5.00%, due 12/31/06
 (i)(j)(m)....................  $   2,451,613      $    1,658,926
 Bank debt, Term Loan A1
 5.13%, due 12/31/06
 (i)(j)(m)....................      1,548,387           1,047,742
 Bank debt, Revolver
 5.13%, due 12/31/06
 (i)(j)(m)....................     13,105,000           9,042,450
 Bank debt, Term Loan B
 5.63%, due 6/30/07
 (i)(j)(m)....................      1,000,000             684,286
                                                   --------------
                                                       33,342,204
                                                   --------------
Total Loan Assignments &
 Participations
 (Cost $171,109,616)..........                        139,846,657
                                                   --------------

U.S. GOVERNMENT (0.4%)

U.S. TREASURY BOND (0.4%)
United States Treasury Bond
 5.25%, due 2/15/29 (d).......     13,170,000          12,330,413
                                                   --------------
Total U.S. Government
 (Cost $11,597,711)...........                         12,330,413
                                                   --------------

YANKEE BONDS (8.7%)

BROADCAST/MEDIA (3.2%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........      8,465,000           8,107,337
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07..........     41,130,000           8,637,300
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04..........      7,285,000           3,788,200
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07.........     60,380,000          44,681,200
Rogers Cablesystems Ltd.
 10.00%, due 12/1/07..........        285,000             307,800
 10.125%, due 9/1/12..........     15,970,000          17,008,050
 11.00%, due 12/1/15..........      7,185,000           8,154,975
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.....     46,170,000           3,693,600
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...     47,920,000           3,833,600
 (zero coupon), due 2/1/10
 13.75%, beginning 2/1/05.....      7,800,000             624,000
 10.875%, due 8/1/09..........     14,080,000           1,830,400
 11.25%, due 2/1/10...........     50,915,000           6,618,950
 11.50%, due 2/1/10...........      9,150,000           1,189,500
                                                   --------------
                                                      108,474,912
                                                   --------------
CHEMICALS (0.2%)
Marsulex, Inc.
 9.625%, due 7/1/08...........      6,355,000           6,227,900
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -
Portfolio of Investments December 31, 2001 (continued)

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
YANKEE BONDS (CONTINUED)

CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (e)(g)(h)(i).................  $   4,175,000      $          418
                                                   --------------

FINANCE (0.0%) (b)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06..........      1,000,000           1,000,000
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.9%)
Normandy Yandal Operations
 Ltd.
 8.875%, due 4/1/08...........     30,897,000          30,433,545
                                                   --------------

HOTEL/MOTEL (0.0%) (B)
Sun International Hotels Ltd.
 9.00%, due 3/15/07...........        710,000             683,375
                                                   --------------

OIL & GAS SERVICES (0.4%)
Triton Energy Ltd.
 8.875%, due 10/1/07..........     13,045,000          14,479,950
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Doman Industries Ltd.
 12.00%, due 7/1/04...........      4,820,000           4,289,800
                                                   --------------

SPECIALIZED SERVICES (0.2%)
Intertek Testing Services Ltd.
 12.00%, due 11/1/07
 (e)(i)(j)(k).................      7,268,971           5,815,177
                                                   --------------
STEEL (0.5%)
Algoma Steel, Inc.
 12.375%, due 7/15/05 (g).....     65,031,000          15,932,595
                                                   --------------

TELECOMMUNICATIONS (2.3%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.....      6,050,000           1,573,000
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....     28,990,000           6,667,700
 9.375%, due 5/15/09..........     26,410,000           9,243,500
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07 (g)(h)...      9,145,000             823,050
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06...........     87,038,000          57,445,080
360networks, Inc.
 13.00%, due 5/1/08
 (e)(g)(i)....................     19,340,000               1,934
                                                   --------------
                                                       75,754,264
                                                   --------------

                                  PRINCIPAL
                                   AMOUNT              VALUE
                                   --------------------------
TRANSPORTATION--SHIPPING (0.9%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (e)(i)(j)....................  $  19,620,022      $   16,708,411
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08..........      9,725,000           5,251,500
 10.50%, due 7/1/03...........      2,735,000           2,328,169
 Series B
 10.75%, due 10/15/06.........      7,820,000           5,083,000
                                                   --------------
                                                       29,371,080
                                                   --------------
Total Yankee Bonds
 (Cost $527,384,848)..........                        292,463,016
                                                   --------------
Total Long-Term Bonds
 (Cost $3,537,203,607)........                      2,761,450,210
                                                   --------------
                                   SHARES
                                -------------
COMMON STOCKS (5.0%)

BROADCAST/MEDIA (0.2%)
Charter Communications, Inc.
 Class A (a)..................        381,520           6,268,374
                                                   --------------

DISTRIBUTORS (0.0%) (b)
TLC Beatrice International
 Holdings, Inc. (a)(e)(i).....         25,000              50,000
                                                   --------------

ENTERTAINMENT (0.1%)
Alliance Entertainment Corp.
 (a)(e)(i)....................      1,095,385           2,848,000
United Artists Theatre
 Circuit, Inc. (a)(e)(i)(j)...        371,083           1,298,791
                                                   --------------
                                                        4,146,791
                                                   --------------

FINANCE (0.0%) (b)
AMC Financial, Inc. (a).......      1,412,162             847,297
                                                   --------------

GOLD & PRECIOUS METALS MINING (0.6%)
Newmont Mining Corp. .........        617,800          11,806,158
Placer Dome, Inc. ............        663,915           7,243,313
TVX Gold, Inc. (a)............      4,822,517           2,073,682
                                                   --------------
                                                       21,123,153
                                                   --------------

HEALTH CARE--MISCELLANEOUS (1.1%)
Apria Healthcare Group, Inc.
 (a)..........................        872,640          21,807,274
Genesis Health Ventures, Inc.
 (a)..........................        774,108          15,869,214
                                                   --------------
                                                       37,676,488
                                                   --------------

INDEPENDENT POWER PRODUCERS (0.3%)
NGR Energy, Inc. (a)..........        617,950           9,578,225
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay High Yield Corporate Bond Fund

                                   SHARES              VALUE
                                   --------------------------
COMMON STOCKS (CONTINUED)

INDUSTRIAL COMPONENTS (0.0%) (b)
Morris Material
 Handling, Inc.
 (a)(e)(i)(j).................         65,282      $      345,995
                                                   --------------

LEISURE TIME (0.2%)
Equus Gaming Co., L.P.
 Class A (a)(e)(i)............        114,319               1,143
Pinnacle Entertainment, Inc.
 (a)..........................        906,200           5,464,386
                                                   --------------
                                                        5,465,529
                                                   --------------
MACHINERY (0.4%)
Joy Global, Inc. (a)..........        848,978          14,262,830
                                                   --------------

MANUFACTURING (0.0%) (b)
Colorado Prime Corp.
 (a)(e)(i)(j).................        332,373               3,324
                                                   --------------

PAPER & FOREST PRODUCTS (0.2%)
Abitibi-Consolidated, Inc.
 (l)..........................      1,011,265           7,402,460
                                                   --------------
PUBLISHING (0.1%)
Medianews Group, Inc.
 (a)(e)(i)....................         28,000           2,590,000
                                                   --------------

REAL ESTATE (0.0%) (B)
Metropolis Realty Trust, Inc.
 (e)(i).......................        159,025           1,590,250
                                                   --------------

RETAIL STORES (0.4%)
Sears, Roebuck & Co. .........        274,700          13,086,708
                                                   --------------

TELECOMMUNICATIONS (0.6%)
@Track Communications, Inc.
 (a)..........................      5,784,123           8,676,185
Call-Net Enterprises, Inc.
 Series B (a)(l)..............      2,356,995             420,813
Celcaribe S.A. (a)(c)(e)(i)...        751,212           1,126,818
ICO Global Communications
 Holdings Ltd. (a)............      2,341,519           4,683,038
 Class A (a)(e)(i)(j).........      1,578,948           3,157,896
International Wireless
 Communications
 Holdings, Inc (a)(e)(i)......        483,446               4,834
                                                   --------------
                                                       18,069,584
                                                   --------------
TELEPHONE (0.8%)
BellSouth Corp. ..............        233,400           8,904,210
SBC Communications, Inc. .....        229,115           8,974,434
Verizon Communications,
 Inc. ........................        174,660           8,289,364
                                                   --------------
                                                       26,168,008
                                                   --------------
TEXTILES (0.0%) (B)
Hosiery Corp. of America, Inc.
 (a)(e)(i)....................         17,400                 174
                                                   --------------
Total Common Stocks
 (Cost $262,902,090)..........                        168,675,190
                                                   --------------

                                   SHARES              VALUE
                                   --------------------------
CONVERTIBLE PREFERRED STOCKS (0.3%)

CONTAINERS (0.0%) (b)
Owens-Illinois, Inc.
 4.75%........................          8,000      $      164,000
                                                   --------------

FINANCE (0.2%)
Pacific & Atlantic (Holdings)
 Inc.
 7.50%, Class A (i)(j)(k).....      1,240,159           6,200,795
                                                   --------------

HEALTH CARE--MISCELLANEOUS (0.0%) (b)
Genesis Health Ventures, Inc.
 6.00% (j)(k).................          6,819             719,405
                                                   --------------

PAPER & FOREST PRODUCTS (0.1%)
Paperboard Industries
 International, Inc.
 5.00%, Class A
 (c)(i)(j)(l).................        194,930           2,900,199
                                                   --------------

TECHNOLOGY (0.0%) (B)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (a)(e)(i)(j)(k)...          9,204                  92
                                                   --------------
Total Convertible Preferred
 Stocks
 (Cost $14,738,622)...........                          9,984,491
                                                   --------------

PREFERRED STOCKS (2.9%)

BROADCAST/MEDIA (1.7%)
Paxson Communications Corp.
 12.50% (k)...................         60,641          57,609,378
                                                   --------------

ENTERTAINMENT (0.0%) (B)
Alliance Entertainment Corp.
 Series A1 (a)(e)(i)..........            447             447,000
 Series A2 (a)(e)(i)..........            503             503,000
                                                   --------------
                                                          950,000
                                                   --------------
FINANCE (0.1%)
North Atlantic Trading Co.,
 Inc.
 12.00% (k)...................        153,848           2,115,409
                                                   --------------

HEALTH CARE--DRUGS (0.0%) (B)
Bergen Capital Trust I
 7.80%........................          7,100             166,211
                                                   --------------

MANUFACTURING (0.1%)
Colorado Prime Corp.
 (a)(e)(i)(j).................          7,820           2,041,145
                                                   --------------

REAL ESTATE INVESTMENT MANAGEMENT (1.0%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Class A (c)..........         34,758          34,410,420
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

Portfolio of Investments December 31, 2001 (continued)

                                   SHARES              VALUE
                                   --------------------------
PREFERRED STOCKS (CONTINUED)

TELECOMMUNICATIONS (0.0%) (b)
ICG Holdings, Inc.
 14.25% (e)(h)(i)(k)..........         33,955      $          340
                                                   --------------
TRANSPORTATION--SHIPPING (0.0%) (b)
Ermis Maritime
 Holdings Ltd. (a)(e)(i)(j)...        435,930               4,359
                                                   --------------
Total Preferred Stocks
 (Cost $154,350,287)..........                         97,297,262
                                                   --------------
RIGHTS (0.0%) (b)

HOMEBUILDING (0.0%) (b)
Amatek Industries Property
 Ltd.
 Common Rights (a)(e)(i)......          6,000                 300
 Preferred Rights (a)(e)(i)...      1,422,154             711,077
                                                   --------------
                                                          711,377
                                                   --------------
Total Rights
 (Cost $727,503)..............                            711,377
                                                   --------------
WARRANTS (0.1%)

BROADCAST/MEDIA (0.0%) (b)
Ono Finance PLC
 expire 2/15/11 (a)(c)(i).....         40,495             404,950
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)(e)........         24,315               6,079
                                                   --------------
                                                          411,029
                                                   --------------
FINANCE (0.0%) (b)
ASAT Finance LLC
 expire 11/1/06
 (a)(c)(e)(i).................          8,680              13,020
North Atlantic Trading Co.,
 Inc.
 expire 6/15/07
 (a)(c)(e)(i).................             66                   1
                                                   --------------
                                                           13,021
                                                   --------------
HEALTH CARE--MISCELLANEOUS (0.1%)
Genesis Health Ventures, Inc.
 expire 10/1/02 (a)...........        152,799             725,795
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(e)(i)(j)...      1,461,802           1,461,802
                                                   --------------
                                                        2,187,597
                                                   --------------
INDUSTRIAL COMPONENTS (0.0%) (b)
Morris Material Handling, Inc.
 Series A
 expire 9/28/11
 (a)(e)(i)(j).................         40,801                 408
 Series B
 expire 9/28/11
 (a)(e)(i)(j).................         40,801                 408
 Series C
 expire 9/28/11
 (a)(e)(i)(j).................         61,202                 612
                                                   --------------
                                                            1,428
                                                   --------------

                                   SHARES              VALUE
                                   --------------------------
LEISURE TIME (0.0%) (b)
HF Holdings, Inc.
 expire 7/15/02 (a)(e)(i).....         68,380      $       68,380
Windsor Woodmont Black Hawk
 Resort Corp.
 expire 3/15/10
 (a)(c)(e)(i).................          8,500                  85
                                                   --------------
                                                           68,465
                                                   --------------
OIL & GAS SERVICES (0.0%) (b)
Petro Stopping Centers
 Holdings L.P.
 expire 6/1/02 (a)(c)(e)(i)...         24,460              24,460
                                                   --------------

SPECIALIZED SERVICES (0.0%) (b)
Intertek Testing
 Services Ltd. (a)(e)(i)(j)...            691             138,200
                                                   --------------

TELECOMMUNICATIONS (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)(e)(i).....        587,902               5,879
Loral Space & Communications
 Ltd.
 expire 12/27/06 (a)..........        341,253             429,979
Occidente y Caribe Celular,
 S.A.
 expire 3/15/04 (a)(c)(i).....         28,380             283,800
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)(i).....         14,230             711,500
                                                   --------------
                                                        1,431,158
                                                   --------------
Total Warrants
 (Cost $24,654,554)...........                          4,275,358
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM INVESTMENTS (7.3%)

COMMERCIAL PAPER (5.6%)
Abbey National North America
 1.83%, due 1/3/02............  $  25,000,000          24,997,455
American Express Credit Corp.
 1.76%, due 1/7/02............     70,000,000          69,979,448
Freddie Mac Discount Note
 1.47%, due 1/2/02............      6,950,000           6,949,716
General Electric Capital Corp.
 1.84%, due 1/10/02...........     40,000,000          39,981,586
Halifax PLC
 1.90%, due 1/4/02............     48,000,000          47,992,389
                                                   --------------
                                                      189,900,594
                                                   --------------
Total Commercial Paper
 (Cost $189,900,594)..........                        189,900,594
                                                   --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22
-

MainStay High Yield Corporate Bond Fund

                                   SHARES              VALUE
                                       --------------------------
SHORT-TERM INVESTMENTS (CONTINUED)

COMMERCIAL PAPER (CONTINUED)
INVESTMENT COMPANY (1.2%)
Merrill Lynch Premier
 Institutional Fund...........     39,805,000      $   39,805,000
                                                   --------------
Total Investment Company
 (Cost $39,805,000)...........                         39,805,000
                                                   --------------
                                  PRINCIPAL
                                   AMOUNT
                                -------------
SHORT-TERM BONDS (0.1%)
ELECTRIC POWER COMPANIES (0.1%)
Southern California Edison Co.
 6.6305%, due 2/2/02 (g)......  $   2,280,000           2,120,400
                                                   --------------

TEXTILES (0.0%) (b)
Alpargatas S.A.I.C.
 11.75%, due 8/18/49
 (c)(e)(g)(i)(r)..............        800,000                  80
                                                   --------------
Total Short-Term Bonds
 (Cost $2,899,424)............                          2,120,480
                                                   --------------

SHORT-TERM LOAN PARTICIPATION (0.4%)
BUILDING MATERIALS (0.4%)
Owens Corning, Inc.
 Bank debt, Revolver
 3.62%, due 6/26/02
 (e)(g)(i)(j)(m)..............     19,200,567          12,936,382
                                                   --------------
Total Short-Term Loan
 Participation
 (Cost $12,734,213)...........                         12,936,382
                                                   --------------
Total Short-Term Investments
 (Cost $245,339,231)..........                        244,762,456
                                                   --------------
Total Investments
 (Cost $4,239,915,894) (s)....           97.8%      3,287,156,344(t)
Cash and Other Assets,
 Less Liabilities.............            2.2          72,290,261
                                -------------      --------------
Net Assets....................          100.0%     $3,359,446,605
                                =============      ==============

-------

(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Partially segregated for unfunded loan commitments.
(e)  Fair valued security.
(f) Eurobond-Bond denominated in U.S. dollars or other currencies and sold to investors outside the country whose currency is used.
(g)  Issue in default.
(h)  Issuer in bankruptcy.
(i)  Illiquid security.
(j)  Restricted security.
(k) PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(l)  Canadian security.
(m) Floating rate. Rate shown is the rate in effect at December 31, 2001.
(n) CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(o1) 25,806 Units--Each unit reflects $1,000 principal amount of 15.00% Senior Secured Notes plus shares of Series A preferred stock.
(o2) 15,895 Units--Each unit reflects $1,000 principal amount of 13.875% Senior Notes plus 1 warrant to acquire 19.9718 shares of common stock at $0.01 per share at a future date.
(p)  Partially segregated for forward contracts.
(q)  Multiple tranche facilities.
(r) The company defaulted on the payment of principal to its creditors on maturity date.
(s) The cost for federal income tax purposes is $4,245,435,807.
(t)  At December 31, 2001, net unrealized depreciation was
     $958,279,463, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $108,299,211 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $1,066,578,674.
(u) The following abbreviations are used in the above portfolio:
     DM--Deutsche Mark.
     E--Euro.
     L--Pound Sterling.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              23
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $4,239,915,894)...........................................       $3,287,156,344
Cash........................................................              736,273
Cash denominated in foreign currencies (identified cost
  $87,283)..................................................               87,602
Receivables:
  Dividends and interest....................................           73,005,981
  Fund shares sold..........................................            8,725,614
  Investment securities sold................................              466,045
Unrealized appreciation on foreign currency forward
  contracts.................................................            2,454,413
                                                                   --------------
        Total assets........................................        3,372,632,272
                                                                   --------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            7,248,124
  NYLIFE Distributors.......................................            2,399,010
  Manager...................................................            1,621,377
  Transfer agent............................................              942,487
  Custodian.................................................               32,827
  Trustees..................................................               27,708
Accrued expenses............................................              665,059
Unrealized depreciation on foreign currency forward
  contracts.................................................              249,075
                                                                   --------------
        Total liabilities...................................           13,185,667
                                                                   --------------
Net assets..................................................       $3,359,446,605
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    1,277,347
  Class B...................................................            4,459,158
  Class C...................................................              313,851
Additional paid-in capital..................................        4,641,831,125
Accumulated net investment loss.............................          (25,658,807)
Accumulated net realized loss on investments................         (312,113,101)
Net unrealized depreciation on investments..................         (952,759,550)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................            2,096,582
                                                                   --------------
Net assets..................................................       $3,359,446,605
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  710,204,872
                                                                   ==============
Shares of beneficial interest outstanding...................          127,734,731
                                                                   ==============
Net asset value per share outstanding.......................       $         5.56
Maximum sales charge (4.50% of offering price)..............                 0.26
                                                                   --------------
Maximum offering price per share outstanding................       $         5.82
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $2,475,036,660
                                                                   ==============
Shares of beneficial interest outstanding...................          445,915,808
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.55
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $  174,205,073
                                                                   ==============
Shares of beneficial interest outstanding...................           31,385,124
                                                                   ==============
Net asset value and offering price per share outstanding....       $         5.55
                                                                   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 382,662,378
  Dividends (a).............................................     17,328,941
                                                              -------------
    Total income............................................    399,991,319
                                                              -------------
Expenses:
  Manager...................................................     20,193,491
  Distribution--Class B.....................................     19,542,955
  Distribution--Class C.....................................      1,122,691
  Service--Class A..........................................      1,525,837
  Service--Class B..........................................      6,513,799
  Service--Class C..........................................        374,319
  Transfer agent............................................      5,479,358
  Shareholder communication.................................        699,508
  Professional..............................................        503,157
  Custodian.................................................        428,498
  Recordkeeping.............................................        363,226
  Registration..............................................        119,913
  Trustees..................................................        114,013
  Miscellaneous.............................................        195,051
                                                              -------------
    Total expenses before waiver............................     57,175,816
Fees waived by Manager and Subadvisor.......................     (1,432,791)
                                                              -------------
    Net expenses............................................     55,743,025
                                                              -------------
Net investment income.......................................    344,248,294
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (235,400,234)
  Foreign currency transactions.............................     (9,672,336)
                                                              -------------
Net realized loss on investments and foreign currency
  transactions..............................................   (245,072,570)
                                                              -------------
Net change in unrealized depreciation on:
  Security transactions.....................................    (51,910,395)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      9,565,913
                                                              -------------
Net unrealized loss on investments and foreign currency
  transactions..............................................    (42,344,482)
                                                              -------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (287,417,052)
                                                              -------------
Net increase in net assets resulting from operations........  $  56,831,242
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $114,679.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              25
                                                                               -

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2001             2000
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  344,248,294   $  384,245,392
  Net realized loss on investments and foreign currency
    transactions............................................    (245,072,570)     (46,721,213)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........     (42,344,482)    (588,513,134)
                                                              --------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................      56,831,242     (250,988,955)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (67,322,739)     (53,941,208)
    Class B.................................................    (266,278,087)    (331,187,295)
    Class C.................................................     (15,595,388)     (11,265,226)
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................        --             (3,395,928)
    Class B.................................................        --            (19,692,948)
    Class C.................................................        --               (793,420)
  Return of capital:
    Class A.................................................      (4,620,721)        --
    Class B.................................................     (18,276,093)        --
    Class C.................................................      (1,070,395)        --
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....    (373,163,423)    (420,276,025)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................     738,375,706      476,173,677
    Class B.................................................     459,704,381      424,564,744
    Class C.................................................     144,653,972       89,533,009
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      38,570,525       34,900,061
    Class B.................................................     176,786,334      224,409,082
    Class C.................................................       7,822,129        6,001,215
                                                              --------------   --------------
                                                               1,565,913,047    1,255,581,788
  Cost of shares redeemed:
    Class A.................................................    (463,262,854)    (335,283,516)
    Class B.................................................    (530,124,371)    (772,400,692)
    Class C.................................................     (69,544,882)     (34,717,533)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     502,980,940      113,180,047
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     186,648,759     (558,084,933)
NET ASSETS:
Beginning of year...........................................   3,172,797,846    3,730,882,779
                                                              --------------   --------------
End of year.................................................  $3,359,446,605   $3,172,797,846
                                                              ==============   ==============
Accumulated net investment loss at end of year..............  $  (25,658,807)  $  (12,730,065)
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26
-

Financial Highlights selected per share data and ratios

                                                                                            Class A
                                                                ----------------------------------------------------------------
                                                                                    Year ended December 31,
                                                                ----------------------------------------------------------------
                                                                  2001          2000          1999          1998          1997
                                                                --------      --------      --------      --------      --------
Net asset value at beginning of period.....................     $   6.10      $   7.41      $   7.54      $   8.16      $   8.27
                                                                --------      --------      --------      --------      --------
Net investment income......................................         0.65(c)       0.80          0.79          0.75          0.74
Net realized and unrealized gain (loss) on investments.....        (0.50)        (1.25)        (0.06)        (0.57)         0.23
Net realized and unrealized gain (loss) on foreign currency
 transactions..............................................         0.00(a)       0.02          0.02         (0.01)        (0.00)(b)
                                                                --------      --------      --------      --------      --------
Total from investment operations...........................         0.15         (0.43)         0.75          0.17          0.97
                                                                --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income................................        (0.65)        (0.83)        (0.85)        (0.75)        (0.74)
 From net realized gain on investments.....................           --         (0.05)        (0.03)        (0.04)        (0.34)
 Return of capital.........................................        (0.04)           --            --            --            --
                                                                --------      --------      --------      --------      --------
Total dividends and distributions..........................        (0.69)        (0.88)        (0.88)        (0.79)        (1.08)
                                                                --------      --------      --------      --------      --------
Net asset value at end of period...........................     $   5.56      $   6.10      $   7.41      $   7.54      $   8.16
                                                                ========      ========      ========      ========      ========
Total investment return (a)................................         2.49%        (6.48%)       10.33%         2.07%        12.20%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income...................................        10.84%(c)     11.35%        10.36%         9.40%         8.79%
   Net expenses............................................         1.04%         1.03%         1.00%         1.00%         1.01%
   Expenses (before waiver)................................         1.08%         1.07%         1.04%         1.04%         1.01%
Portfolio turnover rate....................................           51%           54%           83%          128%          128%
Net assets at end of period (in 000's).....................     $710,205      $456,770      $369,275      $278,181      $238,841

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one cent per share.
(c)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(b) ($0.00)(b) ($0.00)(b)
Increase net realized and unrealized gains and losses.......    0.00(b)   0.00(b)   0.00(b)
Decrease ratio of net investment income.....................   (0.04%)   (0.04%)   (0.04%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              27
                                                                               -

                               Class B                                                   Class C
    --------------------------------------------------------------   -----------------------------------------------
                                                                                                       September 1*
                       Year ended December 31,                           Year ended December 31,          through
    --------------------------------------------------------------   -------------------------------    December 31
       2001         2000         1999         1998         1997         2001        2000      1999         1998
    ----------   ----------   ----------   ----------   ----------   ----------   --------   -------   -------------
    $    6.09    $     7.40   $     7.53   $     8.15   $     8.26   $     6.09   $   7.40   $  7.53      $  7.43
    ----------   ----------   ----------   ----------   ----------   ----------   --------   -------      -------
         0.61(c)       0.74         0.73         0.69         0.69         0.61(c)     0.74     0.73         0.27
        (0.50)        (1.25)       (0.06)       (0.57)        0.23        (0.50)     (1.25)    (0.06)        0.15
         0.00(a)       0.02         0.02        (0.01)       (0.00)(b)     0.00(a)     0.02     0.02        (0.01)
    ----------   ----------   ----------   ----------   ----------   ----------   --------   -------      -------
         0.11         (0.49)        0.69         0.11         0.92         0.11      (0.49)     0.69         0.41
    ----------   ----------   ----------   ----------   ----------   ----------   --------   -------      -------
        (0.61)        (0.77)       (0.79)       (0.69)       (0.69)       (0.61)     (0.77)    (0.79)       (0.27)
           --         (0.05)       (0.03)       (0.04)       (0.34)          --      (0.05)    (0.03)       (0.04)
        (0.04)           --           --           --           --        (0.04)        --        --           --
    ----------   ----------   ----------   ----------   ----------   ----------   --------   -------      -------
        (0.65)        (0.82)       (0.82)       (0.73)       (1.03)       (0.65)     (0.82)    (0.82)       (0.31)
    ----------   ----------   ----------   ----------   ----------   ----------   --------   -------      -------
    $    5.55    $     6.09   $     7.40   $     7.53   $     8.15   $     5.55   $   6.09   $  7.40      $  7.53
    ==========   ==========   ==========   ==========   ==========   ==========   ========   =======      =======
         1.72%        (7.20%)       9.51%        1.31%       11.55%        1.72%     (7.20%)    9.51%        5.58%
        10.09%(c)      10.60%       9.61%        8.65%        8.18%       10.09%(c)    10.60%    9.61%       8.65%+
         1.79%         1.78%        1.75%        1.75%        1.62%        1.79%      1.78%     1.75%        1.75%+
         1.83%         1.82%        1.79%        1.79%        1.62%        1.83%      1.82%     1.79%        1.79%+
           51%           54%          83%         128%         128%          51%        54%       83%         128%
    $2,475,037   $2,609,320   $3,294,427   $3,309,389   $3,380,439   $  174,205   $106,709   $67,181      $10,025

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28
-

MainStay High Yield Corporate Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay High Yield Corporate Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular

                                                                              29
                                                                               -
Notes to Financial Statements

trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's Subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's Subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's Subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

30
-

MainStay High Yield Corporate Bond Fund

REPURCHASE AGREEMENTS. The Fund's custodian and other banks acting in a sub-custodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2001:

                                                               Contract        Contract        Unrealized
                                                                Amount          Amount       Appreciation/
                                                                 Sold         Purchased      (Depreciation)
                                                              -----------    ------------    --------------
Foreign Currency Sale Contracts
Euro vs. U.S. Dollar, expiring 3/21/02......................  E37,723,158    $ 34,316,757      $  840,171
Euro vs. U.S. Dollar, expiring 3/21/02......................  E   345,000    $    309,810           3,647
Pound Sterling vs. U.S. Dollar, expiring 3/14/02............  L70,617,488    $102,042,269        (249,075)

                                                               Contract        Contract
                                                                Amount          Amount
                                                               Purchased         Sold
                                                              -----------    ------------
Foreign Currency Buy Contracts
Pound Sterling vs. U.S. Dollar, expiring 3/14/02............  L44,479,890    $ 62,819,731       1,610,595
                                                                                               ----------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                                   $2,205,338
                                                                                               ==========

                                                                              31
                                                                               -

Notes to Financial Statements (continued)


SECURITIES SOLD SHORT. The Fund may engage in short sales as a method of hedging declines in the value of securities owned. When the Fund enters into a short sale, it must segregate the security sold short, or securities equivalent in kind and amount to the securities sold, as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

At December 31, 2001 there were no open short sales.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted securities held at December 31, 2001:

                                                              Principal
                                           Date(s) of          Amount/                         12/31/01     Percent of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
Ackerly Group (The)
  Bank debt, Term Loan
  6.9313%, due 9/6/06.................       9/11/01           $  8,214,413   $  7,957,756   $  8,276,021      0.3%
Carmike Cinemas, Inc.
  Bank debt, Term Loan
  4.32%, due 3/30/05 (a)..............       8/30/01              1,582,034      1,548,604      1,639,383      0.0(b)
  Bank debt, Revolver
  9.08%, due 11/10/02 (a).............       6/12/01             18,275,167     16,260,569     18,937,642      0.6
Colorado Prime Corp.
  Common Stock........................   5/6/97-11/10/99            332,373          3,324          3,324      0.0(b)
  Preferred Stock.....................   5/6/97-11/10/99              7,820     24,924,148      2,041,145      0.1
Crown Cork & Seal Company, Inc.
  Bank debt, Revolver
  4.2286%, due 1/2/03.................      12/17/01              7,387,090      5,772,304      6,205,155      0.2
  5.5522%, due 1/2/03.................      12/17/01            E   848,303        761,780        712,578      0.0(b)
  6.1903%, due 1/2/03.................      12/17/01           L  1,227,669      1,768,085      1,031,240      0.0(b)
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (c)...............   6/23/98-10/1/01       $  1,268,197        265,931        317,049      0.0(b)
  Convertible Preferred Stock
  Series A-1 (c)......................   6/23/98-10/1/01              9,204             92             92      0.0(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.................  12/14/98-2/16/01         19,620,022     17,373,136     16,708,411      0.5
  Preferred Stock.....................   12/9/98-2/6/01             435,930              0(d)        4,359     0.0(b)

32
-

MainStay High Yield Corporate Bond Fund


RESTRICTED SECURITIES (CONTINUED):

                                                              Principal
                                           Date(s) of          Amount/                         12/31/01     Percent of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
Foamex L.P.
  Bank debt, Revolver
  5.975%, due 12/30/06................   1/6/00-12/26/01       $  8,619,944   $  8,512,550   $  8,188,947      0.2%
FRI-MRD Corp.
  14.00%, due 1/24/02 (a).............       7/2/98              19,000,000     19,248,317     11,400,000      0.3
  15.00%, due 1/24/02 (a).............  8/12/97-12/22/99         55,050,000     54,929,153     35,782,500      1.1
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00% (c)...........................  11/1/99-12/31/01              6,819        642,700        719,405   0.0 (b)
Global Motorsport Group, Inc.
  Bank debt, Tranche B
  6.125%, due 10/31/05................      12/15/98              4,826,449      4,826,449      3,861,159      0.1
GT Group Telecom Services Corp.
  Term Loan B
  6.5625%, due 6/30/08................       1/30/01             12,103,256      9,249,710      8,714,345      0.3
  Term Loan A
  8.25%, due 6/30/08..................       1/30/01             16,936,744     12,849,945     12,194,455      0.4
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04............   8/20/99-6/30/00         52,015,000     23,626,461     23,146,675      0.7
  Class A, Warrants...................   8/17/99-6/27/00          1,461,802      4,409,277      1,461,802      0.0(b)
ICO Global Communications
  Holding Ltd.
  Common Stock
  Class A.............................       5/10/00              1,578,948     16,500,007      3,157,896      0.1
Intertek Testing Services Ltd.
  12.00%, due 11/1/07 (c).............   11/8/96-11/1/01          7,268,971      7,113,450      5,815,177      0.2
  Warrants............................       11/8/96                    691        223,440        138,200      0.0(b)
Maxwell Communications Corp., PLC
  Facility A (a)......................  4/29/94-11/22/94          9,973,584              0(d)      304,194     0.0(b)
  Facility B (a)......................  4/29/94-11/22/94          1,131,066              0(d)       49,878     0.0(b)
Morris Material Handling, Inc.
  Series A, Warrants..................  3/11/99-10/30/01             40,801              0(d)          408     0.0(b)
  Series B, Warrants..................  3/11/99-10/30/01             40,801              0(d)          408     0.0(b)
  Series C, Warrants..................  3/11/99-10/30/01             61,202              0(d)          612     0.0(b)
  Common Stock........................  3/11/99-10/30/01             65,282         36,341        345,995      0.0(b)
Owens Corning, Inc.
  Bank debt, Revolver
  3.62%, due 6/26/02 (a)..............  9/26/01-11/29/01         19,200,567     12,734,213     12,936,382      0.4
Owens-Illinois, Inc.
  Bank debt, Revolver
  4.1362%, due 3/31/04................  8/24/01-11/26/01         13,006,778     11,617,105     12,063,786      0.4
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (c)..................  5/21/98-12/29/00          1,240,159     10,726,131      6,200,795      0.2
Paperboard Industries
  International, Inc.
  Convertible Preferred Stock
  5.00%, Class A......................       5/5/98                 194,930      3,238,099      2,900,199      0.1
President Casinos, Inc.
  12.00%, due 9/15/02 (a).............       12/3/98              7,567,000      7,567,000      5,221,230      0.1

                                                                              33
                                                                               -

Notes to Financial Statements (continued)

RESTRICTED SECURITIES (CONTINUED):

                                                              Principal
                                           Date(s) of          Amount/                         12/31/01     Percent of
Security                                   Acquisition          Shares            Cost          Value       Net Assets
--------------------------------------  -----------------  ----------------   ------------   ------------   ----------
Stone Container Corp.
  Bank debt, Term Loan
  5.69%, due 10/1/03..................       7/16/97           $  3,277,250   $  3,262,510   $  3,264,961      0.1%
Supercanal Holdings, S.A.
  Bank debt
  6.50%, due 11/12/02 (a).............       5/26/00              1,433,218      1,139,864        716,609   0.0 (b)
Thermadyne Holdings Corp.
  Bank debt, Revolver
  4.68%, due 5/22/04..................  10/16/01-11/9/01          8,380,108      6,881,030      6,410,783      0.1
  Bank debt, Term Loan A
  4.68%, due 5/22/04..................      10/16/01              3,950,666      3,560,834      3,022,259      0.1
  Bank debt, Term Loan B
  4.93%, due 5/22/05..................   10/5/01-12/7/01          2,842,351      2,406,128      2,205,664      0.1
  Bank debt, Term Loan C
  5.18%, due 5/22/06..................   10/5/01-12/7/01          2,842,351      2,399,666      2,217,034      0.1
Treasure Bay Gaming & Resorts
  10.00%, due 11/1/03 (a).............       5/1/96               1,565,195      1,565,195        375,647      0.0(b)
United Artists Theatre Circuit, Inc.
  Bank debt, Term Loan
  5.93%, due 2/2/05...................       5/9/01              11,162,566     11,136,077     10,771,876      0.3
  Common Stock........................       2/1/01                 371,083        339,579      1,298,791      0.0(b)
United Industries Corp.
  Bank debt, Revolver
  5.4071%, due 1/20/05................  3/26/01-12/14/01            481,081        481,081        454,622      0.0(b)
  Bank debt, Term Loan
  5.43%, due 1/20/05..................       3/26/01              1,347,201      1,232,773      1,273,105      0.1
Wyndham International, Inc.
  Bank debt, Term Loan
  6.3125%, due 6/30/06................   9/19/01-10/5/01          9,878,072      9,669,700      8,459,867      0.3
XO Communications, Inc.
  Bank debt, Term Loan A2
  5.00%, due 12/31/06.................       9/27/01              2,451,613      1,869,062      1,658,926      0.0(b)
  Bank debt, Term Loan A1
  5.13%, due 12/31/06.................       9/27/01              1,548,387      1,123,265      1,047,742      0.0(b)
  Bank debt, Revolver
  5.13%, due 12/31/06.................       8/1/01              13,105,000      9,782,403      9,042,450      0.3
  Bank debt, Term Loan B
  5.63%, due 6/30/07..................       9/27/01              1,000,000        747,460        684,286      0.0(b)
Ziff Davis Media, Inc.
  Bank debt, Term Loan B2
  8.52%, due 3/31/07..................   6/5/01-12/17/01          9,090,990      6,822,982      6,757,633      0.2
  Bank debt, Term Loan B1
  9.75%, due 3/31/07..................   6/5/01-12/17/01             45,913         33,914         34,129      0.0(b)
                                                                              ------------   ------------      ---
                                                                              $349,139,600   $270,177,231      8.0%
                                                                              ============   ============      ===

---------------
(a) Issue in default.
(b) Less than one tenth of a percent.
(c) PIK ("Payment In Kind")--Interest payment is made with additional shares.
(d) Less than one dollar.

34
-

MainStay High Yield Corporate Bond Fund


COMMITMENTS AND CONTINGENCIES. As of December 31, 2001, the Fund had unfunded loan commitments pursuant to the following loan agreements:

                                                               Unfunded
Borrower                                                      Commitment
------------------------------------------------------------  -----------
Crown Cork & Seal Company, Inc. ............................  $ 1,996,938
Foamex L.P. ................................................    2,930,781
Lucent Technologies, Inc. ..................................   12,285,000
Owens Corning, Inc. ........................................    1,260,853
Owens-Illinois, Inc. .......................................    3,326,556
Thermadyne Holdings Corp. ..................................    1,882,909
United Industries Corp. ....................................    2,267,955
                                                              -----------
                                                              $25,950,992
                                                              ===========

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

A permanent book/tax difference of $9,672,336 is a decrease to accumulated net realized loss on foreign currency transactions. In addition, increases of $6,010,030 and $3,662,306 have been made to accumulated net realized loss on investments and accumulated net investment loss, respectively. These

                                                                              35
                                                                               -

Notes to Financial Statements (continued)


book/tax differences are primarily due to premium amortization adjustments, interest write-offs and the tax treatment of real estate investment trusts and foreign currency losses.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (t) of the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and accumulated undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not the market value) and increased the net unrealized gain (loss) by $4,318,516. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $1,181,822.

36
-

MainStay High Yield Corporate Bond Fund


EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred. Dividends on short positions are recorded as an expense of the Fund on ex-dividend date.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

      (i) market value of investment securities, other assets and liabilities--at the valuation date,

     (ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2001:

                         CURRENCY                            COST      VALUE
----------------------------------------------------------  -------   -------
Pound Sterling                                    L 60,191  $87,283   $87,602
                                                            =======   =======

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and

                                                                              37
                                                                               -

Notes to Financial Statements (continued)


assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.55% on assets in excess of $500 million. For the year ended December 31, 2001 the Manager earned $20,193,491 and waived $1,432,791 of its fees.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund

38
-

MainStay High Yield Corporate Bond Fund


pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $209,484 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges for redemption of Class A, Class B and Class C shares of $47,429, $3,167,673 and $101,926, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $5,479,358.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $77,015 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $363,226 for the year ended December 31, 2001.

                                                                              39
                                                                               -

Notes to Financial Statements (continued)


NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $306,021,035 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2008...................................................  $ 21,946
     2009...................................................   284,075
                                                              --------
                                                              $306,021
                                                              ========

In addition, the Fund intends to elect to treat for federal income tax purposes $1,683,150 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of U.S. Government securities were $33,903 and $34,424, respectively. Purchases and sales of securities other than U.S. Government and short-term securities, were $1,834,448 and $1,515,623, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

40
-

MainStay High Yield Corporate Bond Fund


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                 YEAR ENDED                     YEAR ENDED
                                              DECEMBER 31, 2001              DECEMBER 31, 2000
                                         ---------------------------   -----------------------------
                                         CLASS A   CLASS B   CLASS C   CLASS A   CLASS B    CLASS C
                                         -------   -------   -------   -------   --------   --------
Shares sold............................  124,738    77,264    24,445    67,130     59,778    12,639
Shares issued in reinvestment of
  dividends and distributions..........    6,600    30,203     1,339     5,161     33,184       897
                                         -------   -------   -------   -------   --------    ------
                                         131,338   107,467    25,784    72,291     92,962    13,536
Shares redeemed........................  (78,508)  (90,191)  (11,935)  (47,196)  (109,391)   (5,076)
                                         -------   -------   -------   -------   --------    ------
Net increase (decrease)................   52,830    17,276    13,849    25,095    (16,429)    8,460
                                         =======   =======   =======   =======   ========    ======

                                                                              41
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay High Yield Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay High Yield Corporate Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

42
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              43
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

44
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              45
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

46
-

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSHY11- 02/02
                                                    08

[RECYCLE LOGO]

                                                        [MAINSTAY(R) FUNDS LOGO]

    MainStay(R) High Yield
    Corporate Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay International
                                                              Bond Fund versus Salomon Smith Barney
                                                              Non-U.S. Dollar World Government Bond
                                                              Index--Class A, Class B, and Class C Shares      4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               28
                                                              Trustees and Officers                           29
                                                              The MainStay(R) Funds                           32

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002



                                                                               3
                                                                               -

$10,000 Invested in MainStay International
Bond Fund versus Salomon Smith Barney
Non-U.S. Dollar World Government Bond Index

CLASS A SHARES Total Returns: 1 Year -3.40%, 5 Years -0.98%, Since Inception
3.54%
[Class A Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                             INDEX(1)
                                                                ---------------------------       -----------------------------
9/13/94                                                                     9550                              10000
12/94                                                                       9569                              10256
12/95                                                                      11356                              12261
12/96                                                                      12934                              12761
12/97                                                                      13171                              12218
12/98                                                                      14700                              14391
12/99                                                                      13491                              13662
12/00                                                                      12749                              13302
12/01                                                                      12896                              12831

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -4.25%, 5 Years -1.07%, Since Inception 3.50% Class C Total Returns: 1 Year -0.47%, 5 Years -0.78%, Since Inception 3.50% [Class B and C Shares Bar Graph]

                                                                                                  SALOMON SMITH BARNEY NON-U.S.
                                                                MAINSTAY INTERNATIONAL BOND        DOLLAR WORLD GOVERNMENT BOND
                                                                            FUND                             INDEX(1)
                                                                ---------------------------       -----------------------------
9/13/94                                                                    10000                              10000
12/94                                                                      10020                              10256
12/95                                                                      11820                              12261
12/96                                                                      13372                              12761
12/97                                                                      13526                              12218
12/98                                                                      14985                              14391
12/99                                                                      13646                              13662
12/00                                                                      12797                              13302
12/01                                                                      12858                              12831

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98, Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Salomon Smith Barney Non-U.S. Dollar World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market. Total returns reflect reinvestment of all income and capital gains. An investment cannot be made directly into an index.

Portfolio Management Discussion and Analysis

International bond markets started 2001 on a positive note. As it became clear that the global economy was rapidly slowing, central banks followed the lead of the U.S. Federal Reserve and began to ease interest rates. In the United States, the technology bubble had clearly burst, and many companies were shedding employees at an unprecedented pace. In Japan, a fiscal stimulus package failed to jump-start the economy and once again, the nation faced a recession.

As the year progressed, economists declared that the United States had been in recession since March 2001. Available evidence suggested that the global economy was not far behind. Following the September terrorist attacks, many central banks responded with an unprecedented injection of liquidity to help calm investor fears and stabilize world markets. Investor attention suddenly shifted from rate cuts and yield-curve plays to liquidity, defensive positioning, and coping with volatility and uncertainty.

Central bank easing helped restore investor confidence and money began to flow back into bond markets. Emerging-market debt was one of the best-performing asset classes in 2001, and in the fourth quarter, high-yield bonds were generally strong. On the currency front, the U.S. dollar regained some of the strength it had lost in 2000. Both the euro and the yen reached their high points for the year in January 2001.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay International Bond Fund returned 1.15% for Class A shares and 0.48% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 0.66% return of the average Lipper(1) international income fund for the same period. All share classes outperformed the -3.54% return of the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index(2) for 2001.

Prudent currency management and overweighted positions in nongovernment bonds and emerging-market debt helped the Fund outperform its benchmark index.

STRATEGIC POSITIONING

During the year, the Fund maintained a duration that was slightly longer than the market. Initially, the Fund used securities from dollar-bloc nations and the United Kingdom to lengthen duration. In the third quarter, we managed dur-ation with increased exposure to euro-based securities, while we added


-------


(1) See footnote and table on page 10 for more information about Lipper Inc.

(2) See footnote on page 4 for more information about the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index.



                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A BAR GRAPH]

-----
12/94                                                                             0.2
12/95                                                                            18.68
12/96                                                                            13.90
12/97                                                                             1.83
12/98                                                                            11.61
12/99                                                                            -8.22
12/00                                                                            -5.50
12/01                                                                             1.15

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C SHARES BAR GRAPH]

-----
12/94                                                                       0.2
12/95                                                                      17.96
12/96                                                                      13.13
12/97                                                                       1.15
12/98                                                                      10.79
12/99                                                                      -8.94
12/00                                                                      -6.22
12/01                                                                       0.48

intermediate-term government debt in the U.K. The Fund's duration strategy had a modest but positive impact on performance.

The two major performance concerns for international bond investors in 2001 were asset allocation and currency management. In recent years, the dollar had continued to show strength beyond our expectations. At the end of 2000, it looked as if the dollar's glory days might be ending. But when the Federal Reserve lowered the targeted federal funds rate in a surprise move in early January 2001, the dollar regained its momentum and rose against the euro and the yen throughout the rest of the year.

At the end of 2000, we decided that under normal circumstances we would keep the Fund's currency exposure to no more than 40% of net assets. Sticking to this decision strengthened the Fund's performance in 2001. Specifically, the Fund had a 10% exposure to the Japanese yen, which we reduced to 2% by year-end. In Europe, the Fund carried exposure to the euro, pound sterling, Danish krone, and Swedish krona. In the fourth quarter, we added exposure to the New Zealand dollar by purchasing New Zealand government bonds.

Bond markets in most developed economies had similar performance. The United Kingdom and Japan were the worst-performing markets, up just 3% in local currency terms for the year. Our decision to underweight Japanese bonds was partially offset by the Fund's overweighted position in U.K. bonds.

Clearly our best decision for the Fund in 2001 was to remain invested in emerging-market dollar debt throughout the year. Although the Fund did have some exposure to Argentine sovereign debt in 2001, we sold all of those bonds before the government of Argentina suspended payments in the largest sovereign default in the history of the bond markets.

Early in the third quarter, we started to position the Fund more defensively. We reduced emerging-market debt exposure from 17% to 14%, while increasing credit quality by selling Argentine sovereign debt and buying bonds of Cellulosa Arauco, a Chilean paper and pulp manufacturer, whose bonds are rated BBB.(3) In developed markets, the Fund decreased its weighting in Australian government debt to zero and added Swedish mortgage paper.

LOOKING AHEAD

In 2002, we believe the key to performance will be selecting markets and secu-rities that can weather a change in the interest-rate cycle. Although central banks are unlikely to raise interest rates aggressively, some may change course sooner than others.

We believe the best values can be found in noncore markets, such as Sweden and New Zealand. European economies are lagging the United States. Since they have not been as aggressive in reducing interest rates, they may also be slower to raise rates when a global economic upturn is clearly evident. We anticipate that bonds offering spreads over comparable government issues will outperform in the United States and Europe. As of year-end, we still found emerging-market debt and corporate bonds appealing.

At the end of 2001, currency valuations continued to point to an overvalued dollar. At that time, the Fund had a 19% exposure to the euro, and about a 17% exposure to non-euro bonds, including Denmark, Sweden, and the U.K. When currencies adjust, they may tend to overcompensate, but we believe it is prudent to have some currency exposure in an international portfolio.

-------


(3) According to Standard & Poor's, debt rated BBB exhibits adequate protection parameters. In Standard & Poor's opinion, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation than bonds in higher rating categories. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.




                                                                               7
                                                                               -

Whatever the global economy or individual markets may bring, the Fund will continue to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   NONTAXABLE DISTRIBUTION

   As far as possible, MainStay International Bond Fund seeks to protect its investments from adverse changes in foreign currencies by entering into foreign-currency forward transactions, which may produce gains or losses for the Fund. During the year ended December 31, 2001, a net loss on these transactions caused all of the dividends paid throughout 2001 to be reclassified as a return of capital. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

   Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2001 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.




                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                 SINCE INCEPTION
                    1 YEAR        5 YEARS        THROUGH 12/31/01
    Class A         1.15%          -0.06%             4.20%
    Class B         0.48%          -0.78%             3.50%
    Class C         0.48%          -0.78%             3.50%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                 SINCE INCEPTION
                    1 YEAR        5 YEARS        THROUGH 12/31/01
    Class A         -3.40%         -0.98%             3.54%
    Class B         -4.25%         -1.07%             3.50%
    Class C         -0.47%         -0.78%             3.50%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                    SINCE INCEPTION
                     1 YEAR          5 YEARS        THROUGH 12/31/01
    Class A         17 out of     19 out of           9 out of
                    47 funds      31 funds            21 funds
    Class B         22 out of     26 out of          10 out of
                    47 funds      31 funds            18 funds
    Class C         22 out of        n/a             39 out of
                    47 funds                          43 funds
    Average Lipper
    international
    income fund       0.66%         2.00%              4.46%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   RETURN OF CAPITAL   CAPITAL GAINS
    Class A     $7.61            $0.4983           $0.0000
    Class B     $7.58            $0.4667           $0.0000
    Class C     $7.58            $0.4667           $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/01.

Information on this page and the preceding pages has not been audited.

10
-

Portfolio of Investments December 31, 2001

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (97.6%)+
CORPORATE BONDS (29.8%)

BRAZIL (2.7%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (a).....  $     300,000      $   295,500
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07.........        250,000          175,181
                                                   -----------
                                                       470,681
                                                   -----------
CHILE (1.4%)
HQI Transelec de Chile S.A.
 7.875%, due 4/15/11..........  $     250,000          252,983
                                                   -----------

DENMARK (3.1%)
Realkredit Danmark A/S
 6.00%, due 10/1/29...........   DK 4,700,000          545,962
                                                   -----------

GERMANY (7.0%)
DePfa Deutsche Pfandbriefbank
 AG
 Series G3
 5.00%, due 2/3/05............   E    490,000          445,773
Kredit Fuer Wiederaufbauf
 Series INTL
 4.75%, due 8/18/06...........        875,000          787,848
                                                   -----------
                                                     1,233,621
                                                   -----------
MEXICO (2.6%)
Petroleos Mexicanos
 Series EMTN
 8.00%, due 10/7/03...........   E    500,000          461,875
                                                   -----------

SWEDEN (3.3%)
Stadshypotek AB
 Series 1564
 6.00%, due 3/15/06...........  SK  6,000,000          585,709
                                                   -----------

UNITED STATES (9.7%)
Bayerische VBK New York
 4.50%, due 6/24/02...........   E    267,000          239,111
Ford Motor Credit Co.
 Series INTL
 1.20%, due 2/7/05............  Y  35,000,000          258,136
Pfizer, Inc.
 Series INTL
 0.80%, due 3/18/08...........    160,000,000        1,219,505
                                                   -----------
                                                     1,716,752
                                                   -----------
Total Corporate Bonds
 (Cost $5,451,932)............                       5,267,583
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
GOVERNMENTS & FEDERAL AGENCIES (65.7%)
AUSTRIA (4.0%)
Republic of Austria
 Series 98 2
 4.30%, due 7/15/03...........   E    778,000      $   699,895
                                                   -----------

COLOMBIA (3.0%)
Republic of Colombia
 11.75%, due 2/25/20..........  $     525,000          522,375
                                                   -----------

DENMARK (5.2%)
Kingdom of Denmark
 5.00%, due 11/15/03..........   DK 2,450,000          297,546
 5.00%, due 8/15/05...........      5,200,000          629,067
                                                   -----------
                                                       926,613
                                                   -----------
DOMINICAN REPUBLIC (0.5%)
Dominican Republic
 9.50%, due 9/27/06 (a).......  $      80,000           81,600
                                                   -----------

FINLAND (3.1%)
Finnish Government
 5.75%, due 2/23/11...........   E    586,000          544,825
                                                   -----------

GERMANY (9.5%)
Bundesobligation
 Series 125
 5.00%, due 11/12/02..........   E    400,000          361,289
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08............        460,000          423,673
 Series 00
 6.25%, due 1/4/30............        900,000          893,825
                                                   -----------
                                                     1,678,787
                                                   -----------
ITALY (9.1%)
Buoni Poliennali del Tesoro
 5.50%, due 11/1/10...........   E  1,755,000        1,603,297
                                                   -----------

NEW ZEALAND (2.3%)
New Zealand Government
 6.50%, due 2/15/05...........   NZ$  972,000          409,347
                                                   -----------

RUSSIA (3.5%)
Russian Federation
 Series REGS
 10.00%, due 6/26/07..........  $     289,000          285,026
 12.75%, due 6/24/28..........        300,000          326,250
                                                   -----------
                                                       611,276
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

MainStay International Bond Fund

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
SPAIN (7.4%)
Bonos Y Obligacion del Estado
 4.50%, due 7/30/04...........   E    555,000      $   500,946
 4.75%, due 7/30/14...........        300,000          251,411
 5.15%, due 7/30/09...........        612,000          549,998
                                                   -----------
                                                     1,302,355
                                                   -----------
TURKEY (1.4%)
Republic of Turkey
 11.375%, due 11/27/06........  $     250,000          252,500
                                                   -----------

UNITED KINGDOM (15.8%)
United Kingdom Treasury Bonds
 5.75%, due 12/7/09...........   L    460,000          695,594
 6.00%, due 12/7/28...........        428,000          732,061
 7.50%, due 12/7/06...........        528,000          846,679
 8.50%, due 12/7/05...........        320,000          521,722
                                                   -----------
                                                     2,796,056
                                                   -----------
VENEZUELA (0.9%)
Republic of Venezuela
 13.625%, due 8/15/18.........  $     200,000          169,000
                                                   -----------
Total Governments & Federal
 Agencies
 (Cost $12,046,872)...........                      11,597,926
                                                   -----------
LOAN PARTICIPATION (1.1%)

ALGERIA (1.1%)
Republic of Algeria
 Term Loan, Tranche 3
 Series YEN
 0.9375%, due 3/4/10
 (b)(c)(d)....................  Y  31,315,790          191,751
                                                   -----------
Total Loan Participation
 (Cost $194,463)..............                         191,751
                                                   -----------
YANKEE BOND (1.0%)

CHILE (1.0%)
Celulosa Arauco
 7.75%, due 9/13/11...........  $     170,000          170,314
                                                   -----------
Total Yankee Bond
 (Cost $169,842)..............                         170,314
                                                   -----------
Total Long-Term Bonds
 (Cost $17,863,109)...........                      17,227,574
                                                   -----------
Total Investments
 (Cost $17,863,109) (e).......           97.6%      17,227,574(f)
Cash and Other Assets,
 Less Liabilities.............            2.4          415,179
                                -------------      -----------
Net Assets....................          100.0%     $17,642,753
                                =============      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     December 31, 2001.
(c)  Restricted security.
(d)  Illiquid security.
(e)  The cost for federal income tax purposes is $17,892,693.
(f)  At December 31, 2001 net unrealized depreciation for
     securities was $665,119, based on cost for federal income
     tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $145,428, and aggregate gross unrealized depreciation for
     all investments on which there was an excess of cost over
     market value of $810,547.
(g)  The following abbreviations are used in the above
     portfolio:
     DK--Danish Krone
     E--Euro
     Y--Japanese Yen
     NZ$--New Zealand Dollar
     L--Pound Sterling
     SK--Swedish Krona
     $--U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $17,863,109)..............................................       $17,227,574
Cash denominated in foreign currencies (identified cost
  $27,014)..................................................            27,232
Cash........................................................             2,841
Receivables:
  Interest..................................................           349,007
  Fund shares sold..........................................             9,851
Unrealized appreciation on foreign currency forward
  contracts.................................................           189,486
                                                                   -----------
        Total assets........................................        17,805,991
                                                                   -----------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            53,507
  Transfer agent............................................            21,196
  NYLIFE Distributors.......................................             9,405
  Manager...................................................             7,102
  Custodian.................................................             2,393
  Trustees..................................................               176
Accrued expenses............................................            51,254
Unrealized depreciation on foreign currency forward
  contracts.................................................            18,205
                                                                   -----------
        Total liabilities...................................           163,238
                                                                   -----------
Net assets..................................................       $17,642,753
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    11,827
  Class B...................................................            11,066
  Class C...................................................               328
Additional paid-in capital..................................        19,926,600
Accumulated net investment loss.............................          (172,207)
Accumulated net realized loss on investments................        (1,669,685)
Net unrealized depreciation on investments..................          (635,535)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           170,359
                                                                   -----------
Net assets..................................................       $17,642,753
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 9,005,990
                                                                   ===========
Shares of beneficial interest outstanding...................         1,182,740
                                                                   ===========
Net asset value per share outstanding.......................       $      7.61
Maximum sales charge (4.50% of offering price)..............              0.36
                                                                   -----------
Maximum offering price per share outstanding................       $      7.97
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 8,388,159
                                                                   ===========
Shares of beneficial interest outstanding...................         1,106,566
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.58
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   248,604
                                                                   ===========
Shares of beneficial interest outstanding...................            32,796
                                                                   ===========
Net asset value and offering price per share outstanding....       $      7.58
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest (a)..............................................  $ 1,185,187
                                                              -----------
Expenses:
  Manager...................................................      153,694
  Transfer agent............................................      132,261
  Distribution--Class B.....................................       66,746
  Distribution--Class C.....................................        2,142
  Professional..............................................       40,068
  Service--Class A..........................................       31,928
  Service--Class B..........................................       22,249
  Service--Class C..........................................          714
  Registration..............................................       30,629
  Shareholder communication.................................       17,097
  Custodian.................................................       15,751
  Recordkeeping.............................................       12,189
  Trustees..................................................          726
  Miscellaneous.............................................       22,024
                                                              -----------
    Total expenses before waiver............................      548,218
Fees waived by Manager and Subadvisor.......................      (65,869)
                                                              -----------
    Net expenses............................................      482,349
                                                              -----------
Net investment income.......................................      702,838
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................     (196,332)
  Option transactions.......................................       (9,370)
  Foreign currency transactions.............................   (1,048,553)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,254,255)
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................      359,472
  Written call option transactions..........................       (1,976)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      151,819
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      509,315
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................     (744,940)
                                                              -----------
Net decrease in net assets resulting from operations........  $   (42,102)
                                                              ===========

-------

(a)  Interest recorded net of foreign withholding taxes of $829.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Statement of Changes in Net Assets

                                                                 Year ended        Year ended
                                                                December 31,      December 31,
                                                                    2001              2000
                                                              -----------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................    $    702,838      $   694,668
  Net realized loss on investments and foreign currency
    transactions............................................      (1,254,255)      (2,836,738)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........         509,315          645,808
                                                                ------------      -----------
  Net decrease in net assets resulting from operations......         (42,102)      (1,496,262)
                                                                ------------      -----------
Dividends and distributions to shareholders:
  Return of capital
    Class A.................................................        (816,346)        (899,903)
    Class B.................................................        (529,563)        (647,462)
    Class C.................................................         (16,977)          (8,416)
                                                                ------------      -----------
      Total dividends and distributions to shareholders.....      (1,362,886)      (1,555,781)
                                                                ------------      -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................       7,189,881        6,999,476
    Class B.................................................         752,645        1,183,793
    Class C.................................................         229,666          186,196
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................         393,622          429,612
    Class B.................................................         471,558          565,507
    Class C.................................................          14,768            7,363
                                                                ------------      -----------
                                                                   9,052,140        9,371,947
  Cost of shares redeemed:
    Class A.................................................     (13,591,627)      (2,301,270)
    Class B.................................................      (1,883,453)      (4,662,105)
    Class C.................................................        (212,895)          (1,809)
                                                                ------------      -----------
      Net increase (decrease) in net assets derived from
        capital share transactions..........................      (6,635,835)       2,406,763
                                                                ------------      -----------
      Net decrease in net assets............................      (8,040,823)        (645,280)
NET ASSETS:
Beginning of year...........................................      25,683,576       26,328,856
                                                                ------------      -----------
End of year.................................................    $ 17,642,753      $25,683,576
                                                                ============      ===========
Accumulated net investment loss at end of year..............    $   (172,207)     $  (173,104)
                                                                ============      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                               ------------------------------------------------------------
                                                                                 Year ended December 31,
                                                               ------------------------------------------------------------
                                                                2001          2000         1999         1998         1997
                                                               -------       -------      -------      -------      -------
Net asset value at beginning of period...................      $  8.02       $  9.07      $ 10.57      $ 10.10      $ 10.95
                                                               -------       -------      -------      -------      -------
Net investment income....................................         0.28(a)(d)    0.25(a)      0.36         0.54         0.80
Net realized and unrealized gain (loss) on investments...         0.04         (0.05)       (0.89)        0.58        (0.94)
Net realized and unrealized gain (loss) on foreign
  currency transactions..................................        (0.23)        (0.71)       (0.33)        0.02         0.33
                                                               -------       -------      -------      -------      -------
Total from investment operations.........................         0.09         (0.51)       (0.86)        1.14         0.19
                                                               -------       -------      -------      -------      -------
Less dividends and distributions:
  From net investment income and net realized gain on
    foreign currency transactions........................           --            --        (0.04)       (0.58)       (0.76)
  From net realized gain on investments..................           --            --        (0.09)       (0.09)       (0.28)
  Return of capital......................................        (0.50)        (0.54)       (0.51)          --           --
                                                               -------       -------      -------      -------      -------
Total dividends and distributions........................        (0.50)        (0.54)       (0.64)       (0.67)       (1.04)
                                                               -------       -------      -------      -------      -------
Net asset value at end of period.........................      $  7.61       $  8.02      $  9.07      $ 10.57      $ 10.10
                                                               =======       =======      =======      =======      =======
Total investment return (b)..............................         1.15%        (5.50%)      (8.22%)      11.61%        1.83%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income................................         3.51%(d)      3.17%        3.80%        5.17%        5.35%
    Net expenses.........................................         1.88%         1.86%        1.61%        1.59%        1.56%
    Expenses (before waiver).............................         2.18%         2.16%        1.91%        1.89%        1.86%
Portfolio turnover rate..................................          179%          197%         281%         287%         179%
Net assets at end of period (in 000's)...................      $ 9,006       $15,907      $12,326      $15,542      $12,263

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one thousand.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.03)   ($0.03)   ($0.03)
Increase net realized and unrealized gains and losses.......    0.03      0.03      0.03
Decrease ratio of net investment income.....................   (0.35%)   (0.35%)   (0.35%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                        Class B                                        Class C
    -----------------------------------------------   ------------------------------------------
                                                              Year ended            September 1*
                Year ended December 31,                      December 31,             through
    -----------------------------------------------   ---------------------------   December 31,
     2001      2000      1999      1998      1997      2001      2000      1999         1998
    -------   -------   -------   -------   -------   -------   -------   -------   ------------
    $  8.01   $  9.08   $ 10.59   $ 10.12   $ 10.98   $  8.01   $  9.08   $ 10.59     $ 10.13
    -------   -------   -------   -------   -------   -------   -------   -------     -------
       0.22(a)(d)    0.21(a)    0.29    0.46    0.74     0.22(a)(d)    0.21(a)    0.29      0.16
       0.04     (0.05)    (0.90)     0.58     (0.96)     0.04     (0.05)    (0.90)       0.53
      (0.22)    (0.73)    (0.33)     0.02      0.34     (0.22)    (0.73)    (0.33)       0.02
    -------   -------   -------   -------   -------   -------   -------   -------     -------
       0.04     (0.57)    (0.94)     1.06      0.12      0.04     (0.57)    (0.94)       0.71
    -------   -------   -------   -------   -------   -------   -------   -------     -------
         --        --     (0.03)    (0.50)    (0.70)       --        --     (0.03)      (0.16)
         --        --     (0.09)    (0.09)    (0.28)       --        --     (0.09)      (0.09)
      (0.47)    (0.50)    (0.45)       --        --     (0.47)    (0.50)    (0.45)         --
    -------   -------   -------   -------   -------   -------   -------   -------     -------
      (0.47)    (0.50)    (0.57)    (0.59)    (0.98)    (0.47)    (0.50)    (0.57)      (0.25)
    -------   -------   -------   -------   -------   -------   -------   -------     -------
    $  7.58   $  8.01   $  9.08   $ 10.59   $ 10.12   $  7.58   $  8.01   $  9.08     $ 10.59
    =======   =======   =======   =======   =======   =======   =======   =======     =======
       0.48%    (6.22%)   (8.94%)   10.79%     1.15%     0.48%    (6.22%)   (8.94%)      7.05%
       2.76%(d)    2.42%    3.05%    4.42%     4.69%     2.76%(d)    2.42%    3.05%      4.42%+
       2.63%     2.61%     2.36%     2.34%     2.22%     2.63%     2.61%     2.36%       2.34%+
       2.93%     2.91%     2.66%     2.64%     2.52%     2.93%     2.91%     2.66%       2.64%+
        179%      197%      281%      287%      179%      179%      197%      281%        287%
    $ 8,388   $ 9,546   $13,955   $18,797   $20,870   $   249   $   231   $    48     $    --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

MainStay International Bond Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide a competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economical instability, less publicly available information, and changes in tax or currency laws or monetary policy.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.



18
-

Notes to Financial Statements

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to


                                                                              19
                                                                               -

MainStay International Bond Fund

hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at year end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2001:

                                                       CONTRACT         CONTRACT        UNREALIZED
                                                        AMOUNT           AMOUNT       APPRECIATION/
                                                         SOLD           PURCHASED     (DEPRECIATION)
                                                    ---------------   -------------   --------------
Foreign Currency Sale Contracts
Canadian Dollar vs. U.S. Dollar, expiring
  2/12/02.........................................  C$    1,650,000   $   1,032,024      $ (1,725)
Euro vs. U.S. Dollar, expiring 1/30/02............  E     2,515,320   $   2,284,096        47,802
Euro vs. U.S. Dollar, expiring 1/30/02............  E     3,265,139   $   2,956,908        53,971
Japanese Yen vs. U.S. Dollar, expiring 1/7/02.....  Y   152,783,655   $   1,227,489        59,718
Pound Sterling vs. U.S. Dollar, expiring 1/7/02...  L     1,556,000   $   2,288,565        26,043
                                                       CONTRACT         CONTRACT
                                                        AMOUNT           AMOUNT
                                                       PURCHASED          SOLD
                                                    ---------------   -------------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring
  2/12/02.........................................  C$      537,127   $     334,971         1,546
Canadian Dollar vs. U.S. Dollar, expiring
  2/12/02.........................................  C$    1,112,873   $     704,232        (7,001)
Euro vs. U.S. Dollar, expiring 1/18/02............  E       663,864   $     600,000        (9,479)
Pound Sterling vs. U.S. Dollar, expiring 1/7/02...  L       100,000   $     145,000           406
                                                                                         --------
Net unrealized appreciation on foreign currency
  forward contracts...............................                                       $171,281
                                                                                         ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the


20
-
risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2001 was as follows:

                                                               NOTIONAL
                                                                AMOUNT       PREMIUM
                                                              -----------   ---------
Options outstanding at December 31, 2000....................   (2,435,000)  $ (15,584)
Options--written............................................  (18,345,000)   (159,778)
Options--buybacks...........................................   11,345,000     108,578
Options--expired............................................    9,435,000      66,784
                                                              -----------   ---------
Options outstanding at December 31, 2001....................           --   $      --
                                                              ===========   =========

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Restricted security held at December 31, 2001:

                                                                                             PERCENT
                                            DATE OF      PRINCIPAL               12/31/01       OF
                SECURITY                  ACQUISITION     AMOUNT        COST      VALUE     NET ASSETS
                --------                  -----------   -----------   --------   --------   ----------
Republic of Algeria
  Term Loan, Tranche 3
  Series YEN
  0.9375%, due 3/4/10...................    2/9/01      Y31,315,790   $188,969   $191,751      1.1%
                                                                      ========   ========      ===

Y--Japanese Yen

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the


                                                                              21
                                                                               -

MainStay International Bond Fund

shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Permanent book tax differences of $153,706 and $537,939 are increases to accumulated net realized loss on investments and accumulated net investment loss, respectively. In addition, decreases of $1,048,553 and $356,908 have been made to accumulated net realized loss on foreign currency transactions and additional paid-in capital, respectively. These book/tax differences are due to premium amortization adjustments and the tax treatment of option losses, foreign currency losses and net operating loss.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (f) of the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization


22
-
that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $164,002. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $75,478.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year-end exchange rates are reflected in unrealized foreign exchange gains or losses.


                                                                              23
                                                                               -

MainStay International Bond Fund

Foreign currency held at December 31, 2001:

             CURRENCY                                   COST                    VALUE
----------------------------------                     -------                 -------
Danish Krone         DK       130                      $    16                 $    16
New Zealand Dollar   NZ$    2,671                        1,106                   1,112
Pound Sterling       L     17,922                       25,872                  26,084
Swedish Krona        SK       215                           20                      20
                                                       -------                 -------
                                                       $27,014                 $27,232
                                                       =======                 =======

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has agreed to waive a portion of its fee, 0.30% of the Fund's average daily net assets, until such time as the Fund reaches $50 million in net assets. For the year ended December 31, 2001, the Manager earned $153,694 and waived $65,869 of its fee.



24
-

Pursuant to the terms of a Sub-Advisory Agreement between MainStay Management and MacKay-Shields, the Manager paid the Subadvisor a monthly fee of 0.45% of the average daily net assets of the Fund. To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans ("the Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $362 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class B shares of $155 and $9,484, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2001 amounted to $132,261.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2001, New York Life held shares of Class A with net asset value of $5,976,547 which represents 66.4% of the Class A net assets at year end.


                                                                              25
                                                                               -

MainStay International Bond Fund

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $491 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,189 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $1,589,631 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2009. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                           AMOUNT
                     AVAILABLE THROUGH                        (000'S)
------------------------------------------------------------  --------
     2007...................................................   $  403
     2008...................................................      849
     2009...................................................      338
                                                               ------
                                                               $1,590
                                                               ======

In addition, the Fund intends to elect to treat for federal income tax purposes $51,396 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of U.S. Government securities were $533 and $540, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $36,533 and $40,631, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the year ended December 31, 2001.



26
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2001             DECEMBER 31, 2000
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................     910       96        30       854       141        23
Shares issued in reinvestment of dividends and
  distributions...............................      50       61         2        53        69         1
                                                ------     ----       ---      ----      ----       ---
                                                   960      157        32       907       210        24
Shares redeemed...............................  (1,760)    (241)      (28)     (282)     (555)       --(a)
                                                ------     ----       ---      ----      ----       ---
Net increase (decrease).......................    (800)     (84)        4       625      (345)       24
                                                ======     ====       ===      ====      ====       ===

------------------
(a) Less than one thousand shares.


                                                                              27
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002



28
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."



                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------



30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------



                                                                              31
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.



32
-

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured. No bank guarantee. May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSIB11- 02/02

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay International
                                                              Equity Fund versus Morgan Stanley Capital
                                                              International EAFE Index--Class A, Class B,
                                                              and Class C Shares                               3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

2

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.
Sincerely,

/s/ Stephen C. Roussin
Stephen C. Roussin
January 2002

                                                                               3
-------                                                                        -


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay International
Equity Fund versus Morgan Stanley
Capital International EAFE Index

CLASS A SHARES Total Returns: 1 Year -20.33%, 5 Years 0.08%, Since Inception
1.73%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
                                                                            FUND                   INTERNATIONAL EAFE INDEX(1)
                                                               -----------------------------       ---------------------------
9/13/94                                                                     9450                              10000
94                                                                          9233                               9586
95                                                                          9718                              10661
96                                                                         10669                              11306
97                                                                         11151                              11507
98                                                                         13400                              13808
99                                                                         17091                              17531
00                                                                         13447                              15047
12/01                                                                      11336                              11821

CLASS B SHARES Total Returns: 1 Year -20.49%, 5 Years 0.20%, Since Inception
1.82%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
                                                                            FUND                   INTERNATIONAL EAFE INDEX(1)
                                                               -----------------------------       ---------------------------
9/13/94                                                                    10000                              10000
94                                                                          9770                               9586
95                                                                         10187                              10661
96                                                                         11109                              11306
97                                                                         11529                              11507
98                                                                         13759                              13808
99                                                                         17418                              17531
00                                                                         13637                              15047
12/01                                                                      11408                              11821


CLASS C SHARES Total Returns: 1 Year -17.27%, 5 Years 0.51%, Since Inception
1.80%

[LINE GRAPH]

                                                               MAINSTAY INTERNATIONAL EQUITY          MORGAN STANLEY CAPITAL
                                                                            FUND                   INTERNATIONAL EAFE INDEX(1)
                                                               -----------------------------       ---------------------------
9/13/94                                                                    10000                              10000
94                                                                          9770                               9586
95                                                                         10187                              10661
96                                                                         11109                              11306
97                                                                         11529                              11507
98                                                                         13759                              13808
99                                                                         17418                              17531
00                                                                         13637                              15047
12/01                                                                      11395                              11821

4

-------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from 9/13/94 through 8/31/98. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Morgan Stanley Capital International Europe, Australasia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market. Returns reflect the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

                                                                               5
-------                                                                        -


(1) See footnote on page 4 for more information about the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index.


(2) See footnote and table on page 9 for more information about Lipper Inc.

Portfolio Management Discussion and Analysis
International equity markets were generally weak and volatile during 2001. Of the 21 countries in the Morgan Stanley Capital International EAFE Index,(1) only Australia and New Zealand managed positive returns in U.S. dollar terms. Sixteen EAFE nations recorded double-digit losses, and four lost more than 25% of their U.S. dollar value in 2001.

Early in the year, Japan elected a new prime minister. Although his radical economic reforms are expected to have positive long-term effects, in the short run, they are placing additional strain on an already fragile Japanese economy. Most other Asian markets also felt the impact of reduced technology spending by companies in the United States.

The European economy, once considered an oasis, has decelerated at a rapid pace, mirroring the global slowdown in business activity. While few sectors have been exempt from the downturn, volatility has been particularly concentrated in the stocks of telecommunications, media, and technology companies. Earnings expectations in these sectors have fallen faster than stock prices, so valuations remain stretched. Fortunately, there are some indications that expectations are beginning to rebound.

Until the United States can demonstrate clear signs of recovery, the rest of the world may be hard pressed to grow. Even if the U.S. economy improves, however, it may take time for the effects to be felt in the global economy.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay International Equity Fund Class A shares returned -15.70% and Class B shares returned -16.34% and Class C shares returned -16.44%, excluding all sales charges. All share classes outperformed the -21.71% return of the average Lipper(2) international fund over the same period. All share classes also outperformed the -21.44% return of the Morgan Stanley Capital International EAFE Index for 2001.

The Fund's strong relative performance was a direct result of its bottom-up, stock-by-stock investment process, which seeks to identify attractive companies using proprietary quantitative and qualitative assessments of performance and business potential. This approach, adopted in the second quarter of 2001, replaced the Fund's earlier "country-first" approach. In the process, the Fund reduced its portfolio from over 250 stocks to about 70 stocks. In addition, the Fund took a more defensive approach, which proved beneficial in an extremely difficult market environment.

6

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                             -2.3
12/95                                                                             5.25
12/96                                                                             9.78
12/97                                                                             4.52
12/98                                                                            20.17
12/99                                                                            27.54
12/00                                                                           -21.32
12/01                                                                            -15.7

 RETURNS REFLECT THE HISTORICAL PERFORMANCE OF THE CLASS B SHARES THROUGH 12/31/94. SEE FOOTNOTE 1 ON PAGE 9 FOR MORE
 INFORMATION ON PERFORMANCE.

CLASS B SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                             -2.3
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                             26.6
12/00                                                                           -21.71
12/01                                                                           -16.34

 SEE FOOTNOTE 1 ON PAGE 9 FOR MORE INFORMATION ON PERFORMANCE.

STRONG AND WEAK PERFORMERS

The best-performing stock in the Fund's portfolio was also its largest holding --Hong Kong Electric. This regulated Hong Kong utility company provided strong results throughout an otherwise difficult year. Diageo, a world leader in spirits and beer with operations in both developed and emerging markets, was also a strong performer.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE (CONTINUED)

CLASS C SHARES

[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/94                                                                             -2.3
12/95                                                                             4.27
12/96                                                                             9.05
12/97                                                                             3.78
12/98                                                                            19.34
12/99                                                                             26.6
12/00                                                                           -21.71
12/01                                                                           -16.44

 CLASS C SHARE RETURNS REFLECT THE HISTORICAL PERFORMANCE OF THE CLASS B SHARES THROUGH 8/98. SEE FOOTNOTE 1 ON PAGE 9 FOR MORE
 INFORMATION ON PERFORMANCE.

Canon, the Japanese manufacturer of copiers, cameras, and video devices, closed the year virtually flat, but was strong relative to a Japanese stock market that declined 29.40%. TPG NV, a European transport services and logistics company, also recorded strong relative performance in 2001. Several of the Fund's top-performing securities benefited from a general flight to quality into defensive names. We continue to hold these stocks in the Fund's portfolio.

The Fund saw negative results from Novartis AG, a pharmaceutical manufacturer and nutritional products company. Novartis AG stock suffered when the company failed to win regulatory approval to market its gastrointestinal medicine, Zelnorm. Although we were disappointed, we continue to hold Novartis shares since we believe that the setback is temporary and that the stock has compel-ling risk/reward characteristics.

Nokia, a global telecommunications-equipment manufacturer, was caught in the downdraft that affected the entire telecom sector. The stock detracted from the Fund's performance in 2001. Since we believe that Nokia is in the best position to benefit from an anticipated telecommunications recovery, we have continued to purchase shares for the Fund.

SECTOR AND REGIONAL WEIGHTINGS

The Fund's sector and regional weightings no longer result from a top-down assessment of which countries or industries show promise, but rather from individual stock selection, based on fundamental analysis of specific companies.

8

As of December 31, 2001, our bottom-up selection process led to significantly overweighted positions in defensive sectors, such as consumer staples, pharmaceuticals, and utilities, with a slightly overweighted position in financial stocks. We have chosen to underweight telecommunications services, information technology, energy, and industrial sectors, where our stock-selection process identified few attractive candidates for investment.

As a result of our bottom-up stock selection, we have found more compelling investment opportunities both in Europe and in Asian nations outside of Japan. At the end of the reporting period, the Fund was underweighted in Japanese equities.

LOOKING AHEAD

Until we see a reason to anticipate a rebound in business activity, we intend to remain overweighted in defensive sectors. At the same time, we will remain alert to opportunities to capitalize on challenged sectors, such as technology and media, if prices correct to the point where we believe values are compelling.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide long-term growth of capital commensurate with an accept-able level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities, with current income as a secondary objective.

Rupal Bhansali
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 12/31/01
Class A               -15.70%        1.22%          2.52%
Class B               -16.34%        0.53%          1.82%
Class C               -16.44%        0.51%          1.80%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                       1 YEAR       5 YEARS    THROUGH 12/31/01
Class A               -20.33%        0.08%          1.73%
Class B               -20.49%        0.20%          1.82%
Class C               -17.27%        0.51%          1.80%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                SINCE INCEPTION
                       1 YEAR       5 YEARS     THROUGH 12/31/01
Class A              118 out of    202 out of       130 out of
                     759 funds     351 funds        202 funds
Class B              132 out of    234 out of       120 out of
                     759 funds     351 funds        176 funds
Class C              136 out of    n/a              389 out of
                     759 funds                      518 funds
Average Lipper
international fund    -21.71%        1.94%          3.38%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                    NAV 12/31/01    INCOME      CAPITAL GAINS
Class A                $9.11        $.0853          $.0581
Class B                $8.88        $.0116          $.0581
Class C                $8.87        $.0116          $.0581

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 9/13/94 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 9/13/94, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 9/13/94 through 12/31/01.

Information on this page and the preceding pages has not been audited.

10
-

MainStay International Equity Fund


                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (98.5%)+

BELGIUM (4.4%)
Colruyt NV (multi-industry).....     17,420       $   760,028
Electrabel, S.A.
 (utilities-electrical & gas)...      9,927         2,068,326
Fortis Group (insurance)........     23,145           600,732
                                                  -----------
                                                    3,429,086
                                                  -----------
CANADA (0.5%)
Thomson Corp. (The) (business &
 public services)...............     12,805           387,848
                                                  -----------

DENMARK (0.5%)
Novo Nordisk A/S Class B (health
 & personal care)...............      9,618           393,340
                                                  -----------

FINLAND (1.9%)
Nokia Oyj Class A (electrical &
 electronics)...................     50,923         1,313,100
Sampo Oyj Class A (financial
 services)......................     24,925           195,300
                                                  -----------
                                                    1,508,400
                                                  -----------
FRANCE (13.9%)
Aventis, S.A. (health & personal
 care)..........................     32,224         2,288,207
Aventis, S.A. ADR (health &
 personal care) (b).............      3,060           217,260
BNP Paribas, S.A. (banking).....     16,011         1,432,748
Dexia (business & public
 services)......................    150,012         2,163,845
Groupe Danone, S.A. (food &
 household products)............      8,055           982,588
L'Oreal, S.A. (health & personal
 care)..........................     11,347           817,363
M6 Metropole Television, S.A.
 (broadcasting & publishing)....      3,937           112,176
Sanofi-Synthelabo, S.A. (health
 & personal care)...............     17,130         1,278,164
Suez, S.A. (business & public
 services)......................     50,133         1,517,706
                                                  -----------
                                                   10,810,057
                                                  -----------
GERMANY (5.9%)
AMB Generali Holding AG Bearer
 Shares (insurance).............        400            42,027
AWD Holding AG (financial
 services)......................      8,100           191,124
Bayerische Motoren Werke (BMW)
 AG (automobiles)...............     43,867         1,544,790
Deutsche Boerse AG (financial
 services)......................     48,198         1,909,740
Heidelberger Druckmaschinen AG
 (machinery & engineering)......      8,601           325,096
Marschollek, Lautenschlaeger &
 Partner AG (financial
 services)......................      2,700           198,096
Schering AG (health & personal
 care)..........................      7,207           385,668
                                                  -----------
                                                    4,596,541
                                                  -----------
HONG KONG (7.6%)
Hongkong Electric Holdings, Ltd.
 (utilities-electrical & gas)...  1,173,000         4,362,328

                                    SHARES           VALUE
                                  ---------------------------
HONG KONG (CONTINUED)
Yue Yuen Industrial Holdings,
 Ltd. (recreation & other
 consumer goods)................    808,300       $ 1,518,562
                                                  -----------
                                                    5,880,890
                                                  -----------
INDIA (2.0%)
ITC, Ltd. GDR
 (beverages & tobacco) (a)(c)...    109,400         1,535,506
                                                  -----------

IRELAND (3.2%)
Bank of Ireland (banking).......    266,748         2,524,757
                                                  -----------

ITALY (1.3%)
Italgas S.p.A.
 (utilities-electrical & gas)...     45,400           426,071
Snam Rete Gas S.p.A.
 (utilities-electrical & gas)...     61,365           162,279
Telecom Italia Mobile S.p.A.
 (telecommunications)...........     70,260           392,248
                                                  -----------
                                                      980,598
                                                  -----------
JAPAN (8.1%)
Canon, Inc. (data processing &
 reproduction)..................     72,000         2,477,644
Canon, Inc. ADR (data processing
 & reproduction) (b)............     10,838           379,980
Dentsu, Inc. (business & public
 services)......................          3            13,437
KAO, Corp. (health & personal
 care)..........................     39,000           810,888
Nomura Research Institute, Ltd.
 (business & public services)...        600            70,411
SECOM Co., Ltd. (business &
 public services)...............      7,000           351,442
Seven-Eleven Japan Co., Ltd.
 (recreation & other consumer
 goods).........................      5,000           182,359
Takeda Chemical Industries, Ltd.
 (health & personal care).......     28,000         1,266,901
Toppan Forms Co., Ltd. (business
 & public services).............     11,500           192,603
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................     22,000           580,803
                                                  -----------
                                                    6,326,468
                                                  -----------
LUXEMBOURG (0.1%)
RTL Group (broadcasting &
 publishing)....................      1,546            60,706
                                                  -----------

NETHERLANDS (7.1%)
Heineken N.V. (beverages &
 tobacco).......................     10,405           394,580
TPG N.V. (business & public
 services)......................    131,291         2,840,707
Unilever (CVA) N.V. (food &
 household products)............     26,054         1,527,620
Unilever N.V. ADR (food &
 household products) (b)........     13,425           773,414
                                                  -----------
                                                    5,536,321
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Portfolio of Investments December 31, 2001


                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
SINGAPORE (1.3%)
DBS Group Holdings, Ltd.
 (banking)......................    132,000       $   986,515
                                                  -----------

SPAIN (5.5%)
Banco Popular Espanol, S.A.
 (banking)......................     75,936         2,493,583
Iberdrola, S.A.
 (utilities-electrical & gas)...    136,682         1,779,278
                                                  -----------
                                                    4,272,861
                                                  -----------
SWEDEN (2.4%)
Pharmacia Corp. SDR (health &
 personal care) (d).............      9,471           411,716
Sandvik AB (machinery &
 engineering)...................      9,500           203,318
Svenska Handelsbanken AB Series
 A (banking)....................     83,559         1,226,735
                                                  -----------
                                                    1,841,769
                                                  -----------
SWITZERLAND (10.7%)
Nestle, S.A. Registered (food &
 household products)............     16,860         3,594,796
Novartis AG Registered (health &
 personal care).................     55,485         2,005,120
UBS AG Registered (banking).....     53,834         2,717,153
                                                  -----------
                                                    8,317,069
                                                  -----------
UNITED KINGDOM (21.3%)
Diageo PLC (beverages &
 tobacco).......................    248,541         2,839,553
Exel PLC
 (transportation-airlines)......    141,617         1,617,959
GlaxoSmithKline PLC (health &
 personal care).................     55,204         1,384,325
Lloyds TSB Group PLC
 (banking)......................    153,068         1,661,903
London Stock Exchange PLC
 (financial services)...........     42,765           262,654
Michael Page International PLC
 (business & public services)...    126,092           284,447
Reckitt Benckiser PLC (food &
 household products)............    130,963         1,906,036
Rentokil Initial PLC (business &
 public services)...............    344,219         1,382,695
Tesco PLC (merchandising).......    440,010         1,594,572

                                    SHARES           VALUE
                                  ---------------------------
UNITED KINGDOM (CONTINUED)
United Utilities PLC
 (multi-industry)...............    176,058       $ 1,577,125
Vodafone Group PLC
 (telecommunications)...........    673,463         1,761,834
Vodafone Group PLC ADR
 (telecommunications) (b).......      7,330           188,234
William Morrison Supermarkets
 PLC (food & household
 products)......................     45,610           133,923
                                                  -----------
                                                   16,595,260
                                                  -----------
UNITED STATES (0.8%)
AFLAC, Inc. (financial
 services)......................     24,060           590,914
                                                  -----------
Total Common Stocks
 (Cost $74,828,746).............                   76,574,906
                                                  -----------
PREFERRED STOCK (0.8%)

GERMANY (0.8%)
Porsche AG
 E 1.53 (automobiles)...........      1,687           644,403
                                                  -----------
Total Preferred Stock
 (Cost $481,069)................                      644,403
                                                  -----------
Total Investments
 (Cost $75,309,815) (e).........       99.3%       77,219,309(f)
Cash and Other Assets,
 Less Liabilities...............        0.7           508,218
                                  ----------      -----------
Net Assets......................      100.0%      $77,727,527
                                  ==========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  ADR--American Depositary Receipt.
(c)  GDR--Global Depositary Receipt.
(d)  SDR--Swedish Depositary Receipt.
(e)  The cost for federal income tax purposes is $75,525,503.
(f)  At December 31, 2001 net unrealized appreciation for
     securities was $1,693,806, based on cost for federal
     income tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $4,282,240 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $2,588,434.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

MainStay International Equity Fund


The table below sets forth the diversification of International Equity Fund investments by industry.

                                   VALUE         PERCENT+
                                -------------------------
INDUSTRY DIVERSIFICATION
Automobiles...................  $2,189,193          2.8%
Banking.......................  13,043,394         16.8
Beverages & Tobacco...........   4,769,639          6.1
Broadcasting & Publishing.....     172,882          0.2
Business & Public Services....   9,205,141         11.8
Data Processing &
 Reproduction.................   2,857,624          3.7
Electrical & Electronics......   1,313,100          1.7
Financial Services............   3,347,828          4.3
Food & Household Products.....   8,918,377         11.5
Health & Personal Care........  11,839,755         15.2
Insurance.....................     642,759          0.8
Machinery & Engineering.......     528,414          0.7
Merchandising.................   1,594,572          2.1
Multi-Industry................   2,337,153          3.0
Recreation & Other Consumer
 Goods........................   1,700,921          2.2
Telecommunications............   2,342,316          3.0
Transportation - Airlines.....   1,617,959          2.1
Utilities - Electrical &
 Gas..........................   8,798,282         11.3
                                -----------       -----
                                77,219,309         99.3
Cash and Other Assets,
 Less Liabilities.............     508,218          0.7
                                -----------       -----
Net Assets....................  $77,727,527       100.0%
                                ===========       =====

-------
+ Percentages indicated are based on Fund net assets.
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $75,309,815)..............................................       $ 77,219,309
Cash denominated in foreign currencies (identified cost
  $1,188,050)...............................................          1,197,877
Receivables:
  Investment securities sold................................            745,591
  Dividends and interest....................................            235,367
  Fund shares sold..........................................            146,182
                                                                   ------------
  Total assets..............................................         79,544,326
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................            863,769
  Fund shares redeemed......................................            569,494
  Custodian.................................................            108,175
  Transfer agent............................................             87,070
  Manager...................................................             68,434
  NYLIFE Distributors.......................................             49,147
  Trustees..................................................                720
Accrued expenses............................................             69,990
                                                                   ------------
  Total liabilities.........................................          1,816,799
                                                                   ------------
Net assets..................................................       $ 77,727,527
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     27,964
  Class B...................................................             58,429
  Class C...................................................                418
Additional paid-in capital..................................         85,951,434
Accumulated net investment loss.............................            (29,175)
Accumulated net realized loss on investments................        (10,144,352)
Net unrealized appreciation on investments..................          1,909,494
Net unrealized depreciation on translation of other assets
  and liabilities in foreign currencies.....................            (46,685)
                                                                   ------------
Net assets..................................................       $ 77,727,527
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 25,469,684
                                                                   ============
Shares of beneficial interest outstanding...................          2,796,354
                                                                   ============
Net asset value per share outstanding.......................       $       9.11
Maximum sales charge (5.50% of offering price)..............               0.53
                                                                   ------------
Maximum offering price per share outstanding................       $       9.64
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 51,887,206
                                                                   ============
Shares of beneficial interest outstanding...................          5,842,906
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.88
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $    370,637
                                                                   ============
Shares of beneficial interest outstanding...................             41,767
                                                                   ============
Net asset value and offering price per share outstanding....       $       8.87
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,710,421
  Interest..................................................       100,066
                                                              ------------
    Total income............................................     1,810,487
                                                              ------------
Expenses:
  Manager...................................................       864,833
  Transfer agent............................................       516,870
  Distribution--Class B.....................................       429,143
  Distribution--Class C.....................................         4,351
  Service--Class A..........................................        71,710
  Service--Class B..........................................       143,048
  Service--Class C..........................................         1,450
  Custodian.................................................        73,588
  Professional..............................................        46,121
  Shareholder communication.................................        38,064
  Registration..............................................        36,827
  Recordkeeping.............................................        32,059
  Trustees..................................................         2,840
  Miscellaneous.............................................        46,625
                                                              ------------
    Total expenses..........................................     2,307,529
                                                              ------------
Net investment loss.........................................      (497,042)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................    (9,399,482)
  Option transactions.......................................       164,135
  Foreign currency transactions.............................     1,031,833
                                                              ------------
Net realized loss on investments and foreign currency
  transactions..............................................    (8,203,514)
                                                              ------------
Net change in unrealized appreciation on:
  Security transactions and written options.................    (6,517,847)
  Translation of other assets and liabilities in foreign
    currencies..............................................      (139,201)
                                                              ------------
Net unrealized loss on investments and foreign currency
  transactions..............................................    (6,657,048)
                                                              ------------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (14,860,562)
                                                              ------------
Net decrease in net assets resulting from operations........  $(15,357,604)
                                                              ============

-------
(a) Dividends recorded net of foreign withholding taxes of $226,514.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (497,042)   $ (1,277,808)
  Net realized gain (loss) on investments and foreign
    currency transactions...................................   (8,203,514)      4,745,893
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (6,657,048)    (30,988,810)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......  (15,357,604)    (27,520,725)
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (247,278)             --
    Class B.................................................      (60,773)             --
    Class C.................................................         (933)             --
  From net realized gain on investments and foreign currency transactions:
    Class A.................................................     (160,606)     (2,597,705)
    Class B.................................................     (342,517)     (5,943,819)
    Class C.................................................       (2,374)        (40,329)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....     (814,481)     (8,581,853)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................  153,091,318     153,384,255
    Class B.................................................   15,602,193      34,733,568
    Class C.................................................    9,115,855       2,000,314
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      376,637       2,503,118
    Class B.................................................      403,290       5,756,582
    Class C.................................................        3,133          36,178
                                                              ------------   ------------
                                                              178,592,426     198,414,015
  Cost of shares redeemed:
    Class A.................................................  (153,188,961)  (151,468,538)
    Class B.................................................  (22,708,964)    (38,146,245)
    Class C.................................................   (9,399,634)     (1,540,503)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (6,705,133)      7,258,729
                                                              ------------   ------------
      Net decrease in net assets............................  (22,877,218)    (28,843,849)
NET ASSETS:
Beginning of year...........................................  100,604,745     129,448,594
                                                              ------------   ------------
End of year.................................................  $77,727,527    $100,604,745
                                                              ============   ============
Accumulated net investment loss at end of year..............  $   (29,175)   $   (772,822)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                              -----------------------------------------------------------
                                                                                Year ended December 31,
                                                              -----------------------------------------------------------
                                                               2001         2000         1999         1998         1997
                                                              -------      -------      -------      -------      -------
Net asset value at beginning of period......................  $ 10.98      $ 15.23      $ 12.21      $ 10.33      $ 10.48
                                                              -------      -------      -------      -------      -------
Net investment income (loss)................................    (0.01)(a)    (0.08)(a)    (0.07)        0.01         0.80
Net realized and unrealized gain (loss) on investments......    (1.82)       (3.07)        3.54         2.13         0.03
Net realized and unrealized gain (loss) on foreign currency
 transactions...............................................     0.11        (0.12)       (0.13)       (0.06)       (0.36)
                                                              -------      -------      -------      -------      -------
Total from investment operations............................    (1.72)       (3.27)        3.34         2.08         0.47
                                                              -------      -------      -------      -------      -------
Less dividends and distributions:
 From net investment income.................................    (0.09)          --        (0.03)          --           --
 From net realized gain on investments and foreign currency
   transactions.............................................    (0.06)       (0.98)       (0.29)       (0.20)       (0.62)
                                                              -------      -------      -------      -------      -------
Total dividends and distributions...........................    (0.15)       (0.98)       (0.32)       (0.20)       (0.62)
                                                              -------      -------      -------      -------      -------
Net asset value at end of period............................  $  9.11      $ 10.98      $ 15.23      $ 12.21      $ 10.33
                                                              =======      =======      =======      =======      =======
Total investment return (b).................................   (15.70%)     (21.32%)      27.54%       20.17%        4.52%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss).............................    (0.07%)      (0.56%)      (0.14%)       0.08%        0.19%
   Expenses.................................................     2.17%        2.15%        1.94%        2.01%        2.01%
Portfolio turnover rate.....................................      129%          30%          38%          54%          43%
Net assets at end of period (in 000's)......................  $25,470      $29,730      $34,407      $24,115      $17,452

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                          Class B                                               Class C
    ----------------------------------------------------   -------------------------------------------------
                                                                                                September 1*
                  Year ended December 31,                       Year ended December 31,           through
    ----------------------------------------------------   ----------------------------------   December 31,
      2001       2000       1999       1998       1997       2001       2000           1999         1998
    --------   --------   --------   --------   --------   --------   --------        -------   ------------
    $ 10.70    $ 14.95    $ 12.08    $ 10.22    $ 10.38    $ 10.70    $ 14.95         $ 12.08      $ 10.60
    -------    -------    -------    -------    -------    -------    -------         -------      -------
      (0.07)(a)   (0.17)(a)   (0.09)   (0.08)      0.72      (0.07)(a)   (0.17)(a)      (0.09)       (0.09)
      (1.79)     (2.98)      3.41       2.10       0.03      (1.80)     (2.98)           3.41         1.72
       0.11      (0.12)     (0.13)     (0.05)     (0.37)      0.11      (0.12)          (0.13)       (0.04)
    -------    -------    -------    -------    -------    -------    -------         -------      -------
      (1.75)     (3.27)      3.19       1.97       0.38      (1.76)     (3.27)           3.19         1.59
    -------    -------    -------    -------    -------    -------    -------         -------      -------
      (0.01)        --      (0.03)        --         --      (0.01)        --           (0.03)          --
      (0.06)     (0.98)     (0.29)     (0.11)     (0.54)     (0.06)     (0.98)          (0.29)       (0.11)
    -------    -------    -------    -------    -------    -------    -------         -------      -------
      (0.07)     (0.98)     (0.32)     (0.11)     (0.54)     (0.07)     (0.98)          (0.32)       (0.11)
    -------    -------    -------    -------    -------    -------    -------         -------      -------
    $  8.88    $ 10.70    $ 14.95    $ 12.08    $ 10.22    $  8.87    $ 10.70         $ 14.95      $ 12.08
    =======    =======    =======    =======    =======    =======    =======         =======      =======
     (16.34%)   (21.71%)    26.60%     19.34%      3.78%    (16.44%)   (21.71%)         26.60%       15.07%
      (0.82%)    (1.31%)    (0.89%)    (0.67%)    (0.49%)    (0.82%)    (1.31%)         (0.89%)      (0.67%)+
       2.92%      2.90%      2.69%      2.76%      2.69%      2.92%      2.90%           2.69%        2.76%+
        129%        30%        38%        54%        43%       129%        30%             38%          54%
    $51,887    $70,182    $94,698    $75,516    $63,241    $   371    $   692         $   343      $    11

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay International Equity Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay International Equity Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on September 13, 1994 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if

                                                                              19
                                                                               -

Notes to Financial Statements


no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded and (f) by appraising all other securities and other assets, including foreign currency options and securities for which no market quotations are available, at fair value, in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on

20
-

MainStay International Equity Fund


forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Written option activity for the year ended December 31, 2001 was as follows:

                                                               Notional
                                                                Amount       Premium
                                                              -----------   ---------
Options outstanding at December 31, 2000....................  (12,280,000)  $ (78,592)
Options--written............................................  (19,745,000)   (175,138)
Options--buybacks...........................................   19,745,000     175,138
Options--expired............................................   12,280,000      78,592
                                                              -----------   ---------
Options outstanding at December 31, 2001....................           --   $      --
                                                              ===========   =========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                                                              21
                                                                               -

Notes to Financial Statements (continued)


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book/tax difference of $512,601 is an increase to accumulated undistributed net realized loss on investments. In addition, decreases of $1,549,673, $1,031,833 and $5,239 have been made to accumulated net investment loss, accumulated undistributed net realized gain on foreign currency transactions and additional paid-in capital, respectively. These book/tax differences are primarily due to the tax treatment of foreign currency gains, distribution reclassifications and gain on sales of passive foreign investment companies.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (f) of the Portfolio of Investments.

Tax-based distributions of ordinary income and net long-term capital gain which are $302,229 and $512,252 respectively, differ from dividends to shareholders from net investment income and distributions to shareholders from net realized gains as shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 due to a portion of book-tax differences noted above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to

22
-

MainStay International Equity Fund


separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. However, gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2001:

             CURRENCY                        COST        VALUE
-----------------------------------       ----------   ----------
Danish Krone          DK         21       $        3   $        3
Euro                  E     873,453          771,557      777,723
Pounds Sterling       L     288,684          416,490      420,151
                                          ----------   ----------
                                          $1,188,050   $1,197,877
                                          ==========   ==========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the

                                                                              23
                                                                               -

Notes to Financial Statements (continued)


Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $864,833.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee of 0.60% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $9,368 for the year ended December 31, 2001. The Fund was also advised

24
-


MainStay International Equity Fund


that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $57,271, $95,330 and $17,341, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $516,870.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,944 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $32,059 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $9,928,665 were available to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. In addition, the Fund has elected to treat for federal income tax purposes approximately $29,784 of qualifying realized foreign exchange gains that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $107,038 and $115,700, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the

                                                                              25
                                                                               -

Notes to Financial Statements (continued)


average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       Year ended                    Year ended
                                                   December 31, 2001              December 31, 2000
                                              ----------------------------   ---------------------------
                                              Class A   Class B   Class C    Class A   Class B   Class C
                                              -------   -------   --------   -------   -------   -------
Shares sold.................................   15,785    1,653        978     11,935    2,634      168
Shares issued in reinvestment of dividends
  and distributions.........................       41       45          0*       232      549        4
                                              -------   ------     ------    -------   ------     ----
                                               15,826    1,698        978     12,167    3,183      172
Shares redeemed.............................  (15,739)  (2,415)    (1,001)   (11,717)  (2,956)    (130)
                                              -------   ------     ------    -------   ------     ----
Net increase (decrease).....................       87     (717)       (23)       450      227       42
                                              =======   ======     ======    =======   ======     ====

---------------
* Less than one thousand.

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and
MainStay International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay International Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSIE11- 02/02
                                                             10

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    International Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              Portfolio Management Discussion and Analysis     3
                                                              Yields and Lipper Rankings as of 12/31/01        5
                                                              Portfolio of Investments                         6
                                                              Financial Statements                             9
                                                              Notes to Financial Statements                   14
                                                              Report of Independent Accountants               18
                                                              Trustees and Officers                           19
                                                              The MainStay(R) Funds                           22

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

Portfolio Management Discussion and Analysis

Money market investors will remember 2001 as a year of unprecedented Federal Reserve easing. To counter signs of a slowing economy, the Federal Reserve began the year with a surprise easing move on January 3, 2001. By year end, the Fed had lowered the targeted federal funds rate 11 times--for a total reduction of 4.75%. Congress also worked to stimulate the economy by reducing tax rates and approving $38 billion in tax rebates, which were mailed to Americans in the third quarter.

Despite these efforts, gross domestic product slipped into negative territory in the third quarter. Following the September terrorist attacks, a general flight to quality and liquidity resulted in falling stock prices and widening credit spreads on income securities. Aggressive easing by the Federal Reserve and other central banks helped restore order. In November, the National Bureau of Economic Research announced that the United States had been in recession since March 2001. Although layoffs and earnings disappointments eroded consumer confidence throughout most of the year, the stock market rebounded in the fourth quarter on positive economic data and encouraging news from the war front. This caused bond prices to fall and yields to rise in the fourth quarter. For the entire year, however, three-month Treasury-bill yields declined 420 basis points(1) to 1.70%. The yield on the two-year Treasury note declined 205 basis points to 3.05%, and at year-end, 30-year Treasury-bond yields stood at 5.47%, essentially unchanged from the previous year.

In the money markets, supplies of commercial paper continued to shrink, as corporate issuers took advantage of lower interest rates to replace short-term commercial paper with longer-term debt. In anticipation of rating-agency downgrades, several large commercial-paper issuers, including Ford, GM, and DaimlerChrysler, reduced commercial-paper issuance, opting instead to issue debt in the asset-backed securities market.

PERFORMANCE

For the seven-day period ended December 31, 2001, MainStay Money Market Fund provided a current yield of 1.60% and an effective yield of 1.61% for Class A, Class B, and Class C shares. For the 12 months ended December 31, 2001, the Fund returned 3.72% for Class A, Class B, and Class C shares,(2) exceeding the 3.44% return of the average Lipper(3) money market fund over the same period.

STRATEGIC POSITIONING

Throughout 2001, the Fund maintained an average maturity somewhat longer than the average money market fund. This strategy proved effective as Federal

-------

(1) A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.


(2) The current yield more closely reflects the current earnings of the Fund than the total return.


(3) See footnote and table on page 5 for more information about Lipper Inc.


                                                                               3
                                                                               -

Reserve easing caused yields on money market instruments to decline sharply during the year. As of December 31, 2001, the average maturity of the portfolio was 78 days.

Throughout 2001, the Fund's investments centered on floating-rate notes, bank certificates of deposit (CDs), commercial paper, and higher-yielding asset-backed securities, including asset-backed commercial paper. By industry, the Fund mainly invested in securities of finance, insurance, and brokerage companies, industrial issuers, banks, and bank holding companies. The Fund also invested in securities issued by government-sponsored agencies, such as Fannie Mae and Freddie Mac.

During the period, we remained focused on buying only high-quality instruments, with all securities purchased for the portfolio rated A-1/P-1 or higher. These are first-tier securities, or generally those money market instruments in the highest rating category. The Fund was not invested in any second-tier securities nor did it invest in split-rated issues (those rated in the highest rating category by one credit rating agency and in the second-highest rating category by another). The Fund's concentration on the highest-quality securities helped manage portfolio risk.

LOOKING AHEAD

Recent economic reports have been better than many investors expected, suggesting that the worst of the slowdown may be over. Consumer spending continued to hold steady in the fourth quarter of 2001, as consumers took advantage of retail discounts and low-cost financing packages on big-ticket items such as cars. We believe the Federal Reserve is near the end of its easing cycle, and we expect that it will refrain from raising interest rates until the second half of 2002.

As we move into 2002, we intend to bring the average maturity of the portfolio closer to the average of all money market funds. As the market continues to look for signs of an economic recovery, we intend to remain focused on high-quality liquid investments. The Fund will continue to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Claude Athaide
Portfolio Manager
MacKay Shields LLC

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yields and Lipper Rankings as of 12/31/01
   FUND SEC YIELDS(1)

               7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD
    Class A           1.60%                   1.61%
    Class B           1.60%                   1.61%
    Class C           1.60%                   1.61%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                           SINCE INCEPTION
                      1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/01
    Class A         119 out of   100 out of   n/a               93 out of
                    380 funds    255 funds                     201 funds
    Class B         119 out of   100 out of   67 out of         40 out of
                    380 funds    255 funds    143 funds         87 funds
    Class C         119 out of   n/a          n/a              122 out of
                    380 funds                                  297 funds
    Average Lipper
    money market
    fund            3.44%        4.71%        4.40%            5.30%

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AN INVESTMENT IN THE MAINSTAY MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. The 7-day current yield reflects certain fee waivers and/or expense limitations, without which this performance figure would have been 1.32%. The current yield is based on the 7-day period ending 12/31/01. The fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.

Information on this page and the preceding pages has not been audited.

                                                                               5
                                                                               -

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (99.7%)+

BANK NOTES (0.9%)
First Union National Bank
 Series 1
 2.12%, due 9/6/02 (b)(c)...  $6,000,000       $  6,007,009
                                               ------------

CERTIFICATES OF DEPOSIT (7.0%)
(Euro Certificates of
 Deposit)
Bayerische Landesbank
 2.43%, due 4/4/02 (c)......   6,000,000          6,001,674
Bayerische Landesbank
 Girozentrale
 4.64%, due 4/19/02 (c).....   6,000,000          6,005,749
Halifax PLC
 2.05%, due 2/6/02 (c)......   6,000,000          6,000,177
(Yankee Certificates of
 Deposit)
Bayerische Landesbank
 Girozentrale New York
 Series F
 7.10%, due 7/5/02 (c)......   5,000,000          5,129,412
Quebec (Province of)
 7.50%, due 7/15/02 (c).....   6,000,000          6,146,016
Rabobank Nederland N.V.
 New York
 3.62%, due 5/7/02 (c)......   6,000,000          6,002,031
UBS AG Stamford CT
 4.01%, due 6/28/02-7/2/02
 (c)........................  12,420,000         12,519,502
                                               ------------
                                                 47,804,561
                                               ------------
COMMERCIAL PAPER (51.4%)
ABN-AMRO North America
 Finance, Inc.
 3.82%, due 3/1/02..........   6,000,000          5,962,437
American Express Credit
 Corp.
 1.78%, due 5/17/02.........   5,200,000          5,165,033
 3.67%, due 3/11/02.........   4,300,000          4,269,753
American General Finance
 Corp.
 2.07%, due 1/14/02 (a).....   5,950,000          5,945,552
ANZ (DE), Inc.
 1.87%, due 2/11/02.........   6,000,000          5,987,222
Atlantis One Funding Corp.
 2.50%, due 3/11/02 (a).....   6,000,000          5,971,250
 3.34%, due 2/15/02 (a).....   6,000,000          5,974,950
Barclays U.S. Funding Corp.
 1.78%, due 1/29/02.........   6,000,000          5,991,693
Bayerische Hypo-und
 Vereinsbank AG
 2.01%, due 2/4/02..........   6,000,000          5,988,610
BellSouth Corp.
 1.80%, due 1/4/02 (a)......   6,000,000          5,999,100
 1.89%, due 1/25/02 (a).....   6,000,000          5,992,440
BP Amoco Capital PLC
 2.37%, due 4/1/02..........   6,000,000          5,964,450
 2.45%, due 3/26/02.........   4,300,000          4,275,418

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
COMMERCIAL PAPER (CONTINUED)
ChevronTexaco Corp.
 1.78%, due 1/30/02.........  $5,000,000       $  4,992,831
 1.81%, due 2/12/02.........   6,000,000          5,987,330
Deutsche Bank Financial,
 Inc.
 2.46%, due 1/17/02.........   6,000,000          5,993,440
Dexia Delaware LLC
 1.85%, due 6/4/02..........   4,200,000          4,166,762
 2.22%, due 1/23/02.........   6,000,000          5,991,860
Emerson Electric Co.
 1.75%, due 1/15/02 (a).....   4,000,000          3,997,278
FCAR Owner Trust
 1.78%, due 3/13/02.........   6,000,000          5,978,937
General Electric Capital
 Corp.
 3.00%, due 1/10/02.........   6,000,000          5,995,500
 3.68%, due 3/12/02.........   6,000,000          5,957,067
Harvard University
 1.70%, due 1/23/02.........   6,000,000          5,993,767
 1.84%, due 2/5/02..........   4,800,000          4,791,413
ING America Insurance
 Holdings, Inc.
 1.80%, due 3/21/02.........   6,000,000          5,976,300
 1.82%, due 2/19/02.........   3,910,000          3,900,314
KFW International Finance,
 Inc.
 2.10%, due 3/20/02.........   5,500,000          5,474,975
 2.17%, due 3/1/02..........   6,000,000          5,978,662
 2.43%, due 1/28/02.........   5,900,000          5,889,247
Metlife Funding, Inc.
 2.05%, due 2/5/02..........   6,000,000          5,988,042
 2.10%, due 1/22/02.........   5,000,000          4,993,875
Minnesota Mining &
 Manufacturing Co.
 1.69%, due 3/15/02.........   4,000,000          3,986,292
 2.25%, due 1/7/02..........   6,000,000          5,997,750
 2.31%, due 1/8/02..........   4,000,000          3,998,203
Morgan Stanley Dean Witter &
 Co.
 1.97%, due 1/15/02.........   6,700,000          6,694,867
 2.35%, due 1/7/02..........   6,000,000          5,997,650
Nationwide Building Society
 1.79%, due 2/21/02.........   4,400,000          4,388,842
 3.23%, due 3/7/02..........   6,000,000          5,965,008
Nestle Capital Corp.
 1.75%, due 4/9/02 (a)......   4,000,000          3,980,944
 2.04%, due 3/27/02 (a).....   6,000,000          5,971,100
 2.22%, due 4/24/02.........   6,000,000          5,958,190
Pfizer, Inc.
 2.18%, due 1/16/02 (a).....   6,000,000          5,994,550
Prudential PLC
 1.87%, due 3/1/02 (a)......   6,000,000          5,981,612
 2.04%, due 2/14/02 (a).....   6,500,000          6,483,793

-------
+ Percentages indicated are based on Fund net assets.

6
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2001

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Prudential Funding LLC
 1.79%, due 3/21/02.........  $2,900,000       $  2,888,609
 2.05%, due 2/27/02.........   6,000,000          5,980,525
Receivables Capital Corp.
 2.08%, due 5/10/02 (a).....   2,850,000          2,828,758
 2.20%, due 1/25/02 (a).....   2,250,000          2,246,700
Rio Tinto America, Inc.
 1.84%, due 3/26/02 (a).....   4,107,000          4,089,367
 1.87%, due 3/6/02 (a)......   2,975,000          2,965,110
 2.07%, due 1/24/02 (a).....   4,700,000          4,693,784
Royal Bank of Canada
 1.95%, due 2/8/02..........   3,500,000          3,492,796
San Paolo IMI U.S. Financial
 Co.
 1.76%, due 5/10/02.........   5,000,000          4,968,467
 3.31%, due 3/5/02..........   6,000,000          5,965,245
SBC Communications, Inc.
 2.00%, due 3/7/02 (a)......   5,775,000          5,755,446
 2.07%, due 2/28/02 (a).....   6,000,000          5,979,990
Societe Generale N.A., Inc.
 2.28%, due 2/11/02.........   6,000,000          5,984,420
 3.40%, due 2/13/02.........   6,000,000          5,975,633
Svenska Handelsbanken AB
 1.78%, due 3/19/02.........   6,000,000          5,977,157
 2.33%, due 2/11/02.........   5,000,000          4,986,732
UBS Finance Delaware LLC
 1.74%, due 3/28/02.........   5,400,000          5,377,554
Unilever Capital Corp.
 1.99%, due 1/29/02.........   5,000,000          4,992,261
 2.10%, due 1/4/02 (a)......   4,000,000          3,999,300
USAA Capital Corp.
 2.10%, due 2/26/02.........   3,000,000          2,990,200
Verizon Global Funding Corp.
 2.25%, due 4/9/02 (a)......   4,325,000          4,298,509
 2.45%, due 3/28/02 (a).....   4,800,000          4,771,907
Wells Fargo & Co.
 2.14%, due 1/30/02.........   5,400,000          5,390,691
                                               ------------
                                                349,533,470
                                               ------------
CORPORATE BONDS (2.5%)
Bank of America Corp.
 7.75%, due 7/15/02 (c).....   4,650,000          4,784,399
Lilly (Eli) & Co.
 4.70%, due 3/22/02
 (a)(c).....................   5,000,000          5,000,000
Wells Fargo & Co.
 6.50%, due 9/3/02 (c)......   7,000,000          7,202,953
                                               ------------
                                                 16,987,352
                                               ------------

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
MORTGAGE-BACKED SECURITY (1.3%)
COMMERCIAL MORTGAGE LOAN
 (COLLATERALIZED MORTGAGE OBLIGATION) (1.3%)
Holmes Financing PLC
 Series 5 Class 1A
 1.91%, due 10/15/02
 (b)(c).....................  $9,000,000       $  9,000,000
                                               ------------

MEDIUM TERM NOTES (9.4%)
American Express Credit
 Corp.
 Series E
 2.28%, due 5/1/02 (b)(c)...   5,000,000          5,001,185
Bank of America Corp.
 7.35%, due 4/3/02 (c)......   6,000,000          6,067,669
Chase Manhattan Corp.
 Series C
 2.68%, due 1/3/02 (b)(c)...  11,700,000         11,700,071
Deutsche Bank Financial,
 Inc.
 7.48%, due 5/15/02 (c).....   5,000,000          5,101,596
Donaldson, Lufkin &
 Jenrette, Inc.
 2.68%, due 1/9/02 (b)(c)...   6,500,000          6,500,381
Goldman Sachs Group, Inc.
 Series B
 2.325%, due 8/21/02
 (b)(c).....................   6,000,000          6,007,966
IBM Corp.
 Series E
 5.80%, due 9/9/02 (c)......   7,000,000          7,138,086
Merrill Lynch & Co., Inc.
 Series B
 2.066%, due 8/15/02
 (b)(c).....................   6,000,000          6,006,941
Salomon Smith Barney
 Holdings, Inc.
 Series I
 2.00%, due 9/20/02
 (b)(c).....................   6,000,000          6,005,809
 2.305%, due 8/7/02
 (b)(c).....................   4,500,000          4,505,380
                                               ------------
                                                 64,035,084
                                               ------------
U.S. GOVERNMENT & FEDERAL AGENCIES (25.4%)
Federal Home Loan Banks
 (Discount Notes)
 2.17%, due 1/18/02.........   6,000,000          5,993,852
 2.56%, due 9/13/02.........   6,670,000          6,549,051
Federal National Mortgage
 Association (Discount
 Notes)
 1.71%, due
 3/7/02-6/13/02.............  14,775,000         14,701,452
 1.75%, due 4/25/02.........   6,000,000          5,966,750
 1.78%, due 5/23/02.........   6,000,000          5,957,873
 1.81%, due 6/20/02.........   4,400,000          4,362,392
 1.91%, due 8/29/02.........   6,000,000          5,923,600
 2.04%, due 1/31/02.........   6,000,000          5,989,800
 2.11%, due 1/24/02.........   3,000,000          2,995,965
 2.17%, due
 3/8/02-4/18/02.............   9,750,000          9,701,273
 2.20%, due 4/11/02.........   6,025,000          5,988,181
 2.22%, due 3/14/02.........   4,900,000          4,878,244
 3.36%, due 2/21/02.........   8,700,000          8,658,588
 3.64%, due 3/15/02.........   6,000,000          5,955,713
 3.75%, due 2/25/02.........   5,758,000          5,725,011

                                                                               7
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

                               PRINCIPAL        AMORTIZED
                                AMOUNT             COST
                              -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
Freddie Mac (Discount Notes)
 1.73%, due 4/26/02.........  $6,000,000       $  5,966,842
 1.84%, due 7/1/02..........   4,977,000          4,931,082
 2.00%, due 2/7/02..........   6,000,000          5,987,667
 2.04%, due 1/31/02.........   5,000,000          4,991,500
 2.39%, due 8/15/02.........   4,100,000          4,038,484
 2.63%, due 3/18/02.........   6,729,000          6,691,639
 2.65%, due 1/11/02.........   6,000,000          5,995,583
 3.19%, due 2/28/02.........   5,100,000          5,073,789
International Bank for
 Reconstruction &
 Development
 (Discount Note)
 1.74%, due 3/4/02..........   2,325,000          2,318,033
United States Treasury Note
 3.625%, due 7/15/02
 (c)(d).....................  27,403,879         27,654,424
                                               ------------
                                                172,996,788
                                               ------------
                                SHARES
                              -----------
INVESTMENT COMPANY (1.8%)
Merrill Lynch Premier
 Institutional Fund.........  12,291,485         12,291,485
                                               ------------
Total Short-Term Investments
 (Amortized Cost
 $678,655,749) (e)..........        99.7%       678,655,749
Cash and Other Assets,
 Less Liabilities...........         0.3          1,783,582
                              -----------      ------------
Net Assets..................       100.0%      $680,439,331
                              ===========      ============

-------
(a)  May be sold to institutional investors only.
(b)  Floating rate. Rate shown is the rate in effect at
     December 31, 2001.
(c)  Coupon interest bearing security.
(d)  Treasury Inflation-Indexed Security - Pays a fixed rate of interest on a principal amount that is continuously
     adjusted for inflation based on the Consumer Price
     Index-Urban Consumers.
(e)  The cost stated also represents the aggregate cost for
     federal income tax purposes.

The table below sets forth the diversification of the Money Market Fund investments by industry.

                                 AMORTIZED
                                    COST       PERCENT+
                                -----------------------
INDUSTRY DIVERSIFICATION
Banks #.......................  $175,048,692      25.7%
Computer & Office Equipment...    7,138,086        1.0
Conglomerates.................   11,952,567        1.8
Consumer Financial Services...    9,434,786        1.4
Education.....................   10,785,180        1.6
Electrical Equipment..........    3,997,278        0.6
Finance.......................   36,301,238        5.4
Financial-Diversified.........    2,990,200        0.4
Foreign Government............    6,146,016        0.9
Health Care-Drugs.............    5,994,550        0.9
Health Care-Medical
 Products.....................    5,000,000        0.7
Insurance.....................    8,869,134        1.3
Insurance-Life & Health.......   18,410,957        2.7
Investment Bank/Brokerage.....   41,718,994        6.1
Investment Company............   12,291,485        1.8
Manufacturing-Diversified.....   13,982,245        2.1
Metals-Miscellaneous..........   11,748,261        1.7
Oil-Integrated Domestic.......   10,980,160        1.6
Special Purpose Finance.......   80,071,740       11.8
Telecommunication Services....    9,070,416        1.3
Telephone.....................   23,726,976        3.5
U.S. Government & Federal
 Agencies.....................  172,996,788       25.4
                                ------------    ------
                                678,655,749       99.7
Cash and Other Assets,
 Less Liabilities.............    1,783,582        0.3
                                ------------    ------
Net Assets....................  $680,439,331     100.0%
                                ============    ======

-------
+ Percentages indicated are based on Fund net assets.
# The Fund will invest more than 25% of the market value of its total assets in the securities of banks and bank holding companies, including certificates of deposit, bankers' acceptances and securities guaranteed by banks and bank holding companies.

8
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (amortized cost
  $678,655,749).............................................       $678,655,749
Cash........................................................            103,751
Receivables:
  Fund shares sold..........................................          4,409,281
  Interest..................................................          2,508,390
                                                                   ------------
        Total assets........................................        685,677,171
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          4,351,321
  Transfer agent............................................            394,494
  Manager...................................................            125,956
  Trustees..................................................              9,385
  Custodian.................................................              6,475
Accrued expenses............................................            120,700
Dividend payable............................................            229,509
                                                                   ------------
        Total liabilities...................................          5,237,840
                                                                   ------------
Net assets..................................................       $680,439,331
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $  2,238,054
  Class B...................................................          4,399,296
  Class C...................................................            167,059
Additional paid-in capital..................................        673,643,803
Accumulated net realized loss on investments................             (8,881)
                                                                   ------------
Net assets..................................................       $680,439,331
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $223,806,679
                                                                   ============
Shares of beneficial interest outstanding...................        223,805,420
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $439,926,655
                                                                   ============
Shares of beneficial interest outstanding...................        439,929,568
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 16,705,997
                                                                   ============
Shares of beneficial interest outstanding...................         16,705,921
                                                                   ============
Net asset value and offering price per share outstanding....       $       1.00
                                                                   ============

                                                                               9
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest..................................................  $27,648,103
                                                              -----------
Expenses:
  Manager...................................................    3,051,543
  Transfer agent............................................    2,242,522
  Shareholder communication.................................      147,592
  Registration..............................................       98,754
  Recordkeeping.............................................       91,172
  Professional..............................................       74,624
  Custodian.................................................       70,214
  Trustees..................................................       20,793
  Miscellaneous.............................................       37,088
                                                              -----------
    Total expenses before reimbursement.....................    5,834,302
Expense reimbursement from Manager and Subadvisor...........   (1,319,049)
                                                              -----------
    Net expenses............................................    4,515,253
                                                              -----------
Net investment income.......................................   23,132,850
                                                              -----------
REALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................          (14)
                                                              -----------
Net increase in net assets resulting from operations........  $23,132,836
                                                              ===========

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2001             2000
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $  23,132,850    $   33,436,343
  Net realized loss on investments..........................            (14)             (286)
                                                              --------------   --------------
  Net increase in net assets resulting from operations......     23,132,836        33,436,057
                                                              --------------   --------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (7,106,029)       (9,528,758)
    Class B.................................................    (15,519,568)      (23,564,044)
    Class C.................................................       (507,253)         (343,541)
                                                              --------------   --------------
      Total dividends to shareholders.......................    (23,132,850)      (33,436,343)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sales of shares:
    Class A.................................................    669,255,386       897,691,391
    Class B.................................................    526,962,473       614,050,642
    Class C.................................................     52,469,443        30,948,970
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      6,526,092         8,258,948
    Class B.................................................     14,595,365        22,107,678
    Class C.................................................        440,601           283,622
                                                              --------------   --------------
                                                              1,270,249,360     1,573,341,251
  Cost of shares redeemed:
    Class A.................................................   (619,694,701)     (927,565,917)
    Class B.................................................   (509,906,388)     (686,274,364)
    Class C.................................................    (45,567,603)      (24,023,046)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     95,080,668       (64,522,076)
                                                              --------------   --------------
      Net increase (decrease) in net assets.................     95,080,654       (64,522,362)
NET ASSETS:
Beginning of year...........................................    585,358,677       649,881,039
                                                              --------------   --------------
End of year.................................................  $ 680,439,331    $  585,358,677
                                                              ==============   ==============

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                         ----------------------------------------------------------------
                                                                             Year ended December 31,
                                                         ----------------------------------------------------------------
                                                           2001          2000          1999          1998          1997
                                                         --------      --------      --------      --------      --------
Net asset value at beginning of period.............      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                         --------      --------      --------      --------      --------
Net investment income..............................          0.04          0.06          0.05          0.05          0.05
                                                         --------      --------      --------      --------      --------
Less dividends from net investment income..........         (0.04)        (0.06)        (0.05)        (0.05)        (0.05)
                                                         --------      --------      --------      --------      --------
Net asset value at end of period...................      $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                                         ========      ========      ========      ========      ========
Total investment return (a)........................          3.72%         5.87%         4.65%         5.01%         5.08%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income..........................          3.59%         5.71%         4.56%         4.90%         4.97%
    Net expenses...................................          0.70%         0.70%         0.70%         0.70%         0.70%
    Expenses (before reimbursement)................          0.90%         0.89%         0.85%         0.93%         0.95%
Net assets at end of period (in 000's).............      $223,807      $167,720      $189,336      $149,751      $ 80,925

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is not annualized.

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                          Class B                                             Class C
    ----------------------------------------------------   ---------------------------------------------
                                                                                            September 1*
                  Year ended December 31,                     Year ended December 31,         through
    ----------------------------------------------------   ------------------------------   December 31,
      2001       2000       1999       1998       1997       2001       2000       1999         1998
    --------   --------   --------   --------   --------   --------   --------   --------   ------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
    --------   --------   --------   --------   --------   --------   --------   --------     --------
        0.04       0.06       0.05       0.05       0.05       0.04       0.06       0.05         0.02
    --------   --------   --------   --------   --------   --------   --------   --------     --------
       (0.04)     (0.06)     (0.05)     (0.05)     (0.05)     (0.04)     (0.06)     (0.05)       (0.02)
    --------   --------   --------   --------   --------   --------   --------   --------     --------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00
    ========   ========   ========   ========   ========   ========   ========   ========     ========
        3.72%      5.87%      4.65%      5.01%      5.08%      3.72%      5.87%      4.65%        1.60%
        3.59%      5.71%      4.56%      4.90%      4.97%      3.59%      5.71%      4.56%        4.90%+
        0.70%      0.70%      0.70%      0.70%      0.70%      0.70%      0.70%      0.70%        0.70%+
        0.90%      0.89%      0.85%      0.93%      0.95%      0.90%      0.89%      0.85%        0.93%+
    $439,927   $408,275   $458,391   $424,174   $336,622   $ 16,706   $  9,364   $  2,154     $     18

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Money Market Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Money Market Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, Class B shares and Class C shares whose distribution commenced on January 3, 1995, May 1, 1986 and September 1, 1998, respectively, bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions.

The Fund's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

The Fund's principal investments include derivatives such as variable rate master demand notes, "floating-rate notes" and mortgage-related and asset-backed securities. If expectations about change in interest rates, or assessments of an issuer's creditworthiness or market conditions are wrong, the use of derivatives or other investments could result in a loss.

There are certain risks involved in investing in securities of foreign issuers that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws and restrictions.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SECURITIES VALUATION. Securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the

14
-

Notes to Financial Statements

shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS TO SHAREHOLDERS. Dividends are recorded on the ex-dividend date. Dividends are declared daily and paid monthly. Income dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. All dividends paid during the year ended December 31, 2001 were taxable as ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the constant yield method over the life of the respective securities.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income, expenses, and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's Manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

                                                                              15
                                                                               -

MainStay Money Market Fund

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of the Fund's average daily net assets of 0.50% up to $300 million, 0.45% on assets from $300 million to $700 million, 0.40% on assets from $700 million to $1 billion and 0.35% on assets in excess of $1 billion. The Manager has voluntarily agreed to assume the expenses of the Fund to the extent that such expenses would exceed on an annual basis 0.70% of the average daily net assets of the Fund. For the year ended December 31, 2001, the Manager earned $3,051,543 and reimbursed the Fund $1,319,049.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.25% up to $300 million, 0.225% on assets from $300 million to $700 million, 0.20% on assets from $700 million to $1 billion and 0.175% on assets in excess of $1 billion.

To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

CONTINGENT DEFERRED SALES CHARGE. Although the Fund does not assess a contingent deferred sales charge upon redemption of Class B or Class C shares of the Fund, the applicable contingent deferred sales charge will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges for the year ended December 31, 2001, in the amount of $982,194.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $2,242,522.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $16,210 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30

16
-
of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $91,172 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $8,881 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                             YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 2001                 DECEMBER 31, 2000
                                   ------------------------------   -------------------------------
                                   CLASS A    CLASS B    CLASS C     CLASS A     CLASS B    CLASS C
                                   --------   --------   --------   ----------   --------   -------
Shares sold......................   669,254    526,957    52,469       897,691    614,050    30,949
Shares issued in reinvestment of
  dividends......................     6,526     14,595       441         8,259     22,108       284
                                   --------   --------   -------    ----------   --------   -------
                                    675,780    541,552    52,910       905,950    636,158    31,233
Shares redeemed..................  (619,695)  (509,906)  (45,568)     (927,566)  (686,274)  (24,023)
                                   --------   --------   -------    ----------   --------   -------
Net increase (decrease)..........    56,085     31,646     7,342       (21,616)   (50,116)    7,210
                                   ========   ========   =======    ==========   ========   =======

                                                                              17
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Money Market Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

18
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              19
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

20
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              21
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

22
-

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment
Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured. Y No bank guarantee. Y May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSMM11- 02/02
                                                    12

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Money Market Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Tax Free Bond
                                                              Fund versus Lehman Brothers Municipal Bond
                                                              Index and Inflation-- Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   22
                                                              Report of Independent Accountants               28
                                                              Trustees and Officers                           29
                                                              The MainStay(R) Funds                           32

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002



                                                                               3
                                                                               -

$10,000 Invested in MainStay Tax Free
Bond Fund versus Lehman Brothers
Municipal Bond Index and Inflation

CLASS A SHARES Total Returns: 1 Year -0.64%, 5 Years 3.53%, 10 Years 4.77%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND
                                             BOND FUND               INDEX(1)          INFLATION (CPI)(2)
                                         -----------------       ---------------       ------------------
12/91                                           9550                  10000                  10000
12/92                                          10354                  10882                  10296
12/93                                          11430                  12218                  10586
12/94                                          10742                  11587                  10860
12/95                                          12353                  13610                  11142
12/96                                          12802                  14213                  11511
12/97                                          13956                  15519                  11706
12/98                                          14651                  16524                  11894
12/99                                          13663                  16184                  12213
12/00                                          15323                  18074                  12625
12/01                                          15943                  19001                  12820

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -1.18%, 5 Years 3.90%, 10 Years 5.09% Class C Total Returns: 1 Year 2.79%, 5 Years 4.24%, 10 Years 5.09%

                                                                 LEHMAN BROTHERS
                                         MAINSTAY TAX FREE        MUNICIPAL BOND
                                             BOND FUND               INDEX(1)          INFLATION (CPI)(2)
                                         -----------------       ---------------       ------------------
12/91                                          10000                  10000                  10000
12/92                                          10842                  10882                  10296
12/93                                          11968                  12218                  10586
12/94                                          11248                  11587                  10860
12/95                                          12919                  13610                  11142
12/96                                          13350                  14213                  11511
12/97                                          14524                  15519                  11706
12/98                                          15225                  16524                  11894
12/99                                          14165                  16184                  12213
12/00                                          15829                  18074                  12625
12/01                                          16429                  19001                  12820

-------
   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge
   (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Lehman Brothers Municipal Bond Index includes approximately 15,000 municipal bonds rated Baa or better by Moody's with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Index is unmanaged and results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote page 4 for more information about the Lehman Brothers Municipal Bond Index.

Portfolio Management Discussion and Analysis

Early in January 2001, the Federal Reserve began easing monetary policy to soften the impact of a slowing economy. By the end of the year, it had lowered the targeted federal funds rate 11 times--from 6.50% to 1.75%. While signs of a possible economic rebound began to emerge in the third quarter, the September terrorist attacks temporarily derailed most investors' expectations. As the war on terrorism progressed, consumers regained a measure of confidence, and by year-end, many market observers anticipated an economic rebound by the second half of 2002.

In the municipal market, yields on shorter-maturity bonds declined substantially, while yields on longer-term bonds actually increased over the course of the year. As of year-end 2001, the municipal yield curve was at its steepest level since November 1994. As interest rates fell, new issuance surged 43% over the prior year. Refunding volume more than tripled, as municipalities sought to take advantage of lower-cost debt. Retail and institutional demand increased moderately during the year, as investors viewed the municipal market as a "safer haven" than the volatile and declining U.S. equity market. Leveraged investors also added to demand as they sought to profit from the steep yield curve by financing long-term municipal bond purchases with short-term municipal paper.

In the final months of the year, improving equity-market performance caused demand to decline just when new issuance increased. Even though prices dropped and long-term yields rose during the fourth quarter, at year-end most municipal bonds were still attractively priced relative to Treasury securities of comparable duration.

California's deteriorating credit quality has led to much debate and few solutions. Meanwhile, fiscal difficulties in several other states have moved rating agencies to shift from a stable to a negative outlook for many parts of the country. Swift action may be required to restore budget balances and prevent downgrades.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Tax Free Bond Fund returned 4.04% for Class A shares and 3.79% for Class B and Class C shares, excluding all sales charges. Class A shares outperformed and Class B and Class C shares underperformed the 3.90% return of the average Lipper(1) general municipal debt fund over the same period. All share classes underperformed the 5.13% return of the Lehman Brothers Municipal Bond Index(2) for 2001.



                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                                CLASS A
                                                                                -------
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            15.00
12/96                                                                             3.63
12/97                                                                             9.02
12/98                                                                             4.98
12/99                                                                            -6.75
12/00                                                                            12.15
12/01                                                                             4.04

CLASS B AND CLASS C SHARES

                                                                              CLASS B & C
                                                                              -----------
12/92                                                                             8.41
12/93                                                                            10.39
12/94                                                                            -6.02
12/95                                                                            14.86
12/96                                                                             3.33
12/97                                                                             8.80
12/98                                                                             4.83
12/99                                                                            -6.96
12/00                                                                            11.75
12/01                                                                             3.79

STRATEGIC POSITIONING

The Fund responded to Federal Reserve rate cuts by emphasizing the intermediate and long end of the yield curve. Although this detracted from performance as the yield curve steepened and shorter-maturity bonds outperformed, we believe the yields on short-maturity bonds are generally unattractive and that the Fund is well positioned to benefit if the slope of the yield curve declines in 2002.

-------


(3) In a prerefunding, a bond issuer floats a second bond to pay off the earlier issue at its first call date. The proceeds from the sale of the second bond are safely invested, usually in Treasury securities that will mature at the first call date. Improvements in credit quality may sometimes make prepayments profitable for investors.

Our duration strategy added modestly to the Fund's performance during the first half of the year. The Fund maintained a longer duration than its benchmark index for most of the first five months of the year, while the municipal market rallied modestly. In June, increasing economic uncertainty moved us to reduce duration to a neutral position. We extended the Fund's duration during November, when new issuance surged and municipal yields spiked. Since yields continued to rise, however, this positioning detracted from performance in the fourth quarter of 2001.

An overweighted position in tobacco-backed securities contributed positively to Fund performance, as tightening credit spreads and expanding investor interest in these securities helped stimulate price appreciation. Two of the Fund's Allegheny, Pennsylvania, issues were prerefunded,(3) and the resulting price appreciation helped both issues contribute positively to the Fund's performance.

The September terrorist attacks had a negative impact on one of the Fund's holdings--a revenue issue to fund construction of a new cargo facility at New York's JFK Airport. The price fell due to general weakness in the airline sector and widespread concerns over the global economy. After Standard & Poor's placed the issue on credit watch, we liquidated the position in November.

The Fund's underweighted position in hospitals and other higher-yielding securities hurt performance during the first quarter, as credit spreads generally contracted. To deal with earlier cutbacks, many hospitals had streamlined operations, shed unprofitable physician practices, and reduced overhead. When Congress increased funding for Medicare patients in 2001, we realized that fundamentals in the health care sector had reached a positive turning point. We added selectively to this sector as the year progressed, returning to a neutral weighting by midyear. These additions benefited performance, since health care issues outperformed the Lehman Brothers Municipal Bond Index by 2.87% in 2001.

Following a year of slower growth, state tax revenues dropped severely in the third quarter of this year. The events of September augmented the declines, as most states followed the federal government's lead and postponed the due date for third-quarter corporate tax payments. The resulting budget gaps may be difficult for many municipalities to close. As a result, we are emphasizing essential-service revenue bonds, such as those issued to finance transportation facilities, water and sewer utilities, and educational facilities. We are seeking to avoid credits in areas of the country where tax collections are heavily dependent on tourism-related revenue.



                                                                               7
                                                                               -

Fortunately, many states are in a better fiscal position than they were during the recession of the early 1990s. Some have larger rainy-day funds and most are looking for ways to cut expenses. Many states can also issue bonds backed by their share of the national tobacco settlement to help plug deficits. While the deficits are serious, we feel that most municipalities will be able to weather the current economic crisis, unless the recession becomes more serious than current forecasts suggest.

LOOKING AHEAD

The dramatic rise in interest rates in November and December likely reflects widespread anticipation of economic recovery in 2002. While we do not wish to minimize the risks, we believe that historical trends and current indicators both tend to confirm the consensus view. Economic healing may be facilitated by accommodative Federal Reserve policies, a deep inventory correction, and low energy prices. We expect the recovery to start slowly and gradually gain momentum as the year unfolds.

Given this view, we intend to maintain a defensive outlook. As economic growth solidifies, we expect a gravitation toward higher interest rates. We believe the shorter end of the municipal yield curve is more vulnerable to rising interest rates, as recent Fed easing has driven short-term yields to extremely low levels. Thus, we plan to keep the Fund underweighted at the shorter end of the yield curve and to add an emphasis on higher-coupon bonds that typically outperform when interest rates rise.

We have recently reduced zero-coupon bond holdings and longer-maturity deep-discount bonds with coupons of 4.50% to 4.75%, as these securities have shown poor performance in previous economic recoveries. We also plan to selectively add to higher-yielding sectors, such as housing and health care, as yield is likely to be an increasingly important element in total return going forward. Whatever the markets or the economy may bring, the Fund will continue to seek to provide a high level of current income exempt from regular federal income tax, consistent with the preservation of capital.

John Fitzgerald
Laurie Walters
Portfolio Managers
MacKay Shields LLC

The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund. A portion of income may be subject to state and local taxes or the alternative minimum tax.

   TARGETED DIVIDEND POLICY

   MainStay Tax Free Bond Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. In October 2001, the Fund reduced its dividend to reflect the lower yields available in the municipal bond market after aggressive moves by the Federal Reserve to lower short-term interest rates. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2001 Form 1099-DIV for the total amount of their distributions in 2001.



                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                       SINCE INCEPTION
                       1 YEAR   5 YEARS    10 YEARS    THROUGH 12/31/01
    Class A            4.04%     4.49%       5.26%          5.78%
    Class B            3.79%     4.24%       5.09%          5.67%
    Class C            3.79%     4.24%       5.09%          5.67%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                       1 YEAR    5 YEARS    10 YEARS    THROUGH 12/31/01
    Class A            -0.64%     3.53%       4.77%          5.47%
    Class B            -1.18%     3.90%       5.09%          5.67%
    Class C             2.79%     4.24%       5.09%          5.67%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                           SINCE INCEPTION
                         1 YEAR     5 YEARS     10 YEARS   THROUGH 12/31/01
    Class A            118 out of  122 out of  n/a         114 out of
                       273 funds   186 funds               151 funds
    Class B            149 out of  148 out of  80 out of   52 out of
                       273 funds   186 funds   85 funds    53 funds
    Class C            149 out of  n/a         n/a         180 out of
                       273 funds                           226 funds
    Average Lipper
    general municipal
    debt fund          3.90%       4.78%       5.85%       6.85%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $9.62       $0.4472      $0.0000
    Class B     $9.62       $0.4230      $0.0000
    Class C     $9.62       $0.4230      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

   Class A shares are sold with a maximum initial sales charge of 4.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.

Information on this page and the preceding pages has not been audited.



10
-

Portfolio of Investments December 31, 2001

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (99.9%)+

ALABAMA (2.5%)
Huntsville Alabama Health Care
 Authority
 Series A
 5.75%, due 6/1/31.............  $2,500,000       $  2,468,750
University of
 Alabama-Birmingham
 University Revenues
 6.00%, due 10/1/16-10/1/17....   5,995,000          6,439,177
                                                  ------------
                                                     8,907,927
                                                  ------------
ALASKA (1.1%)
Northern Tobacco Securitization
 Corp.
 Alaska Tobacco Settlements
 Asset Bonds
 5.50%, due 6/1/29.............   1,000,000            955,710
 6.50%, due 6/1/31.............   2,750,000          2,892,478
                                                  ------------
                                                     3,848,188
                                                  ------------
CALIFORNIA (5.2%)
California Infrastructure &
 Economic Development
 Kaiser Hospital Asset I-LLC
 Series A
 5.55%, due 8/1/31.............   2,000,000          2,000,400
California Statewide Community
 Catholic Healthcare West
 6.50%, due 7/1/20.............   2,000,000          2,076,020
Foothill-Eastern Transportation
 Corridor Agency, Toll Road
 Revenue, Series A
 (zero coupon), due 1/1/20.....  10,000,000          3,822,300
 (zero coupon), due 1/1/28
 (c)...........................  12,000,000          2,901,840
Los Angeles California
 Unified School District
 Series D
 5.625%, due 7/1/17............   2,000,000          2,117,640
San Francisco California City &
 County Airports Commission
 International Airport Revenue
 Second Series, Issue 6
 6.50%, due 5/1/18 (b).........   3,240,000          3,507,527
Tobacco Securitization
 Authority Southern California
 Tobacco Settlement
 Series A
 5.625%, due 6/1/43............   2,100,000          2,079,903
                                                  ------------
                                                    18,505,630
                                                  ------------
COLORADO (1.3%)
Clear Creek Colorado School
 District
 6.25%, due 12/1/16............   1,060,000          1,178,911

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
COLORADO (CONTINUED)
Denver Colorado Health &
 Hospital Authority Healthcare
 Revenue
 Series A
 6.00%, due 12/1/23............  $  500,000       $    502,565
 6.00%, due 12/1/31............   1,000,000          1,002,680
University of Colorado Hospital
 Authority Revenue
 Series A
 5.60%, due 11/15/31...........   2,000,000          1,912,280
                                                  ------------
                                                     4,596,436
                                                  ------------
DELAWARE (0.6%)
Delaware State Economic
 Development Authority
 Pollution Control
 Delmarva Power
 Series C
 4.90%, due 5/1/26 (d)(e)......   2,250,000          2,263,590
                                                  ------------

DISTRICT OF COLUMBIA (0.7%)
District of Columbia Tobacco
 Settlement Financing Corp.
 Asset Bonds
 6.75%, due 5/15/40............   2,250,000          2,410,132
                                                  ------------

FLORIDA (1.8%)
Capital Trust Agency Florida
 Housing Shadow Run Project
 Series A
 5.15%, due 11/1/30............   2,190,000          2,224,011
Florida Municipal Loan Council
 Revenue
 Series A
 4.75%, due 11/1/21............   1,000,000            929,560
Tampa Florida Utility Tax &
 Special Revenue Refunding
 6.00%, due 10/1/08 (e)........   1,500,000          1,664,775
Waterchase Community
 Development District Florida
 Capital
 Improvement Revenue
 Series B
 5.90%, due 5/1/08.............   1,500,000          1,482,360
                                                  ------------
                                                     6,300,706
                                                  ------------
GEORGIA (1.8%)
Effingham County Georgia
 Industrial Development
 Authority
 Pollution Control Revenue
 6.50%, due 6/1/31 (e).........   2,500,000          2,566,400
Fulton County Georgia
 Development Revenue Georgia
 Athletic Association
 5.00%, due 10/1/20............   1,000,000            980,490

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              11
                                                                               -

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
GEORGIA (CONTINUED)
Georgia State Road and Tollway
 Authority Revenue Governors
 Transportation Choices
 5.00%, due 3/1/21.............  $2,640,000       $  2,602,380
                                                  ------------
                                                     6,149,270
                                                  ------------
ILLINOIS (7.5%)
Chicago Illinois Board of
 Education
 5.00%, due 12/1/31............   2,000,000          1,880,440
 5.875%, due 12/1/14...........   3,130,000          3,377,489
Chicago Illinois Park District
 Harbor Facility Revenue
 5.50%, due 1/1/09.............   2,085,000          2,213,519
Chicago Illinois Water Revenue
 6.50%, due 11/1/15 (e)........   3,005,000          3,492,591
Illinois Health Facilities
 Authority Revenue
 6.25%, due 11/15/29...........   4,000,000          4,101,800
Kankakee Illinois Sewer Revenue
 7.00%, due 5/1/16 (e).........   2,000,000          2,160,480
Regional Transportation
 Authority of Illinois
 Series C
 7.10%, due 6/1/25.............   1,500,000          1,674,510
State of Illinois
 First Series
 5.375%, due 11/1/16...........   2,000,000          2,058,340
 5.75%, due 6/1/14.............   3,450,000          3,683,220
 6.00%, due 11/1/26............   2,000,000          2,238,060
                                                  ------------
                                                    26,880,449
                                                  ------------
INDIANA (2.7%)
Avon Indiana Community School
 Building Corp.
 First Mortgage
 5.00%, due 1/1/07.............   1,000,000          1,048,380
Indianapolis Indiana Local
 Public Improvement Bond Bank
 Series D
 6.75%, due 2/1/20.............   6,000,000          6,359,700
Indianapolis Indiana Thermal
 Energy Systems
 Series A
 5.50%, due 10/1/12............   2,000,000          2,129,320
                                                  ------------
                                                     9,537,400
                                                  ------------
KANSAS (2.4%)
Burlington Pollution Control
 Revenue Kansas Gas & Electric Co.
 Project
 7.00%, due 6/1/31 (e).........   8,300,000          8,569,750
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
KENTUCKY (1.2%)
Kentucky State Property &
 Building Common Revenue
 Project No 68
 5.75%, due 10/1/13............  $2,000,000       $  2,149,820
 5.75%, due 10/1/14............   2,000,000          2,137,980
                                                  ------------
                                                     4,287,800
                                                  ------------
LOUISIANA (7.1%)
Lake Charles Louisiana Harbor &
 Terminal District Port
 Facilities Revenue,
 Truckline Long Co.
 7.75%, due 8/15/22 (e)........  13,250,000         14,041,555
Louisiana State Office
 Facilities Corp.
 Lease Revenue
 Capital Complex Program
 5.50%, due 5/1/13.............   1,000,000          1,064,400
Louisiana State Offshore
 Terminal Authority,
 Deepwater Port Revenue
 Series E
 7.60%, due 9/1/10.............   2,135,000          2,167,473
Tobacco Settlement Financing
 Corporation Louisiana Revenue
 Series 2001B
 5.875%, due 5/15/39...........   8,150,000          7,934,270
                                                  ------------
                                                    25,207,698
                                                  ------------
MASSACHUSETTS (8.5%)
Massachusetts Bay
 Transportation
 Authority Assessment
 Series A
 5.75%, due 7/1/18.............   2,500,000          2,632,975
Massachusetts State
 Consolidated Loan
 Series C
 5.50%, due 10/1/09............   4,000,000          4,320,640
 Series D
 5.50%, due 11/1/16............   9,000,000          9,627,840
Massachusetts State Health &
 Educational Facilities
 Authority Revenue
 Massachusetts Institute of
 Technology, Series I-1
 5.20%, due 1/1/28.............   1,000,000          1,015,910
Massachusetts State Health &
 Educational Facilities
 Partners Healthcare Systems
 Series C
 5.75%, due 7/1/32.............   5,000,000          5,023,450

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
MASSACHUSETTS (CONTINUED)
New England Education Loan
 Marketing Corp., Student Loan
 Series F
 5.625, due 7/1/04 (b).........  $2,500,000       $  2,629,175
 Series A
 5.70, due 7/1/05 (b)..........   4,800,000          5,096,256
                                                  ------------
                                                    30,346,246
                                                  ------------
MICHIGAN (0.2%)
Kent Hospital Finance Authority
 Michigan Revenue Spectrum
 Health, Series A
 5.25%, due 1/15/08 (e)........     825,000            854,032
                                                  ------------

MISSISSIPPI (1.9%)
Mississippi Home Corporation
 Single Family Revenue Mortgage
 Series A-2
 4.70%, due 6/1/24 (b).........   1,525,000          1,541,683
 5.45%, due 6/1/24 (b).........   5,135,000          5,369,310
                                                  ------------
                                                     6,910,993
                                                  ------------
MONTANA (0.6%)
Forsyth Montana Pollution
 Control Revenue, Puget Sound
 Power & Light
 6.80%, due 3/1/22 (e).........   2,200,000          2,261,050
                                                  ------------

NEBRASKA (0.6%)
Nebraska Investment Finance
 Authority, Single Family
 Housing Revenue
 Series C
 6.30%, due 9/1/28 ( b)........   1,990,000          2,051,670
                                                  ------------

NEVADA (2.2%)
Clark County Nevada Bond Bank
 5.50%, due 7/1/14.............   5,460,000          5,718,367
Clark County Nevada Pollution
 Control Revenue
 Nevada Power Co. Project
 Series B
 6.60%, due 6/1/19 (e).........   1,925,000          1,993,203
                                                  ------------
                                                     7,711,570
                                                  ------------
NEW JERSEY (4.5%)
Cape May County New Jersey
 Industrial Pollution Control
 Finance Authority,
 Atlantic City Electric Co.
 Project A
 7.20%, due 11/1/29 (b)........   3,000,000          3,359,700

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
NEW JERSEY (CONTINUED)
New Jersey Economic Development
 Authority Revenue
 Transportation Project
 Series A
 5.875%, due 5/1/14 (c)........  $8,000,000       $  8,569,120
New Jersey State Trust Fund
 Transportation Authority
 System
 Series C
 5.50%, due 12/15/17...........   3,810,000          4,076,243
                                                  ------------
                                                    16,005,063
                                                  ------------
NEW YORK (17.3%)
Long Island Power Authority
 New York Electric System
 Revenue General
 Series A
 5.50%, due 12/1/12............   2,470,000          2,656,139
Metropolitan Transportation
 Authority New York
 Commuter Facilities Revenue,
 Series A
 5.625%, due 7/1/27............   9,500,000          9,777,780
 5.75%, due 7/1/21.............   1,000,000          1,045,220
Metropolitan Transportation
 Authority New York Service
 Contract Capital Appreciation
 Transport Facilities
 Series 7
 (zero coupon), due 7/1/14.....   3,930,000          2,080,110
Nassau County New York
 Interim Financial Authority
 Sales Tax Secured
 Series A
 5.75%, due 11/15/12...........   1,000,000          1,087,120
New York City General
 Obligation
 Series E
 5.875%, due 8/1/13 (c)........  10,000,000         10,446,400
 Series A
 6.00%, due 5/15/21............     500,000            527,475
 Series A
 7.75%, due 8/15/07 (e)........      20,000             20,415
 7.75%, due 8/15/15............      30,000             30,620
 Series D
 8.00%, due 8/1/04.............      30,000             30,629
New York Counties Tobacco Trust
 I
 Tobacco Settlement Pass
 Through Bond Flex Amortization
 5.625%, due 6/1/35............     500,000            497,730
New York State Dormitory
 Authority
 Lease Revenue
 Court Facilities
 5.75%, due 5/15/30............   2,000,000          2,088,860
New York State Dormitory
 Authority
 Revenue
 Series C
 7.375%, due 5/15/10 (e).......   1,280,000          1,570,880

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              13
                                                                               -

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York State Dormitory
 Authority
 Revenue
 Series C (Continued)
 7.375%, due 5/15/10...........  $4,720,000       $  5,446,691
 Series B
 7.50%, due 5/15/11 (e)........   1,675,000          2,058,575
 7.50%, due 5/15/11............   2,870,000          3,367,830
 New York University
 Series A
 5.75%, due 7/1/27.............   3,000,000          3,262,920
 6.00%, due 7/1/18.............   3,300,000          3,693,558
 6.00%, due 7/1/19.............   3,700,000          4,135,120
 State University
 Series C
 5.75%, due 5/15/17............   1,070,000          1,170,387
New York State Environmental
 Facilities Corp. Pollution
 Control
 Revenue, State Water
 Series A
 7.50%, due 6/15/12............   3,050,000          3,137,992
 Series B
 7.50%, due 3/15/11............     700,000            703,983
New York State Thruway
 Authority  Highway & Bridge
 Trust Fund
 Series B-1
 5.75%, due 4/1/16.............   2,500,000          2,664,950
 Service Contract Revenue
 Local Highway & Bridge
 Series B-1
 5.75%, due 4/1/16.............     100,000            104,438
                                                  ------------
                                                    61,605,822
                                                  ------------
NORTH CAROLINA (2.6%)
North Carolina Eastern
 Municipal Power Agency,
 Power System Revenue,
 Series D
 6.75%, due 1/1/26.............   2,000,000          2,097,480
North Carolina Municipal Power
 Agency, Catawba Electrical
 Revenue, Series B
 6.50%, due 1/1/20.............   7,000,000          7,299,950
                                                  ------------
                                                     9,397,430
                                                  ------------
OHIO (2.2%)
American Municipal Power
 Ohio Incorporated
 5.25%, due 1/1/12.............   1,460,000          1,518,926
State of Ohio Air Quality
 Development Authority
 Revenue Pollution Control,
 Cleveland Co. Project
 8.00%, due 12/1/13 (e)........   2,000,000          2,115,200

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
OHIO (CONTINUED)
State of Ohio Turnpike
 Commission
 Turnpike Revenue
 Series B
 5.50%, due 2/15/12............  $4,000,000       $  4,292,840
                                                  ------------
                                                     7,926,966
                                                  ------------
OREGON (0.8%)
State of Oregon Board of
 Higher Education
 Series A
 5.00%, due 8/1/31.............   3,000,000          2,903,160
                                                  ------------

PENNSYLVANIA (3.1%)
Allegheny County Port Authority
 Special Revenue Transportation
 6.25%, due 3/1/16 (c).........   3,750,000          4,239,150
 6.375%, due 3/1/15............   3,120,000          3,550,841
Philadelphia Pennsylvania
 School District
 Series A
 5.75%, due 2/1/11.............   3,000,000          3,275,070
                                                  ------------
                                                    11,065,061
                                                  ------------
PUERTO RICO (3.2%)
Puerto Rico Commonwealth
 5.50%, due 7/1/12 (e)(g)......   5,000,000          5,369,300
Puerto Rico Commonwealth
 Infrastructure Financial
 Authority Special
 Series A
 5.50%, due 10/1/17............   1,500,000          1,580,280
Puerto Rico Electric Power
 Authority Revenue
 Series HH
 5.25%, due 7/1/29.............   2,750,000          2,762,265
Puerto Rico Public Finance
 Corporation Commonwealth
 Appropriation
 Series E
 6.00%, due 8/1/26.............   1,500,000          1,626,990
                                                  ------------
                                                    11,338,835
                                                  ------------
SOUTH CAROLINA (3.7%)
Charleston County South
 Carolina Public
 Improvement
 6.125%, due 9/1/11 (e)........   2,425,000          2,703,196
Charleston South Carolina
 Waterworks & Sewer
 Revenue Systems
 5.25%, due 1/1/14 (e).........   1,000,000          1,034,200
State of South Carolina Public
 Service Authority Revenue
 Series A
 5.50%, due 1/1/14 (e)(g)......   3,310,000          3,437,170

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
LONG-TERM MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA (CONTINUED)
Tobacco Settlement Revenue
 Management Authority
 South Carolina
 Series B
 6.375%, due 5/15/28...........  $4,000,000       $  4,147,080
 6.375%, due 5/15/30...........   1,595,000          1,686,075
                                                  ------------
                                                    13,007,721
                                                  ------------
TEXAS (7.7%)
Austin Texas Water & Wastewater
 System Revenue
 5.75%, due 5/15/15 (e)........   2,900,000          3,062,342
Dallas County Texas Refunding &
 Improvement, Series A
 5.375%, due 8/15/11 (e).......   6,055,000          6,450,149
Dallas Fort Worth Texas
 International
 Airport Facilities
 Improvement Revenue
 Series A
 6.00%, due 11/1/28 (b)........   4,000,000          4,142,800
El Paso Texas Certificates
 Obligation
 5.875%, due 8/15/11...........   1,000,000          1,062,980
Harris County Texas Health
 Facility Development
 Corporation Hospital
 Revenue Memorial Hermann
 Healthcare, Series A
 6.375%, due 6/1/29............   1,500,000          1,554,180
Harris County Texas Health
 Facility Development
 Corporation Revenue
 Saint Luke's Episcopal
 Hospital
 Series A
 5.375%, due 2/15/26...........   2,000,000          1,908,920
Jefferson County Texas Health
 Facility Development
 Corporation
 Texas Baptist Hospitals
 5.20%, due 8/15/21............   1,250,000          1,214,737
San Antonio Texas
 Electric & Gas
 Series 2000
 5.00%, due 2/1/17 (e).........   5,000,000          5,038,850
Texas State College
 Student Loan
 5.50%, due 8/1/10 (b).........   1,760,000          1,854,107
Texas State University
 System Revenue Financing
 Series A
 5.00%, due 3/15/13............   1,000,000          1,010,290
                                                  ------------
                                                    27,299,355
                                                  ------------

                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
WASHINGTON (1.9%)
Seattle Washington Municipal
 Light & Power Revenue
 6.00%, due 10/1/15............   6,500,000          6,919,965
                                                  ------------
WEST VIRGINIA (0.3%)
Kanawha Mercer Nicholas County
 West Virginia Single Family
 Mortgage Revenue
 (zero coupon), due 2/1/15
 (e)...........................  $2,230,000       $  1,083,825
                                                  ------------

WISCONSIN (2.7%)
State of Wisconsin
 Series C
 5.75%, due 5/1/11.............   1,045,000          1,134,264
 6.00%, due 5/1/12.............   4,590,000          5,025,316
 Series F
 5.50%, due 5/1/13.............   1,030,000          1,096,332
State of Wisconsin Health &
 Education Facilities Authority
 Revenue Froedert & Community
 Health Obligation
 5.375%, due 10/1/30...........   2,750,000          2,533,218
                                                  ------------
                                                     9,789,130
                                                  ------------
Total Long-Term Municipal Bonds
 (Cost $349,580,477)...........                    355,942,870
                                                  ------------
CUMULATIVE PREFERRED STOCK (2.6%)

Charter Mac Equity Issuer Trust
 Series A-1
 7.10%, due 6/30/09 (a)(c).....   9,000,000          9,324,000
                                                  ------------
Total Cumulative Preferred
 Stock
 (Cost $9,028,364).............                      9,324,000
                                                  ------------
SHORT-TERM INVESTMENTS (1.7%)

KANSAS (1.4%)
Kansas State Department of
 Transportation
 Highway Revenue
 Series B
 1.85%, due 9/1/20 (d)(e)......   4,870,000          4,870,000

NEW YORK (0.0%) (F)
New York, Subseries B-2
 1.75%, due 8/15/18 (d)........     170,000            170,000

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

MainStay Tax Free Bond Fund


                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
WASHINGTON (0.3%)
Washington State Health Care
 Facilities Authority Revenue
 Virginia Mason Medical Center
 Series B
 1.85%, due 2/15/27 (d)(e).....  $  960,000       $    960,000
                                                  ------------
Total Short-Term Investments
 (Cost $6,000,000).............                      6,000,000
                                                  ------------
Total Investments
 (Cost $364,608,841) (h).......       104.2%       371,266,870(i)
Liabilities in Excess of
 Cash and Other Assets.........        (4.2)       (15,054,298)
                                 -----------      ------------
Net Assets.....................       100.0%      $356,212,572
                                 ===========      ============

                         CONTRACTS      UNREALIZED
                           LONG      DEPRECIATION (j)
                         -----------------------------
FUTURES CONTRACTS (0.00%) (f)

Municipal Bond
 March 2002
 (30 Year).............    (100)         $(200,000)
                                         ---------
Total Futures Contracts
 (Settlement Value
 $10,514,063)..........                  $(200,000)
                                         =========

-------
(a)  May be sold to institutional investors only.
(b)  Interest on these securities is subject to alternative
     minimum tax.
(c)  Segregated or partially segregated as collateral for
     futures contracts and when issued securities.
(d)  Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par.
(e)  Prerefunding securities--issuer has or will issue new
     bonds and use the proceeds to purchase Treasury
     securities that mature at or near the same date as the
     original issue's call date.
(f)  Less than one tenth of a percent.
(g)  When issued security.
(h)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(i)  At December 31, 2001, net unrealized appreciation was
     $6,658,029, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,963,008 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $3,304,979.
(j)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     December 31, 2001.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $364,608,841).............................................       $371,266,870
Cash........................................................             14,434
Receivables:
  Interest..................................................          5,315,347
  Investment securities sold................................          2,964,930
  Fund shares sold..........................................            434,080
  Variation margin on futures contracts.....................             60,938
                                                                   ------------
        Total assets........................................        380,056,599
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................         23,040,815
  Fund shares redeemed......................................            332,797
  Manager...................................................            181,436
  NYLIFE Distributors.......................................            143,051
  Transfer agent............................................             54,329
  Trustees..................................................              3,471
  Custodian.................................................              3,025
Accrued expenses............................................             85,103
                                                                   ------------
        Total liabilities...................................         23,844,027
                                                                   ------------
Net assets..................................................       $356,212,572
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     41,328
  Class B...................................................            327,400
  Class C...................................................              1,648
Additional paid-in capital..................................        380,222,463
Accumulated net realized loss on investments................        (30,838,296)
Net unrealized appreciation on investments and futures
  contracts.................................................          6,458,029
                                                                   ------------
Net assets..................................................       $356,212,572
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 39,759,390
                                                                   ============
Shares of beneficial interest outstanding...................          4,132,849
                                                                   ============
Net asset value per share outstanding.......................       $       9.62
Maximum sales charge (4.50% of offering price)..............               0.45
                                                                   ------------
Maximum offering price per share outstanding................       $      10.07
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $314,867,355
                                                                   ============
Shares of beneficial interest outstanding...................         32,740,024
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.62
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,585,827
                                                                   ============
Shares of beneficial interest outstanding...................            164,845
                                                                   ============
Net asset value and offering price per share outstanding....       $       9.62
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.



                                                                              17
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest..................................................  $ 19,787,628
                                                              ------------
Expenses:
  Manager...................................................     2,113,134
  Distribution--Class B.....................................       800,740
  Distribution--Class C.....................................         3,099
  Service--Class A..........................................        76,633
  Service--Class B..........................................       800,740
  Service--Class C..........................................         3,099
  Transfer agent............................................       324,712
  Recordkeeping.............................................        61,884
  Professional..............................................        57,833
  Shareholder communication.................................        55,887
  Registration..............................................        37,167
  Custodian.................................................        36,145
  Trustees..................................................        12,522
  Miscellaneous.............................................        37,532
                                                              ------------
    Total expenses..........................................     4,421,127
                                                              ------------
Net investment income.......................................    15,366,501
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................     2,396,875
  Futures transactions......................................      (482,244)
                                                              ------------
Net realized gain on investments............................     1,914,631
                                                              ------------
Net change in unrealized appreciation (depreciation) on
  investments:
  Security transactions.....................................    (4,049,002)
  Futures transactions......................................      (140,625)
                                                              ------------
Net unrealized loss on investments..........................    (4,189,627)
                                                              ------------
Net realized and unrealized loss on investments.............    (2,274,996)
                                                              ------------
Net increase in net assets resulting from operations........  $ 13,091,505
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income.....................................  $15,366,501    $ 16,517,454
  Net realized gain (loss) on investments...................    1,914,631     (10,678,685)
  Net change in unrealized appreciation (depreciation) on
    investments.............................................   (4,189,627)     32,083,284
                                                              ------------   ------------
  Net increase in net assets resulting from operations......   13,091,505      37,922,053
                                                              ------------   ------------
Dividends to shareholders:
  From net investment income:
    Class A.................................................   (1,463,396)       (761,964)
    Class B.................................................  (13,854,015)    (15,726,286)
    Class C.................................................      (53,528)        (31,862)
                                                              ------------   ------------
      Total dividends to shareholders.......................  (15,370,939)    (16,520,112)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   53,389,585      29,653,294
    Class B.................................................   24,464,236      12,332,962
    Class C.................................................    1,250,466       1,017,765
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................    1,167,245         540,425
    Class B.................................................    8,874,295      10,119,834
    Class C.................................................       35,759          20,873
                                                              ------------   ------------
                                                               89,181,586      53,685,153
Cost of shares redeemed:
    Class A.................................................  (36,941,728)    (22,408,908)
    Class B.................................................  (37,789,297)    (79,960,965)
    Class C.................................................     (813,700)       (444,730)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   13,636,861     (49,129,450)
                                                              ------------   ------------
      Net increase (decrease) in net assets.................   11,357,427     (27,727,509)
NET ASSETS:
Beginning of year...........................................  344,855,145     372,582,654
                                                              ------------   ------------
End of year.................................................  $356,212,572   $344,855,145
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              19
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                    Class A
                                                              ----------------------------------------------------
                                                                            Year ended December 31,
                                                              ----------------------------------------------------
                                                                2001       2000       1999       1998       1997
                                                              --------   --------   --------   --------   --------
Net asset value at beginning of period......................  $   9.68   $   9.08   $  10.20   $  10.19   $   9.84
                                                              --------   --------   --------   --------   --------
Net investment income.......................................      0.45       0.47       0.45       0.47       0.51
Net realized and unrealized gain (loss) on investments......     (0.06)      0.60      (1.12)      0.03       0.35
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.39       1.07      (0.67)      0.50       0.86
                                                              --------   --------   --------   --------   --------
Less dividends:
  From net investment income................................     (0.45)     (0.47)     (0.45)     (0.49)     (0.51)
                                                              --------   --------   --------   --------   --------
Net asset value at end of period............................  $   9.62   $   9.68   $   9.08   $  10.20   $  10.19
                                                              ========   ========   ========   ========   ========
Total investment return (a).................................      4.04%     12.15%     (6.75%)     4.98%      9.02%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...................................      4.59%      5.05%      4.62%      4.61%      5.14%
    Expenses................................................      1.03%      1.03%      1.02%      1.02%      1.01%
Portfolio turnover rate.....................................        57%        56%       101%       116%       119%
Net assets at end of period (in 000's)......................  $ 39,760   $ 22,495   $ 13,676   $ 17,868   $ 13,017

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


20
-

                          Class B                                             Class C
    ----------------------------------------------------   ----------------------------------------------
                                                                                            September 1*
                  Year ended December 31,                     Year ended December 31,          through
    ----------------------------------------------------   ------------------------------   December 31,
      2001       2000       1999       1998       1997       2001       2000       1999         1998
    --------   --------   --------   --------   --------   --------   --------   --------   -------------
    $   9.68   $   9.09   $  10.21   $  10.19   $   9.84   $   9.68   $   9.09   $  10.21     $  10.25
    --------   --------   --------   --------   --------   --------   --------   --------     --------
        0.42       0.45       0.43       0.45       0.49       0.42       0.45       0.43         0.15
       (0.06)      0.59      (1.12)      0.03       0.35      (0.06)      0.59      (1.12)       (0.04)
    --------   --------   --------   --------   --------   --------   --------   --------     --------
        0.36       1.04      (0.69)      0.48       0.84       0.36       1.04      (0.69)        0.11
    --------   --------   --------   --------   --------   --------   --------   --------     --------
       (0.42)     (0.45)     (0.43)     (0.46)     (0.49)     (0.42)     (0.45)     (0.43)       (0.15)
    --------   --------   --------   --------   --------   --------   --------   --------     --------
    $   9.62   $   9.68   $   9.09   $  10.21   $  10.19   $   9.62   $   9.68   $   9.09     $  10.21
    ========   ========   ========   ========   ========   ========   ========   ========     ========
        3.79%     11.75%     (6.96%)     4.83%      8.80%      3.79%     11.75%     (6.96%)       1.09%
        4.34%      4.80%      4.37%      4.36%      4.93%      4.34%      4.80%      4.37%        4.36%+
        1.28%      1.28%      1.27%      1.27%      1.22%      1.28%      1.28%      1.27%        1.27%+
          57%        56%       101%       116%       119%        57%        56%       101%         116%
    $314,867   $321,230   $358,417   $461,420   $482,209   $  1,586   $  1,130   $    490     $      5

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              21
                                                                               -

MainStay Tax Free Bond Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Tax Free Bond Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

The ability of issuers of debt securities to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (b) by appraising options and futures contracts at the last sale price on the market


22
-

Notes to Financial Statements


where such options or futures are principally traded, and (c) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio investments that occur between the close of trading on the principal market for such investments and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin." When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into contracts for the future delivery of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of the Fund's portfolio or to try to enhance the Fund's returns.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable


                                                                              23
                                                                               -

MainStay Tax Free Bond Fund


income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book-tax difference of $4,438 is an increase and decrease to accumulated net investment income and additional paid-in-capital, respectively. These book-tax differences are due primarily to a reclassification of distributions.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (i) of the Portfolio of Investments.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of tax exempt income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Premiums on securities purchased by the Fund are amortized on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts are accreted when required by federal tax regulations.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.


24
-

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $2,113,134.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.25% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and


                                                                              25
                                                                               -

MainStay Tax Free Bond Fund


Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,462 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $763, $102,564 and $655, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expense accrued for the year ended December 31, 2001, amounted to $324,712.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $8,387 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $61,884 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $30,909,064, were available as shown in the table below, to the extent provided by the regulations, to offset future


26
-
realized gains through 2008. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
     2003...................................................  $ 3,420
     2007...................................................   12,036
     2008...................................................   15,453
                                                              -------
                                                              $30,909
                                                              =======

In addition, the Fund intends to elect to treat for federal income tax purposes $129,232 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

The fund utilized $301,343 of capital loss carryforward during the year ended December 31, 2001.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $225,697 and $197,352, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                              YEAR ENDED                                YEAR ENDED
                                           DECEMBER 31, 2001                         DECEMBER 31, 2000
                                  -----------------------------------       -----------------------------------
                                  CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                  -------       -------       -------       -------       -------       -------
Shares sold.....................   5,469         2,501          128          3,167         1,321          108
Shares issued in reinvestment of
  dividends.....................     120           912            3             58         1,087            2
                                  ------        ------          ---         ------        ------          ---
                                   5,589         3,413          131          3,225         2,408          110
Shares redeemed.................  (3,781)       (3,870)         (83)        (2,406)       (8,651)         (47)
                                  ------        ------          ---         ------        ------          ---
Net increase (decrease).........   1,808          (457)          48            819        (6,243)          63
                                  ======        ======          ===         ======        ======          ===


                                                                              27
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Tax Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Tax Free Bond Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002


28
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."


                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------


30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------


                                                                              31
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.


32
-

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MST11-02/02
                                                                13

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Tax Free Bond Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                              2

                                                              $10,000 Invested in MainStay Total Return
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                          3

                                                              Portfolio Management Discussion and
                                                              Analysis                                        4

                                                              Year-by-Year Performance                        5

                                                              Returns and Lipper Rankings as of
                                                              12/31/01                                       10

                                                              Portfolio of Investments                       12

                                                              Financial Statements                           19

                                                              Notes to Financial Statements                  24

                                                              Report of Independent Accountants              34

                                                              Trustees and Officers                          35

                                                              The MainStay(R) Funds                          38

2

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Total Return Fund versus S&P 500
Index and Inflation

CLASS A SHARES Total Returns: 1 Year -16.77%, 5 Years 6.80%, 10 Years 8.51% [Class A Line Graph]

                                                  MAINSTAY TOTAL RETURN
                                                          FUND                 S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                  ---------------------        ----------------           ------------------
12/91                                                    9450.00                    10000.00                    10000.00
12/92                                                    9792.00                    10762.00                    10296.00
12/93                                                   10820.00                    11847.00                    10586.00
12/94                                                   10559.00                    12003.00                    10860.00
12/95                                                   13586.00                    16514.00                    11142.00
12/96                                                   15383.00                    20306.00                    11511.00
12/97                                                   18188.00                    27080.00                    11706.00
12/98                                                   23087.00                    34819.00                    11894.00
12/99                                                   26887.00                    42145.00                    12213.00
12/00                                                   25683.00                    38310.00                    12625.00
12/01                                                   22621.00                    33762.00                    12820.00

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -16.88%, 5 Years 6.99%, 10 Years 8.64% Class C Total Returns: 1 Year -13.46%, 5 Years 7.28%, 10 Years 8.64% [Class B & C Line Graph]

                                                  MAINSTAY TOTAL RETURN
                                                          FUND                 S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                  ---------------------        ----------------           ------------------
12/91                                                   10000.00                    10000.00                    10000.00
12/92                                                   10362.00                    10762.00                    10296.00
12/93                                                   11450.00                    11847.00                    10586.00
12/94                                                   11174.00                    12003.00                    10860.00
12/95                                                   14299.00                    16514.00                    11142.00
12/96                                                   16119.00                    20306.00                    11511.00
12/97                                                   18964.00                    27080.00                    11706.00
12/98                                                   23886.00                    34819.00                    11894.00
12/99                                                   27613.00                    42145.00                    12213.00
12/00                                                   26206.00                    38310.00                    12625.00
12/01                                                   22902.00                    33762.00                    12820.00

-------

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO
    MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT
    SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
    SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS
    THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph.
    Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Class
    B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.
(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies,
    Inc. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market.
    Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

4
-------


(1) A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.
(2) See footnote and table on page 10 for more information about Lipper Inc.
(3) See footnote on page 3 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

Stocks and bonds moved in opposite directions in 2001, underscoring the value of diversification. Early in the year, weakness in the technology sector began to spread to other industries. As the economy slowed and demand decreased, corporations began to adjust their earnings and profit projections downward. In the third quarter, gross domestic product slipped into negative territory, and it later became evident that the economy had been in recession since March.

The September terrorist attacks hastened the stock market's downturn and brought many businesses to a near standstill. Investors gradually recovered their composure, and the equity markets staged a broad rally in the fourth quarter of 2001. Throughout most of the year, value stocks outperformed growth stocks by a wide margin.

The Federal Reserve started easing the monetary supply on January 3, 2001. This was the first of 11 successive moves to revive the economy. Over the course of the year, the Fed reduced the targeted federal funds rate from 6.50% to 1.75%, its lowest level in several decades.

Bond investors alternated between periods of optimism and pessimism. Ten-year Treasury yields tended to track investor sentiments--rising in January, falling in February and March, and ascending to a peak in May. Treasury yields continued to drop off until early November, finally rising for the last seven weeks of the year. Despite this volatility, at year-end the yields on 10- and 30-year Treasuries were close to where they started the year, while the yields on two-year and five-year Treasuries had declined.

Yield spreads also saw wide variations, with the difference between two-year and 30-year Treasury yields ballooning from 50 basis points(1) at the beginning of the year to some 275 basis points after the September attacks. Following the Treasury's announcement that it would no longer offer 30-year bonds, this spread settled to 250 basis points. Overall, bonds had a positive year, while equity results were negative.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Total Return Fund returned -11.92% for Class A shares and -12.61% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -4.39% return of the average Lipper(2) balanced fund over the same period. All share classes also underperformed the -11.87% return of the S&P 500 Index(3) for 2001.

                                                                      -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

[BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            28.66
12/96                                                                            13.22
12/97                                                                            18.24
12/98                                                                            26.93
12/99                                                                            16.46
12/00                                                                            -4.48
12/01                                                                           -11.92

CLASS B AND CLASS C SHARES

[BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                             3.62
12/93                                                                            10.50
12/94                                                                            -2.41
12/95                                                                            27.96
12/96                                                                            12.73
12/97                                                                            17.65
12/98                                                                            25.96
12/99                                                                            15.60
12/00                                                                            -5.10
12/01                                                                           -12.61

The Fund's relative underperformance resulted largely from our efforts to position the equity portion of the portfolio defensively. Unfortunately, some of the sectors we chose failed to perform as anticipated. Although the Fund's high-yield bond holdings had positive returns, they underperformed other bond sectors during the reporting period.

EQUITY STRATEGIES

In the equity portion of the Fund's portfolio, our decision to reduce technology exposure early in 2001 helped the Fund's relative performance, as the sector

6

experienced widespread declines through much of the year. Microsoft--a weak performer in 2000--was one of the Fund's strongest equity holdings in 2001. The stock gained 53% for the year. Unfortunately, our decision to hold onto other technology leaders, including Sun Microsystems, Oracle, EMC Corp., and Cisco Systems, all detracted from the Fund's performance. EMC and Cisco were among the Fund's worst-performing equity holdings for the year. Corning also suffered when telecommunications spending dried up and demand for fiber-optic cable slowed. We sold the stock at a substantial loss in July, but the sale was prudent since the stock continued to decline through the end of the year.

By the fourth quarter, we realized that many technology stocks had been oversold and began increasing the Fund's technology exposure. New positions in IBM, Electronic Data Systems, and SunGard Data Systems made positive contri-butions to the performance of the equity portion of the Fund's portfolio. As of December 31, 2001, the Fund had no equity exposure to telecommunications services, which proved beneficial in a difficult year for most telecom-related stocks.

In the equity portion of the Fund's portfolio, a defensive position in consumer staples underperformed our expectations in 2001, but an overweighted position in consumer cyclicals helped performance throughout the year. Home-products retailer Bed Bath & Beyond was one of the Fund's best-performing equity holdings, as positive earnings surprises helped the stock advance 52% for the year. Harley-Davidson, another top performer, reached record sales and earnings as its stock rose 37% for the year. Kohl's, a discount retailer, faced declines in the spring and fall, but a strong recovery in the fourth quarter helped the stock advance 16% for the year.

The Fund added to its consumer cyclical weighting during the year by estab-lishing equity positions in Best Buy, Cendant, Lowe's, and Target--each of which contributed positively to performance.

Although defensive stocks typically do well in difficult markets, our decision to increase the Fund's utility and health care stocks early in 2001 failed to produce the desired results. We later sold all of the Fund's utility holdings, including AES, El Paso Energy, Calpine, and Enron, before West Coast energy problems sent the sector into a steep decline. Although the sales detracted from the Fund's equity performance, they helped the Fund avoid Enron's catastrophic price decline.

Health care stocks also had a negative overall impact on the equity portion of the Fund's portfolio in 2001, as weak earnings caused drug companies to underperform and competitive issues took a toll on medical-device manufacturers. Baxter International was a notable exception. The company, a leader in blood-related equipment and supplies, provided solid operating results, and its stock appreciated 22% for the year.

                                                                               7
-------                                                                        -


(3) Bonds rated AA by Standard & Poor's differ from the highest-rated issues only in small degree, and according to Standard & Poor's, the obligor's capacity to meet its commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

During 2001, we reduced the Fund's equity exposure to slower-growth pharmaceutical companies and added drug companies with faster-growth profiles, as well as health services companies and biotechnology names. The net effect of our health care stock sales was positive. Among new equity purchases, Abbott Labs, Genzyme, and UnitedHealth Group had a positive impact on performance, while HCA, Cardinal Health, and Pfizer detracted from the Fund's equity results.

During the year, the Fund shifted its mix of financial stocks by adding BankAmerica, FleetBoston Financial, Fannie Mae, and Washington Mutual. We eliminated equity positions in Mellon Financial, Providian, and Goldman Sachs. Most of the Fund's adjustments in the financial sector had a positive impact on performance.

We added to the Fund's holdings in capital goods by establishing positions in General Dynamics and Illinois Toolworks, with a neutral to positive impact on performance. We sold CVS, Kimberly Clark, and Disney due to inconsistent results or fundamental weakness. As part of its defensive strategy, the equity portion of the Fund's portfolio held a 10% cash position in early September. After the terrorist attacks, we had cash to invest at a low point in the year, which helped the equity portion of the Fund outperform the market in the fourth quarter.

BOND STRATEGIES

A variety of factors contributed to the solid performance of the income portion of the Fund's portfolio in 2001. In February, anticipating investor dissatisfaction with declining Treasury yields, the Fund increased its exposure to agency secu-rities, including Fannie Mae and Freddie Mac bonds, which, in our opinion, had become attractive as a result of an overreaction to earlier congressional remarks about government-sponsored entities. As part of that process, the Fund invested in higher-yielding double-A rated agency debt,(3) which had a positive impact on performance.

When interest rates began to decline early in the year, we became concerned about prepayment risk among residential mortgage-backed securities. Our early move to a neutral weighting had a negative impact in April and May. But our defensive positioning proved beneficial later, as demand increased for the types of issues we had selected--including seasoned loans, Ginnie Maes, and bonds with 15-year maturities. In the fall, we moved to an underweighted position in mortgage-backed securities, selling into strong bids. In November, the sector softened, and we found attractive buying opportunities. By the end of the year, we had returned to an overweighted position. If interest rates rise in 2002, we believe that prepayment risk and volatility are likely to decline, and accordingly, we will expect to add to our holdings.

8
-------


(4) Bonds rated AAA by Standard & Poor's have the highest quality rating, and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

In the commercial mortgage-backed securities sector, we purchased Fannie Mae issues collateralized by loans on multifamily properties. This move was designed to reduce economic sensitivity, but failed to perform in line with our expectations. The Fund continues to hold the securities, as we believe they have solid total-return potential.

We emphasized rate-reduction bonds, which were among the Funds best performers. These triple-A rated securities(4) are issued by utilities in states facing deregulation. Sensing an overreaction to California's energy problems, the Fund was able to identify attractively priced new issues and take profits at the end of the year when rate-reduction bonds moved closer to what we considered to be their fair value.

The income portion of the Fund's portfolio increased its exposure to corporate bonds over the course of the year, more than doubling its allocation to this asset class from the beginning of the year. We have identified what we believe to be attractive opportunities among companies in independent power, telecommunications, and environmental services.

Overall, the bond portion of the Fund's portfolio is widely diversified to prevent setbacks in any one sector from having a major impact on performance. Since high-grade corporate bonds were among the best-performing asset classes in 2001, the increased allocation to this sector was beneficial for the Fund's performance. High-yield bonds in the Fund's portfolio tended to underperform high-grade issues.

Although there were opportunities to benefit from duration and yield-curve positioning during the year, they were easier to identify after the fact. When we lengthened duration in April, the market disagreed, so we closed the duration position in May at a loss. In hindsight, we should have held the position through November to track Treasury yields lower.

During the summer, we positioned the Fund for a flatter yield curve, but after the September terrorist attacks, a flight to quality caused the yield curve to steepen dramatically. By the time we had repositioned the Fund for a steepen-ing bias, the Treasury announced that it would suspend the 30-year bond auction. Had we been able to foresee this surprise move, we would have re-tained our bias toward a flattening yield curve, which would have been more profitable.

LOOKING AHEAD

We anticipate a positive investment environment for both stocks and bonds in 2002, but any advances will depend on a number of factors. An ideal scenario would include favorable economic news, stronger corporate earnings, positive developments in the war on terrorism, accommodative Federal Reserve policies, and a fiscal stimulus package from Congress.

                                                                               9
                                                                               -

If this combination fails to materialize, we see reasons for caution. Since current valuations in the stock market remain high relative to earning expectations, we believe stocks are still vulnerable to negative surprises.

We also believe that any economic recovery is likely to start slowly and build momentum over time. As a result, we anticipate that the bond markets may express a preference for yield and risk. To take advantage of this possibility, we have increased exposure to corporate bonds. We have also overweighted residential mortgage-backed securities, and we see potential in seasoned commercial mortgage-backed securities with minimal exposure to economically sensitive sectors.

As the new year develops, we may move to a neutral yield-curve posture, seeking to benefit from a gradual economic recovery. We may also trim duration to slightly short-of-neutral to take advantage of an anticipated rise in Treasury yields as the economy strengthens. Whatever the markets or the economy may bring, the Fund will continue to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Rudolph C. Carryl
Edmund C. Spelman
Gary Goodenough
Christopher Harms
Portfolio Managers
MacKay Shields LLC

10
-

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/01
    Class A          -11.92%        8.02%       9.12%          10.93%
    Class B          -12.61%        7.28%       8.64%          10.58%
    Class C          -12.61%        7.28%       8.64%          10.58%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                          SINCE INCEPTION
                      1 YEAR      5 YEARS     10 YEARS    THROUGH 12/31/01
    Class A          -16.77%        6.80%       8.51%          10.48%
    Class B          -16.88%        6.99%       8.64%          10.58%
    Class C          -13.46%        7.28%       8.64%          10.58%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                           SINCE INCEPTION
                      1 YEAR       5 YEARS     10 YEARS    THROUGH 12/31/01
    Class A         444  out of  118  out of      n/a           72 out of
                    479  funds   293  funds                    184 funds
    Class B         458  out of  163  out of   45  out of       25 out of
                    479  funds   293  funds    71  funds        46 funds
    Class C         458  out of      n/a          n/a          263 out of
                    479  funds                                 375 funds
    Average Lipper
    balanced fund     -4.39%        7.64%        9.40%          10.59%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $18.92      $0.3545      $0.2190
    Class B     $18.95      $0.2022      $0.2190
    Class C     $18.95      $0.2022      $0.2190

-------

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 12/29/87 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

                                                                              11
                                                                               -

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 12/29/87, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 12/29/87 through 12/31/01.

Information on this page and the preceding pages has not been audited.

12
-

MainStay Total Return Fund

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
LONG-TERM BONDS (33.6%)+
ASSET-BACKED SECURITIES (1.0%)

AIR FREIGHT (0.1%)
Atlas Air, Inc.
 Pass-Through Certificates
 Series 1999-1 Class C
 8.01%, due 1/2/10...........  $  330,297       $      298,734
 8.77%, due 1/2/11...........     666,402              610,971
                                                --------------
                                                       909,705
                                                --------------
AIRLINES (0.0%) (B)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10..........     590,000              551,765
                                                --------------
AUTOMOBILES (0.5%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05..........   6,380,000            6,330,268
                                                --------------

ELECTRIC POWER COMPANIES (0.2%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17...........     855,000              844,116
 Series 1999-B
 9.67%, due 1/2/29...........   1,375,000            1,408,261
ESI Tractebel Acquisition
 Corp.
 Series B
 7.99%, due 12/30/11.........     800,000              805,600
                                                --------------
                                                     3,057,977
                                                --------------
INDEPENDENT POWER PRODUCER (0.1%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c)......   1,375,000            1,251,718
                                                --------------

UTILITIES--ELECTRIC & GAS (0.1%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2000-1 Class A7
 6.75%, due 6/15/16..........   1,645,000            1,698,995
                                                --------------
Total Asset-Backed Securities
 (Cost $14,089,144)..........                       13,800,428
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (11.6%)
AEROSPACE/DEFENSE (0.0%) (B)
Sequa Corp.
 Series B
 8.875%, due 4/1/08..........  $  450,000       $      420,750
                                                --------------

AIRLINES (0.0%) (B)
Delta Air Lines, Inc.
 8.30%, due 12/15/29.........     660,000              530,368
 9.75%, due 5/15/21..........     125,000              106,640
                                                --------------
                                                       637,008
                                                --------------
AUTO LEASES (0.3%)
Ford Motor Credit Co.
 6.50%, due 1/25/07..........   4,188,000            4,097,242
                                                --------------

AUTOMOBILES (0.2%)
Ford Motor Co.
 7.45%, due 7/16/31..........   2,643,000            2,421,485
                                                --------------

BANKS--MAJOR REGIONAL (0.2%)
Wells Fargo Co.
 7.20%, due 5/1/03...........   2,590,000            2,731,564
                                                --------------

BEVERAGES--ALCOHOLIC (0.1%)
Anheuser-Busch Cos., Inc.
 6.80%, due 1/15/31..........   1,745,000            1,820,562
                                                --------------

BROADCAST/MEDIA (0.4%)
News America, Inc.
 7.25%, due 5/18/18..........     775,000              734,444
Time Warner Entertainment Co.
 10.15, due 5/1/12...........   4,032,000            5,074,970
                                                --------------
                                                     5,809,414
                                                --------------
CABLE TV (0.1%)
CSC Holdings, Inc.
 7.625%, due 4/1/11..........   1,005,000            1,006,385
                                                --------------

CHEMICALS (0.1%)
Airgas, Inc.
 9.125%, due 10/1/11.........     195,000              205,725
Olin Corp.
 9.125%, due 12/15/11........     685,000              692,843
                                                --------------
                                                       898,568
                                                --------------
CHEMICALS--SPECIALTY (0.1%)
Equistar Chemicals, L.P.
 7.55%, due 2/15/26..........     365,000              260,788

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2001

                                                                              13
                                                                               -

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
CHEMICALS--SPECIALTY (CONTINUED)
Millennium America, Inc.
 7.625%, due 11/15/26........  $1,065,000       $      820,050
                                                --------------
                                                     1,080,838
                                                --------------
COMPUTER SYSTEMS (0.0%) (B)
Unisys Corp.
 7.25%, due 1/15/05..........     340,000              332,350
                                                --------------

ELECTRIC POWER COMPANIES (2.4%)
AES Corp., (The)
 7.375%, due 6/15/14.........   5,080,000            4,826,000
 8.75%, due 12/15/02.........     315,000              310,275
CMS Energy Corp.
 Series B
 6.75%, due 1/15/04..........     910,000              894,414
 8.125%, due 5/15/02.........     550,000              553,775
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)...     270,000              278,100
Detroit Edison Co.
 5.05%. due 10/1/05..........   3,405,000            3,371,488
Edison Mission Energy
 9.875%, due 4/15/11.........     530,000              545,480
Energy East Corp.
 5.75%, due 11/15/06.........   4,250,000            4,095,419
First Energy Corp.
 7.375%, due 11/15/31........   4,029,000            3,933,444
Illinois Power Co.
 7.50%, due 6/15/09..........     370,000              355,604
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11........     530,000              558,831
PPL Energy Supply LLC
 6.40%, due 11/1/11 (c)......   2,430,000            2,262,918
PSEG Power LLC
 6.875%, due 4/15/06.........   9,765,000           10,000,141
Western Resources, Inc.
 6.875%, due 8/1/04..........     450,000              434,073
 7.125%, due 8/1/09..........     425,000              388,486
                                                --------------
                                                    32,808,448
                                                --------------
ENTERTAINMENT (0.0%) (B)
Time Warner Inc.
 9.125%, due 1/15/13.........     503,000              596,213
                                                --------------

FINANCE (0.5%)
Associates Corp. of North
 America
 6.10%, due 1/15/05..........   3,540,000            3,677,242
Boeing Capital Corp.
 Series XI
 4.88%, due 8/20/04..........   2,480,000            2,503,411
                                                --------------
                                                     6,180,653
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
FINANCIAL MISCELLANEOUS (0.3%)
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c)......  $  695,000       $      700,289
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08.........   4,025,000            4,031,593
                                                --------------
                                                     4,731,882
                                                --------------
FOOD (0.4%)
Smithfield Foods, Inc.
 7.625%, due 2/15/08.........     305,000              298,900
 8.00%, due 10/15/09 (c).....     225,000              231,750
Tyson Foods, Inc.
 7.25%, due 10/1/06 (c)......   4,150,000            4,303,575
                                                --------------
                                                     4,834,225
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.0%) (B)
McKesson HBOC, Inc.
 7.65%, due 3/1/27...........     345,000              300,359
                                                --------------

GOLD & PRECIOUS METALS MINING (0.1%)
Newmont Mining Corp.
 8.625%, due 5/15/11.........   1,565,000            1,603,839
                                                --------------

HEALTH CARE--DIVERSIFIED (0.2%)
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11..........   2,145,000            2,124,783
                                                --------------

HEALTH CARE--DRUGS (0.0%) (B)
AmerisourceBergen Corp.
 8.125%, due 9/1/08..........     400,000              410,000
                                                --------------

HEALTH CARE--HOSPITAL MANAGEMENT (0.1%)
HCA-The Healthcare Corp.
 7.50%, due 11/15/95.........     330,000              299,784
 8.75%, due 9/1/10...........     335,000              361,800
                                                --------------
                                                       661,584
                                                --------------
HEALTH CARE--SERVICES (0.0%) (B)
Senior Housing Properties
 Trust
 8.625%, due 1/15/12.........     225,000              227,250
                                                --------------

HEAVY DUTY TRUCKS & PARTS (0.0%) (B)
Navistar International Corp.
 Series B
 9.375%, due 6/1/06..........     415,000              435,750
                                                --------------

HOSPITALS/NURSING HOMES/HEALTH CARE (0.1%)
Manor Care, Inc.
 8.00%, due 3/1/08...........     765,000              791,775
                                                --------------

HOTEL/MOTEL (0.2%)
Hilton Hotels Corp.
 7.625%, due 5/15/08.........   1,590,000            1,516,183


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

14
-

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
HOTEL/MOTEL (CONTINUED)
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15........  $  835,000       $      722,726
                                                --------------
                                                     2,238,909
                                                --------------
INDEPENDENT POWER PRODUCER (0.3%)
Calpine Corp.
 8.50%, due 2/15/11..........   4,345,000            3,953,811
NRG Energy, Inc.
 7.75%, due 4/1/11...........     360,000              338,630
                                                --------------
                                                     4,292,441
                                                --------------
INSURANCE--LIFE & HEALTH (0.2%)
UnumProvident Corp.
 7.625%, due 3/1/11..........   2,530,000            2,627,198
                                                --------------
LEISURE TIME (0.1%)
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36.........     320,000              283,037
Harrah's Operating Co., Inc.
 8.00%, due 2/1/11...........     420,000              432,648
Park Place Entertainment
 Corp.
 8.125%, due 5/15/11.........     565,000              552,288
Station Casinos, Inc.
 8.375%, due 2/15/08.........     410,000              416,150
                                                --------------
                                                     1,684,123
                                                --------------
OIL--INTEGRATED DOMESTIC (0.6%)
Conoco Funding Co.
 6.35%, due 10/15/11.........   2,085,000            2,103,267
Conoco Inc.
 5.90%, due 4/15/04..........   5,355,000            5,561,414
                                                --------------
                                                     7,664,681
                                                --------------
OIL & GAS--EXPLORATION & PRODUCTION (0.3%)
Burlington Resources, Inc.
 6.68%, due 2/15/11..........   3,770,000            3,727,825
Forest Oil Corp.
 8.00%, due 12/15/11 (c).....     455,000              455,000
                                                --------------
                                                     4,182,825
                                                --------------
OIL & GAS--WELL EQUIPMENT & SERVICES (0.0%) (B)
Halliburton Co.
 6.00%, due 8/1/06...........     370,000              338,406
                                                --------------

PAPER & FOREST PRODUCTS (0.5%)
Georgia-Pacific Corp.
 7.50%, due 5/15/06..........     690,000              686,426
Pope & Talbot, Inc.
 8.375%, due 6/1/13..........     985,000              911,125
Rock-Tenn Co.
 8.20%, due 8/15/11..........   4,740,000            4,832,823
                                                --------------
                                                     6,430,374
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
PUBLISHING--NEWSPAPERS (0.1%)
Belo Corp.
 8.00%, due 11/1/08..........  $1,320,000       $    1,348,173
                                                --------------

REAL ESTATE (0.0%) (B)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07 (f)......     475,000              428,589
                                                --------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.2%)
GS Escrow Corp.
 7.125%, due 8/1/05..........   1,605,000            1,609,988
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11..........     525,000              543,160
Hospitality Properties Trust
 7.00%, due 3/1/08...........     475,000              456,043
MeriStar Hospitality Corp.
 9.00%, due 1/15/08..........     330,000              313,500
                                                --------------
                                                     2,922,691
                                                --------------
RETAIL STORES--SPECIALTY (0.1%)
AmeriGas Partners
 L.P./AmeriGas
 Eagle Finance Corp.
 8.875%, due 5/20/11.........     800,000              824,000
                                                --------------

SHIPPING (0.0%) (B)
Teekay Shipping Corp.
 8.875%, due 7/15/11 (c).....     405,000              415,125
                                                --------------

STEEL (0.0%) (B)
United States Steel L.L.C.
 10.75%, due 8/1/08 (c)......     535,000              510,925
                                                --------------

TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.4%)
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31...........   3,335,000            3,779,849
Price Communications Wireless Corp.
 Series B
 9.125%, due 12/15/06........   1,015,000            1,075,900
                                                --------------
                                                     4,855,749
                                                --------------
TELECOMMUNICATIONS--LONG DISTANCE (2.4%)
AT&T Corp.
 7.30%, due 11/15/11 (c).....   2,985,000            3,057,906
 8.00%, due 11/15/31 (c).....   4,410,000            4,615,360
Intermedia Communications
 Inc.
 Series B
 (zero coupon), due 7/15/07
 11.25%, beginning 7/15/02...   2,205,000            2,229,806
Qwest Capital Funding Inc.
 5.875%, due 8/3/04..........   8,520,000            8,433,922
Sprint Capital Corp.
 5.875%, due 5/1/04..........   1,380,000            1,412,771
Verizon New England, Inc.
 6.50%, due 9/15/11..........   3,995,000            4,061,697


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS--LONG DISTANCE (CONTINUED)
Worldcom, Inc.-Worldcom Group
 6.40%, due 8/15/05..........  $2,110,000       $    2,132,041
 6.50%, due 5/15/04..........   3,045,000            3,128,719
 8.25%, due 5/15/31..........   3,415,000            3,609,843
                                                --------------
                                                    32,682,065
                                                --------------
TELEPHONE (0.1%)
Citizens Communications Co.
 7.625%, due 8/15/08 (c).....   1,925,000            1,968,561
                                                --------------
TOBACCO (0.0%) (B)
Standard Commercial Tobacco
 Co., Inc.
 8.875%, due 8/1/05..........     505,000              505,000
                                                --------------

WASTE MANAGEMENT (0.5%)
Allied Waste North America
 Inc.
 Series B
 7.875%, due 1/1/09..........     535,000              524,300
Republic Services, Inc.
 6.75%, due 8/15/11..........   2,257,000            2,260,023
Waste Management, Inc.
 8.00%, due 4/30/04..........   3,485,000            3,732,090
                                                --------------
                                                     6,516,413
                                                --------------
Total Corporate Bonds
 (Cost $157,615,217).........                      159,399,175
                                                --------------
MORTGAGE-BACKED SECURITIES (0.7%)
COMMERCIAL MORTGAGE LOANS
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.7%)
First Union-Chase Commercial Mortgage
 Series 1999-C2 Class A2
   6.645%, due 4/15/09.......   4,590,000            4,764,250
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35..........   4,230,000            4,362,556
Starwood Asset Receivables
 Trust
 Series 2000-1 Class A
 2.23%, due 9/25/22 (c)(f)...     627,115              627,115
                                                --------------
Total Mortgage-Backed
 Securities
 (Cost $9,383,092)...........                        9,753,921
                                                --------------
U.S. GOVERNMENT & FEDERAL AGENCIES (18.5%)
FEDERAL HOME LOAN BANK (0.1%)
 5.125%, due 9/15/03 (g).....     885,000              915,035
                                                --------------

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (0.2%)
 3.50%, due 9/15/03..........  $3,050,000       $    3,074,961
                                                --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH SECURITIES) (0.5%)
 5.50%, due 1/14/32 TBA
 (d).........................   7,305,000            6,935,184
                                                --------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 6.25%, due 2/1/11...........   4,020,000            4,088,887
 7.00%, due 7/15/05..........   2,625,000            2,856,181
 7.125%, due 6/15/10.........   1,640,000            1,797,092
                                                --------------
                                                     8,742,160
                                                --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (9.2%)
 5.50%, due 8/1/14-8/1/15
 (e).........................  24,772,433           24,558,143
 5.50%, due 1/17/17 TBA
 (d).........................  28,135,000           27,651,416
 6.00%, due 10/1/16-5/1/29
 (e).........................  22,086,914           21,949,275
 6.50%, due 6/1/31-10/1/31
 (e).........................  27,993,164           28,038,652
 7.50%, due 8/1/31 (e).......  22,728,524           23,479,474
                                                --------------
                                                   125,676,960
                                                --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (3.0%)
 6.00%, due 4/15/29 (e)......   7,883,851            7,754,296
 6.00%, due 2/21/32 TBA
 (d).........................  11,780,000           11,496,550
 7.50%, due 12/15/23-12/15/28
 (e).........................  20,585,424           21,429,832
                                                --------------
                                                    40,680,678
                                                --------------
UNITED STATES TREASURY BONDS (2.2%)
 6.25%, due 8/15/23-5/15/30
 (g).........................  15,440,000           16,485,221
 6.875%, due 8/15/25 (g).....   5,985,000            6,824,755
 7.50%, due 11/15/16 (g).....   6,445,000            7,621,213
                                                --------------
                                                    30,931,189
                                                --------------
UNITED STATES TREASURY NOTES (2.7%)
 4.625%, due 5/15/06 (g).....  23,780,000           24,103,170
 5.75%, due 8/15/10 (g)......   2,185,000            2,292,196
 6.25%, due 2/15/03 (g)......   3,910,000            4,082,900
 7.00%, due 7/15/06 (g)......   6,240,000            6,899,069
                                                --------------
                                                    37,377,335
                                                --------------
Total U.S. Government &
 Federal Agencies
 (Cost $253,079,021).........                      254,333,502
                                                --------------
YANKEE BONDS (1.8%)

BEVERAGES--NON-ALCOHOLIC (0.2%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11 (c)....   2,390,000            2,354,150
                                                --------------

BROADCAST/MEDIA (0.1%)
Rogers Communications, Inc.
 8.875%, due 7/15/07.........     810,000              822,150
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

16
-

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
YANKEE BONDS (CONTINUED)
CABLE TV (0.1%)
British Sky Broadcasting
 Group PLC
 6.875%, due 2/23/09.........  $  405,000       $      387,888
 7.30%, due 10/15/06.........     360,000              365,317
Rogers Cablesystem Ltd.
 10.125%, due 9/1/12.........     240,000              255,600
                                                --------------
                                                     1,008,805
                                                --------------
GOLD & PRECIOUS METALS MINING (0.1%)
Great Central Mines, Ltd.
 8.875%, due 4/1/08..........   1,175,000            1,157,375
Luscar Coal Ltd.
 9.75%, due 10/15/11 (c).....     180,000              186,300
                                                --------------
                                                     1,343,675
                                                --------------
OIL--INTEGRATED DOMESTIC (0.1%)
Husky Oil, Ltd.
 8.90%, due 8/15/28
 11.1875%, beginning
 8/15/08.....................   1,370,000            1,429,894
                                                --------------

OIL & GAS--EXPLORATION & PRODUCTION (0.0%) (B)
Triton Energy Ltd.
 8.875%, due 10/1/07.........     365,000              405,150
                                                --------------
TELECOMMUNICATIONS--CELLULAR/WIRELESS (0.4%)
Rogers Wireless Communications Inc.
 9.625%, due 5/1/11..........   1,945,000            2,003,350
TELUS Corp.
 8.00%, due 6/1/11...........   3,210,000            3,406,362
                                                --------------
                                                     5,409,712
                                                --------------
TELEPHONE (0.8%)
France Telecom S.A.
 7.20%, due 3/1/06
 7.70%, beginning 3/1/02
 (c).........................   4,695,000            4,985,583
 8.50%, due 3/1/31
 9.00%, beginning 3/1/02
 (c).........................   5,195,000            5,930,664
                                                --------------
                                                    10,916,247
                                                --------------
TRANSPORTATION--SHIPPING (0.0%) (B)
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08.........     210,000              113,400
 10.75%, due 10/15/06........     650,000              422,500
                                                --------------
                                                       535,900
                                                --------------
Total Yankee Bonds
 (Cost $24,098,649)..........                       24,225,683
                                                --------------
Total Long-Term Bonds
 (Cost $458,265,123).........                      461,512,709
                                                --------------
                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (63.0%)

AEROSPACE/DEFENSE (0.6%)
General Dynamics Corp. ......     102,700       $    8,179,028
                                                --------------

BANKS--MAJOR REGIONAL (0.7%)
Fleet Boston Financial
 Corp. ......................     257,400            9,395,100
                                                --------------

BANKS--MONEY CENTER (0.7%)
Bank of America Corp. .......     154,100            9,700,595
                                                --------------

BROADCAST/MEDIA (0.9%)
Clear Channel Communications,
 Inc. (a)....................     232,630           11,843,193
                                                --------------

COMMUNICATIONS--EQUIPMENT (1.5%)
Cisco Systems, Inc. (a)......   1,104,500           20,002,495
                                                --------------

COMPUTER SOFTWARE & SERVICES (4.7%)
Electronic Data Systems
 Corp. ......................     228,100           15,636,255
Microsoft Corp. (a)..........     472,400           31,305,948
Oracle Corp. (a).............   1,123,600           15,516,916
SunGard Data Systems Inc. ...      91,800            2,655,774
                                                --------------
                                                    65,114,893
                                                --------------
COMPUTER SYSTEMS (2.8%)
EMC Corp. (a)(g).............     478,300            6,428,352
International Business
 Machines Corp. .............     125,100           15,132,096
Sun Microsystems, Inc. (a)...   1,314,000           16,214,760
                                                --------------
                                                    37,775,208
                                                --------------
ELECTRICAL EQUIPMENT (2.5%)
General Electric Co. (g).....     865,900           34,705,272
                                                --------------

ELECTRONICS--COMPONENTS (0.8%)
Flextronics International
 Ltd. (a)....................     473,200           11,352,068
                                                --------------

ELECTRONICS--SEMICONDUCTORS (3.7%)
Analog Devices, Inc. (a).....     326,200           14,480,018
Intel Corp. .................     722,200           22,713,190
Texas Instruments, Inc. .....     492,600           13,792,800
                                                --------------
                                                    50,986,008
                                                --------------
ENTERTAINMENT (2.4%)
AOL Time Warner, Inc. (g)....     563,850           18,099,585
Viacom, Inc. Class B
 (a)(g)......................     325,999           14,392,856
                                                --------------
                                                    32,492,441
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                 SHARES             VALUE
                               -------------------------------
COMMON STOCKS (CONTINUED)
FINANCIAL MISCELLANEOUS (4.3%)
Citigroup Inc. ..............     611,193       $   30,853,023
Fannie Mae...................     242,700           19,294,650
MBNA Corp. ..................     252,600            8,891,520
                                                --------------
                                                    59,039,193
                                                --------------
FOOD & HEALTH CARE DISTRIBUTORS (1.4%)
Cardinal Health, Inc. .......     204,000           13,190,640
SYSCO Corp. .................     245,000            6,423,900
                                                --------------
                                                    19,614,540
                                                --------------
HEALTH CARE--DIVERSIFIED (1.9%)
Abbott Laboratories..........     237,900           13,262,925
Allergan, Inc. ..............     179,100           13,441,455
                                                --------------
                                                    26,704,380
                                                --------------
HEALTH CARE--DRUGS (3.0%)
Andrx Group. (a).............      25,300            1,781,373
Elan Corp. PLC (a)(g)........      52,600            2,370,156
IVAX Corp. (a)(g)............     100,000            2,014,000
King Pharmaceuticals, Inc.
 (a).........................     134,033            5,646,810
Pfizer, Inc. ................     746,400           29,744,040
                                                --------------
                                                    41,556,379
                                                --------------
HEALTH CARE--HMO'S (2.3%)
UnitedHealth Group Inc.
 (g).........................     446,700           31,612,959
                                                --------------

HEALTH CARE--HOSPITAL MANAGEMENT (0.8%)
HCA Inc. ....................     274,700           10,586,938
                                                --------------

HEALTH CARE--MEDICAL PRODUCTS (3.5%)
Baxter International Inc. ...     537,600           28,831,488
Medtronic, Inc. .............     370,200           18,957,942
                                                --------------
                                                    47,789,430
                                                --------------
HEALTH CARE--MISCELLANEOUS (2.2%)
Amgen Inc. (a)...............     370,500           20,911,020
Genzyme Corp. (a)............     146,600            8,775,476
                                                --------------
                                                    29,686,496
                                                --------------
HOUSEHOLD PRODUCTS (1.4%)
Colgate-Palmolive Co. .......     338,600           19,554,150
                                                --------------

INSURANCE--MULTI-LINE (1.1%)
American International Group,
 Inc. .......................     189,130           15,016,922
                                                --------------
INSURANCE BROKERS (1.1%)
Marsh & McLennan Cos.,
 Inc. .......................     138,900           14,924,805
                                                --------------

LEISURE TIME (2.4%)
Harley-Davidson, Inc. (g)....     619,200           33,628,752
                                                --------------

                                 SHARES             VALUE
                               -------------------------------
MANUFACTURING--DIVERSIFIED (3.6%)
Illinois Tool Works, Inc. ...     143,000       $    9,683,960
Tyco International Ltd.
 (g).........................     673,350           39,660,315
                                                --------------
                                                    49,344,275
                                                --------------
PERSONAL LOANS (1.4%)
Household International, Inc.
 (g).........................     329,400           19,085,436
                                                --------------

RETAIL STORES--DEPARTMENT (2.2%)
Kohl's Corp. (a).............     427,600           30,120,144
                                                --------------

RETAIL STORES--FOOD CHAINS (0.6%)
Safeway, Inc. (a)(g).........     208,000            8,684,000
                                                --------------

RETAIL STORES--GENERAL MERCHANDISE (0.8%)
Target Corp. ................     254,800           10,459,540
                                                --------------

RETAIL STORES--SPECIALTY (5.0%)
Bed Bath & Beyond Inc.
 (a)(g)......................     840,100           28,479,390
Best Buy Co., Inc. (a).......     123,000            9,161,040
Costco Wholesale Corp. (a)...      92,100            4,087,398
Home Depot, Inc. (The).......     339,850           17,335,749
Lowe's Cos., Inc. ...........     202,200            9,384,102
                                                --------------
                                                    68,447,679
                                                --------------
SPECIALIZED SERVICES (2.7%)
Cendant Corp. (a)............     850,300           16,674,383
Omnicom Group Inc. (g).......     228,800           20,443,280
                                                --------------
                                                    37,117,663
                                                --------------
Total Common Stocks
 (Cost $705,752,661).........                      864,519,982
                                                --------------
PREFERRED STOCKS (0.1%)

PAPER & FOREST PRODUCTS (0.0%) (B)
Paperboard Industries
 International, Inc.
 5.00%, Series A
 (c)(h)(i)(j)................      35,554              528,978
                                                --------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.0%) (B)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c)........         510              504,900
                                                --------------
Total Preferred Stocks
 (Cost $1,061,537)...........                        1,033,878
                                                --------------


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Total Return Fund

18
-

                                PRINCIPAL
                                 AMOUNT             VALUE
                               -------------------------------
SHORT-TERM INVESTMENTS (6.5%)

COMMERCIAL PAPER (2.9%)
Abbey National North America
 1.83%, due 1/3/02...........  $3,000,000       $    2,999,695
American Express Credit Corp.
 1.76%, due 1/7/02...........  10,000,000            9,997,064
General Electric Capital
 Corp.
 1.84%, due 1/10/02..........   7,000,000            6,996,778
Goldman Sachs Group, Inc.
 2.05%, due 1/2/02...........   8,000,000            7,999,544
Halifax PLC
 1.79%, due 1/10/02..........  11,750,000           11,744,736
                                                --------------
Total Commercial Paper
 (Cost $39,737,817)..........                       39,737,817
                                                --------------

FEDERAL AGENCIES (1.6%)
Federal Home Loan Bank
 (Discount Note)
 1.84%, due 1/2/02...........  13,999,283           13,999,283
                                                --------------
Federal National Mortgage
 Association (Discount Note)
 1.47%, due 1/2/02...........   8,149,667            8,149,667
                                                --------------
Total Federal Agencies
 (Cost $22,148,950)..........                       22,148,950
                                                --------------
                                 SHARES
                               -----------
INVESTMENT COMPANY (2.0%)
Merrill Lynch Premier
 Institutional Fund..........  27,817,126           27,817,126
                                                --------------
Total Investment Company
 (Cost $27,817,126)..........                       27,817,126
                                                --------------
Total Short-Term Investments
 (Cost $89,703,893)..........                       89,703,893
                                                --------------
Total Investments
 (Cost $1,254,783,214) (k)...       103.2%       1,416,770,462(l)
Liabilities in Excess of
 Cash and Other Assets.......        (3.2)         (44,465,170)
                               -----------      --------------
Net Assets...................       100.0%      $1,372,305,292
                               ===========      ==============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
     The actual principal amount and maturity date will be
     determined upon settlement.
(e)  Segregated or partially segregated as collateral for TBA.
(f)  Floating rate. Rate shown is the rate in effect at
     December 31, 2001.
(g)  Represent securities out on loan or a portion which is
     out on loan. (See Note 2)
(h)  Restricted Security. (See Note 2)
(i)  Canadian Security.
(j)  Convertible Security.
(k)  The cost for federal income tax purposes is
     $1,256,401,404.
(l)  At December 31, 2001 net unrealized appreciation was
     $160,369,058 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $211,895,694 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $51,526,636.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $1,254,783,214)*..........................................       $1,416,770,462
Collateral held for securities loaned, at value (Note 2)....          169,495,772
Cash........................................................               57,459
Receivables:
  Investment securities sold................................            9,856,111
  Dividends and interest....................................            6,324,851
  Fund shares sold..........................................            1,315,286
                                                                   --------------
      Total assets..........................................        1,603,819,941
                                                                   --------------
LIABILITIES:
Securities lending collateral (Note 2)......................          169,495,772
Payables:
  Investment securities purchased...........................           52,027,847
  Fund shares redeemed......................................            7,316,540
  NYLIFE Distributors.......................................            1,028,353
  Manager...................................................              720,412
  Transfer agent............................................              706,153
  Trustees..................................................               12,614
  Custodian.................................................                8,680
Accrued expenses............................................              198,278
                                                                   --------------
      Total liabilities.....................................          231,514,649
                                                                   --------------
Net assets..................................................       $1,372,305,292
                                                                   ==============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      116,830
  Class B...................................................              603,501
  Class C...................................................                3,972
Additional paid-in capital..................................        1,216,439,589
Accumulated net investment income...........................              283,585
Accumulated net realized loss on investments................           (7,129,433)
Net unrealized appreciation on investments..................          161,987,248
                                                                   --------------
Net assets..................................................       $1,372,305,292
                                                                   ==============
CLASS A
Net assets applicable to outstanding shares.................       $  221,022,479
                                                                   ==============
Shares of beneficial interest outstanding...................           11,683,038
                                                                   ==============
Net asset value per share outstanding.......................       $        18.92
Maximum sales charge (5.50% of offering price)..............                 1.10
                                                                   --------------
Maximum offering price per share outstanding................       $        20.02
                                                                   ==============
CLASS B
Net assets applicable to outstanding shares.................       $1,143,754,888
                                                                   ==============
Shares of beneficial interest outstanding...................           60,350,112
                                                                   ==============
Net asset value and offering price per share outstanding....       $        18.95
                                                                   ==============
CLASS C
Net assets applicable to outstanding shares.................       $    7,527,925
                                                                   ==============
Shares of beneficial interest outstanding...................              397,235
                                                                   ==============
Net asset value and offering price per share outstanding....       $        18.95
                                                                   ==============

-------

* Includes securities on loan with an average cost of $142,865,074 and a market value of $161,706,368.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends(a)..............................................  $   6,518,728
  Interest..................................................     36,987,997
                                                              -------------
    Total income............................................     43,506,725
                                                              -------------
Expenses:
  Manager...................................................      9,432,036
  Distribution--Class B.....................................      9,314,288
  Distribution--Class C.....................................         63,488
  Transfer agent............................................      4,229,757
  Service--Class A..........................................        558,739
  Service--Class B..........................................      3,104,490
  Service--Class C..........................................         21,160
  Shareholder communication.................................        270,832
  Recordkeeping.............................................        174,044
  Custodian.................................................        150,085
  Professional..............................................        131,909
  Trustees..................................................         49,335
  Registration..............................................         33,753
  Miscellaneous.............................................         70,358
                                                              -------------
    Total expenses before waiver............................     27,604,274
Fees waived by Manager and Subadvisor.......................       (389,502)
                                                              -------------
    Net expenses............................................     27,214,772
                                                              -------------
Net investment income.......................................     16,291,953
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................     (6,219,169)
Net change in unrealized appreciation on investments........   (220,836,904)
                                                              -------------
Net realized and unrealized loss on investments.............   (227,056,073)
                                                              -------------
Net decrease in net assets resulting from operations........  $(210,764,120)
                                                              =============

-------

(a) Dividends recorded net of foreign withholding taxes of $17,568.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2001             2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   16,291,953   $   13,833,811
  Net realized gain (loss) on investments...................      (6,219,169)     131,624,376
  Net change in unrealized appreciation on investments......    (220,836,904)    (234,569,698)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (210,764,120)     (89,111,511)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................      (4,003,522)      (3,106,204)
    Class B.................................................     (12,479,788)     (10,676,465)
    Class C.................................................         (84,650)         (61,200)
  From net realized gain on investments:
    Class A.................................................      (2,578,185)     (30,682,162)
    Class B.................................................     (13,074,863)    (197,428,577)
    Class C.................................................         (86,251)      (1,320,018)
                                                              --------------   --------------
      Total dividends and distributions to shareholders.....     (32,307,259)    (243,274,626)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      76,203,286      107,907,060
    Class B.................................................      69,625,456      141,457,148
    Class C.................................................       1,425,144        6,192,422
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       6,493,322       32,141,768
    Class B.................................................      24,882,823      202,697,254
    Class C.................................................         160,565        1,319,957
                                                              --------------   --------------
                                                                 178,790,596      491,715,609
  Cost of shares redeemed:
    Class A.................................................     (58,662,695)     (67,495,076)
    Class B.................................................    (201,154,466)    (279,859,715)
    Class C.................................................      (2,282,892)      (1,487,481)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (83,309,457)     142,873,337
                                                              --------------   --------------
      Net decrease in net assets............................    (326,380,836)    (189,512,800)
NET ASSETS:
Beginning of year...........................................   1,698,686,128    1,888,198,928
                                                              --------------   --------------
End of year.................................................  $1,372,305,292   $1,698,686,128
                                                              ==============   ==============
Accumulated undistributed net investment income at end
  of year...................................................  $      283,585   $      231,289
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22
-

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                            ------------------------------------------------------------
                                                                              Year ended December 31,
                                                            ------------------------------------------------------------
                                                               2001           2000        1999        1998        1997
                                                            ----------      --------    --------    --------    --------
Net asset value at beginning of period..................     $  22.14       $  27.23    $  24.96    $  21.44    $  20.09
                                                             --------       --------    --------    --------    --------
Net investment income...................................         0.34(b)        0.38        0.34        0.39        0.40
Net realized and unrealized gain (loss) on
  investments...........................................        (2.99)         (1.62)       3.69        5.29        3.19
                                                             --------       --------    --------    --------    --------
Total from investment operations........................        (2.65)         (1.24)       4.03        5.68        3.59
                                                             --------       --------    --------    --------    --------
Less dividends and distributions:
  From net investment income............................        (0.35)         (0.39)      (0.34)      (0.39)      (0.40)
  From net realized gain on investments.................        (0.22)         (3.46)      (1.42)      (1.77)      (1.84)
                                                             --------       --------    --------    --------    --------
Total dividends and distributions.......................        (0.57)         (3.85)      (1.76)      (2.16)      (2.24)
                                                             --------       --------    --------    --------    --------
Net asset value at end of period........................     $  18.92       $  22.14    $  27.23    $  24.96    $  21.44
                                                             ========       ========    ========    ========    ========
Total investment return (a).............................       (11.92%)        (4.48%)     16.46%      26.93%      18.24%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............................         1.74%(b)       1.42%       1.32%       1.66%       1.86%
    Net expenses........................................         1.18%          1.13%       1.13%       1.16%       1.15%
    Expenses (before waiver)............................         1.21%          1.15%       1.16%       1.18%       1.15%
Portfolio turnover rate.................................          120%           123%        125%        169%        182%
Net assets at end of period (in 000's)..................     $221,022       $231,649    $203,924    $152,598    $108,329

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                Class A    Class B    Class C
                                                                -------    -------    -------
Decrease net investment income..............................     (0.02)     (0.02)     (0.02)
Increase net realized and unrealized gains and losses.......      0.02       0.02       0.02
Decrease ratio of net investment income.....................     (0.10%)    (0.10%)    (0.10%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              23
                                                                               -

                             Class B                                                 Class C
------------------------------------------------------------------   ----------------------------------------
                                                                                                September 1*
                       Year ended December 31,                       Year ended December 31,       through
    --------------------------------------------------------------   ------------------------   December 31,
       2001         2000         1999         1998         1997       2001     2000     1999        1998
    ----------   ----------   ----------   ----------   ----------   ------   ------   ------   -------------
    $    22.17   $    27.23   $    24.96   $    21.45   $    20.10   $22.17   $27.23   $24.96      $21.70
    ----------   ----------   ----------   ----------   ----------   ------   ------   ------      ------
          0.20(b)       0.18        0.15         0.21         0.29     0.20(b)   0.18    0.15        0.11
         (3.00)       (1.60)        3.69         5.28         3.19    (3.00)   (1.60)    3.69        5.03
    ----------   ----------   ----------   ----------   ----------   ------   ------   ------      ------
         (2.80)       (1.42)        3.84         5.49         3.48    (2.80)   (1.42)    3.84        5.14
    ----------   ----------   ----------   ----------   ----------   ------   ------   ------      ------
         (0.20)       (0.18)       (0.15)       (0.21)       (0.29)   (0.20)   (0.18)   (0.15)      (0.11)
         (0.22)       (3.46)       (1.42)       (1.77)       (1.84)   (0.22)   (3.46)   (1.42)      (1.77)
    ----------   ----------   ----------   ----------   ----------   ------   ------   ------      ------
         (0.42)       (3.64)       (1.57)       (1.98)       (2.13)   (0.42)   (3.64)   (1.57)      (1.88)
    ----------   ----------   ----------   ----------   ----------   ------   ------   ------      ------
    $    18.95   $    22.17   $    27.23   $    24.96   $    21.45   $18.95   $22.17   $27.23      $24.96
    ==========   ==========   ==========   ==========   ==========   ======   ======   ======      ======
        (12.61%)      (5.10%)      15.60%       25.96%       17.65%  (12.61%)  (5.10%)  15.60%      23.94%
          0.99%(b)       0.67%       0.57%       0.91%        1.36%    0.99%(b)   0.67%   0.57%      0.91%+
          1.93%        1.88%        1.88%        1.91%        1.65%    1.93%    1.88%    1.88%       1.91%+
          1.96%        1.90%        1.91%        1.93%        1.65%    1.96%    1.90%    1.91%       1.93%+
           120%         123%         125%         169%         182%     120%     123%     125%        169%
    $1,143,755   $1,457,366   $1,678,696   $1,482,411   $1,198,206   $7,528   $9,671   $5,579      $  359

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

MainStay Total Return Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Total Return Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on December 29, 1987 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by

Notes to Financial Statements

                                                                              25
                                                                               -

appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Restricted security held at December 31, 2001:

                                                                                        PERCENT
                                          ACQUISITION                       12/31/01       OF
                SECURITY                     DATE       SHARES     COST      VALUE     NET ASSETS
                --------                  -----------   ------   --------   --------   ----------
Paperboard Industries International,
  Inc.
  5.00%, Series A Preferred Stock           5/4/98      35,554   $591,699    528,978        0.0%(a)
                                                                 ========   ========    =======

-------

(a)  Less than one tenth of a percent.

MainStay Total Return Fund

26
-

MORTGAGE DOLLAR ROLLS. The fund enters into mortgage dollar roll ("MDR") transactions for which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper, or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned by the Fund for securities lending transactions amounted to $342,871, net of broker fees and rebates, for the year ended December 31, 2001, which is included as interest income on the Statement of Operations.

                                                                              27
                                                                               -

Investments made with cash collateral at December 31, 2001:

                                                                SHARES            VALUE
                                                              -----------      ------------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group...............................    7,351,279      $  7,351,279
Cash with Security Lending Agent............................                        981,816
                                                                               ------------
                                                                                  8,333,095
                                                                               ------------
                                                               PRINCIPAL
                                                                AMOUNT
                                                              -----------
MASTER NOTE
Bank of America Securities
  4.25%, due 7/2/01.........................................  $50,000,000        50,000,000
                                                                               ------------
REPURCHASE AGREEMENTS
Bear Stearns Co., Inc.
  1.78%, due 1/2/02
  (Collateralized by
  $3,935,000 Banco De Credito Y Securitizacion SA
    4.4256%, due 5/31/10 Market Value $2,921,797)...........    2,862,300         2,862,300
Credit Suisse First Boston Corp.
  1.93%, due 1/2/02
  (Collateralized by
  $364,000 Stellar Funding Group
    1.87%, due 6/11/02 Market Value $360,923
  $2,463,000 Stellar Funding Group
    1.88%, due 6/13/02 Market Value $2,441,900
  $2,045,000 Stellar Funding Group
    1.88%, due 6/14/02 Market Value $2,027,365
  $14,714,000 Stellar Funding Group
    1.88%, due 6/17/02 Market Value $14,584,591
  $3,555,000 Stellar Funding Group
    1.88%, due 6/19/02 Market Value $3,523,327
  $2,070,000 Stellar Funding Group
    1.89%, due 6/26/02 Market Value $2,050,723).............   24,498,000        24,498,000
Deutsche Bank Alex Brown Inc.
  1.95%, due 1/2/02
  (Collateralized by
  $7,820,000 DaimlerChrysler AG
    7.40%, due 8/1/97 Market Value $7,341,197
  $10,880,000 Petro Geo-Services ASA
    7.125%, due 3/30/28 Market Value $8,181,426
  $221,293 Team Fleet Financial Corp.
    3.70%, due 12/25/04 Market Value $227,379)..............   15,000,000        15,000,000

MainStay Total Return Fund

28
-

                                                               PRINCIPAL
                                                                AMOUNT            VALUE
                                                              -----------      ------------
REPURCHASE AGREEMENTS (continued)
HSBC Securities, Inc.
  2.05%, due 1/2/02
  (Collateralized by
  $11,100,000 Sprint Capital Corp.
    6.00%, due 1/15/07 Market Value $11,148,211
  $26,200,000 Sprint Capital Corp.
    7.625%, due 6/10/02 Market Value $26,763,562)...........  $36,000,000      $ 36,000,000
Morgan (J.P.) Securities Inc.
  1.93%, due 1/2/02
  (Collateralized by
  $10,910,000 Toys R Us, Inc.
    7.625%, due 8/1/11 Market Value $10,506,657)............   10,000,000        10,000,000
Morgan Stanley Dean Witter & Co.
  1.93%, due 1/2/02
  (Collateralized by
  $2,500,000 Capital One Bank
    6.76%, due 7/23/02 Market Value $2,528,100
  $3,369,000 Commercial Mortgage Acceptance Corp.
    7.274%, due 9/15/30 Market Value $3,285,782
  $6,550,000 TCI Communications, Inc.
    8.35%, due 2/15/05 Market Value $7,219,749
  $5,538,853 Times Square Hotel Trust
    8.528%, due 8/1/26 Market Value $4,770,119
  $6,355,000 United AirLines, Inc.
    7.783%, due 1/1/14 Market Value $5,533,483).............   22,020,000        22,020,000
                                                                               ------------
                                                                                110,380,300
                                                                               ------------
Total investments made with cash collateral.................                   $168,713,395
                                                                               ============
Non-cash collateral received and held by the Fund at
  December 31, 2001:
United States Treasury Inflationary Indexed Bond
  3.625%, due 7/15/02.......................................       90,000      $     90,900
United States Treasury Bonds
  6.00%, due 2/15/26........................................      275,000           289,696
  6.25%, due 8/15/23........................................       90,000            97,425
United States Treasury Notes
  5.625%, due 5/15/08.......................................      100,000           105,625
  6.50%, due 10/15/06.......................................      180,000           198,731
                                                                               ------------
Total non-cash collateral...................................                   $    782,377
                                                                               ============
Total collateral............................................                   $169,495,772
                                                                               ============

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

                                                                              29
                                                                               -

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. A permanent book-tax difference of $749,198 is an increase to accumulated net investment income and accumulated net realized loss. This book-tax difference is due primarily to the tax treatment of premium amortization and paydowns.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (l) of the Portfolio of Investments.

Tax-based distributions of ordinary income and net long-term capital gain which are $18,534,813 and $13,772,446 respectively, differ from dividends to shareholders from net investment income and distributions to shareholders from net realized gains as shown in the Statement of Changes in Net Assets for the period ended December 31, 2001 due to a portion of the book-tax differences noted above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities purchased, other than short-term securities, for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased was not amortized for this fund.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income

MainStay Total Return Fund

30
-

securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not its market value) and increased the net unrealized gain
(loss) by $420,895. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $1,513,377.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

                                                                              31
                                                                               -

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.64% of the Fund's average daily net assets. The Manager has voluntarily established a fee breakpoint, which may be discontinued at any time, of 0.60% on assets in excess of $500 million. For the year ended December 31, 2001 the Manager earned $9,432,036 and waived $389,502 of its fees, pursuant to its voluntary fee breakpoint.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.32% of the average daily net assets of the Fund.

To the extent that the Manager has voluntarily established a fee breakpoint, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $6,887 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $13,694, $709,969 and $3,314, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $4,229,757.

MainStay Total Return Fund

32
-

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $32,827 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $174,044 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX

At December 31, 2001, for federal income tax purposes, capital loss carryforward of $5,533,277 was available, to the extent provided by regulations, to offset future realized gains of the Fund through 2009. To the extent that this carryforward is used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

In addition, the Fund intends to elect to treat for federal income tax purposes $6,138 of qualifying capital losses that arose during the year after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of U.S. Government securities, other than short-term securities, were $696,480 and $861,291, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,029,325 and $953,975, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

                                                                              33
                                                                               -

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                    YEAR ENDED
                                                 DECEMBER 31, 2001             DECEMBER 31, 2000
                                            ---------------------------   ---------------------------
                                            CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                            -------   -------   -------   -------   -------   -------
Shares sold..............................    3,871      3,485      70      4,006      5,219     228
Shares issued in reinvestment of
  dividends and distributions............      343      1,315       8      1,448      9,173      60
                                            ------    -------    ----     ------    -------     ---
                                             4,214      4,800      78      5,454     14,392     288
Shares redeemed..........................   (2,992)   (10,173)   (117)    (2,482)   (10,307)    (57)
                                            ------    -------    ----     ------    -------     ---
Net increase (decrease)..................    1,222     (5,373)    (39)     2,972      4,085     231
                                            ======    =======    ====     ======    =======     ===

34
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Total Return Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              35
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

36
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              37
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

38
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSTR11-02/02
                                                              14

[RECYCLE LOGO]

                                                          --THE MAINSTAY(R) FUND

    MainStay(R)
    Total Return Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Value Fund
                                                              versus Russell 1000 Value Index and Inflation
                                                              --Class A, Class B, and Class C Shares           4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002


                                                                               3
                                                                               -

$10,000 Invested in MainStay Value Fund versus Russell 1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -7.14%, 5 Years 4.90%, 10 Years 10.43%

                                                                                       RUSSELL 1000 VALUE
                                        MAINSTAY VALUE FUND      INFLATION (CPI)+            INDEX*
                                        -------------------      ----------------      ------------
12/91                                           9450                  10000                  10000
12/92                                          11295                  10296                  11358
12/93                                          12825                  10586                  13410
12/94                                          12797                  10860                  13145
12/95                                          16474                  11142                  18187
12/96                                          20072                  11511                  22123
12/97                                          24465                  11706                  29906
12/98                                          22652                  11894                  34580
12/99                                          24539                  12213                  37122
12/00                                          27457                  12625                  39724
12/01                                          26980                  12820                  37503

CLASS B AND CLASS C SHARES
Class B Total Returns: 1 Year -7.29%, 5 Years 5.06%, 10 Years 10.55% Class C Total Returns: 1 Year -3.41%, 5 Years 5.36%, 10 Years 10.55%

                                           MAINSTAY VALUE                              RUSSELL 1000 VALUE
                                                FUND             INFLATION (CPI)+            INDEX*
                                           --------------        ----------------      ------------
12/91                                          10000                  10000                  10000
12/92                                          11952                  10296                  11358
12/93                                          13571                  10586                  13410
12/94                                          13542                  10860                  13145
12/95                                          17335                  11142                  18187
12/96                                          20995                  11511                  22123
12/97                                          25464                  11706                  29906
12/98                                          23403                  11894                  34580
12/99                                          25160                  12213                  37122
12/00                                          27940                  12625                  39724
12/01                                          27257                  12820                  37503

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge and includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class C share performance includes the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Class B shares would be subject to a contingent deferred sales charge (CDSC) of up to 5% if redeemed within the first six years of purchase, and Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
The year 2001 proved to be one of the most volatile in the history of the equity markets, with many companies in the technology and communication-services sectors suffering severe price corrections.

The economy, which had shown stellar growth in the previous two years, experienced a dramatic slowdown in the first half of 2001. While equity investors wrestled with concerns over a possible recession, the Federal Reserve was taking aggressive action to engineer a "soft landing." In 2001, the Fed lowered the targeted federal funds rate 11 times--for a total reduction of 475 basis points.(1)

Despite these efforts, gross domestic product slipped into negative territory in the third quarter, and the market's recession fears were confirmed. Corporations continued to lay off workers and revise their profit and earnings projections downward. As demand declined, many companies suffered from excess capacity they had created in an unprecedented build-out in previous years.

Any hopes for a quick economic turnaround were shattered in mid-September, when terrorists attacked the Pentagon and the World Trade Center. The U.S. stock market closed for several days, then reopened to its largest weekly decline since the Great Depression. Although stocks in general have recovered from their September lows, major stock indices closed the year with substantial losses. Fortunately by year-end, aggressive Federal Reserve easing, successes in the war on terrorism, and improvements in consumer confidence had helped investors focus on the possibility of an economic turnaround in 2002.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Value Fund Class A shares returned -1.74% and Class B and Class C shares returned -2.45%, excluding all sales charges. All share classes outperformed the average Lipper(2) large-cap value fund, which returned -6.68% over the same period. All share classes also outperformed the -5.59% return of the Russell 1000(R) Value Index(3) in 2001.

As of December 31, 2001, MainStay Value Fund Class C shares received an Overall Morningstar Rating(TM) of four stars out of 4,811 domestic equity funds.(4) Class C shares were rated four stars out of 4,811 domestic equity funds for the three-year period ended December 31, 2001.

-------
(1) A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.

(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) See footnote on page 4 for more information about the Russell 1000(R) Value Index.

(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A BAR CHART]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.74
12/96                                                                            21.84
12/97                                                                            21.88
12/98                                                                            -7.41
12/99                                                                             8.33
12/00                                                                            11.89
12/01                                                                            -1.74

CLASS B AND CLASS C SHARES
[CLASS B AND CLASS C BAR CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/92                                                                            19.52
12/93                                                                            13.55
12/94                                                                            -0.22
12/95                                                                            28.01
12/96                                                                            21.11
12/97                                                                            21.29
12/98                                                                            -8.09
12/99                                                                             7.51
12/00                                                                            11.05
12/01                                                                            -2.45

The Fund's strong relative performance was largely a result of our disciplined bottom-up stock-selection process. Although sector allocation had a neutral impact on performance, the Fund held individual stocks that outperformed in the energy, communications services, capital goods, and health care sectors.

STRONG AND WEAK PERFORMERS

American Standard, a multi-industry manufacturing company, was one of the strongest contributors to the Fund's performance in 2001. The stock rose 38% for the 12-month period ended December 31, 2001, boosted by new manage-ment's restructuring efforts. We continue to hold the stock in the Fund's portfolio. Tosco was also a positive contributor, even though the Fund only held the stock for a relatively short period in 2001. Tosco, a major refiner and marketer of petroleum products in the United States, agreed to be acquired by Phillips Petroleum in a transaction that closed in September 2001. We sold the Fund's position in Tosco when the stock hit our price target in February. The Fund recorded year-to-date gains on Tosco shares.

The Fund also benefited by owning shares of Sears, Roebuck. In 2001, the retailer began to benefit from new management's restructuring plan, which included closing stores, reducing business lines, and containing costs. The company's credit-card portfolio outperformed expectations and also contributed positively to the stock's 37% advance in 2001. The Fund continues to hold Sears, Roebuck shares.

Technology stocks were both a blessing and a curse in 2001, but overall, the Fund's technology holdings added value to the Fund's portfolio. We held shares of Apple Computer from the beginning of the year through late April, when they hit our price target and we sold a portion of the Fund's position at a profit. The balance of the Fund's Apple Computer shares were sold in June, also at a substantial gain.

Computer Sciences was another strong technology holding. We initiated a position in the stock in March, after the company lowered earnings-per-share and revenue guidance. In the following months, the company's strong competitive position in information services began to attract investor interest, and the shares rose from their depressed levels. We sold a portion of the Fund's holdings in the stock in November at a gain. The Fund's experience with Gateway was not as positive. The PC manufacturer dropped 55% in 2001 as computer sales slowed. The Fund continues to hold the shares, anticipating a positive reaction to the company's recent restructuring efforts.

Poor results in the cellular-phone market and telecommunications-related industries drove the shares of Motorola down 26% in 2001. We continue to hold the shares, which we believe are poised for recovery. El Paso dropped 38% due to falling energy prices, ongoing supply issues, and concerns over the Enron debacle. Despite the declines, the Fund continues to hold the shares because we believe El Paso's asset-based business model will prove successful going forward, which may bode well for the shares in 2002.

SECTOR WEIGHTINGS

As of December 31, 2001, the Fund's bottom-up stock-selection process resulted in overweighted positions in technology, energy, basic materials, capital goods, and communications services. The Fund was underweighted in consumer cyclicals, health care, financials, transportation, and utilities.


                                                                               7
                                                                               -

We believe an economic recovery will benefit many of the Fund's cyclical holdings in the capital goods and basic materials sectors. In the wake of the severe technology correction, we have identified a number of attractive stocks that have met our value criteria for the first time in many years. Concerns over the possibility of rising interest rates and deteriorating credit quality have led us to underweight financial stocks. At year-end, we believed that many companies in the health care sector were overvalued--and that many retail-oriented consumer cyclical stocks were overpriced, given our outlook for consumer spending.

LOOKING AHEAD

We believe that stock prices may already reflect adjustments for a robust economic recovery in 2002. As a result, we remain somewhat defensive for the short term. While we are cautiously optimistic that Federal Reserve easing may help stabilize economic activity, we doubt that all sectors will react in the same way. In particular, structural issues may prevent some sectors from taking immediate advantage of available liquidity, which could slow their recovery process. We also see high corporate and consumer debt levels as potential challenges to a swift recovery.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

Richard A. Rosen
Portfolio Manager
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/01
    Class A              -1.74%     6.09%     11.06%         10.38%
    Class B              -2.45%     5.36%     10.55%         10.06%
    Class C              -2.45%     5.36%     10.55%         10.06%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                        SINCE INCEPTION
                         1 YEAR    5 YEARS   10 YEARS   THROUGH 12/31/01
    Class A              -7.14%     4.90%     10.43%          9.99%
    Class B              -7.29%     5.06%     10.55%         10.06%
    Class C              -3.41%     5.36%     10.55%         10.06%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                            SINCE INCEPTION
                          1 YEAR     5 YEARS     10 YEARS   THROUGH 12/31/01
    Class A             52 out of   117 out of     n/a           85 out of
                        308 funds   150 funds                   104 funds
    Class B             63 out of   133 out of  36 out of        27 out of
                        308 funds   150 funds   50 funds         31 funds
    Class C             63 out of      n/a         n/a           91 out of
                        308 funds                               197 funds
    Average Lipper
    large-cap value
    fund                  -6.68%      8.45%       11.50%         11.51%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $18.52      $0.1862      $0.0787
    Class B     $18.53      $0.0428      $0.0787
    Class C     $18.53      $0.0428      $0.0787

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 12/31/94. Performance figures for the two classes vary after this date based on differences in their sales charges and expense structures. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 5/1/86 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.


                                                                               9
                                                                               -

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A shares were first offered to the public on 1/3/95, Class B shares on 5/1/86, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 5/1/86 through 12/31/01.

Information on this page and the preceding pages has not been audited.


10
-

Portfolio of Investments December 31, 2001


                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (91.7%)+

AEROSPACE/DEFENSE (1.7%)
Rockwell Collins, Inc. ........     394,300       $  7,688,850
United Technologies Corp. .....     111,400          7,199,782
                                                  ------------
                                                    14,888,632
                                                  ------------
ALUMINUM (2.0%)
Alcoa Inc. ....................     501,556         17,830,316
                                                  ------------

AUTO PARTS & EQUIPMENT (1.3%)
TRW, Inc. .....................     316,700         11,730,568
                                                  ------------

BANKS (10.8%)
Bank of America Corp. .........     294,300         18,526,185
FleetBoston Financial Corp. ...     486,410         17,753,965
JP Morgan Chase & Co. .........     726,980         26,425,723
PNC Financial Services Group,
 Inc. (The)....................     318,000         17,871,600
Washington Mutual, Inc. .......     512,150         16,747,305
                                                  ------------
                                                    97,324,778
                                                  ------------
CHEMICALS (0.6%)
Air Products and Chemicals,
 Inc. .........................     115,400          5,413,414
                                                  ------------

COMMUNICATIONS--EQUIPMENT (0.6%)
Tellabs, Inc. (a)..............     371,800          5,588,154
                                                  ------------

COMPUTER SOFTWARE & SERVICES (1.2%)
Computer Sciences Corp. (a)....     218,500         10,702,130
                                                  ------------

COMPUTER SYSTEMS (3.5%)
Gateway, Inc. (a)..............     834,000          6,705,360
International Business Machines
 Corp. ........................     152,400         18,434,304
Sun Microsystems, Inc. (a).....     489,700          6,042,898
                                                  ------------
                                                    31,182,562
                                                  ------------
ELECTRIC POWER COMPANIES (1.8%)
FirstEnergy Corp. .............     452,900         15,842,442
                                                  ------------
ELECTRONICS--DEFENSE (1.5%)
Raytheon Co. ..................     419,500         13,621,165
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (2.7%)
Advanced Micro Devices, Inc.
 (a)...........................     543,300          8,616,738
Intel Corp. ...................      63,100          1,984,495
Motorola, Inc. ................     890,400         13,373,808
                                                  ------------
                                                    23,975,041
                                                  ------------
FINANCE (4.9%)
Citigroup Inc. ................     865,666         43,698,820
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
FOOD (2.7%)
Heinz (H.J.) Co. ..............     210,200       $  8,643,424
Kraft Foods Inc. Class A.......     470,500         16,011,115
                                                  ------------
                                                    24,654,539
                                                  ------------
HOUSEHOLD PRODUCTS (5.1%)
Kimberly-Clark Corp. ..........     446,200         26,682,760
Procter & Gamble Co. (The).....     248,000         19,624,240
                                                  ------------
                                                    46,307,000
                                                  ------------
INSURANCE (8.1%)
Allstate Corp. (The)...........     369,000         12,435,300
Chubb Corp. (The)..............     231,800         15,994,200
CIGNA Corp. ...................     149,300         13,832,645
Hartford Financial Services
 Group, Inc. ..................     276,000         17,341,080
Lincoln National Corp. ........     267,300         12,982,761
                                                  ------------
                                                    72,585,986
                                                  ------------
INVESTMENT BANK/BROKERAGE (2.1%)
Goldman Sachs Group, Inc.
 (The).........................      99,300          9,210,075
Merrill Lynch & Co., Inc. .....     184,500          9,616,140
                                                  ------------
                                                    18,826,215
                                                  ------------
MACHINERY (1.9%)
Ingersoll-Rand Co. ............     417,800         17,468,218
                                                  ------------

MANUFACTURING (4.3%)
American Standard Cos. Inc.
 (a)...........................     565,500         38,584,065
                                                  ------------

NATURAL GAS DISTRIBUTORS & PIPELINES (3.4%)
El Paso Corp. .................     681,280         30,391,901
                                                  ------------

OIL & GAS SERVICES (2.0%)
Unocal Corp. ..................     498,650         17,986,305
                                                  ------------

OIL--INTEGRATED DOMESTIC (3.0%)
Phillips Petroleum Co. ........     440,900         26,568,634
                                                  ------------

OIL--INTEGRATED INTERNATIONAL (4.7%)
ChevronTexaco Corp. ...........     320,052         28,679,860
Exxon Mobil Corp. .............     335,800         13,196,940
                                                  ------------
                                                    41,876,800
                                                  ------------
PAPER & FOREST PRODUCTS (3.1%)
International Paper Co. .......     694,800         28,035,180
                                                  ------------

RAILROADS (1.3%)
Burlington Northern Santa Fe
 Corp. ........................     402,300         11,477,619
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                               -

MainStay Value Fund


                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
RESTAURANTS (2.0%)
McDonald's Corp. ..............     668,500       $ 17,695,195
                                                  ------------
RETAIL (4.4%)
Kroger Co. (The) (a)...........     473,000          9,871,510
Sears, Roebuck & Co. ..........     613,400         29,222,376
                                                  ------------
                                                    39,093,886
                                                  ------------
TELECOMMUNICATIONS (4.2%)
Sprint Corp. (FON Group).......     798,700         16,037,896
WorldCom, Inc.-WorldCom Group
 (a)...........................   1,515,000         21,331,200
                                                  ------------
                                                    37,369,096
                                                  ------------
TELEPHONE (5.1%)
ALLTEL Corp. ..................     293,100         18,093,063
Verizon Communications Inc. ...     586,900         27,854,274
                                                  ------------
                                                    45,947,337
                                                  ------------
TOBACCO (1.7%)
Philip Morris Cos. Inc. .......     336,500         15,428,525
                                                  ------------
Total Common Stocks
 (Cost $758,271,139)...........                    822,094,523
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (6.4%)

COMMERCIAL PAPER (6.4%)
Freddie Mac
 1.47%, due 1/2/02.............  $2,300,000          2,299,906
General Electric Capital Corp.
 1.84%, due 1/10/02............  20,430,000         20,420,595
Goldman Sachs Group, Inc.
 2.05%, due 1/2/02.............  17,000,000         16,999,032

                                 -----------------------------
                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------
COMMERCIAL PAPER (CONTINUED)
Halifax PLC
 1.90%, due 1/4/02.............  $18,000,000      $ 17,997,146
                                                  ------------
Total Short-Term Investments
 (Cost $57,716,679)............                     57,716,679
                                                  ------------
Total Investments
 (Cost $815,987,818) (c).......        98.1%       879,811,202(d)
Cash And Other Assets, Less
 Liabilities...................         1.9         16,822,582
                                 -----------      ------------
Net Assets.....................       100.0%      $896,633,784
                                 ===========      ============
                                    NUMBER
                                      OF
                                 CONTRACTS(E)
                                 ------------
WRITTEN CALL OPTION (-0.0%)(B)

AEROSPACE/DEFENSE (-0.0%) (B)
United Technologies Corp. .....       (1,022)      $   (183,960)
 Strike Price @ 65
 Expire 1/19/02 (a)
 (Premium ($111,905))

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  The cost for federal income tax purposes is $822,567,323.
(d)  At December 31, 2001 net unrealized appreciation was
     $57,243,879, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $77,018,651 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $19,774,772.
(e)  One contract relates to 100 shares.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $815,987,818).............................................       $879,811,202
Cash........................................................             46,839
Receivables:
  Investment securities sold................................         25,857,462
  Fund shares sold..........................................          1,697,713
  Dividends.................................................          1,469,016
                                                                   ------------
        Total assets........................................        908,882,232
                                                                   ------------
LIABILITIES:
Written Call Option, at value (premium received $111,905)
  (Note 2)..................................................            183,960
Payables:
  Investment securities purchased...........................          8,883,575
  Fund shares redeemed......................................          1,462,628
  NYLIFE Distributors.......................................            667,429
  Manager...................................................            463,478
  Transfer agent............................................            437,882
  Trustees..................................................              7,831
  Custodian.................................................              7,195
Accrued expenses............................................            134,470
                                                                   ------------
        Total liabilities...................................         12,248,448
                                                                   ------------
Net assets..................................................       $896,633,784
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     76,518
  Class B...................................................            406,634
  Class C...................................................                881
Additional paid-in capital..................................        831,318,202
Accumulated undistributed net investment income.............             53,924
Accumulated undistributed net realized gain on
  investments...............................................          1,026,296
Net unrealized appreciation on investments and written call
  option....................................................         63,751,329
                                                                   ------------
Net assets..................................................       $896,633,784
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $141,703,491
                                                                   ============
Shares of beneficial interest outstanding...................          7,651,843
                                                                   ============
Net asset value per share outstanding.......................       $      18.52
Maximum sales charge (5.50% of offering price)..............               1.08
                                                                   ------------
Maximum offering price per share outstanding................       $      19.60
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $753,298,987
                                                                   ============
Shares of beneficial interest outstanding...................         40,663,385
                                                                   ============
Net asset value and offering price per share outstanding....       $      18.53
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,631,306
                                                                   ============
Shares of beneficial interest outstanding...................             88,051
                                                                   ============
Net asset value and offering price per share outstanding....       $      18.53
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 17,480,209
  Interest..................................................     2,371,852
                                                              ------------
    Total income............................................    19,852,061
                                                              ------------
Expenses:
  Distribution--Class B.....................................     5,867,111
  Distribution--Class C.....................................         8,211
  Manager...................................................     5,416,264
  Transfer agent............................................     2,609,866
  Service--Class A..........................................       304,691
  Service--Class B..........................................     1,955,704
  Service--Class C..........................................         2,737
  Shareholder communication.................................       158,019
  Recordkeeping.............................................       117,193
  Professional..............................................        92,649
  Custodian.................................................        92,640
  Registration..............................................        36,084
  Trustees..................................................        30,764
  Miscellaneous.............................................        46,131
                                                              ------------
    Total expenses..........................................    16,738,064
                                                              ------------
Net investment income.......................................     3,113,997
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  WRITTEN CALL OPTION:
Net realized gain on investments............................    12,792,106
                                                              ------------
Net change in unrealized appreciation on:
  Security transactions:....................................   (37,044,073)
  Written call option transaction:..........................       (72,055)
                                                              ------------
Net unrealized loss on investments and written call option
  transactions..............................................   (37,116,128)
                                                              ------------
Net realized and unrealized loss on investments and written
  call option transactions..................................   (24,324,022)
                                                              ------------
Net decrease in net assets resulting from operations........  $(21,210,025)
                                                              ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2001            2000
                                                              ------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 3,113,997    $      566,320
  Net realized gain on investments..........................   12,792,106        43,589,953
  Net change in unrealized appreciation on investments and
    written call option.....................................  (37,116,128)       37,151,545
                                                              ------------   --------------
  Net increase (decrease) in net assets resulting from
    operations..............................................  (21,210,025)       81,307,818
                                                              ------------   --------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................   (1,303,048)         (838,235)
    Class B.................................................   (1,753,973)         (490,134)
    Class C.................................................       (3,052)             (441)
  From net realized gain on investments:
    Class A.................................................     (603,636)       (4,467,580)
    Class B.................................................   (3,193,706)      (32,824,240)
    Class C.................................................       (6,364)          (27,349)
  In excess of net realized gain on investments:
    Class A.................................................           --          (622,391)
    Class B.................................................           --        (4,573,558)
    Class C.................................................           --            (3,640)
  Return of capital:
    Class A.................................................           --          (622,360)
    Class B.................................................           --          (363,907)
    Class C.................................................           --              (327)
                                                              ------------   --------------
      Total dividends and distributions to shareholders.....   (6,863,779)      (44,834,162)
                                                              ------------   --------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................  123,490,233        93,765,367
    Class B.................................................   61,834,698        58,434,822
    Class C.................................................    1,217,119           430,044
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................    1,900,229         6,293,077
    Class B.................................................    4,810,706        37,322,062
    Class C.................................................        2,628            29,566
                                                              ------------   --------------
                                                              193,255,613       196,274,938
  Cost of shares redeemed:
    Class A.................................................  (93,834,605)     (107,716,750)
    Class B.................................................  (107,272,547)    (322,230,104)
    Class C.................................................     (328,843)         (347,822)
                                                              ------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................   (8,180,382)     (234,019,738)
                                                              ------------   --------------
      Net decrease in net assets............................  (36,254,186)     (197,546,082)
NET ASSETS:
Beginning of year...........................................  932,887,970     1,130,434,052
                                                              ------------   --------------
End of year.................................................  $896,633,784   $  932,887,970
                                                              ============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $    53,924    $           --
                                                              ============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                             Class A
                                                                 ----------------------------------------------------------------
                                                                                     Year ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   2001          2000          1999          1998          1997
                                                                 --------      --------      --------      --------      --------
Net asset value at beginning of period.....................      $ 19.12       $  18.18      $  17.16      $  21.76      $  20.34
                                                                 --------      --------      --------      --------      --------
Net investment income (loss)...............................         0.19           0.15          0.12          0.23          0.27
Net realized and unrealized gain (loss) on investments.....        (0.52)          1.96          1.29         (1.92)         4.10
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................        (0.33)          2.11          1.41         (1.69)         4.37
                                                                 --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income................................        (0.19)         (0.15)        (0.00)(b)     (0.23)        (0.27)
 From net realized gain on investments.....................        (0.08)         (0.80)        (0.19)        (2.68)        (2.68)
 In excess of net realized gain on investments.............           --          (0.11)        (0.13)           --            --
 Return of capital.........................................           --          (0.11)        (0.07)           --            --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................        (0.27)         (1.17)        (0.39)        (2.91)        (2.95)
                                                                 --------      --------      --------      --------      --------
Net asset value at end of period...........................      $ 18.52       $  19.12      $  18.18      $  17.16      $  21.76
                                                                 ========      ========      ========      ========      ========
Total investment return (a)................................        (1.74%)        11.89%         8.33%        (7.41%)       21.88%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment income (loss)............................         0.99%          0.73%         0.70%         1.03%         1.22%
   Expenses................................................         1.20%          1.20%         1.13%         1.09%         1.11%
Portfolio turnover rate....................................           88%            92%           61%           83%           61%
Net assets at end of period (in 000's).....................      $141,703      $113,111      $117,036      $114,925      $124,011

-------

 *   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Total return is calculated exclusive of sales charges and is
(a)  not annualized.
(b)  Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                               Class B                                                     Class C
    --------------------------------------------------------------   ----------------------------------------------------
                                                                                                            September 1,*
                       Year ended December 31,                             Year ended December 31,             through
    --------------------------------------------------------------   ------------------------------------   December 31,
       2001         2000         1999         1998         1997         2001         2000         1999          1998
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------   -------------
    $    19.12   $    18.09   $    17.15   $    21.74   $    20.32   $    19.12   $    18.09   $    17.15      $18.16
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------      ------
          0.04         0.01        (0.01)        0.06         0.15         0.04         0.01        (0.01)       0.03
         (0.51)        1.95         1.28        (1.91)        4.10        (0.51)        1.95         1.28        1.67
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------      ------
         (0.47)        1.96         1.27        (1.85)        4.25        (0.47)        1.96         1.27        1.70
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------      ------
         (0.04)       (0.01)       (0.00)(b)      (0.06)      (0.15)      (0.04)       (0.01)       (0.00)(b)     (0.03)
         (0.08)       (0.80)       (0.19)       (2.68)       (2.68)       (0.08)       (0.80)       (0.19)      (2.68)
            --        (0.11)       (0.13)          --           --           --        (0.11)       (0.13)         --
            --        (0.01)       (0.01)          --           --           --        (0.01)       (0.01)         --
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------      ------
         (0.12)       (0.93)       (0.33)       (2.74)       (2.83)       (0.12)       (0.93)       (0.33)      (2.71)
    ----------   ----------   ----------   ----------   ----------   ----------   ----------   ----------      ------
    $    18.53   $    19.12   $    18.09   $    17.15   $    21.74   $    18.53   $    19.12   $    18.09      $17.15
    ==========   ==========   ==========   ==========   ==========   ==========   ==========   ==========      ======
         (2.45%)      11.05%        7.51%       (8.09%)      21.29%       (2.45%)      11.05%        7.51%       9.88%
          0.24%       (0.02%)      (0.05%)       0.28%        0.70%        0.24%       (0.02%)      (0.05%)      0.28%+
          1.95%        1.95%        1.88%        1.84%        1.63%        1.95%        1.95%        1.88%       1.84%+
            88%          92%          61%          83%          61%          88%          92%          61%         83%
    $  753,299   $  819,003   $1,012,767   $1,174,554   $1,399,589   $    1,631   $      774   $      631      $   80

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              17
                                                                               -

MainStay Value Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Value Fund (the "Fund").

The Fund currently offers three classes of shares. Class A shares, whose distribution commenced on January 3, 1995, are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Distribution of Class B shares and Class C shares commenced on May 1, 1986 and September 1, 1998, respectively. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers


18
-

Notes to Financial Statements


NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if the original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, the Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities. The Fund may purchase call options to protect against an increase in the price of the security it anticipates purchasing. The Fund may purchase put options on its securities to protect against a decline in the value of the security or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Fund and the prices of options relating to the securities purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.
                                                                              19
                                                                               -

MainStay Value Fund


Written option activity for the year ended December 31, 2001 was as follows:

                                                               NUMBER
                                                                 OF
                                                              CONTRACTS    PREMIUM
                                                              ---------   ---------
Options outstanding at December 31, 2000....................        --           --
Options written.............................................    (1,022)   $(111,905)
Options expired.............................................        --           --
                                                               -------    ---------
Options outstanding at December 31, 2001....................    (1,022)   $(111,905)
                                                               =======    =========

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income and net long-term capital gain, respectively.


20
-

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.72% of the Fund's average daily net assets on assets up to $200 million, 0.65% on assets from $200 million to $500 million and 0.50% on assets in excess of $500 million. For the year ended December 31, 2001 the Manager earned $5,416,264.


                                                                              21
                                                                               -

MainStay Value Fund


Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.36% of the Fund's average daily net assets up to $200 million, 0.325% on assets from $200 million to $500 million and 0.25% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,380 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $6,902, $520,830 and $453, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $2,609,866.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.


22
-

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $20,472 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $117,193 for the year ended December 31, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $725,534 and $735,575, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                   YEAR ENDED                         YEAR ENDED
                                                DECEMBER 31, 2001                 DECEMBER 31, 2000
                                           ---------------------------       ----------------------------
                                           CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                           -------   -------   -------       -------   -------   --------
Shares sold..............................   6,636     3,288       66          5,116      3,297      24
Shares issued in reinvestment of
  dividends and distributions............     103       261        0(a)         342      2,023       1
                                           ------    ------     ----         ------    -------     ---
                                            6,739     3,549       66          5,458      5,320      25
Shares redeemed..........................  (5,003)   (5,722)     (18)        (5,980)   (18,474)    (20)
                                           ------    ------     ----         ------    -------     ---
Net increase (decrease)..................   1,736    (2,173)      48           (522)   (13,154)      5
                                           ======    ======     ====         ======    =======     ===

---------------
(a) Less than one-thousand.


                                                                              23
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002


24
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."


                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------


26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------


                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.


28
-

                                                                              29
                                                                               -

                       This page intentionally left blank

30
-

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1)As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSV11-02/02
                                                               15

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Income
                                                              Fund versus Lehman Brothers Aggregate Bond
                                                              Index, a Three-Index Composite, and Inflation
                                                              --Class A, Class B, and Class C Shares           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            23
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               40
                                                              Trustees and Officers                           41
                                                              The MainStay(R) Funds                           44

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Strategic
Income Fund versus Lehman Brothers
Aggregate Bond Index, a Three-Index
Composite, and Inflation

CLASS A SHARES Total Returns: 1 Year 1.82%, Since Inception 2.93%
[CLASS A SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
                                            INCOME FUND              INDEX(1)          INFLATION (CPI)(3)        COMPOSITE(2)
                                         ------------------      ---------------       ------------------        ------------
2/28/97                                         9550                  10000                  10000                  10000
12/97                                          10183                  10905                  10125                  10659
12/98                                          10709                  11853                  10288                  11620
12/99                                          10955                  11755                  10563                  11519
12/00                                          10784                  13123                  10919                  11665
12/01                                          11498                  14230                  11088                  12081

CLASS B SHARES Class B Total Returns: 1 Year 0.88%, Since Inception 2.83% [CLASS B SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
                                            INCOME FUND              INDEX(1)          INFLATION (CPI)(3)        COMPOSITE(2)
                                         ------------------      ---------------       ------------------        ------------
2/28/97                                        10000                  10000                  10000                  10000
12/97                                          10602                  10905                  10125                  10659
12/98                                          11063                  11853                  10288                  11620
12/99                                          11233                  11755                  10563                  11519
12/00                                          10977                  13123                  10919                  11665
12/01                                          11448                  14230                  11088                  12081

CLASS C SHARES Class C Total Returns: 1 Year 4.80%, Since Inception 3.13% [CLASS C SHARES PERFORMANCE LINE GRAPH]

                                                                 LEHMAN BROTHERS
                                         MAINSTAY STRATEGIC       AGGREGATE BOND                                 THREE-INDEX
                                            INCOME FUND              INDEX(1)          INFLATION (CPI)(3)        COMPOSITE(2)
                                         ------------------      ---------------       ------------------        ------------
2/28/97                                        10000                  10000                  10000                  10000
12/97                                          10602                  10905                  10125                  10659
12/98                                          11063                  11853                  10288                  11620
12/99                                          11233                  11755                  10563                  11519
12/00                                          10977                  13123                  10919                  11665
12/01                                          11612                  14230                  11088                  12081

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 2/28/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Lehman Brothers Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's Investors Service, Standard & Poor's, or Fitch Investor's Service, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers Government/Corporate, the Mortgage-Backed Securities, and the Asset-Backed Securities Indices. You cannot invest directly in an index.

(2) The Three-Index Composite assumes equal investments, with all interest and capital gains reinvested, in the Lehman Brothers Aggregate Bond Index, the Credit Suisse First Boston High Yield Index, and the Salomon Smith Barney Non-U.S. Dollar World Government Bond Index. The indices represent the U.S. government and domestic investment-grade bond sector, the U.S. high-yield bond sector, and the international bond sector, respectively. Total returns assume reinvestment of all income and capital gains. All indices are unmanaged. An investment cannot be made directly into an index or this composite.

(3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
(1) See footnote and table on page 11 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the Three-Index Composite.

Portfolio Management Discussion and Analysis

Income-securities markets around the world were influenced by a variety of factors in 2001. In the United States, the Federal Reserve reacted to a slowing economy by lowering the targeted federal funds rate 11 times--from 6.50% to 1.75%. Although investor sentiment varied throughout the year, the September terrorist attacks caused a sudden flight to quality, which gradually unwound in the fourth quarter of 2001. Overall, domestic high-grade bonds outperformed domestic equities by a substantial margin for the year.

Taking their lead from the United States, several central banks eased interest rates in 2001, seeking to avert a global recession. Their action helped inter-national bond prices, but a few nations, including Japan and the United Kingdom, provided lackluster results. Continued U.S. dollar strength posed a challenge for international bond investors and underscored the value of currency hedging. Emerging-market debt was strong throughout the year, despite the December default in Argentina--the largest sovereign default in bond-market history.

The high-yield market was initially encouraged by Federal Reserve easing but weakened as telecommunications companies experienced major setbacks. While economists were confirming concerns about a possible recession, the evidence was already evident in rising default rates. In mid-September, the high-yield market gave up its year-to-date gains, but a rally in the fourth quarter helped high-yield investors end the year in positive territory.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Strategic Income Fund re-turned 6.62% for Class A shares and 5.78% for Class B and Class C shares, excluding all sales charges. All share classes outperformed the 3.64% return of the average Lipper(1) multisector income fund over the same period. All share classes also outperformed the 3.57% return of the Fund's Three-Index Com-posite(2) for 2001.

Positive results in each portion of the Fund's portfolio, combined with a strong asset-allocation strategy, helped the Fund outperform its peers.

HIGH-GRADE DOMESTIC BONDS

The Fund maintained a longer-than-average duration in the domestic high-grade portion of the portfolio and tried some yield-curve positioning tactics that would have had greater success if we could have anticipated various market surprises during the year. Increasing the Fund's allocation to agency securities and high-grade corporate bonds had a positive impact on performance.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE
CLASS A SHARES
[CLASS A SHARES PERFORMANCE BAR GRAPH]

12/97                                                                       6.62
12/98                                                                       5.17
12/99                                                                        2.3
12/00                                                                      -1.57
12/01                                                                       6.62

See footnote 1 on page 11 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B SHARES PERFORMANCE BAR GRAPH]

12/97                                                                             6.02
12/98                                                                             4.35
12/99                                                                             1.54
12/00                                                                            -2.28
12/01                                                                             5.78

See footnote 1 on page 11 for more information on performance. Class C share returns reflect the historical performance of the Class B shares through 8/98.


When interest rates began to decline early in the year, we anticipated prepayment risk among residential mortgage-backed securities. While our defensive positioning may have been premature, it proved beneficial later in the year, as demand increased for the types of mortgage-backed securities the Fund owned and we were able to sell into strong bids. The Fund's asset-backed securities also performed well throughout the year. Rate-reduction utility bonds were particularly strong, since the Fund was able to identify attractively priced new issues in the heat of the West Coast energy problem. We sold the securities later in the year as their prices returned to more normal levels.

8

INTERNATIONAL BONDS

Overall duration in the international bond portion of the Fund's portfolio was slightly longer than the market for most of the year. Initially, we used dollar-bloc and United Kingdom bonds to lengthen duration. In the third quarter, we managed duration with euro-based securities, while adding intermediate-term government debt in the U.K. This strategy had a modest but positive impact on performance.

Asset allocation and currency management were major factors affecting performance in international markets. The Fund remained almost fully hedged against currency fluctuations throughout most of the year, which proved beneficial when surprise easing moves by the Federal Reserve reinvigorated the dollar relative to the euro and the yen. The Fund has taken on a modest amount of dollar-bloc and European currency exposure during the year. In the fourth quarter, we added New Zealand dollar exposure by purchasing New Zealand government bonds.

Developed international markets all had similar performance. The United Kingdom and Japan were the weakest performers, gaining about 3% in local currency terms for the year. Our decision to underweight Japan in the international bond portion of the Fund's portfolio was partially offset by an overweighted position in the U.K. Emerging-market debt was the strongest contributor to the international bond portion of the Fund's portfolio, despite the fallout in Argentina. In the third quarter, we took a more defensive posture, reducing emerging-market exposure. We sold Argentine sovereign debt and improved credit quality in this portion of the portfolio by buying bonds of Cellulosa Arauco, a Chilean paper and pulp manufacturer, and AMBEV, a Brazilian brewer.

HIGH-YIELD BONDS

In the high-yield portion of the Fund's portfolio, we underweighted telecommunications bonds, which had a positive impact on performance. Our decision to overweight cable television bonds, however, detracted from performance, since these securities tended to trade in line with telecommunications issues.

The Fund's high-yield investments included overweighted positions in utilities, real estate investment trusts, cable and media, and health care bonds, and underweighted positions in cyclical issues. The Fund benefited from its stance on cyclical issues as long as the direction of the economy remained uncertain. Defensive health care issues contributed positively to performance throughout the year, but results weakened in the fourth quarter as investors' appetite for risk increased.

We found many gaming, lodging, and transportation issues attractive during the year, especially in late September. As the market rebounded in the fourth

                                                                               9
                                                                               -

quarter, many of the Fund's holdings in these sectors showed strong performance.

Media and technology issues were strong high-yield performers in the fourth quarter. Overall, the Fund benefited from its high-yield holdings, and we kept high-yield exposure at close to 50% of the Fund's net assets throughout the year.

LOOKING AHEAD

With interest rates in the United States at their lowest levels in decades and the domestic economy poised to recover, we believe corporate bonds are likely to outperform government bonds in the medium term. We continue to seek securities that we believe are attractively valued in a market that may benefit from liquidity.

We expect to remain overweighted in high-yield securities in both domestic and emerging markets. After a three-year slump, high-yield bonds may be poised to revive in 2002, particularly since spreads over Treasuries are at historic highs and defaults rates are likely to decline if the economy improves. While we intend to emphasize high-yield securities, we also see potential in investment-grade domestic bonds.

Whatever the markets or the global economy may bring, the Fund will continue to seek to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

10
-

   NONTAXABLE DISTRIBUTION

As far as possible, MainStay Strategic Income Fund seeks to distribute a monthly dividend reflecting the amount of investment income earned by the Fund, excluding currency gains or losses. These gains and losses cannot be anticipated in advance when setting the Fund's dividend rate, as they fluctuate throughout the year. During the year ended December 31, 2001, a net loss on these transactions caused a portion of the dividends paid in 2001 to be reclassified as a return of capital as shown in the table below. The return of capital to shareholders had no material impact on the Fund's performance or net asset value. Since the Fund's portfolio managers did not engage in additional trading to accommodate dividend payments, the Fund's portfolio turnover rate and transaction costs were not affected.

                        RETURN OF CAPITAL AS A PERCENT
     SHARE CLASS       OF TOTAL DIVIDENDS PAID IN 2001
---------------------  --------------------------------
Class A shares                      12.16%
Class B shares                      12.16%
Class C shares                      12.16%

Whenever a Fund returns capital to you, the cost basis of your Fund holdings is reduced by the amount of the nontaxable distribution. Accurate cost-basis accounting is important in determining any capital gains or losses when shares are eventually sold. You should consult with your tax advisor for additional information on determining the cost basis of your mutual fund shares. This material is provided for informational purposes only. Shareholders should refer to their 2001 Form 1099-DIV for the total amount of their distributions that are taxable and nontaxable.

                                                                              11
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                         SINCE INCEPTION
                                   1 YEAR               THROUGH 12/31/01
    Class A                               6.62%                     3.91%
    Class B                               5.78%                     3.13%
    Class C                               5.78%                     3.13%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                         SINCE INCEPTION
                                   1 YEAR               THROUGH 12/31/01
    Class A                               1.82%                     2.93%
    Class B                               0.88%                     2.83%
    Class C                               4.80%                     3.13%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                            SINCE INCEPTION
                          1 YEAR           THROUGH 12/31/01
    Class A         15 out of 122 funds   23 out of  77 funds
    Class B         30 out of 122 funds   42 out of  77 funds
    Class C         30 out of 122 funds   66 out of 101 funds
    Average Lipper
    multisector
    income fund                   3.64%                 3.11%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV (12/31/01)   INCOME    CAPITAL GAINS
    Class A      $8.22        $0.6903      $0.0000
    Class B      $8.20        $0.6334      $0.0000
    Class C      $8.20        $0.6334      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 2/28/97 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 2/28/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 2/28/97 through 12/31/01.

Information on this page and the preceding pages has not been audited.

MainStay Strategic Income Fund

12
-

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LONG-TERM BONDS (86.9%)+
ASSET-BACKED SECURITIES (2.8%)

AIRLINES (0.2%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 2001-1 Class C
 7.626%, due 4/1/10...........  $     145,000      $   135,603
 Series 1996-1 Class C
 8.97%, due 1/2/15............         26,349           22,536
                                                   -----------
                                                       158,139
                                                   -----------
AUTOMOBILES (0.9%)
DaimlerChrysler Auto Trust
 Series 2001-D Class A3
 3.15%, due 11/6/05...........        650,000          644,933
                                                   -----------
ELECTRIC POWER COMPANIES (0.7%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17............        470,000          464,017
                                                   -----------

ENTERTAINMENT (0.3%)
United Artists Theatres
 Circuit, Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)........        307,326          230,495
                                                   -----------
INDEPENDENT POWER PRODUCERS (0.4%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).......        260,000          236,688
                                                   -----------

UTILITIES--ELECTRIC & GAS (0.3%)
Public Service Electric & Gas
 Transition Funding LLC
 Series 2001-1 Class A7
 6.75%, due 6/15/16...........        185,000          191,072
                                                   -----------
Total Asset-Backed Securities
 (Cost $1,952,070)............                       1,925,344
                                                   -----------
CONVERTIBLE BONDS (3.4%)

BIOTECHNOLOGY (0.1%)
CuraGen Corp.
 6.00%, due 2/2/07............         91,000           70,639
                                                   -----------

BROADCAST/MEDIA (0.2%)
Telewest Finance (Jersey) Ltd.
 6.00%, due 7/7/05 (c)........        185,000          119,705
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
COMMUNICATIONS--EQUIPMENT (1.1%)
CIENA Corp.
 3.75%, due 2/1/08............  $     238,000      $   153,510
Comverse Technology, Inc.
 1.50%, due 12/1/05...........        785,000          599,544
                                                   -----------
                                                       753,054
                                                   -----------
COMPUTERS--NETWORKING (0.1%)
ONI Systems Corp.
 5.00%, due 10/15/05..........        109,000           73,984
                                                   -----------

ELECTRONICS--SEMICONDUCTORS (0.6%)
LSI Logic Corp.
 4.00%, due 2/15/05...........        369,000          312,727
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05...........        136,000          106,250
                                                   -----------
                                                       418,977
                                                   -----------
GOLD & PRECIOUS METALS MINING (0.4%)
Agnico Eagle Mines Ltd.
 3.50%, due 1/27/04 (e).......        317,000          281,337
                                                   -----------

INTERNET SOFTWARE & SERVICES (0.6%)
At Home Corp.
 4.75%, due 12/15/06 (f)(g)...        570,000           94,050
Internet Capital Group, Inc.
 5.50%, due 12/21/04..........        255,000          102,000
Juniper Networks, Inc.
 4.75%, due 3/15/07...........        317,000          230,618
                                                   -----------
                                                       426,668
                                                   -----------
TELECOMMUNICATIONS (0.3%)
COLT Telecom Group PLC
 2.00%, due 3/29/06 (c).......  E      81,000           42,372
 2.00%, due 4/3/07 (c)........        335,000          166,293
                                                   -----------
                                                       208,665
                                                   -----------
Total Convertible Bonds
 (Cost $2,746,817)............                       2,353,029
                                                   -----------
CORPORATE BONDS (38.6%)

ADVERTISING & MARKETING SERVICES (0.3%)
Key3Media Group, Inc.
 11.25%, due 6/15/11..........  $     235,000          197,400
                                                   -----------

AEROSPACE/DEFENSE (0.2%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08...........        177,000          165,495
                                                   -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Portfolio of Investments December 31, 2001

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)
AIRLINES (0.3%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29..........  $     196,000      $   157,503
 10.375%, due 12/15/22........         80,000           65,926
                                                   -----------
                                                       223,429
                                                   -----------
ALUMINUM (0.4%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06..........        163,000          162,185
Ormet Corp.
 11.00%, due 8/15/08 (c)......        172,000          108,360
                                                   -----------
                                                       270,545
                                                   -----------
AUTO LEASES (0.1%)
Ford Motor Credit Co.
 6.50%, due 1/25/07...........         60,000           58,700
                                                   -----------

AUTOMOBILES (0.1%)
Ford Motor Co.
 7.45%, due 7/16/31...........         60,000           54,971
                                                   -----------
BANKS (0.4%)
B.F. Saul Real Estate
 Investment Trust
 Series B
 9.75%, due 4/1/08............        290,000          281,300
                                                   -----------

BROADCAST/MEDIA (3.1%)
Big City Radio, Inc.
 11.25%, due 3/15/05..........        190,000           95,000
Charter Communications
 Holdings, LLC
 8.25%, due 4/1/07............         36,000           34,605
 8.625%, due 4/1/09...........        367,000          353,237
 10.00%, due 5/15/11..........        136,000          138,380
 10.25%, due 1/15/10..........         72,000           73,800
FrontierVision Operating
 Partners, L.P.
 11.00%, due 10/15/06.........        149,000          153,656
LIN Television Corp.
 8.00%, due 1/15/08...........        113,000          113,847
Ono Finance PLC
 13.00%, due 5/1/09 (k).......   L    222,000          156,158
 14.00%, due 2/15/11..........  $     367,000          289,471
Radio Unica Corp.
 (zero coupon), due 8/15/06
 11.75%, beginning 8/1/02.....        226,000          107,350
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07..........        177,000          176,557
Telewest Communications PLC
 11.00%, due 10/1/07..........         45,000           32,400
Time Warner Entertainment Co.
 10.15%, due 5/1/12...........        163,000          205,164

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
BROADCAST/MEDIA (CONTINUED)
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (g)......  $     661,000      $    19,830
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03....        774,000          224,460
                                                   -----------
                                                     2,173,915
                                                   -----------
CHEMICALS (0.9%)
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09..........        145,000          113,100
Millennium America, Inc.
 7.625%, due 11/15/26.........        149,000          114,730
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10.........        148,000          142,080
Terra Capital, Inc.
 12.875%, due 10/15/08 (c)....        177,000          175,230
Terra Industries, Inc.
 Series B
 10.50%, due 6/15/05..........         45,000           35,325
                                                   -----------
                                                       580,465
                                                   -----------
COMMUNICATIONS--EQUIPMENT (0.4%)
Lucent Technologies, Inc.
 6.50%, due 1/15/28...........        104,000           70,720
 7.25%, due 7/15/06...........        172,000          147,920
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08..........        272,000           54,400
                                                   -----------
                                                       273,040
                                                   -----------
COMPUTER SOFTWARE & SERVICES (0.1%)
Globix Corp.
 12.50%, due 2/1/10 (g).......        398,000           79,600
                                                   -----------

COMPUTER SYSTEMS (0.4%)
Unisys Corp.
 7.25%, due 1/15/05...........         70,000           68,425
 8.125%, due 6/1/06...........        167,000          166,165
                                                   -----------
                                                       234,590
                                                   -----------
CONSUMER PRODUCTS (0.2%)
American Greetings Corp.
 11.75%, due 7/15/08..........        153,000          157,590
                                                   -----------

CONTAINERS (0.7%)
Crown Cork & Seal Company,
 Inc.
 6.75%, due 4/15/03...........        118,000           70,800
 7.125%, due 9/1/02...........        311,000          211,480
 8.00%, due 4/15/23...........        104,000           44,200
Owens-Illinois, Inc.
 7.15%, due 5/15/05...........         10,000            9,400
 7.80%, due 5/15/18...........        213,000          184,245
                                                   -----------
                                                       520,125
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14

MainStay Strategic Income Fund


                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)
COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08...........  $     158,000      $   158,000
                                                   -----------
ELECTRIC POWER COMPANIES (5.8%)
AES Corp. (The)
 7.375%, due 6/15/14..........        323,000          306,850
 8.75%, due 12/15/02..........        127,000          125,095
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09..........        258,000          263,160
CMS Energy Corp.
 8.125%, due 5/15/02..........         93,000           93,638
 8.50%, due 4/15/11...........        135,000          134,868
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)....        453,000          466,590
Edison Mission Energy
 10.00%, due 8/15/08..........        175,000          179,990
Energy East Corp.
 5.75%, due 11/15/06..........        450,000          433,633
PG&E National Energy Group,
 Inc.
 10.375%, due 5/16/11.........        276,000          291,014
PPL Energy Supply LLC
 6.40%, due 11/1/11 (c).......        600,000          558,745
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08..........        281,000          285,599
PSEG Power LLC
 6.875%, due 4/15/06..........        561,000          574,509
Southern California Edison Co.
 6.50%, due 6/1/02 (g)........         41,000           38,130
Western Resources, Inc.
 6.25%, due 8/15/18...........        127,000          120,823
 6.875%, due 8/1/04...........        190,000          183,276
                                                   -----------
                                                     4,055,920
                                                   -----------
ELECTRONICS--COMPONENTS (0.3%)
Knowles Electronics, Inc.
 13.125%, due 10/15/09........        236,000          236,590
                                                   -----------

ENTERTAINMENT (0.8%)
Time Warner, Inc.
 9.125%, due 1/15/13..........        463,000          548,801
                                                   -----------

FINANCE (1.8%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11...........         91,000           92,820
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c).......        495,000          498,767
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09..........        253,000          106,260

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FINANCE (CONTINUED)
Pacific & Atlantic (Holdings)
 Inc.
 10.50%, due 12/31/07
 (c)(i).......................  $     337,189      $   151,735
Wells Fargo Financial, Inc.
 5.875%, due 8/15/08..........        419,000          419,686
                                                   -----------
                                                     1,269,268
                                                   -----------
FOOD (0.2%)
Chiquita Brands International,
 Inc.
 10.00%, due 6/15/09 (f)(g)...        140,000          119,000
 10.25%, due 11/1/06 (f)(g)...         59,000           50,150
                                                   -----------
                                                       169,150
                                                   -----------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Owens & Minor, Inc.
 8.50%, due 7/15/11...........        208,000          216,320
                                                   -----------

GOLD & PRECIOUS METALS MINING (0.3%)
Newmont Mining Corp.
 8.625%, due 5/15/11..........        204,000          209,063
                                                   -----------

HEALTH CARE--DRUGS (0.2%)
MedPartners, Inc.
 7.375%, due 10/1/06..........        145,000          145,000
                                                   -----------

HEALTH CARE--HMO'S (0.3%)
Team Health, Inc.
 Series B
 12.00%, due 3/15/09..........        209,000          228,855
                                                   -----------

HEALTH CARE--MEDICAL PRODUCTS (0.8%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03....        349,000          216,380
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06...........        181,000          171,950
dj Orthopedics, LLC
 12.625%, due 6/15/09.........         82,000           91,430
                                                   -----------
                                                       479,760
                                                   -----------
HEALTH CARE--MISCELLANEOUS (2.5%)
Columbia/HCA Healthcare Corp.
 7.50%, due 11/15/95..........        466,000          423,332
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (f)(g)...        226,000          113,000
Genesis Health Ventures, Inc.
 7.59%, due 4/2/07 (l)........         15,200           14,972
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(h)(j)....................        299,000          133,055
Manor Care, Inc.
 8.00%, due 3/1/08............        163,000          168,705

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)
HEALTH CARE--MISCELLANEOUS (CONTINUED)
Medaphis Corp.
 Series B
 9.50%, due 2/15/05...........  $     466,000      $   414,740
Unilab Corp.
 12.75%, due 10/1/09..........        421,000          488,360
                                                   -----------
                                                     1,756,164
                                                   -----------
HOMEBUILDING (0.3%)
Amatek Industries Property
 Ltd.
 14.50%, due 2/15/09 (k)(m)...        217,753          185,090
 14.50%, due 2/15/09 (c)(m)...            103               88
                                                   -----------
                                                       185,178
                                                   -----------
HOTEL/MOTEL (0.5%)
Hilton Hotels Corp.
 7.625%, due 5/15/08..........        244,000          232,672
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15.........        172,000          148,873
                                                   -----------
                                                       381,545
                                                   -----------
INDEPENDENT POWER PRODUCERS (0.8%)
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08............        226,000          206,705
Calpine Corp.
 8.50%, due 2/15/11...........        213,000          193,823
Salton Sea Funding Corp.
 Series B
 7.37%, due 5/30/05...........        111,581          111,376
                                                   -----------
                                                       511,904
                                                   -----------
INDUSTRIAL COMPONENTS (0.0%)(B)
Thermadyne Holdings Corp.
 (zero coupon), due 6/1/08
 12.50%, beginning 6/1/03
 (f)(g).......................        453,000              226
                                                   -----------

INTERNET SOFTWARE & SERVICES (0.1%)
PSINet, Inc.
 11.00%, due 8/1/09 (f)(g)....        276,000           20,700
 11.50%, due 11/1/08 (f)(g)...        195,000           14,625
                                                   -----------
                                                        35,325
                                                   -----------
LEISURE TIME (2.5%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07.........        244,000          248,880
Circus Circus Enterprises,
 Inc.
 7.00%, due 11/15/36..........        122,000          107,908
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06...........        122,000          115,290
 13.00%, due 8/1/06...........         41,000           37,105

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
LEISURE TIME (CONTINUED)
Hollywood Park, Inc.
 Series B
 9.25%, due 2/15/07...........  $     272,000      $   235,280
Las Vegas Sands, Inc.
 12.25%, due 11/15/04.........        242,000          242,000
Mandalay Resort Group
 9.50%, due 8/1/08............        105,000          109,987
Penn National Gaming, Inc.
 Series B
 11.125%, due 3/1/08..........        163,000          171,965
President Casinos, Inc.
 12.00%, due 9/15/02
 (c)(g)(h)(j).................         32,000           22,080
 13.00%, due 9/15/02 (g)......         72,000           33,840
Vail Resorts, Inc.
 8.75%, due 5/15/09...........        167,000          161,990
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09 (c)....        155,000          157,325
                                                   -----------
                                                     1,643,650
                                                   -----------
MANUFACTURING (0.3%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07............        294,000          214,620
                                                   -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.3%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)......        362,000          177,832
                                                   -----------

OIL--INTEGRATED DOMESTIC (0.1%)
Conoco Funding Co.
 6.35%, due 10/15/11..........        101,000          101,885
                                                   -----------

OIL & GAS SERVICES (1.5%)
Baytex Energy Ltd.
 10.50%, due 2/15/11..........        127,000          119,380
Comstock Resources, Inc.
 11.25%, due 5/1/07...........        235,000          232,650
Energy Corporation of America
 Series A
 9.50%, due 5/15/07...........        294,000          198,450
Halliburton Co.
 6.00%, due 8/1/06............        175,000          160,057
Mission Resources Corp.
 Series C
 10.875%, due 4/1/07..........        113,000          101,700
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06..........        165,000          164,175
Petro Stopping Centers
 Holdings, L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.....        303,000           57,570
                                                   -----------
                                                     1,033,982
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16

MainStay Strategic Income Fund


                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)
PAPER & FOREST PRODUCTS (0.5%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13...........  $     167,000      $   154,475
Rock-Tenn Co.
 8.20%, due 8/15/11...........        218,000          222,269
                                                   -----------
                                                       376,744
                                                   -----------
PHOTOGRAPHY/IMAGING (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09..........        113,000           79,100
                                                   -----------

PUBLISHING (1.6%)
A.H. Belo Corp.
 8.00%, due 11/1/08...........        345,000          352,363
CanWest Media, Inc.
 10.625%, due 5/15/11.........        219,000          232,961
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09...........        240,000          236,700
General Media, Inc.
 15.00%, due 3/29/04
 (g)(n1)......................             56           42,070
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07.........        163,000          146,700
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10..........        407,000          113,960
                                                   -----------
                                                     1,124,754
                                                   -----------
REAL ESTATE (0.9%)
Crescent Real Estate Equities
 L.P.
 7.00%, due 9/15/02...........        109,000          109,031
 7.50%, due 9/15/07...........        570,000          514,307
                                                   -----------
                                                       623,338
                                                   -----------
REAL ESTATE--INVESTMENT/MANAGEMENT (1.9%)
Blum CB Corp.
 11.25%, due 6/15/11..........        244,000          208,620
Felcor Lodging L.P.
 9.50%, due 9/15/08...........        100,000          100,250
Golden State Holdings, Inc.
 7.125%, due 8/1/05...........        290,000          290,901
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11...........        163,000          168,638
LNR Property Corp.
 Series B
 9.375%, due 3/15/08..........        208,000          205,400
 10.50%, due 1/15/09..........         95,000           96,188
MeriStar Hospitality Corp.
 9.00%, due 1/15/08...........        285,000          270,750
                                                   -----------
                                                     1,340,747
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
RESTAURANTS (0.3%)
FRI-MRD Corp.
 15.00%, due 1/24/02
 (c)(g)(h)(j).................  $     290,000      $   188,500
                                                   -----------

SPECIALIZED SERVICES (0.3%)
Protection One Alarm
 Monitoring, Inc.
 7.375%, due 8/15/05..........        249,000          204,180
                                                   -----------

SPECIALTY PRINTING (0.8%)
American Color Graphics, Inc.
 12.75%, due 8/1/05...........        240,000          230,700
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06....        366,000          221,888
 11.125%, due 7/15/11.........        112,000          119,560
                                                   -----------
                                                       572,148
                                                   -----------
STEEL (0.1%)
United States Steel LLC
 10.75%, due 8/1/08 (c).......        100,000           95,500
                                                   -----------

TECHNOLOGY (0.0%)(B)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (d)(h)(i)(j).................         15,448            3,862
                                                   -----------

TELECOMMUNICATIONS (4.3%)
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05...        166,000          102,920
AT&T Corp.
 7.30%, due 11/15/11 (c)......        150,000          153,664
 8.00%, due 11/15/31 (c)......        475,000          497,119
AT&T Wireless Services, Inc.
 8.75%, due 3/1/31............        335,000          379,685
COLO.COM
 13.875%, due 3/15/10
 (c)(f)(g)(n2)................            362            7,240
Global TeleSystems Europe B.V.
 11.00%, due 12/1/09 (g)......  E     294,000           15,707
IMPSAT Fiber Networks, Inc.
 13.75%, due 2/15/05 (g)......  $     317,000            9,510
Loral CyberStar, Inc.
 10.00%, due 7/15/06..........        233,000          153,780
Marconi Corp. PLC
 7.75%, due 9/15/10...........        145,000           75,767
 8.375%, due 9/15/30..........        204,000           93,771
Nextel International, Inc.
 (zero coupon), due 4/15/08
 12.125%, beginning 4/15/03...        163,000            8,150
 12.75%, due 8/1/10...........        181,000           12,670
PageMart Nationwide, Inc.
 15.00%, due 2/1/05 (f)(g)....        163,000              815

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CORPORATE BONDS (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (f)(g).......................  $     177,000      $       885
Qwest Capital Funding, Inc.
 5.875%, due 8/3/04...........        634,000          627,595
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03
 (c)(m).......................        158,000          118,500
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...        170,000          119,850
Verizon New England, Inc.
 6.50%, due 9/15/11...........        181,000          184,022
VoiceStream Wireless Corp.
 10.375%, due 11/15/09........        105,000          119,175
WorldCom, Inc.
 8.25%, due 5/15/31...........        368,000          388,996
                                                   -----------
                                                     3,069,821
                                                   -----------
TELEPHONE (0.1%)
Citizens Communications Co.
 7.625%, due 8/15/08 (c)......        100,000          102,263
                                                   -----------

TRANSPORTATION (0.2%)
HORNBECK-LEEVAC Marine
 Services, Inc.
 10.625%, due 8/1/08 (c)......        118,000          119,770
                                                   -----------
Total Corporate Bonds
 (Cost $30,328,499)...........                      26,930,930
                                                   -----------
FOREIGN BONDS (16.6%)

BRAZIL (1.6%)
CIA Brasil De Bebidas
 10.50%, due 12/15/11 (c).....  $     400,000          394,000
Republic of Brazil
 10.125%, due 5/15/27.........        249,000          183,015
 11.625%, due 4/15/04.........        557,000          568,140
                                                   -----------
                                                     1,145,155
                                                   -----------
BULGARIA (0.4%)
Republic of Bulgaria
 4.5625%, due 7/28/11 (l).....  $     344,520          299,732
                                                   -----------

CANADA (0.4%)
Canadian Government
 5.50%, due 6/1/10 (o)........  C$    389,000          247,234
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
CAYMAN ISLANDS (0.2%)
AES Drax Holdings Ltd.
 Series B
 10.41%, due 12/31/20 (p).....  $     180,000      $   160,650
                                                   -----------

CHILE (0.2%)
HQI Transelec de Chile S.A.
 7.875%, due 4/15/11..........  $     135,000          136,611
                                                   -----------

COLOMBIA (0.1%)
Republic of Colombia
 11.75%, due 2/25/20..........  $      90,000           89,550
                                                   -----------

DENMARK (1.6%)
Kingdom of Denmark
 5.00%, due 11/15/03..........  DK  2,085,000          253,217
Realkredit Danmark A/S
 6.00%, due 10/1/29...........      7,300,000          847,983
                                                   -----------
                                                     1,101,200
                                                   -----------
DOMINICAN REPUBLIC (0.1%)
Dominican Republic
 9.50%, due 9/27/06 (c).......  $      90,000           91,800
                                                   -----------

FINLAND (0.5%)
Finnish Government
 5.75%, due 2/23/11...........  E     391,000          363,526
                                                   -----------

FRANCE (0.7%)
France Telecom SA
 8.50%, due 3/1/31 (c)........  $     400,000          456,644
                                                   -----------

GERMANY (2.9%)
Bundesobligation
 Series 132
 4.125%, due 8/27/04..........  E     565,000          505,835
 Series 123
 4.50%, due 5/17/02...........        450,000          402,291
Kreditanstalt fuer Wiederauf
 4.75%, due 8/18/06 (o).......        724,000          651,888
Republic of Deutschland
 Series 98
 5.25%, due 1/4/08............        538,000          495,514
                                                   -----------
                                                     2,055,528
                                                   -----------
ITALY (1.7%)
Buoni Poliennali del Tesoro
 5.25%, due 12/15/05..........  E     321,000          294,946
 5.50%, due 11/1/10...........        534,000          487,841
 6.50%, due 11/1/27...........        372,000          375,117
                                                   -----------
                                                     1,157,904
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18

MainStay Strategic Income Fund


                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FOREIGN BONDS (CONTINUED)
NETHERLANDS (0.7%)
Netherlands Government
 3.75%, due 7/15/09...........  E    $634,000      $   522,740
                                                   -----------
NEW ZEALAND (0.9%)
New Zealand Government
 Series 205
 6.50%, due 2/15/05...........  NZD 1,480,000          623,285
                                                   -----------

PHILLIPPINES (0.3%)
Republic of Philippines
 9.875%, due 1/15/19..........  $     200,000          190,250
                                                   -----------

RUSSIA (1.6%)
Ministry of Finance
 Series IV
 3.00%, due 5/14/03...........  $     543,000          492,094
Russian Federation
 5.00%, due 3/31/30...........        362,000          210,177
 8.25%, due 3/31/10...........        204,000          177,480
 10.00%, due 6/26/07..........        183,000          180,484
                                                   -----------
                                                     1,060,235
                                                   -----------
SPAIN (0.7%)
Bonos Y Obligacion del Estado
 4.75%, due 7/30/14...........  E     155,000          129,896
 5.15%, due 7/30/09...........        375,000          337,009
                                                   -----------
                                                       466,905
                                                   -----------
UNITED KINGDOM (1.8%)
United Kingdom Treasury Bonds
 5.75%, due 12/7/09...........  L     242,000          365,943
 6.00%, due 12/7/28...........        175,000          299,324
 7.50%, due 12/7/06...........         87,000          139,510
 9.00%, due 10/13/08 (o)......        266,000          472,013
                                                   -----------
                                                     1,276,790
                                                   -----------
VENEZUELA (0.2%)
Republic of Venezuela
 13.625%, due 8/15/18.........  $     181,000          152,945
                                                   -----------
Total Foreign Bonds
 Cost ($12,050,103)...........                      11,598,684
                                                   -----------
LOAN ASSIGNMENTS & PARTICIPATIONS (0.5%)

ENTERTAINMENT (0.3%)
Carmike Cinemas, Inc.
 Bank debt, Revolver
 9.08%, due 11/10/02
 (g)(h)(j)(l).................        197,516          204,676
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
TEXTILES (0.2%)
Synthetic Industries, Inc.
 Bridge Loan
 17.00%, due 6/14/08
 (g)(h)(j)(l).................  $     355,000      $   142,000
                                                   -----------
Total Loan Assignments &
 Participations
 (Cost $531,808)..............                         346,676
                                                   -----------
MORTGAGE-BACKED SECURITIES (0.8%)

COMMERCIAL MORTGAGE LOAN
 (COLLATERALIZED MORTGAGE OBLIGATIONS) (0.8%)
First Union-Chase Commercial
 Mortgage
 Series 1999-C2 Class A2
 6.645%, due 4/15/09..........        230,000          238,731
GMAC Commercial Mortgage
 Securities, Inc.
 Series 1998-C2 Class A2
 6.42%, due 5/15/35...........        290,000          299,088
                                                   -----------
                                                       537,819
                                                   -----------
Total Mortgage-Backed
 Securities
 (Cost $534,615)..............                         537,819
                                                   -----------
U.S. GOVERNMENT & FEDERAL AGENCIES (19.3%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.4%)
 5.00%, due 5/15/04...........        175,000          180,698
 5.50%, due 1/14/32 TBA (q)...        605,000          574,372
 6.875%, due 9/15/10..........        225,000          242,690
                                                   -----------
                                                       997,760
                                                   -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.4%)
 7.00%, due 7/15/05...........        263,000          286,162
                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (7.7%)
 5.50%, due 8/1/14-8/1/15.....        885,388          877,940
 5.50%, due 1/17/17 TBA (q)...      1,320,000        1,297,312
 6.00%, due 10/1/16...........      1,000,912        1,004,039
 6.50%, due 6/1/31-10/1/31....      1,205,853        1,207,812
 7.50%, due 8/1/31............        970,325        1,002,384
                                                   -----------
                                                     5,389,487
                                                   -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (2.3%)
 6.00%, due 4/15/29...........        347,313          341,606
 6.00%, due 2/21/32 TBA (q)...        595,000          580,683
 7.50%, due
   12/15/23 - 12/15/28........        684,309          712,592
                                                   -----------
                                                     1,634,881
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
U.S. GOVERNMENT & FEDERAL AGENCIES (CONTINUED)
U.S. TREASURY BONDS (0.8%)
 6.25%, due 5/15/30 (r).......  $     360,000      $   389,588
 7.50%, due 11/15/16..........        100,000          118,250
                                                   -----------
                                                       507,838
                                                   -----------
U.S. TREASURY NOTES (6.7%)
 4.625%, due 5/15/06 (r)......      2,554,000        2,588,709
 5.50%, due 2/15/08...........        303,000          316,280
 5.75%, due 8/15/10...........        263,000          275,903
 6.25%, due 2/15/07...........        398,000          429,653
 7.00%, due 7/15/06...........        940,000        1,039,283
                                                   -----------
                                                     4,649,828
                                                   -----------
Total U.S. Government &
 Federal Agencies
 (Cost $13,511,251)...........                      13,465,956
                                                   -----------
YANKEE BONDS (4.9%)
BROADCAST/MEDIA (1.7%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09..........        172,000          164,733
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07..........        385,000           80,850
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04..........        136,000           70,720
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07.........        466,000          344,840
Rogers Cablesystem Ltd.
 10.00%, due 12/1/07..........        276,000          298,080
 10.125%, due 9/1/12..........         72,000           76,680
United Pan-Europe
 Communications N.V., Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.....         45,000            3,600
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04...        104,000            8,320
 10.875%, due 8/1/09..........        543,000           70,590
 11.25%, due 2/1/10...........        407,000           52,910
                                                   -----------
                                                     1,171,323
                                                   -----------
BUILDING MATERIALS (0.2%)
Celulosa Arauco
 7.75%, due 9/13/11...........        113,000          113,209
                                                   -----------

CONSUMER PRODUCTS (0.0%)(B)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (d)(f)(g)(j).................        415,000               42
                                                   -----------

                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
FINANCE (0.3%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06..........  $     204,000      $   204,000
                                                   -----------

GOLD & PRECIOUS METALS MINING (0.3%)
Normandy Yandal Operations
 Ltd.
 8.875%, due 4/1/08...........        190,000          187,150
                                                   -----------

HOTEL/MOTEL (0.2%)
Sun International Hotels Ltd.
 9.00%, due 3/15/07...........        172,000          165,550
                                                   -----------

OIL & GAS SERVICES (0.3%)
Triton Energy Ltd.
 8.875%, due 10/1/07..........        226,000          250,860
                                                   -----------

PAPER & FOREST PRODUCTS (0.2%)
Doman Industries Ltd.
 12.00%, due 7/1/04...........        130,000          115,700
                                                   -----------

STEEL (0.2%)
Algoma Steel, Inc.
 12.375%, due 7/15/05 (g).....        654,000          160,230
                                                   -----------

TELECOMMUNICATIONS (1.0%)
Call-Net Enterprises, Inc.
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04....        484,000          111,320
 9.375%, due 5/15/09..........        199,000           69,650
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07 (f)(g)...         63,000            5,670
Millicom International
 Cellular S.A.
 13.50%, due 6/1/06...........        543,000          358,380
TELUS Corp.
 8.00%, due 6/1/11............        165,000          175,093
360networks, Inc.
 13.00%, due 5/1/08
 (d)(g)(j)....................        199,000               20
                                                   -----------
                                                       720,133
                                                   -----------
TRANSPORTATION--SHIPPING (0.5%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (d)(h)(j)....................        126,291          107,549
Sea Containers Ltd.
 Series B
 7.875%, due 2/15/08..........         50,000           27,000
 10.50%, due 7/1/03...........         81,000           68,951

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20

MainStay Strategic Income Fund


                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
YANKEE BONDS (CONTINUED)
TRANSPORTATION--SHIPPING (CONTINUED)
 Series B
 10.75%, due 10/15/06.........  $     244,000      $   158,600
                                                   -----------
                                                       362,100
                                                   -----------
Total Yankee Bonds
 (Cost $5,395,310)............                       3,450,297
                                                   -----------
Total Long-Term Bonds
 (Cost $67,050,473)...........                      60,608,735
                                                   -----------
                                   SHARES
                                -------------
COMMON STOCKS (1.0%)

FINANCE (0.0%)(B)
AMC Financial, Inc. (a).......         19,954           11,972
                                                   -----------

HEALTH CARE--MISCELLANEOUS (0.1%)
Genesis Health Ventures, Inc.
 (a)..........................          3,299           67,630
                                                   -----------

INDUSTRIAL COMPONENTS (0.0%)(B)
Morris Material
 Handling, Inc.
 (a)(d)(h)(j).................            831            4,404
                                                   -----------
RETAIL STORES (0.2%)
Sears, Roebuck & Co. .........          2,950          140,538
                                                   -----------

TELECOMMUNICATIONS (0.3%)
@Track Communications, Inc.
 (a)..........................         83,459          125,189
ICO Global Communications
 Holdings Ltd. (a)............         20,419           40,838
International Wireless
 Communications
 Holdings, Inc (a)(d)(j)......         22,964              230
                                                   -----------
                                                       166,257
                                                   -----------
TELEPHONE (0.4%)
BellSouth Corp. ..............          2,264           86,372
SBC Communications, Inc. .....          2,173           85,116
Verizon Communications,
 Inc. ........................          1,720           81,631
                                                   -----------
                                                       253,119
                                                   -----------
Total Common Stocks
 (Cost $1,263,449)............                         643,920
                                                   -----------
CONVERTIBLE PREFERRED STOCKS (0.1%)

FINANCE (0.1%)
Pacific & Atlantic (Holdings)
 Inc.
 7.50%, Class A (h)(i)(j).....         17,536           87,680
                                                   -----------

                                   SHARES             VALUE
                                ------------------------------
HEALTH CARE--MISCELLANEOUS (0.0%)(B)
Genesis Health Ventures, Inc.
 6.00% (h)(i).................             23      $     2,427
                                                   -----------

TECHNOLOGY (0.0%)(B)
Electronic Retailing Systems
 International, Inc.
 Series A-1 (a)(d)(h)(i)(j)...            123                1
                                                   -----------
Total Convertible Preferred
 Stocks
 (Cost $102,315)..............                          90,108
                                                   -----------
PREFERRED STOCKS (1.7%)

BROADCAST/MEDIA (0.5%)
Paxson Communications Corp.
 12.50% (i)...................            381          362,140
                                                   -----------

FINANCE (0.6%)
North Atlantic Trading Co.,
 Inc.
 12.00% (i)...................         29,318          403,124
                                                   -----------

REAL ESTATE--INVESTMENT/MANAGEMENT (0.6%)
Sovereign Real Estate
 Investment Corp.
 12.00%, Series A (c).........            403          398,970
                                                   -----------

TELECOMMUNICATIONS (0.0%)(B)
ICG Holdings, Inc.
 14.25% (d)(f)(i)(j)..........            247                2
                                                   -----------

TRANSPORTATION--SHIPPING (0.0%)(B)
Ermis Maritime
 Holdings Ltd. (a)(d)(h)(j)...          3,096               31
                                                   -----------
Total Preferred Stocks
 (Cost $1,471,653)............                       1,164,267
                                                   -----------
RIGHTS (0.0%)(B)

HOMEBUILDING (0.0%)(B)
Amatek Industries Property
 Ltd.
 Common Rights (a)(d)(j)......            152                8
 Preferred Rights (a)(d)(j)...         32,764           16,382
                                                   -----------
                                                        16,390
                                                   -----------
Total Rights
 (Cost $16,761)...............                          16,390
                                                   -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES             VALUE
                                ------------------------------
WARRANTS (0.0%)(B)

BROADCAST/MEDIA (0.0%)(B)
Ono Finance PLC
 expire 2/15/11 (a)(c)(j).....            405      $     4,050
                                                   -----------

FINANCE (0.0%)(B)
ASAT Finance LLC
 expire 11/1/06
 (a)(c)(d)(j).................            175              263
                                                   -----------

HEALTH CARE--MISCELLANEOUS (0.0%)(B)
Genesis Health Ventures, Inc.
 expire 10/1/02 (a)...........          1,103            5,239
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(d)(h)(j)...          5,531            5,531
                                                   -----------
                                                        10,770
                                                   -----------
INDUSTRIAL COMPONENTS (0.0%)(B)
Morris Material Handling, Inc.
 Series A
 expire 9/28/11
 (a)(d)(h)(j).................            519                5
 Series B
 expire 9/28/11
 (a)(d)(h)(j).................            519                5
 Series C
 expire 9/28/11
 (a)(d)(h)(j).................            779                8
                                                   -----------
                                                            18
                                                   -----------
OIL & GAS SERVICES (0.0%)(B)
Petro Stopping Centers
 Holdings L.P.
 expire 6/1/02 (a)(c)(d)(j)...            335              335
                                                   -----------

TELECOMMUNICATIONS (0.0%)(B)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)(d)(j).....          5,128               51
Loral Space & Communications
 Ltd.
 expire 12/27/06 (a)..........          2,304            2,903
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)(j).....            225           11,250
                                                   -----------
                                                        14,204
                                                   -----------
Total Warrants
 (Cost $77,406)...............                          29,640
                                                   -----------
                                  PRINCIPAL
                                   AMOUNT             VALUE
                                ------------------------------
SHORT-TERM INVESTMENTS (11.9%)

COMMERCIAL PAPER (11.9%)
Federal Home Loan Banks
 1.84%, due 1/2/02............  $   2,000,000      $ 1,999,898
Freddie Mac Discount Note
 1.47%, due 1/2/02............        540,000          539,978
General Electric Capital Corp.
 1.84%, due 1/10/02...........      2,825,000        2,823,700
Goldman Sachs Group, Inc.
 2.05%, due 1/2/02............      1,395,000        1,394,921
Halifax PLC
 1.90%, due 1/10/02...........      1,500,000        1,499,328
                                                   -----------
                                                     8,257,825
                                                   -----------
Total Short-Term Investments
 (Cost $8,257,825)............                       8,257,825
                                                   -----------
Total Investments
 (Cost $78,239,882)(s)........          101.6%      70,810,885(t)
Liabilities in Excess of
 Cash and Other Assets........           (1.6)      (1,085,995)
                                -------------      -----------
                                        100.0%     $69,724,890
                                =============      ===========

-------
(a)   Non-income producing security.
(b)   Less than one tenth of a percent.
(c)   May be sold to institutional investors only.
(d)   Fair valued security.
(e)   Yankee bond.
(f)   Issuer in bankruptcy.
(g)   Issue in default.
(h)   Restricted security.
(i)   PIK ("Payment in Kind")--dividend payment is made with
      additional securities.
(j)   Illiquid security.
(k)   Eurobond--bond denominated in U.S. dollars or other
      currencies and sold to investors outside the country
      whose currency is used.
(l)   Floating rate. Rate shown is the rate in effect at
      December 31, 2001.
(m)   CIK ("Cash in Kind")--interest payment is made with cash
      or additional securities.
(n1)  56 Units--Each unit reflects $1,000 principal amount of
      15.00% Senior Secured Notes plus 0.1923 shares of Series
      A preferred stock.
(n2)  362 Units--Each unit reflects $1,000 principal amount of
      13.875% Senior Notes plus 1 warrant to acquire 19.9718
      shares of common stock at $0.01 per share at a future
      date.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22

MainStay Strategic Income Fund


(o) Partially segregated as collateral for forward contracts.
(p)   Partially segregated for unfunded loan commitment.
(q) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date.
      The actual amount and the maturity date will be determined upon settlement.
(r)   Segregated as collateral for TBA.
(s)   The cost for federal income tax purposes is $78,268,204.
(t)   At December 31, 2001, net unrealized depreciation was
      $7,457,319, based on cost for federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,574,291 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $9,031,610.
(u) The following abbreviations are used in the above portfolio:

      C$  --Security denominated in Canadian Dollar.
      DK  --Security denominated in Danish Krone.
      E   --Security denominated in Euro.
      NZD --Security denominated in New Zealand Dollars.
      L   --Security denominated in Pound Sterling.
      $   --Security denominated in U.S. Dollar.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              23
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $78,239,882)..............................................       $70,810,885
Cash denominated in foreign currencies (identified cost
  $8,857)...................................................             8,727
Cash........................................................             6,242
Receivables:
  Dividends and interest....................................         1,212,839
  Fund shares sold..........................................           191,946
  Investment securities sold................................           136,246
Unrealized appreciation on foreign currency forward
  contracts.................................................           188,479
                                                                   -----------
        Total assets........................................        72,555,364
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         2,520,875
  Fund shares redeemed......................................           122,242
  NYLIFE Distributors.......................................            49,103
  Manager...................................................            37,034
  Transfer agent............................................            30,105
  Custodian.................................................             1,404
  Trustees..................................................               649
Accrued expenses............................................            60,437
Unrealized depreciation on foreign currency forward
  contracts.................................................             8,625
                                                                   -----------
        Total liabilities...................................         2,830,474
                                                                   -----------
Net assets..................................................       $69,724,890
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    18,327
  Class B...................................................            63,012
  Class C...................................................             3,614
Additional paid-in capital..................................        82,288,304
Accumulated net investment loss.............................          (490,848)
Accumulated net realized loss on investments................        (4,907,245)
Net unrealized depreciation on investments..................        (7,428,997)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................           178,723
                                                                   -----------
Net assets..................................................       $69,724,890
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $15,066,240
                                                                   ===========
Shares of beneficial interest outstanding...................         1,832,733
                                                                   ===========
Net asset value per share outstanding.......................       $      8.22
Maximum sales charge (4.50% of offering price)..............              0.39
                                                                   -----------
Maximum offering price per share outstanding................       $      8.61
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $51,693,611
                                                                   ===========
Shares of beneficial interest outstanding...................         6,301,220
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.20
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 2,965,039
                                                                   ===========
Shares of beneficial interest outstanding...................           361,433
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.20
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   173,061
  Interest..................................................    6,446,885
                                                              -----------
    Total income............................................    6,619,946
                                                              -----------
Expenses:
  Manager...................................................      423,293
  Distribution--Class B.....................................      365,470
  Distribution--Class C.....................................       23,206
  Transfer agent............................................      177,192
  Service--Class A..........................................       46,693
  Service--Class B..........................................      121,936
  Service--Class C..........................................        7,744
  Professional..............................................       45,993
  Amortization of organization expense......................       34,140
  Registration..............................................       32,275
  Shareholder communication.................................       32,056
  Recordkeeping.............................................       26,848
  Custodian.................................................       26,096
  Trustees..................................................        2,419
  Miscellaneous.............................................       37,310
                                                              -----------
    Total expenses..........................................    1,402,671
                                                              -----------
Net investment income.......................................    5,217,275
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized loss from:
  Security transactions.....................................   (1,062,990)
  Foreign currency transactions.............................     (703,792)
                                                              -----------
Net realized loss on investments and foreign currency
  transactions..............................................   (1,766,782)
                                                              -----------
Net change in unrealized depreciation on:
  Security transactions.....................................     (162,576)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward contracts.......      809,903
                                                              -----------
Net unrealized gain on investments and foreign currency
  transactions..............................................      647,327
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (1,119,455)
                                                              -----------
Net increase in net assets resulting from operations........  $ 4,097,820
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              25
                                                                               -

Statement of Changes in Net Assets

                                                                 Year ended     Year ended
                                                                December 31,   December 31,
                                                                    2001           2000
                                                                ------------   ------------
  INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.....................................  $ 5,217,275    $  5,514,725
    Net realized loss on investments and foreign currency
      transactions............................................   (1,766,782)     (2,961,642)
    Net change in unrealized depreciation on investments and
      foreign currency transactions...........................      647,327      (3,948,172)
                                                                ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations..............................................    4,097,820      (1,395,089)
                                                                ------------   ------------
  Dividends and distributions to shareholders:
    From net investment income:
      Class A.................................................   (1,335,438)     (1,184,783)
      Class B.................................................   (3,295,728)     (2,912,505)
      Class C.................................................     (208,471)        (59,099)
    Return of capital:
      Class A.................................................     (160,192)       (296,589)
      Class B.................................................     (395,338)       (729,094)
      Class C.................................................      (25,007)        (14,795)
                                                                ------------   ------------
        Total dividends and distributions to shareholders.....   (5,420,174)     (5,196,865)
                                                                ------------   ------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Class A.................................................   12,261,031       6,369,624
      Class B.................................................   12,255,374       7,701,428
      Class C.................................................    3,727,065       2,370,207
    Net asset value of shares issued to shareholders in
      reinvestment of dividends and distributions:
      Class A.................................................    1,117,106       1,165,569
      Class B.................................................    2,598,570       2,687,134
      Class C.................................................      101,713          42,069
                                                                ------------   ------------
                                                                 32,060,859      20,336,031
    Cost of shares redeemed:
      Class A.................................................  (16,886,152)     (6,796,504)
      Class B.................................................   (9,820,381)    (17,678,330)
      Class C.................................................   (3,717,875)       (192,901)
                                                                ------------   ------------
        Increase (decrease) in net assets derived from capital
         share transactions...................................    1,636,451      (4,331,704)
                                                                ------------   ------------
        Net increase (decrease) in net assets.................      314,097     (10,923,658)
  NET ASSETS:
  Beginning of year...........................................   69,410,793      80,334,451
                                                                ------------   ------------
  End of year.................................................  $69,724,890    $ 69,410,793
                                                                ============   ============
  Accumulated net investment loss at end of year..............  $  (490,848)   $   (251,305)
                                                                ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

26
-

Financial Highlights selected per share data and ratios

                                                                                      Class A
                                                          ----------------------------------------------------------------
                                                                                                              February 28*
                                                                     Year ended December 31,                    through
                                                          ----------------------------------------------      December 31,
                                                           2001         2000         1999         1998            1997
                                                          -------      -------      -------      -------      ------------
Net asset value at beginning of period..............      $  8.37      $  9.20      $  9.71      $  9.91        $ 10.00
                                                          -------      -------      -------      -------        -------
Net investment income...............................         0.67(a)(d)    0.73        0.67         0.60           0.54
Net realized and unrealized gain (loss) on
  investments.......................................        (0.14)       (0.61)       (0.45)       (0.09)          0.07
Net realized and unrealized gain (loss) on foreign
  currency transactions.............................         0.01        (0.26)        0.00(b)     (0.01)          0.05
                                                          -------      -------      -------      -------        -------
Total from investment operations....................         0.54        (0.14)        0.22         0.50           0.66
                                                          -------      -------      -------      -------        -------
Less dividends and distributions:
  From net investment income........................        (0.62)       (0.55)       (0.70)       (0.70)         (0.54)
  From net realized gain on investments.............           --           --        (0.03)          --          (0.21)
  Return of capital.................................        (0.07)       (0.14)       (0.00)(c)       --             --
                                                          -------      -------      -------      -------        -------
Total dividends and distributions...................        (0.69)       (0.69)       (0.73)       (0.70)         (0.75)
                                                          -------      -------      -------      -------        -------
Net asset value at end of period....................      $  8.22      $  8.37      $  9.20      $  9.71        $  9.91
                                                          =======      =======      =======      =======        =======
Total investment return (b).........................         6.62%       (1.57%)       2.30%        5.17%          6.62%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...........................         7.95%(d)     8.27%        6.97%        6.14%          6.46%+
    Net expenses....................................         1.44%        1.47%        1.34%        1.38%          1.15%+
    Expenses (before reimbursement).................         1.44%        1.47%        1.34%        1.42%          1.49%+
Portfolio turnover rate.............................          141%         187%         244%         325%           323%
Net assets at end of period (in 000's)..............      $15,066      $18,909      $19,922      $21,603        $18,922

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c) ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)   0.00(c)   0.00(c)
Decrease ratio of net investment income.....................   (0.13%)   (0.13%)   (0.13%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              27
                                                                               -

                            Class B                                               Class C
    -------------------------------------------------------   ------------------------------------------------
                                               February 28*             Year ended               September 1**
            Year ended December 31,              through               December 31,                 through
    ----------------------------------------   December 31,   -------------------------------     December 31,
     2001         2000      1999      1998         1997        2001          2000      1999           1998
    -------      -------   -------   -------   ------------   -------       -------   -------    --------------
    $  8.36      $  9.19   $  9.70   $  9.91     $ 10.00      $  8.36       $  9.19   $  9.70       $  9.59
    -------      -------   -------   -------     -------      -------       -------   -------       -------
       0.61(a)(d)    0.67     0.60      0.54        0.48         0.61(a)(d)    0.67      0.60          0.21
      (0.15)       (0.61)    (0.45)    (0.11)       0.07        (0.15)        (0.61)    (0.45)         0.10
       0.01        (0.26)     0.00(c)   (0.01)      0.05         0.01         (0.26)     0.00(c)       0.01
    -------      -------   -------   -------     -------      -------       -------   -------       -------
       0.47        (0.20)     0.15      0.42        0.60         0.47         (0.20)     0.15          0.32
    -------      -------   -------   -------     -------      -------       -------   -------       -------
      (0.56)       (0.50)    (0.63)    (0.63)      (0.48)       (0.56)        (0.50)    (0.63)        (0.21)
         --           --     (0.03)       --       (0.21)          --            --     (0.03)           --
      (0.07)       (0.13)    (0.00)(c)    --          --        (0.07)        (0.13)    (0.00)(c)        --
    -------      -------   -------   -------     -------      -------       -------   -------       -------
      (0.63)       (0.63)    (0.66)    (0.63)      (0.69)       (0.63)        (0.63)    (0.66)        (0.21)
    -------      -------   -------   -------     -------      -------       -------   -------       -------
    $  8.20      $  8.36   $  9.19   $  9.70     $  9.91      $  8.20       $  8.36   $  9.19       $  9.70
    =======      =======   =======   =======     =======      =======       =======   =======       =======
       5.78%       (2.28%)    1.54%     4.35%       6.02%        5.78%        (2.28%)    1.54%         3.41%
       7.20%(d)     7.52%     6.22%     5.39%       5.71%+       7.20%(d)      7.52%     6.22%        5.39%+
       2.19%        2.22%     2.09%     2.13%       1.90%+       2.19%         2.22%     2.09%         2.13%+
       2.19%        2.22%     2.09%     2.17%       2.24%+       2.19%         2.22%     2.09%         2.13%+
        141%         187%      244%      325%        323%         141%          187%      244%          325%
    $51,694      $47,607   $59,645   $66,273     $43,872      $ 2,965       $ 2,895   $   768       $    91

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28
-

MainStay Strategic Income Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on February 28, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's objective is to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to a greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

Notes to Financial Statements


the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities, foreign currency options and securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the

30

MainStay Strategic Income Fund


forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2001:

                                                           Contract      Contract      Unrealized
                                                            Amount        Amount     Appreciation/
                                                             Sold       Purchased    (Depreciation)
                                                          -----------   ----------   --------------
Foreign Currency Sale Contracts
Canadian Dollar vs. U.S. Dollar, expiring 2/12/02.......  C$  695,000   $  434,701      $   (726)
Euro vs. U.S. Dollar, expiring 1/30/02..................  E 3,592,211   $3,268,912        75,186
Euro vs. U.S. Dollar, expiring 1/30/02..................  E 3,758,460   $3,417,040        75,506
Euro vs. U.S. Dollar, expiring 3/21/02..................  E   371,324   $  337,793         8,270
Pound Sterling vs. U.S. Dollar, expiring 1/7/02.........  L 1,138,000   $1,673,770        19,046
                                                           Contract      Contract
                                                            Amount        Amount
                                                           Purchased       Sold
                                                          -----------   ----------
Foreign Currency Buy Contracts
Canadian Dollar vs. U.S. Dollar, expiring 2/12/02.......  C$  268,553   $  167,480           773
Euro vs. U.S. Dollar, expiring 1/18/02..................  E   553,220   $  500,000        (7,899)
Euro vs. U.S. Dollar, expiring 1/30/02..................  E   805,994   $  710,000         6,585
Pound Sterling vs. U.S. Dollar, expiring 1/7/02.........  L   336,000   $  485,453         3,113
                                                                                        --------
Net unrealized appreciation on foreign currency forward
  contracts.............................................                                $179,854
                                                                                        ========

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1993 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

32

MainStay Strategic Income Fund


Restricted securities held at December 31, 2001:

                                                      PRINCIPAL
                                     ACQUISITION       AMOUNT/                 12/31/01   PERCENT OF
            SECURITY                   DATE(S)         SHARES        COST       VALUE     NET ASSETS
---------------------------------    -----------      ---------   ----------   --------   ----------
Carmike Cinemas, Inc.
  Bank debt, Revolver
  9.08%, due 11/10/02 (a)........      6/12/01        $197,516    $  176,808   $204,676      0.3%
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (c)..........  5/26/98-10/1/01      15,488         3,360      3,862      0.0(b)
  Convertible Preferred Stock
  Series A-1 (c).................  5/20/98-2/26/01         123             1          1      0.0(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04............  12/14/98-2/16/01    126,291       111,828    107,549      0.2
  Preferred Stock................   12/9/98-2/6/01       3,096             0(d)       31     0.0(b)
FRI-MRD Corp.
  15.00%, due 1/24/02 (a)........      8/12/97         290,000       288,883    188,500      0.3
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00% (c)......................  11/1/99-12/31/01         23         1,945      2,427      0.0(b)
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04.......  3/15/99-5/12/01     299,000       151,852    133,055      0.2
  Class A, Warrants..............  3/10/99-6/23/00       5,531         8,407      5,531      0.0(b)
Morris Material Handling, Inc.
  Series A, Warrants.............  3/11/99-10/30/01        519             0(d)        5     0.0(b)
  Series B, Warrants.............  3/11/99-10/30/01        519             0(d)        5     0.0(b)
  Series C, Warrants.............  3/11/99-10/30/01        779             0(d)        8     0.0(b)
  Common Stock...................  3/11/99-10/30/01        831           462      4,404      0.0(b)
Pacific & Atlantic (Holdings)
  Inc.
  Convertible Preferred Stock
  7.50%, Class A (c).............  5/29/98-5/10/99      17,536       100,369     87,680      0.1
President Casinos, Inc.
  12.00%, due 9/15/02 (a)........      12/3/98          32,000        32,000     22,080      0.0(b)
Synthetic Industries, Inc.
  Bridge Loan
  17.00%, due 6/14/08 (a)........      12/17/99        355,000       355,000    142,000      0.2
                                                                  ----------   --------      ---
                                                                  $1,230,915   $901,814      1.3%
                                                                  ==========   ========      ===

-------
(a) Issue in default.
(b) Less than one tenth of a percent.
(c) PIK ("Payment in Kind")--interest payment is made with additional shares.
(d) Less than one dollar.

COMMITMENTS AND CONTINGENCIES. As of December 31, 2001, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                                               Unfunded
                          Borrower                            Commitment
                          --------                            ----------
Lucent Technologies, Inc.                                      $118,125
                                                               ========

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

MORTGAGE DOLLAR ROLLS. The Fund enters into mortgage dollar roll ("MDR") transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $208,486 and are being amortized over 60 months beginning at the commencement of operations. On October 26, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $14,152, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

34

MainStay Strategic Income Fund


Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

A permanent book/tax difference of $556,249 is an increase to accumulated net investment loss. In addition, decreases of $354,628, $703,792 and $502,171 have been made to accumulated net realized loss on investments, accumulated net realized loss on foreign currency transactions and additional paid-in capital, respectively. These book/tax differences are primarily due to certain expenses being nondeductible for tax purposes, gain (loss) from redemption in kind, premium amortization adjustments, interest write-offs, paydown gain (loss) and the tax treatment of foreign currency losses.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (t) of the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized for this Fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not its market value) and increased the net unrealized gain (loss) by $60,932. The Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $95,896.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on

36

MainStay Strategic Income Fund


the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

Foreign currency held at December 31, 2001:

            CURRENCY                                    COST                      VALUE
---------------------------------                     ---------                 ---------
Canadian Dollar     C$    10,698                      $  6,807                  $  6,702
Danish Krone        DK       202                            24                        24
Euro                 E     2,209                         1,992                     1,967
New Zealand Dollar  NZD       80                            33                        33
Pound Sterling       L         1                             1                         1
                                                      --------                  --------
                                                      $  8,857                  $  8,727
                                                      ========                  ========

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.60% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $423,293.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.30% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $3,110 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $309, $54,678 and $766, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $177,192.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000

38

MainStay Strategic Income Fund


for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,650 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $26,848 for the year ended December 31, 2001.

NOTE--4 FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $4,876,674, were available as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                        CAPITAL LOSS                          AMOUNT
                     AVAILABLE THROUGH                        (000'S)
                     -----------------                        -------
       2007.................................................  $2,054
       2008.................................................   1,959
       2009.................................................     864
                                                              ------
                                                              $4,877
                                                              ======

In addition, the Fund intends to elect to treat for federal income tax purposes approximately $30,571 of qualifying realized capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of U.S. Government securities were $37,698 and $40,716, respectively. Purchases and sales of securities, other than U.S. Government securities and short-term securities, were $61,157 and $57,852, respectively. Included in sales proceeds for the Fund is $6,377, representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                     YEAR ENDED
                                                    DECEMBER 31, 2001             DECEMBER 31, 2000
                                               ---------------------------   ----------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   --------
Shares sold..................................   1,466     1,464      450       728        885        280
Shares issued in reinvestment of dividends
  and distributions..........................     133       311       12       133        307          5
                                               ------    ------     ----      ----     ------     ------
                                                1,599     1,775      462       861      1,192        285
Shares redeemed..............................  (2,024)   (1,167)    (447)     (769)    (1,990)       (23)
                                               ------    ------     ----      ----     ------     ------
Net increase (decrease)......................    (425)      608       15        92       (798)       262
                                               ======    ======     ====      ====     ======     ======

40
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              41
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

42
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              43
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

44
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSSI11- 02/02


                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Income Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

[RECYCLE.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Strategic Value
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      11
                                                              Portfolio of Investments                        12
                                                              Financial Statements                            22
                                                              Notes to Financial Statements                   28
                                                              Report of Independent Accountants               38
                                                              Trustees and Officers                           39
                                                              The MainStay(R) Funds                           42

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Strategic Value Fund versus S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -4.74%, Since Inception 4.40%

                                         MAINSTAY STRATEGIC
                                             VALUE FUND          S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         ------------------      ----------------      ------------------
10/22/97                                        9450                  10000                  10000
12/97                                           9839                  10055                  10019
12/98                                           9890                  12929                  10179
12/99                                          11234                  15649                  10452
12/00                                          11884                  14225                  10804
12/01                                          11979                  12536                  10972

CLASS B SHARES Total Returns: 1 Year -4.86%, Since Inception 4.59%

                                         MAINSTAY STRATEGIC
                                             VALUE FUND          S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         ------------------      ----------------      ------------------
10/22/97                                       10000                  10000                  10000
12/97                                          10404                  10055                  10019
12/98                                          10376                  12929                  10179
12/99                                          11688                  15649                  10452
12/00                                          12280                  14225                  10804
12/01                                          12072                  12536                  10972

CLASS C SHARES Total Returns: 1 Year -1.03%, Since Inception 5.00%

                                                   MAINSTAY STRATEGIC
                                                       VALUE FUND               S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                   -------------------          ----------------           ------------------
10/22/97                                                  10000                       10000                       10000
12/97                                                     10404                       10055                       10019
12/98                                                     10376                       12929                       10179
12/99                                                     11688                       15649                       10452
12/00                                                     12280                       14225                       10804
12/01                                                     12272                       12536                       10972

                                                                               5
                                                                               -

-------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 10/22/97 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
-------
(1) A basis point is one-hundredth of one percent, so 100 basis points equals 1.00%.
(2) See footnote and table on page 11 for more information about Lipper Inc.
(3) See footnote on page 5 for more information about the S&P 500 Index.
(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Portfolio Management Discussion and Analysis

The year 2001 proved to be one of the most volatile in the history of the equity markets, with many companies in the technology and communication-services sectors suffering severe price corrections.

The economy, which had shown stellar growth in the previous two years, expe-rienced a dramatic slowdown in the first half of 2001. While equity investors wrestled with concerns over a possible recession, the Federal Reserve was taking aggressive action to engineer a "soft landing." In 2001, the Fed lowered the targeted federal funds rate 11 times--for a total reduction of 475 basis points.(1) Despite these efforts, gross domestic product slipped into negative territory in the third quarter, and the market's recession fears were later confirmed. Corporations continued to lay off workers and revise their profit and earnings projections downward. As demand declined, many companies suffered from excess capacity they had created in an unprecedented build-out over previous years.

Any hopes for a quick economic turnaround were quickly dashed in mid-September, when terrorists attacked the Pentagon and the World Trade Center. The U.S. stock market closed for several days, then reopened to its largest weekly decline since the Great Depression. Although stocks in general have recovered from their September lows, major stock indices closed the year with substantial losses. Fortunately by year-end, aggressive Federal Reserve easing, successes in the war on terrorism, and improvements in consumer confidence had helped investors focus on the possibility of an economic turnaround in 2002.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Strategic Value Fund Class A shares returned 0.81% and Class B and Class C shares returned -0.07%, excluding all sales charges. All share classes outperformed the -6.41% return of the average Lipper(2) flexible portfolio fund over the same period. All share classes also outperformed the -11.87% return of the S&P 500 Index(3) in 2001.

The Fund's strong relative performance was largely a result of our disciplined bottom-up security-selection process in both stocks and bonds.

As of December 31, 2001, MainStay Strategic Value Fund Class A, Class B, and Class C shares each received an Overall Morningstar Rating(TM) of four stars out of 4,811 domestic equity funds.(4) Class A, Class B, and Class C shares were each rated four stars out of 4,811 domestic equity funds for the three-year period ended December 31, 2001.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[LINE GRAPH]

                                                                       CLASS A SHARES
                                                                       --------------
                                                                       TOTAL RETURN %
12/97                                                                       4.11
12/98                                                                       0.52
12/99                                                                      13.59
12/00                                                                       5.78
12/01                                                                       0.81
                                                                          Year-end

See footnote 1 on page 11 for more information on performance.

CLASS B AND CLASS C SHARES
[LINE GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
                                                                             TOTAL RETURN %
12/97                                                                             4.04
12/98                                                                            -0.27
12/99                                                                            12.64
12/00                                                                             5.07
12/01                                                                            -0.07

See footnote 1 on page 11 for more information on performance. Class C share returns reflect the historical performance of Class B shares through 8/98.

EQUITY HIGHLIGHTS

Tosco, a major refiner and marketer of petroleum products in the United States, agreed to be acquired by Phillips Petroleum in a transaction that closed in September 2001. We started selling the Fund's Tosco shares when they hit our price target in May and concluded selling in June, recording gains on the stock. American Standard, a multi-industry manufacturing company, was another strong contributor. The stock rose 38% during the year, boosted by new management's restructuring efforts.

8

Office Depot, the largest seller of office supplies--both online and in stores-- was a successful turnaround story. New management helped the company close unprofitable stores and relocate others to reduce costs and increase profits. By August, the shares had reached our price target, and we sold them at a gain. During 2001, Sears, Roebuck began to benefit from new management's restructuring plan, which included closing stores, reducing business lines, and containing costs. The company's credit-card portfolio outperformed expectations and also contributed positively to the stock's 37% advance in 2001. The Fund continues to hold Sears, Roebuck shares.

Technology stocks were both a blessing and a curse in 2001, but overall, the Fund's technology holdings helped performance. When the Fund's shares in Apple Computer reached our price target in April and June, we sold them at a gain. The Fund repurchased the shares in late September and sold them again in November after they rose another 33%. The Fund's experience with Gateway was not as positive, since the PC manufacturer dropped 55% in 2001 as computer sales slowed. The Fund continues to hold the shares, anticipating a positive reaction to the company's recent restructuring efforts. Poor results in the cellular-phone market and telecommunications-related industries drove the shares of Motorola down 26% in 2001. We continue to hold the shares, which we believe are poised for recovery.

El Paso dropped 38% due to falling energy prices, ongoing supply issues, and concerns over the Enron debacle. Despite the declines, the Fund continues to hold the shares because we believe El Paso's asset-based business model will prove successful going forward.

CONVERTIBLE BONDS

In the convertible portion of the Fund, Cendant advanced on positive earnings surprises and benefited from its diversified real-estate holdings when travel-related issues faced temporary setbacks. The bonds were among the Fund's best-performing securities in 2001. The Fund also benefited from an acquisition provision that allowed Efficient Networks' bonds to be sold back to the com-pany at par, even though the Fund had paid only between 50 and 60 cents on the dollar for the bonds.

Some of the Fund's convertible holdings had less-impressive results. AES Eastern Energy declined with lower energy prices, unfavorable supply-and-demand dynamics, and the Enron debacle. Qwest, a telecommunications company, suffered as the sector as a whole declined. We sold the Fund's position in Crown Castle International when cell-phone subscriber growth faltered and the convertibles weakened.

                                                                               9
                                                                               -

Overall, the Fund benefited by reducing its weighting in energy convertibles over the course of the year as their underlying stocks hit our price targets. At year-end, the convertible portion of the Fund was underweighted in energy-related issues.

HIGH-YIELD BONDS

In the high-yield portion of the Fund's portfolio, our decision to underweight telecommunications contributed positively to performance, but an overweighted position in cable television detracted from the Fund's results. The Fund's high-yield holdings were overweighted in utilities, real estate investment trusts (REITs), cable, media, and health care bonds. The Fund underweighted cyclical issues, due to recession concerns, which later proved to be well founded.

Increased government reimbursements helped several of the Fund's health care issues, which showed strong performance overall, but weakened in the fourth quarter. The Fund strengthened its weightings among gaming, lodging, and transportation investments in late September, when many strong companies were selling at depressed prices. A strong rebound in the fourth quarter had a positive impact on these securities. Energy holdings, including AES Eastern Energy and Calpine were negatively impacted by lower energy prices and the Enron bankruptcy.

For the entire year, strong high-yield performers included Digital Island, which the Fund sold after an acquisition announcement, and Efficient Networks, which was taken over by investment-grade Siemans AG. Other strong performers included IPC Magazine Group, Alaris Medical, and Medaphis. Disappointing high-yield securities included UIH Australia, Nextel International, Ziff Davis Media, 360 Networks, and Pagemart Nationwide, all of which suffered from declines in their respective industries. Cablevision SA, an Argentine cable company, felt the impact of Argentina's sovereign-debt default.

LOOKING AHEAD

We believe an economic recovery is likely to benefit many of the Fund's cyclical stocks in the capital goods and basic materials sectors. In the wake of the severe technology correction, we have identified a number of attractive issues that now meet our investment criteria. Concerns over the possibility of rising interest rates and deteriorating credit quality have led us to underweight financial stocks. At year-end, we believed that many companies in the health care sector were overvalued--and that many retail-oriented consumer cyclical stocks were overpriced, given our outlook for consumer spending.

10
-

In the convertible market, we're finding opportunities that may have lagged during the recent equity-market rebound. We believe the high-yield market has priced in the potential for a mild recovery and should perform well, barring a protracted global recession. Whatever the markets or the economy may bring, the Fund will continue to seek maximum long-term total return from a combination of common stocks, convertible securities, and high-yield securities.

Richard A. Rosen
Mark T. Spellman
Thomas Wynn
Donald E. Morgan
Portfolio Managers
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility.

                                                                              11
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 12/31/01
    Class A                           0.81%                     5.82%
    Class B                           -0.07%                    5.00%
    Class C                           -0.07%                    5.00%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                           SINCE INCEPTION
                                      1 YEAR               THROUGH 12/31/01
    Class A                           -4.74%                    4.40%
    Class B                           -4.86%                    4.59%
    Class C                           -1.03%                    5.00%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                          SINCE INCEPTION
                                     1 YEAR               THROUGH 12/31/01
    Class A                    31 out of 249 funds      50 out of 151 funds
    Class B                    40 out of 249 funds      71 out of 151 funds
    Class C                    40 out of 249 funds      40 out of 177 funds
    Average Lipper
    flexible portfolio fund          -6.41%                    4.73%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                 NAV
              12/31/01     INCOME    CAPITAL GAINS
    Class A    $10.12      $0.2955      $0.2094
    Class B    $10.10      $0.2162      $0.2094
    Class C    $10.10      $0.2162      $0.2094

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 10/22/97 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 10/22/97, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 10/22/97 through 12/31/01.

Information on this page and the preceding pages has not been audited.

MainStay Strategic Value Fund

12
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
ASSET-BACKED SECURITIES (0.8%)+

AIRLINES (0.1%)
Northwest Airlines, Inc.
 Pass-Through Certificates
 Series 1996-1 Class C
 8.97%, due 1/2/15..............  $  39,523       $    33,804
                                                  -----------

ELECTRIC POWER COMPANIES (0.5%)
AES Eastern Energy, L.P.
 Pass-Through Certificates
 Series 1999-A
 9.00%, due 1/2/17..............    168,000           165,861
                                                  -----------
ENTERTAINMENT (0.0%) (b)
United Artists Theatre Circuit,
 Inc.
 Pass-Through Certificates
 Series 1995-A
 9.30%, due 7/1/15 (d)..........     21,238            15,929
                                                  -----------

INDEPENDENT POWER PRODUCER (0.2%)
Tiverton/Rumford Power
 Associates Ltd., L.P.
 Pass-Through Certificates
 9.00%, due 7/15/18 (c).........     63,000            57,351
                                                  -----------
Total Asset-Backed Securities
 (Cost $270,148)................                      272,945
                                                  -----------
CONVERTIBLE SECURITIES (13.8%)
CONVERTIBLE BONDS (9.5%)
ADVERTISING & MARKETING SERVICES (0.4%)
Getty Images, Inc.
 5.00%, due 3/15/07.............    186,000           153,915
                                                  -----------
BIOTECHNOLOGY (0.6%)
Affymetrix, Inc.
 5.00%, due 10/1/06.............    224,000           204,960
CuraGen Corp.
 6.00%, due 2/2/07..............     22,000            17,077
                                                  -----------
                                                      222,037
                                                  -----------
BROADCAST/MEDIA (1.5%)
Clear Channel Communications,
 Inc.
 2.625%, due 4/1/03.............    149,000           152,539
Mediacom Communications Corp.
 5.25%, due 7/1/06..............    168,000           200,130
News America, Inc.
 (zero coupon), due 2/28/21
 (e)............................    373,000           182,770
                                                  -----------
                                                      535,439
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
COMMUNICATIONS--EQUIPMENT (0.3%)
CIENA Corp.
 3.75%, due 2/1/08..............  $  67,000       $    43,215
Comverse Technology, Inc.
 1.50%, due 12/1/05.............     84,000            64,155
                                                  -----------
                                                      107,370
                                                  -----------
COMPUTER SOFTWARE & SERVICES (1.3%)
Manugistics Group, Inc.
 5.00%, due 11/1/07.............    186,000           155,310
Rational Software Corp.
 5.00%, due 2/1/07..............    149,000           135,404
Veritas Software Corp.
 1.856%, due 8/13/06............    136,000           178,840
                                                  -----------
                                                      469,554
                                                  -----------
ELECTRONICS--SEMICONDUCTORS (1.1%)
GlobespanVirata, Inc.
 5.25%, due 5/15/06.............    174,000           146,595
Kulicke and Soffa Industries,
 Inc.
 4.75%, due 12/15/06............    112,000           108,080
LSI Logic Corp.
 4.00%, due 2/15/05.............    130,000           110,175
Vitesse Semiconductor Corp.
 4.00%, due 3/15/05.............     30,000            23,437
                                                  -----------
                                                      388,287
                                                  -----------
FINANCE (0.4%)
Stilwell Financial, Inc.
 (zero coupon), due 4/30/31
 (e)............................    224,000           164,640
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Agnico-Eagle Mines Ltd.
 3.50%, due 1/27/04 (f).........     52,000            46,150
                                                  -----------

HEALTH CARE--DRUGS (0.4%)
Medarex, Inc.
 4.50%, due 7/1/06..............    186,000           166,702
                                                  -----------

HEALTH CARE--MISCELLANEOUS (0.4%)
Health Management Associates,
 Inc.
 0.25%, due 8/16/20.............    224,000           148,960
                                                  -----------

INTERNET SOFTWARE & SERVICES (0.4%)
At Home Corp.
 4.75%, due 12/15/06 (g)........    201,000            33,165
CNET Networks, Inc.
 5.00%, due 3/1/06..............     70,000            44,975
Internet Capital Group, Inc.
 5.50%, due 12/21/04............     63,000            25,200
Juniper Networks, Inc.
 4.75%, due 3/15/07.............     75,000            54,563
                                                  -----------
                                                      157,903
                                                  -----------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2001

                                                                              13
                                                                               -

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CONVERTIBLE SECURITIES (CONTINUED)
CONVERTIBLE BONDS (CONTINUED)
MANUFACTURING (0.8%)
Tyco International Ltd.
 (zero coupon), due 11/17/20
 (e)(f).........................  $ 373,000       $   289,075
                                                  -----------
PUBLISHING (0.5%)
Jacor Communications, Inc.
 (zero coupon), due 2/9/18
 (e)............................    373,000           185,568
                                                  -----------
RETAIL STORES (0.6%)
J.C. Penney Co., Inc.
 5.00%, due 10/15/08 (c)........    186,000           208,785
                                                  -----------
SPECIALIZED SERVICES (0.1%)
Cendant Corp.
 (zero coupon), due 2/13/21.....     67,000            48,240
                                                  -----------
SPECIALTY PRINTING (0.2%)
Quebecor World, Inc.
 6.00%, due 10/1/07.............     56,000            57,260
                                                  -----------
TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc.
 5.25%, due 1/15/10.............    224,000           135,240
                                                  -----------
Total Convertible Bonds
 (Cost $3,775,035)..............                    3,485,125
                                                  -----------
                                    SHARES
                                  ----------
CONVERTIBLE PREFERRED STOCKS (4.3%)

AEROSPACE/DEFENSE (0.3%)
Titan Capital Trust
 5.75%..........................      3,000           115,500
                                                  -----------

BROADCAST/MEDIA (0.9%)
Comcast Corp.
 2.00% (h)......................      2,700           148,627
Emmis Communications Corp.
 6.25%, Series A................      4,800           178,800
                                                  -----------
                                                      327,427
                                                  -----------
FINANCE (0.1%)
Pacific & Atlantic (Holdings),
 Inc.
 7.50%, Class A (i)(j)(k).......      3,353            16,765
                                                  -----------

                                    SHARES           VALUE
                                  ----------     ------------
FOOD (0.7%)
Suiza Capital Trust II
 5.50%..........................      5,200       $   254,800
                                                  -----------

HEALTH CARE--MISCELLANEOUS (0.0%) (b)
Genesis Health Ventures, Inc.
 6.00% (i)(j)...................          5               528
                                                  -----------

INDEPENDENT POWER PRODUCER (0.4%)
NRG Energy, Inc.
 6.50% (l)......................      9,000           158,310
                                                  -----------

INSURANCE (0.6%)
ACE Ltd.
 8.25%..........................      2,700           220,590
                                                  -----------

PAPER & FOREST PRODUCTS (0.5%)
International Paper Capital
 Trust
 5.25%..........................      3,800           174,325
                                                  -----------

RAILROADS (0.8%)
Canadian National Railway Co.
 5.25%..........................      4,500           294,750
                                                  -----------
Total Convertible Preferred
 Stocks
 (Cost $1,436,722)..............                    1,562,995
                                                  -----------
Total Convertible Securities
 (Cost $5,211,757)..............                    5,048,120
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
CORPORATE BONDS (15.2%)

ADVERTISING & MARKETING SERVICES (0.1%)
Key3Media Group, Inc.
 11.25%, due 6/15/11............  $  56,000            47,040
                                                  -----------

AEROSPACE/DEFENSE (0.2%)
Sequa Corp.
 Series B
 8.875%, due 4/1/08.............     95,000            88,825
                                                  -----------

AIRLINES (0.1%)
Delta Air Lines, Inc.
 8.30%, due 12/15/29............     44,000            35,358
 10.375%, due 12/15/22..........     20,000            16,481
                                                  -----------
                                                       51,839
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

14
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)
ALUMINUM (0.2%)
Commonwealth Aluminum Corp.
 10.75%, due 10/1/06............  $  34,000       $    33,830
Ormet Corp.
 11.00%, due 8/15/08 (c)........     45,000            28,350
                                                  -----------
                                                       62,180
                                                  -----------
BANKS (0.2%)
B.F. Saul Real Estate Investment
 Trust
 Series B
 9.75%, due 4/1/08..............     75,000            72,750
                                                  -----------

BROADCAST/MEDIA (1.1%)
Big City Radio, Inc.
 11.25%, due 3/15/05............     45,000            22,500
CSC Holdings, Inc.
 Series B
 7.625%, due 4/1/11.............     37,000            37,051
Charter Communications Holdings,
 LLC
 8.25%, due 4/1/07..............      7,000             6,729
 8.625%, due 4/1/09.............     19,000            18,287
 10.00%, due 4/1/09.............     56,000            57,470
 10.25%, due 1/15/10............     22,000            22,550
 10.00%, due 5/15/11............     65,000            66,138
Ono Finance PLC
 14.00%, due 2/15/11............     82,000            64,677
Radio Unica Corp.
 (zero coupon), due 8/1/06
 11.75%, beginning 8/1/02.......     56,000            26,600
Sinclair Broadcast Group, Inc.
 8.75%, due 12/15/07............     45,000            44,888
UIH Australia/Pacific, Inc.
 Series B
 14.00%, due 5/15/06 (g)........    119,000             3,570
United International Holdings,
 Inc.
 Series B
 (zero coupon), due 2/15/08
 10.75%, beginning 2/15/03......    153,000            44,370
                                                  -----------
                                                      414,830
                                                  -----------
CHEMICALS (0.5%)
Acetex Corp.
 10.875%, due 8/1/09............     55,000            55,000
General Chemical Industrial
 Products, Inc.
 10.625%, due 5/1/09............     26,000            20,280
Millennium America, Inc.
 7.625%, due 11/15/26...........     34,000            26,180
Sovereign Specialty Chemicals,
 Inc.
 11.875%, due 3/15/10...........     37,000            35,520
Terra Capital, Inc.
 12.875%, due 10/15/08 (c)......     48,000            47,520
                                                  -----------
                                                      184,500
                                                  -----------

                                  ---------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
COMMUNICATIONS--EQUIPMENT (0.1%)
Lucent Technologies, Inc.
 6.45%, due 3/15/29.............  $  34,000       $    23,120
 7.25%, due 7/15/06.............     19,000            16,340
NorthEast Optic Network, Inc.
 12.75%, due 8/15/08............     60,000            12,000
                                                  -----------
                                                       51,460
                                                  -----------
COMPUTER SOFTWARE & SERVICES (0.1%)
Globix Corp.
 12.50%, due 2/1/10 (g).........     93,000            18,600
                                                  -----------

COMPUTER SYSTEMS (0.1%)
Unisys Corp.
 7.25%, due 1/15/05.............     15,000            14,663
 8.125%, due 6/1/06.............     37,000            36,815
                                                  -----------
                                                       51,478
                                                  -----------
CONSUMER PRODUCTS (0.1%)
American Greetings Corp.
 11.75%, due 7/15/08............     43,000            44,290
                                                  -----------

CONTAINERS (0.3%)
Crown Cork & Seal Company, Inc.
 6.75%, due 4/15/03.............     19,000            11,400
 7.125%, due 9/1/02.............     77,000            52,360
 8.00%, due 4/15/23.............     30,000            12,750
Owens-Illinois, Inc.
 7.15%, due 5/15/05.............      1,000               940
 7.80%, due 5/15/18.............     48,000            41,520
                                                  -----------
                                                      118,970
                                                  -----------
COSMETICS/PERSONAL CARE (0.2%)
Jafra Cosmetics International,
 Inc.
 11.75%, due 5/1/08.............     75,000            75,000
                                                  -----------

ELECTRIC POWER COMPANIES (1.3%)
AES Corp. (The)
 8.75%, due 12/15/02............     52,000            51,220
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09............     56,000            57,120
CMS Energy Corp. & Atlantic
 Methanol Capital Co.
 Series A-1
 10.875%, due 12/15/04 (c)......     52,000            53,560
Edison Mission Energy
 10.00%, due 8/15/08............     37,000            38,055
Mirant Corp.
 7.40%, due 7/15/04 (c).........     50,000            44,593
PG&E National Energy Group, Inc.
 10.375%, due 5/16/11...........     63,000            66,427
PSEG Energy Holdings, Inc.
 8.625%, due 2/15/08............     15,000            15,245
 9.125%, due 2/10/04............     30,000            31,535

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)
ELECTRIC POWER COMPANIES (CONTINUED)
Southern California Edison Co.
 6.50%, due 6/1/02 (g)..........  $  11,000       $    10,230
Western Resources, Inc.
 6.25%, due 8/15/18.............     41,000            39,006
 6.875%, due 8/1/04.............     34,000            32,797
                                                  -----------
                                                      439,788
                                                  -----------
ELECTRONICS--COMPONENTS (0.1%)
Knowles Electronics, Inc.
 13.125%, due 10/15/09..........     50,000            50,125
                                                  -----------

FINANCE (0.6%)
Alamosa (Delaware), Inc.
 12.50%, due 2/1/11.............     26,000            26,520
Cedar Brakes II LLC
 9.875%, due 9/1/13 (c).........    110,000           110,837
FINOVA Group, Inc. (The)
 7.50%, due 11/15/09............     83,000            34,860
Pacific & Atlantic (Holdings),
 Inc.
 10.50%, due 12/31/07 (c)(j)....     63,714            28,671
                                                  -----------
                                                      200,888
                                                  -----------
FOOD (0.1%)
Chiquita Brands International,
 Inc.
 10.00%, due 6/15/09 (g)(n).....     34,000            28,900
                                                  -----------

FOOD & HEALTH CARE DISTRIBUTORS (0.1%)
Owens & Minor, Inc.
 8.50%, due 7/15/11.............     48,000            49,920
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.2%)
Newmont Mining Corp.
 8.625%, due 5/15/11............     56,000            57,390
                                                  -----------

HEALTH CARE--DRUGS (0.2%)
AmerisourceBergen Corp.
 8.125%, due 9/1/08.............     35,000            35,875
MedPartners, Inc.
 7.375%, due 10/1/06............     34,000            34,000
                                                  -----------
                                                       69,875
                                                  -----------
HEALTH CARE--HMOS (0.1%)
Team Health, Inc.
 Series B
 12.00%, due 3/15/09............     46,000            50,370
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (0.3%)
ALARIS Medical, Inc.
 (zero coupon), due 8/1/08
 11.125%, beginning 8/1/03......     56,000            34,720

                                  ---------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
ALARIS Medical Systems, Inc.
 9.75%, due 12/1/06.............  $  45,000       $    42,750
dj Orthopedics, LLC
 12.625%, due 6/15/09...........     26,000            28,990
                                                  -----------
                                                      106,460
                                                  -----------
HEALTH CARE--MISCELLANEOUS (1.3%)
HCA, Inc.
 7.50%, due 11/15/95............    104,000            94,477
Fountain View, Inc.
 Series B
 11.25%, due 4/15/08 (g)........     56,000            28,000
Genesis Health Ventures, Inc.
 7.59%, due 4/2/07 (m)..........      3,600             3,546
Harborside Healthcare Corp.
 (zero coupon), due 8/1/07
 12.00%, beginning 8/1/04
 (d)(i)(k)......................     66,000            29,370
Manor Care, Inc.
 8.00%, due 3/1/08..............     37,000            38,295
Medaphis Corp.
 Series B
 9.50%, due 2/15/05.............    108,000            96,120
Senior Housing Properties Trust
 8.625%, due 1/15/12............     65,000            65,650
Unilab Corp.
 12.75%, due 10/1/09............    101,000           117,160
                                                  -----------
                                                      472,618
                                                  -----------
HOMEBUILDING (0.1%)
Amatek Industries Property Ltd.
 14.50%, due 2/15/09 (c)(o).....        258               219
 14.50%, due 2/15/09 (o)(p).....     42,108            35,792
                                                  -----------
                                                       36,011
                                                  -----------
HOTEL/MOTEL (0.7%)
Hilton Hotels Corp.
 7.625%, due 5/15/08............    117,000           111,568
Starwood Hotels & Resorts
 Worldwide, Inc.
 7.375%, due 11/15/15...........    151,000           130,697
                                                  -----------
                                                      242,265
                                                  -----------
INDEPENDENT POWER PRODUCER (0.3%)
AES Drax Holdings, Ltd.
 Series B
 10.41%, due 12/31/20 (q).......     45,000            40,163
Calpine Canada Energy Finance
 ULC
 8.50%, due 5/1/08..............     45,000            41,158
Salton Sea Funding Corp.
 Series E
 8.30%, due 5/30/11.............     39,075            36,099
                                                  -----------
                                                      117,420
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

16
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)
INTERNET SOFTWARE & SERVICES (0.0%) (b)
PSINet, Inc.
 11.00%, due 8/1/09 (g)(n)......  $  89,000       $     6,675
 11.50%, due 11/1/08 (g)(n).....     26,000             1,950
                                                  -----------
                                                        8,625
                                                  -----------
LEISURE TIME (1.4%)
Bally Total Fitness Holding
 Corp.
 Series D
 9.875%, due 10/15/07...........     61,000            62,220
Circus Circus Enterprises, Inc.
 7.00%, due 11/15/36............     34,000            30,073
Hollywood Casino Shreveport
 Capital Corp.
 13.00%, due 8/1/06.............     52,000            49,140
Hollywood Park, Inc.
 Series B
 9.50%, due 8/1/07..............     25,000            21,500
Las Vegas Sands, Inc.
 12.25%, due 11/15/04...........     86,000            86,000
Mandalay Resort Group
 9.50%, due 8/1/08..............     10,000            10,475
Penn National Gaming, Inc.
 Series B
 11.125%, due 3/1/08............     82,000            86,510
Pinnacle Entertainment, Inc.
 Series B
 9.25%, due 2/15/07.............     75,000            64,875
Vail Resorts, Inc.
 8.75%, due 5/15/09.............     37,000            35,890
Wheeling Island Gaming, Inc.
 10.125%, due 12/15/09 (c)......     70,000            71,050
                                                  -----------
                                                      517,733
                                                  -----------
MANUFACTURING (0.1%)
Mark IV Industries, Inc.
 7.50%, due 9/1/07..............     71,000            51,830
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (0.1%)
Navigator Gas Transport PLC
 10.50%, due 6/30/07 (c)........     89,000            43,721
                                                  -----------
OIL & GAS SERVICES (0.9%)
Baytex Energy Ltd.
 10.50%, due 2/15/11............     35,000            32,900
Comstock Resources, Inc.
 11.25%, due 5/1/07.............     60,000            59,400
Energy Corporation of America
 Series A
 9.50%, due 5/15/07.............     82,000            55,350

                                  ---------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
OIL & GAS SERVICES (CONTINUED)
Halliburton Co.
 Series A
 6.00%, due 8/1/06..............  $  80,000       $    73,169
 8.75%, due 2/15/21.............     10,000             9,172
Mission Resources Corp.
 Series C
 10.875%, due 4/1/07............     41,000            36,900
Parker Drilling Co.
 Series D
 9.75%, due 11/15/06............     40,000            39,800
Petro Stopping Centers Holdings,
 L.P.
 Series B
 (zero coupon), due 8/1/08
 15.00%, beginning 8/1/04.......     56,000            10,640
Trinton Energy Corp.
 9.25%, due 4/15/05.............         22            24,200
                                                  -----------
                                                      341,531
                                                  -----------
PAPER & FOREST PRODUCTS (0.2%)
Pope & Talbot, Inc.
 8.375%, due 6/1/13.............     60,000            55,500
                                                  -----------

PHOTOGRAPHY/IMAGING (0.1%)
Phoenix Color Corp.
 10.375%, due 2/1/09............     65,000            45,500
                                                  -----------

PUBLISHING (0.8%)
A.H. Belo Corp.
 7.25%, due 9/15/27.............     90,000            72,602
CanWest Media, Inc.
 10.625%, due 5/15/11...........     51,000            54,251
Garden State Newspapers, Inc.
 Series B
 8.75%, due 10/1/09.............     56,000            55,230
General Media, Inc.
 15.00%, due 3/29/04 (g)(r1)....         22            16,528
T/SF Communications Corp.
 Series B
 10.375%, due 11/1/07...........     56,000            50,400
Ziff Davis Media, Inc.
 Series B
 12.00%, due 7/15/10............     89,000            24,920
                                                  -----------
                                                      273,931
                                                  -----------
REAL ESTATE (0.5%)
Crescent Real Estate Equities
 L.P.
 7.50%, due 9/15/07.............    183,000           165,120
                                                  -----------

REAL ESTATE--INVESTMENT MANAGEMENT (0.8%)
Blum CB Corp.
 11.25%, due 6/15/11............     56,000            47,880
Felcor Lodging L.P.
 9.50%, due 9/15/08.............     22,000            22,055

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
CORPORATE BONDS (CONTINUED)
REAL ESTATE--INVESTMENT MANAGEMENT (CONTINUED)
Golden State Holdings, Inc.
 7.125%, due 8/1/05.............  $  67,000       $    67,208
Healthcare Realty Trust, Inc.
 8.125%, due 5/1/11.............     37,000            38,280
LNR Property Corp.
 Series B
 9.375%, due 3/15/08............     71,000            70,113
MeriStar Hospitality Corp.
 9.00%, due 1/15/08.............     67,000            63,650
                                                  -----------
                                                      309,186
                                                  -----------
RESTAURANTS (0.3%)
FRI-MRD Corp.
 15.00%, due 1/24/02
 (c)(g)(i)(k)...................    186,000           120,900
                                                  -----------

SHIPPING (0.1%)
Newport News Shipbuilding, Inc.
 9.25%, due 12/1/06.............     52,000            54,470
                                                  -----------

SPECIALIZED SERVICES (0.2%)
Protection One Alarm Monitoring,
 Inc.
 7.375%, due 8/15/05............     70,000            57,400
                                                  -----------
SPECIALTY PRINTING (0.3%)
American Color Graphics, Inc.
 12.75%, due 8/1/05.............     52,000            49,985
Quebecor Media, Inc.
 (zero coupon), due 7/15/11
 13.75%, beginning 7/15/06......     87,000            52,744
 11.125%, due 7/15/11...........     19,000            20,282
                                                  -----------
                                                      123,011
                                                  -----------
TECHNOLOGY (0.0%) (b)
Electronic Retailing Systems
 International, Inc.
 8.00%, due 8/1/04
 (d)(i)(j)(k)...................      4,890             1,223
                                                  -----------
TELECOMMUNICATIONS (0.5%)
Alamosa PCS Holdings, Inc.
 (zero coupon), due 2/15/10
 12.875%, beginning 2/15/05.....     34,000            21,080
COLO.COM
 13.875%, due 3/15/10
 (c)(g)(n)(r2)..................         82             1,640
Loral Cyberstar, Inc.
 10.00%, due 7/15/06............     53,000            34,980
Marconi Corp. PLC
 7.75%, due 9/15/10.............     22,000            11,495
 8.375%, due 9/15/30............     48,000            22,064
Nextel International, Inc.
 12.75%, due 8/1/10.............     37,000             2,590

                                  ---------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
TELECOMMUNICATIONS (CONTINUED)
NTL Communications Corp.
 Series B
 11.50%, due 10/1/08............  $  37,000       $    12,950
PageMart Nationwide, Inc.
 15.00%, due 2/1/05 (g)(n)......     26,000               130
PageMart Wireless, Inc.
 (zero coupon), due 2/1/08
 11.25%, beginning 2/1/03
 (g)(n).........................     75,000               375
Telesystem International
 Wireless, Inc.
 14.00%, due 12/30/03 (c).......     37,000            27,750
US Unwired, Inc.
 Series B
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....     42,000            29,610
                                                  -----------
                                                      164,664
                                                  -----------
TOYS (0.1%)
Hasbro, Inc.
 5.60%, due 11/1/05.............     19,000            17,480
                                                  -----------

TRANSPORTATION (0.1%)
HORNBECK-LEEVAC Marine Services,
 Inc.
 10.625%, due 8/1/08 (c)........     26,000            26,390
                                                  -----------
Total Corporate Bonds
 (Cost $6,211,428)..............                    5,582,007
                                                  -----------
FOREIGN BONDS (0.2%)

BROADCAST/MEDIA (0.1%)
Ono Finance PLC
 13.00%, due 5/1/09.............  E  56,000            39,391
                                                  -----------

TELECOMMUNICATIONS (0.1%)
COLT Telecom Group PLC
 2.00%, due 4/3/07 (c)..........     78,000            38,719
Global TeleSystems Europe B.V.
 11.00%, due 12/1/09 (g)(n).....     52,000             2,778
                                                  -----------
                                                       41,497
                                                  -----------
Total Foreign Bonds
 (Cost $150,194)................                       80,888
                                                  -----------
LOAN ASSIGNMENTS (0.2%)

TELECOMMUNICATIONS (0.1%)
GT Group Telecom Services Corp.
 Term Loan B
 6.5625%, due 6/30/08
 (i)(k)(m)......................  $  25,007            18,005
 Term Loan A
 8.25%, due 6/30/08 (i)(k)(m)...     34,993            25,195
                                                  -----------
                                                       43,200
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

18
-

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LOAN ASSIGNMENTS (CONTINUED)
TEXTILES (0.1%)
Synthetic Industries, Inc.
 Bridge Loan
 17.00%, due 6/14/08
 (g)(i)(k)(m)...................  $  75,000       $    30,000
                                                  -----------
Total Loan Assignments
 (Cost $120,660)................                       73,200
                                                  -----------
YANKEE BONDS (2.1%)
BROADCAST/MEDIA (1.0%)
British Sky Broadcasting Group
 PLC
 6.875%, due 2/23/09............     37,000            35,437
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07............     89,000            18,690
Central European Media
 Enterprises Ltd.
 9.375%, due 8/15/04............     30,000            15,600
Comcast UK Cable Partners Ltd.
 11.20%, due 11/15/07...........    149,000           110,260
Rogers Cablesystem Ltd.
 10.13%, due 9/1/12.............     67,000            71,355
Rogers Communications, Inc.
 8.875%, due 7/15/07............     22,000            22,330
Telewest Communications PLC
 9.875%, due 2/1/10.............     56,000            39,200
United Pan-Europe
 Communications N.V.
 Series B
 (zero coupon), due 8/1/09
 12.50%, beginning 8/1/04.......     19,000             1,520
 (zero coupon), due 11/1/09
 13.375%, beginning 11/1/04.....    175,000            14,000
 10.875%, due 8/1/09............    145,000            18,850
                                                  -----------
                                                      347,242
                                                  -----------
CONSUMER PRODUCTS (0.0%) (b)
Semi-Tech Corp.
 11.50%, due 8/15/03
 (d)(g)(k)(n)...................    150,000                15
                                                  -----------

FINANCE (0.1%)
Intertek Finance PLC
 Series B
 10.25%, due 11/1/06............     48,000            48,000
                                                  -----------

GOLD & PRECIOUS METALS MINING (0.1%)
Normandy Yandal Operations Ltd.
 8.875%, due 4/1/08.............     35,000            34,475
                                                  -----------

                                  ---------------------------
                                  PRINCIPAL
                                    AMOUNT           VALUE
HOTEL/MOTEL (0.1%)
Sun International Hotels Ltd.
 9.00%, due 3/15/07.............  $  45,000       $    43,312
                                                  -----------

OIL & GAS SERVICES (0.1%)
Triton Energy Ltd.
 8.875%, due 10/1/07............     37,000            41,070
                                                  -----------

PAPER & FOREST PRODUCTS (0.1%)
Doman Industries Ltd.
 12.00%, due 7/1/04.............     30,000            26,700
                                                  -----------

STEEL (0.1%)
Algoma Steel, Inc.
 12.375%, due 7/15/05 (g).......    153,000            37,485
                                                  -----------

TELECOMMUNICATIONS (0.3%)
Call-Net Enterprises, Inc.
 (zero coupon), due 8/15/07
 9.27%, beginning 8/15/02.......     34,000             8,840
 (zero coupon), due 5/15/09
 10.80%, beginning 5/15/04......     93,000            21,390
 9.375%, due 5/15/09............     34,000            11,900
Hermes Europe Railtel B.V.
 11.50%, due 8/15/07 (g)(n).....     30,000             2,700
Millicom International Cellular
 S.A.
 13.50%, due 6/1/06.............    104,000            68,640
                                                  -----------
                                                      113,470
                                                  -----------
TRANSPORTATION--SHIPPING (0.2%)
Ermis Maritime Holdings Ltd.
 12.50%, due 3/15/04
 (d)(i)(k)......................     24,838            21,152
Sea Containers Ltd.
 10.50%, due 7/1/03.............     38,000            32,348
 Series B
 10.75%, due 10/15/06...........     26,000            16,900
                                                  -----------
                                                       70,400
                                                  -----------
Total Yankee Bonds
 (Cost $1,319,321)..............                      762,169
                                                  -----------
                                    SHARES
                                  ----------
COMMON STOCKS (62.6%)

AEROSPACE/DEFENSE (0.5%)
United Technologies Corp. ......      2,611           168,749
                                                  -----------

ALUMINUM (1.5%)
Alcoa, Inc. ....................     15,075           535,916
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
AUTO PARTS & EQUIPMENT (0.6%)
Delphi Automotive Systems
 Corp. .........................     16,694       $   228,040
                                                  -----------

BANKS (6.1%)
FleetBoston Financial Corp. ....     15,748           574,802
J.P. Morgan Chase & Co. ........     18,425           669,749
PNC Financial Services Group,
 Inc. (The).....................      8,808           495,010
Washington Mutual, Inc. ........     14,766           482,848
                                                  -----------
                                                    2,222,409
                                                  -----------
CHEMICALS (2.0%)
Air Products & Chemicals,
 Inc. ..........................      6,966           326,775
Solutia, Inc. ..................     30,318           425,058
                                                  -----------
                                                      751,833
                                                  -----------
COMMUNICATIONS--EQUIPMENT (0.5%)
Tellabs, Inc. (a)...............     12,981           195,104
                                                  -----------

COMPUTER SOFTWARE & SERVICES (0.8%)
Computer Sciences Corp. (a).....      5,972           292,508
                                                  -----------

COMPUTER SYSTEMS (3.7%)
Gateway, Inc. (a)...............     52,444           421,650
International Business Machines
 Corp. .........................      4,219           510,330
Unisys Corp. (a)................     35,078           439,878
                                                  -----------
                                                    1,371,858
                                                  -----------
CONGLOMERATES (0.5%)
Textron, Inc. ..................      4,895           202,947
                                                  -----------
CONSUMER PRODUCTS (0.5%)
Energizer Holdings, Inc. (a)....      9,504           181,051
                                                  -----------
ELECTRIC POWER COMPANIES (2.0%)
FirstEnergy Corp. ..............     11,379           398,037
Niagara Mohawk Holdings, Inc.
 (a)............................     18,161           321,995
                                                  -----------
                                                      720,032
                                                  -----------
ELECTRONICS--DEFENSE (1.6%)
Raytheon Co. ...................     18,435           598,584
                                                  -----------

ELECTRONICS--SEMICONDUCTORS (0.8%)
Motorola, Inc. .................     18,576           279,011
                                                  -----------

FINANCE (2.2%)
AMC Financial, Inc. (a).........      5,112             3,067
Citigroup, Inc. ................     16,190           817,271
                                                  -----------
                                                      820,338
                                                  -----------

                                  ---------------------------
                                    SHARES           VALUE
FOOD (1.7%)
Heinz (H.J.) Co. ...............      5,730       $   235,618
Kraft Foods, Inc. Class A.......     11,046           375,895
                                                  -----------
                                                      611,513
                                                  -----------
HEALTH CARE--MEDICAL PRODUCTS (0.6%)
Becton, Dickinson & Co. ........      6,892           228,470
                                                  -----------

HEALTH CARE--MISCELLANEOUS (0.1%)
Genesis Health Ventures, Inc.
 (a)............................        937            19,209
                                                  -----------

HOUSEHOLD PRODUCTS (4.3%)
Clorox Co. (The)................     12,364           488,996
Kimberly-Clark Corp. ...........     10,748           642,731
Procter & Gamble Co. (The)......      5,572           440,912
                                                  -----------
                                                    1,572,639
                                                  -----------
HOUSEWARES (0.8%)
Fortune Brands, Inc. ...........      7,812           309,277
                                                  -----------

INDUSTRIAL COMPONENTS (0.0%) (b)
Morris Material Handling, Inc.
 (a)(d)(i)(k)...................        184               975
                                                  -----------

INSURANCE (6.6%)
Allstate Corp. (The)............     12,015           404,906
Chubb Corp. (The)...............      2,600           179,400
CIGNA Corp. ....................      3,100           287,215
Hartford Financial Services
 Group, Inc. (The)..............      7,812           490,828
Lincoln National Corp. .........      6,195           300,891
Phoenix Companies, Inc. (The)
 (a)............................     41,002           758,537
                                                  -----------
                                                    2,421,777
                                                  -----------
INVESTMENT BANK/MANAGEMENT (1.3%)
Goldman Sachs Group, Inc.
 (The)..........................      2,479           229,927
Merrill Lynch & Co., Inc. ......      5,075           264,509
                                                  -----------
                                                      494,436
                                                  -----------
MACHINERY (1.4%)
Ingersoll-Rand Co.
 Class A........................     12,015           502,347
                                                  -----------

MANUFACTURING (2.4%)
American Standard Cos., Inc.
 (a)............................     13,052           890,538
                                                  -----------

MISCELLANEOUS (0.6%)
TRW, Inc. ......................      6,126           226,907
                                                  -----------

NATURAL GAS DISTRIBUTORS & PIPELINES (1.7%)
El Paso Corp. ..................     13,911           620,570
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Strategic Value Fund

20
-

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
OFFICE EQUIPMENT & SUPPLIES (0.6%)
Imagistics International, Inc.
 (a)............................        401       $     4,952
Pitney Bowes, Inc. .............      5,722           215,205
                                                  -----------
                                                      220,157
                                                  -----------
OIL--INTEGRATED INTERNATIONAL (1.9%)
ChevronTexaco Corp. ............      3,905           349,927
ExxonMobil Corp. ...............      8,412           330,592
                                                  -----------
                                                      680,519
                                                  -----------
OIL & GAS SERVICES (1.0%)
Unocal Corp. ...................      9,950           358,897
                                                  -----------
PAPER & FOREST PRODUCTS (1.5%)
International Paper Co. ........     13,708           553,118
                                                  -----------
RAILROADS (0.8%)
Burlington Northern Santa Fe
 Corp. .........................     10,173           290,236
                                                  -----------

RESTAURANTS (1.4%)
McDonald's Corp. ...............     19,728           522,200
                                                  -----------

RETAIL STORES (4.0%)
Federated Department Stores,
 Inc. (a).......................     10,897           445,687
Kroger Co. (The) (a)............     12,200           254,614
Safeway, Inc. (a)...............      1,900            79,325
Sears, Roebuck & Co. ...........     14,379           685,016
                                                  -----------
                                                    1,464,642
                                                  -----------
TELECOMMUNICATIONS (2.8%)
@Track Communications, Inc.
 (a)............................     23,846            35,769
AT&T Corp. .....................     10,599           192,266
AT&T Wireless Services, Inc.
 (a)............................      6,051            86,953
International Wireless
 Communications Holdings, Inc.
 (a)(d).........................      9,669                97
Sprint Corp. (FON Group)........     20,003           401,660
WorldCom, Inc.-WorldCom Group
 (a)............................     21,817           307,183
                                                  -----------
                                                    1,023,928
                                                  -----------
TELEPHONE (3.8%)
ALLTEL Corp. ...................      3,086           190,499
BellSouth Corp. ................        522            19,914
CenturyTel, Inc. ...............      5,472           179,482
SBC Communications, Inc. .......     10,295           403,255
Verizon Communications, Inc. ...     12,435           590,165
                                                  -----------
                                                    1,383,315
                                                  -----------
Total Common Stocks
 (Cost $22,782,853).............                   22,964,050
                                                  -----------

                                  ---------------------------
                                    SHARES           VALUE
PREFERRED STOCKS (0.7%)
BROADCAST/MEDIA (0.2%)
Paxson Communications Corp.
 12.50% (j).....................         79       $    75,459
                                                  -----------

FINANCE (0.2%)
North Atlantic Trading Co.
 12.00% (j).....................      5,768            79,314
                                                  -----------

REAL ESTATE INVESTMENT MANAGEMENT (0.3%)
Sovereign Real Estate Investment
 Corp.
 12.00%, Series A (c)...........         97            96,030
                                                  -----------

TRANSPORTATION--SHIPPING (0.0%) (b)
Ermis Maritime Holdings Ltd.
 (a)(d)(i)(k)...................        864                 9
                                                  -----------
Total Preferred Stocks
 (Cost $263,464)................                      250,812
                                                  -----------
RIGHTS (0.0%) (b)

HOMEBUILDING (0.0%) (b)
Amatek Industries Property Ltd.
 Common Rights (d)(k)...........         36                 2
 Preferred Rights (d)(k)........      6,315             3,157
                                                  -----------
                                                        3,159
                                                  -----------
Total Rights
 (Cost $3,565)..................                        3,159
                                                  -----------
WARRANTS (0.0%) (b)

BROADCAST/MEDIA (0.0%) (b)
Ono Finance PLC
 expire 2/15/11 (a)(c)(k).......        110             1,100
UIH Australia/Pacific, Inc.
 expire 5/15/06 (a)(d)..........         30                 8
                                                  -----------
                                                        1,108
                                                  -----------
HEALTH CARE--MISCELLANEOUS (0.0%) (b)
Genesis Health Ventures, Inc.
 expire 10/1/02 (a).............        390             1,853
Harborside Healthcare Corp.
 Class A
 expire 8/1/09 (a)(d)(i)(k).....      1,220             1,220
                                                  -----------
                                                        3,073
                                                  -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              21
                                                                               -

                                    SHARES           VALUE
                                  ---------------------------
WARRANTS (CONTINUED)
INDUSTRIAL COMPONENTS (0.0%) (b)
Morris Material Handling, Inc.
 Class A
 expire 9/28/11 (a)(d)(i)(k)....        172       $         2
 Class B
 expire 9/28/11 (a)(d)(i)(k)....        115                 1
 Class C
 expire 9/28/11 (a)(d)(i)(k)....        115                 1
                                                  -----------
                                                            4
                                                  -----------
OIL & GAS SERVICES (0.0%) (b)
Petro Stopping Centers Holdings
 L.P.
 expire 6/1/02 (a)(c)(d)(k).....         75                75
                                                  -----------

TELECOMMUNICATIONS (0.0%) (b)
ICO Global Communications
 Holdings Ltd.
 expire 5/16/06 (a)(d)(k).......      1,812                18
Loral Space & Communications
 Ltd.
 expire 12/27/06 (a)............        524               660
Ubiquitel Operating Co.
 expire 4/15/10 (a)(c)(k).......         65             3,250
                                                  -----------
                                                        3,928
                                                  -----------
Total Warrants
 (Cost $15,449).................                        8,188
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (6.1%)

COMMERCIAL PAPER (6.1%)
Abbey National North America
 1.83%, due 1/3/02..............  $ 500,000           499,949
Freddie Mac Discount Note
 1.75%, due 1/9/02..............  1,000,000           999,611
Halifax PLC
 1.79%, due 1/10/02.............    750,000           749,664
                                                  -----------
                                                    2,249,224
                                                  -----------
Total Commercial Paper
 (Cost $2,249,224)..............                    2,249,224
                                                  -----------
Total Short-Term Investments
 (Cost $2,249,224)..............                    2,249,224
                                                  -----------
Total Investments
 (Cost $38,598,063) (s).........      101.7%       37,294,762(t)
Liabilities in Excess
 of Cash and Other Assets.......       (1.7)         (616,423)
                                  ----------      -----------
Net Assets......................      100.0%      $36,678,339
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  May be sold to institutional investors only.
(d)  Fair valued security.
(e)  LYON--Liquid Yield Option Note: callable, zero coupon
     securities priced at a deep discount from par. They
     include a "put" feature that enables holders to redeem
     them at a specific date, at a specific price. Put prices
     reflect fixed interest rates, and therefore increase
     over time.
(f)  Yankee bond.
(g)  Issue in default.
(h)  ZONES--Zero-premium Option Note Exchangeable Security.
(i)  Restricted security.
(j)  PIK ("Payment in Kind")--interest or dividend payment is made with additional securities.
(k)  Illiquid security.
(l)  Corporate Units--each unit reflects $25 principal amount of NRG Energy, Inc. 6.50%. senior debentures plus 1
     purchase contract to acquire shares of common stock.
(m)  Floating rate. Rate shown is the rate in effect at
     December 31, 2001.
(n)  Issuer in bankruptcy.
(o)  CIK ("Cash in Kind")--interest payment is made with cash or additional securities.
(p)  Eurobond--Bond denominated in U.S. dollars or other
     currencies and sold to investors outside the country
     whose currency is used.
(q)  Partially segregated for unfunded loan commitment.
(r1) 22 Units--Each unit reflects $1,000 principal amount of
     15.00% Senior Secured Notes plus 0.1923 shares of Series
     A preferred stock.
(r2) 82 Units--Each unit reflects $1,000 principal amount of
     13.875% Senior Notes plus 1 warrant to acquire 19.9718
     shares of common stock at $0.01 per share at a future
     date.
(s)  The cost for federal income tax purposes is $38,764,590.
(t)  At December 31, 2001 net unrealized depreciation was
     $1,469,828, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $2,069,238 and
     aggregate gross unrealized depreciation for all
     investments. on which there was an excess of cost over
     market value of $3,539,066.
E    Security denominated in Euro.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

22
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $38,598,063)..............................................       $37,294,762
Cash........................................................           222,470
Receivables:
  Dividends and interest....................................           256,899
  Investment securities sold................................           153,935
  Fund shares sold..........................................            73,648
Unrealized appreciation on foreign currency forward
  contracts.................................................             2,275
                                                                   -----------
        Total assets........................................        38,003,989
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,173,333
  Transfer agent............................................            31,039
  NYLIFE Distributors.......................................            26,037
  Manager...................................................            24,485
  Fund shares redeemed......................................            12,912
  Custodian.................................................             1,238
  Trustees..................................................               336
Accrued expenses............................................            56,153
Unrealized depreciation on foreign currency forward
  contracts.................................................               117
                                                                   -----------
        Total liabilities...................................         1,325,650
                                                                   -----------
Net assets..................................................       $36,678,339
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     7,547
  Class B...................................................            28,391
  Class C...................................................               354
Additional paid-in capital..................................        38,628,042
Accumulated net investment loss.............................           (97,048)
Accumulated net realized loss on investments................          (587,789)
Net unrealized depreciation on investments..................        (1,303,301)
Net unrealized appreciation on translation of other assets
  and liabilities in foreign currencies and foreign currency
  forward contracts.........................................             2,143
                                                                   -----------
Net assets..................................................       $36,678,339
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 7,636,471
                                                                   ===========
Shares of beneficial interest outstanding...................           754,704
                                                                   ===========
Net asset value per share outstanding.......................       $     10.12
Maximum sales charge (5.50% of offering price)..............              0.59
                                                                   -----------
Maximum offering price per share outstanding................       $     10.71
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $28,683,892
                                                                   ===========
Shares of beneficial interest outstanding...................         2,839,120
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.10
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   357,976
                                                                   ===========
Shares of beneficial interest outstanding...................            35,437
                                                                   ===========
Net asset value and offering price per share outstanding....       $     10.10
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              23
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   669,180
  Interest..................................................    1,441,655
                                                              -----------
    Total income............................................    2,110,835
                                                              -----------
Expenses:
  Manager...................................................      356,343
  Distribution--Class B.....................................      224,631
  Distribution--Class C.....................................        2,313
  Transfer agent............................................      182,772
  Service--Class A..........................................       43,133
  Service--Class B..........................................       74,877
  Service--Class C..........................................          771
  Professional..............................................       41,699
  Registration..............................................       31,012
  Shareholder communication.................................       30,830
  Amortization of organization expense......................       29,944
  Custodian.................................................       23,253
  Recordkeeping.............................................       19,169
  Trustees..................................................        1,554
  Miscellaneous.............................................       32,356
                                                              -----------
    Total expenses..........................................    1,094,657
                                                              -----------
Net investment income.......................................    1,016,178
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
  Security transactions.....................................      421,254
  Foreign currency transactions.............................       (9,197)
                                                              -----------
Net realized gain on investments and foreign currency
  transactions..............................................      412,057
                                                              -----------
Net change in unrealized appreciation (depreciation) on:
  Security transactions.....................................   (2,132,339)
  Translation of other assets and liabilities in foreign
    currencies and foreign currency forward transactions....        7,508
                                                              -----------
Net unrealized loss on investments and foreign currency
  transactions..............................................   (2,124,831)
                                                              -----------
Net realized and unrealized loss on investments and foreign
  currency transactions.....................................   (1,712,774)
                                                              -----------
Net decrease in net assets resulting from operations........  $  (696,596)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

24
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,016,178    $  1,128,943
  Net realized gain on investments and foreign currency
    transactions............................................      412,057       3,613,750
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions...........   (2,124,831)     (2,363,044)
                                                              ------------   ------------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (696,596)      2,379,649
                                                              ------------   ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (451,432)       (542,966)
    Class B.................................................     (615,884)       (672,044)
    Class C.................................................       (6,302)         (4,515)
  From net realized gain on investments:
    Class A.................................................     (153,000)     (1,412,082)
    Class B.................................................     (580,387)     (2,280,414)
    Class C.................................................       (5,490)        (19,711)
                                                              ------------   ------------
      Total dividends and distributions to shareholders.....   (1,812,495)     (4,931,732)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    2,740,332       2,183,918
    Class B.................................................    4,253,502       3,299,744
    Class C.................................................      245,115         146,713
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      583,413       1,936,863
    Class B.................................................    1,156,258       2,890,877
    Class C.................................................        8,085          18,176
                                                              ------------   ------------
                                                                8,986,705      10,476,291
  Cost of shares redeemed:
    Class A.................................................  (13,783,197)     (2,811,622)
    Class B.................................................   (5,552,069)    (10,149,695)
    Class C.................................................     (136,602)        (45,385)
                                                              ------------   ------------
      Decrease in net assets derived from capital share
       transactions.........................................  (10,485,163)     (2,530,411)
                                                              ------------   ------------
      Net decrease in net assets............................  (12,994,254)     (5,082,494)
NET ASSETS:
Beginning of year...........................................   49,672,593      54,755,087
                                                              ------------   ------------
End of year.................................................  $36,678,339    $ 49,672,593
                                                              ============   ============
Accumulated net investment loss at end of year..............  $   (97,048)   $    (59,276)
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              25
                                                                               -

                       This page intentionally left blank

26
-

Financial Highlights selected per share data and ratios

                                                                                     Class A
                                                            ----------------------------------------------------------
                                                                                                          October 22*
                                                                     Year ended December 31,                through
                                                            ------------------------------------------    December 31,
                                                             2001         2000       1999       1998          1997
                                                            -------      -------    -------    -------    ------------
Net asset value at beginning of period..................    $ 10.55      $ 11.15    $ 10.18    $ 10.29      $ 10.00
                                                            -------      -------    -------    -------      -------
Net investment income...................................       0.28(a)(d)    0.31      0.22       0.15         0.03
Net realized and unrealized gain (loss) on
  investments...........................................      (0.20)        0.29       1.15      (0.10)        0.38
                                                            -------      -------    -------    -------      -------
Total from investment operations........................       0.08         0.60       1.37       0.05         0.41
                                                            -------      -------    -------    -------      -------
Less dividends and distributions:
  From net investment income............................      (0.30)       (0.33)     (0.23)     (0.15)       (0.03)
  From net realized gain on investments.................      (0.21)       (0.87)     (0.17)     (0.01)       (0.09)
                                                            -------      -------    -------    -------      -------
Total dividends and distributions.......................      (0.51)       (1.20)     (0.40)     (0.16)       (0.12)
                                                            -------      -------    -------    -------      -------
Net asset value at end of period........................    $ 10.12      $ 10.55    $ 11.15    $ 10.18      $ 10.29
                                                            =======      =======    =======    =======      =======
Total investment return (b).............................       0.81%        5.78%     13.59%      0.52%        4.11%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...............................       2.62%(d)     2.76%      1.97%      1.49%        1.66%+
    Expenses............................................       1.83%        1.82%      1.69%      1.79%        2.73%+
Portfolio turnover rate.................................         82%         113%       122%       203%          29%
Net assets at end of period (in 000's)..................    $ 7,636      $19,278    $18,899    $17,946      $13,622

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the year.
(b)  Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d)  As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                              Class A   Class B       Class C
                                                              -------   -------       -------
Decrease net investment income..............................  ($0.00)(c) ($0.00)(c)   ($0.00)(c)
Increase net realized and unrealized gains and losses.......    0.00(c)   0.00)(c)      0.00 (c)
Decrease ratio of net investment income.....................   (0.03%)   (0.03%)       (0.03%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              27
                                                                               -

                          Class B                                                   Class C
    -------------------------------------------------------   ----------------------------------------------------------
                                               October 22*                                                 September 1**
           Year ended December 31,               through               Year ended December 31,                through
    ----------------------------------------   December 31,   ------------------------------------------   December 31,
     2001         2000      1999      1998         1997           2001           2000           1999           1998
    -------      -------   -------   -------   ------------   ------------   ------------   ------------   -------------
    $ 10.54      $ 11.13   $ 10.17   $ 10.29     $ 10.00        $ 10.54         $11.13         $10.17         $ 9.15
    -------      -------   -------   -------     -------        -------         ------         ------         ------
       0.20(a)(d)   0.23      0.14      0.08        0.02           0.20(a)(d)     0.23           0.14           0.05
      (0.21)        0.30      1.14     (0.11)       0.38          (0.21)          0.30           1.14           1.03
    -------      -------   -------   -------     -------        -------         ------         ------         ------
      (0.01)        0.53      1.28     (0.03)       0.40          (0.01)          0.53           1.28           1.08
    -------      -------   -------   -------     -------        -------         ------         ------         ------
      (0.22)       (0.25)    (0.15)    (0.08)      (0.02)         (0.22)         (0.25)         (0.15)         (0.05)
      (0.21)       (0.87)    (0.17)    (0.01)      (0.09)         (0.21)         (0.87)         (0.17)         (0.01)
    -------      -------   -------   -------     -------        -------         ------         ------         ------
      (0.43)       (1.12)    (0.32)    (0.09)      (0.11)         (0.43)         (1.12)         (0.32)         (0.06)
    -------      -------   -------   -------     -------        -------         ------         ------         ------
    $ 10.10      $ 10.54   $ 11.13   $ 10.17     $ 10.29        $ 10.10         $10.54         $11.13         $10.17
    =======      =======   =======   =======     =======        =======         ======         ======         ======
      (0.07%)       5.07%    12.64%    (0.27%)      4.04%         (0.07%)         5.07%         12.64%         11.77%
       1.87%(d)     2.01%     1.22%    0.74%       0.91%+         1.87%(d)       2.01%          1.22%          0.74%+
       2.58%        2.57%     2.44%     2.54%       3.48%+         2.58%          2.57%          2.44%          2.54%+
         82%         113%      122%      203%         29%            82%           113%           122%           203%
    $28,684      $30,134   $35,702   $38,528     $12,325        $   358         $  260         $  154         $   84

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

28
-

MainStay Strategic Value Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Strategic Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on October 22, 1997. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities.

The Fund invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

Notes to Financial Statements

                                                                              29
                                                                               -

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, (f) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (g) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain

MainStay Strategic Value Fund

30
-

or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on forward contracts reflects the Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

Foreign currency forward contracts open at December 31, 2001:

                                                              CONTRACT    CONTRACT      UNREALIZED
                                                               AMOUNT      AMOUNT      APPRECIATION
              FOREIGN CURRENCY SALE CONTRACTS                   SOLD      PURCHASED   (DEPRECIATION)
              -------------------------------                 ---------   ---------   --------------
Euro vs. U.S. Dollar, expiring 3/31/02......................  E102,135     $92,912        $2,275

                                                              CONTRACT    CONTRACT
                                                               AMOUNT      AMOUNT
               FOREIGN CURRENCY BUY CONTRACTS                 PURCHASED     SOLD
               ------------------------------                 ---------   ---------
Euro vs. U.S. Dollar, expiring 3/31/02......................  E 11,087     $ 9,956          (117)
                                                                                          ------
Net unrealized appreciation on foreign currency forward
  contracts.................................................                              $2,158
                                                                                          ======

----------

E Euro

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                                              31
                                                                               -

Restricted securities held at December 31, 2001:

                                                               PRINCIPAL                          PERCENT
                                               DATE(S) OF       AMOUNT/               12/31/01       OF
                 SECURITY                     ACQUISITION       SHARES       COST      VALUE     NET ASSETS
                 --------                   ----------------   ---------   --------   --------   ----------
Electronic Retailing Systems
  International, Inc.
  8.00%, due 8/1/04 (c)...................    7/6/00-10/1/01   $  4,890    $  1,155   $  1,223      0.0%(b)
Ermis Maritime Holdings Ltd.
  12.50%, due 3/15/04.....................   12/14/98-2/9/01     24,838      21,995     21,152      0.1
  Preferred Stock (c).....................    12/9/98-2/6/01        864           0(d)        9     0.0(b)
FRI-MRD Corp.
  15.00%, due 12/24/02 (a)................    8/12/97-4/3/98    186,000     187,202    120,900      0.3
Genesis Health Ventures, Inc.
  Convertible Preferred Stock
  6.00% (c)...............................          10/10/01          5         387        528      0.0(c)
GT Group Telecom Services Corp.
  Term Loan B
  6.5625%, due 6/30/08....................           1/30/01     25,007      19,111     18,005      0.0(b)
  Term Loan A
  8.25%, due 6/30/08......................           1/30/01     34,993      26,549     25,195      0.1
Harborside Healthcare Corp.
  (zero coupon), due 8/1/07
  12.00%, beginning 8/1/04................           5/12/01     66,000      33,519     29,370      0.1
  Class A Warrants........................           5/12/01      1,220       1,854      1,220      0.0(b)
Morris Material Handling, Inc.
  Series A, Warrants......................   3/5/99-10/22/01        172           0(d)        2     0.0(b)
  Series B, Warrants......................   3/5/99-10/22/01        115           0(d)        1     0.0(b)
  Series C, Warrants......................   3/5/99-10/22/01        115           0(d)        1     0.0(b)
  Common Stock............................   3/5/99-10/22/01        184         102        975      0.0(b)
Pacific & Atlantic (Holdings) Inc.
  Convertible Preferred Stock
  7.50%, Class A (c)......................            2/4/00      3,353      23,069     16,765      0.0(b)
Synthetic Industries, Inc.
  Bridge Loan
  17.00%, due 6/14/08 (a).................          12/14/99     75,000      75,000     30,000      0.1(b)
                                                                           --------   --------      ---
                                                                           $389,943   $265,346      0.7%
                                                                           ========   ========      ===

-------

(a)  Issue in default.
(b)  Less than one tenth of a percent.
(c) PIK ("Payment in Kind")--Interest payment is made with additional shares.
(d)  Less than one dollar.

MainStay Strategic Value Fund

32
-

COMMITMENTS AND CONTINGENCIES. As of December 31, 2001, the Fund had unfunded loan commitments pursuant to the following loan agreement:

                                                               UNFUNDED
                          BORROWER                            COMMITMENT
                          --------                            ----------
Lucent Technologies, Inc....................................   $47,250
                                                               =======

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATIONAL COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $173,175 and are being amortized over a period not to exceed 60 months beginning at the commencement of operations. On October 24, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $37,016, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Permanent book/tax differences of $43,182, $217,392, $9,197 and $269,771 are decreases to accumulated net investment loss, accumulated net realized loss on investments, accumulated net realized loss on foreign currency transactions and additional paid-in capital, respectively. These book/tax differences are primarily due to certain expenses being nondeductible for tax purposes, the recharacterization of

                                                                              33
                                                                               -

distributions, gain (loss) from redemption in kind, premium amortization adjustments, interest write-offs and the tax treatment of foreign currency losses.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (t) of the Portfolio of Investments.

Tax-based distributions of ordinary income and net long-term capital gain which are $1,076,467 and $736,028 respectively, differ from dividends to shareholders from net investment income and distributions to shareholders from net realized gains as shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 due to a portion of book-tax differences noted above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily except when collection is not expected. Discounts on securities, other than short-term securities purchased for the Fund are accreted on the constant yield method over the life of the respective securities or, if applicable, over the period to the first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased was not amortized for this fund.

Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and accumulated undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investments (but not its market value) and increased the net unrealized gain (loss) by $23,514. The

MainStay Strategic Value Fund

34
-

Fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $17,972.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as

                                                                              35
                                                                               -

the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $356,343.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

MainStay Strategic Value Fund

36
-

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $1,952 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $388, $38,973 and $91, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001, amounted to $182,772.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,059 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $19,169 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes approximately $430,832 of qualifying realized capital gains and foreign exchange gains that arose after October 31, 2001 as if they arose on January 1, 2002.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $37,770 and $46,975, respectively. Included in sales proceeds for the Fund is $11,127, representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive

                                                                              37
                                                                               -

shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                        YEAR ENDED
                                                    DECEMBER 31, 2001                 DECEMBER 31, 2000
                                               ---------------------------       ---------------------------
                                               CLASS A   CLASS B   CLASS C       CLASS A   CLASS B   CLASS C
                                               -------   -------   -------       -------   -------   -------
Shares sold..................................     261      406        23           200       300       13
Shares issued in reinvestment of dividends
  and distributions..........................      58      115         1           187       279        2
                                               ------     ----       ---          ----      ----       --
                                                  319      521        24           387       579       15
Shares redeemed..............................  (1,391)    (540)      (14)         (255)     (927)      (4)
                                               ------     ----       ---          ----      ----       --
Net increase (decrease)......................  (1,072)     (19)       10           132      (348)      11
                                               ======     ====       ===          ====      ====       ==

38
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Strategic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Strategic Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              39
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

40
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              41
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

42
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
 Not FDIC insured.   No bank guarantee.   May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSST11- 02/02
RECYCLE.LOGO                                        17

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Strategic Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Blue Chip Growth
                                                              Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Blue Chip Growth Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -27.96%, Since Inception 1.93%

[lINE GRAPH]

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
                                                   ------------------            --------------             ----------------
6/1/98                                                   9450.00                    10000.00                    10000.00
12/98                                                   11000.00                    11367.00                    10111.00
12/99                                                   15593.00                    13759.00                    10381.00
12/00                                                   14050.00                    12506.00                    10731.00
12/01                                                   10710.00                    11020.00                    10897.00

CLASS B SHARESTotal Returns: 1 Year -28.20%, Since Inception 2.28%

[LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI)+
                                                   ------------------            --------------             ----------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   11600.00                    11367.00                    10111.00
12/99                                                   16330.00                    13759.00                    10381.00
12/00                                                   14608.00                    12506.00                    10731.00
12/01                                                   10841.00                    11020.00                    10897.00

CLASS C SHARESTotal Returns: 1 Year -25.17%, Since Inception 2.80%

[LINE GRAPH]

                                                   MAINSTAY BLUE CHIP
                                                       GROWTH FUND               S&P 500 INDEX*             INFLATION (CPI) +
                                                   ------------------            --------------             -----------------
6/1/98                                                  10000.00                    10000.00                    10000.00
12/98                                                   11600.00                    11367.00                    10111.00
12/99                                                   16330.00                    13759.00                    10381.00
12/00                                                   14608.00                    12506.00                    10731.00
12/01                                                   11041.00                    11020.00                    10897.00

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis
The year 2001 was one of the most difficult in stock market history. According to the National Bureau of Economic Research, the United States fell into recession in March of 2001. Consumer spending slowed dramatically, and the labor market deteriorated, as companies sought to reduce employment and cut costs. Many corporations also trimmed capital spending plans, seeking to improve near-term profits.

Despite these efforts, corporate profits declined by double digits from their levels a year ago. The stock market, as measured by the S&P 500 Index,(1) fell 11.87%, while the Dow Jones Industrial Average(2) declined 5.43%, and the Nasdaq Composite Index(3) dropped 21.05%. Some might easily argue that these returns made 2001 the worst year for the broad U.S. equity markets in nearly 30 years.

While the September terrorist attacks had a negative economic impact, the U.S. economy already had restorative monetary and fiscal policy initiatives in place. The Federal Reserve had been aggressively easing monetary policy. In total, the Fed cut the targeted federal funds rate 11 times in 2001--for a total reduction of 4.75%. This brought short-term interest rates to their lowest levels in 40 years. Congress implemented tax cuts to help bolster the sagging economy, and oil prices declined more than 40% during the year. Together, these factors helped corporations, investors, and consumers maintain a positive outlook in the fourth quarter of 2001.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Blue Chip Growth Fund returned -23.77% for Class A shares and -24.42% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(4) large-cap growth fund, which returned -22.94% for the same period. All share classes also underperformed the S&P 500 Index, which returned -11.87% for the year.

The Fund's relative performance was primarily due to its overweighted positions in the technology and media sectors. Between March 2000 and September 21, 2001, the S&P 500 Index declined about 40% from peak to trough, while the technology-heavy Nasdaq Composite Index fell approximately 70% over the same period. This was a material and painful bear market by any measure. Still, the portfolio's holdings in technology and media helped the Fund's performance significantly in the fourth quarter rally.

-------
(1) See footnote on page 5 for more information about the S&P 500 Index.
(2) The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or average.
(3) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day and is related to the total value of the Index. An investment cannot be made directly into an index.
(4) See footnote and table on page 10 for more information about Lipper Inc.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            16.40
12/99                                                                            41.75
12/00                                                                            -9.89
12/01                                                                           -23.77

CLASS B AND CLASS C SHARES
[BAR GRAPH]

                                                                 CLASS B AND CLASS C SHARES
                                                                 --------------------------
12/98                                                                       16.00
12/99                                                                       40.78
12/00                                                                      -10.55
12/01                                                                      -24.42

STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the one-year period ending December 31, 2001, spanned a wide array of economic sectors:

 -- Dell Computer (+56%), the personal-computer manufacturer, delivered reliable performance during an otherwise difficult year for the computer industry. The Fund owned the stock going into 2001, sold shares in the first half of the year, and then added to the portfolio's position from the end of September through November.

                                                                               7
                                                                               -

 -- Microsoft (+53%), the dominant force in the computer software industry, advanced as its problems with the Justice Department were largely resolved. The Fund owned the stock going into the year. We bought additional shares in January and November, and we sold shares in March, April, and June.

 -- Baxter International (+21%), a global medical products and services company, posted solid profits and sales growth, partly due to the positive performance of its bioservices unit. The Fund owned the stock going into 2001, and we reduced the Fund's position at strong points during the year.

 -- Johnson & Johnson (+12%), the pharmaceutical company, reported good year-end numbers. The Fund owned the stock at the beginning of the year. We sold some shares in February, March, and April and then purchased shares from June through the end of September.

 -- Home Depot (+12%), the world's largest home improvement retailer, performed well on hopes that continued consumer spending would reduce inventories and clear the way for margin improvement. The Fund owned the stock going into 2001. We sold some shares in July and bought additional shares after the mid-September price decline.

During 2001, the worst-performing stocks in the Fund were those affected by the slowdown in spending on technology equipment and by overcapacity in the telecommunications industry. These stocks included Nortel Networks (-77%), the networking-equipment vendor; EMC (-80%), a data storage company; and Corning (-83%), the fiber-optics giant. Since each of these companies is an industry leader with positive long-term fundamentals, we added to the Fund's positions in all three of these stocks in 2001.

STRATEGIC POSITIONING

We made several strategic shifts within the Fund's portfolio during the year. In addition to the purchases already mentioned, the Fund established new positions in American Home Products, a leading pharmaceutical and consumer-products company, and Cablevision Systems, a media company with three million New York cable subscribers. We also added to the Fund's existing positions in media companies Clear Channel Communications, Viacom, and AOL Time Warner. We believe that media stocks should recover with the economy in general and that advertising revenues show signs of firming.

During the reporting period, we sold the Fund's positions in The New York Times, Dow Jones, and drug company Merck when we perceived a deterioration in their near-term growth prospects. We reduced the Fund's holdings in Baxter International and Eli Lilly and redeployed the assets in stocks with greater economic sensitivity.

Overall, the Fund made few changes to its industry sector weightings. The Fund remained overweighted relative to the S&P 500 in the media, technology, financial, and health care sectors. The Fund was underweighted in retail and had no investments in consumer staples, energy, manufacturing, utilities, or basic industry--sectors that accounted for 30.7% of the S&P 500 Index as of December 31, 2001.

LOOKING AHEAD

We believe a strong foundation has been built for economic recovery in 2002. The Federal Reserve's interest-rate cuts seem to be working, and consumer sentiment appears to have improved. Early signs of capital-spending improvements are encouraging, but it may take some time for corporate profits to rise.

We believe historically low interest rates may help support historically high price/earnings ratios, with growth stocks among the beneficiaries.

We expect stocks in general to outperform bonds over the next few years but anticipate lower returns than during the last half of the 1990s. Our longer-term focus gives us confidence in the Fund's holdings, and we believe the Fund is well positioned to benefit from the expected economic recovery. Whatever the market brings, the Fund will continue to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income will remain a secondary investment objective.

Howard F. Ward
Portfolio Manager
Gabelli Asset Management Company

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                    SINCE INCEPTION
                       1 YEAR       THROUGH 12/31/01
    Class A            -23.77%           3.55%
    Class B            -24.42%           2.80%
    Class C            -24.42%           2.80%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                  SINCE INCEPTION
                      1 YEAR      THROUGH 12/31/01
    Class A           -27.96%          1.93%
    Class B           -28.20%          2.28%
    Class C           -25.17%          2.80%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                   SINCE INCEPTION
                       1 YEAR      THROUGH 12/31/01
    Class A         495 out of        124 out of
                    840 funds         448 funds
    Class B         526 out of        163 out of
                    840 funds         448 funds
    Class C         526 out of        178 out of
                    840 funds         479 funds
    Average Lipper
    large-cap
    growth fund     -22.94%           1.18%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $11.00      $0.0000      $0.0000
    Class B     $10.71      $0.0000      $0.0000
    Class C     $10.71      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.
Information on this page and the preceding pages has not been audited.

10
-

Portfolio of Investments December 31, 2001

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (99.6%)+
BANKS (13.4%)
Mellon Financial Corp. ........    418,900       $ 15,759,018
Northern Trust Corp. ..........    194,900         11,736,878
State Street Corp. ............    403,400         21,077,650
                                                 ------------
                                                   48,573,546
                                                 ------------
BROADCAST/MEDIA (8.1%)
Cablevision Systems Corp. Class
 A (a).........................    129,000          6,121,050
Clear Channel Communications,
 Inc. (a)......................    364,000         18,531,240
Comcast Corp. Special Class A
 (a)...........................    136,000          4,896,000
                                                 ------------
                                                   29,548,290
                                                 ------------
COMMUNICATIONS--EQUIPMENT (10.7%)
Cisco Systems, Inc. (a)........    344,400          6,237,084
Corning, Inc. .................    257,400          2,296,008
General Motors Corp. Class H
 (a)...........................    291,400          4,502,130
Nokia, Corp. (ADR) (b).........    307,000          7,530,710
Nortel Networks Corp. .........    344,800          2,586,000
QUALCOMM, Inc. (a).............    186,400          9,413,200
Tellabs, Inc. (a)..............    422,500          6,350,175
                                                 ------------
                                                   38,915,307
                                                 ------------
COMPUTER SOFTWARE & SERVICES (4.8%)
Automatic Data Processing,
 Inc. .........................    194,600         11,461,940
Microsoft Corp. (a)............     88,100          5,838,387
                                                 ------------
                                                   17,300,327
                                                 ------------
COMPUTER SYSTEMS (4.8%)
Dell Computer Corp. (a)........    224,800          6,110,064
EMC Corp. (a)..................    398,600          5,357,184
Sun Microsystems, Inc. (a).....    475,300          5,865,202
                                                 ------------
                                                   17,332,450
                                                 ------------
ELECTRONICS--SEMICONDUCTORS (8.8%)
Analog Devices, Inc. (a).......    184,500          8,189,955
Intel Corp. ...................    294,300          9,255,735
Motorola, Inc. ................    437,400          6,569,748
Texas Instruments, Inc. .......    291,400          8,159,200
                                                 ------------
                                                   32,174,638
                                                 ------------
ENTERTAINMENT (9.1%)
AOL Time Warner, Inc. (a)......    475,900         15,276,390
Viacom, Inc. Class B (a).......    403,028         17,793,686
                                                 ------------
                                                   33,070,076
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
FINANCE (1.7%)
Stilwell Financial, Inc. ......    234,500       $  6,383,090
                                                 ------------

HEALTH CARE--DRUGS (6.4%)
Lilly (Eli) & Co. .............     64,100          5,034,414
Pfizer Inc. ...................    456,950         18,209,457
                                                 ------------
                                                   23,243,871
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (1.1%)
Baxter International Inc. .....     75,000          4,022,250
                                                 ------------

HEALTH CARE--MISCELLANEOUS (8.2%)
American Home Products
 Corp. ........................    180,500         11,075,480
Amgen Inc. (a).................     55,800          3,149,352
Johnson & Johnson..............    263,200         15,555,120
                                                 ------------
                                                   29,779,952
                                                 ------------
INSURANCE (2.3%)
Marsh & McLennan Cos., Inc. ...     79,600          8,553,020
                                                 ------------

INVESTMENT BANK/BROKERAGE (5.3%)
Goldman Sachs Group, Inc.
 (The).........................     63,800          5,917,450
Merrill Lynch & Co., Inc. .....    126,700          6,603,604
Schwab (Charles) Corp. (The)...    444,300          6,873,321
                                                 ------------
                                                   19,394,375
                                                 ------------
PUBLISHING (1.4%)
McGraw-Hill Cos. Inc., (The)...     84,400          5,146,712
                                                 ------------

RETAIL (6.8%)
Home Depot, Inc. (The).........    333,450         17,009,285
Tiffany & Co. .................    240,300          7,562,241
                                                 ------------
                                                   24,571,526
                                                 ------------
SPECIALIZED SERVICES (5.0%)
Interpublic Group of Cos., Inc.
 (The).........................    260,600          7,698,124
Omnicom Group Inc. ............    117,500         10,498,625
                                                 ------------
                                                   18,196,749
                                                 ------------
TELECOMMUNICATIONS (1.7%)
Vodafone Group PLC (ADR) (b)...    234,700          6,027,096
                                                 ------------
Total Common Stocks
 (Cost $449,836,539)...........                   362,233,275
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

MainStay Blue Chip Growth Fund

                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENT (0.6%)

REPURCHASE AGREEMENT (0.6%)
State Street Bank and Trust
 Co.,
 1.60%, dated 12/31/01 due
 1/2/02
 Proceeds at maturity
 $2,177,194
 (Collateralized by $1,970,000
 U.S. Treasury Bond, 6.63%,
 due 2/15/27, market value
 $2,221,175)...................  $2,177,000      $  2,177,000
                                                 ------------
Total Short-Term Investment
 (Cost $2,177,000).............                     2,177,000
                                                 ------------
Total Investments
 (Cost $452,013,539) (c).......      100.2%       364,410,275(d)
                                                 ------------
Liabilities in Excess of Cash
 and Other Assets..............       (0.2)          (737,162)
                                 ----------      ------------
Net Assets.....................      100.0%      $363,673,113
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for Federal income tax purposes is $452,111,079.
(d)  At December 31, 2001, net unrealized depreciation was
     $87,700,804, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $30,999,145 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $118,699,949.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $452,013,539).............................................       $364,410,275
Cash........................................................             35,873
Receivables:
  Fund shares sold..........................................            906,273
  Dividends and interest....................................            216,598
                                                                   ------------
        Total assets........................................        365,569,019
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................            886,348
  Transfer agent............................................            315,577
  Manager...................................................            315,435
  NYLIFE Distributors.......................................            260,812
  Custodian.................................................              4,766
  Trustees..................................................              3,059
Accrued expenses............................................            109,909
                                                                   ------------
        Total liabilities...................................          1,895,906
                                                                   ------------
Net assets..................................................       $363,673,113
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     70,486
  Class B...................................................            251,102
  Class C...................................................             16,039
Additional paid-in capital..................................        484,950,544
Accumulated net realized loss on investments................        (34,011,794)
Net unrealized depreciation on investments..................        (87,603,264)
                                                                   ------------
Net assets..................................................       $363,673,113
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 77,548,343
                                                                   ============
Shares of beneficial interest outstanding...................          7,048,612
                                                                   ============
Net asset value per share outstanding.......................       $      11.00
Maximum sales charge (5.50% of offering price)..............               0.64
                                                                   ------------
Maximum offering price per share outstanding................       $      11.64
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $268,946,719
                                                                   ============
Shares of beneficial interest outstanding...................         25,110,181
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.71
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 17,178,051
                                                                   ============
Shares of beneficial interest outstanding...................          1,603,906
                                                                   ============
Net asset value and offering price per share outstanding....       $      10.71
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   2,740,573
  Interest..................................................        156,900
                                                              -------------
    Total income............................................      2,897,473
                                                              -------------
Expenses:
  Manager...................................................      4,083,767
  Distribution--Class B.....................................      2,234,597
  Distribution--Class C.....................................        142,091
  Transfer agent............................................      1,877,356
  Service--Class A..........................................        228,712
  Service--Class B..........................................        744,866
  Service--Class C..........................................         47,364
  Shareholder communication.................................        142,053
  Recordkeeping.............................................         67,505
  Professional..............................................         60,215
  Custodian.................................................         42,031
  Registration..............................................         30,560
  Trustees..................................................         12,524
  Amortization of organization expense......................         10,440
  Miscellaneous.............................................         36,673
                                                              -------------
    Total expenses..........................................      9,760,754
                                                              -------------
Net investment loss.........................................     (6,863,281)
                                                              -------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................    (22,453,537)
Net change in unrealized appreciation on investments........    (97,419,155)
                                                              -------------
Net realized and unrealized loss on investments.............   (119,872,692)
                                                              -------------
Net decrease in net assets resulting from operations........  $(126,735,973)
                                                              =============


-------
(a)  Dividends recorded net of foreign withholding taxes of $14,119.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(6,863,281)   $ (6,948,674)
  Net realized gain (loss) on investments...................  (22,453,537)      3,707,171
  Net change in unrealized appreciation on investments......  (97,419,155)    (64,370,823)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......  (126,735,973)   (67,612,326)
                                                              ------------   ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................           --      (3,022,497)
    Class B.................................................           --     (10,001,484)
    Class C.................................................           --        (579,207)
  In excess of net realized gain on investments:
    Class A.................................................           --        (385,762)
    Class B.................................................           --      (1,276,384)
    Class C.................................................           --         (73,958)
                                                              ------------   ------------
        Total distributions to shareholders.................           --     (15,339,292)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   28,516,964      89,372,332
    Class B.................................................   55,081,324     261,906,704
    Class C.................................................    6,110,014      20,901,258
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................           --       3,169,806
    Class B.................................................           --      10,834,995
    Class C.................................................           --         468,887
                                                              ------------   ------------
                                                               89,708,302     386,653,982
  Cost of shares redeemed:
    Class A.................................................  (35,884,473)    (26,757,986)
    Class B.................................................  (68,099,834)    (60,780,204)
    Class C.................................................   (4,718,905)     (3,123,610)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................  (18,994,910)    295,992,182
                                                              ------------   ------------
      Net increase (decrease) in net assets.................  (145,730,883)   213,040,564
NET ASSETS:
Beginning of year...........................................  509,403,996     296,363,432
                                                              ------------   ------------
End of year.................................................  $363,673,113   $509,403,996
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                                                                         Class A
                                                                  ------------------------------------------------------
                                                                                                              June 1*
                                                                        Year ended December 31,               through
                                                                  ------------------------------------      December 31,
                                                                    2001          2000          1999            1998
                                                                  --------      --------      --------      ------------
Net asset value at beginning of period......................      $  14.43      $  16.50      $  11.64        $  10.00
                                                                  --------      --------      --------        --------
Net investment loss (a).....................................         (0.13)        (0.14)        (0.13)          (0.07)
Net realized and unrealized gain (loss) on investments......         (3.30)        (1.49)         4.99            1.71
                                                                  --------      --------      --------        --------
Total from investment operations............................         (3.43)        (1.63)         4.86            1.64
                                                                  --------      --------      --------        --------
Less distributions to shareholders:
 From net realized gain on investments......................            --         (0.39)           --              --
 In excess of net realized gain on investments..............            --         (0.05)           --              --
                                                                  --------      --------      --------        --------
Total distributions to shareholders.........................            --         (0.44)           --              --
                                                                  --------      --------      --------        --------
Net asset value at end of period............................      $  11.00      $  14.43      $  16.50        $  11.64
                                                                  ========      ========      ========        ========
Total investment return (b).................................        (23.77%)       (9.89%)       41.75%          16.40%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................         (1.10%)       (0.87%)       (1.02%)         (1.66%)+
   Expenses.................................................          1.81%         1.66%         1.76%           2.34%+
Portfolio turnover rate.....................................            27%           46%           43%             21%
Net assets at end of period (in 000's)......................      $ 77,548      $114,088      $ 66,326        $ 19,361

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

                             Class B                                               Class C
    ---------------------------------------------------------   ----------------------------------------------
                                                   June 1*                                       September 1**
             Year ended December 31,               through         Year ended December 31,          through
    ------------------------------------------   December 31,   ------------------------------   December 31,
        2001           2000           1999           1998         2001       2000       1999         1998
    ------------   ------------   ------------   ------------   --------   --------   --------   -------------
      $  14.17       $  16.33       $  11.60       $  10.00     $  14.17   $  16.33   $  11.60      $  8.60
      --------       --------       --------       --------     --------   --------   --------      -------
         (0.21)         (0.26)         (0.23)         (0.10)       (0.21)     (0.26)     (0.23)       (0.06)
         (3.25)         (1.46)          4.96           1.70        (3.25)     (1.46)      4.96         3.06
      --------       --------       --------       --------     --------   --------   --------      -------
         (3.46)         (1.72)          4.73           1.60        (3.46)     (1.72)      4.73         3.00
      --------       --------       --------       --------     --------   --------   --------      -------
            --          (0.39)            --             --           --      (0.39)        --           --
            --          (0.05)            --             --           --      (0.05)        --           --
      --------       --------       --------       --------     --------   --------   --------      -------
            --          (0.44)            --             --           --      (0.44)        --           --
      --------       --------       --------       --------     --------   --------   --------      -------
      $  10.71       $  14.17       $  16.33       $  11.60        10.71   $  14.17   $  16.33      $ 11.60
      ========       ========       ========       ========     ========   ========   ========      =======
        (24.42%)       (10.55%)        40.78%         16.00%      (24.42%)   (10.55%)    40.78%       34.88%
         (1.85%)        (1.62%)        (1.77%)        (2.41%)+     (1.85%)    (1.62%)    (1.77%)      (2.41%)+
          2.56%          2.41%          2.51%          3.09%+       2.56%      2.41%      2.51%        3.09%+
            27%            46%            43%            21%          27%        46%        43%          21%
      $268,947       $373,652       $222,904       $ 38,478     $ 17,178   $ 21,664   $  7,133      $   120

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

MainStay Blue Chip Growth Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Blue Chip Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers

18
-

Notes to Financial Statements

NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

REPURCHASE AGREEMENTS. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,553 and are being amortized over 60 months beginning at the commencement of operations. On October 9, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,211, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the

                                                                              19
                                                                               -

MainStay Blue Chip Growth Fund

shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $6,863,281 and $6,213,048 are decreases to accumulated net investment loss and additional paid-in-capital, respectively. In addition, accumulated undistributed net realized loss has been increased by $650,233. These book-tax differences are due primarily to a net investment loss incurred by the Fund and reclassification of gain on redemption-in-kind.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audited Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

20
-

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Gabelli Asset Management Company (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $4,083,767.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% on assets up to $500 million, and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"). The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B

                                                                              21
                                                                               -

MainStay Blue Chip Growth Fund

and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $9,335 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $5,400, $493,552 and $7,211, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001, amounted to $1,877,356.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $8,554 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $67,505 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $7,537,287 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $26,376,967 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that

22
-
these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were $111,085 and $135,983, respectively. Included in sales proceeds for the Fund is $9,023,509, representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                    YEAR ENDED
                                                     DECEMBER 31, 2001             DECEMBER 31, 2000
                                                ---------------------------   ---------------------------
                                                CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                -------   -------   -------   -------   -------   -------
Shares sold...................................   2,387     4,702      504      5,292    15,641     1,249
Shares issued in reinvestment of
  distributions...............................      --        --       --        217       757        33
                                                ------    ------     ----     ------    ------     -----
                                                 2,387     4,702      504      5,509    16,398     1,282
Shares redeemed...............................  (3,243)   (5,970)    (429)    (1,625)   (3,673)     (190)
                                                ------    ------     ----     ------    ------     -----
Net increase (decrease).......................    (856)   (1,268)      75      3,884    12,725     1,092
                                                ======    ======     ====     ======    ======     =====

                                                                              23
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Blue Chip Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Blue Chip Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

24
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

28
-

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSBC11- 02/02
RECYCLE.LOGO                                        18

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Blue Chip Growth Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity Income
                                                              Fund versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay Equity
Income Fund versus Russell 1000 Value
Index and Inflation

CLASS A SHARES Total Returns: 1 Year -0.88%, Since Inception 13.67%
[LINE GRAPH]

                                          MAINSTAY EQUITY       RUSSELL 1000 VALUE
                                            INCOME FUND             INDEX (1)         INFLATION (CPI) (2)
                                          ---------------       ------------------    -------------------
6/1/98                                          9450                  10000                  10000
12/98                                           9829                  10442                  10111
12/99                                          12296                  11209                  10381
12/00                                          15099                  11995                  10731
12/01                                          15836                  11324                  10897

CLASS B SHARES Total Returns: 1 Year -0.83%, Since Inception 14.22%
[LINE GRAPH]

                                                 MAINSTAY EQUITY INCOME     RUSSELL 1000 VALUE INDEX
                                                          FUND                         (1)                 INFLATION (CPI) (2)
                                                 ----------------------     ------------------------       -------------------
6/1/98                                                    10000                       10000                       10000
12/98                                                     10356                       10442                       10111
12/99                                                     12857                       11209                       10381
12/00                                                     15663                       11995                       10731
12/01                                                     16117                       11324                       10897

CLASS C SHARES Total Returns: 1 Year 3.17%, Since Inception 14.62%
[LINE GRAPH]

                                                 MAINSTAY EQUITY INCOME     RUSSELL 1000 VALUE INDEX
                                                          FUND                         (1)                 INFLATION (CPI) (2)
                                                 ----------------------     ------------------------       -------------------
6/1/98                                                    10000                       10000                       10000
12/98                                                     10356                       10442                       10111
12/99                                                     12857                       11209                       10381
12/00                                                     15663                       11995                       10731
12/01                                                     16317                       11324                       10897


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.


                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis

During 2001, the equity markets were exceedingly volatile, with companies in the technology and communication-services sectors suffering severe price corrections. As the economy slowed, problems spread to other industries and left many equity investors struggling with concerns over a possible recession. Gross domestic product slipped into negative territory in the third quarter of 2001, and economists later confirmed that the United States had been in recession since March.

Despite the Federal Reserve's aggressive reduction in interest rates, the market extended its decline in response to widespread earnings disappointments that weakened prospects for a rapid turnaround. Several industries that had added substantial capacity in recent years were among the hardest hit when declining demand caused operating margins to all but evaporate.

The September terrorist attacks added a new level of uncertainty to the invest-ment outlook and caused stocks to drop to multiyear lows. In the fourth quarter, major indices rallied, but few were able to regain their levels at the beginning of the year. By year-end, several factors--including apparent success in the war on terrorism, aggressive Federal Reserve easing, and gradual im-provements in consumer confidence--helped provide a more optimistic outlook for 2002. PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Equity Income returned 4.88% for Class A shares and 4.17% for Class B and Class C shares excluding all sales charges. All share classes outperformed the -5.65% return of the average Lip-per(1) equity income fund over the same period. All share classes also outperformed the -5.59% return of the Russell 1000(R) Value Index(2) in 2001.

As of December 31, 2001, MainStay Equity Income Fund Class A, Class B, and Class C shares each received an Overall Morningstar Rating(TM) of five stars out of 4,811 domestic equity funds.(3) Class A, Class B, and Class C shares were each rated five stars out of 4,811 domestic equity funds for the three-year period ended December 31, 2001.

Sears, Roebuck, the Fund's top-performing stock, gained 37% in 2001. We continue to hold the shares, because we believe the stock is still underpriced on both an absolute and historical valuation basis, and the company has catalysts that may move the stock higher. The multiline retailer benefited from strong earnings, a high dividend yield, and new management initiatives that included business-line restructuring and an aggressive share-repurchase program.


-------
(1) See footnote and table on page 9 for more information about Lipper Inc.

(2) See footnote on page 5 for more information about the Russell 1000(R) Value Index.


(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             4.01
12/99                                                                            25.11
12/00                                                                            22.79
12/01                                                                             4.88

CLASS B AND CLASS C SHARES
[BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                             3.56
12/99                                                                            24.16
12/00                                                                            21.83
12/01                                                                             4.17

FirstEnergy, an integrated Midwest utility, also made a substantial positive contribution to the Fund's performance. We were attracted to the company for its strong cash flow and earnings and we liked the stock for its high dividend yield and meaningful discount to its peer group. The Fund has maintained a portion of its position in this undervalued utility.

Shares of Tosco, a major U.S. petroleum refiner, also helped the Fund's performance, even though the stock only remained in the portfolio for a short period. We began to sell Tosco shares when they reached the Fund's price target


                                                                               7
                                                                               -
and continued to do so through May. Later we made several Tosco purchases until the company agreed to be acquired by Phillips Petroleum.

Navistar International, a manufacturer of commercial trucks and engines, also made a strong positive contribution for the year. The stock did particularly well in the second half of 2001, as heavy-duty truck orders showed signs of stabilizing after previous declines.

PG&E was the Fund's fifth-strongest performer. The company's compelling asset value attracted investors, even though the California energy crisis has left the utility operating under Chapter 11 creditor protection.

Unfortunately, not all of the Fund's holdings had positive results. Gateway was the Fund's worst-performing stock. We bought Gateway shares after a signifi-cant decline, but poor operating results and a dismal personal computer market continued to drive the stock price lower. When it became evident that the PC business was unlikely to turnaround soon, we sold the position, incurring a loss.

Reinsurer PartnerRe faced severe setbacks as a result of the September terrorist attacks. While we appreciate the arguments for future improvements in property and casualty insurance pricing, we felt we could deploy the assets more productively by selling the stock at a loss.

While the Fund had a generally positive experience with retailers in 2001, Limited bucked the trend. Merchandising and operational problems caused the stock to underperform our expectations, and we sold the Fund's position with a negative impact on performance.

LOOKING AHEAD

We believe stock prices may already reflect adjustments for a robust economic recovery in 2002, which has left us somewhat defensive. While we are cautiously optimistic that Federal Reserve easing will help to stabilize economic activity, we believe different companies may respond in different ways. In particular, we are concerned that structural issues may prevent some companies from taking full advantage of available liquidity. As a result, recoveries for some companies may be more muted than many market participants expect. We also see high corporate and consumer debt levels as potential challenges to a swift recovery.

Whatever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital appreciation and income.

Michael C. Sheridan
Richard A. Rosen
Portfolio Managers
MacKay Shields LLC

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/01
    Class A                    4.88%               15.47%
    Class B                    4.17%               14.62%
    Class C                    4.17%               14.62%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/01
    Class A                   -0.88%               13.67%
    Class B                   -0.83%               14.22%
    Class C                    3.17%               14.62%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                               SINCE INCEPTION
                              1 YEAR          THROUGH 12/31/01
    Class A             12 out of 198 funds  1 out of 157 funds
    Class B             14 out of 198 funds  2 out of 157 funds
    Class C             14 out of 198 funds  3 out of 163 funds
    Average Lipper
    equity income fund        -5.65%                2.28%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $13.47      $0.1148      $0.1894
    Class B     $13.41      $0.0329      $0.1894
    Class C     $13.41      $0.0329      $0.1894

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.

Information on this page and the preceding pages has not been audited.


                                                                               9
                                                                               -

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (92.0%)+
AIRLINES (0.3%)
Delta Air Lines, Inc. .........     14,297       $    418,330
                                                 ------------

AUTO PARTS & EQUIPMENT (2.2%)
TRW Inc. ......................     92,619          3,430,608
                                                 ------------
BANKS (8.2%)
BB&T Corp. ....................     64,320          2,322,595
Comerica, Inc. ................     16,721            958,113
Golden West Financial Corp. ...     13,997            823,724
KeyCorp........................     33,117            806,068
M&T Bank Corp. ................     31,815          2,317,723
National City Corp. ...........     33,451            978,107
PNC Financial Services Group,
 Inc. .........................     41,057          2,307,403
SunTrust Banks, Inc. ..........     37,901          2,376,393
                                                 ------------
                                                   12,890,126
                                                 ------------
CHEMICALS (6.1%)
Air Products and Chemicals,
 Inc. .........................     75,703          3,551,228
Arch Chemicals, Inc. ..........     71,382          1,656,062
Crompton Corp. ................     70,000            630,000
Solutia Inc. ..................    267,876          3,755,622
                                                 ------------
                                                    9,592,912
                                                 ------------
COMMUNICATIONS--EQUIPMENT (0.8%)
Tellabs, Inc. (a)..............     84,536          1,270,576
                                                 ------------
COMPUTER SOFTWARE & SERVICES (1.3%)
Computer Sciences Corp. (a)....     40,252          1,971,543
                                                 ------------
CONSUMER PRODUCTS (0.8%)
Energizer Holdings, Inc. (a)...     63,995          1,219,105
                                                 ------------
ELECTRIC POWER COMPANIES (11.7%)
Allegheny Energy, Inc. ........     77,540          2,808,499
DTE Energy Co. ................     43,079          1,806,733
Entergy Corp. .................     21,187            828,624
FirstEnergy Corp. .............     88,988          3,112,800
Mirant Corp. (a)...............     39,873            638,765
Niagara Mohawk Holdings, Inc.
 (a)...........................    135,078          2,394,933
PG&E Corp. (a).................    160,933          3,096,351
PPL Corp. .....................     38,600          1,345,210
TXU Corp. .....................     47,448          2,237,173
                                                 ------------
                                                   18,269,088
                                                 ------------
ELECTRONICS--DEFENSE (0.9%)
Raytheon Co. ..................     44,542          1,446,279
                                                 ------------

ELECTRONICS--SEMICONDUCTORS (0.6%)
Advanced Micro Devices, Inc.
 (a)...........................     63,700          1,010,282
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
FOOD (0.8%)
Heinz (H.J.) Co. ..............     31,588       $  1,298,898
                                                 ------------

HEALTH CARE--MEDICAL PRODUCTS (5.2%)
Bausch & Lomb Inc. ............    123,371          4,646,152
Becton, Dickinson & Co. .......     72,855          2,415,143
Boston Scientific Corp. (a)....     43,826          1,057,083
                                                 ------------
                                                    8,118,378
                                                 ------------
HEAVY DUTY TRUCKS (4.3%)
Cummins, Inc. .................     37,125          1,430,798
Navistar International Corp.
 (a)...........................    133,402          5,269,379
                                                 ------------
                                                    6,700,177
                                                 ------------
HOUSEHOLD PRODUCTS (3.2%)
Clorox Co. ....................    125,819          4,976,141
                                                 ------------

HOUSEWARES (2.3%)
Fortune Brands, Inc. ..........     92,189          3,649,763
                                                 ------------

INDEPENDENT POWER PRODUCERS (0.6%)
NRG Energy, Inc. (a)...........     59,500            922,250
                                                 ------------

INSURANCE (6.8%)
Aon Corp. .....................     37,528          1,332,995
Hartford Financial Services
 Group Inc. ...................     39,147          2,459,606
Lincoln National Corp. ........     36,467          1,771,202
Phoenix Cos., Inc. (The) (a)...    275,780          5,101,930
                                                 ------------
                                                   10,665,733
                                                 ------------
INVESTMENT BANK/BROKERAGE (1.5%)
Lehman Brothers Holdings
 Inc. .........................     34,288          2,290,438
                                                 ------------

LEISURE TIME (1.1%)
Callaway Golf Co. .............     89,441          1,712,795
                                                 ------------

MACHINERY (0.9%)
Ingersoll-Rand Co. ............     32,693          1,366,894
                                                 ------------

MANUFACTURING (2.7%)
AGCO Corp. ....................    138,083          2,178,950
American Standard Cos., Inc.
 (a)...........................     30,883          2,107,147
                                                 ------------
                                                    4,286,097
                                                 ------------
OFFICE EQUIPMENT & SUPPLIES (1.3%)
Imagistics International Inc.
 (a)...........................      4,196             51,821
Pitney Bowes Inc. .............     53,611          2,016,310
                                                 ------------
                                                    2,068,131
                                                 ------------

----------
+ Percentages indicated are based on Fund net assets.


10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2001

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS SERVICES (5.5%)
Burlington Resources Inc. .....     46,000       $  1,726,840
ENSCO International Inc. ......     51,522          1,280,322
GlobalSantaFe Corp. ...........     41,956          1,196,585
Unocal Corp. ..................    119,976          4,327,534
                                                 ------------
                                                    8,531,281
                                                 ------------
OIL--INTEGRATED DOMESTIC (1.4%)
Sunoco, Inc. ..................     59,359          2,216,465
                                                 ------------
PAPER & FOREST PRODUCTS (3.6%)
International Paper Co. .......     98,690          3,982,141
Mead Corp. (The)...............     52,150          1,610,914
                                                 ------------
                                                    5,593,055
                                                 ------------
RAILROADS (1.6%)
Burlington Northern Santa Fe
 Corp. ........................     52,895          1,509,094
CSX Corp. .....................     26,661            934,468
                                                 ------------
                                                    2,443,562
                                                 ------------
REAL ESTATE INVESTMENT/MANAGEMENT (4.6%)
Developers Diversified Realty
 Corp. ........................     60,291          1,151,558
Health Care Property Investors,
 Inc. .........................     46,921          1,699,009
Healthcare Realty Trust
 Inc. .........................     67,808          1,898,624
Highwoods Properties, Inc. ....     41,963          1,088,940
Nationwide Health Properties,
 Inc. .........................     70,734          1,322,019
                                                 ------------
                                                    7,160,150
                                                 ------------
RESTAURANTS (1.7%)
TRICON Global Restaurants, Inc.
 (a)...........................     53,432          2,628,854
                                                 ------------

RETAIL (6.9%)
Albertson's, Inc. .............     43,041          1,355,361
Federated Department Stores,
 Inc. (a)......................     82,741          3,384,107
Payless ShoeSource, Inc. (a)...     19,603          1,100,708
Sears, Roebuck and Co. ........    105,476          5,024,877
                                                 ------------
                                                   10,865,053
                                                 ------------
TELECOMMUNICATIONS (1.3%)
Sprint Group...................    102,348          2,055,148
                                                 ------------
TELEPHONE (0.8%)
ALLTEL Corp. ..................     19,613          1,210,710
                                                 ------------

TRANSPORTATION (1.0%)
FedEx Corp. (a)................     30,793          1,597,541
                                                 ------------
Total Common Stocks
 (Cost $137,236,137)...........                   143,876,363
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
PREFERRED STOCKS (0.4%)
PAPER & FOREST PRODUCTS (0.2%)
International Paper Co.
 5.25%.........................      5,370       $    246,349
                                                 ------------

REAL ESTATE INVESTMENT/MANAGEMENT (0.2%)
General Growth Properties, Inc.
 7.25%, 7/15/08 (b)............     14,318            377,995
                                                 ------------
Total Preferred Stocks
 (Cost $614,367)...............                       624,344
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
LONG-TERM BONDS (0.3%)
CORPORATE BONDS (0.3%)

ELECTRIC POWER COMPANIES (0.3%)
Caithness Coso Funding Corp.
 Series B
 9.05%, due 12/15/09...........  $ 440,000            448,800
                                                 ------------
Total Long-Term Bonds
 (Cost $382,494)...............                       448,800
                                                 ------------
SHORT-TERM INVESTMENTS (8.7%)

COMMERCIAL PAPER (6.3%)
American Express Credit Corp.
 1.76%, due 1/7/02.............  3,000,000          2,999,266
Federal Home Loan Mortgage
 Corp.
 1.47%, due 1/2/02.............    920,000            920,000
General Electric Capital Corp.
 1.84%, due 1/10/02............  4,000,000          3,997,974
Halifax PLC
 1.90%, due 1/4/02.............  2,000,000          1,999,683
                                                 ------------
Total Commercial Paper
 (Cost $9,916,923).............                     9,916,923
                                                 ------------

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

                                   SHARES           VALUE
                                 ----------------------------
INVESTMENT COMPANY (2.4%)
Merrill Lynch Premier
 Institutional Fund............  3,668,486       $  3,668,486
                                                 ------------
Total Investment Company
 (Cost $3,668,486).............                     3,668,486
                                                 ------------
Total Short-Term Investments
 (Cost $13,585,409)............                    13,585,409
                                                 ------------
Total Investments
 (Cost $151,818,407) (c).......      101.4%       158,534,916(d)
Liabilities in Excess of
 Cash and Other Assets.........       (1.4)        (2,109,747)
                                 ----------      ------------
Net Assets.....................      100.0%      $156,425,169
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  PIERS--Preferred Income Equity Redeemable Stock.
(c)  The cost for federal income tax purposes is $152,202,313.
(d)  At December 31, 2001 net unrealized appreciation was
     $6,332,603, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $9,248,110 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $2,915,507.

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $151,818,407).............................................       $158,534,916
Cash........................................................              4,870
Receivables:
  Fund shares sold..........................................          1,138,741
  Dividends.................................................            221,085
                                                                   ------------
        Total assets........................................        159,899,612
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          2,550,786
  Fund shares redeemed......................................            566,668
  NYLIFE Distributors.......................................            102,480
  Manager...................................................             92,653
  Transfer agent............................................             85,015
  Custodian.................................................             12,998
  Trustees..................................................              1,200
Accrued expenses............................................             62,643
                                                                   ------------
        Total liabilities...................................          3,474,443
                                                                   ------------
Net assets..................................................       $156,425,169
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     30,208
  Class B...................................................             78,432
  Class C...................................................              7,897
Additional paid-in capital..................................        148,642,554
Accumulated undistributed net realized gain on
  investments...............................................            949,569
Net unrealized appreciation on investments..................          6,716,509
                                                                   ------------
Net assets..................................................       $156,425,169
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 40,692,493
                                                                   ============
Shares of beneficial interest outstanding...................          3,020,767
                                                                   ============
Net asset value per share outstanding.......................       $      13.47
Maximum sales charge (5.50% of offering price)..............               0.78
                                                                   ------------
Maximum offering price per share outstanding................       $      14.25
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $105,146,184
                                                                   ============
Shares of beneficial interest outstanding...................          7,843,151
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.41
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 10,586,492
                                                                   ============
Shares of beneficial interest outstanding...................            789,721
                                                                   ============
Net asset value and offering price per share outstanding....       $      13.41
                                                                   ============

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 2,522,256
  Interest..................................................      400,947
                                                              -----------
    Total income............................................    2,923,203
                                                              -----------
Expenses:
  Manager...................................................      824,062
  Distribution--Class B.....................................      551,818
  Distribution--Class C.....................................       43,487
  Transfer agent............................................      416,842
  Service--Class A..........................................       95,873
  Service--Class B..........................................      183,939
  Service--Class C..........................................       14,496
  Custodian.................................................       54,497
  Registration..............................................       47,768
  Shareholder communication.................................       45,390
  Professional..............................................       40,542
  Recordkeeping.............................................       37,882
  Amortization of organization expense......................       10,497
  Trustees..................................................        4,117
  Miscellaneous.............................................       31,089
                                                              -----------
    Total expenses..........................................    2,402,299
                                                              -----------
Net investment income.......................................      520,904
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    6,274,177
Net change in unrealized appreciation on investments........   (2,240,520)
                                                              -----------
Net realized and unrealized gain on investments.............    4,033,657
                                                              -----------
Net increase in net assets resulting from operations........  $ 4,554,561
                                                              ===========

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $   520,904    $   744,803
  Net realized gain on investments..........................    6,274,177      4,022,816
  Net change in unrealized appreciation on investments......   (2,240,520)     8,166,317
                                                              ------------   -----------
  Net increase in net assets resulting from operations......    4,554,561     12,933,936
                                                              ------------   -----------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................     (345,009)      (410,750)
    Class B.................................................     (166,447)      (334,850)
    Class C.................................................      (12,543)       (17,677)
  From net realized gain on investments:
    Class A.................................................     (550,888)    (2,309,976)
    Class B.................................................   (1,436,957)    (3,489,573)
    Class C.................................................     (142,699)      (192,400)
  In excess of net realized gain on investments:
    Class A.................................................           --       (196,379)
    Class B.................................................           --       (296,682)
    Class C.................................................           --        (16,352)
                                                              ------------   -----------
      Total dividends and distributions to shareholders.....   (2,654,543)    (7,264,639)
                                                              ------------   -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   31,563,044     12,618,762
    Class B.................................................   69,126,492     26,920,363
    Class C.................................................    9,528,951      1,926,021
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................      699,740      2,654,011
    Class B.................................................    1,394,741      3,937,838
    Class C.................................................      129,388        198,696
                                                              ------------   -----------
                                                              112,442,356     48,255,691
  Cost of shares redeemed:
    Class A.................................................  (24,755,991)    (3,497,180)
    Class B.................................................  (16,884,222)    (7,777,197)
    Class C.................................................   (2,034,483)      (284,403)
                                                              ------------   -----------
      Increase in net assets derived from capital share
       transactions.........................................   68,767,660     36,696,911
                                                              ------------   -----------
      Net increase in net assets............................   70,667,678     42,366,208
NET ASSETS:
Beginning of year...........................................   85,757,491     43,391,283
                                                              ------------   -----------
End of year.................................................  $156,425,169   $85,757,491
                                                              ============   ===========
Accumulated undistributed net investment income at end of
  year......................................................  $        --    $     2,630
                                                              ============   ===========


                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                                  ---------------------------------------------------
                                                                             Year ended                    June 1*
                                                                            December 31,                   through
                                                                  ---------------------------------      December 31,
                                                                   2001         2000         1999            1998
                                                                  -------      -------      -------      ------------
Net asset value at beginning of period......................      $ 13.14      $ 11.81      $ 10.25        $ 10.00
                                                                  -------      -------      -------        -------
Net investment income.......................................         0.12         0.21         0.22           0.07
Net realized and unrealized gain on investments.............         0.52         2.44         2.30           0.32
                                                                  -------      -------      -------        -------
Total from investment operations............................         0.64         2.65         2.52           0.39
                                                                  -------      -------      -------        -------
Less dividends and distributions:
From net investment income..................................        (0.12)       (0.21)       (0.22)         (0.07)
From net realized gain on investments.......................        (0.19)       (1.02)       (0.74)         (0.07)
In excess of net realized gain on investments...............           --        (0.09)          --             --
                                                                  -------      -------      -------        -------
Total dividends and distributions...........................        (0.31)       (1.32)       (0.96)         (0.14)
                                                                  -------      -------      -------        -------
Net asset value at end of period............................      $ 13.47      $ 13.14      $ 11.81        $ 10.25
                                                                  =======      =======      =======        =======
Total investment return (a).................................         4.88%       22.79%       25.11%          4.01%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income...................................         0.95%        1.66%        1.94%          1.20%+
    Net expenses............................................         1.53%        1.59%        1.65%          3.11%+
    Expenses (before reimbursement).........................         1.53%        1.59%        1.82%          3.11%+
Portfolio turnover rate.....................................          100%         148%         193%           270%
Net assets at end of period (in 000's)......................      $40,692      $32,782      $18,764        $10,290

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.
(b)  Less than one thousand.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      Class B                                      Class C
    -------------------------------------------   -----------------------------------------
             Year ended              June 1*             Year ended           September 1**
            December 31,             through            December 31,             through
    ----------------------------   December 31,   -------------------------   December 31,
      2001      2000      1999         1998        2001      2000     1999        1998
    --------   -------   -------   ------------   -------   ------   ------   -------------
    $  13.09   $ 11.78   $ 10.24      $10.00      $ 13.09   $11.78   $10.24      $ 9.06
    --------   -------   -------      ------      -------   ------   ------      ------
        0.03      0.12      0.15        0.04         0.03     0.12     0.15        0.04
        0.51      2.42      2.28        0.31         0.51     2.42     2.28        1.25
    --------   -------   -------      ------      -------   ------   ------      ------
        0.54      2.54      2.43        0.35         0.54     2.54     2.43        1.29
    --------   -------   -------      ------      -------   ------   ------      ------
      (0.03)    (0.12)     (0.15)      (0.04)      (0.03)   (0.12)    (0.15)      (0.04)
      (0.19)    (1.02)     (0.74)      (0.07)      (0.19)   (1.02)    (0.74)      (0.07)
          --    (0.09)        --          --           --   (0.09)       --          --
    --------   -------   -------      ------      -------   ------   ------      ------
      (0.22)    (1.23)     (0.89)      (0.11)      (0.22)   (1.23)    (0.89)      (0.11)
    --------   -------   -------      ------      -------   ------   ------      ------
    $  13.41   $ 13.09   $ 11.78      $10.24      $ 13.41   $13.09   $11.78      $10.24
    ========   =======   =======      ======      =======   ======   ======      ======
        4.17%    21.83%    24.16%       3.56%        4.17%   21.83%   24.16%      14.30%
        0.20%     0.91%     1.19%       0.45%+       0.20%    0.91%    1.19%       0.45%+
        2.28%     2.34%     2.40%       3.86%+       2.28%    2.34%    2.40%       3.86%+
        2.28%     2.34%     2.57%       3.86%+       2.28%    2.34%    2.57%       3.86%+
         100%      148%      193%        270%         100%     148%     193%        270%
    $105,146   $50,172   $23,803      $4,166      $10,586   $2,803   $  824      $   --(b)

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Income Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Income Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to realize maximum long-term total return from a combination of capital appreciation and income.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by

18
-

Notes to Financial Statements

appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (f) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations. On October 11, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,117, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                                                              19
                                                                               -

MainStay Equity Income Fund

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $465 and $1,577,323 are increases to accumulated net investment income and additional paid-in-capital, respectively. In addition, accumulated undistributed net realized gain has been decreased by $1,577,788. These book-tax differences are due primarily to income earned from Real Estate Investment Trusts and reclassification of gain on redemption in kind.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote (d), to the Portfolio of Investments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income of $427,375 and net long-term capital gain of $2,227,168, respectively. This differs from the amount shown on the Statement of Changes in Net Assets due to the book/tax differences noted above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and

20
-
assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001.) This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $824,062. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended December 31, 2001.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund

                                                                              21
                                                                               -

MainStay Equity Income Fund

pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $26,477 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $4,954, $190,510 and $2,403, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $416,842.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $2,821 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $37,882 for the year ended December 31, 2001.

22
-

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $182,453 and $120,255, respectively. Included in sales proceeds for the Fund is $13,912,764 representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                      YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31, 2001             DECEMBER 31, 2000
                                              ---------------------------   ---------------------------
                                              CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                              -------   -------   -------   -------   -------   -------
Shares sold.................................   2,381     5,212      723        983     2,139      151
Shares issued in reinvestment of dividends
  and distributions.........................      53       106       10        207       308       15
                                              ------    ------     ----      -----     -----      ---
                                               2,434     5,318      733      1,190     2,447      166
Shares redeemed.............................  (1,908)   (1,307)    (157)      (283)     (635)     (22)
                                              ------    ------     ----      -----     -----      ---
Net increase................................     526     4,011      576        907     1,812      144
                                              ======    ======     ====      =====     =====      ===

                                                                              23
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Income Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

24
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              25
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

28
-

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

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSEN11- 02/02
                                                    19

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Income Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Equity
                                                              Index Fund versus S&P 500 Index and Inflation    4
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01       8
                                                              Portfolio of Investments                         9
                                                              Financial Statements                            17
                                                              Notes to Financial Statements                   21
                                                              Report of Independent Accountants               27
                                                              Trustees and Officers                           28
                                                              The MainStay(R) Funds                           31

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay
Equity Index Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -15.27%, 5 Years 9.16%, 10 Years 11.58%

                                  [LINE GRAPH]

                                                  MAINSTAY EQUITY INDEX
                                                          FUND                  S&P 500 INDEX(1)           INFLATION (CPI)(2)
                                                  ---------------------         ----------------           ------------------
12/91                                                    9700.00                    10000.00                    10000.00
12/92                                                   10301.00                    10762.00                    10296.00
12/93                                                   11230.00                    11847.00                    10586.00
12/94                                                   11286.00                    12003.00                    10860.00
12/95                                                   15339.00                    16514.00                    11142.00
12/96                                                   18719.00                    20306.00                    11511.00
12/97                                                   24759.00                    27080.00                    11706.00
12/98                                                   31615.00                    34819.00                    11894.00
12/99                                                   37935.00                    42145.00                    12213.00
12/00                                                   34250.00                    38310.00                    12625.00
12/01                                                   29917.00                    33762.00                    12820.00

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum sales charges. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower. The graph assumes an initial investment of $10,000 and reflects the effect of the maximum 3.0% initial sales charge.

(1) "S&P 500(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. S&P does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Fund. The S&P 500 is an unmanaged index and is considered generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis
For the U.S. equity markets, 2001 was one of the most turbulent years in history. The S&P 500 Index,(1) the Dow Jones Industrial Average,(2) and the Nasdaq Composite Index(3) all posted losses for the second consecutive year, something investors hadn't seen since the energy crisis of 1973-1974.

The markets corrected sharply from the lofty valuations they had attained after a decade of bullish exuberance. Despite aggressive moves by the Federal Reserve to engineer a "soft landing," the slowing economy slipped into recession. Following the September terrorist attacks, stocks suffered further setbacks, dipping to levels not seen since 1998.

Despite increased uncertainty, however, the equity markets staged a strong comeback in the fourth quarter of 2001. Investors were encouraged by advances in the war on terrorism, improving economic indicators, and continued Federal Reserve easing. Lower interest rates spurred record mortgage refinancing, which made household debt more manageable and gave consumers more money to spend. As a result, retail sales came in ahead of expectations in the fourth quarter. Oil prices fell to their lowest levels in two and a half years, which reduced inflation concerns and improved discretionary income. Institutional investors and money managers also supported the fourth-quarter rally by moving out of low-yielding income securities into stocks they believed had reached attractive valuations.

Together, these forces resulted in impressive fourth-quarter gains. The S&P 500 Index rose 10.71%, the Dow Jones Industrial Average advanced 13.84%, and the Nasdaq Composite Index increased 30.13%, all in the last three months of 2001. Unfortunately, these improvements were not enough to overcome earlier losses.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Equity Index Fund returned -12.65% for Class A shares, excluding all sales charges. The Fund slightly underperformed the -12.48% return of the average Lipper(4) S&P 500 Index objective fund over the same period. The Fund also underperformed the -11.87% return of the S&P 500 Index over the same period. Investors should expect the Fund to lag the Index somewhat, since the Fund incurs actual expenses that a hypothetical index does not.

STRONG PERFORMERS

Taking both total returns and weightings into account, the company whose stock made the greatest positive contribution to the return of the S&P 500


-------
(1) See footnote on page 4 for more information about the S&P 500 Index.
(2) The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks, primarily industrials, but also including financial, leisure, and other service-oriented firms. An investment cannot be made directly into an index or average.
(3) The Nasdaq Composite Index is an unmanaged, market-value weighted index that measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market and includes over 5,000 companies. Each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. An investment cannot be made directly into an index.
(4) See footnote and table on page 8 for more information about Lipper Inc.

                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                            [PERFORMANCE BAR GRAPH]

                                                                            CLASS A SHARES
                                                                            --------------
12/92                                                                             6.19
12/93                                                                             9.01
12/94                                                                             0.50
12/95                                                                            35.91
12/96                                                                            22.04
12/97                                                                            32.26
12/98                                                                            27.69
12/99                                                                            19.99
12/00                                                                            -9.71
12/01                                                                           -12.65

See footnote * on page 7 for more information on performance

Index was Microsoft (+52.74%), followed by IBM (+43.00%), Bank of America (+42.73%), Dell Computer (+55.87%), and Johnson & Johnson (+14.01%).

On the basis of total return alone, the stocks of several companies had even more impressive performance. The five best-performing S&P 500 Index stocks for 2001 were NVIDIA Corp. (+308.35%), Office Depot (+160.21%), J.C. Penney (+154.65%), Best Buy (+151.94%), and AutoZone (+151.93%).

WEAK PERFORMERS

The company whose stock had the greatest negative impact on the Index, taking both weightings and total returns into account was Cisco Systems (-52.65%), followed by EMC (-79.37%), Oracle (-52.48%), Nortel Networks (-76.78%), and Merck (-35.94%). Measured by total return alone, the worst performing stocks in the S&P 500 Index over the reporting period were Providian Financial Group (-93.81%), Palm (-86.30%), Applied Micro Circuits (-84.92%), US Airways Group (-84.37%), and Corning (-83.02%).

INDEX ADJUSTMENTS

From time to time, Standard & Poor's adjusts the makeup of the Index following corporate actions, such as mergers, acquisitions, spin-offs, and similar events. In addition, Standard & Poor's may adjust the makeup of the Index to reflect its changing assessment of which businesses and industries are having a major impact on the U.S. economy. In 2001, there were 30 additions to and 30 deletions from the S&P 500 Index, considerably fewer than the record 58 additions and 58 deletions posted in 2000. Introduction of real estate investment trusts (REITs) to the Index was of particular interest in 2001. Perhaps the most notable deletion from the Index was Enron (-99.26%), which was dropped in early December 2001 after the company filed for bankruptcy and its stock price plummeted.

LOOKING AHEAD

By the end of 2001, the market was clearly anticipating an upturn in corporate profitability. It remains to be seen, however, whether this optimistic fervor will carry over into 2002. Capital investment remains sluggish, which could slow the rate of recovery--and unemployment continues to rise, which may dampen consumer spending. We believe that unless realities align with expectations, we are likely to see further turbulence.

Whatever the markets or the economy may bring, the Fund will continue to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500 Index.

Jefferson C. Boyce
Stephen B. Killian
Portfolio Managers
New York Life Investment Management LLC

MainStay Equity Index Fund was closed to new purchases as of January 1, 2002.

                                                                               7
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/01
    Class A               -12.65%       9.83%     11.92%         13.26%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/01
    Class A               -15.27%       9.16%     11.58%         12.95%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                            SINCE INCEPTION
                           1 YEAR      5 YEARS   10 YEARS   THROUGH 12/31/01
    Equity Index Fund    124 out of   55 out of  16 out of     12 out of
                         169 funds    61 funds   16 funds       12 funds
    Average Lipper S&P
    500 Index
    objective fund        -12.48%      10.18%     12.52%         13.95%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                        NAV 12/31/01         INCOME          CAPITAL GAINS
    Class A                $37.35           $0.1626             $1.1693

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain historical fee waivers and/or expense limitations, without which total return figures may have been lower.

    MainStay Equity Index Fund is offered as Class A shares only. Class A shares are sold with a maximum initial sales charge of 3.0%.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception Fund ranking and since-inception return for the average Lipper peer fund are for the period from 12/20/90 through 12/31/01.

Information on this page and the preceding pages has not been audited.

Portfolio of Investments December 31, 2001

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (95.4%)+

AEROSPACE/DEFENSE (1.1%)
Boeing Co. (The)...............      72,636       $  2,816,824
General Dynamics Corp. ........      17,433          1,388,364
Goodrich Corp. ................       8,922            237,504
Lockheed Martin Corp. .........      38,244          1,784,848
Northrop Grumman Corp. ........       9,535            961,223
Rockwell Collins, Inc. ........      16,205            315,998
Rockwell International
 Corp. ........................      16,205            289,421
United Technologies Corp. .....      40,872          2,641,557
                                                  ------------
                                                    10,435,739
                                                  ------------
AIRLINES (0.2%)
AMR Corp. (a)..................      13,115            290,760
Delta Air Lines, Inc. .........      10,788            315,657
Southwest Airlines Co. ........      66,424          1,227,515
US Airways Group, Inc. (a).....       5,906             37,444
                                                  ------------
                                                     1,871,376
                                                  ------------
ALUMINUM (0.4%)
Alcan Inc. ....................      27,731            996,375
Alcoa Inc. ....................      73,689          2,619,644
                                                  ------------
                                                     3,616,019
                                                  ------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber Co. ......       6,502            103,772
Delphi Automotive Systems
 Corp. ........................      48,589            663,726
Genuine Parts Co. .............      14,960            549,032
Goodyear Tire & Rubber Co.
 (The).........................      13,839            329,507
Visteon Corp. .................      11,560            173,862
                                                  ------------
                                                     1,819,899
                                                  ------------
AUTOMOBILES (0.5%)
Ford Motor Co. ................     157,061          2,468,999
General Motors Corp. ..........      48,203          2,342,666
                                                  ------------
                                                     4,811,665
                                                  ------------
BANKS--MAJOR REGIONAL (4.1%)
AmSouth Bancorp................      32,092            606,539
Bank of New York Co., Inc.
 (The).........................      63,636          2,596,349
Bank One Corp. ................     101,031          3,945,261
BB&T Corp. ....................      39,325          1,420,026
Comerica, Inc. ................      15,449            885,228
FifthThird Bancorp.............      50,136          3,087,375
FleetBoston Financial Corp. ...      90,619          3,307,594
Huntington Bancshares, Inc. ...      21,642            372,026
KeyCorp........................      37,086            902,673
Mellon Financial Corp. ........      40,552          1,525,566
National City Corp. ...........      52,596          1,537,907
Northern Trust Corp. ..........      19,290          1,161,644
PNC Financial Services
 Group, Inc. (The).............      24,631          1,384,262
Regions Financial Corp. .......      19,743            593,079
SouthTrust Corp. ..............      29,519            728,233
State Street Corp. ............      28,235          1,475,279
SunTrust Banks, Inc. ..........      25,090          1,573,143

                                   SHARES            VALUE
                                 -----------------------------
BANKS--MAJOR REGIONAL (CONTINUED)
Synovus Financial Corp. .......      25,175       $    630,634
Union Planters Corp. ..........      11,982            540,747
U.S. Bancorp...................     169,257          3,542,549
Wells Fargo Co. ...............     147,033          6,388,584
Zions Bancorp..................       7,967            418,905
                                                  ------------
                                                    38,623,603
                                                  ------------
BANKS--MONEY CENTER (1.9%)
Bank of America Corp. .........     136,451          8,589,591
JP Morgan Chase & Co. .........     171,138          6,220,866
Wachovia Corp. ................     117,995          3,700,323
                                                  ------------
                                                    18,510,780
                                                  ------------
BANKS--SAVINGS & LOANS (0.4%)
Charter One Financial, Inc. ...      18,791            510,175
Golden West Financial Corp. ...      13,714            807,069
Washington Mutual, Inc. .......      75,917          2,482,486
                                                  ------------
                                                     3,799,730
                                                  ------------
BEVERAGES--ALCOHOLIC (0.4%)
Anheuser-Busch Companies,
 Inc. .........................      76,708          3,467,969
Brown-Forman Corp. Class B.....       5,977            374,160
Coors (Adolph) Co. Class B.....       3,159            168,690
                                                  ------------
                                                     4,010,819
                                                  ------------
BEVERAGES--SOFT DRINKS (2.0%)
Coca-Cola Co. (The) (c)........     215,654         10,168,086
Coca-Cola Enterprises Inc. ....      38,580            730,705
Pepsi Bottling Group, Inc.
 (The).........................      24,554            577,019
PepsiCo, Inc. .................     151,710          7,386,760
                                                  ------------
                                                    18,862,570
                                                  ------------
BROADCAST/MEDIA (0.7%)
Clear Channel Communications,
 Inc. (a)......................      51,857          2,640,040
Comcast Corp. Special Class A
 (a)...........................      81,984          2,951,424
Univision Communications Inc.
 Class A (a)...................      18,171            735,199
                                                  ------------
                                                     6,326,663
                                                  ------------
BUILDING MATERIALS (0.2%)
Masco Corp. ...................      39,907            977,721
Sherwin-Williams Co. (The).....      13,598            373,945
Vulcan Materials Co. ..........       8,958            429,447
                                                  ------------
                                                     1,781,113
                                                  ------------
CHEMICALS (1.0%)
Air Products & Chemicals,
 Inc. .........................      19,796            928,630
Dow Chemical Co. (The).........      77,840          2,629,435
E.I. du Pont de Nemours &
 Co. ..........................      88,932          3,780,499
Eastman Chemical Co. ..........       6,781            264,595
Hercules, Inc. (a).............       8,940             89,400
Praxair, Inc. .................      13,966            771,622
Rohm & Haas Co. ...............      19,075            660,567
                                                  ------------
                                                     9,124,748
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

                                                                               9
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ..........       9,517       $    537,996
Englehard Corp. ...............      11,067            306,335
FMC Corp. (a)..................       2,625            156,187
Jabil Circuit Inc. (a).........      16,604            377,243
PPG Industries, Inc. ..........      14,649            757,646
                                                  ------------
                                                     2,135,407
                                                  ------------
CHEMICALS--SPECIALTY (0.0%) (b)
Great Lakes Chemical Corp. ....       4,887            118,656
Sigma-Aldrich Corp. ...........       6,721            264,875
                                                  ------------
                                                       383,531
                                                  ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (2.5%)
ADC Telecommunications, Inc.
 (a)...........................      67,548            310,721
Andrew Corp. (a)...............       7,140            156,295
Avaya Inc. (a).................      24,336            295,682
CIENA Corp. (a)................      28,340            405,545
Cisco Systems, Inc. (a)........     636,230         11,522,125
Comverse Technology, Inc.
 (a)...........................      16,059            359,240
Corning, Inc. (a)..............      79,895            712,663
JDS Uniphase Corp. (a).........     115,189          1,005,600
Lucent Technologies Inc. (a)...     296,104          1,862,494
Network Appliance, Inc. (a)....      28,688            627,407
Nortel Networks Corp. (a)......     277,209          2,079,068
QUALCOMM, Inc. (a).............      66,338          3,350,069
Scientific-Atlanta, Inc. ......      13,981            334,705
Tellabs, Inc. (a)..............      35,738            537,142
                                                  ------------
                                                    23,558,756
                                                  ------------
COMPUTER SOFTWARE & SERVICES (6.4%)
Adobe Systems Inc. ............      20,885            648,479
Autodesk, Inc. ................       4,709            175,504
Automatic Data Processing,
 Inc. .........................      53,483          3,150,149
BMC Software, Inc. (a).........      21,019            344,081
Citrix Systems, Inc. (a).......      15,670            355,082
Computer Associates
 International, Inc. ..........      49,967          1,723,362
Computer Sciences Corp. (a)....      14,718            720,888
Compuware Corp. (a)............      31,878            375,842
Concord EFS, Inc. (a)..........      43,732          1,433,535
Electronic Data Systems
 Corp. ........................      41,168          2,822,066
Equifax Inc. ..................      12,478            301,344
First Data Corp. ..............      33,097          2,596,460
Fiserv, Inc. (a)...............      16,243            687,404
Intuit Inc. (a)................      18,370            785,501
Mercury Interactive Corp.
 (a)...........................       6,933            235,583
Microsoft Corp. (a)(c).........     467,124         30,956,307
Novell, Inc. (a)...............      28,995            133,087
Oracle Corp. (a)...............     482,417          6,662,179
Parametric Technology Corp.
 (a)...........................      24,539            191,650
Paychex, Inc. .................      32,548          1,140,482
PeopleSoft, Inc. (a)...........      26,312          1,057,742
Sabre Holdings Corp. (a).......      11,394            482,536
Sapient Corp. (a)..............      10,258             79,192

                                   SHARES            VALUE
                                 -----------------------------
COMPUTER SOFTWARE & SERVICES (CONTINUED)
Siebel Systems, Inc. (a).......      40,143       $  1,123,201
VERITAS Software Corp. (a).....      34,379          1,540,867
Yahoo! Inc. (a)................      49,433            876,941
                                                  ------------
                                                    60,599,464
                                                  ------------
COMPUTER SYSTEMS (3.9%)
Apple Computer, Inc. (a).......      30,243            662,322
Compaq Computer Corp. .........     147,179          1,436,467
Dell Computer Corp. (a)........     226,390          6,153,280
EMC Corp. (a)..................     191,407          2,572,510
Gateway Inc. (a)...............      28,147            226,302
Hewlett-Packard Co. ...........     168,429          3,459,532
International Business Machines
 Corp. ........................     149,377         18,068,642
Lexmark International, Inc.
 (a)...........................      11,100            654,900
NCR Corp. (a)..................       8,399            309,587
Palm, Inc. (a).................      49,197            190,884
Sun Microsystems, Inc. (a).....     282,006          3,479,954
Unisys Corp. (a)...............      27,103            339,872
                                                  ------------
                                                    37,554,252
                                                  ------------
CONGLOMERATES (0.1%)
Textron, Inc. .................      12,193            505,522
                                                  ------------

CONTAINERS--METAL & GLASS (0.0%) (b)
Ball Corp. ....................       2,589            183,042
                                                  ------------

CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ...............       4,778            234,982
Pactiv Corp. (a)...............      14,984            265,966
Temple-Inland, Inc. ...........       4,319            245,017
                                                  ------------
                                                       745,965
                                                  ------------
COSMETICS/PERSONAL CARE (0.5%)
Alberto-Culver Co. Class B.....       4,878            218,242
Avon Products, Inc. ...........      20,537            954,970
Gillette Co. (The).............      91,469          3,055,065
International Flavors &
 Fragrances Inc. ..............       8,345            247,930
                                                  ------------
                                                     4,476,207
                                                  ------------
ELECTRIC POWER COMPANIES (2.2%)
Allegheny Energy, Inc. ........      10,628            384,946
Ameren Corp. ..................      12,023            508,573
American Electric Power Co.,
 Inc. .........................      28,185          1,226,893
Cinergy Corp. .................      14,076            470,561
CMS Energy Corp. ..............      11,399            273,918
Consolidated Edison, Inc. .....      18,589            750,252
Constellation Energy Group,
 Inc. .........................      14,148            375,629
Dominion Resources, Inc. ......      22,814          1,371,164
DTE Energy Co. ................      14,320            600,581
Duke Energy Corp. .............      66,904          2,626,651
Edison International Inc.
 (a)...........................      29,176            440,557
Entergy Corp. .................      19,140            748,565
Exelon Corp. ..................      27,715          1,326,994

10
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC POWER COMPANIES (CONTINUED)
FirstEnergy Corp. .............      25,843       $    903,988
FPL Group, Inc. ...............      15,267            861,059
Mirant Corp. (a)...............      34,733            556,423
Niagara Mohawk Holdings, Inc.
 (a)...........................      13,863            245,791
PG&E Corp. (a).................      34,190            657,816
Pinnacle West Capital Corp. ...       7,409            310,067
PPL Corp. .....................      12,634            440,295
Progress Energy Inc. ..........      18,749            844,267
Public Service Enterprise
 Group, Inc. ..................      17,968            758,070
Reliant Energy, Inc. ..........      25,689            681,272
Southern Co. (The).............      60,340          1,529,619
TECO Energy Inc. ..............      11,736            307,953
TXU Corp. .....................      22,951          1,082,140
Xcel Energy Inc. ..............      29,681            823,351
                                                  ------------
                                                    21,107,395
                                                  ------------
ELECTRICAL EQUIPMENT (4.2%)
American Power Conversion Corp.
 (a)...........................      16,976            245,473
Cooper Industries, Inc. .......       8,285            289,312
Emerson Electric Co. ..........      37,149          2,121,208
General Electric Co. (c).......     861,103         34,513,008
Grainger (W.W.), Inc. .........       8,195            393,360
Molex, Inc. ...................      17,072            528,378
Power-One, Inc. (a)............       6,387             66,489
Sanmina Corp. (a)..............      44,943            894,366
Solectron Corp. (a)............      69,594            785,020
Symbol Technologies, Inc. .....      19,078            302,959
Thomas & Betts Corp. (a).......       5,115            108,182
                                                  ------------
                                                    40,247,755
                                                  ------------
ELECTRONICS--DEFENSE (0.1%)
Raytheon Co. ..................      33,930          1,101,707
                                                  ------------

ELECTRONICS--INSTRUMENTATION (0.2%)
Agilent Technologies, Inc.
 (a)...........................      39,577          1,128,340
PerkinElmer, Inc. .............      10,566            370,021
Tektronix, Inc. (a)............       8,352            215,315
                                                  ------------
                                                     1,713,676
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (4.4%)
Advanced Micro Devices, Inc.
 (a)...........................      29,824            473,009
Altera Corp. (a)...............      33,463            710,085
Analog Devices, Inc. (a).......      30,944          1,373,604
Applied Materials, Inc. (a)....      70,507          2,827,331
Applied Micro Circuits Corp.
 (a)...........................      25,648            290,335
Broadcom Corp. Class A (a).....      22,549            924,058
Conexant Systems, Inc. (a).....      21,135            303,499
Intel Corp. ...................     581,961         18,302,674
KLA-Tencor Corp. (a)...........      16,391            812,338
Linear Technology Corp. .......      27,135          1,059,350
LSI Logic Corp. (a)............      31,298            493,882
Maxim Integrated Products, Inc.
 (a)...........................      27,999          1,470,228
Micron Technology, Inc. (a)....      51,668          1,601,708

                                   SHARES            VALUE
                                 -----------------------------
ELECTRONICS--SEMICONDUCTORS (CONTINUED)
Motorola, Inc. ................     193,068       $  2,899,881
National Semiconductor Corp.
 (a)...........................      14,927            459,602
Novellus Systems, Inc. (a).....      12,286            484,683
NVIDIA Corp. (a)...............      12,500            836,250
PMC-Sierra, Inc. (a)...........      14,212            302,147
QLogic Corp. (a)...............       7,983            355,323
Teradyne, Inc. (a).............      15,674            472,414
Texas Instruments, Inc. .......     150,558          4,215,624
Vitesse Semiconductor Corp.
 (a)...........................      15,567            193,965
Xilinx, Inc. (a)...............      28,808          1,124,952
                                                  ------------
                                                    41,986,942
                                                  ------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. (a)................       6,680            249,832
                                                  ------------

ENTERTAINMENT (2.4%)
AOL Time Warner, Inc. (a)......     384,230         12,333,783
Viacom, Inc. Class B (a).......     153,837          6,791,903
Walt Disney Co. (The)..........     176,861          3,664,560
                                                  ------------
                                                    22,790,246
                                                  ------------
FINANCIAL--MISCELLANEOUS (5.7%)
AFLAC Inc. ....................      45,570          1,119,199
Ambac Financial Group, Inc. ...       9,173            530,750
American Express Co. ..........     115,699          4,129,297
Citigroup Inc. ................     446,262         22,527,306
Fannie Mae.....................      86,735          6,895,432
Franklin Resources, Inc. ......      23,021            811,951
Freddie Mac....................      60,305          3,943,947
John Hancock Financial
 Services, Inc. ...............      25,891          1,069,298
MBIA Inc. .....................      12,949            694,455
MBNA Corp. ....................      73,893          2,601,034
MetLife, Inc. (a)..............      62,830          1,990,454
Moody's Corp. .................      13,615            542,694
Morgan Stanley Dean Witter &
 Co. ..........................      95,123          5,321,181
Stilwell Financial, Inc. ......      19,643            534,682
T. Rowe Price Group, Inc. .....      10,553            366,506
USA Education Inc. ............      13,638          1,145,865
                                                  ------------
                                                    54,224,051
                                                  ------------
FOOD (1.3%)
Campbell Soup Co. .............      35,388          1,057,040
ConAgra Foods, Inc. ...........      46,754          1,111,343
General Mills, Inc. ...........      31,541          1,640,447
Heinz (H.J.) Co. ..............      30,333          1,247,293
Hershey Foods Corp. ...........      11,763            796,355
Kellogg Co. ...................      35,159          1,058,286
Sara Lee Corp. ................      68,161          1,515,219
Unilever N.V. ADR (d)..........      49,602          2,857,571
Wm. Wrigley Jr. Co. ...........      19,621          1,007,931
                                                  ------------
                                                    12,291,485
                                                  ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.6%)
AmerisourceBergen Corp. (a)....       8,897            565,404
Cardinal Health, Inc. .........      39,150          2,531,439
McKesson Corp. ................      24,934            932,532

                                                                              11
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
FOOD & HEALTH CARE DISTRIBUTORS (CONTINUED)
SUPERVALU, Inc. ...............      11,528       $    254,999
SYSCO Corp. ...................      58,384          1,530,829
                                                  ------------
                                                     5,815,203
                                                  ------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ............      47,203            752,902
Newmont Mining Corp. ..........      16,702            319,175
Placer Dome, Inc. .............      29,132            317,830
                                                  ------------
                                                     1,389,907
                                                  ------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp. (The).....       7,050            265,997
Snap-on Inc. ..................       5,224            175,840
Stanley Works (The)............       7,748            360,824
                                                  ------------
                                                       802,661
                                                  ------------
HEALTH CARE--DIVERSIFIED (4.2%)
Abbott Laboratories............     134,610          7,504,508
Allergan, Inc. ................      11,323            849,791
American Home Products
 Corp. ........................     114,468          7,023,756
Bristol-Myers Squibb Co. ......     167,833          8,559,483
Johnson & Johnson..............     266,070         15,724,737
                                                  ------------
                                                    39,662,275
                                                  ------------
HEALTH CARE--DRUGS (5.5%)
Forest Laboratories, Inc.
 (a)...........................      15,223          1,247,525
King Pharmaceuticals, Inc.
 (a)...........................      21,230            894,420
Lilly (Eli) & Co. .............      97,472          7,655,451
Merck & Co., Inc. .............     197,287         11,600,476
Pfizer, Inc. ..................     545,307         21,730,484
Pharmacia Corp. ...............     111,805          4,768,483
Schering-Plough Corp. .........     126,961          4,546,473
Watson Pharmaceuticals, Inc.
 (a)...........................       8,925            280,156
                                                  ------------
                                                    52,723,468
                                                  ------------
HEALTH CARE--HMOS (0.3%)
Aetna Inc. ....................      12,503            412,474
Humana, Inc. (a)...............      14,792            174,398
UnitedHealth Group Inc. (a)....      27,059          1,914,965
Wellpoint Health Networks Inc.
 (a)...........................       5,511            643,960
                                                  ------------
                                                     3,145,797
                                                  ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.4%)
HCA Inc. ......................      44,722          1,723,586
Health Management Associates,
 Inc. Class A (a)..............      21,797            401,065
Tenet Healthcare Corp. (a).....      28,075          1,648,564
                                                  ------------
                                                     3,773,215
                                                  ------------
HEALTH CARE--MEDICAL PRODUCTS (1.6%)
Applera Corp.--Applied
 Biosystems Group..............      18,329            719,780
Bard (C.R.), Inc. .............       4,429            285,670
Bausch & Lomb Inc. ............       4,692            176,701
Baxter International Inc. .....      51,401          2,756,635

                                   SHARES            VALUE
                                 -----------------------------
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Becton, Dickinson & Co. .......      22,331       $    740,273
Biomet, Inc. (a)...............      23,241            718,147
Boston Scientific Corp. (a)....      34,783            838,966
Guidant Corp. (a)..............      26,395          1,314,471
Medtronic, Inc. ...............     104,993          5,376,691
St. Jude Medical, Inc. (a).....       7,532            584,860
Stryker Corp. .................      16,965            990,247
Zimmer Holdings, Inc. (a)......      16,855            514,752
                                                  ------------
                                                    15,017,193
                                                  ------------
HEALTH CARE--MISCELLANEOUS (1.1%)
Amgen Inc. (a).................      90,473          5,106,296
Biogen, Inc. (a)...............      12,911            740,446
Chiron Corp. (a)...............      16,513            723,930
Genzyme Corp. (a)..............      18,400          1,101,424
HEALTHSOUTH Corp. (a)..........      34,162            506,281
Immunex Corp. (a)..............      47,237          1,308,937
Manor Care, Inc. (a)...........       9,081            215,311
MedImmune, Inc. (a)............      18,418            853,674
Quintiles Transnational Corp.
 (a)...........................      10,316            165,881
                                                  ------------
                                                    10,722,180
                                                  ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Inc. ..................       3,805            146,645
Dana Corp. ....................      13,401            186,006
Eaton Corp. ...................       6,086            452,859
Navistar International Corp.
 (a)...........................       5,500            217,250
PACCAR Inc. ...................       6,695            439,326
                                                  ------------
                                                     1,442,086
                                                  ------------
HOMEBUILDING (0.1%)
Centex Corp. ..................       5,309            303,091
KB Home........................       4,405            176,640
Pulte Homes, Inc. .............       5,128            229,068
                                                  ------------
                                                       708,799
                                                  ------------
HOTEL/MOTEL (0.4%)
Carnival Corp. ................      50,851          1,427,896
Harrah's Entertainment, Inc.
 (a)...........................       9,711            359,404
Hilton Hotels Corp. ...........      32,213            351,772
Marriott International, Inc.
 Class A.......................      20,977            852,715
Starwood Hotels & Resorts
 Worldwide, Inc. ..............      16,949            505,928
                                                  ------------
                                                     3,497,715
                                                  ------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Leggett & Platt, Inc. .........      17,464            401,672
Maytag Corp. ..................       6,858            212,804
Whirlpool Corp. ...............       5,821            426,854
                                                  ------------
                                                     1,041,330
                                                  ------------
HOUSEHOLD PRODUCTS (1.6%)
Clorox Co. (The)...............      20,169            797,684
Colgate-Palmolive Co. .........      47,816          2,761,374
Kimberly-Clark Corp. ..........      45,586          2,726,043
Procter & Gamble Co. (The).....     112,387          8,893,183
                                                  ------------
                                                    15,178,284
                                                  ------------

12
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
HOUSEWARES (0.1%)
Fortune Brands, Inc. ..........      13,234       $    523,934
Newell Rubbermaid, Inc. .......      23,300            642,381
Tupperware Corp. ..............       5,163             99,388
                                                  ------------
                                                     1,265,703
                                                  ------------
INSURANCE BROKERS (0.4%)
Aon Corp. .....................      23,384            830,600
Marsh & McLennan Cos., Inc. ...      23,917          2,569,881
                                                  ------------
                                                     3,400,481
                                                  ------------
INSURANCE--LIFE & HEALTH (0.3%)
Conseco, Inc. (a)..............      28,796            128,430
Jefferson-Pilot Corp. .........      13,026            602,713
Lincoln National Corp. ........      16,261            789,797
Torchmark Corp. ...............      10,889            428,264
UNUMProvident Corp. ...........      21,295            564,531
                                                  ------------
                                                     2,513,735
                                                  ------------
INSURANCE--MULTI-LINE (2.1%)
American International Group,
 Inc. .........................     226,715         18,001,171
CIGNA Corp. ...................      12,528          1,160,719
Hartford Financial Services
 Group, Inc. (The).............      21,302          1,338,405
                                                  ------------
                                                    20,500,295
                                                  ------------
INSURANCE--PROPERTY & CASUALTY (0.9%)
Allstate Corp. (The)...........      61,833          2,083,772
Chubb Corp. (The)..............      14,777          1,019,613
Cincinnati Financial Corp. ....      14,287            545,049
Loews Corp. ...................      16,641            921,579
MGIC Investment Corp. .........       9,374            578,563
Progressive Corp. (The)........       6,336            945,965
SAFECO Corp. ..................      11,282            351,434
St. Paul Cos., Inc. (The)......      17,948            789,173
XL Capital Ltd. Class A........      11,580          1,057,949
                                                  ------------
                                                     8,293,097
                                                  ------------
INVESTMENT BANK/BROKERAGE (0.8%)
Bear Stearns Cos., Inc.
 (The).........................       8,130            476,743
Charles Schwab Corp. (The).....     118,537          1,833,767
Lehman Brothers Holdings
 Inc. .........................      20,718          1,383,963
Merrill Lynch & Co., Inc. .....      73,430          3,827,172
                                                  ------------
                                                     7,521,645
                                                  ------------
LEISURE TIME (0.2%)
Brunswick Corp. ...............       7,772            169,118
Harley-Davidson, Inc. .........      26,367          1,431,992
                                                  ------------
                                                     1,601,110
                                                  ------------
MACHINERY--DIVERSIFIED (0.4%)
Caterpillar Inc. ..............      29,888          1,561,648
Deere & Co. ...................      20,417            891,406
Ingersoll-Rand Co. ............      14,577            609,465
Thermo Electron Corp. (a)......      15,629            372,908
                                                  ------------
                                                     3,435,427
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
MANUFACTURING--DIVERSIFIED (1.9%)
Crane Co. .....................       5,358       $    137,379
Danaher Corp. .................      12,382            746,758
Dover Corp. ...................      17,884            662,960
Honeywell International,
 Inc. .........................      70,153          2,372,574
Illinois Tool Works, Inc. .....      26,357          1,784,896
ITT Industries, Inc. ..........       7,769            392,335
Johnson Controls, Inc. ........       7,532            608,209
Millipore Corp. ...............       3,970            240,979
Pall Corp. ....................      10,919            262,711
Parker-Hannifin Corp. .........      10,099            463,645
Sealed Air Corp. (a)...........       7,429            303,252
Tyco International Ltd. .......     173,043         10,192,233
                                                  ------------
                                                    18,167,931
                                                  ------------
METALS--MINING (0.1%)
Freeport-McMoRan Copper & Gold,
 Inc. Class B (a)..............      12,454            166,759
Inco Ltd. (a)..................      16,066            272,158
Phelps Dodge Corp. (a).........       6,949            225,148
                                                  ------------
                                                       664,065
                                                  ------------
MISCELLANEOUS (0.8%)
AES Corp. (The) (a)............      46,141            754,405
American Greetings Corp. Class
 A.............................       5,736             79,042
Archer-Daniels-Midland Co. ....      57,529            825,541
Calpine Corp. (a)..............      25,863            434,240
Cintas Corp. ..................      14,695            711,091
International Game Technology
 (a)...........................       7,626            520,856
Minnesota Mining &
 Manufacturing Co. ............      34,002          4,019,377
TRW, Inc. .....................      10,627            393,624
                                                  ------------
                                                     7,738,176
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.6%)
Dynegy Inc. Class A............      30,449            776,450
El Paso Corp. .................      44,045          1,964,847
KeySpan Corp. .................      11,721            406,133
Kinder Morgan, Inc. ...........       9,708            540,639
NICOR, Inc. ...................       4,096            170,557
NiSource Inc. .................      17,856            411,759
Peoples Energy Corp. ..........       3,147            119,366
Sempra Energy..................      18,066            443,520
Williams Cos., Inc. (The)......      44,536          1,136,559
                                                  ------------
                                                     5,969,830
                                                  ------------
OFFICE EQUIPMENT & SUPPLIES (0.1%)
Pitney Bowes Inc. .............      21,425            805,794
Xerox Corp. (a)................      62,491            651,156
                                                  ------------
                                                     1,456,950
                                                  ------------
OIL & GAS DRILLING (0.0%) (B)
Rowan Cos., Inc. (a)...........       8,183            158,505
                                                  ------------

OIL & GAS--EXPLORATION & PRODUCTION (0.5%)
Anadarko Petroleum Corp. ......      21,590          1,227,391
Apache Corp. ..................      11,744            585,771

                                                                              13
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
OIL & GAS--EXPLORATION & PRODUCTION (CONTINUED)
Burlington Resources Inc. .....      17,464       $    655,599
Devon Energy Corp. ............      11,089            428,590
EOG Resources, Inc. ...........      10,194            398,687
Kerr-McGee Corp. ..............       8,648            473,910
Unocal Corp. ..................      21,538            776,876
                                                  ------------
                                                     4,546,824
                                                  ------------
OIL & WELL--EQUIPMENT & SERVICES (0.6%)
Baker Hughes Inc. .............      28,926          1,054,931
Halliburton Co. ...............      37,098            485,984
McDermott International,
 Inc. .........................       5,276             64,737
Nabors Industries, Inc. (a)....      12,754            437,845
Noble Drilling Corp. (a).......      11,451            389,792
Schlumberger Ltd. .............      49,731          2,732,718
Transocean Sedco Forex Inc. ...      27,555            931,910
                                                  ------------
                                                     6,097,917
                                                  ------------
OIL--INTEGRATED DOMESTIC (0.6%)
Amerada Hess Corp. ............       7,777            486,062
Ashland Inc. ..................       6,287            289,705
Conoco Inc. ...................      54,202          1,533,917
Occidental Petroleum Corp. ....      32,095            851,480
Phillips Petroleum Co. ........      32,888          1,981,831
Sunoco, Inc. ..................       7,235            270,155
USX-Marathon Group.............      26,791            803,730
                                                  ------------
                                                     6,216,880
                                                  ------------
OIL--INTEGRATED INTERNATIONAL (4.3%)
ChevronTexaco Corp. ...........      92,549          8,293,316
Exxon Mobil Corp. .............     593,336         23,318,105
Royal Dutch Petroleum Co. ADR
 (d)...........................     184,257          9,032,278
                                                  ------------
                                                    40,643,699
                                                  ------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. ...........       4,929            167,635
Georgia-Pacific Group..........      19,679            543,337
International Paper Co. .......      41,894          1,690,423
Louisiana-Pacific Corp. (a)....       9,218             77,800
Mead Corp. (The)...............       9,157            282,860
Westvaco Corp. ................       8,957            254,827
Weyerhaeuser Co. ..............      18,643          1,008,213
Willamette Industries, Inc. ...       9,599            500,300
                                                  ------------
                                                     4,525,395
                                                  ------------
PERSONAL LOANS (0.4%)
Capital One Financial Corp. ...      18,609          1,003,956
Countrywide Credit Industries,
 Inc. .........................      10,631            435,552
Household International,
 Inc. .........................      39,659          2,297,842
Providian Financial Corp. .....      25,066             88,984
                                                  ------------
                                                     3,826,334
                                                  ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. .............      25,145            740,017
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.
 (a)...........................      16,668       $    234,352
Waste Management, Inc. ........      54,306          1,732,905
                                                  ------------
                                                     1,967,257
                                                  ------------
PUBLISHING (0.1%)
McGraw-Hill Cos. Inc. (The)....      16,746          1,021,171
Meredith Corp. ................       4,528            161,423
                                                  ------------
                                                     1,182,594
                                                  ------------
PUBLISHING--NEWSPAPERS (0.4%)
Dow Jones & Co., Inc. .........       7,378            403,798
Gannett Co., Inc. .............      22,887          1,538,693
Knight-Ridder, Inc. ...........       7,325            475,612
New York Times Co. (The) Class
 A.............................      13,189            570,424
Tribune Co. ...................      25,828            966,742
                                                  ------------
                                                     3,955,269
                                                  ------------
RAILROADS (0.4%)
Burlington Northern Santa Fe
 Corp. ........................      33,508            955,983
CSX Corp. .....................      18,570            650,879
Norfolk Southern Corp. ........      33,869            620,819
Union Pacific Corp. ...........      21,521          1,226,697
                                                  ------------
                                                     3,454,378
                                                  ------------
REAL ESTATE INVESTMENT/MANAGEMENT (0.2%)
Equity Office Properties
 Trust.........................      35,908          1,080,113
Equity Residential Properties
 Trust.........................      23,500            674,685
                                                  ------------
                                                     1,754,798
                                                  ------------
RESTAURANTS (0.5%)
Darden Restaurants, Inc. ......      10,252            362,921
McDonald's Corp. ..............     111,983          2,964,190
Starbucks Corp. (a)............      32,265            614,648
Tricon Global Restaurants, Inc.
 (a)...........................      12,830            631,236
Wendy's International, Inc. ...       9,058            264,222
                                                  ------------
                                                     4,837,217
                                                  ------------
RETAIL STORES--APPAREL (0.3%)
Gap, Inc. (The)................      74,204          1,034,404
Limited, Inc. (The)............      37,039            545,214
TJX Cos., Inc. (The)...........      23,666            943,327
                                                  ------------
                                                     2,522,945
                                                  ------------
RETAIL STORES--DEPARTMENT (0.5%)
Dillard's, Inc. Class A........       8,388            134,208
Federated Department Stores,
 Inc. (a)......................      16,743            684,789
Kohl's Corp. (a)...............      29,096          2,049,522
May Department Stores Co.
 (The).........................      26,113            965,659
Nordstrom, Inc. ...............      11,913            241,000
Penney (J.C.) Co., Inc. .......      23,037            619,695
                                                  ------------
                                                     4,694,873
                                                  ------------
RETAIL STORES--DRUGS (0.3%)
Walgreen Co. ..................      88,309          2,972,481
                                                  ------------

RETAIL STORES--FOOD (0.5%)
Albertson's, Inc. .............      35,165          1,107,346

14
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
RETAIL STORES--FOOD (CONTINUED)
Kroger Co. (The) (a)...........      70,146       $  1,463,947
Safeway, Inc. (a)..............      43,538          1,817,711
Winn-Dixie Stores, Inc. .......      12,840            182,970
                                                  ------------
                                                     4,571,974
                                                  ------------
RETAIL STORES--GENERAL MERCHANDISE (2.8%)
Kmart Corp. (a)................      42,574            232,454
Sears, Roebuck & Co. ..........      28,031          1,335,397
Target Corp. ..................      78,289          3,213,764
Wal-Mart Stores, Inc. .........     386,575         22,247,391
                                                  ------------
                                                    27,029,006
                                                  ------------
RETAIL STORES--SPECIALTY (2.4%)
AutoZone, Inc. (a).............       9,310            668,458
Bed Bath & Beyond Inc. (a).....      24,612            834,347
Best Buy Co., Inc. (a).........      18,250          1,359,260
Big Lots Inc. (a)..............       9,794            101,857
Circuit City Stores, Inc. .....      17,997            467,022
Costco Wholesale Corp. (a).....      39,059          1,733,438
CVS Corp. .....................      34,251          1,013,830
Dollar General Corp. ..........      29,197            435,035
Family Dollar Stores, Inc. ....      14,856            445,383
Home Depot, Inc. (The).........     203,280         10,369,313
Lowe's Cos., Inc. .............      67,131          3,115,550
Office Depot, Inc. (a).........      25,787            478,091
RadioShack Corp. ..............      15,507            466,761
Staples, Inc. (a)..............      39,752            743,362
Tiffany & Co. .................      12,939            407,190
Toys "R" Us, Inc. (a)..........      17,178            356,272
                                                  ------------
                                                    22,995,169
                                                  ------------
SHOES (0.1%)
NIKE, Inc. Class B.............      23,300          1,310,392
Reebok International Ltd.
 (a)...........................       4,960            131,440
                                                  ------------
                                                     1,441,832
                                                  ------------
SPECIALIZED SERVICES (0.7%)
Block (H&R), Inc. .............      15,975            714,082
Cendant Corp. (a)..............      85,166          1,670,105
Convergys Corp. (a)............      14,929            559,688
Ecolab Inc. ...................      11,031            443,998
IMS Health, Inc. ..............      25,560            498,676
Interpublic Group of Cos., Inc.
 (The).........................      32,477            959,370
Omnicom Group Inc. ............      16,016          1,431,030
Robert Half International Inc.
 (a)...........................      15,531            414,678
TMP Worldwide Inc. (a).........       9,271            397,726
                                                  ------------
                                                     7,089,353
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ..................       5,772       $    240,000
Donnelley (R.R.) & Sons Co. ...       9,940            295,118
                                                  ------------
                                                       535,118
                                                  ------------
STEEL (0.1%)
Allegheny Technologies,
 Inc. .........................       7,333            122,828
Nucor Corp. ...................       6,738            356,844
USX--U.S. Steel Group..........       7,796            141,186
Worthington Industries,
 Inc. .........................       7,602            107,948
                                                  ------------
                                                       728,806
                                                  ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.8%)
AT&T Corp. ....................     306,880          5,566,803
AT&T Wireless Services Inc.
 (a)...........................     219,430          3,153,209
Nextel Communications, Inc.
 Class A (a)...................      69,203            758,465
Sprint Corp. (FON Group).......      76,753          1,541,200
Sprint Corp. (PCS Group) (a)...      85,519          2,087,519
WorldCom, Inc.- WorldCom Group
 (a)...........................     255,843          3,602,270
                                                  ------------
                                                    16,709,466
                                                  ------------
TELEPHONE (3.5%)
ALLTEL Corp. ..................      27,140          1,675,352
BellSouth Corp. ...............     162,469          6,198,192
CenturyTel, Inc. ..............      12,281            402,817
Citizens Communications Co.
 (a)...........................      22,967            244,828
Qwest Communications
 International, Inc. ..........     144,101          2,036,147
SBC Communications Inc. .......     292,028         11,438,737
Verizon Communications Inc. ...     235,432         11,173,603
                                                  ------------
                                                    33,169,676
                                                  ------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Jones Apparel Group Inc. (a)...      10,500            348,285
Liz Claiborne, Inc. ...........       4,795            238,551
V.F. Corp. ....................       9,625            375,471
                                                  ------------
                                                       962,307
                                                  ------------
TOBACCO (1.0%)
Philip Morris Cos., Inc. ......     187,963          8,618,104
UST Inc. ......................      14,398            503,930
                                                  ------------
                                                     9,122,034
                                                  ------------
TOYS (0.1%)
Hasbro, Inc. ..................      15,046            244,197
Mattel, Inc. ..................      37,140            638,808
                                                  ------------
                                                       883,005
                                                  ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FedEx Corp. (a)................      25,875          1,342,395

                                                                              15
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Equity Index Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
TRANSPORTATION--MISCELLANEOUS (CONTINUED)
Ryder System, Inc. ............       5,302       $    117,439
                                                  ------------
                                                     1,459,834
                                                  ------------
Total Common Stocks
 (Cost $842,637,352)...........                    907,693,480(e)
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
SHORT-TERM INVESTMENTS (4.1%)

COMMERCIAL PAPER (1.5%)
Ford Motor Credit Co.
 2.57%, due 2/11/02 (c)........  $12,100,000        12,064,583
General Motors Acceptance Corp.
 2.89%, due 1/3/02 (c).........   2,500,000          2,499,599
                                                  ------------
Total Commercial Paper
 (Cost $14,564,182)............                     14,564,182
                                                  ------------

U.S. GOVERNMENT (2.6%)
United States Treasury Bills
 2.24%, due 1/10/02-1/17/02
 (c)...........................  25,000,000         24,987,698
                                                  ------------
Total U.S. Government
 (Cost $24,987,698)............                     24,987,698
                                                  ------------
Total Short-Term Investments
 (Cost $39,551,880)............                     39,551,880
                                                  ------------
Total Investments
 (Cost $882,189,232) (f).......        99.5%       947,245,360(g)
Cash and Other Assets,
 Less Liabilities..............         0.5          4,417,048
                                 -----------      ------------
Net Assets.....................       100.0%      $951,662,408
                                 ===========      ============

                         CONTRACTS      UNREALIZED
                           LONG      DEPRECIATION(H)
                         ----------------------------
FUTURES CONTRACTS (-0.1%)

Standard & Poor's 500
 Index
 March 2002............     135         $(142,220)
 Mini March 2002.......       4            (1,751)
                                        ---------
Total Futures Contracts
 (Settlement Value
 $39,015,340) (e)......                 $(143,971)
                                        =========

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated as collateral for futures contracts.
(d)  ADR--American Depositary Receipt.
(e)  The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts
     represents approximately 99.5% of net assets.
(f)  The cost for federal income tax purposes is $883,098,103.
(g)  At December 31, 2001 net unrealized appreciation was
     $64,147,257 based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $191,571,260 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $127,424,003.
(h)  Represents the difference between the value of the
     contracts at the time they were opened and the value at
     December 31, 2001.

16
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $882,189,232).............................................       $947,245,360
Receivables:
  Fund shares sold..........................................         10,903,002
  Investment securities sold................................          3,342,590
  Dividends and interest....................................            917,020
                                                                   ------------
        Total assets........................................        962,407,972
                                                                   ------------
LIABILITIES:
Payables:
  Fund shares redeemed......................................          5,822,881
  Investment securities purchased...........................          3,532,514
  Manager...................................................            411,474
  Variation margin payable on futures contracts.............            340,810
  Transfer agent............................................            259,860
  NYLIFE Distributors.......................................            200,592
  Custodian.................................................             20,084
  Trustees..................................................              8,585
Accrued expenses............................................            148,764
                                                                   ------------
        Total liabilities...................................         10,745,564
                                                                   ------------
Net assets..................................................       $951,662,408
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01
  per share) unlimited number of shares authorized..........       $    254,815
Additional paid-in capital..................................        864,337,786
Accumulated undistributed net investment income.............             33,913
Accumulated undistributed net realized gains:
  Gains taxed as ordinary income............................            485,206
  Gains taxed at long-term rates............................         21,638,531
Net unrealized appreciation on investments and futures
  transactions..............................................         64,912,157
                                                                   ------------
Net assets applicable to outstanding shares.................       $951,662,408
                                                                   ============
Shares of beneficial interest outstanding...................         25,481,495
                                                                   ============
Net asset value per share outstanding.......................       $      37.35
Maximum sales charge (3.00% of offering price)..............               1.16
                                                                   ------------
Maximum offering price per share outstanding................       $      38.51
                                                                   ============

                                                                              17
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  13,150,510
  Interest..................................................        603,489
                                                              -------------
    Total income............................................     13,753,999
                                                              -------------
Expenses:
  Manager...................................................      5,093,338
  Distribution..............................................      2,546,669
  Transfer agent............................................      1,548,301
  Shareholder communication.................................        211,473
  Recordkeeping.............................................        128,534
  Custodian.................................................        104,863
  Professional..............................................         96,286
  Trustees..................................................         32,662
  Registration..............................................         11,109
  Miscellaneous.............................................         73,091
                                                              -------------
    Total expenses..........................................      9,846,326
                                                              -------------
Net investment income.......................................      3,907,673
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from:
  Security transactions.....................................     37,147,365
  Futures transactions......................................     (4,217,211)
                                                              -------------
Net realized gain on investments............................     32,930,154
                                                              -------------
Net change in unrealized appreciation on investments:
  Security transactions.....................................   (184,107,896)
  Futures transactions......................................        165,324
                                                              -------------
Net unrealized loss on investments..........................   (183,942,572)
                                                              -------------
Net realized and unrealized loss on investments.............   (151,012,418)
                                                              -------------
Net decrease in net assets resulting from operations........  $(147,104,745)
                                                              =============

-------
(a) Dividends recorded net of foreign withholding taxes of $59,202.

18
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2001             2000
                                                              --------------   --------------
DECREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    3,907,673   $    3,154,413
  Net realized gain on investments..........................      32,930,154       55,332,236
  Net change in unrealized appreciation on investments and
    futures transactions....................................    (183,942,572)    (181,579,221)
                                                              --------------   --------------
  Net decrease in net assets resulting from operations......    (147,104,745)    (123,092,572)
                                                              --------------   --------------
Dividends and distributions to shareholders:
  From net investment income................................      (4,112,722)      (3,044,747)
  From net realized gain on investments.....................     (29,560,108)     (38,279,137)
                                                              --------------   --------------
    Total dividends and distributions to shareholders.......     (33,672,830)     (41,323,884)
                                                              --------------   --------------
Capital share transactions:
  Net proceeds from sale of shares..........................     217,166,770      307,578,444
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions.............      32,653,836       40,231,817
                                                              --------------   --------------
                                                                 249,820,606      347,810,261
  Cost of shares redeemed...................................    (254,008,155)    (300,784,410)
                                                              --------------   --------------
    Increase (decrease) in net assets derived from capital
     share transactions.....................................      (4,187,549)      47,025,851
                                                              --------------   --------------
    Net decrease in net assets..............................    (184,965,124)    (117,390,605)
NET ASSETS:
Beginning of year...........................................   1,136,627,532    1,254,018,137
                                                              --------------   --------------
End of year.................................................  $  951,662,408   $1,136,627,532
                                                              ==============   ==============
Accumulated undistributed net investment income at end of
  year......................................................  $       33,913   $      244,234
                                                              ==============   ==============

                                                                              19
                                                                               -
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

                                                                        Year ended December 31,
                                                      ------------------------------------------------------------
                                                         2001          2000          1999        1998       1997
                                                      ----------    ----------    ----------   --------   --------
Net asset value at beginning of year................  $    42.76    $    47.36    $    39.47   $  30.91   $  23.37
                                                      ----------    ----------    ----------   --------   --------
Net investment income...............................        0.16          0.12          0.20       0.21       0.30
Net realized and unrealized gain (loss) on
  investments.......................................       (5.57)       (4.72)          7.69       8.35       7.24
                                                      ----------    ----------    ----------   --------   --------
Total from investment operations....................       (5.41)       (4.60)          7.89       8.56       7.54
                                                      ----------    ----------    ----------   --------   --------
Less dividends and distributions:
From net investment income..........................       (0.16)       (0.12)         (0.20)     (0.21)     (0.30)
From net realized gain on investments...............       (1.17)       (1.44)         (0.99)     (0.43)     (0.41)
                                                      ----------    ----------    ----------   --------   --------
Total dividends and distributions...................       (1.33)       (1.56)         (1.19)     (0.64)     (0.71)
                                                      ----------    ----------    ----------   --------   --------
Reverse share split.................................        1.33          1.56          1.19       0.64       0.71
                                                      ----------    ----------    ----------   --------   --------
Net asset value at end of year......................  $    37.35    $    42.76    $    47.36   $  39.47   $  30.91
                                                      ==========    ==========    ==========   ========   ========
Total investment return (a).........................      (12.65%)       (9.71%)       19.99%     27.69%     32.26%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income...........................        0.38%         0.26%         0.50%      0.68%      1.25%
    Net expenses....................................        0.97%         0.92%         0.94%      0.96%      0.80%
    Expenses (before reimbursement).................        0.97%         0.92%         0.94%      0.99%      0.99%
Portfolio turnover rate.............................           4%            9%            3%         4%         3%
Net assets at end of year (in 000's)................  $  951,662    $1,136,628    $1,254,018   $797,120   $435,689

-------

(a)  Total return is calculated exclusive of sales charge.

20
-
  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Equity Index Fund (the "Fund").

The Fund's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share is determined by taking the assets attributable to the shares, subtracting the liabilities attributable to the shares, and dividing the result by the outstanding shares.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, (e) by appraising options and futures contracts at the last sale price on the market where such options or futures are principally traded, and (f) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular

                                                                              21
                                                                               -

MainStay Equity Index Fund

close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund invests in stock index futures contracts to gain full exposure to changes in stock market prices to fulfill its investment objective.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

22
-

Permanent book-tax differences of $5,272 are decreases and increases to accumulated net investment income and accumulated net realized gain. These book-tax differences are due primarily to the tax treatment of REITS.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the period ended December 31, 2001 represent tax-based distributions of ordinary income and net long-term capital gain, respectively.

The Fund went ex-dividend on December 18, 2001, and also underwent a reverse share split on that day. The reverse share split rate was 0.9642 per share outstanding calculated on fund shares outstanding immediately after reinvestment of dividends.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager

                                                                              23
                                                                               -

MainStay Equity Index Fund

pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through January 1, 2001, Monitor Capital Advisors LLC served as subadvisor to the Fund under a Sub-Advisory Agreement with MainStay Management. As of January 2, 2001, the Fund is advised by NYLIM directly, without a subadvisor, and Monitor Capital Advisors LLC was merged into NYLIM on February 28, 2001.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $5,093,338.

DISTRIBUTION FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Plan, the Distributor receives payments from the Fund at an annual rate of 0.25% of the Fund's average daily net assets, which is an expense of the Fund for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGE. The Fund was advised that the amount of sales charges retained by the Distributor was $182,849 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A shares was $48,661 for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible.

24
-

Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $1,548,301.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $22,529 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $128,534 for the year ended December 31, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $39,039 and $98,719, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

                                                                              25
                                                                               -

MainStay Equity Index Fund

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                            YEAR ENDED              YEAR ENDED
                                                         DECEMBER 31, 2001       DECEMBER 31, 2000
                                                         -----------------       -----------------
Shares sold............................................        5,689                    6,677
Shares issued in reinvestment of dividends and
  distributions........................................          911                      989
                                                              ------                  -------
                                                               6,600                    7,666
Shares redeemed........................................       (6,760)                  (6,548)
Reduction of shares due to reverse share split.........         (940)                  (1,016)
                                                              ------                  -------
Net increase (decrease)................................       (1,100)                     102
                                                              ======                  =======

NOTE 7--GUARANTEE:

NYLIFE LLC ("NYLIFE"), a wholly owned subsidiary of New York Life, will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, on the day exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit, equal to the net asset value of a Fund share when purchased plus the value of all dividends and distributions paid during that 10-year period (including cumulative reinvested dividends and distributions attributable to such share) ("Guarantee Share"), is less than the public offering price initially paid for the share including any sales charge paid ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its shareholders for the Guarantee.

NOTE 8--SUBSEQUENT EVENTS:

The Board of Trustees of the Trust approved the closure of the Fund to new share purchases effective January 1, 2002. Existing shareholders may continue to maintain share positions held in the Fund, elect or continue to reinvest distributions, and NYLIFE LLC will continue to honor the unconditional guarantee associated with the Fund.

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Equity Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Equity Index Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

                                                                              31
                                                                               -

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSEI11- 02/02
                                                    06

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Equity Index Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Global High
                                                              Yield Fund versus J.P. Morgan EMBI Global
                                                              Constrained Composite--Class A, Class B, and
                                                              Class C Shares                                   4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               28
                                                              Trustees and Officers                           29
                                                              The MainStay(R) Funds                           32

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.


$10,000 Invested in MainStay
Global High Yield Fund versus J.P. Morgan
EMBI Global Constrained Composite

CLASS A SHARES Total Returns: 1 Year 8.48%, Since Inception 4.51%
[CLASS A SHARES LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                      CONSTRAINED COMPOSITE
                                                                 --------------------------          -----------------------
6/1/98                                                                     9550.00                           10000.00
12/98                                                                      7986.00                            8929.00
12/99                                                                      9435.00                           10675.00
12/00                                                                     10313.00                           12029.00
12/01                                                                     11715.00                           13196.00

CLASS B SHARES Total Returns: 1 Year 7.69%, Since Inception 4.56%
[CLASS B SHARES LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     CONSTRAINED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                    10000.00                           10000.00
12/98                                                                      8318.00                            8929.00
12/99                                                                      9733.00                           10675.00
12/00                                                                     10568.00                           12029.00
12/01                                                                     11736.00                           13196.00

CLASS C SHARES Total Returns: 1 Year 11.69%, Since Inception 4.99% [CLASS C SHARES LINE GRAPH]

                                                                 MAINSTAY GLOBAL HIGH YIELD          J.P. MORGAN EMBI GLOBAL
                                                                            FUND                     CONSTRAINED COMPOSITE(1)
                                                                 --------------------------          ------------------------
6/1/98                                                                    10000.00                           10000.00
12/98                                                                      8318.00                            8929.00
12/99                                                                      9733.00                           10675.00
12/00                                                                     10568.00                           12029.00
12/01                                                                     11909.00                           13196.00

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 4.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The J.P. Morgan EMBI Global Constrained Composite is a uniquely weighted version of The J.P. Morgan Emerging Markets Bond Index--the EMBI--which, in turn, is an unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S. dollar denominated Brady bonds. The EMBI Global Constrained Composite limits the weights of those index countries with larger total debt obligations by only including specified portions of these countries' eligible current face amounts of outstanding debt. An investment cannot be made directly into an index or this composite.

6
-------
(1) See footnote and table on page 10 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the J.P. Morgan EMBI Global Constrained Composite.
(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Portfolio Management Discussion and Analysis
Emerging-market debt had a strong year in 2001, despite Argentina's $130 billion default in December--the largest sovereign default in history. While the default was widely anticipated, other emerging markets showed a surprising ability to continue with business-as-usual and distance themselves from Argentina's problems.

Earlier in the year, the Turkish bond market experienced some volatility, but after the September terrorist attacks on the United States, Turkey was deemed an ally in the war against terrorism and continued to receive financial assistance. While Turkey still faces difficulties--including high interest payments and rising debt relative to gross domestic product--Turkish investors have continued to purchase the nation's bonds, which has been an encouraging sign.

Russian debt had a strong year, as the country continued to strengthen its economic and political base. Shifting commodity prices influenced the relative attractiveness of various emerging bond markets. And as always, changes in the political climate had a direct impact on investors' perceptions of risk and reward potential.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Global High Yield Fund returned 13.59% for Class A shares and 12.69% for Class B and Class C shares, excluding all sales charges. This compared favorably with the 11.53% return of the average Lipper(1) emerging markets debt fund over the same period. All share classes also outperformed the 9.70% return of the J.P. Morgan EMBI Global Constrained Composite(2) for 2001.

As of December 31, 2001, MainStay Global High Yield Fund Class C shares received an Overall Morningstar Rating(TM) of four stars out of 1,836 taxable bond funds.(3) Class C shares were rated four stars out of 1,836 taxable bond funds for the three-year period ended December 31, 2001.

Our disciplined research and careful bond-selection process were largely responsible for the Fund's outperformance in 2001.

INVESTMENT STRATEGIES

During the year, oil-price volatility was a major emerging-market theme, with variations ranging from $10 per barrel to $30 per barrel. As we neared the end of 2001, continued production gains among non-OPEC nations suggested that OPEC may have less control over oil prices than in previous years. In the global oil market, demand was weak and stored supplies were high. As a result, we believe investors are beginning to see subtle differences emerging among oil-producing nations.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[CLASS A SHARES BAR GRAPH]

                                                                       CLASS A SHARES
                                                                       --------------
12/98                                                                      -16.38
12/99                                                                       18.15
12/00                                                                         9.3
12/01                                                                       13.59

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND C SHARES BAR GRAPH]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                           -16.82
12/99                                                                            17.01
12/00                                                                             8.58
12/01                                                                            12.69

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

Although the Fund has overweighted oil-dependent sovereign credits throughout the year, we emphasized certain credits and pulled back on others. Among the names on our favored list are Algeria, Nigeria, Columbia, and Ecuador. In addition to their oil stories, these nations each have other factors working in their favor.

Russia, in particular, has attracted our attention. But oil is only part of the story. Several other forces have contributed to the strength of Russian bonds. The nation offers opportunities in precious metals and natural gas. Its large foreign-exchange reserves provide a fiscal cushion. The economy, once dependent on barter, has become more liquid--and appeals for more foreign direct invest-

8

ment are receiving a favorable hearing. President Putin's political base in Moscow is gaining strength and the market has rewarded these improvements. Russian bonds were the strongest positive contributor to the Fund's performance in 2001.

The only country where we sold bonds based on oil was Venezuela. But once again, other factors were involved. An inflexible currency regime has caused the country's internal interest rates to rise. While Venezuela continues to pay down external debt, we are troubled by internal debt levels and rhetoric from President Chavez. Venezuela has stopped putting money into the macro-economic stabilization fund and has drawn down on reserves. Since Chavez's approval rating has fallen substantially, we trimmed back the Fund's Venezuelan holdings to reduce the portfolio's economic and political risk.

No doubt the weakest-performing market in the Fund's portfolio was Argentina. While we sold the Fund's Argentinean bond positions before major problems struck, we held our Argentinean investments for several months, when we believed the government might still make necessary fiscal and currency adjustments. In the second half of the year, we realized those adjustments would not be forthcoming and reduced the Fund's sovereign exposure to zero.

Aside from Argentina, corporate-bond exposure had a positive impact on Fund performance. Among the Fund's better-performing credits were Innova, a Mexican television company similar to Direct TV, and Iusacell, a Mexican wireless provider. The Fund continues to invest in corporate bonds, but we have reduced exposure throughout the year to less than 5% of the Fund's net assets.

LOOKING AHEAD

We remain optimistic for continued progress in emerging economies, as prudent nations seek to retire expensive debt and extend their maturity profiles. After the Argentinean disaster, we believe the International Monetary Fund will be less inclined to bail out investors or issuers if prudent fiscal and monetary policies have not been adopted.

We will continue to monitor Turkey's progress and attendant risks. We believe that Russian-bond yield spreads could tighten further, especially if the nation's debt is upgraded in 2002. Mexico, which serves as a proxy for the United States, maintains strict fiscal policies that should continue to benefit investors.

Asian markets may be strong in 2002, led by improvements--and possible upgrades--in Korea and Malaysia. If the world economy improves, these nations may expand their electronic exports. The Philippines has high--but controlled--debt levels and may benefit from recent governmental changes. Although terrorism remains a concern, the nation is seeking assistance from the United States. Electronic exports and privatization revenues from the divestiture of a state-owned electric power company should help the Philippine economy.

                                                                               9
                                                                               -

In our opinion, most emerging markets are adequately compensating investors for the risks they must assume. If global liquidity remains high in 2002, we believe emerging-market debt may continue to deliver solid returns. Whatever happens in the global economy or individual markets, the Fund will continue to seek to provide maximum current income by investing primarily in high-yield debt securities of non-U.S. issuers, with capital appreciation as a secondary objective

Joseph Portera
Portfolio Manager
MacKay Shields LLC

Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater for emerging markets than in developed markets. High-yield securities ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. The Fund may invest in derivatives, which may increase the volatility of the Fund's net asset value and may result in a loss to the Fund.

   TARGETED DIVIDEND POLICY

   MainStay Global High Yield Fund seeks to maintain a fixed dividend, with changes made only on an infrequent basis. During 2001, the Fund maintained a stable dividend, which did not materially impact the Fund's net asset value. Since the Fund's managers did not alter their trading strategies to provide dividends, the Fund's portfolio turnover rate and transaction costs were not affected. Shareholders should refer to their 2001 Form 1099-DIV for the total amount of their distributions in 2001.

10
-

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/01
    Class A                     13.59%                   5.86%
    Class B                     12.69%                   4.99%
    Class C                     12.69%                   4.99%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/01
    Class A                      8.48%                   4.51%
    Class B                      7.69%                   4.56%
    Class C                     11.69%                   4.99%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                1 YEAR    SINCE INCEPTION THROUGH 12/31/01
    Class A                    18 out of             21 out of
                               51 funds               45 funds
    Class B                    20 out of             25 out of
                               51 funds               45 funds
    Class C                    20 out of             36 out of
                               51 funds               47 funds
    Average Lipper emerging
    markets debt fund           11.53%                 4.72%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE PERIOD ENDED
12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $8.72       $0.8568      $0.0000
    Class B     $8.68       $0.7953      $0.0000
    Class C     $8.68       $0.7953      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 4.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.

Information on this page and the preceding pages has not been audited.

                                                                              11
                                                                               -

Portfolio of Investments* December 31, 2001


                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
LONG-TERM BONDS (90.7%)+
BRADY BONDS (17.2%)

BRAZIL (8.2%)
Republic of Brazil
 Series 30 year
 6.00%, due 4/15/24.............  $ 150,000       $   101,250
 Series 20 year
 8.00%, due 4/15/14 (b).........  1,754,759         1,335,811
                                                  -----------
                                                    1,437,061
                                                  -----------
BULGARIA (3.0%)
Republic of Bulgaria
 Series A
 4.5625%, due 7/28/24 (c).......    600,000           532,500
                                                  -----------
NIGERIA (2.9%)
Central Bank of Nigeria
 Series WW
 6.25%, due 11/15/20............    750,000           507,146
                                                  -----------

PERU (3.1%)
Republic of Peru
 Series 20 year
 4.00%, due 3/7/17 (b)(d).......    750,000           533,833
                                                  -----------
Total Brady Bonds
 (Cost $2,818,496)..............                    3,010,540
                                                  -----------
CORPORATE BONDS (6.7%)

BRAZIL (4.3%)
Cia Brasileira de Bebidas
 10.50%, due 12/15/11 (a).......    300,000           295,500
Globo Communicacoes e
 Participacoes S.A.
 Series REGS
 10.625%, due 12/5/08...........    224,000           159,853
RBS Participacoes S.A.
 Series REGS
 11.00%, due 4/1/07.............    200,000           171,337
Trikem S.A.
 Series REGS
 10.625%, due 7/24/07...........    180,000           126,131
                                                  -----------
                                                      752,821
                                                  -----------
MALAYSIA (0.9%)
Petroliam Nasional Berhad
 Series REGS
 7.75%, due 8/15/15.............    150,000           152,085
                                                  -----------
UNITED STATES (1.5%)
Ford Motor Company
 7.45%, due 7/16/31.............    300,000           274,856
                                                  -----------
Total Corporate Bonds
 (Cost $1,229,957)..............                    1,179,762
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
GOVERNMENTS & FEDERAL AGENCIES (63.5%)
BRAZIL (8.7%)
Republic of Brazil
 10.125%, due 5/15/27...........  $ 450,000       $   330,750
 11.625%, due 4/15/04 (b).......    645,000           657,900
 12.25%, due 3/6/30.............    500,000           430,750
 14.50%, due 10/15/09...........    100,000           106,900
                                                  -----------
                                                    1,526,300
                                                  -----------
COLOMBIA (2.6%)
Republic of Colombia
 10.00%, due 1/23/12............    250,000           246,875
 10.50%, due 6/13/06............     65,000            70,200
 11.75%, due 2/25/20............    150,000           149,250
                                                  -----------
                                                      466,325
                                                  -----------
DOMINICAN REPUBLIC (1.9%)
Dominican Republic
 9.50%, due 9/27/06 (a).........    320,000           326,400
                                                  -----------

ECUADOR (4.5%)
Republic of Ecuador
 Series REGS
 5.00%, due 8/15/30.............  1,000,000           472,810
 Series REGS
 12.00%, due 11/15/12...........    200,000           146,820
 12.00%, due 11/15/12 (a).......    225,000           166,500
                                                  -----------
                                                      786,130
                                                  -----------
MALAYSIA (1.5%)
Malaysian Government
 7.50%, due 7/15/11.............    250,000           261,229
                                                  -----------

MEXICO (8.2%)
United Mexican States
 8.125%, due 12/30/19...........    400,000           389,600
 8.30%, due 8/15/31.............    200,000           196,500
 11.50%, due 5/15/26............    675,000           859,950
                                                  -----------
                                                    1,446,050
                                                  -----------
PANAMA (1.1%)
Republic of Panama
 8.875%, due 9/30/27............    200,000           184,000
                                                  -----------

PHILIPPINES (3.9%)
Republic of Philippines
 9.875%, due 1/15/19............    200,000           190,250
 10.625%, due 3/16/25 (b).......    500,000           490,000
                                                  -----------
                                                      680,250
                                                  -----------

-------
+ Percentages indicated are based on Fund net assets.
* Investments are grouped by country of issuance.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

MainStay Global High Yield Fund

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
GOVERNMENTS & FEDERAL AGENCIES (CONTINUED)
RUSSIA (21.4%)
Ministry of Finance
 Series IV
 3.00%, due 5/14/03.............  $ 450,000       $   407,813
Russian Federation
 Series REGS
 5.00%, due 3/31/30 (b).........  2,693,750         1,563,991
 5.00%, due 3/31/30 (a).........     28,204            16,358
 Series REGS
 8.25%, due 3/31/10.............    816,251           710,138
 8.25%, due 3/31/10 (a).........      3,634             3,162
 10.00%, due 6/26/07............    517,000           509,891
 Series REGS
 12.75%, due 6/24/28............    500,000           543,750
                                                  -----------
                                                    3,755,103
                                                  -----------
TURKEY (3.6%)
Republic of Turkey
 11.375%, due 11/27/06..........    250,000           252,500
 11.875%, due 1/15/30...........    400,000           386,000
                                                  -----------
                                                      638,500
                                                  -----------
UKRAINE (2.1%)
Ukraine Government
 Series REGS
 11.00%, due 3/15/07............    392,920           374,687
                                                  -----------
VENEZUELA (4.0%)
Republic of Venezuela
 9.25%, due 9/15/27 (b).........    688,000           433,440
 13.625%, due 8/15/18...........    330,000           278,850
                                                  -----------
                                                      712,290
                                                  -----------
Total Governments & Federal
 Agencies
 (Cost $10,205,697).............                   11,157,264
                                                  -----------
LOAN PARTICIPATIONS (1.9%)
ALGERIA (1.1%)
Republic of Algeria
 Tranche 1
 5.8125%, due 9/4/06
 (c)(e)(f)......................    211,538           193,822
                                                  -----------

MOROCCO (0.8%)
Kingdom of Morocco
 Tranche A
 7.625%, due 1/1/09 (c)(e)(f)...    162,281           144,024
                                                  -----------
Total Loan Participations
 (Cost $312,583)................                      337,846
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                  ---------------------------
YANKEE BONDS (1.4%)
ARGENTINA (0.6%)
Cablevision S.A.
 Series 10, Tranche 1
 13.75%, due 4/30/07............  $  50,000       $    10,500
 Series 5, Tranche 1
 13.75%, due 5/1/09.............    200,000            40,000
Multicanal S.A.
 Series E
 13.125%, due 4/15/09...........    200,000            50,000
                                                  -----------
                                                      100,500
                                                  -----------
CHILE (0.8%)
Celulosa Arauco
 7.75%, due 9/13/11.............    150,000           150,277
                                                  -----------
Total Yankee Bonds
 (Cost $567,055)................                      250,777
                                                  -----------
Total Long-Term Bonds
 (Cost $15,133,788).............                   15,936,189
                                                  -----------
SHORT-TERM INVESTMENTS (6.3%)
COMMERCIAL PAPER (6.3%)

UNITED STATES (6.3%)
American Express Credit Corp.
 1.76%, due 1/7/02..............    600,000           599,824
General Electric Capital Corp.
 1.84%, due 1/10/02.............    500,000           499,770
                                                  -----------
                                                    1,099,594
                                                  -----------
Total Short-Term Investments
 (Cost $1,099,594)..............                    1,099,594
                                                  -----------
Total Investments
 (Cost $16,233,382) (g).........       97.0%       17,035,783(h)
Cash and Other Assets,
 Less Liabilities...............        3.0           530,618
                                  ----------      -----------
Net Assets......................      100.0%      $17,566,401
                                  ==========      ===========

-------
(a)  May be sold to institutional investors only.
(b)  Represents security of which a portion is out on loan.
     (See Note 2)
(c)  Floating rate. Rate shown is the rate in effect at
     December 31, 2001.
(d)  FLIRB (Floating Loaded Interest Rate Bond) carries a
     fixed, below market interest rate which rises
     incrementally over the initial 5 to 7 years of the life
     of the bond, and is then replaced by a floating rate
     coupon for the remaining life of the bond.
(e)  Restricted security.
(f)  Illiquid security.
(g)  The cost for federal income tax purposes is $16,257,562.
(h)  At December 31, 2001 net unrealized appreciation for
     securities was $778,221 based on cost for federal income
     tax purposes. This consisted of aggregate gross
     unrealized appreciation for all investments on which
     there was an excess of market value over cost of
     $1,310,593 and aggregate gross unrealized depreciation
     for all investments on which there was an excess of cost
     over market value of $532,372.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $16,233,382)*.............................................       $17,035,783
Cash........................................................           170,865
Collateral held for securities loaned, at value (Note 2)....         2,635,537
Receivables:
  Interest..................................................           397,845
  Fund shares sold..........................................            19,164
Unamortized organization expense............................            19,123
                                                                   -----------
  Total assets..............................................        20,278,317
                                                                   -----------
LIABILITIES:
Securities lending collateral (Note 2)......................         2,635,537
Payables:
  Transfer agent............................................            13,439
  Manager...................................................            13,102
  NYLIFE Distributors.......................................             8,302
  Custodian.................................................             2,612
  Trustees..................................................               146
  Fund shares redeemed......................................                 4
Accrued expenses............................................            38,774
                                                                   -----------
  Total liabilities.........................................         2,711,916
                                                                   -----------
Net assets..................................................       $17,566,401
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    11,345
  Class B...................................................             7,732
  Class C...................................................             1,102
Additional paid-in capital..................................        18,618,549
Accumulated undistributed net investment income.............             1,800
Accumulated net realized loss on investments................        (1,876,528)
Net unrealized appreciation on investments..................           802,401
                                                                   -----------
Net assets..................................................       $17,566,401
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $ 9,894,494
                                                                   ===========
Shares of beneficial interest outstanding...................         1,134,534
                                                                   ===========
Net asset value per share outstanding.......................       $      8.72
Maximum sales charge (4.50% of offering price)..............              0.41
                                                                   -----------
Maximum offering price per share outstanding................       $      9.13
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 6,715,028
                                                                   ===========
Shares of beneficial interest outstanding...................           773,212
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.68
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   956,879
                                                                   ===========
Shares of beneficial interest outstanding...................           110,181
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.68
                                                                   ===========

-------

 * Includes securities on loan with an average cost of $2,139,577 and a market value of $2,387,178.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Interest..................................................  $1,834,506
                                                              ----------
Expenses:
  Manager...................................................     108,774
  Transfer agent............................................      78,149
  Distribution--Class B.....................................      43,374
  Distribution--Class C.....................................       4,952
  Registration..............................................      28,977
  Professional..............................................      26,027
  Service--Class A..........................................      22,736
  Service--Class B..........................................      14,460
  Service--Class C..........................................       1,652
  Custodian.................................................      14,978
  Amortization of organization expense......................      13,490
  Recordkeeping.............................................      12,000
  Shareholder communication.................................      11,462
  Trustees..................................................         527
  Miscellaneous.............................................      19,908
                                                              ----------
    Total expenses before waiver and reimbursement..........     401,466
Fees waived and reimbursed by Manager and Subadvisor........     (88,973)
                                                              ----------
    Net expenses............................................     312,493
                                                              ----------
Net investment income.......................................   1,522,013
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (294,199)
Net change in unrealized appreciation on investments........     748,497
                                                              ----------
Net realized and unrealized gain on investments.............     454,298
                                                              ----------
Net increase in net assets resulting from operations........  $1,976,311
                                                              ==========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $ 1,522,013    $ 1,309,431
  Net realized gain (loss) on investments and foreign
    currency transactions...................................     (294,199)       439,280
  Net change in unrealized appreciation on investments and
    foreign currency transactions...........................      748,497       (601,226)
                                                              -----------    -----------
  Net increase in net assets resulting from operations......    1,976,311      1,147,485
                                                              -----------    -----------
Dividends to shareholders:
  From net investment income:
    Class A.................................................     (922,042)      (859,287)
    Class B.................................................     (548,666)      (433,560)
    Class C.................................................      (64,692)       (28,096)
                                                              -----------    -----------
      Total dividends to shareholders.......................   (1,535,400)    (1,320,943)
                                                              -----------    -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    1,260,763        918,522
    Class B.................................................    2,718,483      2,626,798
    Class C.................................................      906,505        406,769
  Net asset value of shares issued to shareholders in
    reinvestment of dividends:
    Class A.................................................      113,433         69,655
    Class B.................................................      323,707        231,464
    Class C.................................................       18,398         17,653
                                                              -----------    -----------
                                                                5,341,289      4,270,861
  Cost of shares redeemed:
    Class A.................................................     (563,382)      (255,828)
    Class B.................................................   (1,986,993)    (1,040,099)
    Class C.................................................     (449,978)       (38,514)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions.........................................    2,340,936      2,936,420
                                                              -----------    -----------
      Net increase in net assets............................    2,781,847      2,762,962
NET ASSETS:
Beginning of year...........................................   14,784,554     12,021,592
                                                              -----------    -----------
End of year.................................................  $17,566,401    $14,784,554
                                                              ===========    ===========
Accumulated undistributed net investment income at end of
  year......................................................  $     1,800    $     2,571
                                                              ===========    ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                  Class A
                                                     ------------------------------------------------------------------
                                                                                                             June 1*
                                                      Year ended        Year ended        Year ended         through
                                                     December 31,      December 31,      December 31,      December 31,
                                                         2001              2000              1999              1998
                                                     ------------      ------------      ------------      ------------
Net asset value at beginning of period.........        $  8.49           $  8.58           $  8.00           $ 10.00
                                                       -------           -------           -------           -------
Net investment income..........................           0.85(f)           0.85              0.78              0.34(a)
Net realized and unrealized gain (loss) on
  investments..................................           0.24             (0.08)             0.58             (1.99)
Net realized and unrealized gain (loss) on
  foreign currency transactions................             --             (0.00)(b)          0.01             (0.01)
                                                       -------           -------           -------           -------
Total from investment operations...............           1.09              0.77              1.37             (1.66)
                                                       -------           -------           -------           -------
Less dividends from net investment income......          (0.86)            (0.86)            (0.79)            (0.34)
                                                       -------           -------           -------           -------
Net asset value at end of period...............        $  8.72           $  8.49           $  8.58           $  8.00
                                                       =======           =======           =======           =======
Total investment return (c)....................          13.59%             9.30%            18.15%           (16.38%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income......................          10.11%(f)         10.05%             9.57%             7.40%+
    Net expenses...............................           1.70%             1.71%(d)          1.70%             3.39%+
    Expenses (before waiver and
      reimbursement)...........................           2.27%             2.53%             2.78%             3.59%+
Portfolio turnover rate........................            111%               96%              104%               96%
Net assets at end of period (in 000's).........        $ 9,894           $ 8,827           $ 8,186           $ 7,548

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.
(d)  The effect of non-reimbursable interest expense on the
     expense ratio was 0.01%.
(e)  Less than one thousand dollars.
(f)  As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for
     Investment Companies and began amortizing premium on debt
     securities. The effect of this change for the year ended
     December 31, 2001 is shown below. Per share ratios and
     supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                                  Class A      Class B      Class C
                                                                  -------      -------      -------
Decrease net investment income..............................      ($0.00)(b)   ($0.00)(b)   ($0.00)(b)
Increase net realized and unrealized gains and losses.......        0.00(b)     (0.00)(b)    (0.00)(b)
Decrease ratio of net investment income.....................       (0.04%)      (0.04%)      (0.04%)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                             Class B                                                      Class C
    ----------------------------------------------------------   ----------------------------------------------------------
                                                    June 1*                                                   September 1**
     Year ended      Year ended     Year ended      through       Year ended     Year ended     Year ended       through
    December 31,    December 31,   December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
        2001            2000           1999           1998           2001           2000           1999           1998
    ------------    ------------   ------------   ------------   ------------   ------------   ------------   -------------
      $  8.46         $  8.54        $  7.98        $ 10.00        $  8.46        $  8.54        $  7.98         $  7.18
      -------         -------        -------        -------        -------        -------        -------         -------
         0.79(f)         0.79           0.71           0.32(a)        0.79(f)        0.79           0.71            0.27(a)
         0.23           (0.08)          0.56          (2.01)          0.23          (0.08)          0.56            0.81
           --           (0.00)(b)       0.01          (0.01)            --          (0.00)(b)       0.01           (0.01)
      -------         -------        -------        -------        -------        -------        -------         -------
         1.02            0.71           1.28          (1.70)          1.02           0.71           1.28            1.07
      -------         -------        -------        -------        -------        -------        -------         -------
        (0.80)          (0.79)         (0.72)         (0.32)         (0.80)         (0.79)         (0.72)          (0.27)
      -------         -------        -------        -------        -------        -------        -------         -------
      $  8.68         $  8.46        $  8.54        $  7.98        $  8.68        $  8.46        $  8.54         $  7.98
      =======         =======        =======        =======        =======        =======        =======         =======
        12.69%           8.58%         17.01%        (16.82%)        12.69%          8.58%         17.01%          14.99%
         9.36%(f)        9.30%          8.82%          6.65%+         9.36%(f)       9.30%          8.82%           6.65%+
         2.45%           2.46%(d)       2.45%          4.14%+         2.45%          2.46%(d)       2.45%           4.14%+
         3.02%           3.28%          3.53%          4.34%+         3.02%          3.28%          3.53%           4.34%+
          111%             96%           104%            96%           111%            96%           104%             96%
      $ 6,715         $ 5,498        $ 3,756        $ 2,532        $   957        $   460        $    79         $    --(e)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay Global High Yield Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Global High Yield Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek to provide maximum current income by investing primarily in high yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks of investing in U.S. issuers. These risks include those resulting from fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking

                                                                              19
                                                                               -

Notes to Financial Statements

the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising debt securities at prices supplied by a pricing agent selected by the Fund's subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by the Fund's subadvisor to be representative of market values at the regular close of business of the Exchange, and (b) by appraising all other securities and other assets, including debt securities for which prices are supplied by a pricing agent but are not deemed by the Fund's subadvisor to be representative of market values, but excluding money market instruments with a remaining maturity of sixty days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days. Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FOREIGN CURRENCY FORWARD CONTRACTS. A foreign currency forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may enter into foreign currency forward contracts in order to hedge its foreign currency denominated investments and receivables and payables against adverse movements in future foreign exchange rates or to try to enhance the Fund's returns.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation on

20
-

MainStay Global High Yield Fund


forward contracts reflects the Fund's exposure at period-end to credit loss in the event of a counterparty's failure to perform its obligations.

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Cash collateral received by the Fund is invested in investment grade commercial paper or other securities in accordance with the Fund's Securities Lending Procedures. Such investments are included as an asset, and the obligation to return the cash collateral is recorded as a liability in the Statement of Assets and Liabilities. While the Fund invests cash collateral in investment grade securities or other "high quality" investment vehicles, the Fund bears the risk that liability for the collateral may exceed the value of the investment.

Net income earned on securities lending amounted to $6,263, net of broker fees and rebates, for the year ended December 31, 2001, which is included as interest income on the Statement of Operations.

Investments made with cash collateral at December 31, 2001:

                                                                SHARES        VALUE
                                                              ----------    ----------
CASH & CASH EQUIVALENTS
AIM Institutional Funds Group ..............................     834,446    $  834,446
Cash with Security Lending Agent ...........................                     1,203
                                                                            ----------
                                                                               835,649
                                                                            ----------
                                                              PRINCIPAL
                                                                AMOUNT
                                                              ----------
SHORT-TERM COMMERCIAL PAPER
Steamboat Funding Corp. 2.25%, due 1/4/02...................  $  600,000       599,888

MASTER NOTE
Bank of America 2.00%, due 1/2/02...........................     500,000       500,000
                                                                            ----------
                                                                             1,935,537
                                                                            ----------

                                                                              21
                                                                               -

Notes to Financial Statements (continued)

                                                              PRINCIPAL
                                                                AMOUNT        VALUE
                                                              ----------    ----------
REPURCHASE AGREEMENTS
Morgan Stanley & Co., Inc. 1.93%, due 1/2/02 (Collateralized
    by $721,862 Maximilian Capital Corp. 1.93%, due 1/27/02
     Market Value $736,300).................................  $  700,000    $  700,000
                                                                            ----------
                                                                               700,000
                                                                            ----------
Total investment made with cash collateral..................                $2,635,537
                                                                            ==========

There was no non-cash collateral received and held by the Fund at December 31, 2001.

RESTRICTED SECURITIES. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "1933 Act"). The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

                                                                                          PERCENT
                                       DATE(S) OF      PRINCIPAL              12/31/01       OF
             SECURITY                  ACQUISITION      AMOUNT       COST      VALUE     NET ASSETS
             --------                ---------------   ---------   --------   --------   ----------
Republic of Algeria
  Tranche 1
  5.8125%, due 9/4/06..............   8/13/99-1/6/00   $211,538    $166,071   $193,822      1.1%
Kingdom of Morocco
  Tranche A
  7.625%, due 1/1/09...............  11/30/99-1/6/00    162,281     146,512    144,024      0.8
                                                                   --------   --------      ---
                                                                   $312,583   $337,846      1.9%
                                                                   ========   ========      ===

FINANCIAL INSTRUMENTS WITH CREDIT RISK. The Fund invests in Loan Participations. When the Fund purchases a Loan Participation, the Fund typically enters into a contractual relationship with the lender or third party selling such Participation ("Selling Participant"), but not with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Fund and the Borrower ("Intermediate Participants"). The Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

22
-

MainStay Global High Yield Fund


FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends monthly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification.

Permanent book/tax differences of $13,693 and $203 are increases to accumulated net investment income and accumulated net realized loss, respectively. In addition, a decrease of $13,490 has been made to additional paid-in capital. These book/tax differences are primarily due to premium amortization adjustments and certain expenses that are nondeductible for tax purposes.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively, except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in footnote (h) of the Portfolio of Investments.

Dividends to shareholders from net investment income shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily except when collection is not expected. Discounts and premiums on securities, other than short-term securities, purchased for the Fund are accreted on the constant yield method over the life of the respective securities, or, if applicable, over the period to the

                                                                              23
                                                                               -

Notes to Financial Statements (continued)


first call date. Discounts on short-term securities are accreted on the straight line method. Prior to January 1, 2001, premiums on securities purchased were not amortized.

With adoption of the revised Audit Guide, the Fund is required to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund adjusted the cost of its fixed-income securities and undistributed net investment income by the cumulative amount of premium amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Fund's net asset value, but the initial adjustment required upon adoption of premium amortization decreased the recorded cost of its investment (but not its market value) and increased the net unrealized gain (loss) by $1,077. The fund estimates the effect of the change for the year ended December 31, 2001, on the Statement of Operations was to decrease net investment income and to increase realized and unrealized gain (loss) by $6,268.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are recorded in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid rate last quoted by any major U.S. bank at the following dates:

 (i) market value of investment securities, other assets and liabilities--at the valuation date,

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities of the Fund are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from fluctuations in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. However, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Gains and losses from certain foreign currency transactions are treated as ordinary income for federal income tax purposes.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on

24
-

MainStay Global High Yield Fund


the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing foreign currency denominated assets and liabilities other than investments at year end exchange rates are reflected in unrealized foreign exchange gains or losses.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reduce its fee payable to an annual percentage of 0.50% of the Fund's average daily net assets. In addition, the Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.70%, 2.45% and 2.45% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $108,774. The fees waived and reimbursed by the Manager total $31,077 and $57,896 respectively.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund.

                                                                              25
                                                                               -

Notes to Financial Statements (continued)

To the extent that the Manager has agreed to voluntarily reduce its fee, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The distribution plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised that the Distributor retained contingent deferred sales charges on redemptions of Class B and Class C shares of $12,200 and $1,633 for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of New York Life Investment Management LLC, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses to NYLIM Service for the year ended December 31, 2001 amounted to $78,149.

TRUSTEES' FEES. Trustees, other than those affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

26
-

MainStay Global High Yield Fund

CAPITAL. At December 31, 2001, New York Life held shares of Class A and Class B with net asset values of $7,848,095 and $868,094, respectively. This represents 79.3% and 12.9%, respectively, of the net assets at year end for Class A and B shares.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of New York Life amounted to $360 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,000 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for Federal income tax purposes, capital loss carryforwards of $1,853,222, were available as shown in the table below, to the extent provided by the regulations to offset future realized gains through 2009. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

        CAPITAL LOSS                                          AMOUNT
     AVAILABLE THROUGH                                        (000'S)
------------------------------------------------------------  -------
     2006...................................................  $  523
     2007...................................................   1,059
     2009...................................................     271
                                                              ------
                                                              $1,853
                                                              ======

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of U.S. Government securities were $1,376 and $1,376, respectively. Purchases and sales of securities other than U.S. Government securities and short-term securities, were $16,291 and $14,668, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There was no outstanding balance on this line of credit during the period ended December 31, 2001.

                                                                              27
                                                                               -

Notes to Financial Statements (continued)

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                    YEAR ENDED                        YEAR ENDED
                                                 DECEMBER 31, 2001                 DECEMBER 31, 2000
                                            ---------------------------      -----------------------------
                                            CLASS A   CLASS B   CLASS C      CLASS A   CLASS B    CLASS C
                                            -------   -------   -------      -------   -------   ---------
Shares sold...............................    147       322       106          107       304        47
Shares issued in reinvestment of
  dividends...............................     13        37         2            8        27         2
                                              ---      ----       ---          ---      ----        --
                                              160       359       108          115       331        49
Shares redeemed...........................    (65)     (236)      (52)         (30)     (121)       (4)
                                              ---      ----       ---          ---      ----        --
Net increase..............................     95       123        56           85       210        45
                                              ===      ====       ===          ===      ====        ==

28
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Global High Yield Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Global High Yield Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              29
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

30
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              31
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

32
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1)As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
YNot FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSGH11- 02/02
RECYCLE.LOGO                                        20

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Global
    High Yield Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Growth
                                                              Opportunities Fund versus S&P 500 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
-------


The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Growth
Opportunities Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -22.30%, Since Inception 4.29%

                                                     MAINSTAY GROWTH
                                                   OPPORTUNITIES FUND          INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   ------------------          ------------------           ----------------
6/1/98                                                     9450                       10000                       10000
12/98                                                     11208                       10111                       11367
12/99                                                     14533                       10381                       13759
12/00                                                     14140                       10731                       12506
12/01                                                     11627                       10897                       11020

CLASS B SHARES Total Returns: 1 Year -22.49%, Since Inception 4.65%

                                                     MAINSTAY GROWTH
                                                   OPPORTUNITIES FUND          INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   ------------------          ------------------           ----------------
6/1/98                                                    10000                       10000                       10000
12/98                                                     11800                       10111                       11367
12/99                                                     15199                       10381                       13759
12/00                                                     14673                       10731                       12506
12/01                                                     11772                       10897                       11020

CLASS C SHARES Total Returns: 1 Year -19.22%, Since Inception 5.14%

                                                     MAINSTAY GROWTH
                                                   OPPORTUNITIES FUND          INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   ------------------          ------------------           ----------------
6/1/98                                                    10000                       10000                       10000
12/98                                                     11800                       10111                       11367
12/99                                                     15199                       10381                       13759
12/00                                                     14673                       10731                       12506
12/01                                                     11972                       10897                       11020

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 Index is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
-------


(1) See footnote and table on page 10 for more information about Lipper Inc.


(2) See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis

The U.S. stock market faced a challenging period in 2001, with several major indices finishing the year in negative territory for the second year in a row. This marked the first time the stock market has recorded two consecutive losses since the early 1970s. Small-cap value stocks constituted one of the few equity-market sectors that provided positive results in 2001. This was primarily due to the favorable valuations of these stocks relative to the broader U.S. equity market at the beginning of the year.

Stocks in general were negatively affected by falling corporate profits. The stock market's decline brought an end to one of the longest economic expansions in U.S. history. In response to economic weakness, the Federal Reserve began to ease interest rates in early January. By year-end the Fed had lowered the targeted federal funds rate 11 times--for a total reduction of 4.75%.

By the end of the summer the U.S. economy was beginning to show signs of stability. The September terrorist attacks, however, caused a major market setback. By mid-December, initial success in the war against terrorism and supportive action by the Federal Reserve helped investors regain their composure, and stock prices rose from their mid-September lows. While the Federal Reserve's moves to lower short-term interest rates didn't immediately reignite the economy, by year-end, they had helped improve several economic indicators. With better-than-anticipated retail sales in the fourth quarter, investors began to look forward to a stronger economy in 2002.

Economically sensitive consumer-discretionary stocks were among the year's strongest performers, benefiting from lower interest rates throughout 2001. The worst-performing sector for the second consecutive year was technology, which suffered from falling revenues and profits, as well as extended valuations relative to the broader market. Despite a strong fourth-quarter rally, the technology sector declined in 2001.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Growth Opportunities Fund returned -17.77% for Class A shares and -18.41% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the average Lipper(1) multi-cap core fund, which returned -10.89% over the same period. All share classes also underperformed the -11.87% return of the S&P 500 Index(2) for 2001.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[FUND PERFORMANCE BAR CHART-CLASS A]

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                            18.60
12/99                                                                            29.67
12/00                                                                            -2.70
12/01                                                                           -17.77

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES
[CLASS B AND C SHARES CHART]

                                                                      CLASS B AND CLASS C SHARES
                                                                      --------------------------
12/98                                                                            18.00
12/99                                                                            28.80
12/00                                                                            -3.46
12/01                                                                           -18.41

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

This was the first year since the Fund's inception that it underperformed its benchmark. The Fund's relative performance was due primarily to disappointing stock selection. In general, the Fund was positioned too defensively in most sectors. As a result, it lagged the S&P 500 Index when the Federal Reserve aggressively injected liquidity into the market in early January and again in mid-September.

STRATEGY AND SECTOR ALLOCATION

Throughout most of 2001, the Fund's allocation to growth and value stocks was relatively neutral. Anticipating continued economic weakness from year-end

8

2000 into 2001, we positioned the Fund defensively early in the year. Like most investors, we were surprised by the Federal Reserve's preemptive lowering of interest rates on January 3, 2001. The market reacted by selling off many of the Fund's strongest performers from the previous year, especially in the consumer staples and health care sectors. The timing of the Federal Reserve's cut in interest rates made it difficult for the Fund to move quickly into more-aggressive or early cyclical stocks.

Prudent sector allocations couldn't compensate for the Fund's unfortunate security selection in 2001. The Fund's holdings within the sector under-performed. The Fund was correctly overweighted in the consumer discretionary sector, but, again, stock selection within this sector was disappointing. On the positive side, both the Fund's overweighted position and stock selection in the industrial sector benefited performance.

By year-end 2001, the Fund was generally market-neutral among most sectors, with the exception of industrial and financial stocks. The Fund continued to overweight industrial stocks, since we believe they are positioned for earnings improvements in a strengthening economy. We have underweighted the Fund in financial stocks, since we believe they may face challenges if interest rates rise in 2002.

STRONG AND WEAK PERFORMERS

The Fund's top-performing stocks for the one-year period ended December 31, 2001, came from a wide array of sectors. One of the Fund's strongest holdings in 2001 was IBM (+43%), the world's largest computer company. IBM benefited from strong operating performance in its mainframe and computer services division. Another strong performer for the year was USA Networks (+40%), a diversified media and electronic commerce company, which benefited from selling its cable networks at an advantageous price. Lockheed Martin (+38%), a large defense contractor, benefited from an expected increase in defense spending and from winning a large defense program bid. Fiserv (+33%), an information-management company for the financial-services industry, advanced by providing consistent earnings growth while other companies announced disappointments. SPX (+26%), a diversified industrial-products provider, also benefited from positive earnings growth despite the difficult economic environment.

The Fund's best-performing stock was a new purchase, Boston Scientific (+48%). After several years of poor performance, this maker of medical-supplies was able to stabilize its financial performance, and the stock responded favorably. Another new purchase that performed well in 2001 was Concord EFS (+32%), a company that specializes in payment processing. The company is currently benefiting from the increased use of debit cards, a niche in which Concord EFS is the leading processor.

                                                                               9
                                                                               -

Not surprisingly, many of the Fund's worst-performing holdings for the year were technology companies. Some of the Fund's telecommunications-equipment stocks were hit hard by slowing revenues and earnings, especially in light of their extended valuations. These stocks included Nortel Networks (-52%), ADC Telecommunications (-53%), and Comverse Technology (-46%). With limited prospects for an upturn in the near future, we sold each of these stocks in 2001. Another poor performer was Watson Pharmaceuticals (-53%), which suffered from an earnings disappointment and from major internal strategic changes that were not well received. Anticipating that it would take over a year for the stock to recover, we sold the Fund's position.

The Fund managed to avoid some losses with timely sales. Our decision to sell Enron in April at $54.30 per share was particularly noteworthy. When we decided to reduce utility exposure, the first position we sold was Enron, based on its high-risk profile. By year-end, the company was bankrupt.

LOOKING AHEAD

Our outlook for U.S. stocks remains generally positive. We anticipate an improving U.S. economy, better corporate earnings, and continued low inflation in 2002. But in light of equity valuations, we are not overly optimistic. Despite two consecutive years of negative market returns, equity valuations remain at historically high levels. We have never entered an economic recovery with valuations this high. As a result, we believe corporate earnings are likely to be the key to performance in 2002.

We have positioned the Fund with companies that we believe are leaders in their respective industries. We prefer names that have improved their competitive positioning through superior operational strength during the current recession. To justify stock valuations in 2002, we believe companies will have to demonstrate consistently strong operating results. Given this view, we plan to closely monitor all of the Fund's holdings and revisit their fundamental investment thesis. No matter how the markets may move, the Fund will continue to seek long-term growth of capital, with income as a secondary consideration.

James Agostisi
Patricia S. Rossi
Portfolio Managers
New York Life Investment Management LLC

10
-

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                SINCE INCEPTION
                      1 YEAR    THROUGH 12/31/01
Class A               -17.77%         5.95%
Class B               -18.41%         5.14%
Class C               -18.41%         5.14%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                SINCE INCEPTION
                      1 YEAR    THROUGH 12/31/01
Class A               -22.30%         4.29%
Class B               -22.49%         4.65%
Class C               -19.22%         5.14%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 12/31/01
Class A               298 out of        46 out of
                      353 funds        192 funds
Class B               305 out of        74 out of
                      353 funds        192 funds
Class C               305 out of       119 out of
                      353 funds        204 funds
Average Lipper
multi-cap core fund    -10.89%         3.79%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $12.12      $0.0000      $0.0000
    Class B     $11.79      $0.0000      $0.0000
    Class C     $11.79      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages listed are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.

Information on this page and the preceding pages has not been audited.

                                                                              11
                                                                               -

Portfolio of Investments December 31, 2001


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (97.6%)+

AEROSPACE/DEFENSE (3.9%)
General Dynamics Corp. ........     15,800       $  1,258,312
Lockheed Martin Corp. .........     35,000          1,633,450
United Technologies Corp. .....     19,100          1,234,433
                                                 ------------
                                                    4,126,195
                                                 ------------
ALUMINUM (0.7%)
Alcoa Inc. ....................     21,100            750,105
                                                 ------------

BANKS (2.9%)
Bank of America Corp. .........     15,550            978,872
FleetBoston Financial Corp. ...     30,200          1,102,300
JP Morgan Chase & Co. .........     26,300            956,005
                                                 ------------
                                                    3,037,177
                                                 ------------
BEVERAGES (3.6%)
Anheuser-Busch Cos., Inc. .....     32,600          1,473,846
PepsiCo, Inc. .................     48,300          2,351,727
                                                 ------------
                                                    3,825,573
                                                 ------------
BIOTECHNOLOGY (1.6%)
Genentech, Inc. (a)............     13,000            705,250
Gilead Sciences, Inc. (a)......      7,700            506,044
IDEC Pharmaceuticals Corp.
 (a)...........................      7,900            544,547
                                                 ------------
                                                    1,755,841
                                                 ------------
BROADCAST/MEDIA (4.3%)
Charter Communications, Inc.
 Class A (a)...................     80,700          1,325,901
Clear Channel Communications,
 Inc. (a)......................     31,786          1,618,225
USA Networks, Inc. (a).........     60,000          1,638,600
                                                 ------------
                                                    4,582,726
                                                 ------------
CHEMICALS (1.0%)
Dow Chemical Co. (The).........     30,000          1,013,400
                                                 ------------
COMMUNICATIONS--EQUIPMENT (3.2%)
Cisco Systems, Inc. (a)........     60,300          1,092,033
Nokia Corp. (ADR) (b)..........     44,600          1,094,038
QUALCOMM, Inc. (a).............     25,100          1,267,550
                                                 ------------
                                                    3,453,621
                                                 ------------
COMPUTER SOFTWARE & SERVICES (6.3%)
Affiliated Computer Services,
 Inc. Class A (a)..............      7,600            806,588
Computer Associates
 International, Inc. ..........     19,500            672,555
Compuware Corp. (a)............     56,000            660,240
Concord EFS, Inc. (a)..........     52,400          1,717,672
Fiserv, Inc. (a)...............     37,200          1,574,304
Microsoft Corp. (a)............     18,900          1,252,503
                                                 ------------
                                                    6,683,862
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
COMPUTER SYSTEMS (4.3%)
Dell Computer Corp. (a)........     39,000       $  1,060,020
International Business Machines
 Corp. ........................     14,400          1,741,824
Lexmark International, Inc.
 (a)...........................     29,200          1,722,800
                                                 ------------
                                                    4,524,644
                                                 ------------
COSMETICS/PERSONAL CARE (1.1%)
Avon Products, Inc. ...........     26,000          1,209,000
                                                 ------------

ELECTRIC POWER COMPANIES (2.3%)
Duke Energy Corp. .............     15,500            608,530
Exelon Corp. ..................     14,500            694,260
FirstEnergy Corp. .............     32,300          1,129,854
                                                 ------------
                                                    2,432,644
                                                 ------------
ELECTRICAL EQUIPMENT (1.1%)
General Electric Co. ..........     30,000          1,202,400
                                                 ------------

ELECTRONICS--COMPONENTS (1.9%)
SPX Corp. (a)..................     15,100          2,067,190
                                                 ------------

ELECTRONICS--SEMICONDUCTORS (3.6%)
Applied Materials, Inc. (a)....     22,000            882,200
Micron Technology, Inc. (a)....     25,000            775,000
NVIDIA Corp. (a)...............     19,100          1,277,790
Texas Instruments, Inc. .......     32,500            910,000
                                                 ------------
                                                    3,844,990
                                                 ------------
ENTERTAINMENT (1.1%)
Viacom, Inc. Class B (a).......     27,000          1,192,050
                                                 ------------

FINANCE (5.3%)
Citigroup Inc. ................     38,497          1,943,329
Freddie Mac....................     30,000          1,962,000
USA Education Inc. ............     20,700          1,739,214
                                                 ------------
                                                    5,644,543
                                                 ------------
FOOD & HEALTH CARE DISTRIBUTORS (2.2%)
Archer-Daniels-Midland Co. ....     63,525            911,584
McKesson Corp. ................     36,800          1,376,320
                                                 ------------
                                                    2,287,904
                                                 ------------
HEALTH CARE--DRUGS (3.0%)
Lilly (Eli) & Co. .............     12,800          1,005,312
Pharmacia Corp. ...............     20,200            861,530
Schering-Plough Corp. .........     37,300          1,335,713
                                                 ------------
                                                    3,202,555
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (5.7%)
Baxter International Inc. .....     28,000          1,501,640
Boston Scientific Corp. (a)....     46,000          1,109,520

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

MainStay Growth Opportunities Fund


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE--MEDICAL PRODUCTS (CONTINUED)
Guidant Corp. (a)..............     24,700       $  1,230,060
Stryker Corp. .................     18,000          1,050,660
Varian Medical Systems, Inc.
 (a)...........................     16,700          1,190,042
                                                 ------------
                                                    6,081,922
                                                 ------------
HEALTH CARE--MISCELLANEOUS (3.8%)
Amgen Inc. (a).................     18,500          1,044,140
Immunex Corp. (a)..............     20,100            556,971
Johnson & Johnson..............     40,800          2,411,280
                                                 ------------
                                                    4,012,391
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (1.1%)
Eaton Corp. ...................     16,000          1,190,560
                                                 ------------

HOTEL/MOTEL (0.5%)
Marriott International, Inc.
 Class A.......................     11,800            479,670
                                                 ------------

HOUSEHOLD PRODUCTS (2.1%)
Colgate-Palmolive Co. .........     17,600          1,016,400
Procter & Gamble Co. (The).....     14,700          1,163,211
                                                 ------------
                                                    2,179,611
                                                 ------------
INSURANCE (4.1%)
ACE, Ltd. .....................     25,050          1,005,757
American International Group,
 Inc. .........................     14,525          1,153,285
Chubb Corp. (The)..............      6,800            469,200
Lincoln National Corp. ........     11,500            558,555
Prudential Financial, Inc.
 (a)...........................      6,224            206,575
XL Capital Ltd. Class A........     10,700            977,552
                                                 ------------
                                                    4,370,924
                                                 ------------
INTERNET SOFTWARE & SERVICES (0.5%)
VeriSign, Inc. (a).............     12,800            486,912
                                                 ------------
INVESTMENT BANK/BROKERAGE (1.0%)
Goldman Sachs Group, Inc.
 (The).........................     12,000          1,113,000
                                                 ------------

MACHINERY (1.2%)
Deere & Co. ...................     28,000          1,222,480
                                                 ------------
MANUFACTURING (3.2%)
Illinois Tool Works, Inc. .....     24,000          1,625,280
Tyco International Ltd. .......     30,700          1,808,230
                                                 ------------
                                                    3,433,510
                                                 ------------
OFFICE EQUIPMENT & SUPPLIES (1.7%)
Pitney Bowes Inc. .............     30,000          1,128,300
Xerox Corp. ...................     61,900            644,998
                                                 ------------
                                                    1,773,298
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
OIL--INTEGRATED DOMESTIC (2.6%)
Occidental Petroleum Corp. ....     21,500       $    570,395
Phillips Petroleum Co. ........     17,600          1,060,576
USX-Marathon Group.............     36,000          1,080,000
                                                 ------------
                                                    2,710,971
                                                 ------------
OIL--INTEGRATED INTERNATIONAL (1.4%)
ChevronTexaco Corp. ...........     16,000          1,433,760
                                                 ------------

PAPER & FOREST PRODUCTS (1.0%)
International Paper Co. .......     27,400          1,105,590
                                                 ------------

POLLUTION CONTROL (1.6%)
Waste Management, Inc. ........     52,500          1,675,275
                                                 ------------

PUBLISHING (0.6%)
Knight-Ridder, Inc. ...........      9,400            610,342
                                                 ------------

RAILROADS (1.0%)
Burlington Northern Santa Fe
 Corp. ........................     38,700          1,104,111
                                                 ------------

RESTAURANTS (0.9%)
McDonald's Corp. ..............     35,900            950,273
                                                 ------------

RETAIL (5.4%)
CDW Computer Centers, Inc.
 (a)...........................     10,900            585,439
Kroger Co. (The) (a)...........     50,000          1,043,500
Office Depot, Inc. (a).........     56,000          1,038,240
TJX Cos., Inc. (The)...........     34,200          1,363,212
Wal-Mart Stores, Inc. .........     29,000          1,668,950
                                                 ------------
                                                    5,699,341
                                                 ------------
TELECOMMUNICATIONS (1.5%)
Sprint Corp. (PCS Group) (a)...     25,000            610,250
WorldCom, Inc.- WorldCom Group
 (a)...........................     68,800            968,704
                                                 ------------
                                                    1,578,954
                                                 ------------
TELEPHONE (2.0%)
Qwest Communications
 International, Inc. ..........     81,900          1,157,247
Verizon Communications Inc. ...     21,300          1,010,898
                                                 ------------
                                                    2,168,145
                                                 ------------
TOYS (1.3%)
Mattel, Inc. ..................     79,000          1,358,800
                                                 ------------
Total Common Stocks
 (Cost $97,346,220)............                   103,576,260
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Portfolio of Investments December 31, 2001 (continued)


                                 PRINCIPAL
                                   AMOUNT           VALUE
                                 ----------------------------
SHORT-TERM INVESTMENT (2.5%)

COMMERCIAL PAPER (2.5%)
UBS Finance Delaware LLC 1.75%,
 due 1/2/02....................  $2,671,000      $  2,670,870
                                                 ------------
Total Short-Term Investment
 (Cost $2,670,870).............                     2,670,870
                                                 ------------
Total Investments (Cost
 $100,017,090) (c).............      100.1%       106,247,130(d)
                                                 ------------
Liabilities in Excess of Cash
 and Other Assets..............       (0.1)          (127,226)
                                 ----------      ------------
Net Assets.....................      100.0%      $106,119,904
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost stated also represents the aggregate cost for
     federal income tax purposes.
(d)  At December 31, 2001, net unrealized appreciation was
     $6,230,040, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $11,241,695 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $5,011,655.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $100,017,090).............................................       $106,247,130
Cash........................................................             18,514
Receivables:
  Fund shares sold..........................................            112,334
  Dividends and interest....................................             84,817
Unamortized organization expense............................             19,123
                                                                   ------------
        Total assets........................................        106,481,918
                                                                   ------------
LIABILITIES:
Payables:
  Transfer agent............................................             86,487
  Fund shares redeemed......................................             82,041
  NYLIFE Distributors.......................................             69,306
  Manager...................................................             65,558
  Custodian.................................................              2,604
  Trustees..................................................                929
Accrued expenses............................................             55,089
                                                                   ------------
        Total liabilities...................................            362,014
                                                                   ------------
Net assets..................................................       $106,119,904
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     25,897
  Class B...................................................             61,944
  Class C...................................................              1,428
Additional paid-in capital..................................        115,855,781
Accumulated net realized loss on investments................        (16,055,186)
Net unrealized appreciation on investments..................          6,230,040
                                                                   ------------
Net assets..................................................       $106,119,904
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 31,388,900
                                                                   ============
Shares of beneficial interest outstanding...................          2,589,697
                                                                   ============
Net asset value per share outstanding.......................       $      12.12
Maximum sales charge (5.50% of offering price)..............               0.71
                                                                   ------------
Maximum offering price per share outstanding................       $      12.83
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 73,047,998
                                                                   ============
Shares of beneficial interest outstanding...................          6,194,435
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.79
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $  1,683,006
                                                                   ============
Shares of beneficial interest outstanding...................            142,759
                                                                   ============
Net asset value and offering price per share outstanding....       $      11.79
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $  1,148,746
  Interest..................................................       158,360
                                                              ------------
    Total income............................................     1,307,106
                                                              ------------
Expenses:
  Manager...................................................       786,574
  Distribution--Class B.....................................       580,185
  Distribution--Class C.....................................        14,568
  Transfer agent............................................       506,318
  Service--Class A..........................................        82,669
  Service--Class B..........................................       193,395
  Service--Class C..........................................         4,856
  Shareholder communication.................................        46,173
  Recordkeeping.............................................        37,831
  Professional..............................................        34,793
  Registration..............................................        30,242
  Custodian.................................................        17,958
  Amortization of organization expense......................        13,490
  Trustees..................................................         3,665
  Miscellaneous.............................................        20,979
                                                              ------------
    Total expenses..........................................     2,373,696
                                                              ------------
Net investment loss.........................................    (1,066,590)
                                                              ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (14,706,029)
Net change in unrealized appreciation on investments........    (8,506,176)
                                                              ------------
Net realized and unrealized loss on investments.............   (23,212,205)
                                                              ------------
Net decrease in net assets resulting from operations........  $(24,278,795)
                                                              ============

-------

     Dividends recorded net of foreign withholding taxes of
(a)  $1,537.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Statement of Changes in Net Assets

                                                               Year ended     Year ended
                                                              December 31,   December 31,
                                                                  2001           2000
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $(1,066,590)   $   (944,330)
  Net realized loss on investments..........................  (14,706,029)       (372,992)
  Net change in unrealized appreciation on investments......   (8,506,176)     (3,866,863)
                                                              ------------   ------------
  Net decrease in net assets resulting from operations......  (24,278,795)     (5,184,185)
                                                              ------------   ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................           --        (430,756)
    Class B.................................................           --      (1,060,495)
    Class C.................................................           --         (25,456)
  In excess of net realized gain on investments:
    Class A.................................................           --         (95,663)
    Class B.................................................           --        (235,519)
    Class C.................................................           --          (5,658)
                                                              ------------   ------------
      Total distributions to shareholders...................           --      (1,853,547)
                                                              ------------   ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    6,796,136      18,640,429
    Class B.................................................   14,489,535      50,550,783
    Class C.................................................      653,976       1,857,926
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................           --         513,511
    Class B.................................................           --       1,258,666
    Class C.................................................           --          28,179
                                                              ------------   ------------
                                                               21,939,647      72,849,494
  Cost of shares redeemed:
    Class A.................................................   (6,568,060)     (5,447,199)
    Class B.................................................  (15,736,874)    (14,452,687)
    Class C.................................................     (814,757)       (290,694)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (1,180,044)     52,658,914
                                                              ------------   ------------
      Net increase (decrease) in net assets.................  (25,458,839)     45,621,182
NET ASSETS:
Beginning of year...........................................  131,578,743      85,957,561
                                                              ------------   ------------
End of year.................................................  $106,119,904   $131,578,743
                                                              ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                       This page intentionally left blank

18
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                                  ---------------------------------------------------
                                                                                                           June 1*
                                                                       Year ended December 31,             through
                                                                  ---------------------------------      December 31,
                                                                   2001         2000         1999            1998
                                                                  -------      -------      -------      ------------
Net asset value at beginning of period......................      $ 14.74      $ 15.37      $ 11.86        $ 10.00
                                                                  -------      -------      -------        -------
Net investment loss (a).....................................        (0.05)       (0.04)       (0.02)         (0.05)
Net realized and unrealized gain (loss) on investments......        (2.57)       (0.38)        3.54           1.91
                                                                  -------      -------      -------        -------
Total from investment operations............................        (2.62)       (0.42)        3.52           1.86
                                                                  -------      -------      -------        -------
Less distributions to shareholders:
  From net realized gain on investments.....................           --        (0.17)       (0.01)            --
  In excess of net realized gain on investments: ...........           --        (0.04)          --             --
                                                                  -------      -------      -------        -------
Total distributions to shareholders: .......................           --        (0.21)       (0.01)            --
                                                                  -------      -------      -------        -------
Net asset value at end of period............................      $ 12.12      $ 14.74      $ 15.37        $ 11.86
                                                                  =======      =======      =======        =======
Total investment return (b).................................       (17.77%)      (2.70%)      29.67%         18.60%
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.....................................        (0.42%)      (0.26%)      (0.16%)        (1.09%)+
    Expenses................................................         1.58%        1.49%        1.59%          2.53%+
Portfolio turnover rate.....................................           95%          70%          72%            32%
Net assets at end of period (in 000's)......................      $31,389      $38,040      $26,214        $13,293

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.
(c)  Less than one thousand.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              19
                                                                               -

                     Class B                                     Class C
    ------------------------------------------   ----------------------------------------
                                    June 1*                                 September 1**
      Year ended December 31,       through      Year ended December 31,       through
    ---------------------------   December 31,   ------------------------   December 31,
     2001      2000      1999         1998        2001     2000     1999        1998
    -------   -------   -------   ------------   ------   ------   ------   -------------
    $ 14.45   $ 15.19   $ 11.80     $ 10.00      $14.45   $15.19   $11.80      $ 9.22
    -------   -------   -------     -------      ------   ------   ------      ------
      (0.15)    (0.15)    (0.11)      (0.08)      (0.15)   (0.15)   (0.11)      (0.06)
      (2.51)    (0.38)     3.51        1.88       (2.51)   (0.38)    3.51        2.64
    -------   -------   -------     -------      ------   ------   ------      ------
      (2.66)    (0.53)     3.40        1.80       (2.66)   (0.53)    3.40        2.58
    -------   -------   -------     -------      ------   ------   ------      ------
         --     (0.17)    (0.01)         --          --    (0.17)   (0.01)         --
         --     (0.04)       --          --          --    (0.04)      --          --
    -------   -------   -------     -------      ------   ------   ------      ------
         --     (0.21)    (0.01)         --          --    (0.21)   (0.01)         --
    -------   -------   -------     -------      ------   ------   ------      ------
    $ 11.79   $ 14.45   $ 15.19     $ 11.80      $11.79   $14.45   $15.19      $11.80
    =======   =======   =======     =======      ======   ======   ======      ======
     (18.41%)   (3.46%)   28.80%      18.00%     (18.41%)  (3.46%)  28.80%      27.98%
      (1.17%)   (1.01%)   (0.91%)     (1.84%)+    (1.17%)  (1.01%)  (0.91%)     (1.84%)+
       2.33%     2.24%     2.34%       3.28%+      2.33%    2.24%    2.34%       3.28%+
         95%       70%       72%         32%         95%      70%      72%         32%
    $73,048   $91,246   $58,937     $12,351      $1,683   $2,293   $  806      $   --(c)

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

20
-

MainStay Growth Opportunities Fund


NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is comprised of twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Growth Opportunities Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such

                                                                              21
                                                                               -

Notes to Financial Statements


system, and (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's manager, if these prices are deemed to be representative of market values at the regular close of business of the Exchange (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's manager believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,460 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $1,066,590 and $1,072,662 are decreases to accumulated net investment loss and additional paid-in-capital, respectively. In addition, accumulated undistributed net realized loss has been decreased by $6,072. These book-tax differences are due primarily to a net investment loss incurred by the Fund for the year.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the

22
-

MainStay Growth Opportunities Fund


presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. Through January 1, 2001, Madison Square Advisors LLC served as subadvisor to the Fund under a Sub-Advisory Agreement with MainStay Management. As of January 2, 2001, the Fund is advised by NYLIM directly, without a subadvisor, and Madison Square Advisors LLC was merged into NYLIM on February 28, 2001.

                                                                              23
                                                                               -

Notes to Financial Statements (continued)


The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.65%, 2.40% and 2.40% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $786,574. It was not necessary for the Manager to reimburse the Fund for expenses.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $653 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $2,597, $116,127 and $1,536, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001, amounted to $506,318.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

24
-

MainStay Growth Opportunities Fund


CAPITAL. At December 31, 2001, New York Life held shares of Class A with a net asset value of $12,303,715, which represents 39.2% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $2,482 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $37,831 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $1,379,379 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $14,675,806 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $103,563 and $103,818, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

                                                                              25
                                                                               -

Notes to Financial Statements (continued)


NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                        YEAR ENDED                       YEAR ENDED
                                                     DECEMBER 31, 2001                DECEMBER 31, 2000
                                                ---------------------------      ---------------------------
                                                CLASS A   CLASS B   CLASS C      CLASS A   CLASS B   CLASS C
                                                -------   -------   -------      -------   -------   -------
Shares sold...................................    534      1,152       50         1,196     3,298      123
Shares issued in reinvestment of
  distributions...............................     --         --       --            36        89        2
                                                 ----     ------      ---         -----     -----      ---
                                                  534      1,152       50         1,232     3,387      125
Shares redeemed...............................   (525)    (1,273)     (66)         (356)     (953)     (19)
                                                 ----     ------      ---         -----     -----      ---
Net increase (decrease).......................      9       (121)     (16)          876     2,434      106
                                                 ====     ======      ===         =====     =====      ===

26
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Growth Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Growth Opportunities Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              27
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              29
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

30
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSGP11-02/02
                                                    21

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Growth Opportunities Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Research Value
                                                              Fund versus Russell 1000 Value Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
Research Value Fund versus Russell
1000 Value Index and Inflation

CLASS A SHARES Total Returns: 1 Year -11.30%, Since Inception 6.23%

                                                 MAINSTAY RESEARCH VALUE      RUSSELL 1000 VALUE
                                                          FUND                     INDEX(1)              INFLATION (CPI)(2)
                                                 -----------------------      ------------------         ------------------
6/1/98                                                     9450                      10000                      10000
12/98                                                      9734                      10442                      10111
12/99                                                     11520                      11209                      10381
12/00                                                     13236                      11995                      10731
12/01                                                     12423                      11324                      10897

CLASS B SHARES Total Returns: 1 Year -11.45%, Since Inception 6.65%

                                                 MAINSTAY RESEARCH VALUE      RUSSELL 1000 VALUE
                                                          FUND                     INDEX(1)              INFLATION (CPI)(2)
                                                 -----------------------      ------------------         ------------------
6/1/98                                                    10000                      10000                      10000
12/98                                                     10250                      10442                      10111
12/99                                                     12050                      11209                      10381
12/00                                                     13741                      11995                      10731
12/01                                                     12601                      11324                      10897

CLASS C SHARES Total Returns: 1 Year -7.76%, Since Inception 7.12%

                                                 MAINSTAY RESEARCH VALUE      RUSSELL 1000 VALUE
                                                          FUND                     INDEX(1)              INFLATION (CPI)(2)
                                                 -----------------------      ------------------         ------------------
6/1/98                                                    10000                      10000                      10000
12/98                                                     10250                      10442                      10111
12/99                                                     12050                      11209                      10381
12/00                                                     13741                      11995                      10731
12/01                                                     12801                      11324                      10897

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
-------


(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.


(2) See footnote and table on page 10 for more information about Lipper Inc.

(3) See footnote on page 5 for more information about the Russell 1000 Value Index.


(4) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's loan-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Portfolio Management Discussion and Analysis
The year 2001 was a difficult one for equity investors, as evidence of weakening business conditions mounted. The Federal Reserve responded early in the year with an unexpected rate cut on January 3, 2001. Over the 12-month period, the Fed lowered the targeted federal funds rate 11 times--for a total reduction of 4.75%.

Despite these efforts to engineer a "soft landing" for the economy, the stock market suffered from reduced capital expenditures, falling corporate profits, and flagging consumer confidence. A continuing series of layoffs fueled investor uncertainty. Gross domestic product slipped into negative territory in the third quarter as stock market volatility reached exceptional levels. Following the September terrorist attacks, stocks generally plummeted, and in late November, economists confirmed that the United States had been in recession since March of 2001.

As the war on terrorism got underway, investors began to regain their confidence. Stocks in most sectors rallied in the fourth quarter of 2001, based on stronger-than-expected economic reports and growing expectations for a recovery in the second half of 2002. Despite this rebound, however, the S&P 500 Index(1) posted a negative return for the second year in a row--a phe-nomenon investors hadn't seen since the early 1970s.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Research Value Fund returned -6.14% for Class A shares and -6.84% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -1.78% return of the average Lipper(2) multi-cap value fund over the same period. All share classes also underperformed the -5.59% return of the Russell 1000(R) Value Index.(3)

As of December 31, 2001, MainStay Research Value Fund Class A, Class B and Class C shares each received an Overall Morningstar Rating(TM) of four stars out of 4,811 domestic equity funds.(4) Class A, Class B, and Class C shares were each rated four stars out of 4,811 domestic equity funds for the three-year period ended December 31, 2001.

Throughout the reporting period, we strictly adhered to the Fund's fundamental analysis and portfolio diversification disciplines. The Fund's performance relative to its peers was due primarily to mixed results from individual stock selection.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

Year-end                                                                    TOTAL RETURN %
                                                                            --------------
12/98                                                                             3.00
12/99                                                                            18.35
12/00                                                                            14.89
12/01                                                                            -6.14

See footnote 1 on page 10 for more information on performance.

CLASS B AND CLASS C SHARES

Year-end                                                                    TOTAL RETURN %
                                                                            --------------
12/98                                                                             3.00
12/99                                                                            18.35
12/00                                                                            14.89
12/01                                                                            -6.14

Past performance is no guarantee of future results. Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information on performance.

STRONG AND WEAK PERFORMERS

The Fund's best-performing securities for the year ending December 31, 2001, were spread across several economic sectors.

- Accenture is a provider of management and technology consulting services. The company preannounced earnings that were ahead of analysts' projections and the stock benefited from general strength in the technology sector late in the year. We purchased the Fund's position in Accenture after the company's initial public offering in the third quarter of 2001.

8

- First Data is one of the largest independent data-services companies providing merchant processing, credit-card, and money-transfer services. The stock advanced on fundamental company strengths and was aided by the technology rally in the fourth quarter.

- ACE Ltd., a global insurance and reinsurance provider, performed well late in the year due to confidence that property/casualty pricing would increase after the tragic events of September 11, 2001.

- International Business Machines, the world's largest computer corporation, performed well, advancing on the strength of the company's fundamentals and the fourth-quarter rally in the technology sector.

- American Express is a worldwide provider of travel-related, financial advisory, and international banking services. The stock contributed positively to the Fund's performance when the travel-related industry rebounded in the fourth quarter. We established the Fund's position in American Express in late September.

Some of the Fund's holdings that did not do so well were Reliant Resources, Emerson Electric, and General Motors Class H (Hughes Electronics). Reliant Resources, which was a new holding for the Fund in 2001, is a competitive provider of electricity and energy services. Its price performance reflected general weakness in the utility sector. Our outlook for this stock is positive. Emerson Electric is a worldwide designer, manufacturer, and seller of a broad range of electrical, electromechanical, and electronic products and systems. Its stock declined due to concerns over future earnings. We sold the Fund's position in Emerson Electric in the fourth quarter. Hughes Electronics is a publicly traded subsidiary of General Motors that focuses solely on satellite and wireless communications businesses. Its shares reflected the general decline in the cable/satellite television industry and uncertainty over Echostar's ability to secure regulatory approval to acquire Hughes Electronics.

We do not seek to over- or underweight sectors in the Fund, but rather construct the portfolio on a stock-by-stock basis. As a result of our bottom-up security selection, we decreased the Fund's exposure to technology stocks, consumer stocks, and producer durables over the course of the year. We also increased the Fund's exposure to financial services, energy, health care, and materials and processing stocks.

LOOKING AHEAD

In this challenging economic environment, stock selection was and, in our opinion, will remain the key to successful investment results. This is particularly true since valuations are near historic highs based on traditional measures, and catalysts that are likely to add value are becoming difficult to find.

                                                                               9
                                                                               -

We were able to buy some fundamentally sound companies at valuations we found attractive near the end of September, and many of those stocks performed well in the fourth quarter. We believe our emphasis on risk control and careful stock selection served us well during an extraordinary year. We remain committed to these disciplines and our intense fundamental research approach going forward.

Whatever the markets may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Joseph A. Austin
John (Jack) W. Murphy
Daniel M. Theriault
Portfolio Managers
John A. Levin & Co., Inc.

10
-

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/01
    Class A                       -6.14%                      7.92%
    Class B                       -6.84%                      7.12%
    Class C                       -6.84%                      7.12%

   FUND RETURNS (WITH SALES CHARGES)(1)

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/01
    Class A                      -11.30%                      6.23%
    Class B                      -11.45%                      6.65%
    Class C                       -7.76%                      7.12%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                  1 YEAR         SINCE INCEPTION THROUGH 12/31/01
    Class A                349 out of 482 funds        62 out of 317 funds
    Class B                370 out of 482 funds        89 out of 317 funds
    Class C                370 out of 482 funds        96 out of 329 funds
    Average Lipper
    multi-cap value fund          -1.78%                      4.89%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $11.67      $0.0000      $0.1160
    Class B     $11.34      $0.0000      $0.1160
    Class C     $11.34      $0.0000      $0.1160

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.

Information on this page and the preceding pages has not been audited.

Portfolio of Investments December 31, 2001

                                                                              11
                                                                               -

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (91.9%)+
AEROSPACE/DEFENSE (0.3%)
Rockwell Collins, Inc...........      9,700       $   189,150
                                                  -----------
AGRICULTURAL PRODUCTS (1.1%)
Monsanto Co.....................     18,100           611,780
                                                  -----------
AUTO PARTS & EQUIPMENT (0.3%)
TRW, Inc........................      4,600           170,384
                                                  -----------
BANKS (5.8%)
Bank of New York Co., Inc.
 (The)..........................     31,500         1,285,200
FleetBoston Financial Corp......     19,100           697,150
U.S. Bancorp....................     36,958           773,531
Washington Mutual, Inc..........     18,700           611,490
                                                  -----------
                                                    3,367,371
                                                  -----------
BEVERAGES (2.4%)
Anheuser-Busch Cos., Inc........     20,500           926,805
Coca-Cola Co. (The).............      9,600           452,640
                                                  -----------
                                                    1,379,445
                                                  -----------
BROADCAST/MEDIA (0.2%)
Pegasus Communications Corp.
 (a)............................     12,600           131,166
                                                  -----------
CHEMICALS (2.0%)
Du Pont (E.I.) de Nemours &
 Co.............................     27,600         1,173,276
                                                  -----------

COMMUNICATIONS-EQUIPMENT (1.5%)
General Motors Corp. Class H
 (a)............................     54,600           843,570
                                                  -----------
COMPUTER SOFTWARE & SERVICES (2.7%)
Automatic Data Processing,
 Inc............................     17,100         1,007,190
First Data Corp.................      7,300           572,685
                                                  -----------
                                                    1,579,875
                                                  -----------
COMPUTER SYSTEMS (3.4%)
Hewlett-Packard Co..............     47,000           965,380
International Business Machines
 Corp...........................      8,300         1,003,968
                                                  -----------
                                                    1,969,348
                                                  -----------
CONGLOMERATES (1.2%)
Textron, Inc....................     16,900           700,674
                                                  -----------
ELECTRIC POWER COMPANIES (2.2%)
Constellation Energy Group,
 Inc............................     47,900         1,271,745
                                                  -----------

ELECTRICAL EQUIPMENT (4.1%)
General Electric Co.............     40,900         1,639,272
Koninklijke Philips
 Electronics....................     24,069           700,649
                                                  -----------
                                                    2,339,921
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
ELECTRONICS-DEFENSE (1.0%)
Raytheon Co.....................     18,000       $   584,460
                                                  -----------

ELECTRONICS-SEMICONDUCTORS (1.8%)
Texas Instruments, Inc..........     36,600         1,024,800
                                                  -----------

ENTERTAINMENT (1.0%)
Walt Disney Co. (The)...........     28,800           596,736
                                                  -----------

FINANCE (1.2%)
American Express Co.............     19,100           681,679
                                                  -----------

FOOD (4.2%)
Archer-Daniels-Midland Co.           37,600           539,560
Heinz (H.J.) Co.................     21,900           900,528
Sara Lee Corp...................     45,100         1,002,573
                                                  -----------
                                                    2,442,661
                                                  -----------
HARDWARE & TOOLS (1.9%)
Black & Decker Corp. (The)......     28,250         1,065,873
                                                  -----------

HEALTH CARE-DRUGS (3.5%)
Lilly (Eli) & Co................     11,200           879,648
Pharmacia Corp..................     26,933         1,148,692
                                                  -----------
                                                    2,028,340
                                                  -----------
HEALTH CARE-HMO'S (1.8%)
Aetna Inc.......................     31,200         1,029,288
                                                  -----------

HEALTH CARE-MISCELLANEOUS (2.3%)
American Home Products Corp.....      8,600           527,696
Johnson & Johnson...............     13,700           809,670
                                                  -----------
                                                    1,337,366
                                                  -----------
INDEPENDENT POWER PRODUCER (1.8%)
Reliant Resources, Inc. (a).....     63,700         1,051,687
                                                  -----------

INSURANCE (12.9%)
ACE, Ltd........................     34,800         1,397,220
Aon Corp........................     52,500         1,864,800
Principal Financial Group, Inc.
 (The) (a)......................     25,700           616,800
Prudential Financial, Inc.
 (a)............................     20,000           663,800
UnumProvident Corp..............     59,900         1,587,949
XL Capital Ltd. Class A.........     14,600         1,333,856
                                                  -----------
                                                    7,464,425
                                                  -----------
MACHINERY (1.5%)
Deere & Co......................     19,600           855,736
                                                  -----------

-------
+ Percentages indicated are based on Fund net ssets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Research Value Fund

12
-

                                    SHARES           VALUE
                                  ---------------------------
COMMON STOCKS (CONTINUED)
MANUFACTURING (3.8%)
Honeywell International, Inc....     18,400       $   622,288
Tyco International Ltd..........     26,700         1,572,630
                                                  -----------
                                                    2,194,918
                                                  -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.8%)
El Paso Corp....................     49,200         2,194,812
                                                  -----------

OIL-INTEGRATED DOMESTIC (1.9%)
Conoco Inc......................     38,800         1,098,040
                                                  -----------

OIL-INTEGRATED INTERNATIONAL (1.0%)
ChevronTexaco Corp..............      6,600           591,426
                                                  -----------

OIL & GAS SERVICES (5.2%)
Burlington Resources Inc........     29,900         1,122,446
Schlumberger Ltd................     17,600           967,120
Unocal Corp.....................     25,700           926,999
                                                  -----------
                                                    3,016,565
                                                  -----------
PUBLISHING (1.8%)
Tribune Co......................     26,900         1,006,867
                                                  -----------

RESTAURANTS (1.9%)
McDonald's Corp.................     41,800         1,106,446
                                                  -----------

SPECIALIZED SERVICES (4.5%)
Accenture Ltd. (a)..............     39,700         1,068,724
KPMG Consulting, Inc. (a).......     92,400         1,531,068
                                                  -----------
                                                    2,599,792
                                                  -----------
TELECOMMUNICATIONS (2.0%)
Sprint Corp. (PCS Group) (a)....     46,400         1,132,624
                                                  -----------

TELEPHONE (3.9%)
BellSouth Corp..................     36,200         1,381,030
Verizon Communications Inc......     18,300           868,518
                                                  -----------
                                                    2,249,548
                                                  -----------
Total Common Stocks
 (Cost $52,231,538).............                   53,081,794
                                                  -----------

                                    SHARES           VALUE
                                  ---------------------------
PREFERRED STOCKS (1.6%)
Crown Castle International Corp.
 Conv. Pfd., 6.25%..............      9,400       $   244,400
Kmart Financing Conv. Pfd.,
 7.75%..........................     22,600           655,400
                                                  -----------
                                                      899,800
                                                  -----------
Total Preferred Stocks
 (Cost $1,331,147)..............                      899,800
                                                  -----------
                                  PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM INVESTMENTS (6.4%)

TIME DEPOSITS (6.4%)
Bank of New York Cayman
 1.5312%-1.625%,
 due 1/2/02-1/4/02..............  $3,718,000        3,718,000
Total Short-Term Investment
 (Cost $3,718,000)..............                    3,718,000
                                                  -----------
Total Investments
 (Cost $57,280,685) (b).........       99.9%       57,699,594(c)
Cash and Other Assets, Less
 Liabilities....................        0.1            53,097
                                  ----------      -----------
Net Assets......................      100.0%      $57,752,691
                                  ==========      ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $57,396,308.
(c)  At December 31, 2001, net unrealized appreciation was
     $303,286, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $4,635,064 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $4,331,778.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $57,280,685)..............................................       $57,699,594
Cash........................................................             1,363
Receivables:
  Fund shares sold..........................................           146,237
  Dividends and interest....................................            79,407
  Investment securities sold................................            40,791
Unamortized organization expense............................            19,123
                                                                   -----------
        Total assets........................................        57,986,515
                                                                   -----------
LIABILITIES:
Payables:
  Manager...................................................            42,727
  Investment securities purchased...........................            38,913
  Fund shares redeemed......................................            35,230
  Transfer agent............................................            34,436
  NYLIFE Distributors.......................................            33,430
  Custodian.................................................             2,397
  Trustees..................................................               494
Accrued expenses............................................            46,197
                                                                   -----------
        Total liabilities...................................           233,824
                                                                   -----------
Net assets..................................................       $57,752,691
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    20,014
  Class B...................................................            25,183
  Class C...................................................             5,141
Additional paid-in capital..................................        57,329,026
Accumulated distributions in excess of net realized gain on
  investments...............................................           (45,582)
Net unrealized appreciation on investments..................           418,909
                                                                   -----------
Net assets..................................................       $57,752,691
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $23,360,060
                                                                   ===========
Shares of beneficial interest outstanding...................         2,001,369
                                                                   ===========
Net asset value per share outstanding.......................       $     11.67
Maximum sales charge (5.50% of offering price)..............              0.68
                                                                   -----------
Maximum offering price per share outstanding................       $     12.35
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $28,561,857
                                                                   ===========
Shares of beneficial interest outstanding...................         2,518,327
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.34
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $ 5,830,774
                                                                   ===========
Shares of beneficial interest outstanding...................           514,109
                                                                   ===========
Net asset value and offering price per share outstanding....       $     11.34
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $   846,542
  Interest..................................................      138,487
                                                              -----------
    Total income............................................      985,029
                                                              -----------
Expenses:
  Manager...................................................      467,318
  Distribution--Class B.....................................      198,350
  Distribution--Class C.....................................       41,292
  Transfer agent............................................      192,786
  Service--Class A..........................................       57,566
  Service--Class B..........................................       66,117
  Service--Class C..........................................       13,764
  Registration..............................................       34,631
  Professional..............................................       31,093
  Shareholder communication.................................       25,832
  Recordkeeping.............................................       21,658
  Amortization of organization expense......................       13,490
  Custodian.................................................        9,225
  Trustees..................................................        1,848
  Miscellaneous.............................................       20,236
                                                              -----------
    Net expenses............................................    1,195,206
                                                              -----------
Net investment loss.........................................     (210,177)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................       41,736
Net change in unrealized appreciation on investments........   (3,633,217)
                                                              -----------
Net realized and unrealized loss on investments.............   (3,591,481)
                                                              -----------
Net decrease in net assets resulting from operations........  $(3,801,658)
                                                              ===========

-------
(a) Dividends recorded net of foreign withholding taxes of $2,740.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                                Year ended       Year ended
                                                               December 31,     December 31,
                                                                   2001             2000
                                                              ---------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................    $  (210,177)    $  (110,457)
  Net realized gain on investments..........................         41,736       3,783,455
  Net change in unrealized appreciation on investments......     (3,633,217)        801,022
                                                                -----------     -----------
  Net increase (decrease) in net assets resulting from
    operations..............................................     (3,801,658)      4,474,020
                                                                -----------     -----------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................       (229,042)     (1,290,721)
    Class B.................................................       (287,073)     (1,322,917)
    Class C.................................................        (59,490)       (212,080)
                                                                -----------     -----------
      Total distributions to shareholders...................       (575,605)     (2,825,718)
                                                                -----------     -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................      5,123,867       7,524,615
    Class B.................................................     11,830,716      13,382,748
    Class C.................................................      3,499,206       3,381,650
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................        199,555       1,139,725
    Class B.................................................        238,459       1,199,702
    Class C.................................................         22,795         129,874
                                                                -----------     -----------
                                                                 20,914,598      26,758,314
  Cost of shares redeemed:
    Class A.................................................     (2,850,802)     (1,092,487)
    Class B.................................................     (4,429,426)     (2,246,401)
    Class C.................................................     (1,556,377)       (325,720)
                                                                -----------     -----------
      Increase in net assets derived from capital share
       transactions.........................................     12,077,993      23,093,706
                                                                -----------     -----------
      Net increase in net assets............................      7,700,730      24,742,008
NET ASSETS:
Beginning of year...........................................     50,051,961      25,309,953
                                                                -----------     -----------
End of year.................................................    $57,752,691     $50,051,961
                                                                ===========     ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                       Class A
                                                              ---------------------------------------------------------
                                                                                                             June 1*
                                                               Year ended     Year ended     Year ended      through
                                                              December 31,   December 31,   December 31,   December 31,
                                                                  2001           2000           1999           1998
                                                              ------------   ------------   ------------   ------------
Net asset value at beginning of period......................    $ 12.56        $ 11.62        $ 10.30        $ 10.00
                                                                -------        -------        -------        -------
Net investment income (loss) (a)............................       0.01           0.00(b)       (0.03)         (0.07)
Net realized and unrealized gain (loss) on investments......      (0.78)          1.70           1.90           0.37
                                                                -------        -------        -------        -------
Total from investment operations............................      (0.77)          1.70           1.87           0.30
                                                                -------        -------        -------        -------
Less distributions:
  From net realized gain on investments.....................      (0.12)         (0.76)         (0.37)            --
  In excess of net realized gain on investments.............         --             --          (0.18)            --
                                                                -------        -------        -------        -------
Total distributions to shareholders.........................      (0.12)         (0.76)         (0.55)            --
                                                                -------        -------        -------        -------
Net asset value at end of period............................    $ 11.67        $ 12.56        $ 11.62        $ 10.30
                                                                =======        =======        =======        =======
Total investment return (c).................................      (6.14%)        14.89%         18.35%          3.00%
Ratios (to average net assets)
  Supplemental Data:
    Net investment income (loss)............................       0.05%          0.06%         (0.33%)        (1.48%)+
    Net expenses............................................       1.74%          1.80%          1.80%          3.15%+
    Expenses (before reimbursement).........................       1.74%          1.89%          2.14%          3.15%+
Portfolio turnover rate.....................................         44%            60%            63%            53%
Net assets at end of period (in 000's)......................    $23,360        $22,619        $13,987        $10,378

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                              Class B                                                     Class C
     ---------------------------------------------------------   ----------------------------------------------------------
                                                    June 1*                                                   September 1**
      Year ended     Year ended     Year ended      through       Year ended     Year ended     Year ended       through
     December 31,   December 31,   December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
         2001           2000           1999           1998           2001           2000           1999           1998
     ------------   ------------   ------------   ------------   ------------   ------------   ------------   -------------
       $ 12.30        $ 11.48        $ 10.25        $ 10.00        $ 12.30        $ 11.48        $ 10.25         $  8.30
       -------        -------        -------        -------        -------        -------        -------         -------
         (0.08)         (0.08)         (0.09)         (0.10)         (0.08)         (0.08)         (0.09)          (0.06)
         (0.76)          1.66           1.87           0.35          (0.76)          1.66           1.87            2.01
       -------        -------        -------        -------        -------        -------        -------         -------
         (0.84)          1.58           1.78           0.25          (0.84)          1.58           1.78            1.95
       -------        -------        -------        -------        -------        -------        -------         -------
         (0.12)         (0.76)         (0.37)            --          (0.12)         (0.76)         (0.37)             --
            --             --          (0.18)            --             --             --          (0.18)             --
       -------        -------        -------        -------        -------        -------        -------         -------
         (0.12)         (0.76)         (0.55)            --          (0.12)         (0.76)         (0.55)             --
       -------        -------        -------        -------        -------        -------        -------         -------
       $ 11.34        $ 12.30        $ 11.48        $ 10.25        $ 11.34        $ 12.30        $ 11.48         $ 10.25
       =======        =======        =======        =======        =======        =======        =======         =======
         (6.84%)        14.03%         17.56%          2.50%         (6.84%)        14.03%         17.56%          23.49%

         (0.70%)        (0.69%)        (1.08%)        (2.23%)+       (0.70%)        (0.69%)        (1.08%)         (2.23%)+
          2.49%          2.55%          2.55%          3.90%+         2.49%          2.55%          2.55%           3.90%+
          2.49%          2.64%          2.89%          3.90%+         2.49%          2.64%          2.89%           3.90%+
            44%            60%            63%            53%            44%            60%            63%             53%
       $28,562        $23,087        $10,176        $ 4,589        $ 5,831        $ 4,345        $ 1,146         $   138

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

18
-

MainStay Research Value Fund
NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Research Value Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices

Notes to Financial Statements

                                                                              19
                                                                               -

supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. Permanent book-tax differences of $210,177 are decreases to accumulated net investment loss and additional paid-in-capital, respectively. These book-tax differences are primarily due to a net investment loss incurred by the Fund in 2001.

MainStay Research Value Fund

20
-

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote (c) to the Portfolio of Investments.

Distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income of $434,239 and net long-term capital gain of $141,366.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records

                                                                              21
                                                                               -

required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to John A. Levin & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.85% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.80%, 2.55% and 2.55% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $467,318. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended December 31, 2001.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.425% on assets up to $250 million, 0.3825% on assets from $250 million to $500 million and 0.34% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $2,245 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $2,927, $35,587 and $2,455, respectively, for the year ended December 31, 2001.

MainStay Research Value Fund

22
-

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001, amounted to $192,786.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2001, New York Life held shares of Class A with a net asset value of $11,712,257. This represents 50.1% of the net assets at year end for Class A.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $1,252 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $21,658 for the year ended December 31, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $33,395 and $22,451, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

                                                                              23
                                                                               -

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                  YEAR ENDED                                YEAR ENDED
                                               DECEMBER 31, 2001                         DECEMBER 31, 2000
                                      -----------------------------------       -----------------------------------
                                      CLASS A       CLASS B       CLASS C       CLASS A       CLASS B       CLASS C
                                      -------       -------       -------       -------       -------       -------
Shares sold.........................    427          1,011          296           590          1,076          269
Shares issued in reinvestment of
  distributions.....................     17             21            2            94            101           11
                                       ----          -----         ----           ---          -----          ---
                                        444          1,032          298           684          1,177          280
Shares redeemed.....................   (244)          (391)        (137)          (86)          (186)         (27)
                                       ----          -----         ----           ---          -----          ---
Net increase........................    200            641          161           598            991          253
                                       ====          =====         ====           ===          =====          ===

24
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Research Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Research Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              25
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

28
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSRV11-02/02
                                                    22

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Research Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Growth
                                                              Fund versus Russell 2000 Index and
                                                              Inflation--Class A, Class B, and Class C
                                                              Shares                                           4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            14
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

                       This page intentionally left blank

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

                                                                               3
                                                                               -

$10,000 Invested in MainStay Small
Cap Growth Fund versus Russell
2000 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -23.23%, Since Inception 8.41%

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND            RUSSELL 2000 INDEX(1)        INFLATION (CPI)(2)
                                                   ------------------         ---------------------        ------------------
6/1/98                                                     9450                       10000                       10000
12/98                                                      9932                        9307                       10111
12/99                                                     20620                       11246                       10381
12/00                                                     16447                       10906                       10731
12/01                                                     13361                       11177                       10897

CLASS B SHARESTotal Returns: 1 Year -23.38%, Since Inception 8.83%

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND            RUSSELL 2000 INDEX(1)        INFLATION (CPI)(2)
                                                   ------------------         ---------------------        ------------------
6/1/98                                                    10000                       10000                       10000
12/98                                                     10460                        9307                       10111
12/99                                                     21550                       11246                       10381
12/00                                                     17044                       10906                       10731
12/01                                                     13547                       11177                       10897

CLASS C SHARESTotal Returns: 1 Year -20.15%, Since Inception 9.27%

                                                   MAINSTAY SMALL CAP
                                                       GROWTH FUND            RUSSELL 2000 INDEX(1)        INFLATION (CPI)(2)
                                                   ------------------         ---------------------        ------------------
6/1/98                                                    10000                       10000                       10000
12/98                                                     10460                        9307                       10111
12/99                                                     21550                       11246                       10381
12/00                                                     17044                       10906                       10731
12/01                                                     13747                       11177                       10897

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

                                                                               5
                                                                               -

Portfolio Management Discussion and Analysis
The equity markets were extremely volatile in 2001. Following a sharp decline in the first quarter, equities staged a significant spring rally. During the summer, however, earnings warnings and layoffs made it increasingly evident that the economy had slipped into a recession, and stock prices resumed their decline.

The terrorist attacks in September led to a massive equity sell-off. Many investors feared that this incident and possible future terrorist actions would have a long-lasting detrimental effect on economic growth. Equity markets rallied strongly in the fourth quarter, however, as the Fed continued to ease, consumer confidence rebounded, and a variety of economic indicators suggested that the recession was close to an end.

For the second year in a row, value stocks significantly outperformed growth equities, and small-cap stocks outperformed their larger-capitalization counterparts.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Small Cap Growth Fund returned -18.76% for Class A shares and -19.34% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the -10.79% return of the average Lipper(1) small-cap growth fund over the same period. All share classes also underperformed the 2.49% return of the Russell 2000(R) Index(2) for 2001.

The Fund's overweighted position in the technology sector early in the year was partly responsible for its underperformance. Stock selection in the technology, health care, and consumer sectors also had an adverse effect on the Fund's results. On the positive side, the Fund benefited from its overweighted position in consumer staples and financial stocks and its underweighted position in the energy sector.

TECHNOLOGY

The technology sector was the largest detractor from the Fund's performance in 2001. Suppliers to the telecommunications market, such as Stratos Lightwave, EMCORE, and Digital Lightwave, were particularly hard hit. The Fund sold all three of these holdings when it became apparent that the decline in telecom spending would be greater than anticipated. Corporate spending cutbacks on supply-chain software resulted in earnings disappointments for Manugistics and EXE Technologies, and the Fund sold its holdings in both of these companies.

-------
(1) See footnote and table on page 10 for more information about Lipper Inc.

(2) See footnote on page 5 for more information about the Russell 2000(R) Index.

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES

                                                                            CLASS A SHARES
                                                                            --------------
12/98                                                                             5.10
12/99                                                                           107.61
12/00                                                                           -20.24
12/01                                                                           -18.76

CLASS B AND CLASS C SHARES

                                                                         CLASS B AND C SHARES
                                                                         --------------------
12/98                                                                             4.60
12/99                                                                           106.02
12/00                                                                           -20.91
12/01                                                                           -19.34

Despite the overall weakness in the technology sector, component supplier Merix was among the Fund's top performers for the year. We added to the Fund's position in the first quarter, following sharp price corrections. With purchases at close to book value, the Fund benefited when stock prices recovered.

Technology was the Fund's best performing sector in the fourth quarter. After seeing prices decline over the first nine months of the year, we found many small-cap technology names attractive and overweighted the sector in the last three months of the year. We concentrated the Fund's purchases in a number of specialty semiconductor-related companies, including Cabot Microelectronics,


                                                                               7
                                                                               -

Integrated Circuit Systems, and Rudolph Technologies. Anticipating a rebound in technology spending, we also invested in software companies Retek and JDA Software. The Fund also purchased Genesis Microchip, a supplier to the fast-growing flat-panel display market. All of these additions contributed positively to the Fund's performance.

HEALTH CARE

Health care was the second-worst performing sector for the year. The under-performance occurred almost entirely in the fourth quarter. Although the Fund's more-defensive health services holdings had held up well earlier in the year, many corrected sharply when investors rotated into more cyclical areas.

RehabCare Group, a rehabilitation and staffing company, experienced significant problems executing its business plan. LifePoint Hospitals, a rural hospital man-agement company, also detracted from the Fund's performance. PRAECIS Pharmaceuticals and Titan Pharmaceuticals are two biotechnology companies that experienced disappointing results in their key drug trials. All of these holdings were sold during the year.

On a more positive note, the Fund's top-performing stock for the year was AdvancePCS, a pharmacy benefit management company that experienced strong earnings growth. We still hold AdvancePCS but sold a portion of the Fund's position in the second half of the year, with a positive impact on performance. We reduced our exposure to health care stocks in the fourth quarter, using the proceeds to purchase issues with greater economic sensitivity.

CONSUMER-RELATED SECTORS

The Fund was hurt by several specialty-retail and apparel stocks, including Linens 'N Things, Cost Plus, and Gildan Activewear. Earnings growth at all three companies suffered in a recessionary environment. The Fund continues to hold Linens 'N Things, but sold Cost Plus and Gildan on concerns about their infrastructure and competitive positioning. Profit Recovery Group, a service supplier to the retail industry, also faced earnings difficulties and we sold the Fund's position during the reporting period.

Other retail stocks had better results. Consumer electronics retailer Tweeter Entertainment and crafts retailer Michaels Stores were both strong performers in 2001. During the fourth quarter, the Fund moved to an overweighted position in consumer cyclicals by adding several new retailers--including Williams-Sonoma and Talbots--at what we believed to be attractive valuation levels.

Despite recessionary pressures, earnings in the consumer-staples sector held up well. Distribution companies, including Patterson Dental and AmerisourceBergen showed strong relative performance, as did two specialty restaurant chains,

Panera Bread Company and P.F. Chang's China Bistro. The Fund sold its position in AmerisourceBergen due to the company's large market capitalization, but has continued to hold the other stocks.

FINANCIAL AND OTHER HOLDINGS

Financial stocks also contributed positively to the Fund's performance for the year. The Fund's largest holding as of December 31, 2001, was Affiliated Managers Group, an investment management company that recorded substantial gains during 2001. The Fund sold a portion of its position at a profit during the year. The Fund added to its position in New York Community Bancorp, a regional thrift, in the first half of 2001 and sold the majority of its position in the second half of the year at a considerable gain. We also sold the Fund's position in auto lender AmeriCredit at a gain. In the fourth quarter, we reduced the Fund's exposure to the financial sector by cutting back on bank holdings that, in our opinion, had already reflected the advantages lower interest rates.

The Fund also benefited from two takeovers in 2001, recording gains from the separate acquisitions of Citadel Communications and energy company Louis Dreyfus.

LOOKING AHEAD

We believe that the combination of low interest rates, low inflation, low energy prices, and lower taxes--combined with some inventory rebuilding--may lead to improved economic growth in the year ahead. Accordingly, we have positioned the Fund to benefit from a recovery, emphasizing more cyclical consumer and technology stocks over defensive health care and financial issues. Small-cap stocks typically perform well when the economy is emerging from a recession, and we continue to focus on well-managed companies with strong growth prospects.

Whatever the markets or the economy may bring, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/01
    Class A              -18.76%                       10.13%
    Class B              -19.34%                        9.27%
    Class C              -19.34%                        9.27%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                          1 YEAR          SINCE INCEPTION THROUGH 12/31/01
    Class A              -23.23%                        8.41%
    Class B              -23.38%                        8.83%
    Class C              -20.15%                        9.27%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                           1 YEAR          SINCE INCEPTION THROUGH 12/31/01
    Class A         293 out of 383 funds          62 out of 239 funds
    Class B         297 out of 383 funds          71 out of 239 funds
    Class C         297 out of 383 funds         122 out of 251 funds
    Average Lipper
    small-cap
    growth fund                  -10.79%                        7.02%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $13.90      $0.0000      $0.0000
    Class B     $13.51      $0.0000      $0.0000
    Class C     $13.51      $0.0000      $0.0000

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.

Information on this page and the preceding pages has not been audited.


10
-

Portfolio of Investments December 31, 2001


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (97.9%)+

ADVERTISING & MARKETING SERVICES (0.7%)
Metris Cos. Inc. ..............     69,700       $  1,791,987
                                                 ------------
AEROSPACE/DEFENSE (1.1%)
DRS Technologies, Inc. (a).....     82,100          2,926,865
                                                 ------------
BANKS (0.9%)
BankUnited Financial Corp.
 Class A (a)...................     80,383          1,193,687
New York Community Bancorp,
 Inc. .........................     46,808          1,070,499
                                                 ------------
                                                    2,264,186
                                                 ------------
BIOTECHNOLOGY (5.3%)
InterMune, Inc. (a)............     45,709          2,251,625
Invitrogen Corp. (a)...........     37,121          2,298,904
Myriad Genetics, Inc. (a)......     54,928          2,891,410
Neurocrine Biosciences, Inc.
 (a)...........................     39,600          2,031,876
Protein Design Labs, Inc.
 (a)...........................     64,770          2,132,876
TECHNE Corp. (a)...............     65,080          2,398,198
                                                 ------------
                                                   14,004,889
                                                 ------------
BROADCAST/MEDIA (2.2%)
Martha Stewart Living Omnimedi,
 Inc. Class A (a)..............    122,049          2,007,706
Radio One, Inc. Class D (a)....    220,264          3,966,955
                                                 ------------
                                                    5,974,661
                                                 ------------
COMMERCIAL & CONSUMER SERVICES (2.9%)
BISYS Group, Inc. (a)..........     76,627          4,903,362
Corinthian Colleges, Inc.
 (a)...........................     67,003          2,739,752
                                                 ------------
                                                    7,643,114
                                                 ------------
COMMUNICATIONS--EQUIPMENT (0.9%)
Harris Corp. ..................     78,600          2,398,086
                                                 ------------

COMPUTER SOFTWARE & SERVICES (10.4%)
Advent Software, Inc. (a)......     73,955          3,694,052
Concurrent Computer Corp.
 (a)...........................    149,000          2,212,650
JDA Software Group, Inc. (a)...    112,600          2,516,610
Macrovision Corp. (a)..........     72,142          2,540,841
Manhattan Associates, Inc.
 (a)...........................    123,385          3,596,673
Precise Software Solutions Ltd.
 (a)...........................    130,279          2,691,564
Retek Inc. (a).................     98,000          2,927,260
SeaChange International, Inc.
 (a)...........................     66,500          2,268,980
SmartForce Public Limited Co.
 PLC ADR (a)(b)................     51,434          1,272,992
THQ Inc. (a)...................     22,300          1,080,881
Tier Technologies, Inc. Class B
 (a)...........................    124,800          2,690,688
                                                 ------------
                                                   27,493,191
                                                 ------------
COMPUTER SYSTEMS (5.3%)
Avocent Corp. (a)..............    164,073          3,978,770

                                   SHARES           VALUE
                                 ----------------------------
COMPUTER SYSTEMS (CONTINUED)
Cabot Microelectronics Corp.
 (a)...........................     37,015       $  2,933,439
CACI International Inc. Class A
 (a)...........................     45,736          1,805,886
FEI Co. (a)....................    105,843          3,335,113
Ixia (a).......................    149,381          1,919,546
                                                 ------------
                                                   13,972,754
                                                 ------------
COMPUTERS--NETWORKING (0.8%)
Computer Network Tech. Corp.
 (a)...........................    100,700          1,791,453
Tellium, Inc. (a)..............     55,700            347,011
                                                 ------------
                                                    2,138,464
                                                 ------------
COMPUTERS--PERIPHERAL (1.1%)
Integrated Circuit Systems,
 Inc. (a)......................    134,068          3,028,596
                                                 ------------

ELECTRICAL EQUIPMENT (1.3%)
EFTC Corp. (a).................      4,801              9,602
Harman International
 Industries, Inc. .............     77,100          3,477,210
                                                 ------------
                                                    3,486,812
                                                 ------------
ELECTRONICS--COMPONENTS (8.3%)
Amphenol Corp. Class A (a).....     79,966          3,842,366
Genesis Microchip Inc. (a).....     50,100          3,312,612
Merix Corp. (a)................    151,958          2,621,275
Microtune, Inc. (a)............    147,621          3,463,189
Plexus Corp. (a)...............     86,809          2,305,647
Rudolph Technologies, Inc.
 (a)...........................    113,354          3,890,309
Zoran Corp. (a)................     79,523          2,595,631
                                                 ------------
                                                   22,031,029
                                                 ------------
ELECTRONICS--DEFENSE (1.4%)
Aeroflex Inc. (a)..............    196,815          3,725,708
                                                 ------------

ELECTRONICS--INSTRUMENTATION (1.5%)
Mettler-Toledo International
 Inc. (a)......................     77,963          4,042,382
                                                 ------------

ELECTRONICS--SEMICONDUCTORS (4.3%)
Cymer, Inc. (a)................     79,200          2,117,016
Integrated Silicon Solution,
 Inc. (a)......................    216,218          2,646,508
Photronics, Inc. (a)...........    112,125          3,515,119
Simplex Solutions, Inc. (a)....    180,981          3,076,677
                                                 ------------
                                                   11,355,320
                                                 ------------
ENTERTAINMENT (0.5%)
Activision, Inc (a)............     45,450          1,182,154
                                                 ------------

FINANCE (2.1%)
BlackRock, Inc. Class A (a)....     43,687          1,821,748
Doral Financial Corp. .........     36,353          1,134,577
Financial Federal Corp. (a)....     15,300            478,125
Investors Financial Services
 Corp. ........................     30,536          2,021,789
                                                 ------------
                                                    5,456,239
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                               -

MainStay Small Cap Growth Fund


                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
FOOD & HEALTH CARE DISTRIBUTORS (2.4%)
Patterson Dental Co. (a).......     57,721       $  2,362,521
Performance Food Group Co.
 (a)...........................    110,502          3,886,355
                                                 ------------
                                                    6,248,876
                                                 ------------
HEALTH CARE--DRUGS (2.2%)
Celgene Corp. (a)..............     45,600          1,455,552
D & K Healthcare Resources,
 Inc. .........................     49,738          2,832,579
Isis Pharmaceuticals, Inc.
 (a)...........................     70,700          1,568,833
                                                 ------------
                                                    5,856,964
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (5.0%)
Bruker Daltronics, Inc. (a)....     59,500            972,825
Charles River Laboratories
 International, Inc. (a).......     85,044          2,847,273
Digene Corp. (a)...............     60,691          1,790,385
Endocare, Inc. (a).............     44,800            803,264
ICU Medical, Inc. (a)..........     44,468          1,978,826
Orthofix International N.V.
 (a)...........................     57,732          2,142,002
Respironics, Inc. (a)..........     77,199          2,674,173
                                                 ------------
                                                   13,208,748
                                                 ------------
HEALTH CARE--MISCELLANEOUS (3.8%)
AdvancePCS (a).................     62,568          1,836,371
AMN Healthcare Services, Inc.
 (a)...........................     11,800            323,320
Cross Country, Inc. (a)........     26,800            710,200
Dianon Systems, Inc. (a).......     44,321          2,694,717
MAXIMUS, Inc. (a)..............     38,289          1,610,435
Province Healthcare Co. (a)....     94,064          2,902,815
                                                 ------------
                                                   10,077,858
                                                 ------------
HOMEBUILDING (1.3%)
M.D.C. Holdings, Inc. .........     90,790          3,430,954
                                                 ------------

HOUSEHOLD--FURNISHINGS & APPLIANCES (1.1%)
Ethan Allen Interiors Inc. ....     67,700          2,815,643
                                                 ------------

INSURANCE (1.4%)
RenaissanceRe Holdings Ltd. ...     39,697          3,787,094
                                                 ------------
INTERNET SOFTWARE & SERVICES (1.5%)
Agile Software Corp. (a).......    139,416          2,400,744
SkillSoft Corp. (a)............     59,450          1,540,944
                                                 ------------
                                                    3,941,688
                                                 ------------
INVESTMENT BANK/BROKERAGE (2.0%)
Affiliated Managers Group, Inc.
 (a)...........................     75,481          5,319,901
                                                 ------------
LEISURE TIME (1.3%)
GTECH Holdings Corp. (a).......     76,436          3,461,786
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
MANUFACTURING (2.4%)
Applied Films Corp. (a)........    103,700       $  3,240,625
Armor Holdings, Inc. (a).......    116,600          3,147,034
                                                 ------------
                                                    6,387,659
                                                 ------------
OIL & GAS SERVICES (1.2%)
Hanover Compressor Co. (a).....     28,533            720,744
Patterson-UTI Energy, Inc.
 (a)...........................    111,000          2,587,410
                                                 ------------
                                                    3,308,154
                                                 ------------
RESTAURANTS (4.4%)
Cheesecake Factory Inc. (The)
 (a)...........................     94,089          3,271,474
P.F. Chang's China Bistro, Inc.
 (a)...........................     40,842          1,931,827
Panera Bread Co. Class A (a)...     48,400          2,518,736
Smith & Wollensky Restaurant
 Group, Inc. (a)...............    301,256          1,147,785
Sonic Corp. (a)................     78,532          2,827,152
                                                 ------------
                                                   11,696,974
                                                 ------------
RETAIL (8.6%)
Abercrombie & Fitch Co. Class A
 (a)...........................    132,493          3,515,039
AnnTaylor Stores Corp. (a).....     75,100          2,628,500
Electronics Boutique Holdings
 Corp. (a).....................     41,415          1,654,115
Linens 'n Things, Inc. (a).....     59,408          1,514,904
Michaels Stores, Inc. (a)......    121,572          4,005,798
Talbots, Inc. (The)............     73,096          2,649,730
Tweeter Home Entertainment
 Group, Inc. (a)...............    132,355          3,838,295
Williams-Sonoma, Inc. (a)......     70,107          3,007,590
                                                 ------------
                                                   22,813,971
                                                 ------------
SPECIALIZED SERVICES (1.2%)
Advisory Board Co. (The) (a)...     21,200            587,240
Corporate Executive Board Co.
 (The) (a).....................     71,187          2,612,563
                                                 ------------
                                                    3,199,803
                                                 ------------
TELECOMMUNICATIONS (3.0%)
Boston Communications Group,
 Inc. (a)......................    172,338          1,956,036
Intrado Inc. (a)...............    102,582          2,749,198
Metro One Telecommunications,
 Inc. (a)......................    103,536          3,131,964
                                                 ------------
                                                    7,837,198
                                                 ------------
TEXTILES (1.2%)
Coach, Inc. (a)................     79,489          3,098,481
                                                 ------------

TRANSPORTATION (1.8%)
C.H. Robinson Worldwide,
 Inc. .........................     73,844          2,135,199
Knight Transportation, Inc.
 (a)...........................    143,400          2,693,052
                                                 ------------
                                                    4,828,251
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
WASTE MANAGEMENT (1.1%)
Waste Connections, Inc. (a)....     95,998       $  2,974,978
                                                 ------------
Total Common Stocks
 (Cost $228,580,537)...........                   259,211,418
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENTS (4.9%)
COMMERCIAL PAPER (2.7%)
American Express Credit Corp.
 1.76%, due 1/7/02.............  $3,000,000         2,998,918
Freddie Mac Discount Note
 1.45%, due 1/2/02.............  1,200,000          1,200,000
General Electric Capital Corp.
 1.84%, due 1/10/02............  3,000,000          2,998,772
                                                 ------------
Total Commercial Paper
 (Cost $7,197,690).............                     7,197,690
                                                 ------------
                                   SHARES           VALUE
                                 ----------------------------
INVESTMENT COMPANY (2.2%)
Merrill Lynch Premier
 Institutional Fund............  5,771,630       $  5,771,630
                                                 ------------
Total Investment Company
 (Cost $5,771,630).............                     5,771,630
                                                 ------------
Total Short-Term Investments
 (Cost $12,969,320)............                    12,969,320
                                                 ------------
Total Investments
 (Cost $241,549,857) (c).......      102.8%       272,180,738(d)
Liabilities in Excess of
 Cash and Other Assets.........       (2.8)        (7,495,975)
                                 ----------      ------------
Net Assets.....................      100.0%      $264,684,763
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $242,257,722.
(d)  At December 31, 2001 net unrealized appreciation was
     $29,923,016, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $39,940,697 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $10,017,681.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $241,549,857).............................................       $ 272,180,738
Cash........................................................             566,066
Receivables:
  Investment securities sold................................           1,952,913
  Fund shares sold..........................................             335,258
  Dividends.................................................              15,406
                                                                   -------------
        Total assets........................................         275,050,381
                                                                   -------------
LIABILITIES:
Payables:
  Investment securities purchased...........................           8,896,293
  Fund shares redeemed......................................             687,465
  Transfer agent............................................             251,606
  Manager...................................................             228,652
  NYLIFE Distributors.......................................             184,824
  Custodian.................................................               4,133
  Trustees..................................................               2,236
Accrued expenses............................................             110,409
                                                                   -------------
        Total liabilities...................................          10,365,618
                                                                   -------------
Net assets..................................................       $ 264,684,763
                                                                   =============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $      44,014
  Class B...................................................             145,663
  Class C...................................................               4,905
Additional paid-in capital..................................         395,643,988
Accumulated net realized loss on investments................        (161,784,688)
Net unrealized appreciation on investments..................          30,630,881
                                                                   -------------
Net assets..................................................       $ 264,684,763
                                                                   =============
CLASS A
Net assets applicable to outstanding shares.................       $  61,197,343
                                                                   =============
Shares of beneficial interest outstanding...................           4,401,367
                                                                   =============
Net asset value per share outstanding.......................       $       13.90
Maximum sales charge (5.50% of offering price)..............                0.81
                                                                   -------------
Maximum offering price per share outstanding................       $       14.71
                                                                   =============
CLASS B
Net assets applicable to outstanding shares.................       $ 196,859,127
                                                                   =============
Shares of beneficial interest outstanding...................          14,566,347
                                                                   =============
Net asset value and offering price per share outstanding....       $       13.51
                                                                   =============
CLASS C
Net assets applicable to outstanding shares.................       $   6,628,293
                                                                   =============
Shares of beneficial interest outstanding...................             490,497
                                                                   =============
Net asset value and offering price per share outstanding....       $       13.51
                                                                   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $    537,629
  Interest..................................................       430,792
                                                              ------------
    Total income............................................       968,421
                                                              ------------
Expenses:
  Manager...................................................     2,876,467
  Distribution--Class B.....................................     1,539,158
  Distribution--Class C.....................................        54,710
  Transfer agent............................................     1,516,281
  Service--Class A..........................................       187,828
  Service--Class B..........................................       513,053
  Service--Class C..........................................        18,236
  Shareholder communication.................................       122,970
  Recordkeeping.............................................        55,422
  Professional..............................................        51,292
  Custodian.................................................        34,461
  Registration..............................................        31,466
  Amortization of organization expense......................        10,497
  Trustees..................................................         9,087
  Miscellaneous.............................................        25,967
                                                              ------------
    Total expenses..........................................     7,046,895
                                                              ------------
Net investment loss.........................................    (6,078,474)
                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (88,516,981)
Net change in unrealized appreciation on investments........    22,194,933
                                                              ------------
Net realized and unrealized loss on investments.............   (66,322,048)
                                                              ------------
Net decrease in net assets resulting from operations........  $(72,400,522)
                                                              ============

-------

(a) Dividends recorded net of foreign withholding taxes of $1,314.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2001            2000
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment loss.......................................  $ (6,078,474)   $  (7,026,117)
  Net realized loss on investments..........................   (88,516,981)     (72,089,709)
  Net change in unrealized appreciation on investments......    22,194,933      (59,798,619)
                                                              -------------   -------------
  Net decrease in net assets resulting from operations......   (72,400,522)    (138,914,445)
                                                              -------------   -------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................            --       (1,675,233)
    Class B.................................................            --       (4,325,912)
    Class C.................................................            --         (165,392)
                                                              -------------   -------------
      Total distributions to shareholders...................            --       (6,166,537)
                                                              -------------   -------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    69,345,748      165,391,059
    Class B.................................................    51,801,052      343,733,165
    Class C.................................................     1,334,747       23,378,245
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................            --        1,580,538
    Class B.................................................            --        4,190,214
    Class C.................................................            --          142,164
                                                              -------------   -------------
                                                               122,481,547      538,415,385
  Cost of shares redeemed:
    Class A.................................................   (88,087,806)     (93,213,639)
    Class B.................................................   (64,886,457)    (116,263,582)
    Class C.................................................    (2,679,045)     (10,589,750)
                                                              -------------   -------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................   (33,171,761)     318,348,414
                                                              -------------   -------------
      Net increase (decrease) in net assets.................  (105,572,283)     173,267,432
NET ASSETS:
Beginning of year...........................................   370,257,046      196,989,614
                                                              -------------   -------------
End of year.................................................  $264,684,763    $ 370,257,046
                                                              =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

                                                                              17
                                                                               -

                       This page intentionally left blank

Financial Highlights selected per share data and ratios

                                                                               Class A
                                                              ------------------------------------------
                                                                                              June 1*
                                                                Year ended December 31,       through
                                                              ---------------------------   December 31,
                                                               2001      2000      1999         1998
                                                              -------    ----      ----     ------------
Net asset value at beginning of period......................  $ 17.11   $ 21.82   $ 10.51     $ 10.00
                                                              -------   -------   -------     -------
Net investment loss (a).....................................    (0.22)    (0.26)    (0.20)      (0.10)
Net realized and unrealized gain (loss) on investments......    (2.99)    (4.17)    11.51        0.61
                                                              -------   -------   -------     -------
Total from investment operations............................    (3.21)    (4.43)    11.31        0.51
                                                              -------   -------   -------     -------
Less distributions:
From net realized gain on investments.......................       --     (0.28)       --          --
                                                              -------   -------   -------     -------
Net asset value at end of period............................  $ 13.90   $ 17.11   $ 21.82     $ 10.51
                                                              =======   =======   =======     =======
Total investment return (b).................................   (18.76%)  (20.24%)  107.61%       5.10%
Ratios (to average net assets)/
 Supplemental Data:
   Net investment loss......................................    (1.56%)   (1.20%)   (1.48%)     (2.12%)+
   Expenses.................................................     1.90%     1.70%     1.91%       2.63% +
Portfolio turnover rate.....................................      111%      122%       86%         32%
Net assets at end of period (in 000's)......................  $61,197   $99,415   $64,470     $15,319

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
(a)  Per share data based on average shares outstanding during the period.
(b)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

                       Class B                                       Class C
    ---------------------------------------------   -----------------------------------------
                                       June 1*                                 September 1**
       Year ended December 31,         through      Year ended December 31,       through
    ------------------------------   December 31,   ------------------------    December 31,
      2001       2000       1999         1998        2001     2000     1999         1998
    --------     ----       ----     ------------   ------    ----     ----    -------------
    $  16.75   $  21.55   $  10.46     $ 10.00      $16.75   $21.55   $10.46       $ 8.43
    --------   --------   --------     -------      ------   ------   ------       ------
       (0.32)     (0.42)     (0.29)      (0.12)      (0.32)  (0.42)    (0.29)       (0.09)
       (2.92)     (4.10)     11.38        0.58       (2.92)  (4.10)    11.38         2.12
    --------   --------   --------     -------      ------   ------   ------       ------
       (3.24)     (4.52)     11.09        0.46       (3.24)  (4.52)    11.09         2.03
    --------   --------   --------     -------      ------   ------   ------       ------
          --      (0.28)        --          --          --   (0.28)       --           --
    --------   --------   --------     -------      ------   ------   ------       ------
    $  13.51   $  16.75   $  21.55     $ 10.46      $13.51   $16.75   $21.55       $10.46
    ========   ========   ========     =======      ======   ======   ======       ======
      (19.34%)   (20.91%)   106.02%       4.60%     (19.34%) (20.91%) 106.02%       24.08%
       (2.31%)    (1.95%)    (2.23%)     (2.87%)+    (2.31%)  (1.95%)  (2.23%)      (2.87%)+
        2.65%      2.45%      2.66%       3.38%+      2.65%    2.45%    2.66%        3.38% +
         111%       122%        86%         32%        111%     122%      86%          32%
    $196,859   $260,999   $130,487     $20,748      $6,628   $9,843   $2,032       $    1

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              19
                                                                               -

MainStay Small Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and


20
-

Notes to Financial Statements


preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations. On October 11, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,117, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such


                                                                              21
                                                                               -

MainStay Small Cap Growth Fund


amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $6,078,474 and $4,900,476 are decreases to accumulated net investment loss and additional paid-in-capital, respectively. In addition, accumulated undistributed net realized loss has been increased by $1,177,998. These book-tax differences are due primarily to a net investment loss incurred by the Fund and reclassification of gain on redemption-in-kind.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of


22
-
the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. For the year ended December 31, 2001, the Manager earned $2,876,467.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and MacKay Shields, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets of the Fund.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $4,476 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $16,944, $317,730 and $5,485, respectively, for the year ended December 31, 2001.


                                                                              23
                                                                               -

MainStay Small Cap Growth Fund


TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $1,516,281.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $6,166 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $55,422 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $157,864,211 were available, as shown in the table below, to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

The Fund intends to elect to treat for federal income tax purposes $3,212,612 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002.

                        CAPITAL LOSS
                     AVAILABLE THROUGH                           AMOUNT
                     -----------------                        ------------
      2008..................................................  $ 44,310,080
      2009..................................................   113,554,131
                                                              ------------
                                                              $157,864,211
                                                              ============

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $307,007 and $324,064, respectively. Included in sales proceeds for the Fund is


24
-

$11,315,665 representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                       YEAR ENDED                    YEAR ENDED
                                                    DECEMBER 31, 2001             DECEMBER 31, 2000
                                               ---------------------------   ---------------------------
                                               CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                               -------   -------   -------   -------   -------   -------
Shares sold..................................    4,957    3,775       96       7,189   14,856     1,019
Shares issued in reinvestment of
  and distributions..........................       --       --       --          96      260         9
                                               -------   ------     ----     -------   ------     -----
                                                 4,957    3,775       96       7,285   15,116     1,028
Shares redeemed..............................   (6,367)  (4,793)    (194)     (4,429)  (5,588)     (534)
                                               -------   ------     ----     -------   ------     -----
Net increase (decrease)......................   (1,410)  (1,018)     (98)      2,856    9,528       494
                                               =======   ======     ====     =======   ======     =====


                                                                              25
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Small Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002


26
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."


                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------


28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------


                                                                              29
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.


30
-

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants

(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSSG11- 02/02
                                                    24

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Growth Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Small Cap Value
                                                              Fund versus Russell 2000 Index, Russell 2000
                                                              Value Index, and Inflation-- Class A, Class
                                                              B, and Class C Shares                            4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Year-by-Year Performance                         7
                                                              Returns and Lipper Rankings as of 12/31/01      10
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            13
                                                              Notes to Financial Statements                   18
                                                              Report of Independent Accountants               24
                                                              Trustees and Officers                           25
                                                              The MainStay(R) Funds                           28

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4

$10,000 Invested in MainStay
Small Cap Value Fund versus
Russell 2000 Index, Russell 2000 Value Index, and Inflation

CLASS A SHARES Total Returns: 1 Year 9.08%, Since Inception 8.92%
[LINE GRAPH]

                                        MAINSTAY SMALL CAP                             RUSSELL 2000 VALUE
                                            VALUE FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                            --------------    ---------------------    ------------------     ------------------
6/1/98                                         9450                   10000                  10000                  10000
12/98                                          8533                    9307                   8907                  10111
12/99                                          9055                   11246                   8775                  10381
12/00                                         11774                   10906                  10778                  10731
12/01                                         13591                   11177                  12289                  10897

CLASS B SHARESTotal Returns: 1 Year 9.57%, Since Inception 9.41%
[LINE GRAPH]

                                        MAINSTAY SMALL CAP                             RUSSELL 2000 VALUE
                                            VALUE FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                            --------------    ---------------------    ------------------     ------------------
6/1/98                                        10000                   10000                  10000                  10000
12/98                                          9000                    9307                   8907                  10111
12/99                                          9481                   11246                   8775                  10381
12/00                                         12229                   10906                  10778                  10731
12/01                                         13811                   11177                  12289                  10897

CLASS C SHARESTotal Returns: 1 Year 13.57%, Since Inception 9.85%
[LINE GRAPH]

                                        MAINSTAY SMALL CAP                             RUSSELL 2000 VALUE
                                            VALUE FUND        RUSSELL 2000 INDEX(1)         INDEX(2)          INFLATION (CPI)(3)
                                            --------------    ---------------------    ------------------     ------------------
6/1/98                                        10000                   10000                  10000                  10000
12/98                                          9000                    9307                   8907                  10111
12/99                                          9481                   11246                   8775                  10381
12/00                                         12229                   10906                  10778                  10731
12/01                                         14011                   11177                  12289                  10897

                                                                               5
                                                                               -

The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 2%, which would apply for the period shown. Class C share performance includes the historical performance of the Class B shares for periods from 6/1/98 through 8/31/98. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

 (1) The Russell 2000(R) Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

 (2) MainStay Small Cap Value Fund, going forward, will measure its performance against the Russell 2000(R) Value Index. This Index reflects the holdings of the Fund better than the Russell 2000 Index against which the Fund is currently measured. The Russell 2000 Value Index is therefore a better performance benchmark. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. An investment cannot be made directly into an index.

 (3) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
-------


(1) See footnote on page 5 for more information about the Russell 2000(R) Index.
(2) The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.
(3) See footnote on page 5 for more information about the Russell 2000(R) Value Index.
(4) The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An investment cannot be made directly into an index.
(5) See footnote and table on page 10 for more information about Lipper Inc.
(6) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.

Portfolio Management Discussion and Analysis
Small-capitalization stocks were among the few bright spots in the U.S. equity market in 2001. As in the previous year, small-cap stocks outperformed large-cap issues. Indeed, the performance difference between the Russell 2000(R) Index(1) and the Russell 1000(R) Index,(2) was the largest in history. The Russell 2000 Index measures small-cap stocks and returned 2.49% in 2001. The Russell 1000 Index measures large-cap stocks and returned -12.45% over the same period.

Within the small-cap sector, the difference between value- and growth-oriented stocks was even greater. The Russell 2000(R) Value Index(3) returned 14.02% in 2001, while the Russell 2000(R) Growth Index(4) returned -9.23% for the same period. Small-cap value stocks benefited from lower relative valuations compared to the broader U.S. equity market and from increased investor attention to company fundamentals.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay Small Cap Value Fund returned 15.43% for Class A shares and 14.57% for Class B and Class C shares, excluding all sales charges. All share classes underperformed the 16.39% return of the average Lipper(5) small-cap value fund over the same period. All share classes outperformed the 2.49% return of the Russell 2000 Index and the 14.02% return of the Russell 2000 Value Index.

As of December 31, 2001, MainStay Small Cap Value Fund Class A, Class B, and Class C shares each received a five-star Overall Morningstar Rating(TM) out of 4,811 domestic equity funds.(6) Class A, Class B, and Class C shares were each rated five stars out of 4,811 domestic equity funds for the three-year period ended December 31, 2001.

During the first half of the year, the Fund's performance was heavily impacted by its strict investment discipline. In these early months, some of the best results came from deep-value stocks, including companies with poor earnings and weak balance sheets. Since the Fund seeks to buy solid, well-managed companies when they are priced at a discount, we did not fully participate in the rally among lower-quality names. For the year as a whole, however, the Fund's performance was strengthened by positive performance across all major industry sectors, with particularly strong results from consumer cyclicals, basic materials, consumer staples, and real estate.

                                                                               7
                                                                               -

YEAR-BY-YEAR PERFORMANCE

CLASS A SHARES
[PERFORMANCE CHART; LINE GRAPH]

                                                                       CLASS A SHARES
                                                                       --------------
12/98                                                                       -9.7
12/99                                                                       6.11
12/00                                                                      30.04
12/01                                                                      15.43

See footnote 1 on page 10 for more information on performance.
CLASS B AND CLASS C SHARES

[PERFORMANCE CHART; LINE GRAPH]

                                                                 CLASS B AND CLASS C SHARES
                                                                 --------------------------
12/98                                                                        -10
12/99                                                                       5.35
12/00                                                                      28.97
12/01                                                                      14.57

Class C share returns reflect the historical performance of the Class B shares through 8/98. See footnote 1 on page 10 for more information.

STRONG AND WEAK PERFORMERS

For the one-year period ending December 31, 2001, the Fund's best-performing stocks were spread across a wide array of economic sectors.

- Steiner Leisure (+52%) is a spa-service provider whose stock rebounded primarily due to two acquisitions that may solidify the company's position as a leader in its market.

8

- LNR Property (+42%) is a real estate financier and developer that advanced on continued strength in the real estate market, despite a sluggish U.S. economy.

- Perot Systems (+122%) is an information technology service provider that benefited from outsourcing trends and from company cost controls.

- Getty Images (+93%) provides photographic images to publishers and advertising agencies. The Fund purchased the company's stock in September when a weak advertising environment caused a severe price decline. We sold the stock in December when we believed it had reached its full valuation.

- Staten Island Bancorp (+56%) is the leading savings & loan on Staten Island, New York, and its stock benefited from the company's low-cost deposit base. Takeover speculation drove the stock price up, and the Fund sold its position in September 2001.

In addition to Getty Images, the Fund purchased Dress Barn, Chittenden, and Webster Financial during the second half of 2001. Dress Barn is a leading retailer of midpriced women's clothing. The company has been very profitable, with a strong balance sheet, and it has generated significant free cash flow. Chittenden and Webster Financial are both highly profitable regional banks with strong local market share. We sold the Fund's position in Ipalco, an Indiana utility, after it was acquired by AES. The Fund's stock in Arnold Industries, a trucking company, was sold in a cash takeover bid.

With falling natural gas prices, the energy sector was a poor performer in 2001. Two of the Fund's worst-performing securities came from this sector. Pride International (-39%) is a leading offshore drilling company that suffered from reduced drilling activity, and McMoRan Exploration (-56%) is an oil and natural gas exploration company whose performance was also depressed by poor success in new drilling. We sold McMoRan Exploration during the year. Another poor performer, Oneida (-29%), is the leading producer of tableware. Unfortunately Oneida's sales suffered following the mid-September market decline.

During the year, we increased the Fund's cyclical sensitivity and its weightings in industrial and technology stocks. We decreased the Fund's weightings in health care and consumer staples.

LOOKING AHEAD

We expect to see a modest economic recovery in 2002, based on several factors. After 11 Federal Reserve easing moves in 2001, we believe the added liquidity will strengthen both domestic and foreign economies. The U.S. Treasury yield curve's steep slope suggests more rapid economic growth, combined with low

                                                                               9
                                                                               -

inflation. Oil prices have fallen by a third from their 2001 highs, which has helped control inflation and has given consumers more money to spend. We also anticipate positive fiscal developments, including possible tax cuts that could improve consumer spending. Finally, we believe the inventory-reduction cycle, which has had a negative impact, may soon reverse course.

In the near term, the principle negatives we see for the economy are rising unemployment and high consumer and corporate debt. High debt levels could constrain capital spending and slow economic expansion. If so, the stock market may react negatively, since it has already priced in a vigorous recovery. Our biggest concern is that by most historical measures, valuation multiples are already above end-of-recession levels. The key question is whether earnings can recover fast enough to justify valuation multiples, without igniting inflation and triggering Federal Reserve tightening.

Like many strategists, we anticipate a modest market advance in 2002. We believe there are several reasons why small-cap stocks may do particularly well. Attractive valuations, cyclical sensitivity, and strong historical end-of-recession performance may all help small-cap equities. Wherever the markets or the economy may move, the Fund will continue to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Timothy Dalton, Jr.
Kenneth Greiner
Stephen J. Bruno
Portfolio Managers
Dalton, Greiner, Hartman, Maher & Co.

Stocks of small companies may be subject to higher price volatility, significantly lower trading volumes, and greater spreads between bid and ask prices than stocks of larger companies. Small companies may be more vulnerable to adverse business or market developments than mid- or large-capitalization companies.

MainStay Small Cap Value Fund was closed to new investors as of December 1, 2001.

10
-

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                                SINCE INCEPTION
                               1 YEAR           THROUGH 12/31/01
    Class A                    15.43%                10.65%
    Class B                    14.57%                 9.85%
    Class C                    14.57%                 9.85%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                                SINCE INCEPTION
                               1 YEAR           THROUGH 12/31/01
    Class A                     9.08%                 8.92%
    Class B                     9.57%                 9.41%
    Class C                    13.57%                 9.85%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                    SINCE INCEPTION
                                 1 YEAR            THROUGH 12/31/01
    Class A                    156 out of                31 out of
                               283 funds                186 funds
    Class B                    174 out of                40 out of
                               283 funds                186 funds
    Class C                    174 out of                44 out of
                               283 funds                195 funds
    Average Lipper small-cap
    value fund                   16.39%                  7.00%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

             NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A     $12.84      $0.0000      $0.2010
    Class B     $12.48      $0.0000      $0.2010
    Class C     $12.48      $0.0000      $0.2010

-------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

    Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Performance figures for this class include the historical performance of the Class B shares for periods from the Fund's inception on 6/1/98 through 8/31/98. Performance figures for the two classes vary after this date based on differences in their sales charges.

(2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A and Class B shares were first offered to the public on 6/1/98, and Class C shares on 9/1/98. Since-inception return for the average Lipper peer fund is for the period from 6/1/98 through 12/31/01.

Information on this page and the preceding pages has not been audited.

Portfolio of Investments December 31, 2001

                                                                              11
                                                                               -

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (94.9%)+

AUTO PARTS & EQUIPMENT (1.4%)
BorgWarner Automotive, Inc. ...     32,700       $  1,708,575
                                                 ------------
BANKS (9.6%)
Banknorth Group, Inc. .........     94,150          2,120,258
Chittenden Corp. ..............     26,800            739,680
Colonial BancGroup, Inc.,
 (The).........................    165,400          2,330,486
Commerce Bancshares, Inc. .....     42,715          1,665,458
Cullen/Frost Bankers, Inc. ....     40,000          1,235,200
Fulton Financial Corp. ........     86,500          1,888,295
Local Financial Corp. (a)......    133,800          1,871,862
                                                 ------------
                                                   11,851,239
                                                 ------------
BROADCAST/MEDIA (1.7%)
Mediacom Communications Corp.
 (a)...........................    114,900          2,098,074
                                                 ------------

BUILDING MATERIALS (3.0%)
NCI Building Systems, Inc.
 (a)...........................     88,400          1,564,680
Simpson Manufacturing Co., Inc.
 (a)...........................     37,400          2,143,020
                                                 ------------
                                                    3,707,700
                                                 ------------
CHEMICALS (4.4%)
Arch Chemicals, Inc. ..........    101,100          2,345,520
Georgia Gulf Corp. ............     45,500            841,750
H.B. Fuller Co.................     79,300          2,281,461
                                                 ------------
                                                    5,468,731
                                                 ------------
COMMERCIAL & CONSUMER SERVICES (2.1%)
Banta Corp. ...................     59,000          1,741,680
Central Parking Corp. .........     47,400            930,936
                                                 ------------
                                                    2,672,616
                                                 ------------
COMMUNICATIONS--EQUIPMENT (2.8%)
EMS Technologies, Inc. (a).....     52,700            847,416
Plantronics, Inc. (a) .........     55,800          1,430,712
SBS Technologies, Inc. (a).....     82,700          1,204,939
                                                 ------------
                                                    3,483,067
                                                 ------------
COMPUTER SOFTWARE & SERVICES (2.3%)
Perot Systems Corp. Class A
 (a)...........................     70,400          1,437,568
Take-Two Interactive Software,
 Inc. (a)......................     84,200          1,361,514
                                                 ------------
                                                    2,799,082
                                                 ------------
COSMETICS/PERSONAL CARE (1.3%)
Steiner Leisure Ltd. (a).......     76,200          1,619,250
                                                 ------------

EDUCATION (1.5%)
Learning Tree International,
 Inc. (a)......................     66,100          1,844,190
                                                 ------------

ELECTRIC POWER COMPANIES (1.7%)
Sierra Pacific Resources.......    138,600          2,085,930
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
ELECTRICAL EQUIPMENT (3.2%)
Artesyn Technologies, Inc.
 (a)...........................    132,000       $  1,228,920
Littelfuse, Inc. (a)...........     53,200          1,395,968
Technitrol, Inc. ..............     50,100          1,383,762
                                                 ------------
                                                    4,008,650
                                                 ------------
ELECTRONICS--COMPONENTS (1.1%)
Plexus Corp. (a)...............     49,900          1,325,344
                                                 ------------

ELECTRONICS--INSTRUMENTATION (1.3%)
TTM Technologies, Inc. (a).....    162,800          1,647,536
                                                 ------------

ELECTRONICS--SEMICONDUCTORS (3.1%)
Actel Corp. (a)................     63,900          1,272,249
Pericom Semiconductor Corp.
 (a)...........................     74,200          1,075,900
Therma-Wave, Inc. (a)..........     98,700          1,472,604
                                                 ------------
                                                    3,820,753
                                                 ------------
FINANCIAL MISCELLANEOUS (1.3%)
Webster Financial Corp. .......     49,300          1,554,429
                                                 ------------

FOOD (0.8%)
Flowers Foods, Inc. (a)........     23,640            943,709
                                                 ------------

HEALTH CARE--MEDICAL PRODUCTS (4.8%)
Arrow International, Inc. .....     41,600          1,661,504
Beckman Coulter, Inc. .........     36,300          1,608,090
Sybron Dental Specialties, Inc.
 (a) ..........................     65,600          1,415,648
West Pharmaceutical Services,
 Inc. .........................     44,900          1,194,340
                                                 ------------
                                                    5,879,582
                                                 ------------
HEALTH CARE--MISCELLANEOUS (4.3%)
Omnicare, Inc. ................     76,800          1,910,784
Orthodontic Centers of America,
 Inc. (a)......................     62,500          1,906,250
Renal Care Group, Inc. (a).....     46,500          1,492,650
                                                 ------------
                                                    5,309,684
                                                 ------------
HOUSEWARES (0.6%)
Oneida Ltd. ...................     54,500            705,775
                                                 ------------

INSURANCE (2.9%)
Delphi Financial Group,
 Inc. .........................     51,800          1,724,940
Reinsurance Group of America,
 Inc. .........................     56,600          1,883,648
                                                 ------------
                                                    3,608,588
                                                 ------------
INVESTMENT BANK/BROKERAGE (1.2%)
Jefferies Group, Inc. .........     31,800          1,345,458
Raymond James Financial,
 Inc. .........................      4,500            159,840
                                                 ------------
                                                    1,505,298
                                                 ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

12
-

                                   SHARES           VALUE
                                 ----------------------------
COMMON STOCKS (CONTINUED)
LEISURE TIME (2.3%)
Arctic Cat Inc. ...............    100,900       $  1,715,300
Coachmen Industries, Inc. .....     94,900          1,138,800
                                                 ------------
                                                    2,854,100
                                                 ------------
MANUFACTURING (8.1%)
Ametek, Inc. ..................     67,800          2,162,142
Brady Corp. Class A............     27,200            995,520
Briggs & Stratton Corp. .......     46,800          1,998,360
CLARCOR Inc. ..................     73,000          1,981,950
Esterline Technologies Corp.
 (a)...........................     28,200            451,482
IDEX Corp. ....................     36,600          1,262,700
Matthews International Corp.
 Class A.......................     48,200          1,184,756
                                                 ------------
                                                   10,036,910
                                                 ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (1.4%)
El Paso Electric Co. (a).......    122,200          1,771,900
                                                 ------------

OFFICE EQUIPMENT & SUPPLIES (1.7%)
Herman Miller, Inc. ...........     91,200          2,157,792
                                                 ------------

OIL & GAS SERVICES (5.2%)
Cabot Oil & Gas Corp. Class
 A.............................     64,900          1,560,845
Houston Exploration Co.
 (The).........................     78,500          2,636,030
Pride International, Inc.
 (a)...........................    143,000          2,159,300
                                                 ------------
                                                    6,356,175
                                                 ------------
PAPER & FOREST PRODUCTS (1.3%)
Wausau-Mosinee Paper Corp. ....    129,500          1,566,950
                                                 ------------

PUBLISHING (2.8%)
Donnelley (R. H.) Corp. (a)....     77,400          2,248,470
Hollinger International Inc.
 Class A.......................     98,600          1,153,620
                                                 ------------
                                                    3,402,090
                                                 ------------
RAILROADS (0.8%)
Wabtec Corp. ..................     78,200            961,860
                                                 ------------

REAL ESTATE INVESTMENT/MANAGEMENT (5.8%)
Bedford Property Investors,
 Inc. .........................     28,300            636,750
Koger Equity, Inc. ............     46,900            764,470
LNR Property Corp. ............     58,200          1,814,676
Macerich Co. (The).............     39,500          1,050,700
Mack-Cali Realty Corp. ........     38,200          1,184,964
Pan Pacific Retail Properties,
 Inc. .........................     15,400            442,288
Post Properties, Inc. .........     36,500          1,296,115
                                                 ------------
                                                    7,189,963
                                                 ------------

                                   SHARES           VALUE
                                 ----------------------------
RESTAURANTS (1.6%)
Landry's Restaurants, Inc. ....    102,600       $  1,913,490
                                                 ------------
RETAIL (4.9%)
Claire's Stores, Inc. .........     66,900          1,010,190
Dress Barn, Inc. (The) (a).....    106,100          2,653,561
Payless ShoeSource, Inc. (a)...     42,800          2,403,220
                                                 ------------
                                                    6,066,971
                                                 ------------
SHOES (1.0%)
Timberland Co. (The) Class A
 (a)...........................     33,300          1,234,764
                                                 ------------

TRUCKERS (1.6%)
Heartland Express, Inc. (a)....     54,300          1,507,911
US Freightways Corp. ..........     13,700            430,180
                                                 ------------
                                                    1,938,091
                                                 ------------
Total Common Stocks
 (Cost $103,120,830)...........                   117,098,858
                                                 ------------
                                 PRINCIPAL
                                   AMOUNT
                                 ----------
SHORT-TERM INVESTMENT (5.8%)

TIME DEPOSIT (5.8%)
Bank of New York Cayman
 1.50%, due 1/2/02.............  $7,156,000         7,156,000
                                                 ------------
Total Short-Term Investment
 (Cost $7,156,000).............                     7,156,000
                                                 ------------
Total Investments
 (Cost $110,276,830) (b).......      100.7        124,254,858(c)
Liabilities in Excess of
 Cash and Other Assets.........       (0.7)          (867,021)
                                 ----------      ------------
Net Assets.....................      100.0%      $123,387,837
                                 ==========      ============

-------
(a)  Non-income producing security.
(b)  The cost for Federal income tax purposes is $110,526,029.
(c)  At December 31, 2001, net unrealized appreciation was
     $13,728,829, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $15,107,965 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,379,136.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $110,276,830).............................................       $124,254,858
Cash........................................................                403
Receivables:
  Fund shares sold..........................................            259,409
  Dividends and interest....................................            188,944
  Investment securities sold................................             72,283
                                                                   ------------
        Total assets........................................        124,775,897
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          1,017,230
  Manager...................................................            104,495
  NYLIFE Distributors.......................................             74,352
  Transfer agent............................................             69,244
  Fund shares redeemed......................................             60,552
  Custodian.................................................              5,240
  Trustees..................................................                947
Accrued expenses............................................             56,000
                                                                   ------------
        Total liabilities...................................          1,388,060
                                                                   ------------
Net assets..................................................       $123,387,837
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     34,072
  Class B...................................................             53,995
  Class C...................................................              9,817
Additional paid-in capital..................................        107,963,412
Accumulated undistributed net realized gains:
  Gains taxed as ordinary income............................            655,005
  Gains taxed as long-term rates............................            693,508
Net unrealized appreciation on investments..................         13,978,028
                                                                   ------------
Net assets..................................................       $123,387,837
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $ 43,761,019
                                                                   ============
Shares of beneficial interest outstanding...................          3,407,216
                                                                   ============
Net asset value per share outstanding.......................       $      12.84
Maximum sales charge (5.50% of offering price)..............               0.75
                                                                   ------------
Maximum offering price per share outstanding................       $      13.59
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $ 67,377,053
                                                                   ============
Shares of beneficial interest outstanding...................          5,399,494
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.48
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 12,249,765
                                                                   ============
Shares of beneficial interest outstanding...................            981,713
                                                                   ============
Net asset value and offering price per share outstanding....       $      12.48
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $ 1,150,816
  Interest..................................................      204,630
                                                              -----------
    Total income............................................    1,355,446
                                                              -----------
Expenses:
  Manager...................................................      923,925
  Distribution--Class B.....................................      372,240
  Distribution--Class C.....................................       38,630
  Transfer agent............................................      356,039
  Service--Class A..........................................       94,024
  Service--Class B..........................................      124,080
  Service--Class C..........................................       12,877
  Registration..............................................       56,699
  Professional..............................................       38,792
  Shareholder communication.................................       38,188
  Recordkeeping.............................................       33,316
  Custodian.................................................       24,766
  Amortization of organization expense......................       10,423
  Trustees..................................................        3,227
  Miscellaneous.............................................       20,399
                                                              -----------
    Net expenses............................................    2,147,625
                                                              -----------
Net investment loss.........................................     (792,179)
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................    5,478,043
Net change in unrealized appreciation on investments........    7,569,557
                                                              -----------
Net realized and unrealized gain on investments.............   13,047,600
                                                              -----------
Net increase in net assets resulting from operations........  $12,255,421
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2001            2000
                                                              -------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (792,179)   $   (140,416)
  Net realized gain on investments..........................     5,478,043       6,815,559
  Net change in unrealized appreciation on investments......     7,569,557       4,718,358
                                                              ------------    ------------
  Net increase in net assets resulting from operations......    12,255,421      11,393,501
                                                              ------------    ------------
Distributions to shareholders:
  From net realized gain on investments:
    Class A.................................................      (674,099)     (2,337,835)
    Class B.................................................    (1,055,849)     (2,791,913)
    Class C.................................................      (193,660)       (179,292)
                                                              ------------    ------------
      Total distributions to shareholders...................    (1,923,608)     (5,309,040)
                                                              ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    42,815,417      13,297,354
    Class B.................................................    40,214,126      16,656,487
    Class C.................................................    10,635,016       2,031,756
  Net asset value of shares issued to shareholders in
    reinvestment of distributions:
    Class A.................................................       547,275       2,166,104
    Class B.................................................       983,214       2,630,388
    Class C.................................................       167,041         143,908
                                                              ------------    ------------
                                                                95,362,089      36,925,997
  Cost of shares redeemed:
    Class A.................................................   (30,900,193)     (6,090,777)
    Class B.................................................   (12,281,979)     (5,122,697)
    Class C.................................................    (1,601,976)       (880,362)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................    50,577,941      24,832,161
                                                              ------------    ------------
      Net increase in net assets............................    60,909,754      30,916,622
NET ASSETS:
Beginning of year...........................................    62,478,083      31,561,461
                                                              ------------    ------------
End of year.................................................  $123,387,837    $ 62,478,083
                                                              ============    ============
Accumulated undistributed net investment income at end of
  year......................................................  $         --    $     14,455
                                                              ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

Financial Highlights selected per share data and ratios

                                                                                        Class A
                                                                  ---------------------------------------------------
                                                                                                           June 1*
                                                                       Year ended December 31,             through
                                                                  ---------------------------------      December 31,
                                                                   2001         2000         1999            1998
                                                                  -------      -------      -------      ------------
Net asset value at beginning of period......................      $ 11.30      $  9.56      $  9.03        $ 10.00
                                                                  -------      -------      -------        -------
Net investment income (loss) (a)............................        (0.05)        0.00(b)     (0.03)         (0.06)
Net realized and unrealized gain (loss) on investments......         1.79         2.80         0.58          (0.91)
                                                                  -------      -------      -------        -------
Total from investment operations............................         1.74         2.80         0.55          (0.97)
                                                                  -------      -------      -------        -------
Less distributions:
  From net realized gain on investments.....................        (0.20)       (1.06)       (0.02)            --
                                                                  -------      -------      -------        -------
Net asset value at end of period............................      $ 12.84      $ 11.30      $  9.56        $  9.03
                                                                  =======      =======      =======        =======
Total investment return (c).................................        15.43%       30.04%        6.11%         (9.70%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss)............................        (0.41%)       0.08%       (0.34%)        (1.53%)+
    Net expenses............................................         1.88%        1.90%        1.90%          3.14%+
    Expenses (before reimbursement).........................         1.88%        2.07%        2.21%          3.14%+
Portfolio turnover rate.....................................           46%          69%          42%            24%
Net assets at end of period (in 000's)......................      $43,761      $27,610      $15,205        $12,339

-------

 *   Commencement of Operations.
**   Class C shares were first offered on September 1, 1998.
 +   Annualized.
     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              17
                                                                               -

                     Class B                                       Class C
    ------------------------------------------   --------------------------------------------
                                    June 1*                                    September 1**
      Year ended December 31,       through        Year ended December 31,        through
    ---------------------------   December 31,   ---------------------------    December 31,
     2001      2000      1999         1998        2001      2000      1999          1998
    -------   -------   -------   ------------   -------   -------   -------   --------------
    $ 11.07   $  9.46   $  9.00     $ 10.00      $ 11.07   $  9.46   $  9.00       $ 7.49
    -------   -------   -------     -------      -------   -------   -------       ------
      (0.13)    (0.07)    (0.10)      (0.09)       (0.13)    (0.07)    (0.10)       (0.06)
       1.74      2.74      0.58       (0.91)        1.74      2.74      0.58         1.57
    -------   -------   -------     -------      -------   -------   -------       ------
       1.61      2.67      0.48       (1.00)        1.61      2.67      0.48         1.51
    -------   -------   -------     -------      -------   -------   -------       ------
      (0.20)    (1.06)    (0.02)         --        (0.20)    (1.06)    (0.02)          --
    -------   -------   -------     -------      -------   -------   -------       ------
    $ 12.48   $ 11.07   $  9.46     $  9.00      $ 12.48   $ 11.07   $  9.46       $ 9.00
    =======   =======   =======     =======      =======   =======   =======       ======
      14.57%    28.97%     5.35%     (10.00%)      14.57%    28.97%     5.35%       20.16%
      (1.16%)   (0.67%)   (1.09%)     (2.28%)+     (1.16%)   (0.67%)   (1.09%)      (2.28%)+
       2.63%     2.65%     2.65%       3.89%+       2.63%     2.65%     2.65%        3.89%+
       2.63%     2.82%     2.96%       3.89%+       2.63%     2.82%     2.96%        3.89%+
         46%       69%       42%         24%          46%       69%       42%          24%
    $67,377   $32,777   $15,722     $10,145      $12,250   $ 2,090   $   634       $  196

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Small Cap Value Fund

18
-

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Small Cap Value Fund (the "Fund"). The Board of Trustees of the Trust approved the closure of the Fund to new investors, effective December 1, 2001. Existing shareholders may continue to invest in the Fund directly, through exchanges, or by reinvesting distributions.

The Fund currently offers three classes of shares. Distribution of Class A shares and Class B shares commenced on June 1, 1998. Class C shares were initially offered on September 1, 1998. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Small-capitalization companies may be more volatile in price and have significantly lower trading volumes than companies with larger capitalizations. They may be more vulnerable to adverse business or market developments than large-capitalization companies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and

Notes to Financial Statements

                                                                              19
                                                                               -

preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

ORGANIZATION COSTS. Costs incurred in connection with the Fund's initial organization and registration totalled approximately $67,459 and are being amortized over 60 months beginning at the commencement of operations. On October 9, 2001, New York Life Insurance Company redeemed its initial investment in the Fund. In connection with the redemption of the initial shares, New York Life Insurance Company reimbursed the Fund $22,191, which represented the unamortized deferred organization expense of the Fund on the date of redemption.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such

MainStay Small Cap Value Fund

20
-

amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $777,724 and $2,154,821 are decreases and increases to accumulated net investment loss and additional paid-in capital, respectively. In addition, accumulated undistributed net realized gain has been decreased by $2,932,545. These book-tax differences are due primarily to a net investment loss incurred by the Fund and reclassification of a gain on the redemption-in-kind.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

Distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income of $789,350 and net long-term capital gain of $1,134,258, respectively.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the

                                                                              21
                                                                               -

Fund's manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Dalton, Greiner, Hartman, Maher & Co. (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund. It was not necessary for the Manager to reimburse the Fund for expenses for the year ended December 31, 2001.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 1.00% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.90%, 2.65% and 2.65% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $923,925.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of 0.50% of the average daily net assets on assets up to $250 million, 0.45% on assets from $250 million to $500 million and 0.40% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

MainStay Small Cap Value Fund

22
-

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $16,409 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A, Class B and Class C shares of $3,115, $61,429 and $5,549, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the year ended December 31, 2001, amounted to $356,039.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $2,215 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $33,316 for the year ended December 31, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $96,313 and $51,106, respectively. Included in sales proceeds for the fund is $10,950,385, representing the value of securities disposed of in payment of redemption-in-kind. The redemption was done by a related party to the Fund.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the

                                                                              23
                                                                               -

syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                         YEAR ENDED                    YEAR ENDED
                                                      DECEMBER 31, 2001             DECEMBER 31, 2000
                                                 ---------------------------   ---------------------------
                                                 CLASS A   CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
                                                 -------   -------   -------   -------   -------   -------
Shares sold....................................   3,574     3,435      912      1,200     1,538      172
Shares issued in reinvestment of
  distributions................................      43        80       14        205       254       14
                                                 ------    ------     ----      -----     -----      ---
                                                  3,617     3,515      926      1,405     1,792      186
Shares redeemed................................  (2,653)   (1,077)    (133)      (552)     (492)     (64)
                                                 ------    ------     ----      -----     -----      ---
Net increase...................................     964     2,438      793        853     1,300      122
                                                 ======    ======     ====      =====     =====      ===

24
-

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Small Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Small Cap Value Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

                                                                              25
                                                                               -

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

26
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

28
-

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund

INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSSV11- 02/02
[RECYCLE LOGO]                                      25

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Small Cap Value Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY LOGO]

                                           Table of Contents

                                                              President's Letter                               2
                                                              $10,000 Invested in MainStay MAP Equity Fund
                                                              versus S&P 500 Index and Inflation--Class A,
                                                              B, C, and I Shares                               3
                                                              Portfolio Management Discussion and Analysis     5
                                                              Year-by-Year Performance                         6
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        11
                                                              Financial Statements                            15
                                                              Notes to Financial Statements                   20
                                                              Report of Independent Accountants               26
                                                              Trustees and Officers                           27
                                                              The MainStay(R) Funds                           30

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

$10,000 Invested in MainStay MAP Equity
Fund versus S&P 500 Index and Inflation

CLASS I SHARES Total Returns: 1 Year 2.36%, 5 Years 15.31%, 10 Years 15.27%

                                                   MAINSTAY MAP EQUITY
                                                          FUND                 INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   -------------------         ------------------           ----------------
12/91                                                      9525                       10000                       10000
12/92                                                     10537                       10296                       10762
12/93                                                     11447                       10586                       11847
12/94                                                     11768                       10860                       12003
12/95                                                     15606                       11142                       16514
12/96                                                     19355                       11511                       20306
12/97                                                     24842                       11706                       27080
12/98                                                     30866                       11894                       34819
12/99                                                     34626                       12213                       42145
12/00                                                     40472                       12625                       38310
12/01                                                     41429                       12820                       33762

CLASS A SHARES Total Returns: 1 Year -3.51%, Since Inception 7.73%

                                                   MAINSTAY MAP EQUITY
                                                          FUND                 INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   -------------------         ------------------           ----------------
6/9/99                                                     9450                       10000                       10000
12/99                                                     10161                       10175                       11219
12/00                                                     11855                       10518                       10197
12/01                                                     12105                       10680                        8985

CLASS B SHARES Total Returns: 1 Year -3.71%, Since Inception 8.29%

                                                   MAINSTAY MAP EQUITY
                                                          FUND                 INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   -------------------         ------------------           ----------------
6/9/99                                                    10000                       10000                       10000
12/99                                                     10723                       10175                       11219
12/00                                                     12409                       10518                       10197
12/01                                                     12269                       10680                        8985


-------
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

                                                                               3
                                                                               -

CLASS C SHARES Total Returns: 1 Year 0.29%, Since Inception 9.32%

                                                   MAINSTAY MAP EQUITY
                                                          FUND                 INFLATION (CPI)(2)           S&P 500 INDEX(1)
                                                   -------------------         ------------------           ----------------
6/9/99                                                    10000                       10000                       10000
12/99                                                     10723                       10175                       11219
12/00                                                     12409                       10518                       10197
12/01                                                     12569                       10680                        8985

-------
On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND
 PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 3%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase. Class I share performance includes the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge. Class I shares are subject to no initial or contingent deferred sales charges.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all capital gains and dividends. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

Portfolio Management Discussion and Analysis

The year 2001 was a challenging period for equity investors. Over the 12-month period, the S&P 500 Index(1) declined 11.87%. Small-cap stocks continued to outperform large-cap issues as they had in 2000, while returns for mid-cap stocks stood in between.

Volatility remained high throughout the year. Losses in the first and third quarters outweighed gains in the second and fourth quarters for all but the small-cap sector of the U.S. equity markets. The stock market decline, which started in 2000 with the bursting of the information technology and telecommunications bubble, expanded to all sectors of the U.S. economy during 2001. For the 12-month period, value stocks outperformed growth equities at all capitalization levels.

Over the course of the year, the Federal Reserve lowered the targeted federal funds rate 11 times--for a total reduction of 4.75%. This was the most concentrated effort to rejuvenate the U.S. economy in the central bank's history, but not enough to keep the economy from slipping into recession. At first, the Fed's easing moves did little to help the stock markets, but in the second quarter, Fed action began to have a positive effect. Equity markets stalled again in the third quarter and then plummeted in the wake of the September terrorist attacks. As the war on terrorism got underway, positive economic signals helped ease investors' fears of a sharp economic decline, and the stock market rallied from late September through the end of the year.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2001, MainStay MAP Equity Fund returned 2.36% for Class I shares. Class A shares returned 2.11% and Class B and Class C shares returned 1.29%, excluding all sales charges. All share classes outperformed the -1.78% return of the average Lipper(2) multi-cap value fund and the -11.87% return of the S&P 500 Index for the same period.

As of December 31, 2001, Morningstar(3) rated MainStay MAP Equity Fund Class I shares five stars overall out of 4,811 domestic equity funds. The Fund's Class I shares were rated four stars out of 4,811 domestic equity funds for the three-year period, five stars out of 3,160 domestic equity funds for the five-year period, and five stars out of 895 domestic equity funds for the 10-year period ended December 31, 2001.
There were several reasons for the Fund's outperformance. First, we adhered closely to the Fund's disciplined stock-by-stock selection process and benefited from exposure to defense companies, which outperformed. By keeping a significant cash reserve in a difficult market environment, the Fund was able to purchase a number of attractively priced, high-volatility stocks in the latter part of the year.


-------
(1) See footnote on page 4 for more information about the S&P 500 Index.

(2) See footnote and table on page 9 for more information about Lipper Inc.

(3) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Data provided by Morningstar, Inc. Although data is gathered from reliable sources, data completeness and accuracy cannot be guaranteed.


                                                                               5
                                                                               -

YEAR-BY-YEAR PERFORMANCE
CLASS I SHARES

                                                                       CLASS I SHARES
                                                                       --------------
12/92                                                                      10.53
12/93                                                                       8.67
12/94                                                                       2.76
12/95                                                                       32.5
12/96                                                                      23.82
12/97                                                                      27.99
12/98                                                                      24.23
12/99                                                                      12.18
12/00                                                                      16.88
12/01                                                                       2.36

CLASS A, B, AND C SHARES

                                               12/99                  12/00                  12/01
                                               -----                  -----                  -----
Class A                                         7.53                  16.67                   2.11
Class B and Class C                             7.23                  15.72                   1.29

DIVERSIFIED VALUE APPROACH

During the year, the Fund remained broadly diversified across many industries. Aside from cash and cash equivalents, which constituted over 19% of the Fund's assets as of December 31, 2001, the Fund's largest weightings at the end of the annual period were in the technology, industrial, and financials sectors. Among the Fund's top-performing securities for the year ended December 31, 2001, were S1 Corp. (+208%), Northrop Grumman (+21%), Popular (+10%), and Kinder Morgan (+6%). The Fund held positions in these securities for the entire annual period.

In addition to Northrop Grumman, other defense issues in the Fund's portfolio that provided positive results included Titan Corporation, Raytheon, and Lockheed Martin. A number of large positions bought during the year on an opportunistic basis also helped Fund performance. Among these were Brocade Communications, a maker of switches software for corporate systems and servers; Immunex, a biotechnology innovator; and Sepracor, a company that develops molecular enhancements for pharmaceutical purity, safety, and effectiveness.

Technology and telecommunications stocks in general had a difficult year, but the Fund was able to benefit from increased exposure, especially during the fourth quarter rebound. Adding to the strong performance of S1 Corp., the Fund had positive results from Compuware, Lexmark International, and Sprint PCS. Weaker technology and telecommunications holdings included Avid Technology, Novell, Qwest Communications, and Veritas. We sold the Fund's position in Veritas at a year-to-date loss to put the assets to more productive use. Although Internet service providers InfoSpace and ValueClick both experienced major declines, we have increased our holdings in these companies at prices we believe to be attractive. We anticipate stronger performance as the economy begins to heal in 2002.

Among financial holdings, Popular wasn't the only strong performer. Bank One, Moody's, and Ohio Casualty also advanced. On the other hand, ALLmerica Financial, American Express, Northern Trust, and State Street declined. The Fund has slightly increased its exposure in the financial sector since the beginning of 2001.

The Fund's energy-related holdings also had mixed results. Electric power companies Black Hills and Reliant Energy both slipped as energy prices declined. Natural gas distributor Kinder Morgan advanced, while Williams Cos. and Questar declined. Among oil and gas services companies, McDermott International was strong, while Devon Energy detracted from performance. The Fund has reduced its exposure to companies in the energy and utility sectors as prices softened and as the California and Enron setbacks have led investors to rethink their strategies.

The Fund had generally positive results from its manufacturing and food industry holdings, including Archer-Daniels-Midland, Minnesota Mining & Manufacturing, and Walter Industries. Among real estate investment management companies, Health Care Property Investors and United Dominion Realty Trust both did exceptionally well, while Pinnacle Holdings had negative results for the year. In health care, Johnson & Johnson and Caremark Rx were two strong performers. Pharmacia, however, suffered setbacks during the year and detracted from performance. Among HMOs, Aetna gained ground since its purchase in the second half of the year, while Humana declined.


                                                                               7
                                                                               -

Retail was not the Fund's best sector for the year. Although Pathmark Stores and Wild Oats Markets had strong performance, several of the Fund's retail holdings, including CVS and Kroger, suffered as a slowing economy eroded consumer confidence.

Other holdings of various capitalizations that provided positive contributions to Fund performance during 2001 included Cendant, Clorox, Dun & Bradstreet, Electronics for Imaging, Harte-Hanks, Mattel, Meredith Corporation, and Westwood One. Orbital Science also made a positive contribution.

The Fund did hold two major airline stocks, AMR and UAL, that declined substantially in mid-September. AMR owns American Airlines and regional carrier American Eagle. United Airlines is UAL's main subsidiary, although the company also runs United Shuttle. The Fund sold AMR and UAL, incurring losses on both issues.

LOOKING AHEAD

We believe that portions of the defense sector will likely continue to experience good profit growth. Given this view, we maintain significant holdings in Northrop Grumman, Harris, two Titan securities, Raytheon, Teledyne Technologies, and an Orbital Science convertible. The Fund intends to remain widely diversified and will continue to select stocks that we believe are likely to increase in value over time.

Regardless of what the markets or the economy may bring, the Fund will continue to seek long-term appreciation of capital. The Fund will also seek to earn income, but only as a secondary objective.

Michael Mullarkey
Roger Lob
Portfolio Managers
Markston International, LLC

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/01
Class A          2.11%      n/a        n/a         10.13%
Class B          1.29%      n/a        n/a          9.32%
Class C          1.29%      n/a        n/a          9.32%
Class I          2.36%   16.44%     15.84%         11.92%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                              SINCE INCEPTION
                1 YEAR   5 YEARS   10 YEARS   THROUGH 12/31/01
Class A         -3.51%      n/a        n/a          7.73%
Class B         -3.71%      n/a        n/a          8.29%
Class C          0.29%      n/a        n/a          9.32%
Class I          2.36%   15.31%     15.27%         11.75%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                                       SINCE INCEPTION
                  1 YEAR      5 YEARS      10 YEARS    THROUGH 12/31/01
Class A         124 out of   n/a          n/a               37 out of
                482 funds                                  391 funds
Class B         148 out of   n/a          n/a               49 out of
                482 funds                                  391 funds
Class C         148 out of   n/a          n/a               49 out of
                482 funds                                  391 funds
Class I         120 out of   17 out of    13 out of         12 out of
                482 funds    235 funds    85 funds          21 funds
Average Lipper
multi-cap
value fund      -1.78%       10.51%       13.28%           12.27%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                NAV 12/31/01   INCOME    CAPITAL GAINS
Class A            $27.66      $0.0261      $0.1379
Class B            $27.13      $0.0000      $0.1379
Class C            $27.13      $0.0000      $0.1379
Class I            $27.75      $0.0667      $0.1379

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. On 6/9/99, MAP-Equity Fund was reorganized as MainStay MAP Equity Fund Class I shares.


                                                                               9
                                                                               -

     Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I shares are subject to no initial or contingent deferred sales charges. Performance figures for this class include the historical performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Prior to the reorganization, shares of MAP-Equity Fund were subject to a maximum 4.75% initial sales charge.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Its rankings are based on total returns with capital gain and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Since-inception rankings reflect the performance of each share class from its initial offering date through 12/31/01. Class A, Class B, and Class C shares were first offered to the public on 6/9/99. Class I shares, first offered 6/9/99, include the performance of MAP-Equity Fund from the Fund's inception on 1/21/71 through 6/8/99. Since-inception return for the average Lipper peer fund is for the period from 1/21/71 through 12/31/01. Lipper averages are not class specific.

Information on this page and the preceding pages has not been audited.


10
-

Portfolio of Investments December 31, 2001

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (79.7%)+
ADVERTISING & MARKETING SERVICES (1.5%)
Avenue A, Inc. (a).............      17,700       $     30,002
Catalina Marketing Corp. (a)...     116,311          4,035,991
Harte-Hanks, Inc. .............      57,662          1,624,339
                                                  ------------
                                                     5,690,332
                                                  ------------
AEROSPACE/DEFENSE (3.7%)
Aviall, Inc. (a)...............      13,100             98,905
Lockheed Martin Corp. .........      16,500            770,055
Northrop Grumman Corp. ........     100,900         10,171,729
Teledyne Technologies Inc.
 (a)...........................     205,800          3,352,482
                                                  ------------
                                                    14,393,171
                                                  ------------
AUTO PARTS & EQUIPMENT (0.8%)
Goodyear Tire & Rubber Co.
 (The).........................     134,900          3,211,969
                                                  ------------
BANKS (7.4%)
Bank One Corp. ................      95,000          3,709,750
Northern Trust Corp. ..........      61,510          3,704,132
Popular, Inc. .................     242,840          7,061,787
State Street Corp. ............     182,000          9,509,500
Wachovia Corp. ................     141,000          4,421,760
                                                  ------------
                                                    28,406,929
                                                  ------------
BEVERAGES (1.0%)
PepsiCo, Inc. .................      80,079          3,899,047
                                                  ------------

BROADCAST/MEDIA (1.2%)
Adelphia Communications Corp.
 (a)...........................       3,800            118,484
Cablevision Systems Corp.
 (a)...........................      66,000          3,131,700
Westwood One, Inc. (a).........      48,200          1,448,410
                                                  ------------
                                                     4,698,594
                                                  ------------
BUILDING MATERIALS (1.3%)
Martin Marietta Materials,
 Inc. .........................       1,900             88,540
Vulcan Materials Co. ..........     106,778          5,118,937
                                                  ------------
                                                     5,207,477
                                                  ------------
CHEMICALS (0.4%)
Eastman Chemical Co. ..........      18,700            729,674
Great Lakes Chemical Corp. ....      36,205            879,057
Valspar Corp. (The)............         200              7,920
                                                  ------------
                                                     1,616,651
                                                  ------------
COMMERCIAL & CONSUMER SERVICES (0.2%)
MemberWorks, Inc. (a)..........      15,300            214,353
New Dun & Bradstreet Corp.
 (The) (a).....................       9,960            351,588
Sylvan Learning Systems, Inc.
 (a)...........................       6,500            143,455
                                                  ------------
                                                       709,396
                                                  ------------
COMMUNICATIONS--EQUIPMENT (1.8%)
Brightpoint, Inc. (a)..........      64,700            203,158
CommScope, Inc. (a)............      21,318            453,434
Harmonic Inc. (a)..............      38,100            457,962
Harris Corp. ..................     142,100          4,335,471
Network Appliance, Inc. (a)....      70,500          1,541,835

                                   SHARES            VALUE
                                 -----------------------------
COMMUNICATIONS--EQUIPMENT (CONTINUED)
Nortel Networks Corp. .........      10,944       $     82,080
                                                  ------------
                                                     7,073,940
                                                  ------------
COMPUTER SOFTWARE & SERVICES (8.5%)
Accrue Software, Inc. (a)......      10,800              6,480
Adobe Systems Inc. ............     232,400          7,216,020
Advanced Digital Information
 Corp. (a).....................     262,000          4,202,480
Ascential Software Corp. (a)...      91,470            370,453
Avid Technology, Inc. (a)......       3,932             47,774
Compuware Corp. (a)............      64,600            761,634
Electronic Data Systems
 Corp. ........................      12,713            871,476
Gartner Group, Inc. Class B
 (a)...........................       5,878             65,834
InterTrust Technologies Corp.
 (a)...........................     340,796            419,179
Marimba, Inc. (a)..............      13,000             43,940
MSC.Software Corp. (a).........      64,100            999,960
Network Associates, Inc. (a)...      47,900          1,238,215
Novell, Inc. (a)...............       9,600             44,064
Per-Se Technologies, Inc.
 (a)...........................      25,700            276,275
S1 Corp. (a)...................     476,000          7,701,680
SYNAVANT Inc. (a)..............       6,436             25,744
Titan Corp. (The) (a)..........      69,200          1,726,540
Virage, Inc. (a)...............      12,500             41,375
WatchGuard Technologies, Inc.
 (a)...........................       9,000             58,590
Yahoo! Inc. (a)................     385,000          6,829,900
                                                  ------------
                                                    32,947,613
                                                  ------------
COMPUTER SYSTEMS (5.1%)
Brocade Communications Systems,
 Inc. (a)......................     219,800          7,279,776
Enterasys Networks, Inc. (a)...      49,900            441,615
InterVoice-Brite, Inc. (a).....      12,000            153,600
Lexmark International Inc.
 (a)...........................     111,700          6,590,300
Silicon Storage Technology,
 Inc. (a)......................      64,100            617,924
Sun Microsystems, Inc. (a).....     376,945          4,651,501
                                                  ------------
                                                    19,734,716
                                                  ------------
COMPUTERS--NETWORKING (0.1%)
Riverstone Networks, Inc.
 (a)...........................      25,604            425,026
                                                  ------------

COMPUTERS--PERIPHERALS (0.0%) (b)
Sigma Designs, Inc. (a)........      60,470            103,404
                                                  ------------

CONSUMER PRODUCTS (0.2%)
Energizer Holdings, Inc. (a)...      50,280            957,834
                                                  ------------

CONTAINERS (0.1%)
Smurfit--Stone Container Corp.
 (a)...........................      22,100            352,937
                                                  ------------

DATA PROCESSING--SERVICES (0.8%)
eFunds Corp. (a)...............     238,100          3,273,875
                                                  ------------

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              11
                                                                               -

MainStay MAP Equity Fund

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
ELECTRIC POWER COMPANIES (0.4%)
Black Hills Corp. .............      17,100       $    578,664
Reliant Energy, Inc. ..........      31,622            838,615
                                                  ------------
                                                     1,417,279
                                                  ------------
ELECTRONICS--COMPONENTS (0.9%)
Arrow Electronics, Inc. (a)....      26,575            794,593
Cypress Semiconductor Corp.
 (a)...........................     114,800          2,287,964
Signal Technology Corp. .......      86,800            497,364
                                                  ------------
                                                     3,579,921
                                                  ------------
ELECTRONICS--DEFENSE (0.5%)
Raytheon Co. ..................      64,800          2,104,056
                                                  ------------

ELECTRONICS--INSTRUMENTATION (0.9%)
Agilent Technologies, Inc.
 (a)...........................     120,200          3,426,902
Giga-tronics Inc. (a)..........      64,917            247,334
                                                  ------------
                                                     3,674,236
                                                  ------------
ELECTRONICS--SEMICONDUCTORS (0.8%)
Adaptec, Inc. (a)..............      16,500            239,250
Altera Corp. (a)...............      78,400          1,663,648
Applied Micro Circuits Corp.
 (a)...........................     109,300          1,237,276
                                                  ------------
                                                     3,140,174
                                                  ------------
ENGINEERING & CONSTRUCTION (0.3%)
Massey Energy Co. .............      49,100          1,017,843
                                                  ------------
ENTERTAINMENT (0.3%)
AOL Time Warner Inc. (a).......      30,053            964,701
                                                  ------------

FINANCE (0.2%)
American Express Co. ..........         621             22,164
Moody's Corp. .................      19,920            794,011
                                                  ------------
                                                       816,175
                                                  ------------
FOOD (1.1%)
Archer-Daniels-Midland Co. ....     302,279          4,337,704
                                                  ------------
HEALTH CARE--DRUGS (2.3%)
Cell Therapeutics, Inc. (a)....      32,200            777,308
Corvas International, Inc.
 (a)...........................       4,300             28,165
King Pharmaceuticals, Inc.
 (a)...........................       6,000            252,780
Pharmacia Corp. ...............      49,521          2,112,070
POZEN Inc. (a).................      11,507             60,412
Sepracor Inc. (a)..............      85,400          4,872,924
United Therapeutics Corp.
 (a)...........................      73,600            766,176
                                                  ------------
                                                     8,869,835
                                                  ------------
HEALTH CARE--HMOS (1.8%)
Aetna Inc. ....................     180,800          5,964,592
Humana Inc. (a)................      76,500            901,935
                                                  ------------
                                                     6,866,527
                                                  ------------

                                   SHARES            VALUE
                                 -----------------------------
HEALTH CARE--MEDICAL PRODUCTS (0.7%)
Becton, Dickinson & Co. .......      57,000       $  1,889,550
Guilford Pharmaceuticals Inc.
 (a)...........................      68,200            818,400
                                                  ------------
                                                     2,707,950
                                                  ------------
HEALTH CARE--MISCELLANEOUS (2.8%)
Caremark Rx, Inc. (a)..........      38,542            628,620
Immunex Corp. (a)..............     187,500          5,195,625
Johnson & Johnson..............      53,054          3,135,492
Magellan Health Services, Inc.
 (a)...........................       2,500             15,875
SunLink Health Systems, Inc.
 (a)...........................      64,400            202,216
WebMD Corp. (a)................     232,005          1,637,955
                                                  ------------
                                                    10,815,783
                                                  ------------
HOTEL/MOTEL (0.6%)
Hilton Hotels Corp. ...........     200,000          2,184,000
                                                  ------------

HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. (The)...............      70,700          2,796,185
                                                  ------------

INSURANCE (1.1%)
ALLmerica Financial Corp. .....      47,151          2,100,577
Hartford Financial Services
 Group, Inc. ..................      20,000          1,256,600
Ohio Casualty Corp. (a)........       5,600             89,880
Principal Financial Group, Inc.
 (The) (a).....................      31,300            751,200
SAFECO Corp. (The).............          80              2,492
                                                  ------------
                                                     4,200,749
                                                  ------------
INTERNET SOFTWARE & SERVICES (0.4%)
CacheFlow Inc. (a).............      14,400             38,592
EDGAR Online, Inc. (a).........       2,200              6,820
Hoover's Inc. (a)..............       7,600             27,360
InfoSpace, Inc. (a)............      26,200             53,710
ValueClick, Inc. (a)...........      48,723            139,348
Vignette Corp. (a).............     217,900          1,170,123
                                                  ------------
                                                     1,435,953
                                                  ------------
MACHINERY (0.3%)
Acuity Brands, Inc. (a)........       2,000             24,200
Deere & Co. ...................      24,900          1,087,134
                                                  ------------
                                                     1,111,334
                                                  ------------
MANUFACTURING (1.3%)
Minnesota Mining &
 Manufacturing Co. ............      16,390          1,937,462
Pentair, Inc. .................       2,074             75,721
Tyco International Ltd. .......      25,202          1,484,398
Walter Industries, Inc. .......     120,300          1,360,593
                                                  ------------
                                                     4,858,174
                                                  ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.3%)
Kinder Morgan, Inc. ...........     156,900          8,737,761
Questar Corp. .................       5,000            125,250

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


12
-

                                   SHARES            VALUE
                                 -----------------------------
COMMON STOCKS (CONTINUED)
NATURAL GAS DISTRIBUTORS & PIPELINES (CONTINUED)
Williams Cos., Inc. (The)......     154,100       $  3,932,632
                                                  ------------
                                                    12,795,643
                                                  ------------
OIL & GAS SERVICES (2.6%)
Apache Corp. ..................      27,237          1,358,587
Devon Energy Corp. ............     105,342          4,071,468
Halliburton Co. ...............      41,000            537,100
McDermott International, Inc.
 (a)...........................      53,200            652,764
Nabors Industries, Inc. (a)....      85,200          2,924,916
Newpark Resources, Inc. (a)....      62,700            495,330
                                                  ------------
                                                    10,040,165
                                                  ------------
OIL--INTEGRATED DOMESTIC (1.5%)
Conoco Inc. Class A............     205,000          5,801,500
                                                  ------------

OIL--INTEGRATED INTERNATIONAL (0.3%)
BP PLC ADR (c).................      21,136            983,035
                                                  ------------

PAPER & FOREST PRODUCTS (2.0%)
Louisiana-Pacific Corp. .......     160,800          1,357,152
Westvaco Corp. ................      73,000          2,076,850
Weyerhaeuser Co. ..............      77,200          4,174,976
                                                  ------------
                                                     7,608,978
                                                  ------------
PHOTOGRAPHY/IMAGING (1.2%)
Electronics for Imaging, Inc.
 (a)...........................     144,300          3,219,333
IKON Office Solutions, Inc. ...      13,000            151,970
Pinnacle Systems, Inc. (a).....     150,700          1,196,558
                                                  ------------
                                                     4,567,861
                                                  ------------
PUBLISHING (0.3%)
Meredith Corp. ................      15,400            549,010
PRIMEDIA Inc. (a)..............     104,356            453,949
                                                  ------------
                                                     1,002,959
                                                  ------------
RAILROADS (0.4%)
Norfolk Southern Corp. ........      84,100          1,541,553
                                                  ------------
REAL ESTATE INVESTMENT/MANAGEMENT (2.1%)
Health Care Property Investors,
 Inc. .........................     101,246          3,666,118
Pinnacle Holdings, Inc. (a)....      26,200              8,908
RFS Hotel Investors, Inc. .....       6,000             68,280
United Dominion Realty Trust,
 Inc. .........................     296,039          4,262,961
                                                  ------------
                                                     8,006,267
                                                  ------------
RETAIL (7.3%)
Big Lots, Inc. ................     266,900          2,775,760
Burlington Coat Factory
 Warehouse Corp. ..............      31,348            526,647
Charming Shoppes, Inc. (a).....      97,400            517,194
CVS Corp. .....................     130,676          3,868,010
Kroger Co. (The) (a)...........      24,128            503,551

                                   SHARES            VALUE
                                 -----------------------------
RETAIL (CONTINUED)
May Department Stores Co.
 (The).........................     114,000       $  4,215,720
Mazel Stores, Inc. (a).........      68,700            151,140
Pathmark Stores, Inc. (a)......     125,100          3,084,966
RadioShack Corp. ..............     387,700         11,669,770
Systemax Inc.(a)...............      15,306             36,734
Wild Oats Markets, Inc. (a)....      91,683            910,412
                                                  ------------
                                                    28,259,904
                                                  ------------
SPECIALIZED SERVICES (1.0%)
Cendant Corp. (a)..............     163,000          3,196,430
DiamondCluster International
 Inc. (a)......................      10,900            142,790
IMS Health Inc. ...............      16,730            326,402
National Service Industries,
 Inc. .........................       2,000              4,040
                                                  ------------
                                                     3,669,662
                                                  ------------
TELECOMMUNICATIONS (1.4%)
Alamosa Holdings, Inc. (a).....       2,100             25,053
AT&T Corp. ....................       5,308             96,287
AT&T Wireless Services, Inc.
 (a)...........................       1,708             24,544
Endwave Corp. (a)..............     235,100            268,014
InterDigital Communications
 Corp. (a).....................      11,500            111,550
Sprint Corp. (Fon Group).......      83,934          1,685,395
Sprint Corp. (PCS Group) (a)...     136,366          3,328,694
                                                  ------------
                                                     5,539,537
                                                  ------------
TELEPHONE (3.2%)
ALLTEL Corp. ..................      22,300          1,376,579
Avici Systems Inc. (a).........      73,100            212,721
Broadwing Inc. (a).............     137,800          1,309,100
CenturyTel, Inc. ..............     171,000          5,608,800
Qwest Communications
 International Inc. ...........     265,521          3,751,812
                                                  ------------
                                                    12,259,012
                                                  ------------
TOYS (1.5%)
Hasbro, Inc. ..................      28,800            467,424
Mattel, Inc. ..................     309,000          5,314,800
                                                  ------------
                                                     5,782,224
                                                  ------------
TRANSPORTATION (0.1%)
Celadon Group, Inc. (a)........      22,500            112,500
J.B. Hunt Transport Services,
 Inc. (a)......................      15,550            360,760
                                                  ------------
                                                       473,260
                                                  ------------
Total Common Stocks
 (Cost $278,067,740)...........                    307,933,050
                                                  ------------
PREFERRED STOCKS (0.3%)

BROADCAST/MEDIA (0.1%)
News Corp. Ltd., Pfd. ADR
 (c)...........................       8,614            227,927
                                                  ------------

COMPUTER SOFTWARE & SERVICES (0.2%)
Titan Capital Trust, Conv. Pfd.
 5.75%.........................      25,000            962,500
                                                  ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              13
                                                                               -

MainStay MAP Equity Fund

                                   SHARES            VALUE
                                 -----------------------------
PREFERRED STOCKS (CONTINUED)
REAL ESTATE INVESTMENT/MANAGEMENT (0.0%) (b)
Equity Inns, Inc., Cum. Pfd.
 9.50%, Series A...............       5,600       $    124,544
                                                  ------------
Total Preferred Stocks
 (Cost $980,878)...............                      1,314,971
                                                  ------------
                                  PRINCIPAL
                                   AMOUNT
                                 -----------
LONG-TERM BONDS (1.0%)
CORPORATE BONDS (1.0%)

AEROSPACE/DEFENSE (0.5%)
Orbital Sciences Corp., Conv.
 5.00%, due 10/1/02............  $2,900,000          2,117,000
                                                  ------------
COMMUNICATIONS--EQUIPMENT (0.2%)
Metromedia Fiber Network, Inc.
 10.00%, due 11/15/08 .........   2,500,000            725,000
                                                  ------------
TELECOMMUNICATIONS (0.3%)
Williams Communications Group,
 Inc.
 10.875%, due 10/1/09..........   2,350,000            963,500
                                                  ------------
Total Long-Term Bonds
 (Cost $5,279,628).............                      3,805,500
                                                  ------------

                                 -----------------------------
                                  PRINCIPAL
                                   AMOUNT            VALUE
                                 -----------
SHORT-TERM INVESTMENTS (20.1%)
TIME DEPOSITS (20.1%)
Bank of New York Cayman
 1.500% - 1.625%, due
 1/2/02 - 1/4/02...............  $77,577,000      $ 77,577,000
                                                  ------------
Total Short-Term Investments
 (Cost $77,577,000)............                     77,577,000
                                                  ------------
Total Investments
 (Cost $361,905,246) (d).......       101.1%       390,630,521(e)
Liabilities in Excess of
 Cash and Other Assets.........        (1.1)        (4,385,457)
                                 -----------      ------------
Net Assets.....................       100.0%      $386,245,064
                                 ===========      ============

-------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  ADR--American Depositary Receipt.
(d)  The cost for federal income tax purposes is $361,791,306.
(e)  At December 31, 2001, net unrealized appreciation was
     $28,839,215, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $47,038,834 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market $18,199,619.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


14
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $361,905,246).............................................       $390,630,521
Cash........................................................             27,377
Receivables:
  Fund shares sold..........................................          4,779,081
  Dividends and interest....................................            319,016
                                                                   ------------
        Total assets........................................        395,755,995
                                                                   ------------
LIABILITIES:
Payables:
  Investment securities purchased...........................          7,778,925
  Fund shares redeemed......................................          1,169,193
  NYLIFE Distributors.......................................            169,837
  Transfer agent............................................            152,262
  Manager...................................................            120,965
  Custodian.................................................              5,746
  Trustees..................................................              2,911
Accrued expenses............................................            111,092
                                                                   ------------
        Total liabilities...................................          9,510,931
                                                                   ------------
Net assets..................................................       $386,245,064
                                                                   ============
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $     37,388
  Class B...................................................             49,712
  Class C...................................................             18,883
  Class I...................................................             34,859
Additional paid-in capital..................................        355,914,205
Accumulated undistributed net realized gains:
  Gains taxed as ordinary income............................            825,311
  Gains taxed at long term rates............................            639,431
Net unrealized appreciation on investments..................         28,725,275
                                                                   ------------
Net assets..................................................       $386,245,064
                                                                   ============
CLASS A
Net assets applicable to outstanding shares.................       $103,402,101
                                                                   ============
Shares of beneficial interest outstanding...................          3,738,787
                                                                   ============
Net asset value per share outstanding.......................       $      27.66
Maximum sales charge (5.50% of offering price)..............               1.61
                                                                   ------------
Maximum offering price per share outstanding................       $      29.27
                                                                   ============
CLASS B
Net assets applicable to outstanding shares.................       $134,883,427
                                                                   ============
Shares of beneficial interest outstanding...................          4,971,161
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.13
                                                                   ============
CLASS C
Net assets applicable to outstanding shares.................       $ 51,233,897
                                                                   ============
Shares of beneficial interest outstanding...................          1,888,260
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.13
                                                                   ============
CLASS I
Net assets applicable to outstanding shares.................       $ 96,725,639
                                                                   ============
Shares of beneficial interest outstanding...................          3,485,872
                                                                   ============
Net asset value and offering price per share outstanding....       $      27.75
                                                                   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              15
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends (a).............................................  $2,129,421
  Interest..................................................   1,825,147
                                                              ----------
    Total income............................................   3,954,568
                                                              ----------
Expenses:
  Manager...................................................   1,825,398
  Distribution--Class B.....................................     621,601
  Distribution--Class C.....................................     182,934
  Transfer agent............................................     649,222
  Service--Class A..........................................     143,218
  Service--Class B..........................................     207,200
  Service--Class C..........................................      60,978
  Registration..............................................     102,779
  Shareholder communication.................................      82,611
  Recordkeeping.............................................      51,006
  Professional..............................................      48,884
  Custodian.................................................      32,188
  Trustees..................................................       8,662
  Miscellaneous.............................................      63,191
                                                              ----------
    Total expenses before reimbursement.....................   4,079,872
Expense reimbursement by Manager............................    (430,077)
                                                              ----------
    Net expenses............................................   3,649,795
                                                              ----------
Net investment income.......................................     304,773
                                                              ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................   1,454,876
Net change in unrealized appreciation on investments........   4,221,642
                                                              ----------
Net realized and unrealized gain on investments.............   5,676,518
                                                              ----------
Net increase in net assets resulting from operations........  $5,981,291
                                                              ==========

-------
(a) Dividends recorded net of foreign withholding taxes of $14,137.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


16
-

Statement of Changes in Net Assets

                                                               Year ended      Year ended
                                                              December 31,    December 31,
                                                                  2001            2000
                                                              -------------   ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.....................................  $    304,773    $     70,423
  Net realized gain on investments..........................     1,454,876      14,862,338
  Net change in unrealized appreciation on investments......     4,221,642       2,412,003
                                                              ------------    ------------
  Net increase in net assets resulting from operations......     5,981,291      17,344,764
                                                              ------------    ------------
Dividends and distributions to shareholders:
  From net investment income:
    Class A.................................................       (91,819)             --
    Class B.................................................            --              --
    Class C.................................................            --              --
    Class I.................................................      (230,011)        (66,943)
  From net realized gain on investments:
    Class A.................................................      (484,596)     (2,205,840)
    Class B.................................................      (655,854)     (4,008,861)
    Class C.................................................      (245,181)       (673,736)
    Class I.................................................      (475,539)     (7,189,079)
                                                              ------------    ------------
      Total dividends and distributions to shareholders.....    (2,183,000)    (14,144,459)
                                                              ------------    ------------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................    93,868,013      14,874,183
    Class B.................................................   105,112,834      27,578,588
    Class C.................................................    46,417,919       4,084,492
    Class I.................................................    33,792,356       7,241,799
  Net asset value of shares issued to shareholders in
    reinvestment of dividends and distributions:
    Class A.................................................       471,489       2,078,469
    Class B.................................................       589,482       3,805,143
    Class C.................................................       196,234         633,102
    Class I.................................................       659,849       6,839,469
                                                              ------------    ------------
                                                               281,108,176      67,135,245
  Cost of shares redeemed:
    Class A.................................................   (14,065,090)     (3,811,979)
    Class B.................................................   (11,697,847)     (2,736,156)
    Class C.................................................    (2,584,972)       (689,234)
    Class I.................................................    (8,419,104)    (11,091,674)
                                                              ------------    ------------
      Increase in net assets derived from capital share
       transactions.........................................   244,341,163      48,806,202
                                                              ------------    ------------
      Net increase in net assets............................   248,139,454      52,006,507
NET ASSETS:
Beginning of year...........................................   138,105,610      86,099,103
                                                              ------------    ------------
End of year.................................................  $386,245,064    $138,105,610
                                                              ============    ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              17
                                                                               -

Financial Highlights selected per share data and ratios

                                                        Class A                             Class B
                                           ---------------------------------   ---------------------------------
                                               Year ended         June 9*          Year ended         June 9*
                                              December 31,        through         December 31,        through
                                           ------------------   December 31,   ------------------   December 31,
                                             2001      2000         1999         2001      2000         1999
                                           --------   -------   ------------   --------   -------   ------------
Net asset value at beginning of period...  $  27.25   $ 26.22     $ 25.38      $  26.92   $ 26.15     $ 25.38
                                           --------   -------     -------      --------   -------     -------
Net investment income (loss).............      0.03      0.02        0.05         (0.06)    (0.11)       0.02
Net realized and unrealized gain on
  investments............................      0.55      4.17        1.81          0.41      4.04        1.76
                                           --------   -------     -------      --------   -------     -------
Total from investment operations.........      0.58      4.19        1.86          0.35      3.93        1.78
                                           --------   -------     -------      --------   -------     -------
Less dividends and distributions:
  From net investment income.............    (0.03)        --       (0.08)           --        --       (0.07)
  From net realized gain on
    investments..........................    (0.14)     (3.16)      (0.94)        (0.14)    (3.16)      (0.94)
                                           --------   -------     -------      --------   -------     -------
Total dividends and distributions........    (0.17)     (3.16)      (1.02)        (0.14)    (3.16)      (1.01)
                                           --------   -------     -------      --------   -------     -------
Net asset value at end of period.........  $  27.66   $ 27.25     $ 26.22      $  27.13   $ 26.92     $ 26.15
                                           ========   =======     =======      ========   =======     =======
Total investment return (a)..............      2.11%    16.67%       7.53%         1.29%    15.72%       7.23%
Ratios (to average net assets)/
  Supplemental Data:
    Net investment income (loss).........      0.37%     0.12%       0.46%+       (0.38%)   (0.63%)     (0.29%)+
    Net expenses.........................      1.25%     1.25%       1.25%+        2.00%     2.00%       2.00%+
    Expenses (before reimbursement)......      1.43%     1.44%       1.41%+        2.18%     2.19%       2.16%+
Portfolio turnover rate..................        19%       40%         32%           19%       40%         32%
Net assets at end of period (in 000's)...  $103,402   $$22,048    $ 8,651      $134,883   $40,078     $11,511

-------

 *   Class A, B and C shares first offered on June 9, 1999.
**   The financial information for the year ended December 31,
     1998 and prior relates to the MAP-Equity Fund shares, which were reorganized into Class I shares as of the close of
     business on June 8, 1999. Financial information for the year ended December 31, 1999 represents the combined results of operations of the MAP-Equity Fund and MainStay MAP Equity
     Fund.
 +   Annualized.
(a)  Total return is calculated exclusive of sales charges and is not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


18
-

                Class C                                   Class I**
    --------------------------------   -----------------------------------------------
       Year ended         June 9*
      December 31,        through                  Year ended December 31,
    -----------------   December 31,   -----------------------------------------------
     2001      2000         1999        2001      2000      1999      1998      1997
    -------   -------   ------------   -------   -------   -------   -------   -------
    $ 26.92   $ 26.15     $ 25.38      $ 27.31   $ 26.25   $ 24.58   $ 22.73   $ 20.66
    -------   -------     -------      -------   -------   -------   -------   -------
      (0.06)    (0.11)       0.02         0.07      0.12      0.11      0.33      0.28
       0.41      4.04        1.76         0.58      4.13      2.81      4.81      5.49
    -------   -------     -------      -------   -------   -------   -------   -------
       0.35      3.93        1.78         0.65      4.25      2.92      5.14      5.77
    -------   -------     -------      -------   -------   -------   -------   -------
         --        --       (0.07)       (0.07)    (0.03)    (0.11)    (0.33)    (0.29)
      (0.14)    (3.16)      (0.94)       (0.14)    (3.16)    (1.14)    (2.96)    (3.41)
    -------   -------     -------      -------   -------   -------   -------   -------
      (0.14)    (3.16)      (1.01)       (0.21)    (3.19)    (1.25)    (3.29)    (3.70)
    -------   -------     -------      -------   -------   -------   -------   -------
    $ 27.13   $ 26.92     $ 26.15      $ 27.75   $ 27.31   $ 26.25   $ 24.58   $ 22.73
    =======   =======     =======      =======   =======   =======   =======   =======
       1.29%    15.72%       7.23%        2.36%    16.88%    12.18%    24.23%    27.99%
      (0.38%)   (0.63%)     (0.29%)+      0.62%     0.37%     0.39%     1.10%     1.18%
       2.00%     2.00%       2.00%+       1.00%     1.00%     0.88%     0.70%     0.82%
       2.18%     2.19%       2.16%+       1.18%     1.19%     0.96%     0.77%     0.82%
         19%       40%         32%          19%       40%       32%       41%       58%
    $51,234   $ 6,546     $ 2,478      $96,726   $69,434   $63,460   $60,414   $94,172

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.


                                                                              19
                                                                               -

MainStay MAP Equity Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay MAP Equity Fund (the "Fund").

MainStay MAP Equity Fund commenced operations in 1971 as the Mutual Benefit Fund. It was renamed MAP-Equity Fund on May 1, 1995. Pursuant to an Agreement and Plan of Reorganization approved by MAP-Equity shareholders on June 3, 1999, the MAP-Equity Fund was reorganized as the MainStay MAP Equity Fund. The financial statements of the MainStay MAP Equity Fund reflect the historical financial results of the MAP-Equity Fund prior to the reorganization.

The Fund currently offers four classes of shares, Class A shares, Class B shares, Class C shares and Class I shares. Distribution of Class A shares, Class B shares, and Class C shares commenced on June 9, 1999. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class I shares are not subject to sales charge. The four classes of shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that Class B shares and Class C shares are subject to higher distribution fee rates than Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution or service fee and may be sold to institutional investors and other individuals, as detailed in the prospectus.

The Fund's investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.


20
-

Notes to Financial Statements

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $17,057 are an increase and decrease to accu-


                                                                              21
                                                                               -

MainStay MAP Equity Fund

mulated net investment income and accumulated undistributed net realized gain. These book-tax differences are due primarily to a REIT reclass.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the year ended December 31, 2001 represent tax-based distributions of ordinary income of $340,737 and net long-term capital gain of $1,842,263, respectively. This differs from the amounts shown on the Statement of Changes in Net Assets due to book-tax differences noted above.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's manager. NYLIM replaced MainStay Management LLC ("MainStay Management") as the Fund's

22
-
manager pursuant to a Substitution Agreement among MainStay Management, NYLIM and the Fund effective January 2, 2001. (MainStay Management merged into NYLIM as of March 31, 2001). This change reflected a restructuring of the investment management business of New York Life, and did not affect the investment personnel responsible for managing the Fund's investments or any other aspect of the Fund's operations. In addition, the terms and conditions of the agreement, including management fees paid, have not changed in any other respect. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to Markston International, LLC (the "Subadvisor"). Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, paid the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the average daily net assets of the Fund. For the year ended December 31, 2001, the Manager earned $1,825,398 and reimbursed the Fund $430,077. The Manager had contractually agreed to limit total annual fund operating expenses to 1.00%, 1.25%, 2.00% and 2.00% for Class I, Class A, Class B and Class C shares, respectively, through May 30, 2001, after which time the Manager voluntarily agreed to continue the limitation. For a two-year period following expiration of the contractual expense limitation, the Manager may be entitled to reimbursement for a portion of expenses paid pursuant to the contractual expense limitation. The amount of such expenses was $376,582.

Pursuant to the terms of a Sub-Advisory Agreement between the Manager and the Subadvisor, the Manager paid the Subadvisor a monthly fee at an annual rate of the Fund's average daily net assets of 0.45% on assets up to $250 million, 0.40% on assets from $250 million to $500 million and 0.35% on assets in excess of $500 million.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with NYLIFE Distributors, Inc. ("the Distributor"), an indirect wholly-owned subsidiary of New York Life. The Fund, with respect to shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund. Class I shares are not subject to a distribution or service fee.


                                                                              23
                                                                               -

MainStay MAP Equity Fund


The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A Fund shares was $133,337 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemption of Class A, Class B and Class C shares of $258, $92,880 and $5,448, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $649,222.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $5,974 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $51,006 for the year ended December 31, 2001.

NOTE 4--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $212,603 and $38,771, respectively.

NOTE 5--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest

24
-
on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 6--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                           YEAR ENDED                              YEAR ENDED
                                        DECEMBER 31, 2001                       DECEMBER 31, 2000
                              -------------------------------------   -------------------------------------
                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS A   CLASS B   CLASS C   CLASS I
                              -------   -------   -------   -------   -------   -------   -------   -------
Shares sold.................   3,438     3,917     1,738     1,233      534        998      146       265
Shares issued in
  reinvestment of dividends
  and distributions.........      17        22         7        24       81        150       25       265
                               -----     -----     -----     -----     ----      -----      ---      ----
                               3,455     3,939     1,745     1,257      615      1,148      171       530
Shares redeemed.............    (525)     (456)     (100)     (313)    (136)       (99)     (23)     (406)
                               -----     -----     -----     -----     ----      -----      ---      ----
Net increase................   2,930     3,483     1,645       944      479      1,049      148       124
                               =====     =====     =====     =====     ====      =====      ===      ====


                                                                              25
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay MAP Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay MAP Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002


26
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."


                                                                              27
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------


28
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------


                                                                              29
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.


30
-

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSME11- 02/02
                                                    30

RECYCLE.LOGO

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    MAP Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Mid Cap
                                                              Growth Fund versus Russell 2500 Growth
                                                              Index and Inflation--Class A, Class B,
                                                              and Class C Shares                               4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Performance for the Year Ended 12/31/01          7
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            12
                                                              Notes to Financial Statements                   16
                                                              Report of Independent Accountants               21
                                                              Trustees and Officers                           22
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay Mid Cap Growth Fund versus Russell
2500 Growth Index and Inflation

CLASS A SHARES Total Returns: 1 Year -22.04%, Since Inception -22.04% [CLASS A SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH
                                            GROWTH FUND              INDEX(1)          INFLATION (CPI)(2)
                                          ----------------     -------------------     ------------------
1/2/01                                          9450                  10000                  10000
3/01                                            7796                   8008                  10097
6/01                                            8732                   9711                  10189
9/01                                            6936                   7082                  10206
12/01                                           7796                   8917                  10154

CLASS B SHARES Total Returns: 1 Year -22.29%, Since Inception -22.29% [CLASS B SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH
                                            GROWTH FUND              INDEX(1)          INFLATION (CPI)(2)
                                          ----------------     -------------------     ------------------
1/2/01                                         10000                  10000                  10000
3/01                                            8230                   8008                  10097
6/01                                            9190                   9711                  10189
9/01                                            7290                   7082                  10206
12/01                                           7771                   8917                  10154

CLASS C SHARES Total Returns: 1 Year -19.02%, Since Inception -19.02% [CLASS C SHARES PERFORMANCE LINE GRAPH]

                                          MAINSTAY MID CAP     RUSSELL 2500 GROWTH
                                            GROWTH FUND              INDEX(1)          INFLATION (CPI)(2)
                                          ----------------     -------------------     ------------------
1/2/01                                         10000                  10000                  10000
3/01                                            8230                   8008                  10097
6/01                                            9190                   9711                  10189
9/01                                            7290                   7082                  10206
12/01                                           8098                   8917                  10154

                                                                               5
                                                                               -

-------
* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges, as explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 5%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000(R) Index, which in turn, is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Total returns reflect reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6
-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about The Russell 2500(TM) Growth Index.

Portfolio Management Discussion and Analysis

Clearly, 2001 was one of the most volatile and emotionally taxing years in recent history. The economy continued to slow, with gross domestic product slipping into negative territory in the third quarter. Technology led the declines, but other industries quickly followed--with reduced earnings estimates, falling profit projections, and a rising tide of layoffs. The September terrorist attacks took the wind out of consumer confidence and caused stock prices in general to plummet. Fortunately, stocks recovered somewhat in the fourth quarter of 2001.

The Federal Reserve remained active throughout the year, seeking to bolster the economy with aggressive easing moves. In 2001, the Fed trimmed the targeted federal funds rate 11 times--for a total reduction of 4.75%. Lower interest rates stimulated mortgage refinancing and helped many companies fortify their balance sheets.

Thanks to lower energy prices, inflation remained in check. But as the year drew to a close, significant economic and market risks emerged. Consumer spending-- which typically accounts for about two-thirds of economic growth--remained uncertain. Even though consumer sentiment has steadily rebounded since mid-September, unemployment was rising, and the number of people without jobs hit a multiyear high in December. While the layoff trend should eventually abate, consumer spending will need to remain high to sustain an economic recovery. Other factors affecting market uncertainty included the military cam-paign overseas, the terrorist threat at home, the rising conflict in the Middle East, and the pace of government spending.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Mid Cap Growth Fund Class A shares returned -17.50% and Class B and Class C shares returned -18.20%, excluding all sales charges. All share classes outperformed the -21.17% return of the average Lipper(1) mid-cap growth fund over the same period but underper-formed the -10.83% return of the Russell 2500(TM) Growth Index(2) in 2001.

The Fund's strong performance relative to its peers was largely the result of strict adherence to our disciplined investment process. In the early part of the year, the Fund was overweighted in health care and financial stocks, where fundamentals generally remained strong. With technology and consumer cyclical stocks experiencing weak business conditions and poor earnings visibility, the Fund remained underweighted in these sectors.

In the fourth quarter, however, our market perspective changed as news on the war front remained upbeat and the U.S. economy began to show signs of emerging from a recession. Anticipating a pickup in capital spending in 2002, we added to the Fund's consumer-cyclical and technology holdings, while

                                                                               7
                                                                               -

PERFORMANCE FOR THE YEAR ENDED 12/31/01
[LINE GRAPH]

                                                                          CLASS A                      CLASS B AND CLASS C
                                                                          -------                      -------------------
12/01                                                                      -17.5                              -18.2
Past performance is no guarantee of future results. See
  footnote 1 on page 9 for more information on performance.

reducing exposure to consumer staples and health care stocks. By year-end, relative to the Russell 2500 Growth Index, the Fund was overweighted in consumer cyclicals, financials, and technology and was evenly weighted in health care.

STRONG AND WEAK PERFORMERS

As a group, consumer cyclical stocks outperformed other sectors in 2001. The Fund initiated a position in crafts retailer Michaels Stores during the year. The stock rose sharply along with other specialty discount retailers, including Bed Bath & Beyond and AutoZone, as consumers continued to spend money on home goods and automotive parts and accessories. Casino gaming-systems manufacturer International Game Technology showed strong performance during the year. The Fund also benefited from new positions in KB Homes and Lennar, two home-building concerns that profited from a resilient residential-housing market.

Financial stocks had mixed results but made a net positive contribution to the Fund's performance for the year. Poor results at regional banking concerns Synovus Financial and Zion Bancorporation were more than offset by solid gains at Affiliated Managers Group, an asset-management holding company, and Heller Financial, a commercial financial products and services provider. In October 2001, Heller Financial was acquired by General Electric at a significant premium.

Technology stocks were the largest detractors from the Fund's overall performance in 2001. During the year, the Fund profited from NVIDIA, a developer of 3D graphics processors; Advent Software, a provider of client/server software;

8

and Integrated Circuit Systems, a manufacturer of semiconductor components. Unfortunately, these gains were overshadowed by weakness in the Fund's other technology holdings, most notably Agile Software, a provider of supply-chain management solutions, and Vitesse Semiconductor, a marketer of digital high-bandwidth communications equipment. The Fund added to its positions in NVIDIA and Genesis Microchip after their prices dipped in mid-September, and the additional exposure had a positive impact on performance through the end of the year.

Health care stocks also detracted from the Fund's performance during 2001. The biggest losses occurred in the fourth quarter, when investors began to antici-pate an economic rebound and rotated out of defensive stocks into more cyclical sectors. The Fund's biggest casualties during the sector rotation were Abgenix and Celgene, two biotechnology holdings that were sold to put the proceeds to more productive use.

With collapsing oil and gas prices, the energy sector also hurt the Fund's performance. Oil and gas drillers National Oilwell, Newfield Exploration, Price International, and ENSCO International all experienced sharp declines. Since we see no clear signs of improvement in the near future, we sold each of these positions and redeployed the assets elsewhere. Overall, the Fund's sales of energy stocks had a positive impact on performance.

LOOKING AHEAD

We anticipate a generally positive, but highly volatile investment environment for growth stocks in 2002. Judging from the recovery in the key market averages since mid-September, it appears that investors have been willing to look beyond the valley to an anticipated economic rebound. If the recovery shows staying power and the news on the war front remains encouraging, market sentiment may show further improvement.

Even so, we remain cautious, particularly since the consumer's resilience remains in doubt as long as corporate layoffs continue. In a market that has been characterized by extreme volatility, our disciplined investment process continues to stress a diversified portfolio of mid-cap stocks, with a focus on health care, technology, consumer, and financial issues. Whatever the markets or the economy may bring, the Fund will continue to seek long-term growth of capital.

Rudolph C. Carryl
Edmund C. Spelman
Portfolio Managers
MacKay Shields LLC

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                                SINCE INCEPTION
                      1 YEAR    THROUGH 12/31/01
Class A               -17.50%       -17.50%
Class B               -18.20%       -18.20%
Class C               -18.20%       -18.20%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                                SINCE INCEPTION
                      1 YEAR    THROUGH 12/31/01
Class A               -22.04%       -22.04%
Class B               -22.29%       -22.29%
Class C               -19.02%       -19.02%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 12/31/01
Class A               176 out of       176 out of
                      448 funds        448 funds
Class B               187 out of       187 out of
                      448 funds        448 funds
Class C               187 out of       187 out of
                      448 funds        448 funds

Average Lipper
mid-cap growth fund   -21.17%          -21.17%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A        $8.25       $0.0000      $0.0000
    Class B        $8.18       $0.0000      $0.0000
    Class C        $8.18       $0.0000      $0.0000

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 12/31/01.

Information on this page and the preceding pages has not been audited.

10
-

MainStay Mid Cap Growth Fund

                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (98.5%)+

BANKS (4.2%)
AmSouth Bancorporation..........    16,000       $   302,400
Roslyn Bancorp, Inc. ...........    34,000           595,000
Synovus Financial Corp. ........    11,850           296,843
                                                 -----------
                                                   1,194,243
                                                 -----------
BIOTECHNOLOGY (1.4%)
Cephalon, Inc. (a)..............     1,200            90,702
Human Genome Sciences, Inc.
 (a)............................     3,950           133,194
Millennium Pharmaceuticals, Inc.
 (a)............................     7,250           177,697
                                                 -----------
                                                     401,593
                                                 -----------
COMMERCIAL & CONSUMER SERVICES (1.8%)
BISYS Group, Inc. (The) (a).....     8,050           515,119
                                                 -----------

COMMUNICATIONS--EQUIPMENT (1.4%)
L-3 Communications Holdings,
 Inc. (a).......................     4,350           391,500
                                                 -----------

COMPUTER SOFTWARE & SERVICES (11.7%)
Advent Software, Inc. (a).......    11,700           584,415
Affiliated Computer Services,
 Inc.
 Class A (a)....................     5,050           535,957
Cadence Design Systems, Inc.
 (a)............................    13,100           287,152
Concord EFS, Inc. (a)...........     4,300           140,954
Fiserv, Inc. (a)................    17,500           740,600
Macrovision Corp. (a)...........    13,600           478,992
Retek Inc. (a)..................    11,850           353,960
SunGard Data Systems Inc. (a)...     7,350           212,635
                                                 -----------
                                                   3,334,665
                                                 -----------
COMPUTER SYSTEMS (2.8%)
Avocent Corp. (a)...............     8,650           209,763
Cabot Microelectronics Corp.
 (a)............................     4,750           376,438
FEI Co. (a).....................     6,450           203,239
                                                 -----------
                                                     789,440
                                                 -----------
COMPUTERS--PERIPHERALS (2.4%)
Integrated Circuit Systems, Inc.
 (a)............................    30,000           677,700
                                                 -----------

CONSTRUCTION & HOUSING (0.4%)
Meritage Corp. (a)..............     2,050           105,165
                                                 -----------
ELECTRICAL EQUIPMENT (0.6%)
Sanmina-SCI Corp. (a)...........     9,250           184,075
                                                 -----------

ELECTRONICS--COMPONENTS (10.5%)
Amphenol Corp. Class A (a)......     2,500           120,125
Atmel Corp. (a).................    29,900           236,808
Genesis Microchip Inc. ADR
 (a)(b).........................     5,750           380,190
Integrated Device Technology,
 Inc. (a).......................    15,700           417,463

                                   SHARES           VALUE
                                  --------------------------
ELECTRONICS--COMPONENTS (CONTINUED)
Lattice Semiconductor Corp.
 (a)............................    27,400       $   563,618
Plexus Corp. (a)................     4,750           126,160
Rudolph Technologies, Inc.
 (a)............................    17,800           610,896
Semtech Corp. (a)...............    14,900           531,781
                                                 -----------
                                                   2,987,041
                                                 -----------
ELECTRONICS--INSTRUMENTATION (0.6%)
PerkinElmer, Inc. ..............     5,250           183,855
                                                 -----------

ELECTRONICS--SEMICONDUCTORS (4.1%)
LSI Logic Corp. (a).............    12,750           201,195
NVIDIA Corp. (a)................     8,650           578,685
Teradyne, Inc. (a)..............    12,600           379,764
                                                 -----------
                                                   1,159,644
                                                 -----------
FINANCE (1.8%)
SEI Investments Co. ............    11,450           516,509
                                                 -----------

FOOD & HEALTH CARE DISTRIBUTORS (2.0%)
AmerisourceBergen Corp. ........     3,350           212,892
Patterson Dental Co. (a)........     8,750           358,138
                                                 -----------
                                                     571,030
                                                 -----------
HARDWARE & TOOLS (1.3%)
Toro Co. (The)..................     8,450           380,250
                                                 -----------

HEALTH CARE--DRUGS (1.8%)
ImClone Systems Inc. (a)........     1,507            70,015
IVAX Corp. (a)..................     4,850            97,679
King Pharmaceuticals, Inc.
 (a)............................     7,883           332,111
                                                 -----------
                                                     499,805
                                                 -----------
HEALTH CARE--HMOS (2.2%)
Anthem, Inc. (a)................     7,800           386,100
WellPoint Health Networks Inc.
 (a)............................     2,100           245,385
                                                 -----------
                                                     631,485
                                                 -----------
HEALTH CARE--MEDICAL PRODUCTS (4.7%)
Biomet, Inc. ...................    12,100           373,890
Laboratory Corp. of America
 Holdings (a)...................     4,550           367,868
St. Jude Medical, Inc. (a)......     3,850           298,952
Zimmer Holdings, Inc. (a).......    10,050           306,927
                                                 -----------
                                                   1,347,637
                                                 -----------
HEALTH CARE--MISCELLANEOUS (8.3%)
AdvancePCS (a)..................    10,800           316,980
Allergan, Inc. .................     3,950           296,448
Genzyme Corp. (General Division)
 (a)............................     4,950           296,307
Health Management Associates,
 Inc. Class A (a)...............    13,800           253,920
Pediatrix Medical Group, Inc.
 (a)............................     4,200           142,464
Quest Diagnostics Inc. (a)......     6,550           469,701

-------
+ + Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Portfolio of Investments December 31, 2001


                                   SHARES           VALUE
                                  --------------------------
COMMON STOCKS (CONTINUED)
HEALTH CARE--MISCELLANEOUS (CONTINUED)
Trigon Healthcare, Inc. (a).....     4,250       $   295,162
Universal Health Services, Inc.
 Class B (a)....................     7,150           305,877
                                                 -----------
                                                   2,376,859
                                                 -----------
HOMEBUILDING (8.3%)
D.R. Horton, Inc. ..............     9,600           311,616
KB Home.........................    21,500           862,150
Lennar Corp. ...................    14,600           683,572
M.D.C. Holdings, Inc. ..........    13,200           498,828
                                                 -----------
                                                   2,356,166
                                                 -----------
HOUSEHOLD FURNISHINGS & APPLIANCES (1.1%)
Ethan Allen Interiors Inc. .....     7,750           322,322
                                                 -----------

INSURANCE (3.8%)
Berkley (W.R.) Corp. ...........     7,550           405,435
CNA Surety Corp. ...............    18,100           280,550
Gallagher (Arthur J.) & Co. ....     7,050           243,155
Willis Group Holdings Ltd. ADR
 (a)(b).........................     7,050           166,027
                                                 -----------
                                                   1,095,167
                                                 -----------
INTERNET SOFTWARE & SERVICES (1.0%)
VeriSign, Inc. (a)..............     7,250           275,790
                                                 -----------

INVESTMENT BANK/BROKERAGE (2.3%)
Affiliated Managers Group, Inc.
 (a)............................     6,450           454,596
Legg Mason, Inc. ...............     4,250           212,415
                                                 -----------
                                                     667,011
                                                 -----------
LEISURE TIME (2.9%)
Harley-Davidson, Inc. ..........     5,350           290,559
International Game Technology
 (a)............................     8,000           546,400
                                                 -----------
                                                     836,959
                                                 -----------
MANUFACTURING (0.4%)
Danaher Corp. ..................     1,950           117,604
                                                 -----------

RETAIL (13.2%)
Abercrombie & Fitch Co. Class A
 (a)............................    18,600           493,458
AutoZone, Inc. (a)..............     7,550           542,090

                                   SHARES           VALUE
                                  --------------------------
RETAIL (CONTINUED)
Bed Bath & Beyond Inc. (a)......    15,700       $   532,230
BJ's Wholesale Club, Inc. (a)...     8,750           385,875
Chico's FAS, Inc. (a)...........     3,400           134,980
Group 1 Automotive, Inc. (a)....     4,800           136,848
Lands' End, Inc. (a)............     2,800           140,448
Michaels Stores, Inc. (a).......    23,300           767,735
Talbots, Inc. (The).............    10,050           364,313
Tech Data Corp. (a).............     6,050           261,844
                                                 -----------
                                                   3,759,821
                                                 -----------
SHOES (1.5%)
Timberland Co. (The) Class A
 (a)............................    11,550           428,274
                                                 -----------
Total Common Stocks
 (Cost $26,265,962).............                  28,106,729
                                                 -----------
                                  PRINCIPAL
                                   AMOUNT
                                  ---------
SHORT-TERM INVESTMENT (2.1%)

FEDERAL AGENCY (2.1%)
Freddie Mac (Discount Note)
 1.47%, due 1/2/02..............  $600,000           599,975
                                                 -----------
Total Short-Term Investment
 (Cost $599,975)................                     599,975
                                                 -----------
Total Investments
 (Cost $26,865,937) (c).........     100.6%       28,706,704(d)
Liabilities in Excess of
 Cash and Other Assets..........      (0.6)         (184,201)
                                  --------       -----------
Net Assets......................     100.0%      $28,522,503
                                  ========       ===========

-------
(a)  Non-income producing security.
(b)  ADR--American Depositary Receipt.
(c)  The cost for federal income tax purposes is $27,198,606.
(d)  At December 31, 2001, net unrealized appreciation was
     $1,508,098, based on cost for federal income tax
     purposes. This consisted of aggregate gross unrealized
     appreciation for all investments on which there was an
     excess of market value over cost of $2,849,948 and
     aggregate gross unrealized depreciation for all
     investments on which there was an excess of cost over
     market value of $1,341,850.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $26,865,937)..............................................       $28,706,704
Cash........................................................            47,845
Receivables:
  Investment securities sold................................           845,166
  Fund shares sold..........................................            65,397
  Dividends.................................................             8,341
                                                                   -----------
        Total assets........................................        29,673,453
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................         1,047,232
  Transfer agent............................................            18,476
  Manager...................................................            15,644
  NYLIFE Distributors.......................................             9,154
  Custodian.................................................             3,627
  Trustees..................................................               256
Accrued expenses............................................            56,561
                                                                   -----------
        Total liabilities...................................         1,150,950
                                                                   -----------
Net assets..................................................       $28,522,503
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    27,831
  Class B...................................................             6,477
  Class C...................................................               316
Additional paid-in capital..................................        33,342,610
Accumulated net realized loss on investments................        (6,695,498)
Net unrealized appreciation on investments..................         1,840,767
                                                                   -----------
Net assets..................................................       $28,522,503
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $22,965,137
                                                                   ===========
Shares of beneficial interest outstanding...................         2,783,075
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.25
Maximum sales charge (5.50% of offering price)..............              0.48
                                                                   -----------
Maximum offering price per share outstanding................       $      8.73
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 5,299,081
                                                                   ===========
Shares of beneficial interest outstanding...................           647,688
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.18
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $   258,285
                                                                   ===========
Shares of beneficial interest outstanding...................            31,564
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.18
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $    75,818
  Interest..................................................       53,497
                                                              -----------
    Total income............................................      129,315
                                                              -----------
Expenses:
  Manager...................................................      199,137
  Transfer agent............................................       78,812
  Service--Class A..........................................       57,975
  Service--Class B..........................................        7,844
  Service--Class C..........................................          560
  Registration..............................................       36,103
  Professional..............................................       32,718
  Shareholder communication.................................       30,539
  Distribution--Class B.....................................       23,531
  Distribution--Class C.....................................        1,682
  Recordkeeping.............................................       12,424
  Custodian.................................................       11,572
  Pricing service...........................................        9,356
  Trustees..................................................          869
  Miscellaneous.............................................       19,241
                                                              -----------
    Total expenses before reimbursement.....................      522,363
Expense reimbursement by Manager and Subadvisor.............      (98,875)
                                                              -----------
    Net expenses............................................      423,488
                                                              -----------
Net investment loss.........................................     (294,173)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................   (6,695,498)
Net unrealized appreciation on investments..................    1,840,767
                                                              -----------
Net realized and unrealized loss on investments.............   (4,854,731)
                                                              -----------
Net decrease in net assets resulting from operations........  $(5,148,904)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Statement of Changes in Net Assets

                                                               Year ended
                                                              December 31,
                                                                  2001
                                                              ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $  (294,173)
  Net realized loss on investments..........................   (6,695,498)
  Net unrealized appreciation on investments................    1,840,767
                                                              -----------
  Net decrease in net assets resulting from operations......   (5,148,904)
                                                              -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   28,574,669
    Class B.................................................    6,368,736
    Class C.................................................      358,382
  Cost of shares redeemed:
    Class A.................................................     (949,395)
    Class B.................................................     (628,342)
    Class C.................................................      (52,643)
                                                              -----------
      Increase in net assets derived from capital share
       transactions.........................................   33,671,407
                                                              -----------
      Net increase in net assets............................   28,522,503
NET ASSETS:
Beginning of year...........................................           --
                                                              -----------
End of year.................................................  $28,522,503
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Financial Highlights selected per share data and ratios

                                                                  Class A            Class B            Class C
                                                              ----------------   ----------------   ----------------
                                                                           Year ended December 31, 2001
                                                              ------------------------------------------------------
Net asset value at beginning of year........................      $ 10.00            $ 10.00            $ 10.00
                                                                  -------            -------            -------
Net investment loss (a).....................................        (0.09)             (0.14)             (0.14)
Net realized and unrealized loss on investments.............        (1.66)             (1.68)             (1.68)
                                                                  -------            -------            -------
Total from investment operations............................        (1.75)             (1.82)             (1.82)
                                                                  -------            -------            -------
Net asset value at end of year..............................      $  8.25            $  8.18            $  8.18
                                                                  =======            =======            =======
Total investment return (b).................................       (17.50%)           (18.20%)           (18.20%)
Ratios (to average net assets)
  Supplemental Data:
    Net investment loss.....................................        (1.01%)            (1.76%)            (1.76%)
    Net expenses............................................         1.50%              2.25%              2.25%
    Expenses (before reimbursement).........................         1.87%              2.62%              2.62%
Portfolio turnover rate.....................................          127%               127%               127%
Net assets at end of year (in 000's)........................      $22,965            $ 5,299            $   258

-------

     Per share data based on average shares outstanding during
(a)  the period.
     Total return is calculated exclusive of sales charges and is
(b)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

16
-

MainStay Mid Cap Growth Fund

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Mid Cap Growth Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLIFE Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal

                                                                              17
                                                                               -

Notes to Financial Statements


exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $294,173 are decreases to accumulated net investment loss and additional paid-in-capital, respectively. These book-tax differences are due primarily to a net investment loss incurred by the Fund in 2001.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifica-

18
-

MainStay Mid Cap Growth Fund


tions described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.75% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $199,137 and reimbursed the Fund $98,875.

                                                                              19
                                                                               -

Notes to Financial Statements (continued)


Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.375% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares was $471 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class A and Class B shares of $181 and $3,571, respectively, for the year ended December 31, 2001.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued for the year ended December 31, 2001 amounted to $78,812.

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2001, New York Life held shares of Class A with a net asset value of $20,625,000 which represents 89.8% of the Class A net assets at year end.

20
-

MainStay Mid Cap Growth Fund


OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $606 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate, 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,424 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $484,928 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $5,877,901 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $66,670 and $33,709, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 2001
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Shares sold.................................................   2,892      724       38
Shares redeemed.............................................    (109)     (76)      (7)
                                                               -----      ---       --
Net increase................................................   2,783      648       31
                                                               =====      ===       ==

                                                                              21
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Mid Cap Growth Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

22
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              23
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

24
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              25
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

                       This page intentionally left blank

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY.LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054
www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved.  MSMC11-02/02
                                                                              11

[RECYCLE.LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R)
    Mid Cap Growth Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY.LOGO]

                                           Table of Contents

                                                              President's Letter                               3
                                                              $10,000 Invested in MainStay Select 20 Equity
                                                              Fund versus S&P 500 Index and Inflation--
                                                              Class A, Class B, and Class C Shares             4
                                                              Portfolio Management Discussion and Analysis     6
                                                              Performance for the Year Ended 12/31/01          7
                                                              Returns and Lipper Rankings as of 12/31/01       9
                                                              Portfolio of Investments                        10
                                                              Financial Statements                            11
                                                              Notes to Financial Statements                   15
                                                              Report of Independent Accountants               21
                                                              Trustees and Officers                           22
                                                              The MainStay(R) Funds                           25

                       This page intentionally left blank

                                                                               3
                                                                               -

President's Letter

In 2001, conflicting economic forces, coupled with certain extraordinary events, caused equity markets to falter and bond markets to advance.

Beginning in the fourth quarter of 2000, weaknesses evident in the technology sector began to spread to other industries. This trend continued throughout 2001, leading many companies to lay off workers and reassess their earnings potential. With clear signs that the U.S. economy was slowing, the Federal Reserve began a series of moves to ease credit in an effort to engineer a "soft landing." Over the course of the year, the Fed lowered the targeted federal funds rate 11 separate times--for a cumulative reduction of 4.75%.

Despite these aggressive moves, for the third quarter of 2001, U.S. gross domestic product was negative. This helped confirm widespread concerns that the nation had slipped into a recession. Following the terrorist attacks of September 11, the stock market declined even further, although it recovered some of its lost ground in the fourth quarter. International markets also faced a difficult year, and most global equity markets ended 2001 well below where they began.

As a result of short-term interest-rate reductions over the course of the year, bond prices moved correspondingly higher. Weakness in the equity markets strengthened bond performance, as a general flight to quality increased institutional demand for investment-grade issues. The high-yield bond market, on the other hand, suffered setbacks as the economy weakened and the potential for defaults increased. In November, the U.S. Treasury surprised investors by announcing that it would no longer offer 30-year bonds.

Although faced with near-term market uncertainties, MainStay Funds' portfolio managers continued to maintain a longer-term outlook. Our portfolio managers remained true to their respective well-defined investment processes and applied them consistently to pursue competitive returns in an ever changing market environment.

The report that follows takes a closer look at the market forces and investment decisions that shaped the performance of your MainStay Fund in 2001. If you have any questions about this report, your registered investment professional will be pleased to assist you.

At MainStay, we believe that the consistent application of sound investment strategies can help you weather difficult markets as you pursue your long-range vision of financial success. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ STEPHEN C. ROUSSIN

Stephen C. Roussin
January 2002

4
The disclosure and footnotes on the following page are an integral part of these graphs and should be carefully read in conjunction with them.

$10,000 Invested in MainStay
Select 20 Equity Fund versus
S&P 500 Index and Inflation

CLASS A SHARES Total Returns: 1 Year -19.20%, Since Inception -19.20%
[LINE GRAPH]

                                         MAINSTAY SELECT 20
                                            EQUITY FUND          S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         ------------------      ----------------      ------------------
1/2/01                                          9450                  10000                  10000
3/01                                            8411                   8814                  10097
6/01                                            8458                   9330                  10189
9/01                                            7286                   7959                  10206
12/01                                           8080                   8812                  10154

CLASS B SHARESTotal Returns: 1 Year -19.35%, Since Inception -19.35%
[LINE GRAPH]

                                         MAINSTAY SELECT 20
                                            EQUITY FUND          S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         ------------------      ----------------      ------------------
1/2/01                                         10000                  10000                  10000
3/01                                            8411                   8814                  10097
6/01                                            8458                   9330                  10189
9/01                                            7286                   7959                  10206
12/01                                           8080                   8812                  10154

CLASS C SHARESTotal Returns: 1 Year -15.95%, Since Inception -15.95%
[LINE GRAPH]

                                         MAINSTAY SELECT 20
                                            EQUITY FUND          S&P 500 INDEX(1)      INFLATION (CPI)(2)
                                         ------------------      ----------------      ------------------
1/2/01                                         10000                  10000                  10000
3/01                                            8890                   8814                  10097
6/01                                            8920                   9330                  10189
9/01                                            7670                   7959                  10206
12/01                                           8405                   8812                  10154

                                                                               5
                                                                               -

-------
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price, reinvestment of dividend and capital gain distributions, and maximum applicable sales charges explained in this paragraph. The graphs assume an initial investment of $10,000 and reflect deduction of all sales charges that would have applied for the period of investment. Class A share performance reflects the effect of the maximum 5.5% initial sales charge. Class B shares are subject to a contingent deferred sales charge
  (CDSC) of up to 5% if shares are redeemed within the first six years of purchase. Class B share performance reflects a CDSC of 5%, which would apply for the period shown. Class C shares would be subject to a CDSC of 1% if redeemed within one year of purchase.

(1) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. An investment cannot be made directly into an index.

(2) Inflation is represented by the Consumer Price Index (CPI), which is a commonly used measure of the rate of inflation and shows the changes in the cost of selected goods. It does not represent an investment return.

6

-------
(1) See footnote and table on page 9 for more information about Lipper Inc.
(2) See footnote on page 5 for more information about the S&P 500 Index.

Portfolio Management Discussion and Analysis
The year 2001 proved to be one of the most volatile in the history of the equity markets. Many companies in the technology and communication-services sectors suffered severe price corrections. As other sectors began to falter, reasons for the difficulties began to emerge.

After stellar growth in the previous two years, the economy experienced a dra-matic slowdown in the first half of 2001. While equity investors wrestled with concerns over a possible recession, the Federal Reserve was taking aggressive action to engineer a "soft landing." In 2001, the Fed lowered the targeted federal funds rate 11 times--for a total reduction of 4.75%.

Despite these efforts, gross domestic product slipped into negative territory in the third quarter, and the market's recession fears were later confirmed. Corporations continued to lay off workers and revise their profit and earnings projections downward. As demand declined, many companies that had previously grown at an unprecedented pace began to suffer from excess capacity.

Any hopes for a quick economic turnaround were shattered in mid-September, when terrorists attacked the Pentagon and the World Trade Center. The U.S. stock market closed for several days, then reopened to its largest weekly decline since the Great Depression. Although stocks in general have recovered from their September lows, major stock indices closed the year with substantial losses. Fortunately by year-end, aggressive Federal Reserve easing, successes in the war on terrorism, and improvements in consumer confidence were helping investors focus on the possibility of an economic turnaround in 2002.

PERFORMANCE REVIEW

For the year ended December 31, 2001, MainStay Select 20 Equity Fund Class A shares returned -14.50% and Class B and Class C shares returned -15.10%, ex-cluding all sales charges. All share classes underperformed the -13.77% return of the average Lipper(1) large-cap core fund over the same period. All share classes also underperformed the -11.87% return of the S&P 500 Index(2) for 2001.

Since the Fund focuses on our best selections from both a growth and value perspective, its underperformance was a direct result of our stock selection in a market that strongly preferred value over growth. Because the Fund concentrates its holdings in just 20 stocks, a single issue that suffers a severe decline is likely to have a greater impact on performance than would be the case in a widely diversified Fund.

                                                                               7
                                                                               -

PERFORMANCE FOR THE YEAR ENDED 12/31/01
[BAR CHART]

                           12/01
                           -----
-14.5
-15.1


Past performance is no guarantee of future results. See footnote 1 on page 9 for more information on performance.

STRONG AND WEAK PERFORMERS

One of the stocks that added the most value to the Fund in 2001 was Tosco, a major refiner and marketer of petroleum products in the United States. The company agreed to be acquired by Phillips Petroleum after the Fund purchased Tosco shares. We sold the Fund's position in Tosco in mid-February at a 24% gain when the stock reached our price target. Motorcycle manufacturer Harley-Davidson was also a positive contributor to the Fund in 2001, advancing 37% for the year. The company enjoyed strong sales in the United States and overseas, which was impressive in light of the economic slowdown. The Fund continues to hold Harley-Davidson shares.

American Standard, a multi-industry manufacturing company, was another strong contributor to the Fund's performance in 2001. The stock rose 38% during the year, boosted by new management's restructuring efforts. We con-tinue to hold the stock in the Fund's portfolio. The Fund purchased shares of Alcoa, a global aluminum producer, in late March 2001. In less than three months from the time of purchase, the shares rose 18%, and we sold them when they reached our price target.

The Fund established a position in UnitedHealth Group, a major HMO, in June of 2001. The company's disciplined cost controls, solid pricing, and ability to capture market share from its competitors helped drive the stock up 24% from purchase to year-end. The Fund continues to hold the shares, since we believe many of these trends may continue in 2002.

In spite of being underweighted in technology relative to the S&P 500, two of our technology-related holdings hurt the portfolio's overall performance. EMC, which makes storage systems for network computing, declined 52% from its

8

original purchase price. Corning, a maker of fiber-optic cable and equipment, plummeted 70% during the year. Both stocks suffered from the severe correc-tion in technology spending. The ensuing contractions have severely hurt share prices among dozens of companies in the technology and telecommunications sectors. By June it was evident that there was little hope of a quick turnaround for these companies, and we sold the shares since neither stock could still be counted among our most promising selections.

El Paso dropped 38% for the year due to falling energy prices and concerns over the Enron debacle. Despite the declines, the Fund continued to hold the shares at year-end because we believe El Paso's asset-based business model will prove successful going forward.

SECTOR WEIGHTINGS

Since the Fund selects stocks on their individual merits, sector weightings are entirely a result of our bottom-up selection process, which seeks ideas from both a growth and a value perspective. Due to the small number of holdings in the Fund, it is natural for the weightings to differ substantially from those in a broader benchmark. With that said, as of year-end 2001, the Fund was over-weighted in capital goods, consumer cyclicals, and utilities, and underweighted in consumer staples and technology.

LOOKING AHEAD

We believe that many stock prices already reflect adjustments for a robust eco-nomic recovery in 2002. As a result, we remain somewhat defensive for the short term. While we are cautiously optimistic that Federal Reserve easing may help stabilize economic activity, we doubt that all sectors will react in the same way. In particular, structural issues may prevent some sectors from taking imme-diate advantage of available liquidity, which could slow their recovery process. We also see high corporate and consumer debt levels as potential challenges to a swift recovery.

We will continue to assess individual securities and select what we believe are the most promising ideas from both a growth and a value perspective. What-ever the markets or the economy may bring, the Fund will continue to seek to realize maximum long-term growth of capital.

Richard A. Rosen
Mark T. Spellman
Edmund C. Spelman
Rudolph C. Carryl
Portfolio Managers
MacKay Shields LLC

                                                                               9
                                                                               -

Returns and Lipper Rankings as of 12/31/01
   FUND TOTAL RETURNS (WITHOUT SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 12/31/01
Class A              -14.50%       -14.50%
Class B              -15.10%       -15.10%
Class C              -15.10%       -15.10%

   FUND TOTAL RETURNS (WITH SALES CHARGES)(1)

                               SINCE INCEPTION
                     1 YEAR    THROUGH 12/31/01
Class A              -19.20%       -19.20%
Class B              -19.35%       -19.35%
Class C              -15.95%       -15.95%

   FUND LIPPER(2) RANKINGS AND LIPPER CATEGORY RETURNS AS OF 12/31/01

                                   SINCE INCEPTION
                        1 YEAR     THROUGH 12/31/01
Class A               433 out of       433 out of
                      720 funds        720 funds
Class B               472 out of       472 out of
                      720 funds        720 funds
Class C               472 out of       472 out of
                      720 funds        720 funds
Average Lipper
large-cap core fund   -13.77%          -13.77%

   FUND PER-SHARE NET ASSET VALUES AND DISTRIBUTIONS FOR THE YEAR ENDED 12/31/01

                NAV 12/31/01   INCOME    CAPITAL GAINS
    Class A        $8.55       $0.0000      $0.0000
    Class B        $8.49       $0.0000      $0.0000
    Class C        $8.49       $0.0000      $0.0000

-------
 (1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS THAN THAT SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. Total returns include change in share price and reinvestment of dividend and capital gain distributions. Performance figures reflect certain fee waivers and/or expense limitations, without which total return figures may have been lower. Fee waivers and/or expense limitations are voluntary and may be discontinued at any time.

     Class A shares are sold with a maximum initial sales charge of 5.5%. Class B shares are subject to a CDSC of up to 5% if shares are redeemed within the first six years of purchase. Class C shares are subject to a CDSC of 1% if redeemed within one year of purchase.

 (2) Lipper Inc. is an independent monitor of mutual fund performance. Results are based on total returns with capital gains and dividend distributions reinvested. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Class A shares, Class B shares, and Class C shares were first offered to the public on 1/2/01. Since-inception return for the average Lipper peer fund is for the period from 1/2/01 through 12/31/01.

     Information on this page and the preceding pages has not been audited.

10
-

MainStay Select 20 Equity Fund
Portfolio of Investments December 31, 2001

                                    SHARES          VALUE
                                    ------------------------
COMMON STOCKS (99.0%)+

BANKS (9.5%)
FleetBoston Financial Corp. ......  38,800       $ 1,416,200
JP Morgan Chase & Co. ............  39,700         1,443,095
                                                 -----------
                                                   2,859,295
                                                 -----------
COMPUTER SOFTWARE & SERVICES (4.8%)
Microsoft Corp. (a)...............  22,000         1,457,940
                                                 -----------
ELECTRICAL EQUIPMENT (4.7%)
General Electric Co. .............  35,100         1,406,808
                                                 -----------
ENTERTAINMENT (4.7%)
AOL Time Warner Inc. (a)..........  44,300         1,422,030
                                                 -----------

FINANCE (5.2%)
Citigroup Inc. ...................  30,900         1,559,832
                                                 -----------
HEALTH CARE--DRUGS (4.7%)
Pfizer Inc. ......................  35,300         1,406,705
                                                 -----------

HEALTH CARE--HMOS (5.2%)
UnitedHealth Group Inc. ..........  22,200         1,571,094
                                                 -----------
HEALTH CARE--MEDICAL PRODUCTS (5.4%)
Baxter International Inc. ........  30,000         1,608,900
                                                 -----------

HOUSEHOLD PRODUCTS (5.1%)
Kimberly-Clark Corp. .............  25,500         1,524,900
                                                 -----------

LEISURE TIME (6.0%)
Harley-Davidson, Inc. ............  33,100         1,797,661
                                                 -----------

                                    SHARES          VALUE
                                    ------------------------
MANUFACTURING (9.7%)
American Standard Cos. Inc. (a)...  21,500       $ 1,466,945
Tyco International Ltd. ..........  24,600         1,448,940
                                                 -----------
                                                   2,915,885
                                                 -----------
NATURAL GAS DISTRIBUTORS & PIPELINES (5.1%)
El Paso Corp. ....................  34,400         1,534,584
                                                 -----------

OIL--INTEGRATED DOMESTIC (5.0%)
Phillips Petroleum Co. ...........  25,000         1,506,500
                                                 -----------

OIL--INTEGRATED INTERNATIONAL (4.7%)
ChevronTexaco Corp. ..............  15,700         1,406,877
                                                 -----------

RETAIL (14.7%)
Bed Bath & Beyond Inc. (a)........  43,200         1,464,480
Kohl's Corp. (a)..................  21,600         1,521,504
Sears, Roebuck and Co. ...........  30,300         1,443,492
                                                 -----------
                                                   4,429,476
                                                 -----------
TELEPHONE (4.5%)
Verizon Communications Inc. ......  28,200         1,338,372
                                                 -----------
Total Investments
 (Cost $30,608,268)(b)............    99.0%       29,746,859(c)
Cash and Other Assets,
 Less Liabilities.................     1.0           289,317
                                    -------      -----------
Net Assets........................   100.0%      $30,036,176
                                    =======      ===========

-------
(a)  Non-income producing security.
(b)  The cost for federal income tax purposes is $30,620,448.
(c)  At December 31, 2001, net unrealized depreciation was
     $873,589, based on cost for federal income tax purposes.
     This consisted of aggregate gross unrealized appreciation
     for all investments on which there was an excess of
     market value over cost of $1,587,142 and aggregate gross
     unrealized depreciation for all investments on which
     there was an excess of cost over market value of
     $2,460,731.

-------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              11
                                                                               -

Statement of Assets and Liabilities as of December 31, 2001

ASSETS:
Investment in securities, at value (identified cost
  $30,608,268)..............................................       $29,746,859
Cash........................................................           105,571
Receivables:
  Investment securities sold................................           444,696
  Fund shares sold..........................................            74,353
  Dividends.................................................            58,341
                                                                   -----------
        Total assets........................................        30,429,820
                                                                   -----------
LIABILITIES:
Payables:
  Investment securities purchased...........................           274,101
  Shareholder communication.................................            20,536
  Fund shares redeemed......................................            16,678
  Transfer agent............................................            16,331
  Manager...................................................            14,630
  NYLIFE Distributors.......................................             9,864
  Custodian.................................................             3,021
  Trustees..................................................               260
Accrued expenses............................................            38,223
                                                                   -----------
        Total liabilities...................................           393,644
                                                                   -----------
Net assets..................................................       $30,036,176
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized:
  Class A...................................................       $    28,404
  Class B...................................................             6,648
  Class C...................................................               115
Additional paid-in capital..................................        34,676,145
Accumulated net realized loss on investments................        (3,813,727)
Net unrealized depreciation on investments..................          (861,409)
                                                                   -----------
Net assets..................................................       $30,036,176
                                                                   ===========
CLASS A
Net assets applicable to outstanding shares.................       $24,292,444
                                                                   ===========
Shares of beneficial interest outstanding...................         2,840,392
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.55
Maximum sales charge (5.50% of offering price)..............              0.50
                                                                   -----------
Maximum offering price per share outstanding................       $      9.05
                                                                   ===========
CLASS B
Net assets applicable to outstanding shares.................       $ 5,645,812
                                                                   ===========
Shares of beneficial interest outstanding...................           664,761
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.49
                                                                   ===========
CLASS C
Net assets applicable to outstanding shares.................       $    97,920
                                                                   ===========
Shares of beneficial interest outstanding...................            11,527
                                                                   ===========
Net asset value and offering price per share outstanding....       $      8.49
                                                                   ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

12
-

Statement of Operations for the year ended December 31, 2001

INVESTMENT INCOME:
Income:
  Dividends.................................................  $   367,250
  Interest..................................................       57,516
                                                              -----------
    Total income............................................      424,766
                                                              -----------
Expenses:
  Manager...................................................      201,027
  Transfer agent............................................       83,486
  Service--Class A..........................................       61,237
  Service--Class B..........................................       10,375
  Service--Class C..........................................          183
  Registration..............................................       37,160
  Professional..............................................       35,201
  Distribution--Class B.....................................       31,126
  Distribution--Class C.....................................          549
  Shareholder communication.................................       30,837
  Recordkeeping.............................................       12,976
  Pricing service...........................................        9,465
  Custodian.................................................        8,672
  Trustees..................................................          927
  Miscellaneous.............................................       19,146
                                                              -----------
    Total expenses before reimbursement.....................      542,367
Expense reimbursement by Manager and Subadvisor.............      (79,919)
                                                              -----------
    Net expenses............................................      462,448
                                                              -----------
Net investment loss.........................................      (37,682)
                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments............................   (3,813,727)
Net unrealized depreciation on investments..................     (861,409)
                                                              -----------
Net realized and unrealized loss on investments.............   (4,675,136)
                                                              -----------
Net decrease in net assets resulting from operations........  $(4,712,818)
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              13
                                                                               -

Statement of Changes in Net Assets

                                                               Year ended
                                                              December 31,
                                                                  2001
                                                              ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss.......................................  $   (37,682)
  Net realized loss on investments..........................   (3,813,727)
  Net unrealized depreciation on investments................     (861,409)
                                                              -----------
  Net decrease in net assets resulting from operations......   (4,712,818)
                                                              -----------
Capital share transactions:
  Net proceeds from sale of shares:
    Class A.................................................   29,129,003
    Class B.................................................    7,834,130
    Class C.................................................      112,499
  Cost of shares redeemed:
    Class A.................................................     (824,039)
    Class B.................................................   (1,500,384)
    Class C.................................................       (2,215)
                                                              -----------
      Increase in net assets derived from capital share
       transactions.........................................   34,748,994
                                                              -----------
      Net increase in net assets............................   30,036,176
NET ASSETS:
Beginning of year...........................................           --
                                                              -----------
End of year.................................................  $30,036,176
                                                              ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

14
-

Financial Highlights selected per share data and ratios

                                                                  Class A           Class B           Class C
                                                              ---------------   ---------------   ---------------
                                                                         Year ended December 31, 2001
                                                              ---------------------------------------------------
Net asset value at beginning of year........................      $ 10.00           $10.00            $10.00
                                                                  -------           ------            ------
Net investment loss (a).....................................        (0.00)(b)        (0.06)            (0.06)
Net realized and unrealized loss on investments.............        (1.45)           (1.45)            (1.45)
                                                                  -------           ------            ------
Total from investment operations............................        (1.45)           (1.51)            (1.51)
                                                                  -------           ------            ------
Net asset value at end of year..............................      $  8.55           $ 8.49            $ 8.49
                                                                  =======           ======            ======
Total investment return (c).................................       (14.50%)         (15.10%)          (15.10%)
Ratios (to average net assets)/
  Supplemental Data:
    Net investment loss.....................................        (0.02%)          (0.77%)           (0.77%)
    Net expenses............................................         1.50%            2.25%             2.25%
    Expenses (before reimbursement).........................         1.78%            2.53%             2.53%
Portfolio turnover rate.....................................           77%              77%               77%
Net assets at end of year (in 000's)........................      $24,292           $5,646            $   98

-------

     Per share data based on average shares outstanding during
(a)  the period.
(b)  Less than one cent per share.
     Total return is calculated exclusive of sales charges and is
(c)  not annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                                              15
                                                                               -

Notes to Financial Statements

NOTE 1--ORGANIZATION AND BUSINESS:

The MainStay Funds (the "Trust") was organized on January 9, 1986 as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and comprises twenty-four funds (collectively referred to as the "Funds"). These financial statements and notes relate only to MainStay Select 20 Equity Fund (the "Fund").

The Fund currently offers three classes of shares. On December 29, 2000, the Fund sold Class A, Class B and Class C shares to NYLife Distributors Inc. (the "Distributor"), an indirect wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), at a net asset value of $10.00. The Fund commenced investment operations the following business day on January 2, 2001. Class A shares are offered at net asset value per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Class A shares, but a contingent deferred sales charge is imposed on certain redemptions of such shares within one year of the date of purchase. Class B shares and Class C shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase of Class B shares and within one year of purchase of Class C shares. Class A shares, Class B shares and Class C shares bear the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights and conditions except that the Class B shares and Class C shares are subject to higher distribution fee rates. Each class of shares bears distribution and/or service fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act.

The Fund's investment objective is to seek long-term growth of capital. MainStay Select 20 Equity Fund is "non-diversified," which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences. In addition, there are risks associated with investing in a relatively smaller number of securities.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the
Fund:

VALUATION OF FUND SHARES. The net asset value per share of each class of shares is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each class of shares is determined by taking the assets attributable to a class of shares, subtracting the liabilities attributable to that class, and dividing the result by the outstanding shares of that class.

MainStay Select 20 Equity Fund

16
-

SECURITIES VALUATION. Portfolio securities of the Fund are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, at the mean between the closing bid and asked prices, (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in (a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System, (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the bid price supplied through such system, (d) by appraising over-the-counter securities not quoted on the NASDAQ system at prices supplied by the pricing agent or brokers selected by the Fund's subadvisor, if these prices are deemed to be representative of market values at the regular close of business of the Exchange, and (e) by appraising all other securities and other assets, including securities for which no market quotations are available, at fair value in accordance with procedures approved by the Trustees. Short-term securities that mature in more than 60 days are valued at current market quotations. Short-term securities that mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

Events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) and the regular close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Fund's subadvisor believes that the particular event would materially affect net asset value, in which case an adjustment may be made.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes withheld at the source.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay any dividends quarterly. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Permanent book-tax differences of $37,682 are

                                                                              17
                                                                               -

decreases to accumulated net investment loss and additional paid-in-capital, respectively. These book-tax differences are due primarily to a net investment loss incurred by the Fund in 2001.

As required, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, ("Audit Guide"), effective January 1, 2001. The revised Audit Guide requires the presentation of the tax-based components of capital and shareholder distributions, which components may differ from their corresponding amounts for financial reporting purposes due to the reclassifications described above. Undistributed net investment income, undistributed net realized gains and accumulated net realized losses, if any, shown in the Statement of Assets and Liabilities represent tax-based undistributed ordinary income, undistributed net long-term capital gains and capital loss carryforwards, respectively except for temporary differences. Tax-based unrealized appreciation (depreciation) is reflected in a footnote to the Portfolio of Investments.

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued daily.

EXPENSES. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred except when direct allocations of expenses can be made. The investment income and expenses (other than expenses incurred under the distribution plans) and realized and unrealized gains and losses on Fund investments are allocated to separate classes of shares based upon their relative net asset value on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 3--FEES AND RELATED PARTY POLICIES:

MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("NYLIM" or the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as the Fund's manager. The Manager provides offices, conducts clerical, record-keeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund. The Manager also pays the salaries and expenses of all personnel affiliated with the Fund and all the operational expenses that are not the responsibility of the Fund. The Manager has delegated its portfolio management responsibilities to MacKay Shields LLC (the "Subadvisor"), a registered investment advisor and indirect wholly-owned subsidiary of New York Life. Under the supervision of the Trust's Board of Trustees and the Manager, the Subadvisor is responsible for the day-to-day portfolio management of the Fund.

MainStay Select 20 Equity Fund

18
-

The Trust, on behalf of the Fund, pays the Manager a monthly fee for services performed and the facilities furnished at an annual rate of 0.70% of the Fund's average daily net assets. The Manager has voluntarily agreed to reimburse the expenses of the Fund to the extent that operating expenses would exceed on an annualized basis 1.50%, 2.25% and 2.25% of the average daily net assets of the Class A, Class B and Class C shares, respectively. For the year ended December 31, 2001, the Manager earned $201,027 and reimbursed the Fund $79,919.

Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, the Manager pays the Subadvisor a monthly fee at an annual rate of 0.35% of the average daily net assets of the Fund. To the extent the Manager has agreed to reimburse expenses of the Fund, the Subadvisor has voluntarily agreed to do so proportionately.

DISTRIBUTION AND SERVICE FEES. The Trust, on behalf of the Fund, has a Distribution Agreement with the Distributor. The Fund, with respect to each class of shares, has adopted distribution plans (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Distributor receives a monthly fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Class A shares, which is an expense of the Class A shares of the Fund for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, the Fund pays the Distributor a monthly fee, which is an expense of the Class B and Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B and Class C shares. The Distribution Plans provide that the Class B and Class C shares of the Fund also incur a service fee at the annual rate of 0.25% of the average daily net asset value of the Class B or Class C shares of the Fund.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

SALES CHARGES. The Fund was advised by the Distributor that the amount of sale charges retained on sales of Class A shares was $4,978 for the year ended December 31, 2001. The Fund was also advised that the Distributor retained contingent deferred sales charges on redemptions of Class B shares of $1,881 for the same period.

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, ("NYLIM Service"), an affiliate of NYLIM, is the Fund's transfer, dividend disbursing and shareholder servicing agent. NYLIM Service has entered into an agreement with Boston Financial Data Services ("BFDS") by which BFDS will perform certain of the services for which NYLIM Service is responsible. Transfer agent expenses accrued to NYLIM Service for the year ended December 31, 2001 amounted to $83,486.

                                                                              19
                                                                               -

TRUSTEES' FEES. Trustees, other than those currently affiliated with New York Life, the Subadvisor, the Manager or the Distributor, are paid an annual fee of $45,000, $2,000 for each Board meeting and $1,000 for each Committee meeting attended plus reimbursement for travel and out-of-pocket expenses. The Lead Independent Trustee is also paid an annual fee of $20,000. The Trust allocates this expense in proportion to the net assets of the respective Funds.

CAPITAL. At December 31, 2001, New York Life held shares of Class A with a net asset value of $21,375,000 which represents 88.0% of the Class A net assets at year end.

OTHER. Fees for the cost of legal services provided to the Fund by the Office of General Counsel of NYLIM amounted to $662 for the year ended December 31, 2001.

The Fund pays the Manager a monthly fee for recordkeeping services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. Fees for recordkeeping services provided to the Fund by the Manager amounted to $12,976 for the year ended December 31, 2001.

NOTE 4--FEDERAL INCOME TAX:

The Fund intends to elect to treat for federal income tax purposes $132,399 of qualifying capital losses that arose after October 31, 2001 as if they arose on January 1, 2002. At December 31, 2001, for federal income tax purposes, capital loss carryforwards of $3,669,148 were available to the extent provided by regulations to offset future realized gains of the Fund through 2009. To the extent that these carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

NOTE 5--PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2001, purchases and sales of securities, other than short-term securities, were $55,984 and $21,562, respectively.

NOTE 6--LINE OF CREDIT:

The Fund and certain affiliated funds maintain a line of credit of $375,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The funds pay a commitment fee, at an annual rate of 0.075% of the average commitment amount, regardless of usage, to The Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated amongst the funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit during the year ended December 31, 2001.

MainStay Select 20 Equity Fund

20
-

NOTE 7--CAPITAL SHARE TRANSACTIONS (IN 000'S):

                                                                      YEAR ENDED
                                                                   DECEMBER 31, 2001
                                                              ---------------------------
                                                              CLASS A   CLASS B   CLASS C
                                                              -------   -------   -------
Shares sold.................................................   2,936      841       12
Shares redeemed.............................................     (96)    (176)      --
                                                               -----     ----       --
Net increase................................................   2,840      665       12
                                                               =====     ====       ==

                                                                              21
                                                                               -

Report of Independent Accountants

To the Board of Trustees of The MainStay Funds and Shareholders of MainStay Select 20 Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay Select 20 Equity Fund (one of the portfolios constituting The MainStay Funds, hereafter referred to as the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2002

22
-

Trustees and Officers

Following are the Trustees and Officers of The MainStay Funds, along with a brief description of their principal occupations during the past five years.

Each Trustee serves until his/her successor is elected and qualified or until his/her resignation, death, or removal. Officers serve a term of one year and are elected annually by the Trustees.

The business address of each Trustee and Officer is 51 Madison Avenue, New York, New York 10010.

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES*
---------------------------------------------------------------------------------------------------------------------
Gary E. Wendlandt         Chairman since   Chief Executive Officer, Chairman, and        43              N/A
10/8/50                   January 1,       Manager, New York Life Investment
                          2002 and         Management LLC (including predecessor
                          Trustee since    advisory organizations) and New York
                          2000             Life Investment Management Holdings LLC;
                                           Executive Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Distributors, Inc.; Chairman and
                                           Manager, McMorgan & Company LLC;
                                           Manager, MacKay Shields LLC; Executive
                                           Vice President, New York Life Insurance
                                           and Annuity Corporation; Chairman, Chief
                                           Executive Officer, and Director,
                                           MainStay VP Series Fund, Inc. (19
                                           portfolios); Executive Vice President
                                           and Chief Investment Officer, MassMutual
                                           Life Insurance Company (1993 to 1999).
---------------------------------------------------------------------------------------------------------------------
Stephen C. Roussin        President,       President, Chief Operating Officer, and       44              N/A
7/12/63                   Chief            Manager, New York Life Investment
                          Executive        Management LLC (including predecessor
                          Officer, and     advisory organizations) and New York
                          Trustee since    Life Investment Management Holdings LLC;
                          1997             Senior Vice President, New York Life
                                           Insurance Company; Director, NYLIFE
                                           Securities, Inc.; Chairman and Director,
                                           NYLIFE Distributors Inc.; Manager,
                                           McMorgan & Company LLC; Chairman,
                                           Trustee, and President, Eclipse Funds,
                                           (4 portfolios); Chairman and Director,
                                           Eclipse Funds Inc. (13 portfolios);
                                           Chairman and Trustee, New York Life
                                           Investment Management Institutional
                                           Funds (3 portfolios); Senior Vice
                                           President, Smith Barney (1994 to 1997).
---------------------------------------------------------------------------------------------------------------------
* Certain Trustees are considered to be interested persons of the Trust within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields
  LLC, McMorgan & Company LLC, Eclipse Funds, Eclipse Funds Inc., MainStay VP Series Fund, Inc., New York Life
  Investment Management Institutional Funds, NYLIFE Securities Inc., and/or NYLIFE Distributors Inc., as described in detail in the column "Principal Occupation(s) During Past Five Years."

                                                                              23
                                                                               -

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
Harry G. Hohn             Trustee since    Retired. Chairman and Chief Executive         24       Director, Crompton
3/1/32                    1996             Officer, New York Life Insurance Company               Corporation
                                           (1990 to 1997); Chairman of the Board,
                                           Life Insurance Council of New York (1996
                                           to 1997); Director, Million Dollar
                                           Roundtable Foundation (1996 to 1997).
---------------------------------------------------------------------------------------------------------------------
Donald K. Ross            Trustee since    Retired. Chairman, Chief Executive            24       Manager, MacKay
7/1/25                    1991             Officer, and President, New York Life                  Shields LLC
                                           Insurance Company (1981 to 1990).
---------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Charlynn Goins            Trustee since    Retired. Consultant to U.S. Commerce          24              N/A
9/15/42                   2001             Department, Washington, DC (1998 to
                                           2000); Senior Vice President and
                                           Director of International Marketing,
                                           Prudential Mutual Funds and Annuities
                                           (1990 to 1997).
---------------------------------------------------------------------------------------------------------------------
Edward J. Hogan           Trustee since    Rear Admiral U.S. Navy (Retired);             24              N/A
8/17/32                   1996             Independent Management Consultant.
---------------------------------------------------------------------------------------------------------------------
Terry L. Lierman          Trustee since    Partner, Health Ventures LLC; Vice            24              N/A
1/4/48                    1991             Chair, Employee Health Programs;
                                           Partner, TheraCom (1994 to 2001);
                                           President, Capitol Associates, Inc.
                                           (1984 to 2001).
---------------------------------------------------------------------------------------------------------------------
John B. McGuckian         Trustee since    Chairman, Ulster Television Plc; Pro          24       Chairman, AIB Group
11/13/39                  1997             Chancellor, Queen's University (1985 to                Northern Ireland
                                           2001).                                                 Plc; Non-Executive
                                                                                                  Director, Allied
                                                                                                  Irish Banks Plc;
                                                                                                  Non-Executive
                                                                                                  Director, Unidare
                                                                                                  Plc (engineering);
                                                                                                  Non-Executive
                                                                                                  Director, Irish
                                                                                                  Continental Group
                                                                                                  Plc (shipping).
---------------------------------------------------------------------------------------------------------------------
Donald E. Nickelson       Trustee since    Retired. Vice Chairman, Harbour Group         24       Director, W.P.
12/9/32                   1994             Industries, Inc. (leveraged buyout                     Carey & Co., LLC
                                           firm).
---------------------------------------------------------------------------------------------------------------------
Richard S. Trutanic       Trustee since    Managing Director, The Carlyle Group          24              N/A
2/13/52                   1994             (private investment firm); Chairman and
                                           Chief Executive Officer, Somerset Group
                                           (financial advisory firm); Senior
                                           Managing Director, Groupe Arnault
                                           (private investment firm) (1999 to
                                           2001).
---------------------------------------------------------------------------------------------------------------------

24
-

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                           POSITION(S)                                                IN FUND
                          HELD WITH FUND                                              COMPLEX
        NAME AND          AND LENGTH OF            PRINCIPAL OCCUPATION(S)            OVERSEEN    OTHER DIRECTORSHIPS
     DATE OF BIRTH         TIME SERVED              DURING PAST FIVE YEARS           BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------
OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Jefferson C. Boyce        Senior Vice      Senior Managing Director, New York Life      N/A              N/A
9/17/57                   President        Investment Management LLC (including
                          since 1995       predecessor advisory organizations);
                                           Senior Vice President, New York Life
                                           Insurance Company; Senior Vice
                                           President, Eclipse Funds and Eclipse
                                           Funds Inc.; Director, NYLIFE
                                           Distributors, Inc.
---------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell        Chief            Managing Director, New York Life             N/A              N/A
9/27/59                   Financial and    Investment Management LLC (including
                          Accounting       predecessor advisory organizations);
                          Officer,         Treasurer, Chief Financial and
                          Treasurer, and   Accounting Officer, Eclipse Funds Inc.,
                          Vice President   Eclipse Funds, MainStay VP Series Fund,
                          since 2001       Inc., and New York Life Investment
                                           Management Institutional Funds;
                                           Assistant Treasurer, McMorgan Funds
                                           (formerly McM Funds).
---------------------------------------------------------------------------------------------------------------------
Robert A. Anselmi         Secretary        Senior Managing Director, General            N/A              N/A
10/19/46                  since 2001       Counsel, and Secretary, New York Life
                                           Investment Management LLC (including
                                           predecessor advisory organizations);
                                           Secretary, New York Life Investment
                                           Management Holdings LLC; Senior Vice
                                           President, New York Life Insurance
                                           Company; Vice President and Secretary,
                                           McMorgan & Company LLC; Secretary,
                                           NYLIFE Distributors, Inc.; Secretary,
                                           MainStay VP Series Fund, Inc., Eclipse
                                           Funds Inc., Eclipse Funds and New York
                                           Life Investment Management Institutional
                                           Funds; Managing Director and Senior
                                           Counsel, Lehman Brothers Inc., (October
                                           1998 to December 1999); General Counsel
                                           and Managing Director, JP Morgan
                                           Investment Management Inc. (1986 to
                                           September 1998).
---------------------------------------------------------------------------------------------------------------------
Richard W. Zuccaro        Tax Vice         Vice President, New York Life Insurance      N/A              N/A
12/12/49                  President        Company; Vice President, New York Life
                          since 1991       Insurance and Annuity Corporation,
                                           NYLIFE Insurance Company of Arizona,
                                           NYLIFE LLC, NYLIFE Securities Inc., and
                                           NYLIFE Distributors Inc.; Tax Vice
                                           President, New York Life International,
                                           Inc.; Tax Vice President, Eclipse Funds,
                                           Eclipse Funds Inc., MainStay VP Series
                                           Fund, Inc., and New York Life Investment
                                           Management Institutional Funds.
---------------------------------------------------------------------------------------------------------------------

                                                                              25
                                                                               -

THE MAINSTAY FUNDS

EQUITY FUNDS
MainStay Select 20 Equity Fund
MainStay Small Cap Growth Fund
MainStay Small Cap Value Fund(1)
MainStay Mid Cap Growth Fund
MainStay Capital Appreciation Fund
MainStay Blue Chip Growth Fund
MainStay Equity Index Fund(2)
MainStay U.S. Large Cap Equity Fund

EQUITY & INCOME FUNDS
MainStay Growth Opportunities Fund
MainStay Equity Income Fund
MainStay MAP Equity Fund
MainStay Research Value Fund
MainStay Value Fund
MainStay Strategic Value Fund
MainStay Convertible Fund
MainStay Total Return Fund

INCOME FUNDS
MainStay High Yield Corporate Bond Fund
MainStay Strategic Income Fund
MainStay Government Fund
MainStay Tax Free Bond Fund
MainStay Money Market Fund

INTERNATIONAL FUNDS
MainStay International Equity Fund
MainStay Global High Yield Fund
MainStay International Bond Fund
INVESTMENT ADVISOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC
Parsippany, New Jersey

INVESTMENT SUBADVISORS

MACKAY SHIELDS LLC(3)
New York, New York

DALTON, GREINER, HARTMAN, MAHER & CO.
New York, New York

GABELLI ASSET MANAGEMENT COMPANY
Rye, New York

JOHN A. LEVIN & CO., INC.
New York, New York

MARKSTON INTERNATIONAL, LLC
White Plains, New York

MCMORGAN & COMPANY LLC(3)
San Francisco, CA

-------
(1) Closed to new investors as of December 1, 2001.
(2) Closed to new purchases as of January 1, 2002.
(3) An affiliate of New York Life Investment Management LLC.

26
-

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

Trustees and Officers(1)

GARY E. WENDLANDT         Chairman and Trustee
STEPHEN C. ROUSSIN        President, Chief Executive
                          Officer, and Trustee
CHARLYNN GOINS            Trustee
EDWARD J. HOGAN           Trustee
HARRY G. HOHN             Trustee
TERRY L. LIERMAN          Trustee
JOHN B. MCGUCKIAN         Trustee
DONALD E. NICKELSON       Trustee
DONALD K. ROSS            Trustee
RICHARD S. TRUTANIC       Trustee
JEFFERSON C. BOYCE        Senior Vice President
PATRICK J. FARRELL        Chief Financial and
                          Accounting Officer,
                          Treasurer, and
                          Vice President
ROBERT A. ANSELMI         Secretary
RICHARD W. ZUCCARO        Tax Vice President

DECHERT
Legal Counsel

PRICEWATERHOUSECOOPERS LLP
Independent Accountants
(1) As of January 1, 2002.

[MAINSTAY LOGO]

MainStay is a division of New York Life Investment Management LLC, the investment advisor to The MainStay Funds.

------------------------------------------------------
Not FDIC insured.  No bank guarantee.  May lose value.

NYLIFE DISTRIBUTORS INC.
NYLIM Center
169 Lackawanna Avenue
Parsippany, New Jersey 07054

www.mainstayfunds.com

This report may only be distributed when preceded or accompanied by a current Fund prospectus.

(C)2002 NYLIFE Distributors Inc. All rights reserved. MSSE11- 02/02
                                                    23

[RECYCLE LOGO]

                                                           [MAINSTAY FUNDS LOGO]

    MainStay(R) Select 20 Equity Fund

    ANNUAL REPORT

    DECEMBER 31, 2001

    [MAINSTAY LOGO]